                                  THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                              [PHOTO APPEARS HERE]

                                                               December 31, 2004
                                                                   Annual Report

                                                  NML Variable Annuity Account B

                                        Nontax-Qualified Annuities
                                        Individual Retirement Annuities
                                        Roth IRAs
                                        Simplified Employee Pension Plan IRAs
                                        SIMPLE IRAs
                                        Tax Deferred Annuities
                                        457 Deferred Compensation Plan Annuities
                                        Non-Transferable Annuities

Northwestern Mutual
Series Fund Inc., Fidelity
VIP Mid Cap Portfolio and
Russell Investment Funds

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
(414) 271-1444
www.northwesternmutual.com

90-1776(0786) (REV 0105)

                                                   [LOGO] Northwestern Mutual(R)

Letter to Contract Owners

December 31, 2004

During the first three quarters of 2004, the stock market produced lackluster results, as concerns over rising oil prices, a weakening dollar, the Iraqi war, and the presidential election put a drag on the economy and the market. In the final quarter of the year, however, the market experienced a dramatic turnaround. The elections in November and a significant drop in oil prices beginning in October served as catalysts for the change, and gains made during the fourth quarter accounted for most of the return in the stock market for the year.

The S&P 500 Index (a widely used benchmark of U.S. equity performance) gained 10.88% for the year. Small capitalization stocks and international equities were the strongest performers, as measured by the S&P SmallCap 600 Index, which gained 22.65%, and the EAFE Index, which was up 20.70% for the year.

The bond market also posted positive returns for the year, with high yield bonds significantly outperforming investment grade bonds. The total return of the Merrill Lynch Domestic Master Index (a broad-based bond index) was 4.34% for the year, while high yield bonds returned 10.85%, as measured by the Lehman High Yield Intermediate Market Index (an index of non-investment grade bonds).

Credit spreads narrowed during the year as bond investors looking for higher yields took on more credit risk rather than locking in longer term bonds. Yields on Treasuries remained basically unchanged over the year, as investors seeking higher yields put money in more speculative areas of the bond market. The 10-year Treasury started the year at 4.25% and ended at 4.22%; the 30-year Treasury bond began the year at 4.89%, and finished at 4.83%.

Through most of the first half of 2004, short-term interest rates remained at 45-year lows, where they had been unchanged since mid 2003. Beginning in June, however, the Federal Reserve began a series of interest rate increases, and by year end the federal funds rate stood at 2.25%, up from 1.00%. The Federal Reserve has indicated that it will continue to increase rates in 2005, although a variety of economic variables could impact its decisions on rates in the coming months.

Although the consensus calls for 3.0% to 3.5% growth in GDP in 2005, a number of concerns compel us to urge caution. The fiscal and monetary policies that have stimulated the economy over the past two years are behind us, with the immediate impact of the 2003 tax cuts already factored into the economy and the Fed signaling its intention to raise rates further.

This late in the business cycle, we believe investors would be wise to moderate their expectations for returns in both stocks and bonds. The market is currently "priced for perfection." If the year ahead turns out to be less than perfect, some asset classes could give back returns of the past few years. We believe we are closer to the time when investors should hold on to past returns rather than chase yields and returns. All markets now have had a nice run up and most asset classes are rich compared to historic standards. We believe a well-balanced portfolio -- one diversified between stocks and bonds, as well as among foreign and domestic investments -- is the wisest course of action.

As always, at Northwestern Mutual we take very seriously our commitment to the highest quality investment management and ethical business practices. We appreciate the trust you have placed in our organization, and will work steadfastly in 2005 to preserve that trust.

[PHOTO]

Edward J. Zore
[PHOTO]

Mark G. Doll

/s/ Edward J. Zore
/s/ Mark G. Doll

                  Edward J. Zore               Mark G. Doll
                President and Chief        Senior Vice President
                 Executive Officer              Investments

                The Northwestern Mutual Life Insurance Company

                            (Northwestern Mutual)

                                    [GRAPHIC]

                             Northwestern Mutual(R)

How To Get More Information

Northwestern Mutual Express:

1-800-519-4665
Get up-to-date information about your contract at your convenience with your contract number and your Personal Identification Number (PIN). Call toll-free to review contract values and unit values, transfer among portfolios, change the allocation and obtain fund performance information.

Changing your asset allocations through Northwestern Mutual Express, or through a written request on a Transfer or Allocation Change form, will terminate existing portfolio rebalancing elections.

Information on the Internet:

Northwestern Mutual Financial Network
                                 WWW.NMFN.COM

For information about Northwestern Mutual visit us on our Website. Included is information on Daily Variable Annuity Unit Value Prices, Current Performance, and Fund Information. Contact Your Northwestern Mutual Investment Services representative if you have questions about your contract or any of the contract owner privileges.

 Contract Owner Privileges



Free Transfers Among Portfolios
You can change your investment allocation or transfer values among the portfolios by calling the Northwestern Mutual Express line at 800-519-4665. Also, you can Mail or Fax the request forms to the Home Office for the same day changes.

Northwestern Mutual is not currently charging a fee for transfers, but reserves the right to charge $25 for each transfer exceeding 12 in a contract year. The amount and timing restrictions discussed here do not apply to interest sweeps from the GIF to the variable funds. The GIF is ONLY available in the Front-Load design in NJ, OR, UT, WA, and the GIF is NOT available in either design in MA.

Contract Owner Communications
Northwestern Mutual Express gives you 24-hour access to your contract. You receive Confirmation Statements on each transaction and VA Quarterly Summary Statements.

Automatic Investment Plan
You can invest via the Electronic Funds Transfer (EFT) Plan. Your bank can transmit money safely and quickly from your bank checking or NOW account.

A program of regular investing cannot assure a profit or protect against a loss in a declining market.

Automatic Dollar Cost Averaging Plan
Your money is automatically transferred from the Money Market Portfolio to any of the variable portfolios on a monthly, quarterly or semi-annual basis.

Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Portfolio Rebalancing
To help maintain your asset allocation plan percentage over time, this service will automatically readjust the asset allocations back to the desired specified percentages.

Only contracts with accumulation values of $10,000 or more are eligible. Portfolio rebalancing may only be used with the variable funds, not the Guaranteed Interest Fund, and may not be used in conjunction with dollar cost averaging.

All investments are subject to market risks and a loss of principal. The investment return and principal value will fluctuate, and when sold, may be more or less than their original cost, and could result in a taxable event.

Interest Sweeps
The Interest Sweep service will automatically sweep or transfer interest earnings from the Guaranteed Interest Fund (GIF) to any of the variable investment options. Interest earning can be swept monthly, quarterly, semi-annual, or annual.

Only contracts with $10,000 or more in the GIF are eligible. The amount and timing restrictions that ordinarily apply to transfers between the GIF and the variable funds do not apply to interest sweeps. The GIF is ONLY available in the Front-Load design in NJ, OR, UT, WA, and the GIF is NOT available in either design in MA.

Systematic Withdrawal Plan
While your contract is in the accumulation phase, you can arrange to automatically withdraw money to generate a payment stream.

Automatic Required Minimum Distribution (RMD)
You can arrange for your required minimum distribution (RMD) to be sent to you automatically once you turn age 70 1/2. (IRA, SEP-IRA, SIMPLE IRA, TDA 403(b) and Former Pension Annuity Contracts).

Special Withdrawal Privilege
You can withdraw 10% of the contract's accumulation value without a surrender charge, if the contract has at least a $10,000 balance, beginning on the first contract anniversary.

Terminal Illness Benefit*
Withdrawal charges are waived if the primary Annuitant is terminally ill and has a life expectancy of 12 months or less.

Nursing Home Benefit*
Withdrawal charges are waived after the first contract anniversary if the primary annuitant's confinement is medically necessary for at least 90 consecutive days in a licensed nursing facility or hospital.

*The benefit is not available in MA, NJ, NY and TX.

                                   Contents

  Performance Summary for NML Variable Annuity Account B

  Northwestern Mutual Series Fund, Inc. - Annual Report

  Fidelity VIP Mid Cap Portfolio - Annual Report
    (This report follows the end of the Northwestern Mutual Series
  Fund, Inc.)

  Russell Investment Funds - Annual Report
    (This report follows the end of the Fidelity VIP Mid Cap Portfolio.)

  NML Variable Annuity Account B Financial Statements
  You should carefully consider the investment objectives, risks, expenses and charges of the investment company before you invest. Your Northwestern Mutual Investment Services Registered Representative can provide you with a contract and fund prospectus that will contain the information noted above, and other important information that you should read carefully before you invest or send money.

 Performance Summary  as of December 31, 2004

Front Load Contract (Series QQ)

                                                                                             Franklin
                                                       T. Rowe    Aggressive                 Templeton   AllianceBernstein
Total return(j)                         Small Cap    Price Small    Growth   International International      Mid Cap
at unit value                          Growth Stock   Cap Value     Stock       Growth        Equity           Value
(as of 12/31/04)                         Division     Division     Division    Division      Division        Division
---------------------------------------------------------------------------------------------------------------------------
1 year................................     13.57%       19.08%        9.19%      16.23%        14.07%          13.44%
5 years...............................     24.50%          --       (10.21%)        --         11.00%             --
  Annualized..........................      4.48%          --        (2.13%)        --          2.11%             --
10 years(g)...........................        --           --       153.77%         --        118.10%             --
  Annualized..........................        --           --         9.76%         --          8.11%             --
Since division inception in Account B.    131.11%(b)    53.07%(c)       --       27.00%(c)        --           50.63%(d)
  Annualized..........................     15.91%       13.26%          --        7.24%           --           27.83%
Since portfolio inception(a)..........        --           --           --          --            --              --
  Annualized..........................        --           --           --          --            --              --
Current Yield(h)......................

Front Load Contract (Series RR)
---------------------------------------------------------------------------------------------------------------------------
1 year................................     12.87%       18.35%        8.51%      15.51%        13.37%          12.74%
5 years...............................     23.19%          --       (11.12%)        --          9.92%             --
  Annualized..........................      4.26%          --        (2.33%)        --          1.91%             --
10 years(g)...........................        --           --       150.10%         --        114.70%             --
  Annualized..........................        --           --         9.60%         --          7.94%             --
Since portfolio inception in Account B    128.63%(b)    51.74%(c)       --       25.91%(c)        --           49.59%(d)
  Annualized..........................     15.69%       12.97%          --        6.97%           --           27.30%
Since portfolio inception(a)..........        --           --           --          --            --              --
  Annualized..........................        --           --           --          --            --              --
Current Yield(h)......................

Back Load Contract Without Surrender (Series QQ/RR)
---------------------------------------------------------------------------------------------------------------------------
1 year................................     17.14%       22.83%       12.62%      19.89%        17.66%          17.01%
5 years...............................     23.43%          --       (10.98%)        --         10.08%             --
  Annualized..........................      4.30%          --        (2.30%)        --          1.94%             --
10 years(g)...........................        --           --       139.58%         --        105.72%             --
  Annualized..........................        --           --         9.13%         --          7.48%             --
Since portfolio inception in Account B    127.63%(b)    54.14%(c)       --       27.89%(c)        --           54.35%(d)
  Annualized..........................     15.60%       13.49%          --        7.46%           --           29.71%
Since portfolio inception(a)..........        --           --           --          --            --              --
  Annualized..........................        --           --           --          --            --              --
Current Yield(h)......................


Total return(j)                        Index 400
at unit value                            Stock
(as of 12/31/04)                       Division
--------------------------------------------------
1 year................................   11.14%
5 years...............................   46.80%
  Annualized..........................    7.98%
10 years(g)...........................      --
  Annualized..........................      --
Since division inception in Account B.   65.20%(b)
  Annualized..........................    9.25%
Since portfolio inception(a)..........      --
  Annualized..........................      --
Current Yield(h)......................

Front Load Contract (Series RR)
----------------------------------------------------------------------------------------
1 year................................   10.46%
5 years...............................   45.31%
  Annualized..........................    7.76%
10 years(g)...........................      --
  Annualized..........................      --
Since portfolio inception in Account B   63.49%(b)
  Annualized..........................    9.05%
Since portfolio inception(a)..........      --
  Annualized..........................      --
Current Yield(h)......................

Back Load Contract Without Surrender (Series QQ/RR)
----------------------------------------------------------------------------------------
1 year................................   14.63%
5 years...............................   45.58%
  Annualized..........................    7.80%
10 years(g)...........................      --
  Annualized..........................      --
Since portfolio inception in Account B   62.72%(b)
  Annualized..........................    8.96%
Since portfolio inception(a)..........      --
  Annualized..........................      --
Current Yield(h)......................

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; figures for the Front Load contract reflect a maximum sales load of 4% for the Series QQ and 4.5% for the Series RR; figures for the Series QQ Back Load contract with a surrender reflect deductions for a maximum 8% withdrawal charge, declining at a rate of 1% per year; figures for the Series RR Back Load contract with surrender reflect deductions for a maximum of 6% withdrawal charge for the first three years, declining at a rate of 1% per year thereafter. The data reflects an initial contract size of $10,000 for the Front Load (minimum size) and $1,000 for the Back Load. Performance data quoted represents past results and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance for other separate accounts will differ.

(a)Returns stated are as of the inception date of the portfolio which preceeds availability in Account B. See the following footnotes for portfolio inception dates.
(b)Inception date of 4/30/99.
(c)Inception date of 7/31/01.
(d)Inception date of 5/1/03.
(e)Inception date of this division in the Account B was 5/1/03. Actual fund inception was 12/28/98. Performance quoted prior to 5/1/03 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(f)Inception date of this division in Account B was 4/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 4/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(g)10 year return for this division in Account B.
(h)For the seven-day period ended December 31, 2004, the Money Market Portfolio's yield was 2.17% and was equivalent to a compound effective yield of 2.20%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
(j)Returns shown include any fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be less. For the Money Market Division, total returns include the effect of a fee waiver from December 2, 2002 through December 31, 2004, which ended on December 31, 2004.

                                  Capital    T. Rowe
   Janus                          Guardian    Price
  Capital     Growth   Large Cap  Domestic    Equity    Index 500   Asset              High Yield  Select
Appreciation  Stock    Core Stock  Equity     Income      Stock   Allocation  Balanced    Bond      Bond
  Division   Division   Division  Division   Division   Division   Division   Division  Division  Division
----------------------------------------------------------------------------------------------------------
   14.40%       1.97%      3.40%   11.70%     10.09%       5.82%     5.17%       3.14%     7.79%    0.13%
      --      (21.02%)   (22.30%)     --         --      (16.27%)      --        6.99%    33.13%   41.64%
      --       (4.61%)    (4.92%)     --         --       (3.49%)      --        1.36%     5.89%    7.21%
      --      146.47%    105.91%      --         --      186.25%       --      141.34%   106.29%   97.82%
      --        9.44%      7.49%      --         --       11.09%       --        9.21%     7.51%    7.06%
   36.78%(d)      --         --    14.50%(c)  35.72%(d)      --     10.34%(c)      --        --       --
   20.65%         --         --     4.04%     20.09%         --      2.92%         --        --       --
      --          --         --                  --          --        --          --        --       --
      --          --         --                  --          --        --          --        --       --

----------------------------------------------------------------------------------------------------------
   13.69%       1.34%      2.76%   11.01%      9.41%       5.17%     4.52%       2.50%     7.13%   (0.49%)
      --      (21.80%)   (23.07%)     --         --      (17.09%)      --        5.88%    31.75%   40.19%
      --       (4.80%)    (5.11%)     --         --       (3.68%)      --        1.15%     5.67%    6.99%
      --      142.89%    102.87%      --         --      182.16%       --      137.61%   103.25%   94.88%
      --        9.28%      7.33%      --         --       10.93%       --        9.04%     7.35%    6.90%
   35.86%(d)      --         --    13.53%(c)  34.80%(d)      --      9.39%(c)      --        --       --
   20.16%         --         --     3.78%     19.60%         --      2.66%         --        --       --
      --          --         --                  --          --        --          --        --       --
      --          --         --                  --          --        --          --        --       --

----------------------------------------------------------------------------------------------------------
   18.00%       5.17%      6.65%   15.21%     13.55%       9.15%     8.48%       6.38%    11.18%    3.28%
      --      (21.68%)   (22.95%)     --         --      (16.97%)      --        6.04%    31.94%   40.39%
      --       (4.77%)    (5.08%)     --         --       (3.65%)      --        1.18%     5.70%    7.02%
      --      132.64%     94.34%      --         --      170.18%       --      127.77%    94.70%   86.83%
      --        8.81%      6.87%      --         --       10.45%       --        8.58%     6.89%    6.45%
   40.15%(d)      --         --    15.29%(c)  39.08%(d)      --     11.11%(c)      --        --       --
   22.42%         --         --     4.25%     21.86%         --      3.13%         --        --       --
      --          --         --       --         --          --        --          --        --       --
      --          --         --       --         --          --        --          --        --       --

 Performance Summary, continued  as of December 31, 2004

Front Load Contract (Series QQ)

                                                                Russell      Russell     Russell                  Russell
Total return (j)                        Money   Fidelity VIP  Multi-Style   Aggressive     Non-      Russell    Real Estate
at unit value                           Market    Mid Cap       Equity        Equity       U.S.     Core Bond   Securities
(as of 12/31/04)                       Division   Division     Division      Division    Division   Division     Division
----------------------------------------------------------------------------------------------------------------------------
1 year................................  (3.03%)     19.17%        4.97%        9.68%      13.09%       0.05%       28.93%
5 years...............................   8.37%      87.51%(e)   (23.11%)      23.25%     (12.66%)     34.27%      147.80%
  Annualized..........................   1.62%      13.40%       (5.12%)       4.27%      (2.67%)      6.07%       19.90%
10 years(g)...........................  38.09%         --           --           --          --          --           --
  Annualized..........................   3.28%         --           --           --          --          --           --
Since division inception in Account B.     --       67.16%(e)   (17.48%)(f)   36.38%(f)    9.18%(f)   32.75%(f)   129.19%(b)
  Annualized..........................     --       36.06%       (3.33%)       5.62%       1.56%       5.12%       15.74%
Since portfolio inception(a)..........     --      186.72%(e)    47.19%(f)    76.18%(f)   30.35%(f)   55.80%(f)       --
  Annualized..........................     --       19.16%        4.95%        7.34%       3.37%       5.66%          --
Current Yield(h)......................   2.20%

Front Load Contract (Series RR)
----------------------------------------------------------------------------------------------------------------------------
1 year................................  (3.63%)     18.43%        4.32%        9.00%      12.39%      (0.57%)      28.14%
5 years...............................   7.25%      85.62%(e)   (23.88%)      22.02%     (13.51%)     32.94%      145.22%
  Annualized..........................   1.41%      13.17%       (5.31%)       4.06%      (2.86%)      5.86%       19.65%
10 years(g)...........................  36.10%         --           --           --          --          --           --
  Annualized..........................   3.13%         --           --           --          --          --           --
Since portfolio inception in Account B     --       66.01%(e)   (18.40%)(f)   34.92%(f)    8.03%(f)   31.33%(f)   126.73%(b)
  Annualized..........................     --       35.50%       (3.52%)       5.42%       1.37%       4.92%       15.52%
Since portfolio inception(a)..........     --      183.54%(e)    45.28%(f)    73.88%(f)   28.65%(f)   53.27%(f)       --
  Annualized..........................     --       18.94%        4.78%        7.17%       3.20%       5.49%          --
Current Yield(h)......................   2.20%

Back Load Contract Without Surrender (Series QQ/RR)
----------------------------------------------------------------------------------------------------------------------------
1 year................................   0.01%      22.91%        8.27%       13.12%      16.64%       3.20%       32.99%
5 years...............................   7.46%      85.91%(e)   (23.76%)      22.19%     (13.37%)     33.13%      145.63%
  Annualized..........................   1.45%      13.20%       (5.28%)       4.09%      (2.83%)      5.89%       19.69%
10 years(g)...........................  30.27%         --           --           --          --          --           --
  Annualized..........................   2.68%         --           --           --          --          --           --
Since portfolio inception in Account B     --       71.28%(e)   (18.73%)(f)   34.26%(f)    7.54%(f)   30.76%(f)   125.73%(b)
  Annualized..........................     --       38.06%       (3.59%)       5.33%       1.29%       4.84%       15.43%
Since portfolio inception(a)..........     --      181.47%(e)    41.68%(f)    69.59%(f)   25.47%(f)   49.49%(f)       --
  Annualized..........................     --       18.80%        4.45%        6.83%       2.88%       5.16%          --
Current Yield(h)......................   2.20%

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; figures for the Front Load contract reflect a maximum sales load of 4% for the Series QQ and 4.5% for the Series RR; figures for the Series QQ Back Load contract with a surrender reflect deductions for a maximum 8% withdrawal charge, declining at a rate of 1% per year; figures for the Series RR Back Load contract with surrender reflect deductions for a maximum of 6% withdrawal charge for the first three years, declining at a rate of 1% per year thereafter. The data reflects an initial contract size of $10,000 for the Front Load (minimum size) and $1,000 for the Back Load. Performance data quoted represents past results and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance for other separate accounts will differ.

(a)Returns stated are as of the inception date of the portfolio which preceeds availability in Account B. See the following footnotes for portfolio inception dates.
(b)Inception date of 4/30/99.
(c)Inception date of 7/31/01.
(d)Inception date of 5/1/03.
(e)Inception date of this division in the Account B was 5/1/03. Actual fund inception was 12/28/98. Performance quoted prior to 5/1/03 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(f)Inception date of this division in Account B was 4/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 4/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(g)10 year return for this division in Account B.
(h)For the seven-day period ended December 31, 2004, the Money Market Portfolio's yield was 2.17% and was equivalent to a compound effective yield of 2.20%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
(j)Returns shown include any fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be less. For the Money Market Division, total returns include the effect of a fee waiver from December 2, 2002 through December 31, 2004, which ended on December 31, 2004.

 Performance Summary, continued  as of December 31, 2004

Back Load Contract With Surrender (Series QQ)

                                                                                              Franklin
                                                      T. Rowe                                 Templeton
Total return (j)                       Small Cap    Price Small   Aggressive  International International AllianceBernstein
with surrender charge                 Growth Stock   Cap Value   Growth Stock    Growth        Equity       Mid Cap Value
(as of 12/31/04)                        Division     Division      Division     Division      Division        Division
----------------------------------------------------------------------------------------------------------------------------
1 year...............................      9.14%       14.83%         4.62%       11.89%         9.66%           9.01%
5 years..............................     19.40%          --        (14.96%)         --          6.09%             --
  Annualized.........................      3.61%          --         (3.19%)         --          1.19%             --
10 years(g)..........................        --           --        139.58%          --        105.72%             --
  Annualized.........................        --           --          9.13%          --          7.48%             --
Since division inception in Account B    124.63%(b)    49.13%(c)        --        22.91%(c)        --           47.34%(d)
  Annualized.........................     15.33%       12.40%           --         6.22%           --           26.15%
Since portfolio inception(a).........        --           --            --           --            --              --
  Annualized.........................        --           --            --           --            --              --
Current Yield(h).....................

Back Load Contract With Surrender (Series RR)
----------------------------------------------------------------------------------------------------------------------------
1 year...............................     11.14%       16.83%         6.62%       13.89%        11.66%          11.01%
5 years..............................     19.40%          --        (14.96%)         --          6.09%             --
  Annualized.........................      3.61%          --         (3.19%)         --          1.19%             --
10 years(g)..........................        --           --        139.58%          --        105.72%             --
  Annualized.........................        --           --          9.13%          --          7.48%             --
Since division inception in Account B    124.63%(b)    49.13%(c)        --        22.91%(c)        --           48.34%(d)
  Annualized.........................     15.33%       12.40%           --         6.22%           --           26.66%
Since portfolio inception(a).........        --           --            --           --            --              --
  Annualized.........................        --           --            --           --            --              --
Current Yield(h).....................


Total return (j)                      Index 400
with surrender charge                   Stock
(as of 12/31/04)                      Division
-------------------------------------------------
1 year...............................    6.63%
5 years..............................   41.57%
  Annualized.........................    7.20%
10 years(g)..........................      --
  Annualized.........................      --
Since division inception in Account B   59.78%(b)
  Annualized.........................    8.61%
Since portfolio inception(a).........      --
  Annualized.........................      --
Current Yield(h).....................

Back Load Contract With Surrender (Series RR)
-------------------------------------------------------------------------------------------------------
1 year...............................    8.63%
5 years..............................   41.57%
  Annualized.........................    7.20%
10 years(g)..........................      --
  Annualized.........................      --
Since division inception in Account B   59.78%(b)
  Annualized.........................    8.61%
Since portfolio inception(a).........      --
  Annualized.........................      --
Current Yield(h).....................

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; figures for the Front Load contract reflect a maximum sales load of 4% for the Series QQ and 4.5% for the Series RR; figures for the Series QQ Back Load contract with a surrender reflect deductions for a maximum 8% withdrawal charge, declining at a rate of 1% per year; figures for the Series RR Back Load contract with surrender reflect deductions for a maximum of 6% withdrawal charge for the first three years, declining at a rate of 1% per year thereafter. The data reflects an initial contract size of $10,000 for the Front Load (minimum size) and $1,000 for the Back Load. Performance data quoted represents past results and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance for other separate accounts will differ.

(a)Returns stated are as of the inception date of the portfolio which precedes availability in Account B. See the following footnotes for portfolio inception dates.
(b)Inception date of 4/30/99.
(c)Inception date of 7/31/01.
(d)Inception date of 5/1/03.
(e)Inception date of this division in the Account B was 5/1/03. Actual fund inception was 12/28/98. Performance quoted prior to 5/1/03 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(f)Inception date of this division in Account B was 4/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 4/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(g)10 year return for this division in Account B.
(h)For the seven-day period ended December 31, 2004, the Money Market Portfolio's yield was 2.17% and was equivalent to a compound effective yield of 2.20%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
(j)Returns shown include any fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be less. For the Money Market Division, total returns include the effect of a fee waiver from December 2, 2002 through December 31, 2004, which ended on December 31, 2004.

 Performance Summary, continued  as of December 31, 2004

Back Load Contract With Surrender (Series QQ)

                                                                       Capital
                                         Janus                Large    Guardian
Total return(j)                         Capital     Growth   Cap Core  Domestic   T. Rowe Price Index 500   Asset
with surrender charge                 Appreciation  Stock     Stock     Equity    Equity Income   Stock   Allocation
(as of 12/31/04)                        Division   Division  Division  Division     Division    Division   Division
---------------------------------------------------------------------------------------------------------------------
1 year...............................    10.00%      (2.83%)   (1.35%)   7.21%         5.55%       1.15%     0.48%
5 years..............................       --      (25.71%)  (26.96%)     --            --      (20.98%)      --
  Annualized.........................       --       (5.77%)   (6.09%)     --            --       (4.60%)      --
10 years(g)..........................       --      132.64%    94.34%      --            --      170.18%       --
  Annualized.........................       --        8.81%     6.87%                    --       10.45%       --
Since division inception in Account B    33.15%(d)      --        --    10.30%(c)     32.07%(d)      --      6.11%(c)
  Annualized.........................    18.72%         --        --     2.91%        18.14%         --      1.75%
Since portfolio inception(a).........       --          --        --       --            --          --        --
  Annualized.........................       --          --        --       --            --          --        --
Current Yield(h).....................

Back Load Contract With Surrender (Series RR)
---------------------------------------------------------------------------------------------------------------------
1 year...............................    12.00%      (0.83%)    0.65%    9.21%         7.55%       3.15%     2.48%
5 years..............................       --      (25.71%)  (26.96%)     --            --      (20.98%)      --
  Annualized.........................       --       (5.77%)   (6.09%)     --            --       (4.60%)      --
10 years(g)..........................       --      132.64%    94.34%      --            --      170.18%       --
  Annualized.........................       --        8.81%     6.87%      --            --       10.45%       --
Since division inception in Account B    34.16%(d)      --        --    10.30%(c)     33.08%(d)      --      6.11%(c)
  Annualized.........................    19.26%         --        --     2.91%        18.68%         --      1.75%
Since portfolio inception(a).........       --          --        --       --            --          --        --
  Annualized.........................       --          --        --       --            --          --        --
Current Yield(h).....................

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; figures for the Front Load contract reflect a maximum sales load of 4% for the Series QQ and 4.5% for the Series RR; figures for the Series QQ Back Load contract with a surrender reflect deductions for a maximum 8% withdrawal charge, declining at a rate of 1% per year; figures for the Series RR Back Load contract with surrender reflect deductions for a maximum of 6% withdrawal charge for the first three years, declining at a rate of 1% per year thereafter. The data reflects an initial contract size of $10,000 for the Front Load (minimum size) and $1,000 for the Back Load. Performance data quoted represents past results and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance for other separate accounts will differ.

(a)Returns stated are as of the inception date of the portfolio which precedes availability in Account B. See the following footnotes for portfolio inception dates.
(b)Inception date of 4/30/99.
(c)Inception date of 7/31/01.
(d)Inception date of 5/1/03.
(e)Inception date of this division in the Account B was 5/1/03. Actual fund inception was 12/28/98. Performance quoted prior to 5/1/03 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(f)Inception date of this division in Account B was 4/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 4/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(g)10 year return for this division in Account B.
(h)For the seven-day period ended December 31, 2004, the Money Market Portfolio's yield was 2.17% and was equivalent to a compound effective yield of 2.20%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
(j)Returns shown include any fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be less. For the Money Market Division, total returns include the effect of a fee waiver from December 2, 2002 through December 31, 2004, which ended on December 31, 2004.


                                                      Russell      Russell                              Russell
          High Yield  Select   Money    Fidelity    Multi-Style   Aggressive   Russell     Russell    Real Estate
Balanced     Bond      Bond    Market  VIP Mid Cap    Equity        Equity     Non-U.S.   Core Bond   Securities
Division   Division  Division Division  Division     Division      Division    Division   Division     Division
------------------------------------------------------------------------------------------------------------------
  (1.62%)    3.18%    (4.72%)  (7.99%)    14.91%        0.27%        5.12%       8.64%      (4.80%)      24.99%
   2.07%    27.99%    36.43%    3.45%     81.91%(e)   (27.77%)      18.20%     (17.40%)     29.15%      141.66%
   0.41%     5.06%     6.41%    0.68%     12.71%       (6.30%)       3.40%      (3.75%)      5.25%       19.30%
 127.77%    94.70%    86.83%   30.27%        --           --           --          --          --           --
   8.58%     6.89%     6.45%    2.68%        --           --           --          --          --           --
     --        --        --       --      64.28%(e)   (21.75%)(f)   31.33%(f)    4.57%(f)   27.74%(f)   122.75%(b)
     --        --        --       --      34.65%       (4.23%)       4.92%       0.79%       4.41%       15.16%
     --        --        --       --     179.47%(e)    40.68%(f)    68.59%(f)   24.47%(f)   48.49%(f)       --
     --        --        --       --      18.66%        4.36%        6.75%       2.78%       5.07%          --
                                2.20%

------------------------------------------------------------------------------------------------------------------
   0.38%     5.18%    (2.72%)  (5.99%)    16.91%        2.27%        7.12%      10.64%      (2.80%)      26.99%
   2.07%    27.99%    36.43%    3.45%     81.91%(e)   (27.77%)      18.20%     (17.40%)     29.15%      141.66%
   0.41%     5.06%     6.41%    0.68%     12.71%       (6.30%)       3.40%      (3.75%)      5.25%       19.30%
 127.77%    94.70%    86.83%   30.27%        --           --           --          --          --           --
   8.58%     6.89%     6.45%    2.68%        --           --           --          --          --           --
     --        --        --       --      65.28%(e)   (21.75%)(f)   31.33%(f)    4.57%(f)   27.74%(f)   122.75%(b)
     --        --        --       --      35.14%       (4.23%)       4.92%       0.79%       4.41%       15.16%
     --        --        --       --     179.47%(e)    40.68%(f)    68.59%(f)   24.47%(f)   48.49%(f)       --
     --        --        --       --      18.66%        4.36%        6.75%       2.78%       5.07%          --
                                2.20%

 Guaranteed Interest Fund (GIF)


--------------------------------------------------------------------------------

Description:                                                                                        Net Assets:
Amounts you invest in the Guaranteed Interest        Each purchase payment or amount transferred to $460 million
Fund earn interest at rates we declare from time to  the GIF becomes part of Northwestern Mutual's
time. We will guarantee the interest rate for each   general assets, which are all of the Company's
amount for at least one year. The interest rate will assets except those held in separate accounts.
be at an annual effective rate of the minimum
guaranteed rate for the state of issue, which is in  The GIF is ONLY available in the Front-Load
the contract. At the expiration of the period for    design in NJ, OR, UT, WA, and the GIF is NOT
which we guarantee the interest rate, we will        available in either design in MA.
declare a new interest rate. We credit interest and
compound it daily.

                           RR Series Historic Rates+
 -----------------------------------------------------------------------------------------
                          Front-End                         Back-End
                          ---------                         --------
                New Money            Renewal         New Money            Renewal
                  Rate                Rate             Rate                Rate
           -------------------------------------------------------------------------------
           *Minimum Guaranteed *Minimum Guaranteed *Minimum Guaranteed *Minimum Guaranteed
           -------------------------------------------------------------------------------
 Beginning 1% NAIC             1% NAIC             1% NAIC             1% NAIC
 of Month  or 1.5% 2.25% 3.00% or 1.5% 2.25% 3.00% or 1.5%    3.0%     or 1.5%    3.0%
 -         -------------------------------------------------------------------------------
 12/1/04    3.15%  3.15% 3.05%  2.90%  2.90% 3.00%  2.40%     3.00%     2.15%     3.00%
 11/1/04    2.80%  2.80% 3.00%  2.80%  2.80% 3.00%  2.05%     3.00%     2.05%     3.00%
 10/1/04    2.80%  2.80% 3.00%  2.55%  2.55% 3.00%  2.05%     3.05%     1.80%     3.00%
  9/1/04    2.85%  2.85% 3.00%  2.85%  2.85% 3.00%  2.10%     3.00%     2.10%     3.00%
  8/1/04    3.35%  3.35% 3.25%  3.10%  3.10% 3.00%  2.60%     3.00%     2.35%     3.00%
  7/1/04    3.35%  3.35% 3.25%  2.85%  2.85% 3.00%  2.60%     3.00%     2.10%     3.00%
  6/1/04    3.20%  3.20% 3.00%  2.70%  2.70% 3.00%  2.45%     3.00%     1.95%     3.00%
  5/1/04    3.10%  3.10% 3.00%  2.85%  2.85% 3.00%  2.35%     3.00%     2.10%     3.00%
  4/1/04    2.30%  2.30% 3.00%  2.30%  2.30% 3.00%  1.55%     3.00%     1.55%     3.00%
  3/1/04    2.30%  2.30% 3.00%  2.30%  2.30% 3.00%  1.55%     3.00%     1.55%     3.00%
  2/1/04    2.45%  2.45% 3.00%  2.55%  2.55% 3.10%  1.70%     3.00%     1.80%     3.00%
  1/1/04    2.55%  2.55% 3.00%  2.55%  2.55% 3.00%  1.80%     3.00%     1.80%     3.00%
 -----------------------------------------------------------------------------------------

+ These rates do not reflect the $30 annual contract fee. The maximum transfer amount from the GIF to a variable fund can not be less than $1,000 or greater than $50,000. The limit does not apply in New York. Investments in the GIF are subject to a maximum limit of $100,000 without our prior consent. In states where the annual effective interest rate may not be less than 3% in all years, the maximum limit without our consent is $50,000. For contracts issued prior to September 2, 2003, or pending state approval, investments in the GIF are subject to a maximum limit of $1 million ($250,000 in New York) without prior consent. Contractual minimum rates vary by state.
* The "MINIMUM GUARANTEED" could range from 1.0% to at least 3.0% depending on your state. Please consult with your Financial Representative or call the Customer Service Line at 1-888-455-2232 to get the current GIF interest rate in your state.

                                    [GRAPHIC]




                Annual Report December 31, 2004
[LOGO] Northwestern Mutual(R)

          ---------------------------------------------------------

                Northwestern Mutual Series Fund, Inc.

                A Series Fund Offering Eighteen Portfolios

                . Small Cap Growth Stock Portfolio
                . T. Rowe Price Small Cap Value Portfolio
                . Aggressive Growth Stock Portfolio
                . International Growth Portfolio
                . Franklin Templeton International Equity Portfolio . AllianceBernstein Mid Cap Value Portfolio
                . Index 400 Stock Portfolio
                . Janus Capital Appreciation Portfolio
                . Growth Stock Portfolio
                . Large Cap Core Stock Portfolio
                . Capital Guardian Domestic Equity Portfolio
                . T. Rowe Price Equity Income Portfolio
                . Index 500 Stock Portfolio
                . Asset Allocation Portfolio
                . Balanced Portfolio
                . High Yield Bond Portfolio
                . Select Bond Portfolio
                . Money Market Portfolio

                     Northwestern Mutual Series Fund, Inc.

                               Table of Contents


          Series Fund Objectives and Schedules of Investments

              Small Cap Growth Stock Portfolio...................   1

              T. Rowe Price Small Cap Value Portfolio............   6

              Aggressive Growth Stock Portfolio..................  11

              International Growth Portfolio.....................  16

              Franklin Templeton International Equity Portfolio..  22

              AllianceBernstein Mid Cap Value Portfolio..........  28

              Index 400 Stock Portfolio..........................  32

              Janus Capital Appreciation Portfolio...............  40

              Growth Stock Portfolio.............................  44

              Large Cap Core Stock Portfolio.....................  49

              Capital Guardian Domestic Equity Portfolio.........  54

              T. Rowe Price Equity Income Portfolio..............  59

              Index 500 Stock Portfolio..........................  64

              Asset Allocation Portfolio.........................  73

              Balanced Portfolio.................................  88

              High Yield Bond Portfolio.......................... 103

              Select Bond Portfolio.............................. 111

              Money Market Portfolio............................. 120

          Statements of Assets and Liabilities................... 124

          Statements of Operations............................... 126

          Statements of Changes in Net Assets.................... 128

          Financial Highlights................................... 137

          Notes to Series Fund Financial Statements.............. 146

          Report of Independent Registered Public Accounting Firm 151

          Proxy Voting and Portfolio Holdings.................... 152

          Director and Officer Information....................... 153

 Small Cap Growth Stock Portfolio

--------------------------------------------------------------------------------

Objective:                        Portfolio Strategy:                                             Net Assets:
Maximum long-term appreciation of Strive for the highest possible rate of capital appreciation by $442 million
capital                           investing in companies with potential for rapid growth.

The Small Cap Growth Stock Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing in emerging companies with rapidly growing revenues and earnings supported by financial strength and capable management. Holdings are smaller companies with a median market capitalization of approximately $1 billion; the range of market capitalization is generally between $200 million and $3 billion. A strong orientation to quality and a commitment to broad diversification mean that this Portfolio is generally less risky and less volatile than many small-capitalization growth portfolios. In evaluating individual companies, factors such as the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management are important variables.

The investment process involves detailed studies of individual companies. Factors evaluated include the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

For the year ended December 31, 2004, the Small Cap Growth Portfolio returned 18.80%, outperforming the Russell 2000 Index, which had a return of 18.44%, but lagging the S&P SmallCap 600 Index, which had a return of 22.65%. (These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio outperformed its peer group, Small-Cap Growth Funds, which had an average return of 11.71% for the year ended December 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. The Portfolio's underperformance relative to the S&P SmallCap 600 Index was the result of both industry weightings and stock selection, and reflects the Portfolio's emphasis on financially sound, profitable small-cap stocks with predictable future earnings streams, at a time when lower quality issues performed better.

Following an extraordinary year in 2003, small-capitalization stocks once again rewarded investors in 2004. During 2004, however, the major portion of the gain in small-cap stocks, as well as in the overall stock market, was realized in the fourth quarter. Earlier in the year, the stock market produced lackluster results as economic concerns, including rising oil prices, the weakening U.S. dollar, the war in Iraq and the upcoming presidential election, hampered performance. Indications that the Federal Reserve might start raising interest rates -- after a long period in which U.S. consumers had benefited from rates at 45-year lows -- also had a dampening effect on the market. In the fourth quarter, however, especially following the elections in November, the stock market experienced a dramatic rally, in which all asset classes gained. The S&P 500 Index (a gauge of broad stock market performance), which returned 10.88% for the year, gained 9.23% in the fourth quarter alone.

Higher beta stocks -- particularly small-cap and international stocks -- experienced an even more dramatic lift during the fourth quarter. Small-capitalization stocks, as measured by the S&P 600 SmallCap Index, returned 22.65% for the year ended December 31, 2004, with 13.00% of that gain coming in the fourth quarter. International stocks, as measured by the EAFE (Europe, Australasia, Far East) Index, gained 20.70% for the year, 15.36% of which came in the fourth quarter. The drive for beta in the fourth quarter pushed up prices of lower quality issues as investors demonstrated a willingness to take on more risk in order to make up for the lower returns earlier in the year.

Differences in performance versus the benchmarks during 2004 resulted mainly from individual security selection, and secondarily from sector selection. Positive impacts in the Portfolio included an overweight position in Consumer Discretionary stocks, as well as good stock selection within the sector. Holdings that added the most performance in the Portfolio in 2004 included Aaron Rents (which rents and sells residential and office furniture, and is one of the Portfolio's top ten holdings), Pinnacle Entertainment (a diversified gaming company), Guitar Center Inc. (a musical instrument retailer), Polaris Industries (manufactures snowmobiles and other outdoor vehicles), and Getty Images (a media company).

Several Technology holdings also performed very well for the year. Cognizant Technology Solution (which provides custom information technology management services, and is one of the Portfolio's top ten holdings), Cree Inc. (manufactures carbide-based semiconductor materials) and Verint Systems Inc. (provides analytical software-based solutions) all posted very good returns. Consumer Staple stocks United Natural Foods Inc. and Peet's Coffee & Tea also posted excellent gains.

Negative impacts on the Portfolio during 2004 included poor performance in several Technology stocks, especially semiconductor-related Genesis Microchip (designs integrated circuits), Entegris (provides materials management solutions to microelectronics industry), and Plexus Corp. Inc. (provides product realization services to original equipment manufacturers). In addition, although the Portfolio was slightly overweight in the Energy sector, it did not benefit as much from the substantial run-up in Energy prices because most of its holdings were in service stocks and not in energy production stocks.

Heading into 2005, we look for earnings growth for small-capitalization stocks to outpace larger companies. We do not expect, however, that a rising tide will lift all boats equally. While sector positioning can be an important driver of overall performance, stock selection will be important in 2005. We continue to remain focused on individual stock selection, looking for companies with above-average growth potential, and we believe we should continue to find attractive candidates for the portfolio.

                                               Small Cap Growth Stock Portfolio

 Small Cap Growth Stock Portfolio


--------------------------------------------------------------------------------

                                    [CHART]

                              Relative Performance

               Small Cap
             Growth Stock       S&P 600      Russell 2000
               Portfolio         Index          Index
             ------------      --------      ------------
 4/99          $10,000         $10,000         $10,000
12/99           18,611          11,586          11,778
12/00           19,860          12,954          11,435
12/01           19,113          13,802          11,736
12/02           15,591          11,782           9,335
12/03           20,746          16,350          13,747
12/04           24,646          20,063          16,277


                          Average Annual Total Return
                       For Periods Ended December 31, 2004
                                                           Since
                                     1 Year   5 Years    Inception*
Small Cap Growth Stock Portfolio     18.80%     5.78%       17.24%
S&P Small Cap 600 Index              22.65%    11.60%       13.06%
Russell 2000 Index                   18.44%     6.68%        8.97%
Small Cap Core Funds Lipper Average  11.71%    -1.42%          -

*inception date of 4/30/99

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page iv of the Performance Summary of the Separate Account report.

Since the Portfolio invests primarily in small capitalization issues, the indices that best reflect the portfolio's performance are the Standard and Poor's (S&P) SmallCap 600 Index and Russell 2000 Index. The indices cannot be invested in directly and do not include sales charges.

The Standard & Poors SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S. -based companies compiled by Standard & Poor's Corporation. As of December 31, 2004, the 600 companies in the composite had a median market capitalization of $754.0 million and total market value of $522.8 billion. The SmallCap 600 represents approximately 2.8% of the market value of Compustat's database of over 9,381 equities.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $4.4 billion; the median market capitalization was approximately $822.4 million. Market capitalization of companies in the Index ranged from $175.8 million to $317.8 billion.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $607.1 million; the median market capitalization was approximately $496.4 million. The largest company in the Index had an approximate market capitalization of $1.6 billion.

The Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Source: Lipper, Inc.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/04


Company                                         % of Total Net Assets
Knight Transportation, Inc.                             2.4%
Aaron Rents, Inc.                                       2.4%
Airgas, Inc.                                            2.3%
Guitar Centar, Inc.                                     2.2%
Cognizant Technology Solutions Corp. - Class A          2.2%
WMS Industries, Inc.                                    2.2%
Amphenol Corp. - Class A                                2.1%
Ventana Medical Systems, Inc.                           2.1%
MSC Industrial Direct Co., Inc. - Class A               2.0%
Minerals Technologies, Inc.                             2.0%




                                    [CHART]

                           Sector Allocation 12/31/04

                       Information Technology ....... 22%
                       Consumer Discretionary ....... 19%
                       Industrials .................. 18%
                       Health Care .................. 11%
                       Financials ...................  7%
                       Short-Term Investments .......  7%
                       Materials ....................  6%
                       Energy .......................  5%
                       Consumer Staples .............  3%
                       Other Holdings ...............  1%
                       Telecommunication Services ...  1%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Small Cap Growth Stock Portfolio

 Small Cap Growth Stock Portfolio


--------------------------------------------------------------------------------

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                                                          Paid
                              Beginning               During Period
                               Account     Ending        July 1,
                                Value   Account Value    2004 to
                               July 1,  December 31,  December 31,
                                2004        2004          2004*
             ------------------------------------------------------
             Actual           $1,000.00   $1,090.60       $2.97
             ------------------------------------------------------
             Hypothetical (5%
               return before
               expenses)      $1,000.00   $1,021.99       $2.87
             ------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                               Small Cap Growth Stock Portfolio

 Small Cap Growth Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                   Shares/   Value
           Common Stocks (93.3%)                    $ Par  $ (000's)
           ---------------------------------------------------------

           Consumer Discretionary (18.6%)
           Aaron Rents, Inc.                       425,992  10,649
           *Digital Theater Systems, Inc.          197,100   3,968
           *Getty Images, Inc.                      69,550   4,789
           *Guitar Center, Inc.                    188,000   9,906
           *Hibbett Sporting Goods, Inc.            92,200   2,453
           *McCormick & Schmick's Seafood
            Restaurants, Inc.                      201,017   3,387
           *O'Reilly Automotive, Inc.               98,400   4,433
           Orient-Express Hotel, Ltd. -- Class A   425,837   8,759
           *Pinnacle Entertainment, Inc.           408,900   8,088
           Polaris Industries, Inc.                126,900   8,632
           Station Casinos, Inc.                   139,550   7,631
           *WMS Industries, Inc.                   288,400   9,673
                                                            ------
               Total                                        82,368
                                                            ------

           Consumer Staples (3.0%)
           *Peet's Coffee & Tea, Inc.              249,900   6,615
           *United Natural Foods, Inc.             212,800   6,618
                                                            ------
               Total                                        13,233
                                                            ------

           Energy (4.5%)
           *FMC Technologies, Inc.                 157,900   5,084
           *Grant Prideco, Inc.                    263,000   5,274
           *Grey Wolf, Inc.                        836,700   4,409
           *National-Oilwell, Inc.                 148,250   5,232
                                                            ------
               Total                                        19,999
                                                            ------

           Financials (6.9%)
           BankAtlantic Bancorp, Inc. -- Class A   150,400   2,993
           Boston Private Financial Holdings, Inc. 128,200   3,611
           *Community Bancorp                       68,600   2,099
           First Republic Bank                      70,500   3,737
           Investors Financial Services Corp.      111,550   5,575
           Placer Sierra Bancshares                 94,700   2,693
           *Portfolio Recovery Associates, Inc.    114,400   4,716
           *Silicon Valley Bancshares              111,900   5,015
                                                            ------
               Total                                        30,439
                                                            ------

           Health Care (11.4%)
           *Impax Laboratories, Inc.               212,900   3,381
           *Kyphon, Inc.                            84,500   2,177
           LCA-Vision, Inc.                         48,300   1,130
           *Nabi Biopharmaceuticals                142,400   2,086
           *Pediatrix Medical Group, Inc.           46,600   2,985
           *Providence Service Corp.               317,586   6,660
           *Psychiatric Solutions, Inc.            192,700   7,045
           *Radiation Therapy Services, Inc.       170,600   2,900
           *Renal Care Group, Inc.                 154,900   5,575
           *ResMed, Inc.                            83,200   4,252
           *Salix Pharmaceuticals, Ltd.             82,150   1,445
           *Ventana Medical Systems, Inc.          142,100   9,092
           *Wright Medical Group, Inc.              64,000   1,824
                                                            ------
               Total                                        50,552
                                                            ------

                                                   Shares/   Value
            Common Stocks (93.3%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Industrials (18.0%)
            *Arbinet Holdings, Inc.                 12,900     321
            Brady Corp. -- Class A                  35,600   2,227
            C.H. Robinson Worldwide, Inc.          138,050   7,665
            The Corporate Executive Board Co.      118,900   7,959
            *Corrections Corp. of America          209,750   8,484
            *DiamondCluster International, Inc.    352,800   5,056
            *Forward Air Corp.                     168,600   7,536
            *HouseValues, Inc.                      17,766     267
            *Intersections, Inc.                   217,700   3,755
            Knight Transportation, Inc.            434,678  10,781
            *Marlin Business Services, Inc.        216,920   4,121
            MSC Industrial Direct Co., Inc. --
             Class A                               251,800   9,060
            *Resources Connection, Inc.             43,400   2,357
            *School Specialty, Inc.                181,800   7,010
            Strayer Education, Inc.                 27,200   2,986
                                                            ------
                Total                                       79,585
                                                            ------

            Information Technology (22.1%)
            *Amphenol Corp. -- Class A             250,700   9,211
            *Cogent, Inc.                           94,600   3,122
            *Cognizant Technology Solutions
             Corp. -- Class A                      230,300   9,748
            *Cree, Inc.                             77,600   3,110
            *Digital River, Inc.                   124,100   5,164
            *Entegris, Inc.                        550,600   5,478
            *Essex Corp.                           113,900   2,306
            *Euronet Worldwide, Inc.               307,300   7,996
            *Genesis Microchip, Inc.               353,700   5,737
            *iPayment, Inc.                         86,800   4,298
            *Kanbay International, Inc.             31,800     995
            Lipman Electronic Engineering Ltd.       8,300     232
            *MKS Instruments, Inc.                 297,350   5,516
            *O2Micro International, Ltd.           382,400   4,375
            *Plexus Corp.                          146,400   1,905
            *ScanSource, Inc.                       73,100   4,544
            *Tekelec                               257,900   5,271
            *Tessera Technologies, Inc.            183,900   6,843
            *THQ, Inc.                             100,600   2,308
            *Verint Systems, Inc.                  195,700   7,110
            *Westell Technologies, Inc. -- Class A 397,000   2,700
                                                            ------
                Total                                       97,969
                                                            ------

            Materials (6.2%)
            Airgas, Inc.                           382,950  10,152
            Minerals Technologies, Inc.            135,600   9,045
            Silgan Holdings, Inc.                  133,800   8,156
                                                            ------
                Total                                       27,353
                                                            ------

            Other Holdings (1.1%)
            iShares Russell 2000 Index Fund         36,700   4,749
                                                            ------
                Total                                        4,749
                                                            ------

Small Cap Growth Stock Portfolio

 Small Cap Growth Stock Portfolio


                                                  Shares/    Value
            Common Stocks (93.3%)                  $ Par   $ (000's)
            --------------------------------------------------------

            Telecommunication Services (1.5%)
            *Alamosa Holdings, Inc.                364,900    4,551
            *JAMDAT Mobile, Inc.                    96,000    1,982
                                                            -------
                Total                                         6,533
                                                            -------

                Total Common Stocks
                 (Cost: $320,455)                           412,780
                                                            -------

            Money Market Investments (6.7%)
            --------------------------------------------------------

            Federal Government & Agencies (1.0%)
            (b)Federal National Mortgage Assoc.,
             2.34%, 3/28/05                      4,500,000    4,475
                                                            -------
                Total                                         4,475
                                                            -------

            Finance Lessors (2.3%)
            (b)Ranger Funding Co., LLC,
             2.34%, 1/13/05                      5,000,000    4,996
            (b)Thunder Bay Funding, Inc,
             2.34%, 1/24/05                      5,000,000    4,993
                                                            -------
                Total                                         9,989
                                                            -------

            Finance Services (1.1%)
            (b)Preferred Receivable Funding,
             2.34%, 1/13/05                      5,000,000    4,996
                                                            -------
                Total                                         4,996
                                                            -------

            Personal Credit Institutions (2.2%)
            Rabobank Financial Corp.,
             2.17%, 1/4/05                       5,000,000    4,999
            USAA Capital Corp., 2.28%, 1/13/05   5,000,000    4,996
                                                            -------
                Total                                         9,995
                                                            -------

                                                      Shares/   Value
         Money Market Investments (6.7%)               $ Par  $ (000's)
         --------------------------------------------------------------

         Short Term Business Credit (0.1%)
         CXC Inc., 2.20%, 1/3/05                      400,000      400
                                                               -------
             Total                                                 400
                                                               -------

             Total Money Market Investments
              (Cost: $29,855)                                   29,855
                                                               -------

             Total Investments (100.0%)
              (Cost $350,310)(a)                               442,635
                                                               -------

             Other Assets, Less Liabilities (0.0%)                (215)
                                                               -------

             Total Net Assets (100.0%)                         442,420
                                                               -------

* Non-Income Producing

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $350,536 and the net unrealized appreciation of investments based on that cost was $92,099 which is comprised of $96,753 aggregate gross unrealized appreciation and $4,654 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                           Unrealized
                                                          Appreciation/
                                     Number of Expiration Depreciation
        Issuer (000's)               Contracts    Date       (000's)
        ---------------------------------------------------------------
        Russell 2000 Index
         Futures                        47        3/05        $497
        (Total Notional Value at
         December 31, 2004, $14,870)


    The Accompanying Notes are an Integral Part of the Financial Statements

                                               Small Cap Growth Stock Portfolio

 T. Rowe Price Small Cap Value Portfolio


--------------------------------------------------------------------------------

Objective:                  Portfolio Strategy:                               Net Assets:
Long-term growth of capital Invest in small companies whose common stocks are $200 million believed to be undervalued.

The T. Rowe Price Small Cap Value Portfolio invests in companies with market capitalizations in the range of the S&P SmallCap 600 whose current stock prices do not appear to reflect their underlying value. For this Portfolio, value is defined broadly, with consideration given to stock price relative to long-term growth prospects and business franchises, in addition to typical value measures such as assets, current earnings and cash flow. The major emphasis is on selection of individual stocks, with secondary consideration given to industry weightings in order to keep the Portfolio broadly diversified among economic sectors.

U.S. stocks rose moderately in 2004, extending the previous year's brisk gains. After beginning the year on a strong note, stocks struggled to make headway as economic growth moderated amid rising short-term interest rates, surging energy costs, and a heated presidential campaign. Stock prices rose as oil prices backed away from their late-October peak of $55 per barrel, and gains accelerated following the re-election of President Bush. By year-end, several major indices were at or near their highest levels of the year. Small- and mid-cap stocks outperformed their larger counterparts. As measured by various Russell indices, growth stocks lagged value across all market capitalizations.

The T. Rowe Price Small Cap Value Portfolio outpaced the S&P 600 Index over the twelve months ended December 31, 2004. The Portfolio benefited throughout most of the year from the market's renewed focus on earnings, cash flow, and sales growth.

The Portfolio's returns were helped considerably by our investments in the industrials and business services sectors. The air freight and road and rail industries were beneficiaries of increased economic activity as more raw materials and finished goods moved around the world. Transportation services firms Landstar Systems and UTi Worldwide benefited from strong demand for shipping. Other areas of strength included our regional and community bank holdings, including East West Bancorp, Texas Regional Bancshare, and First Republic Bank of San Francisco. Hotel REITs benefited from the rebound in business travel. LaSalle Hotel Properties and Innkeepers USA Trust helped results.

Relatively few of the Portfolio's holdings lost ground over the past year, although some lagged well behind the benchmark. Restaurant holding Ruby Tuesday was squeezed by rising commodity prices. Unifi, a diversified textile yarn producer, lost ground as its proposed joint venture in China fell through. Tetra Technologies, an oil services company, hurt relative performance as the hurricanes disrupted its offshore oil business. Oil equipment company Lone Star Technologies, on the other hand, was a very strong performer for the Portfolio.

Business fundamentals continue to improve as economic strength drives earnings growth. Significant risks remain, however, including higher inflation, widening budget and trade deficits, a weak U.S. dollar, and geopolitical concerns. Small-caps have beaten large-caps for the past six years, and while growth stocks outperformed their value counterparts during the fourth quarter of 2004, value maintains a significant five-year advantage. Given that we are near the upper end of historic relative valuation levels for smaller-cap stocks, we are cautious. We continue to find good risk/reward candidates among small- and mid-caps, but they are somewhat harder to come by than in previous years.

                                    [CHART]

                              Relative Performance

          T. Rowe Price
            Small Cap      Russell 2000   S&P Small Cap
         Value Portfolio      Index         600 Index
         ---------------   -------------   ------------
 7/01        $10,000          $10,000       $10,000
12/01         10,176           10,144        10,200
12/02          9,608            8,069         8,708
12/03         12,985           11,883        12,084
12/04         16,176           14,070        14,825


                          Average Annual Total Return
                      For Periods Ended December 31, 2004
                                                            Since
                                              1 Year      Inception*
T. Rowe Price Small Cap Value Portfolio       24.57%        15.10%
S&P Small Cap 600 Index                       22.65%        12.21%
Russell 2000 Index                            18.44%        10.50%
Small Cap Core Funds Lipper Average           17.47%           -

*inception date of 7/31/01



The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $4.4 billion; the median market capitalization was approximately $822.4 million. Market capitalization of companies in the Index ranged from $175.8 million to $317.8 billion. These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $607.1 million; the median market capitalization was approximately $496.4 million. The largest company in the Index had an approximate market capitalization of $1.6 billion.

The Standard & Poors SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S. -based companies compiled by Standard & Poor's Corporation. As of December 31, 2004, the 600 companies in the composite had a median market capitalization of $754.0 million and total market value of $522.8 billion. The SmallCap 600 represents approximately 2.8% of the market value of Compustat's database of over 9,381 equities. These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.

The Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Source: Lipper, Inc.

T. Rowe Price Small Cap Value Portfolio

 T. Rowe Price Small Cap Value Portfolio


--------------------------------------------------------------------------------

                                    [GRAPHIC]

                         Top 10 Equity Holdings 12/31/04

Company                                     % of Total Net Assets
-------                                     ---------------------
Landstar System, Inc. .............................. 2.3%
Texas Regional Bancshares, Inc. - Class A .......... 1.7%
East West Bancorp, Inc. ............................ 1.6%
Aaron Rents, Inc. .................................. 1.5%
First Republic Bank ................................ 1.4%
Silicon Valley Bancshares .......................... 1.3%
ProAssurance Corp. ................................. 1.3%
Matthews International Corp. - Class A ............. 1.2%
Franklin Electric Co., Inc. ........................ 1.2%
RARE Hospitality International, Inc. ............... 1.1%




                                    [CHART]

                           Sector Allocation 12/31/04

                      Financials .................... 22%
                      Industrials ................... 19%
                      Consumer Discretionary ........ 16%
                      Information Technology ........ 10%
                      Materials ..................... 10%
                      Energy ........................  8%
                      Health Care ...................  5%
                      Utilities .....................  4%
                      Short-Term Investments ........  4%
                      Telecommunication Services ....  1%
                      Consumer Staples ..............  1%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Part of the Northwestern Mutual Series Fund, Inc. The investment advisor for the fund is Mason Street Advisors, LLC.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,120.70       $4.65
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,020.45       $4.43
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                        T. Rowe Price Small Cap Value Portfolio

 T. Rowe Price Small Cap Value Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                    Shares/   Value
          Common Stocks (96.5%)                      $ Par  $ (000's)
          -----------------------------------------------------------

          Consumer Discretionary (15.7%)
          Aaron Rents, Inc.                         122,700   3,067
          Aaron Rents, Inc. -- Class A                4,725     105
          *AnnTaylor Stores Corp.                    13,800     297
          *Big Lots, Inc.                             8,200      99
          *Cablevision Systems Corp.                 17,100     426
          Centerplate Inc.                            1,700      22
          *Cox Radio Inc. -- Class A                  7,800     129
          CSS Industries, Inc.                       37,400   1,188
          *Culp, Inc.                                30,400     206
          Dillard's, Inc. -- Class A                 11,900     320
          Dow Jones & Co., Inc.                      10,900     469
          *Entercom Communications Corp. --
           Class A                                   12,200     438
          Family Dollar Stores, Inc.                 13,600     425
          Fred's, Inc.                               65,150   1,134
          The Gap, Inc.                              21,400     452
          Hancock Fabrics, Inc.                      52,700     546
          Haverty Furniture Companies, Inc.          86,300   1,597
          Hearst-Argyle Television, Inc.              2,200      58
          *IAC/InterActiveCorp                        5,700     157
          *Journal Register Co.                      58,000   1,121
          Mattel, Inc.                               35,700     696
          Matthews International Corp. -- Class A    67,000   2,466
          Meredith Corp.                              5,800     314
          The New York Times Co. -- Class A           9,900     404
          Newell Rubbermaid, Inc.                    17,400     421
          Outback Steakhouse, Inc.                    7,800     357
          Pearson PLC-Sponsored ADR                  30,000     365
          *RARE Hospitality International, Inc.      70,450   2,245
          Reuters Group PLC-Spons ADR                 6,400     275
          Ruby Tuesday, Inc.                         36,500     952
          *Saga Communications, Inc. -- Class A      64,500   1,087
          Saks, Inc.                                  5,900      86
          *Scholastic Corp.                           9,900     366
          SCP Pool Corp.                             61,225   1,953
          Sinclair Broadcast Group, Inc. -- Class A  18,600     171
          Skyline Corp.                              23,400     955
          Stanley Furniture Co., Inc.                25,500   1,146
          *Stein Mart, Inc.                         117,320   2,001
          *TBC Corp.                                 68,400   1,902
          Tribune Co.                                 8,300     350
          *Unifi, Inc.                               11,600      44
          *Univision Communications, Inc. --
           Class A                                    7,900     231
          The Washington Post Co. -- Class B            219     215
          *Weight Watchers International, Inc.        2,600     107
                                                             ------
              Total                                          31,365
                                                             ------

          Consumer Staples (1.6%)
          Archer-Daniels-Midland Co.                  2,500      56
          Campbell Soup Co.                          19,500     583
          Casey's General Stores, Inc.               71,300   1,293
          H.J. Heinz Co.                              9,300     363

                                                  Shares/   Value
             Common Stocks (96.5%)                 $ Par  $ (000's)
             ------------------------------------------------------

             Consumer Staples continued
             Nash-Finch Co.                       12,400      468
             *Wild Oats Markets, Inc.             42,300      373
                                                           ------
                 Total                                      3,136
                                                           ------

             Energy (7.7%)
             *Atwood Oceanics, Inc.               21,100    1,099
             CARBO Ceramics, Inc.                 20,000    1,380
             *Cooper Cameron Corp.                 4,000      215
             Diamond Offshore Drilling, Inc.      26,800    1,073
             *Forest Oil Corp.                    53,450    1,696
             *Grant Prideco, Inc.                 17,900      359
             *Hanover Compressor Co.              18,000      254
             *Lone Star Technologies, Inc.        25,400      850
             *Magnum Hunter Resources, Inc.       74,100      956
             Murphy Oil Corp.                      2,500      201
             Penn Virginia Corp.                  48,200    1,956
             *Petroleum Geo-Services-ADR           1,500       93
             *TETRA Technologies, Inc.            57,950    1,641
             *Todco -- Class A                    76,400    1,407
             *W-H Energy Services, Inc.           36,100      807
             *Whiting Petroleum Corp.             45,800    1,385
                                                           ------
                 Total                                     15,372
                                                           ------

             Financials (21.7%)
             Allied Capital Corp.                 51,400    1,328
             American Capital Strategies, Ltd.    21,500      717
             *Ameritrade Holding Corp.            15,000      213
             Aon Corp.                            14,500      346
             Apartment Investment and
              Management Co. -- Class A            7,100      274
             AXIS Capital Holdings Ltd.           14,100      386
             Bedford Property Investors, Inc.     39,100    1,111
             Brown & Brown, Inc.                  11,500      501
             The Charles Schwab Corp.             41,900      501
             Citizens Banking Corp.                1,600       55
             Commerce Bancshares, Inc.             3,811      191
             East West Bancorp, Inc.              74,200    3,113
             Equity Office Properties Trust        3,300       96
             Federated Investors, Inc. -- Class B  7,900      240
             First Financial Fund, Inc.           64,900    1,394
             First Horizon National Corp.          3,700      160
             First Republic Bank                  51,000    2,703
             Genworth Financial, Inc.             16,100      435
             Glenborough Realty Trust, Inc.       30,000      638
             Huntington Bancshares, Inc.          13,900      344
             Innkeepers USA Trust                 43,400      616
             Janus Capital Group, Inc.            20,800      350
             Jefferson-Pilot Corp.                 6,300      327
             Kilroy Realty Corp.                  48,600    2,078
             *LaBranche & Co., Inc.               15,200      136
             Lasalle Hotel Properties             47,700    1,518
             Loews Corp.                           2,000      141
             *Markel Corp.                         5,100    1,856

T. Rowe Price Small Cap Value Portfolio

 T. Rowe Price Small Cap Value Portfolio


                                                     Shares/   Value
          Common Stocks (96.5%)                       $ Par  $ (000's)
          ------------------------------------------------------------

          Financials continued
          Marsh & McLennan Companies, Inc.            18,700     615
          Midland Co.                                 33,300   1,041
          MoneyGram International, Inc.               18,348     388
          Netbank, Inc.                               65,300     680
          Northern Trust Corp.                         8,800     428
          *Ohio Casualty Corp.                        11,200     260
          The PNC Financial Services Group, Inc.       8,000     460
          *ProAssurance Corp.                         64,100   2,507
          Protective Life Corp.                        3,700     158
          Radian Group, Inc.                           5,700     303
          Regions Financial Corp.                      6,900     246
          SAFECO Corp.                                 5,200     272
          Scottish Annuity & Life Holdings, Ltd.      41,300   1,070
          *Silicon Valley Bancshares                  58,900   2,640
          The St. Paul Travelers Companies, Inc.      17,530     650
          Strategic Hotel Capital, Inc.               38,500     635
          Sun Communities, Inc.                       36,600   1,473
          Synovus Financial Corp.                     15,700     449
          Texas Regional Bancshares, Inc. -- Class A 101,450   3,316
          *Triad Guaranty, Inc.                       35,500   2,147
          UnumProvident Corp.                         21,200     380
          Washington Real Estate Investment Trust     37,200   1,260
          XL Capital, Ltd. -- Class A                  3,900     303
                                                              ------
              Total                                           43,449
                                                              ------

          Health Care (5.5%)
          *Accredo Health, Inc.                        1,000      28
          AmerisourceBergen Corp.                      8,100     475
          Analogic Corp.                              11,600     520
          Arrow International, Inc.                   21,530     667
          *Barr Pharmaceuticals, Inc.                  1,400      64
          *Bone Care International, Inc.              59,500   1,657
          *Chiron Corp.                               13,900     463
          *Community Health Systems, Inc.              1,800      50
          *Diversa Corp.                              85,700     749
          *Exelixis Inc.                              76,400     726
          *HEALTHSOUTH Corp.                          91,300     573
          *Human Genome Sciences, Inc.                11,700     141
          *Lexicon Genetics Inc.                     107,500     834
          *Lincare Holdings, Inc.                     12,400     529
          McKesson Corp.                               6,300     198
          *MedImmune, Inc.                            18,600     504
          Owens & Minor, Inc.                         75,100   2,116
          *Tenet Healthcare Corp.                     45,100     495
          Valeant Pharmaceuticals International        4,300     113
          *Vertex Pharmaceuticals, Inc.                9,200      97
                                                              ------
              Total                                           10,999
                                                              ------

          Industrials (19.6%)
          *Allied Waste Industries, Inc.              28,400     264
          Ameron International Corp.                  21,700     822
          C&D Technologies, Inc.                      49,600     845
          *Casella Waste Systems, Inc. -- Class A     89,900   1,316
          CSX Corp.                                   12,700     509
          *Dollar Thrifty Automotive Group, Inc.      47,100   1,422
          EDO Corp.                                   25,900     822
          Electro Rent Corp.                          72,900   1,037

                                                    Shares/   Value
          Common Stocks (96.5%)                      $ Par  $ (000's)
          -----------------------------------------------------------

          Industrials continued
          ElkCorp                                    43,900   1,502
          Equifax, Inc.                              13,700     385
          Franklin Electric Co., Inc.                55,900   2,362
          *FTI Consulting, Inc.                      48,700   1,026
          G & K Services, Inc. -- Class A            38,200   1,659
          *Genesee & Wyoming, Inc.                   34,900     982
          Herman Miller, Inc.                         7,400     204
          IDEX Corp.                                 46,000   1,863
          *Insituform Technologies, Inc. -- Class A  72,400   1,641
          JLG Industries, Inc.                       92,100   1,808
          *Kirby Corp.                               41,500   1,842
          *Laidlaw International, Inc.               13,800     295
          *Landstar System, Inc.                     62,200   4,581
          *Macquarie Infrastructure Co. Trust        26,600     781
          Manpower, Inc.                             10,000     483
          McGrath Rentcorp                           37,600   1,640
          Nordson Corp.                              44,200   1,771
          Raytheon Co.                                9,400     365
          Rockwell Collins, Inc.                      7,000     276
          The ServiceMaster Co.                       9,400     130
          Southwest Airlines Co.                     26,200     427
          Thomas Industries, Inc.                    43,900   1,752
          Union Pacific Corp.                         6,100     410
          UTI Worldwide, Inc.                        30,740   2,091
          *Waste Connections, Inc.                   31,900   1,093
          Woodward Governor Co.                      12,800     917
                                                             ------
              Total                                          39,323
                                                             ------

          Information Technology (9.9%)
          *ATMI, Inc.                                35,200     793
          AVX Corp.                                  22,500     284
          *Bearingpoint, Inc.                        62,700     503
          Belden CDT, Inc.                           62,700   1,455
          *The BISYS Group, Inc.                     21,600     355
          *BMC Software, Inc.                        20,400     379
          *Ceridian Corp.                             2,500      46
          *Exar Corp.                                62,500     887
          Helix Technology Corp.                     64,300   1,118
          *Intuit, Inc.                               7,400     326
          *Jabil Circuit, Inc.                       11,400     292
          *KLA-Tencor Corp.                           1,700      79
          Landauer, Inc.                             18,300     836
          *Littelfuse, Inc.                          40,000   1,366
          *McAfee, Inc.                               1,800      52
          Methode Electronics, Inc. -- Class A       42,800     550
          Molex, Inc. -- Class A                     17,500     466
          *MPS Group, Inc.                          139,900   1,716
          *Mykrolis Corp.                            80,000   1,134
          *Novellus Systems, Inc.                    19,300     538
          *Packeteer, Inc.                           91,700   1,325
          *Progress Software Corp.                   59,500   1,389
          *SPSS, Inc.                                52,225     817
          Startek, Inc.                              29,200     831
          *Synopsys, Inc.                            20,300     398
          *Tellabs, Inc.                              5,400      46
          *Websense, Inc.                            36,300   1,842
                                                             ------
              Total                                          19,823
                                                             ------

                                        T. Rowe Price Small Cap Value Portfolio

 T. Rowe Price Small Cap Value Portfolio

                                                    Shares/   Value
          Common Stocks (96.5%)                      $ Par  $ (000's)
          -----------------------------------------------------------

          Materials (9.9%)
          Abitibi-Consolidated Inc.                  25,200     174
          Agrium, Inc.                                3,100      52
          Airgas, Inc.                               57,700   1,530
          AptarGroup, Inc.                           37,250   1,967
          Arch Chemicals, Inc.                       42,500   1,223
          Bowater, Inc.                              10,800     475
          Carpenter Technology Corp.                 30,200   1,765
          Chesapeake Corp.                           18,500     502
          Deltic Timber Corp.                        31,800   1,350
          Domtar, Inc.                               32,800     396
          Florida Rock Industries, Inc.              32,025   1,906
          Gibraltar Industries, Inc.                 65,276   1,542
          Great Lakes Chemical Corp.                  9,200     262
          Harmony Gold Mining Co.-Sponsored
           ADR                                       30,500     283
          MacDermid, Inc.                            24,100     870
          MeadWestvaco Corp.                         10,500     356
          *Meridian Gold, Inc.                       68,800   1,305
          *The Mosaic Co.                             6,500     106
          Myers Industries, Inc.                     48,767     624
          *Nalco Holding Co.                         25,300     494
          Potlatch Corp.                              2,200     111
          *Symyx Technologies, Inc.                  31,900     960
          Wausau-Mosinee Paper Corp.                 86,500   1,545
                                                             ------
              Total                                          19,798
                                                             ------

          Telecommunication Services (1.1%)
          AT&T Corp.                                  3,700      71
          *Crown Castle International Corp.             900      15
          *Qwest Communications International, Inc.  85,400     379
          Telephone and Data Systems, Inc.            4,700     362
          Telus Corp.                                 5,400     156
          *US Cellular Corp.                          1,400      63
          *Wireless Facilities, Inc.                122,600   1,156
                                                             ------
              Total                                           2,202
                                                             ------

          Utilities (3.8%)
          Black Hills Corp.                          38,300   1,176
          Cleco Corp.                                43,000     871
          *CMS Energy Corp.                          26,700     279
          Duke Energy Corp.                          13,800     350
          *Dynegy, Inc. -- Class A                   33,000     152
          *El Paso Electric Co.                      57,200   1,083
          FirstEnergy Corp.                           5,100     202
          NiSource, Inc.                             28,700     654
          *Northwestern Corp.                         3,300      92
          *NRG Energy, Inc.                          12,300     443

                                                      Shares/    Value
       Common Stocks (96.5%)                           $ Par   $ (000's)
       -----------------------------------------------------------------

       Utilities continued
       Otter Tail Corp.                                 24,100      615
       Pinnacle West Capital Corp.                       3,400      151
       TECO Energy, Inc.                                39,600      607
       Vectren Corp.                                    32,000      858
       Xcel Energy, Inc.                                 4,000       73
                                                               --------
           Total                                                  7,606
                                                               --------

           Total Common Stocks
            (Cost: $143,616)                                    193,073
                                                               --------

       Convertible Corporate Debt (0.0%)
       -----------------------------------------------------------------

       Utilities (0.0%)
       Xcel Energy Inc.,
        7.50%, 11/21/07 144A                             2,000        3
                                                               --------
           Total Convertible Corporate Debt
            (Cost: $3)                                                3
                                                               --------

       Money Market Investments (4.0%)
       -----------------------------------------------------------------

       Other Holdings (4.0%)
       Reserve Investment Fund                       8,045,168    8,045
                                                               --------
           Total Money Market Investments
            (Cost: $8,045)                                        8,045
                                                               --------

           Total Investments (100.5%)
            (Cost $151,664)(a)                                  201,121
                                                               --------

           Other Assets, Less Liabilities (-0.5%)                  (978)
                                                               --------

           Total Net Assets (100.0%)                           $200,143
                                                               --------

* Non-Income Producing

 ADR -- American Depository Receipt

 144A after the name of a security represents a security exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities was $3, representing 0% of net assets.

(a) AtDecember 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $151,654 and the net unrealized appreciation of investments based on that cost was $49,467 which is comprised of $51,112 aggregate gross unrealized appreciation and $1,645 aggregate gross unrealized depreciation.
    The Accompanying Notes are an Integral Part of the Financial Statements

T. Rowe Price Small Cap Value Portfolio

 Aggressive Growth Stock Portfolio


--------------------------------------------------------------------------------

Objective:                        Portfolio Strategy:                                             Net Assets:
Maximum long-term appreciation of Strive for the highest possible rate of capital appreciation by $1.3 billion
capital                           investing in companies with potential for rapid growth.

The Aggressive Growth Stock Portfolio seeks emerging growth companies in the middle-capitalization range, generally with market capitalizations of less than $10 billion. The Portfolio's focus in stock selection is on the individual companies' ability to generate revenue, expand profit margins and maintain solid balance sheets; industry sector selection is of secondary importance. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

For the year ended December 31, 2004, the Aggressive Growth Stock Portfolio had a return of 14.22%, compared with 16.49% for its benchmark, the S&P MidCap 400 Index. (This index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio underperformed its peer group, Mid-Cap Growth Funds, which had an average return of 14.75% for the same period, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. The Portfolio's underperformance relative to the Index resulted mainly from sector selection, and also reflects its emphasis on quality stocks at a time when lower quality issues performed better.

Following an extraordinary year in 2003, mid-capitalization stocks once again rewarded investors in 2004. For 2004, however, the major portion of the gain in mid-cap stocks, as well as in the overall stock market, was realized in the fourth quarter. Earlier in the year, the stock market produced lackluster results as economic concerns, including rising oil prices, the weakening U.S. dollar, the war in Iraq and the upcoming presidential election, hampered performance. Indications that the Federal Reserve might start raising interest rates -- after a long period in which U.S. consumers had benefited from rates at 45-year lows -- also had a dampening effect on the market. In the fourth quarter, however, especially following the elections in November, the stock market experienced a dramatic rally, in which all asset classes gained. The S&P 500 Index (a gauge of broad stock market performance), which returned 10.88% for the year, gained 9.23% in the fourth quarter alone.

Higher beta stocks -- including small- and mid-cap stocks -- experienced an even more dramatic lift during the fourth quarter. Small-capitalization stocks, as measured by the S&P 600 SmallCap Index, returned 22.65% for the year ended December 31, 2004, with 13.00% of that gain coming in the fourth quarter. Mid-cap stocks, as measured by the S&P 400 MidCap Index, returned 16.49% for the year, 12.16% of which came in the last quarter. The drive for beta in the fourth quarter pushed up prices of lower quality issues as investors demonstrated a willingness to take on more risk in order to make up for the low returns earlier in the year.

The Portfolio's underperformance relative to the Index this year resulted primarily from sector selection. Overweight positions in the Industrial and Technology sectors, together with poor returns in several stocks in those sectors, hurt performance. Industrial sector stocks that performed poorly included Cintas Corp. (designs and manufactures corporate identity uniform programs), ARAMARK Corp. (provides outsourced services), and Manpower Inc. (an employment service organization). Technology sector stocks that hurt performance included Silicon Laboratories (designs and develops integrated circuits), Microchip Technology Inc. (develops and manufactures microcontrollers), and Integrated Circuit Systems (designs and develops silicon timing devices). Several Consumer Discretionary stocks also hurt performance; the biggest detractors were radio holdings Univision Communications and Westwood One. Retailers Jones Apparel Group and Ann Taylor also performed poorly during the year.

Adding to the Portfolio's performance was a substantial overweight position in the Health Care sector. Individual holdings, including Elan Corp. (research and development of therapeutic products for neurology and autoimmune diseases), Kinetic Concepts Inc. (a global medical technology company), Cytyc Corp. (designs and manufactures systems for diagnostic applications), and Biogen Idec Inc. (research and development of targeted cancer therapies) all experienced large gains earlier in the year. Positions in these stocks were subsequently trimmed back to lock in gains. Also adding to performance in 2004 were Consumer Discretionary stocks PetSmart (a retailer and online supplier of pet supplies), Getty Images (a media company), Pixar Inc. (a digital animation studio), and Michaels Stores Inc. (an art and home decor retailer).

Stocks in the Industrial sector that performed well included Expeditors International (global logistics management), L-3 Communications Holdings (supplier of secure communications systems), and Corporate Executive Board Co. (provides analysis on corporate strategy and operations). Education stock Apollo Group Inc., Technology stock VeriSign Inc., and Consumer Staples stock Whole Foods Market Inc. also performed well. In addition, an increased position in the Portfolio's top holding, CIT Group (a finance company), helped performance for the year.

As of early January 2005, the market had corrected from its December 2004 highs. We believe earnings growth may slow from its previously torrid pace, but may go to a more sustainable level. Because of this, we will be looking for favorable returns from mid-cap stocks and continue to expect mid-cap companies to outperform their larger brethren in the near future. We look to keep cash low and our holdings list fresh during 2005.

                                              Aggressive Growth Stock Portfolio

 Aggressive Growth Stock Portfolio


--------------------------------------------------------------------------------

                                     [CHART]

                              Relative Performance

            Aggressive Growth       S&P MidCap
             Stock Portfolio        400 Index
            -----------------      -----------
12/94            $10,000             $10,000
12/95             13,929              13,095
12/96             16,395              15,613
12/97             18,668              20,645
12/98             20,078              24,587
12/99             28,869              28,201
12/00             30,653              33,139
12/01             24,562              32,939
12/02             19,367              28,160
12/03             24,149              38,190
12/04             27,582              44,486


                         Average Annual Total Return
                       For Periods Ended December 31, 2004

                                               1 Year     5 Years    10 Years
Aggressive Growth Stock Portfolio              14.22%      -0.91%      10.68%
S&P MidCap 400 Index                           16.49%       9.54%      16.10%
Mid Cap Growth Funds Lipper Average            14.75%      -1.73%      10.08%


Aggressive Growth Stock Portfolio         S&P 400 Index












The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page iv of the Performance Summary of the Separate Account report.

Since the Portfolio invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Portfolio's performance is the S&P MidCap 400 Index. This is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The index cannot be invested in directly and does not include sales charges.

As of December 31, 2004, the 400 companies in the composite had a median market capitalization of $2.4 billion and a total market value of $1.1 trillion. The MidCap 400 represents approximately 5.8% of the market value of the Compustat's database of about 9,381 equities.

The Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

                                    [GRAPHIC]

            Top 10 Equity Holdings 12/31/04

Company                                % of Net Assets
CIT Group, Inc.                               2.2%
Graco, Inc.                                   2.2%
DaVita, Inc.                                  2.1%
Waters Corp.                                  2.1%
Fastenal Co.                                  1.9%
Nabors Industrials, Inc.                      1.9%
The Corporate Executive Board Co.             1.9%
Zebra Technologies Corp. - Class A            1.8%
Legg Mason, Inc.                              1.8%
Kinetic Concepts, Inc.                        1.8%




                                    [CHART]

                           Sector Allocation 12/31/04

                        Health Care ................ 27%
                        Information Technology ..... 25%
                        Industrials ................ 15%
                        Consumer Discretionary ..... 12%
                        Financials ................. 11%
                        Energy .....................  6%
                        Short-Term Investments .....  2%
                        Consumer Staples ...........  1%
                        Materials ..................  1%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Investing in medium company stocks involves a greater degree of risk than investing in large company stocks.

Aggressive Growth Stock Portfolio

 Aggressive Growth Stock Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,070.60       $2.71
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,022.21       $2.65
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                              Aggressive Growth Stock Portfolio

 Aggressive Growth Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004


                                                           Market
                                                 Shares/    Value
             Common Stocks (98.6%)                $ Par   $ (000's)
             ------------------------------------------------------

             Consumer Discretionary (12.3%)
             Choice Hotels International, Inc.    155,200    9,002
             *Dick's Sporting Goods, Inc.         240,300    8,447
             Garmin, Ltd.                         368,100   22,395
             Gentex Corp.                         475,130   17,589
             *Getty Images, Inc.                  234,170   16,123
             Jones Apparel Group, Inc.            158,200    5,785
             *Lamar Advertising Co. -- Class A    393,025   16,814
             Michaels Stores, Inc.                395,600   11,856
             *O'Reilly Automotive, Inc.           348,730   15,710
             PETsMART, Inc.                       323,900   11,508
             *Pixar, Inc.                          65,600    5,616
             *Univision Communications, Inc. --
              Class A                             244,127    7,146
             *Westwood One, Inc.                  354,600    9,549
                                                           -------
                 Total                                     157,540
                                                           -------

             Consumer Staples (1.3%)
             *Smithfield Foods, Inc.              249,500    7,383
             Whole Foods Market, Inc.              92,000    8,772
                                                           -------
                 Total                                      16,155
                                                           -------

             Energy (5.5%)
             BJ Services Co.                      309,600   14,409
             *Cooper Cameron Corp.                224,200   12,064
             *Nabors Industries, Ltd.             463,800   23,788
             *Quicksilver Resources, Inc.         211,100    7,764
             *Smith International, Inc.           233,700   12,716
                                                           -------
                 Total                                      70,741
                                                           -------

             Financials (10.9%)
             *Ameritrade Holding Corp.          1,236,600   17,584
             Assured Guaranty, Ltd.               421,400    8,289
             *CapitalSource, Inc.                 867,800   22,276
             CIT Group, Inc.                      609,100   27,910
             Investors Financial Services Corp.   343,280   17,157
             Legg Mason, Inc.                     308,770   22,620
             St. Joe Co.                          173,100   11,113
             Ventas, Inc.                         452,700   12,409
                                                           -------
                 Total                                     139,358
                                                           -------

             Health Care (27.0%)
             *Affymetrix, Inc.                    171,500    6,268
             *Angiotech Pharmaceuticals, Inc.     728,977   13,450
             *Barr Pharmaceuticals, Inc.          206,700    9,413
             *Biogen Idec, Inc.                   151,300   10,078
             Biomet, Inc.                         412,810   17,912
             *Caremark Rx, Inc.                   395,494   15,594
             *Charles River Laboratories
              International, Inc.                 423,900   19,504
             *Covance, Inc.                       440,600   17,073
             *Cytyc Corp.                         596,000   16,432
             *DaVita, Inc.                        675,900   26,717
             *Elan Corp. PLC, ADR                 259,800    7,080
             *Gen-Probe, Inc.                     140,600    6,357

                                                            Market
                                                   Shares/   Value
           Common Stocks (98.6%)                    $ Par  $ (000's)
           ---------------------------------------------------------

           Health Care continued
           Health Management Associates, Inc. --
            Class A                                756,210   17,181
           *Kinetic Concepts, Inc.                 296,200   22,600
           *Lincare Holdings, Inc.                 433,900   18,506
           Medicis Pharmaceutical Corp.            258,500    9,076
           *Neurocrine Biosciences, Inc.           161,300    7,952
           *Patterson Companies, Inc.              448,996   19,482
           *St. Jude Medical, Inc.                 487,500   20,441
           *Thermo Electron Corp.                  340,400   10,277
           *Varian Medical Systems, Inc.           328,800   14,217
           *VCA Antech, Inc.                       597,400   11,709
           *Waters Corp.                           561,570   26,275
                                                            -------
               Total                                        343,594
                                                            -------

           Industrials (15.1%)
           *Apollo Group, Inc. -- Class A          107,280    8,659
           ARAMARK Corp. -- Class B                604,300   16,020
           Cintas Corp.                            198,050    8,686
           The Corporate Executive Board Co.       355,020   23,765
           Deere & Co.                             155,740   11,587
           Expeditors International of Washington,
            Inc.                                   369,630   20,655
           Fastenal Co.                            403,390   24,833
           Graco, Inc.                             744,500   27,807
           L-3 Communications Holdings, Inc.       162,150   11,876
           Manpower, Inc.                          261,840   12,647
           Pentair, Inc.                           213,200    9,287
           Robert Half International, Inc.         598,300   17,608
                                                            -------
               Total                                        193,430
                                                            -------

           Information Technology (25.5%)
           *Activision, Inc.                       444,700    8,974
           Adobe Systems, Inc.                     196,330   12,318
           *Amdocs, Ltd.                           575,550   15,108
           *Avaya, Inc.                            883,600   15,198
           CDW Corp.                               224,640   14,905
           *Cogent, Inc.                           279,900    9,237
           *Cognos, Inc.                           457,000   20,135
           *DST Systems, Inc.                      178,800    9,319
           *FLIR Systems, Inc.                     120,200    7,668
           Harris Corp.                            259,900   16,059
           Infosys Technologies Ltd., ADR          296,070   20,521
           *Integrated Circuit Systems, Inc.       562,880   11,775
           *Jabil Circuit, Inc.                    311,200    7,960
           *KLA-Tencor Corp.                       237,180   11,048
           *Kronos, Inc.                           266,200   13,611
           *Lam Research Corp.                     417,800   12,079
           Microchip Technology, Inc.              587,395   15,660
           *NAVTEQ Corp.                           128,900    5,976
           Paychex, Inc.                           555,840   18,943
           *QLogic Corp.                           160,070    5,879
           *Semtech Corp.                          820,490   17,944
           * Silicon Laboratories, Inc.            347,900   12,284

Aggressive Growth Stock Portfolio

 Aggressive Growth Stock Portfolio


                                                            Market
                                                 Shares/     Value
           Common Stocks (98.6%)                  $ Par    $ (000's)
           ---------------------------------------------------------

           Information Technology continued
           *VeriSign, Inc.                         606,820    20,341
           *Zebra Technologies Corp. -- Class A    407,252    22,920
                                                           ---------
               Total                                         325,862
                                                           ---------

           Materials (1.0%)
           Praxair, Inc.                           303,840    13,415
                                                           ---------
               Total                                          13,415
                                                           ---------
               Total Common Stocks
                (Cost: $1,004,819)                         1,260,095
                                                           ---------

           Money Market Investments (1.8%)
           ---------------------------------------------------------

           Federal Government & Agencies (0.2%)
           Federal Home Loan Mortgage Corp.,
            2.42%, 3/22/05                       3,000,000     2,985
                                                           ---------
               Total                                           2,985
                                                           ---------

           Finance Lessors (0.0%)
           Delaware Funding, 2.25%, 1/4/05         600,000       600
                                                           ---------
               Total                                             600
                                                           ---------

           Finance Services (0.0%)
           Ciesco LP, 2.20%, 1/3/05                300,000       300
                                                           ---------
               Total                                             300
                                                           ---------

           Short Term Business Credit (0.8%)
           Sheffield Receivables, 2.23%, 1/4/05  9,600,000     9,598
                                                           ---------
               Total                                           9,598
                                                           ---------

           Utilities (0.8%)
           (b)National Rural Utility,
            2.21%, 1/10/05                      10,000,000     9,994
                                                           ---------
               Total                                           9,994
                                                           ---------

                                                              Market
                                                    Shares/    Value
            Money Market Investments (1.8%)          $ Par   $ (000's)
            -----------------------------------------------------------

                Total Money Market Investments
                 (Cost: $23,476)                                23,477
                                                             ---------

                Total Investments (100.4%)
                 (Cost $1,028,295)(a)                        1,283,572
                                                             ---------

                Other Assets, Less Liabilities (-0.4%)          (5,077)
                                                             ---------

                Total Net Assets (100.0%)                    1,278,495
                                                             ---------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $1,032,320 and the net unrealized appreciation of investments based on that cost was $251,252 which is comprised of $267,321 aggregate gross unrealized appreciation and $16,069 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                           Unrealized
                                                          Appreciation/
                                     Number of Expiration Depreciation
         Issuer (000's)              Contracts    Date       (000's)
         --------------------------------------------------------------
         S&P MidCap 400 Index           17        3/05        $126
          Futures
         (Total Notional Value at
          December 31, 2004, $5,529)

    The Accompanying Notes are an Integral Part of the Financial Statements

                                              Aggressive Growth Stock Portfolio

 International Growth Portfolio


--------------------------------------------------------------------------------

Objective:                     Portfolio Strategy:                                     Net Assets:
Long-term capital appreciation Invest in stocks of companies outside the U.S. that are $110 million expected to experience above-average growth.

The International Growth Stock Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of companies that are headquartered or trade primarily in markets outside the United States and that are expected to grow more rapidly than market averages. Normally, the Portfolio invests at least 80% of its assets in non-U.S. securities. The investments comprising the Portfolio are chosen individually, reflecting the managers' assessment of their attractiveness. Equities purchased will possess, in the managers' judgment, a combination of solid fundamentals, attractive valuation, and positive technical evaluation.

Companies judged to have a positive fundamental situation are likely to exhibit a history of superior sales and profit growth, or expectations of such growth, strong product/service positioning, experienced management, and solid or improving financial position. Prices are evaluated in reference to the company's own expected growth, comparable companies within the same or similar industries, and/or companies with similar expected growth characteristics. Technical indicators would include such things as past price performance and anticipated supply and demand balance. Industry and country weights within the Portfolio, while monitored as a gauge of the Portfolio's exposure to risk, are treated primarily as by-products of the stock selection process. The equities in the Portfolio will include small, medium, and large capitalization issues. Current income will be a secondary consideration in stock selection.

Following an extraordinary year in 2003, international stocks once again produced very nice returns in 2004, aided by a continuation of the cyclical recovery and a boost from foreign currencies. For the year ended December 31, 2004, the International Growth Stock Portfolio had a return of 21.59%, outperforming the MSCI EAFE (Europe, Australasia Far East) Index, which returned 20.70% for the year. (This index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio also outperformed its peer group, International Growth, which had an average return of 17.44% for the same period, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency.

The Portfolio's outperformance relative to the Index can be attributed to its participation in some of the strongest international markets. For instance, the Scandinavian countries of Sweden, Norway and Denmark were all strong performers. Additionally, Ireland and Spain turned in superior returns. In general, these countries showed stronger economic growth than their European counterparts. These are all countries to which the Portfolio maintained a healthy exposure.

A higher weighting in Scandinavian stocks, especially in Sweden, Norway and Denmark, added to the Portfolio's performance during 2004. Stocks of special interest in those countries included Ericcson (the world's leading manufacturer of mobile telecommunications infrastructure equipment), Nobia AB (manufactures kitchen interiors), and Volvo (international transport equipment group). Nokian Renkaat (a Finnish tire manufacturer) also added value. Several stocks based in the United Kingdom also added to performance, including Punch Taverns (a pub leasing company, which is one of the Portfolio's top ten holdings), Capita Group (corporate services), Wolseley (building material distribution), and Tesco Foods (a retailer, which is also a top ten holding).

Exposure to Emerging Markets also increased returns for the Portfolio in 2004. The emerging markets generally, and in particular Indonesia, Brazil, Mexico, and the countries of Eastern Europe, were strong in 2004. In the Indonesian market, which benefited from investor perceptions of reform, the Portfolio's holdings in PT Telecom and Bank Rakyat did very well. OTP Bank in Hungary (another one of the Portfolio's top ten holdings), as well as Erste Bank in Austria, also performed strongly as investors sought ways to capitalize on the addition of a number of Eastern European countries to the European Union. The Portfolio would have benefited from more holdings in Mexico, which rose smartly. Urbi Desarrollos (a home builder) shared those gains. Brazil also rose strongly on relief over the new government's policies. The Portfolio's single holding in Brazil, Natura Cosmeticos (manufactures and distributes cosmetics), more than doubled.

An underweight position in Japan helped performance in 2004 as Japan was a relative laggard. Japan's economy slowed markedly in the second half of the year, rekindling investor fears about the sustainability of growth and dragging the market downward. Strong performers for the Portfolio in Japan in 2004 included Bridgestone (tire manufacturer), Kubota (industrial and farm machinery manufacturer), and USS (auto auctions).

While country selection aided portfolio performance, sector weightings worked against it. Markets were led by a sector in which it is difficult for growth investors to participate, Utilities (+32.36%). Also exceptionally strong were Energy (+27.62%) and Financials (+25.26%). The Portfolio is significantly underweight in each of these sectors. Stock selection within these groups was good, with the Portfolio's holdings outperforming the Index in each sector. Information Technology was the weakest sector (+8.84%), followed by Health Care (+11.39%), and Consumer Discretionary (+15.10%). The Portfolio is heavily overweighted in all three sectors versus the Index. Here again stock selection within sectors was good, with significantly superior performance in both the Health Care and Consumer Discretionary sectors.

The Portfolio's exposure to small and mid-capitalization issues aided performance as returns by market capitalization sectors were inverse, with large cap issues gaining 19.50%, mid-cap issues gaining 27.92%, and small cap issues gaining 31.15%.

International Growth Portfolio

 International Growth Portfolio


--------------------------------------------------------------------------------


                                    [CHART]

                             Relative Performance
           International
         Growth Portfolio      EAFE Index
         ----------------     -----------
 7/01        $10,000           $10,000
12/01          9,060             9,375
12/02          7,942             7,907
12/03         11,039            11,004
12/04         13,422            13,282


                    Average Annual Total Return
                For Periods Ended December 31, 2004

                                                         Since
                                            1 Year     Inception*
International Growth Portfolio              21.59%        8.99%
EAFE Index                                  20.70%        8.65%
International Growth Funds Lipper Average   17.44%          -

*inception date of 7/31/01


The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

As depicted in the graph, the International Growth Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of December 31, 2004 the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index seeks to include securities to represent 85% of the free float-adjusted market capitalization within each industry group within each country. A cross section of large, medium, and small capitalization stocks are included, taking into account liquidity concerns. The Index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Variable Insurance Products (VIP) International Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. Source: Lipper, Inc.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.
These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.
                                    [GRAPHIC]

                         Top 10 Equity Holdings 12/31/04

Company                                        % of Total Net Assets
-------                                        ---------------------
Anglo Irish Bank Corp. ................................. 1.8%
Puma AG Rudolf Dassler Sport ........................... 1.3%
Grupo Ferrovial, S.A. .................................. 1.1%
OTP Bank ............................................... 1.1%
Next PLC ............................................... 1.1%
Mobistar SA ............................................ 1.1%
Wienerberger AG ........................................ 1.1%
Vinci SA ............................................... 1.0%
Tesco PLC .............................................. 1.0%
Punch Taverns PLC ...................................... 1.0%



                                    [CHART]
                           Sector Allocation 12/31/04

              Consumer Cyclical ............................ 20%
              Financials ................................... 19%
              Technology ................................... 10%
              Industrials ..................................  9%
              Consumer Non-Cyclical ........................  8%
              Health Care ..................................  7%
              Basic Materials ..............................  6%
              Energy .......................................  5%
              Short-Term Investments .......................  5%
              Telecommunications ...........................  4%
              Conglomerates ................................  3%
              Transportation ...............................  3%
              Utilities ....................................  1%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

                                                 International Growth Portfolio

 International Growth Portfolio


--------------------------------------------------------------------------------

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,156.40       $5.15
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,020.05       $4.83
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

International Growth Portfolio

 International Growth Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

            Foreign Common                         Shares/   Value
            Stocks (94.1%)             Country      $ Par  $ (000's)
            --------------------------------------------------------

            Basic Materials (5.7%)
            BASF AG                 Germany         11,180     805
            CRH PLC                 Ireland         30,226     809
            K+S AG                  Germany         10,955     582
            Nippon Steel Corp.      Japan          268,500     658
            Stora Enso OYJ          Finland         47,500     728
            Sumitomo Chemical
             Co., Ltd.              Japan          142,000     696
            *Syngenta AG            Switzerland      8,455     898
            Wienerberger AG         Austria         24,545   1,172
                                                             -----
                Total                                        6,348
                                                             -----

            Conglomerates (2.9%)
            Grupo Ferrovial SA      Spain           23,015   1,230
            Nomura TOPIX
             Exchange Traded
             Fund                   Japan           74,500     843
            Vinci SA                France           8,510   1,143
                                                             -----
                Total                                        3,216
                                                             -----

            Consumer Cyclical (20.0%)
            Belluna Warrants        Japan            1,452       4
            Beru AG                 Germany            941      88
            Bridgestone Corp.       Japan           32,000     637
            Bulgari SPA             Italy           61,360     758
            Burberry Group PLC      United Kingdom  85,100     655
            Carnival Corp.          United Kingdom  15,015     865
            Edgars Consolidated
             Stores, Ltd.           South Africa    12,888     691
            Esprit Holdings, Ltd.   Hong Kong      177,500   1,073
            Four Seasons Hotels
             Co.                    Canada           5,040     412
            Hilton Group PLC        United Kingdom 103,170     564
            *Hyundai Motor Co.      Korea           16,030     859
            Intercontinental Hotels
             Group PLC              United Kingdom  46,906     583
            Lagardere S.C.A.        France          10,280     742
            Lottomatica SPA         Italy           26,280     964
            Mediaset SPA            Italy           22,465     285
            Next PLC                United Kingdom  37,835   1,198
            NHK Spring Co., Ltd.    Japan           77,000     526
            Nissan Motor Co., Ltd.  Japan           56,800     618
            Nobia AB                Sweden          50,810     841
            Nokian Renkaat OYJ      Finland          5,955     905
            Opap SA                 Greece          31,690     876
            Punch Taverns PLC       United Kingdom  81,670   1,082
            Ryohin Keikaku Co.,
             Ltd.                   Japan           13,600     684
            Signet Group PLC        United Kingdom 317,675     671
            Square Enix Co., Ltd.   Japan           23,700     701
            Swatch Group AG         Switzerland      5,280     775
            Techtronic Industries
             Co.                    Hong Kong      393,500     861
            *Urbi Desarrollos
             Urbanos SA             Mexico          74,085     324

           Foreign Common                          Shares/    Value
           Stocks (94.1%)             Country       $ Par   $ (000's)
           ----------------------------------------------------------

           Consumer Cyclical continued
           USS Co., Ltd.           Japan              8,010     672
           *Vivendi Universal SA   France            26,170     836
           Walmart de Mexico --
            Series V               Mexico           167,665     576
           Wolseley PLC            United Kingdom    36,295     678
                                                             ------
               Total                                         22,004
                                                             ------

           Consumer Non-Cyclical (7.9%)
           Axfood AB               Sweden            18,200     616
           *Cott Corp. ADR         Canada            19,980     494
           *GEOX SPA               Italy             49,640     386
           Metro AG                Germany            6,625     365
           Natura Cosmeticos SA    Brazil            24,150     705
           Nestle SA               Switzerland        2,015     527
           Puma AG                 Germany            5,105   1,404
           Reckitt Benckiser PLC   United Kingdom    24,950     754
           *Royal Numico NV        Netherlands       19,425     700
           SABMiller PLC           United Kingdom    39,175     650
           Swedish Match AB        Sweden            87,270   1,011
           Tesco PLC               United Kingdom   178,830   1,105
                                                             ------
               Total                                          8,717
                                                             ------

           Energy (5.3%)
           BG Group PLC            United Kingdom   103,515     704
           BP PLC                  United Kingdom    63,385     618
           EnCana Corp.            Canada            16,115     920
           Eni SPA                 Italy             36,445     912
           Suncor Energy Inc.      Canada             5,800     205
           Technip SA              France             5,120     947
           *TGS Nopec
            Geophysical Co.
            ASA                    Norway            13,215     338
           Total SA                France             2,620     572
           *Western Oil Sands Inc. Canada            17,865     624
                                                             ------
               Total                                          5,840
                                                             ------

           Financials (18.9%)
           *Admiral Group PLC      United Kingdom    15,070      93
           Aktiv Kapital ASA       Norway               500      11
           Allianz AG              Germany            2,540     337
           Alpha Bank AE           Greece            28,138     981
           AMP, Ltd.               Australia        163,440     930
           Anglo Irish Bank
            Corp. PLC              Ireland           80,292   1,954
           Banca Fideuram SPA      Italy            110,155     570
           *Banco Espanol de
            Credito SA             Spain             55,900     799
           Banco Popolare Di
            Verona                 Italy             44,165     898
           Bangkok Bank PCL        Thailand          55,300     162
           Bank of Yokohama        Japan            109,000     687
           Bank Rakyat
            Indonesia              Indonesia      3,145,500     974

                                                 International Growth Portfolio

 International Growth Portfolio


            Foreign Common                         Shares/   Value
            Stocks (94.1%)             Country      $ Par  $ (000's)
            --------------------------------------------------------

            Financials continued
            BNP Paribas             France           9,925     719
            Chiba Bank, Ltd.        Japan           93,000     622
            Credit Saison Co., Ltd. Japan           18,900     688
            *Credit Suisse Group    Switzerland     10,250     431
            DNB NOR ASA             Norway          85,235     841
            Erste Bank Der Oester   Austria         17,120     915
            Foereningssparbanken
             AB                     Sweden          31,305     780
            Fondiaria SAI SPA       Italy           26,740     721
            HSBC Holdings PLC       Hong Kong       42,783     732
            ING Groep NV            Netherlands     28,329     857
            *Kookmin Bank           Korea           18,080     707
            Man Group PLC           United Kingdom  22,725     642
            Manulife Financial
             Corp.                  Canada          13,510     624
            MPC Muenchmeyer
             Petersen Capital AG    Germany          3,300     249
            OTP Bank                Hungary         39,770   1,226
            Royal Bank of Scotland
             Group PLC              United Kingdom  21,199     713
            Storebrand ASA          Norway         101,220     978
                                                            ------
                Total                                       20,841
                                                            ------

            Health Care (6.9%)
            CSL, Ltd.               Australia       36,905     846
            *Elekta AB              Sweden          21,375     616
            GN Store Nord           Denmark         71,235     768
            Nobel Biocare Holding
             AG                     Switzerland      4,495     814
            Novartis AG             Switzerland     14,545     733
            Roche Holding AG        Switzerland      7,140     822
            Schwarz Pharma AG       Germany         18,795     851
            Smith & Nephew PLC      United Kingdom  70,660     723
            Stada Arzneimittel AG   Germany         24,045     650
            *Synthes Inc.           Switzerland      7,215     809
                                                            ------
                Total                                        7,632
                                                            ------

            Industrial Goods (8.5%)
            Atlas Copco AB          Sweden          18,345     828
            Capita Group PLC        United Kingdom 131,980     928
            *Chiyoda Corp.          Japan          107,000     782
            Cobham PLC              United Kingdom  28,215     670
            *Daewoo Shipbuilding &
             Marine Engineering
             Co., Ltd.              Korea           48,740     725
            *Deutz AG               Germany         26,733     107
            Hays PLC                United Kingdom 271,135     647
            Keyence Corp.           Japan            3,000     672
            Kubota Corp.            Japan          159,000     788
            Meggitt PLC             United Kingdom 139,428     701
            Metso OYJ               Finland         21,460     340
            Neopost SA              France          11,555     898
            Omron Corp.             Japan           25,900     618
            Volvo AB                Sweden          17,860     708
                                                            ------
                Total                                        9,412
                                                            ------

          Foreign Common                            Shares/    Value
          Stocks (94.1%)               Country       $ Par   $ (000's)
          ------------------------------------------------------------

          Technology (10.3%)
          *Axalto Holding NV        France            26,700      695
          Canon Inc.                Japan             12,700      685
          Dassault Systemes SA      France            12,225      616
          *Ericsson LM - B Shares   Sweden           291,690      931
          Fuji Photo Film Co., Ltd. Japan             17,100      624
          *Gresham Computing
           PLC                      United Kingdom   109,785      582
          Hoya Corp.                Japan              6,800      768
          Indra Sistemas SA         Spain             46,030      786
          Infosys Technologies,
           Ltd.                     India             17,953      863
          *Kontron AG               Germany           84,470      775
          Net One Systems Co.,
           Ltd.                     Japan                178      742
          Nidec Corp.               Japan              5,300      645
          Samsung Electronics
           Co., Ltd.                Korea              1,530      666
          Siemens AG                Germany            8,765      743
          Tandberg ASA              Norway            47,240      587
          TDK Corp.                 Japan              8,900      659
                                                              -------
              Total                                            11,367
                                                              -------

          Telecommunications (3.7%)
          *Deutsche Telekom AG      Germany           37,508      849
          *Mobistar SA              Belgium           12,670    1,188
          PT Telekomunikasi
           Indonesia                Indonesia      1,172,500      609
          Telefonica SA             Spain             43,330      816
          Vodafone Group PLC        United Kingdom   245,225      665
                                                              -------
              Total                                             4,127
                                                              -------

          Transportation (2.5%)
          Canadian National
           Railway Co.              Canada            13,655      833
          Fraport AG                Germany           17,485      746
          *Golar LNG, Ltd.          Norway            32,220      469
          Kamigumi Co., Ltd.        Japan             76,000      607
          *Societe Des Autoroutes
           Paris-Rhin-Rhone         France             1,810      109
                                                              -------
              Total                                             2,764
                                                              -------

          Utilities (1.5%)
          Brisa Auto Estrada de
           Portugal SA              Portugal          82,205      754
          Iberdrola SA              Spain             33,615      855
                                                              -------
              Total                                             1,609
                                                              -------

              Total Foreign Common Stocks
               (Cost: $75,656)                                103,877
                                                              -------

          Call Options (0.0%)
          ------------------------------------------------------------

          Technology (0.0%)
          C/O Kontron AG,
           expiring 3/14/05 @
           6.67                     Germany            1,726        1
                                                              -------
              Total Call Options
               (Cost: $0)                                           1
                                                              -------

International Growth Portfolio

 International Growth Portfolio


           Money Market                                  Shares/    Value
           Investments (5.2%)             Country         $ Par   $ (000's)
           ----------------------------------------------------------------

           Federal Government and Agencies (4.9%)
           Federal Home Loan
            Banks,
            2.10%, 1/18/05             United States    5,500,000    5,495
                                                                   -------
               Total                                                 5,495
                                                                   -------

           Finance Services (0.3%)
           Ciesco LP, 2.20%, 1/3/05    United States      300,000      300
                                                                   -------
               Total                                                   300
                                                                   -------

               Total Money Market Investments
                (Cost: $5,795)                                       5,795
                                                                   -------

               Total Investments (99.3%)
                (Cost $81,451)(a)                                  109,673
                                                                   -------

               Other Assets, Less Liabilities (0.7%)                   825
                                                                   -------

               Total Net Assets (100.0%)                           110,498
                                                                   -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $81,739 and the net unrealized appreciation of investments based on that cost was $27,934 which is comprised of $28,200 aggregate gross unrealized appreciation and $266 aggregate gross unrealized depreciation.

 Investment Percentage by Country:

                             United Kingdom  14.2%
                             Japan           14.2%
                             Germany          7.8%
                             France           6.6%
                             Sweden           5.8%
                             Switzerland      5.3%
                             Italy            5.0%
                             Other           41.1%
                                            ------
                                 Total      100.0%
                                            ------

    The Accompanying Notes are an Integral Part of the Financial Statements


                                                 International Growth Portfolio

 Franklin Templeton International Equity Portfolio


--------------------------------------------------------------------------------

Objective:                           Portfolio Strategy:                                           Net Assets:
Long-term appreciation of capital    Participate in the growth of foreign economies by investing   $981 million
through diversification into markets in securities with high long-term earnings potential relative
outside the United States            to current market values.

The Franklin Templeton International Equity Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in equity securities of issuers from countries outside the U.S. The Portfolio's holdings will consist primarily of equity securities of issuers in foreign countries. The Portfolio's strategy is to identify and invest in the undervalued stocks of foreign companies offering the greatest discounts to their long-term values. The strategy will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equities, the Portfolio's manager will focus on the market price of a company's security in relation to its long-term earnings, asset value and cash flow potential. A company's historical value measure, including price/earnings ratio, profit margins and liquidation value, also will be considered.

For the second year in a row, most stock markets throughout the world posted strong performance in 2004. The fourth quarter, in particular, was strong for international stocks, as the flight away from the U.S. dollar continued and we saw the biggest currency moves of the year. For the year ended December 31, 2004, the International Equity Portfolio had a total return of 19.33%, slightly below the 20.70% return on the MSCI EAFE Index. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio's peer group, International Value Funds, was 20.75% for the year ended December 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency.

The Portfolio's slight underperformance relative to the Index can be attributed to two factors: underweight positions in the Financials and Consumer Staples sectors, and underweight positions in countries that turned in strong performance for the year. Although the Financials sector represented the Portfolio's largest sector weighting (approximately 20%), it was well below the EAFE Index's weighting of more than 27%. A minor underweighting in Europe also slightly detracted from results.

Other country weights were positive for return in 2004. Overweightings in two countries, South Korea (which is not in the EAFE Index) and Hong Kong, benefited the Portfolio as Emerging Markets experienced good returns in 2004. In addition, the Portfolio had holdings in Latin America (which is not in the EAFE Index) that added value through currency appreciation and strong price appreciation. Other sector weightings that were positive for the Portfolio included overweightings in the Materials, Industrials and Utilities sectors.

Individual stocks that benefited the Portfolio in 2004 included E.ON AG (a German-based industrial company). We like E.ON on its cheap valuation and fundamentals: the company is growing its dividends at 10% a year, has great cash flow and a debt-to-assets ratio of approximately 20%. Under its new CEO, the company committed its efforts to efficiency and streamlining business during 2004 by selling off non-core assets and focusing on electric and gas. The stock appreciated nicely during the year due to cost reductions and higher prices for gas and electric. Suez SA, one of the largest utilities in France, also turned in good performance and is now among the Portfolio's top ten holdings because of price appreciation. In addition, Nordea Bank benefited from the continued consolidation of banks in northern Europe, Brazilian company CVRD, the world's largest iron ore producer, benefited from the strong demand from China. Energy companies posted very strong returns as the price of oil remained at high levels throughout the year, which in turn benefited Portfolio holding CNOOC in China, Norsk Hydro in Norway and Respsol YPF in Spain. The utility sector was the best performing area in the EAFE Index and in the Portfolio was up 34% on strength in companies such as Korea Energy Power Company (KEPCO).

Franklin Templeton International Equity Portfolio

 Franklin Templeton International Equity Portfolio


--------------------------------------------------------------------------------

                                    [CHART]

                              Relative Performance

        Franklin Templeton
          International
         Equity Portfolio         EAFE Index
        ------------------       ------------
12/93        $10,000               $10,000
12/94          9,989                10,810
12/95         11,445                12,059
12/96         13,850                12,824
12/97         15,551                13,094
12/98         16,301                15,756
12/99         20,034                20,057
12/00         19,875                17,257
12/01         17,093                13,598
12/02         14,118                11,469
12/03         19,831                15,961
12/04         23,690                17,815


                        Average Annual Total Return
                    For Periods Ended December 31, 2004

                                     1 Year      5 Years     10 Years
Franklin Templeton International
  Equity Portfolio                   19.33%       3.39%        9.01%
EAFE Index                           20.70%      -0.80%        5.94%
International Value Funds
  Lipper Average                     20.75%       2.87%        8.18%



The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

As depicted in the graph, the Franklin Templeton International Equity Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of December 31, 2004 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index seeks to include securities to represent 85% of the free float-adjusted market capitalization within each industry group within each country. A cross section of large, medium, and small capitalization stocks are included, taking into account liquidity concerns. The Index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Variable Insurance Products (VIP) International Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. Source: Lipper, Inc.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.
These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

                                    [GRAPHIC]

                         Top 10 Equity Holdings 12/31/04

Company                                      % of Total Net Assets
-------                                      ---------------------
Samsung Electronics Co., Ltd. ......................... 2.1%
Suez SA ............................................... 1.8%
Nordea Bank AB ........................................ 1.7%
BAE Systems PLC ....................................... 1.5%
BASF AG ............................................... 1.5%
Norske Skogindustrier ................................. 1.5%
Telefonica SA, ADR .................................... 1.5%
Deutsche Post AG ...................................... 1.4%
E.On AG ............................................... 1.4%
KCI Konecranes International PLC ...................... 1.4%



                                     [CHART]

                            Asset Allocation 12/31/04

                         Continential Europe ........ 45%
                         United Kingdom ............. 22%
                         Asia ....................... 21%
                         North America ..............  4%
                         Australia/New Zealand ......  4%
                         Latin America/Caribbean ....  3%
                         Mid-East/Africa ............  1%

Allocation is based on percentage of equities.
Allocation and Top 10 Holdings is subject to change.

                              Franklin Templeton International Equity Portfolio

 Franklin Templeton International Equity Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,143.70       $3.83
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,021.26       $3.61
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Franklin Templeton International Equity Portfolio

 Franklin Templeton International Equity Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

              Foreign Common                    Shares/    Value
              Stocks (96.0%)       Country       $ Par   $ (000)'s
              ----------------------------------------------------

              Consumer Discretionary (11.2%)
              Accor SA          France           173,000    7,574
              British Sky
               Broadcasting
               Group PLC        United Kingdom 1,225,270   13,220
              Compass Group
               PLC              United Kingdom 1,478,070    6,988
              Fuji Photo Film
               Co., Ltd.        Japan            159,300    5,814
              GKN PLC           United Kingdom 2,091,540    9,497
              Koninklijke
               (Royal) Philips
               Electronics NV   Netherlands      449,135   11,911
              Michelin SA --
               Class B          France           156,780   10,056
              Pearson PLC       United Kingdom   697,770    8,420
              Reed Elsevier NV  Netherlands      645,340    8,798
              Sony Corp.        Japan            200,900    7,764
              Valeo SA          France           148,650    6,223
              Volkswagen AG     Germany          230,450   10,447
              Wolters Kluwer
               NV               Netherlands      166,630    3,345
                                                          -------
                  Total                                   110,057
                                                          -------

              Consumer Staples (3.6%)
              Boots Group PLC   United Kingdom   601,970    7,576
              Cadbury
               Schweppes PLC    United Kingdom 1,086,340   10,115
              Nestle SA         Switzerland       38,980   10,198
              Unilever PLC      United Kingdom   773,990    7,601
                                                          -------
                  Total                                    35,490
                                                          -------

              Energy (5.8%)
              BP PLC            United Kingdom 1,037,940   10,123
              ENI SPA           Italy            414,535   10,379
              IHC Caland NV     Netherlands      112,800    7,166
              Repsol YPF SA     Spain            493,680   12,858
              Shell Transport &
               Trading Co. PLC  United Kingdom 1,428,430   12,176
              Total SA          France            21,182    4,627
                                                          -------
                  Total                                    57,329
                                                          -------

              Financials (20.1%)
              ACE, Ltd.         Bermuda          234,580   10,028
              Australia & New
               Zealand Banking
               Group, Ltd.      Australia         89,588    1,446
              Axa SA            France           460,957   11,391
              *Banca Nazionale
               del Lavora SPA   Italy          3,584,211   10,694
              Banco Santander
               Central Hispano
               SA               Spain            906,009   11,244
              Cheung Kong
               Hldgs, Ltd.      Hong Kong      1,035,000   10,353

            Foreign Common                       Shares/    Value
            Stocks (96.0%)          Country       $ Par   $ (000)'s
            -------------------------------------------------------

            Financials continued
            Dbs Group
             Holdings, Ltd.      Singapore      1,192,000   11,756
            HSBC Holdings
             PLC                 United Kingdom   530,937    9,085
            ING Groep NV         Netherlands      436,000   13,191
            *Kookmin Bank        South Korea      130,600    5,109
            Lloyds TSB Group
             PLC                 United Kingdom 1,165,150   10,581
            National Australia
             Bank, Ltd.          Australia        514,130   11,615
            Nomura Holdings,
             Inc.                Japan            332,400    4,846
            Nordea Bank AB       Sweden         1,651,590   16,769
            Riunione Adriatica
             di Sicurta SPA      Italy            447,283   10,117
            Royal Bank of
             Scotland Group
             PLC                 United Kingdom   303,290   10,202
            Sompo Japan
             Insurance, Inc.     Japan          1,103,000   11,238
            Standard Chartered
             PLC                 United Kingdom   370,360    6,887
            Swiss Re             Switzerland      170,200   12,139
            XL Capital,
             Ltd., -- Class A    Bermuda           94,850    7,365
                                                           -------
                Total                                      196,056
                                                           -------

            Health Care (5.2%)
            *CK Life Sciences
             International, Inc. Hong Kong         29,640        5
            GlaxoSmithKline
             PLC                 United Kingdom   365,910    8,585
            Mayne Group, Ltd.    Australia             10        0
            Ono
             Pharmaceutical
             Co., Ltd.           Japan            191,000   10,718
            SANOFI-
             AVENTIS             France           164,625   13,157
            Shire
             Pharmaceuticals
             Group PLC           United Kingdom 1,124,010   11,804
            Takeda
             Pharmaceutical
             Co., Ltd.           Japan            140,600    7,080
                                                           -------
                Total                                       51,349
                                                           -------

            Industrials (17.0%)
            Adecco SA            Switzerland      124,930    6,290
            Atlas Copco AB       Sweden           221,760   10,011
            BAE Systems PLC      United Kingdom 3,411,020   15,095
            *British Airways
             PLC                 United Kingdom 1,228,800    5,544
            Deutsche Post AG     Germany          602,100   13,831

                              Franklin Templeton International Equity Portfolio

 Franklin Templeton International Equity Portfolio


             Foreign Common                      Shares/    Value
             Stocks (96.0%)         Country       $ Par   $ (000's)
             ------------------------------------------------------

             Industrials continued
             East Japan
              Railway, Co.       Japan                876    4,873
             Empresa Brasiliera
              DE AE, ADR         Brazil           148,150    4,954
             Hutchison
              Whampoa, Ltd.      Hong Kong      1,081,000   10,118
             KCI Konecranes
              International PLC  Finland          302,500   13,367
             Rentokil Initial
              PLC                United Kingdom 2,672,940    7,582
             *Rolls-Royce Group
              PLC                United Kingdom 1,916,990    9,091
             Securitas AB --
              Class B            Sweden           541,000    9,281
             Smiths Group PLC    United Kingdom   480,490    7,583
             Societe Bic SA      France           173,740    8,738
             Swire Pacific,
              Ltd. -- Class A    Hong Kong      1,276,500   10,675
             Toto, Ltd.          Japan            873,000    8,332
             Vestas Wind
              Systems AS         Denmark          835,280   10,379
             Volvo AB --
             Class B             Sweden           278,740   11,052
                                                           -------
                 Total                                     166,796
                                                           -------

             Information Technology (6.3%)
             *Celestica, Inc.    Canada           415,600    5,862
             *Check Point
              Software
              Technologies, Ltd. Israel           387,430    9,542
             Hitachi, Ltd.       Japan          1,198,000    8,301
             Nintendo Co., Ltd.  Japan             64,600    8,114
             Samsung
              Electronics Co.,
              Ltd.               South Korea       46,140   20,079
             Toshiba Corp.       Japan          2,350,000   10,091
                                                           -------
                 Total                                      61,989
                                                           -------

             Materials (10.8%)
             Akzo Nobel NV       Netherlands      234,050    9,983
             Alumina, Ltd.       Australia      1,908,930    8,889
             BASF AG             Germany          206,800   14,898
             Bayer AG            Germany          263,150    8,921
             BHP Billiton, Ltd.  Australia      1,042,700   12,538
             *Cia Vale Do Rio
              Doce, ADR          Brazil           461,880   11,261
             Domtar, Inc.        Canada           455,490    5,512
             Norske
              Skogindustrier     Norway           684,860   14,813
             Stora Enso OYJ --
              Class R            Finland          658,140   10,082
             UPM-Kymmene
              OYJ                Finland          394,760    8,778
                                                           -------
                 Total                                     105,675
                                                           -------

             Foreign Common                      Shares/     Value
             Stocks (96.0%)        Country        $ Par    $ (000's)
             -------------------------------------------------------

             Telecommunication Services (9.0%)
             BCE, Inc.          Canada             430,910   10,401
             KT Corp., ADR      South Korea        385,100    8,399
             Nippon Telegraph
              & Telephone
              Corp.             Japan                1,930    8,664
             Portugal Telecom
              SA                Portugal           632,670    7,826
             SK Telecom, Ltd.,
              ADR               South Korea        322,890    7,184
             Telefonica SA,
              ADR               Spain              251,528   14,212
             Telefonos de
              Mexico SA,
              ADR               Mexico             257,344    9,861
             Telenor ASA        Norway           1,208,610   10,975
             Vodafone Group
              PLC               United Kingdom   3,802,400   10,312
                                                            -------
                 Total                                       87,834
                                                            -------

             Utilities (7.0%)
             E.On AG            Germany            146,700   13,372
             Endesa SA          Spain              211,210    4,964
             Hong Kong
              Electric
              Holdings, Ltd.    Hong Kong        1,549,500    7,077
             Iberdrola SA       Spain              387,080    9,839
             Korea Electric
              Power Corp.       South Korea        224,850    5,832
             National Grid
              Transco PLC       United Kingdom   1,093,990   10,418
             Suez SA            France             646,510   17,241
                                                            -------
                 Total                                       68,743
                                                            -------

                 Total Foreign Common Stocks
                  (Cost: $713,861)                          941,318
                                                            -------

             Money Market Investments (3.9%)
             -------------------------------------------------------

             Autos (1.0%)
             Daimler Chrysler
              Auto,
              2.25%, 1/12/05    United States   10,000,000    9,993
                                                            -------
                 Total                                        9,993
                                                            -------

             Finance Services (1.9%)
             Ciesco LLC,
              2.20%, 1/3/05     United States    8,500,000    8,499
             Citicorp,
              2.27%, 1/20/05    United States   10,000,000    9,988
                                                            -------
                 Total                                       18,487
                                                            -------

Franklin Templeton International Equity Portfolio

 Franklin Templeton International Equity Portfolio



            Money Market                               Shares/     Value
            Investments (3.9%)          Country         $ Par    $ (000's)
            --------------------------------------------------------------

            Short Term Business Credit (1.0%)
            Sheffield
             Receivables, 2.23%,
             1/4/05                  United States    10,000,000    9,998
                                                                  -------
                Total                                               9,998
                                                                  -------

                Total Money Market Investments
                 (Cost: $38,478)                                   38,478
                                                                  -------

                Total Investments (99.9%)
                 (Cost $752,339)(a)                               979,796
                                                                  -------

                Other Assets, Less Liabilities (0.1%)               1,181
                                                                  -------

                Total Net Assets (100.0%)                         980,977
                                                                  -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $754,397 and the net unrealized appreciation of investments based on that cost was $225,399 which is comprised of $242,967 aggregate gross unrealized appreciation and $17,568 aggregate gross unrealized depreciation.

 Investment Percentage by Country:

                             United Kingdom  21.3%
                             Japan            9.8%
                             France           8.1%
                             Germany          6.3%
                             Netherlands      5.6%
                             Spain            5.4%
                             Other           43.5%
                                            ------
                                 Total      100.0%
                                            ------

    The Accompanying Notes are an Integral Part of the Financial Statements

                              Franklin Templeton International Equity Portfolio

 AllianceBernstein Mid Cap Value Portfolio

--------------------------------------------------------------------------------

Objective:                              Portfolio Strategy:                                    Net Assets:
Long-term growth of capital and current Invest primarily in the equity securities of mid-sized $72 million
income.                                 companies that are believed to be undervalued.

The primary investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term capital growth. The portfolio invests primarily in a diversified portfolio of equities of mid-sized companies that are believed to be undervalued. The portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting investments, management uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

2004 was another great year for small- and mid-cap stocks, and for the sixth consecutive year, the Russell 2500 Index beat the broad market, as represented by the Standard & Poor's (S&P) 500 Stock Index. For the year, the Portfolio returned 18.67%, slightly outperforming its style-neutral benchmark, the Russell 2500 Index, which returned 18.29%, but modestly trailing the value benchmark, the Russell 2500 Value Index, which returned 21.58% during the same period. Within the small- and mid-cap universe, larger stocks are now much cheaper than smaller stocks, and the Portfolio's management team has positioned the Portfolio to take advantage of this valuation disparity.

The Portfolio outperformed its benchmark, the Russell 2500 Index, returning 18.67% versus 18.29% for the benchmark during the twelve months ended December 31, 2004. Both sector selection and stock selection contributed to our premium during 2004. Strong stock selection in the producer durables, materials and processing and consumer staples sectors offset negative stock selection positions in the financial services, consumer discretionary and autos & transportation sectors. An underweighted position in the technology sector, in addition to an overweighted position in the materials and processing sector, also contributed to the Portfolio's premium. Notable contributors for the year included Terex, PacifiCare Health Systems, Texas Industries, Andrew and FMC. Detractors during the annual period included Vishay Intertechnology, Group 1 Automotive, American Axle & Manufacturing, Dana Corp. and Universal Health.

With no major controversy creating anxiety today, there are few sizeable value themes and the value opportunity, as we measure it, is smaller than usual. Our research continues to identify, however, some pockets of opportunity. We remain convinced that among small companies, larger is cheaper. After a period of extraordinary outperformance, the smallest companies in the Russell 2500 Index are still posting losses collectively, while the largest are selling at just 22 times trailing earnings. Moreover, the larger the company, the cheaper it gets. The discount of larger-cap stocks within the group is all the more striking because over the long-term, the largest small-cap companies have delivered higher returns on both equity and investment, with lower volatility. Looking at sectors, we continue to maintain a pro-cyclical investment stance, although the character is shifting somewhat. Overweighted positions in commodities and capital equipment have been pared as stocks have appreciated. That capital has been recycled into consumer stocks as anxiety about consumer spending has created some relative bargains. We have also been investing in business services as we feel that there are companies with attractive valuations that are likely to enjoy improved results with an eventual rebound in white collar employment that accompanies every economic recovery.


                                    [CHART]

                              Relative Performance

            AllianceBernstein Mid
             Cap Value Portfolio       Russell 2500 Index
            ----------------------     ------------------
 5/03             10,000                     10,000
12/03             13,316                     13,941
12/04             15,801                     16,491


                        Average Annual Total Return
                      For Periods Ended December 31, 2004
                                                              Since
                                                 1 Year     Inception#
AllianceBernstein Mid Cap Value Portfolio        18.67%        31.55%
Russell 2500 Index                               18.29%        34.96%
Mid Cap Value Funds Lipper Average               19.03%           -

#inception date of 5/1/03, returns not annualized

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable US equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $4.4 billion; the median market capitalization was approximately $822.4 million. Market capitalization of companies in the Index ranged from $317.8 billion to $175.8 million. The index is unmanaged and cannot be invested in directly and does not include administrative expenses or sales charges.

The Russell 2500 Index represents approximately 16% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of companies in the Russell 2500 was approximately $992.9 million; the median market capitalization was approximately $640 million. The largest company in the Index had an approximate market capitalization of $4.0 billion.

The Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value,compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Investing in medium company stocks involves a greater degree of risk than investing in large company stocks.

AllianceBernstein Mid Cap Value Portfolio

 AllianceBernstein Mid Cap Value Portfolio


--------------------------------------------------------------------------------

                                    [CHART]

Top 10 Equity Holdings 12/31/04

Company                                       % of Total Net Assets
URS Corp.                                              2.1%
A.G. Edwards                                           1.9%
Constellation Brands, Inc. - Class A                   1.9%
Radian Group, Inc.                                     1.8%
Borders Group, Inc.                                    1.8%
Jones Apparel Group, Inc.                              1.8%
ArvinMeritor, Inc.                                     1.7%
MAF Bancorp, Inc.                                      1.6%
Universal Corp.                                        1.6%
PacifiCare Health Systems, Inc.                        1.6%





                                    [CHART]

                           Sector Allocation 12/31/04

                       Consumer Discretionary ....... 22%
                       Financials ................... 20%
                       Industrials .................. 17%
                       Information Technology .......  9%
                       Materials ....................  9%
                       Consumer Staples .............  7%
                       Short-Term Investments .......  6%
                       Health Care ..................  4%
                       Utilities ....................  4%
                       Energy .......................  2%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,118.30       $4.66
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,020.43       $4.44
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                      AllianceBernstein Mid Cap Value Portfolio

 AllianceBernstein Mid Cap Value Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                   Shares/   Value
            Common Stocks (94.1%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Consumer Discretionary (22.0%)
            American Axle & Manufacturing
             Holdings, Inc.                        32,500      996
            ArvinMeritor, Inc.                     53,800    1,204
            *AutoNation, Inc.                      47,900      920
            Beazer Homes USA, Inc.                  6,200      907
            Borders Group, Inc.                    50,300    1,278
            BorgWarner, Inc.                       14,400      780
            Dana Corp.                             51,700      896
            Federated Department Stores, Inc.       6,400      370
            Foot Locker, Inc.                       9,100      245
            *Group 1 Automotive, Inc.              34,900    1,099
            Jones Apparel Group, Inc.              34,800    1,273
            Liz Claiborne, Inc.                    27,400    1,157
            The Neiman Marcus Group, Inc. --
             Class A                               16,000    1,145
            *Office Depot, Inc.                    66,200    1,149
            *Payless ShoeSource, Inc.              82,800    1,018
            RadioShack Corp.                       22,200      730
            V. F. Corp.                            13,900      770
                                                            ------
                Total                                       15,937
                                                            ------

            Consumer Staples (7.2%)
            *BJ's Wholesale Club, Inc.             39,000    1,136
            *Constellation Brands, Inc. -- Class A 28,700    1,335
            Corn Products International, Inc.       9,100      487
            *Del Monte Foods Co.                   95,800    1,056
            Universal Corp.                        24,400    1,167
                                                            ------
                Total                                        5,181
                                                            ------

            Energy (2.3%)
            Pogo Producing Co.                     19,100      926
            *SEACOR Holdings, Inc.                 13,900      742
                                                            ------
                Total                                        1,668
                                                            ------

            Financials (20.3%)
            A.G. Edwards, Inc.                     31,600    1,366
            Astoria Financial Corp.                23,300      931
            Banknorth Group, Inc.                  12,000      439
            Central Pacific Financial Corp.        20,300      734
            Commercial Federal Corp.               34,000    1,010
            Fidelity National Financial, Inc.       6,300      288
            Hibernia Corp. -- Class A              35,000    1,033
            MAF Bancorp, Inc.                      26,500    1,188
            Old Republic International Corp.       40,400    1,022
            Popular, Inc.                          27,600      796
            Radian Group, Inc.                     24,200    1,288
            Sovereign Bancorp, Inc.                38,600      870
            StanCorp Financial Group, Inc.         13,000    1,073
            UnionBanCal Corp.                      12,000      774
            Washington Federal, Inc.               34,000      902
            Whitney Holding Corp.                  20,100      904
                                                            ------
                Total                                       14,618
                                                            ------

                                                 Shares/   Value
              Common Stocks (94.1%)               $ Par  $ (000's)
              ----------------------------------------------------

              Health Care (4.2%)
              Owens & Minor, Inc.                 41,050   1,156
              *PacifiCare Health Systems, Inc.    20,500   1,159
              Universal Health Services, Inc. --
               Class B                            16,000     712
                                                          ------
                  Total                                    3,027
                                                          ------

              Industrials (16.8%)
              Cooper Industries, Ltd. -- Class A  12,000     815
              Harsco Corp.                        14,200     792
              Hughes Supply, Inc.                 31,700   1,025
              *Moog, Inc. -- Class A              25,200   1,143
              Mueller Industries, Inc.            19,600     631
              PACCAR, Inc.                         9,750     785
              Parker-Hannifin Corp.               10,500     795
              Reliance Steel & Aluminum Co.       25,000     974
              *Terex Corp.                        12,600     600
              Textron, Inc.                       12,000     886
              *United Stationers, Inc.            24,700   1,141
              *URS Corp.                          46,200   1,482
              USF Corp.                           27,000   1,025
                                                          ------
                  Total                                   12,094
                                                          ------

              Information Technology (8.8%)
              *ADC Telecommunications, Inc.      235,000     630
              *Andrew Corp.                       79,900   1,089
              Anixter International, Inc.         25,900     932
              IKON Office Solutions, Inc.         89,100   1,030
              *Tech Data Corp.                    18,000     817
              *Tellabs, Inc.                      70,000     601
              *Vishay Intertechnology, Inc.       60,400     907
              *Western Digital Corp.              31,700     344
                                                          ------
                  Total                                    6,350
                                                          ------

              Materials (8.9%)
              Albemarle Corp.                     27,500   1,065
              Ball Corp.                          19,200     844
              Crompton Corp.                      35,000     413
              Cytec Industries, Inc.              21,300   1,096
              MeadWestvaco Corp.                  18,000     610
              Silgan Holdings, Inc.               11,700     713
              Texas Industries, Inc.              14,900     929
              United States Steel Corp.           14,500     743
                                                          ------
                  Total                                    6,413
                                                          ------

              Utilities (3.6%)
              Northeast Utilities                 32,800     618
              PNM Resources, Inc.                 22,800     577
              Puget Energy, Inc.                  43,700   1,079
              WPS Resources Corp.                  6,100     305
                                                          ------
                  Total                                    2,579
                                                          ------

                  Total Common Stocks
                   (Cost: $53,566)                        67,867
                                                          ------

AllianceBernstein Mid Cap Value Portfolio

 AllianceBernstein Mid Cap Value Portfolio


                                                  Shares/     Value
              Money Market Investments (5.7%)      $ Par    $ (000's)
              -------------------------------------------------------

              Federal Government & Agencies (5.7%)
               Federal Home Loan Bank,
                2.10%, 1/18/05                   4,100,000    4,096
                                                             ------

                  Total Money Market Investments
                   (Cost: $4,096)                             4,096
                                                             ------

                  Total Investments (99.8%)
                    (Cost $57,662)(a)                        71,963
                                                             ------

                  Other Assets, Less Liabilities (0.2%)         168
                                                             ------

                  Total Net Assets (100.0%)                  72,131
                                                             ------

* Non-Income Producing

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $57,668 and the net unrealized appreciation of investments based on that cost was $14,295 which is comprised of $14,710 aggregate gross unrealized appreciation and $415 aggregate gross unrealized depreciation.
    The Accompanying Notes are an Integral Part of the Financial Statements

                                      AllianceBernstein Mid Cap Value Portfolio

 Index 400 Stock Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                                  Net Assets:
Long-term capital appreciation through Invest in a portfolio designed to approximate the    $427 million
cost-effective participation in broad  composition and returns of the S&P MidCap 400 Index.
market performance

The Index 400 Stock Portfolio seeks investment results that approximate the performance of the Standard & Poor's MidCap 400 Composite Stock Price Index by investing in stocks included in the S&P MidCap 400 Index, which is composed of 400 common stocks. The S&P MidCap 400 Index does not include the very large issues that account for most of the weighting in the S&P 500(R) Index. Most of the companies in the S&P MidCap 400 Index have a market value in the range of $750 million to $5 billion. The Portfolio's strategy is to capture mid-cap market performance by investing in a portfolio modeled after a mid-cap stock index. The Portfolio invests in stocks included in the S&P MidCap 400 Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Index 400 Stock Portfolio is not managed in the traditional sense using economic, financial and market analysis. A computer program is used to determine which stocks are to be purchased or sold to achieve the Portfolio's objective. Therefore, the Portfolio remains neutral relative to the benchmark in terms of economic sectors, market capitalization and growth and value styles of investing. The Portfolio will, to the extent feasible, remain full invested, and cash flows are invested promptly to attempt to minimize their impact on returns. The Portfolio may purchase Index futures contracts in amounts approximating the cash held in the Index.

For the year ended December 31, 2004, the Index 400 Stock Portfolio had a return of 16.26%, slightly behind the return on the S&P MidCap 400 Index of 16.49%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the S&P 400 MidCap Index due to transaction costs, administrative expenses, cash flow effects and holdings of stock index futures contracts. The average return for the Portfolio's peer group, Mid-Cap Core Funds, was 16.47% for the year ended December 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. However, the Mid-Cap Core Funds peer group is not strictly comparable to the Index 400 Stock Portfolio because many of the portfolios in the group are actively managed.

Following a spectacular year for stocks in 2003, the U.S. stock market experienced very nice gains again for the year ended December 31, 2004. The S&P 500 Index posted a gain of 10.88%. The higher risk segments of the market posted even larger gains: the S&P SmallCap 600 Index gained 22.65% and the S&P MidCap 400 Index gained 16.49% for the year. The majority of the gains in 2004, however, came in the fourth quarter alone. Earlier in the year the stock market languished, as a number of economic concerns dampened investors' spirits. A combination of rising oil prices, a weakening dollar, rising interest rates, the Iraqi war, and the upcoming presidential election put a drag on the economy and the market. But in the fourth quarter, especially following the November elections, the market experienced a dramatic turnaround. A significant drop in oil prices beginning in October also served as a catalyst for the change, and the gains made during the fourth quarter accounted for most of the gain for the year. The fourth quarter alone accounted for 9.23% of the S&P 500 Index's 2004 annual gain of 10.88%. For the S&P MidCap 400 Index, the fourth quarter accounted for 12.16% of its 2004 annual gain of 16.49%.

The 400 stocks in the MidCap 400 Index are divided into ten industry sectors. For the year ended December 31, 2004, all but one of the sectors showed substantial gains. The strongest sectors were Energy (up 31.82%), Materials (up 28.14%), Consumer Staples (up 20.74%), Consumer Discretionary (up 18.38%) and Industrials (up 18.15%). Energy was the top performing sector for the year, benefiting from a dramatic rise in oil prices through much of 2004. However, oil prices dropped substantially beginning in October and the sector turned in poor performance for the fourth quarter. Other sectors that performed well were Financials (up 17.04%), Health Care (up 14.94%), Utilities (up 14.39%) and Telecommunications Services (up 13.31%). The only sector with negative performance for the year was Information Technology (down -3.70%). The sector was hit hard earlier in 2004 as investors turned more defensive, but Info Tech stocks had a very nice gain in the fourth quarter as the market rallied and investors were willing to take on more risk.

The Portfolio seeks to track the performance and weightings of stocks in the S&P MidCap 400 Index. Accordingly, changes are made to the Portfolios' holdings as the Index changes. Such changes occur as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor's adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. There were 25 additions to the Index during 2004. Those added in the fourth quarter were Advance Auto Parts, Crane Co., Deluxe Corp., Steel Dynamics, Worthington Industries, Weingarten Realty CBI, Techne Corp. and VCA Antech. There were also 25 companies eliminated from the Index during the year. Those eliminated during the fourth quarter were XTO Energy, Six Flags, Quantum Corp., Superior Industries, Compass Bancshares, L-3 Communications, Advanced Fibre Communications and IMC Global.

Index 400 Stock Portfolio

 Index 400 Stock Portfolio


--------------------------------------------------------------------------------



                                    [CHART]

                              Relative Performance

                 Index 400             S&P MidCap
              Stock Portfolio          400 index
              ---------------         ----------
 4/99             10,000                10,000
12/99             11,283                11,356
12/00             13,225                13,344
12/01             13,138                13,264
12/02             11,228                11,340
12/03             15,159                15,376
12/04             17,625                17,914


                     Average Annual Total Return
                  For Periods Ended December 31, 2004

                                                           Since
                                   1 Year    5 Years     Inception*
Index 400 Stock Portfolio          16.26%     9.33%        10.51%
S&P MidCap 400 Index               16.49%     9.54%        10.83%
Mid Cap Core Funds Lipper Average  16.47%      9.51%          -

*inception date of 4/30/99

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2004, the 400 companies in the composite had a median market capitalization of $2.4 billion and a total market value of $1.1 trillion. The MidCap 400 represents approximately 5.8% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Mid Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

"Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/04

Company                                             % of Total Net Assets
D.R. Horton, Inc.                                             0.8%
The Washington Post Co. - Class B                             0.8%
Lennar Corp. - Class A                                        0.7%
Harman International Industries, Inc.                         0.7%
Fidelity National Financial, Inc.                             0.7%
Murphy Oil Corp.                                              0.6%
Legg Mason, Inc.                                              0.6%
Lyondell Chemical Co.                                         0.6%
Weatherford International, Ltd.                               0.6%
Tyson Foods, Inc. - Class A                                   0.5%




                                    [CHART]

                           Sector Allocation 12/31/04

               Consumer Discretionary ....................... 18%
               Financials ................................... 17%
               Information Technology ....................... 13%
               Industrials .................................. 11%
               Health Care .................................. 10%
               Telecommunications & Other Holdings .......... 10%
               Energy .......................................  6%
               Utilities ....................................  5%
               Consumer Staples .............................  4%



Sector Allocation is based on equities.
Sector Allocation and Top 10 Holdings are subject to change.

                                                      Index 400 Stock Portfolio

 Index 400 Stock Portfolio


--------------------------------------------------------------------------------

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,097.50       $1.39
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,023.51       $1.34
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.26%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Index 400 Stock Portfolio

 Index 400 Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                   Shares/   Value
           Common Stocks (90.3%)                    $ Par  $ (000's)
           ---------------------------------------------------------

           Consumer Discretionary (17.6%)
           *99 Cents Only Stores                    24,833     401
           Abercrombie & Fitch Co. -- Class A       33,800   1,587
           *Advance Auto Parts, Inc.                26,700   1,166
           *Aeropostale, Inc.                       19,900     586
           American Eagle Outfitters, Inc.          26,350   1,241
           American Greetings Corp. -- Class A      24,500     621
           *AnnTaylor Stores Corp.                  25,150     541
           Applebee's International, Inc.           28,900     764
           ArvinMeritor, Inc.                       24,750     554
           Bandag, Inc.                              6,900     344
           *Barnes & Noble, Inc.                    25,000     807
           Belo Corp. -- Class A                    41,000   1,076
           Blyth, Inc.                              14,600     432
           Bob Evans Farms, Inc.                    12,600     329
           Borders Group, Inc.                      26,800     681
           BorgWarner, Inc.                         20,100   1,089
           Boyd Gaming Corp.                        31,100   1,295
           *Brinker International, Inc.             30,850   1,082
           *Caesars Entertainment, Inc.            111,800   2,252
           Callaway Golf Co.                        27,200     367
           *CarMax, Inc.                            37,200   1,155
           Catalina Marketing Corp.                 18,700     554
           CBRL Group, Inc.                         17,200     720
           *The Cheesecake Factory, Inc.            27,750     901
           *Chico's FAS, Inc.                       31,900   1,452
           Claire's Stores, Inc.                    35,300     750
           D.R. Horton, Inc.                        83,250   3,357
           *Dollar Tree Stores, Inc.                40,400   1,159
           *Emmis Communications Corp. -- Class A   20,100     386
           *Entercom Communications Corp. --
            Class A                                 17,800     639
           Foot Locker, Inc.                        55,600   1,497
           Furniture Brands International, Inc.     18,900     473
           Gentex Corp.                             27,700   1,025
           GTECH Holdings Corp.                     41,400   1,074
           Harman International Industries, Inc.    23,900   3,035
           Harte-Hanks, Inc.                        30,450     791
           *Hovnanian Enterprises, Inc. -- Class A  21,800   1,080
           International Speedway Corp. -- Class A  19,000   1,003
           *Krispy Kreme Doughnuts, Inc.            22,000     277
           Lear Corp.                               24,000   1,464
           Lee Enterprises, Inc.                    16,100     742
           Lennar Corp. -- Class A                  55,700   3,157
           Mandalay Resort Group                    24,100   1,697
           Media General, Inc. -- Class A            8,500     551
           Michaels Stores, Inc.                    48,400   1,451
           Modine Manufacturing Co.                 12,300     415
           *Mohawk Industries, Inc.                 23,800   2,172
           The Neiman Marcus Group, Inc. --
            Class A                                 17,400   1,245
           *O'Reilly Automotive, Inc.               19,700     887
           Outback Steakhouse, Inc.                 26,300   1,204
           *Pacific Sunwear of California, Inc.     26,500     590

                                                    Shares/   Value
           Common Stocks (90.3%)                     $ Par  $ (000's)
           ----------------------------------------------------------

           Consumer Discretionary continued
           *Payless ShoeSource, Inc.                 24,342     299
           PETsMART, Inc.                            51,800   1,840
           Pier 1 Imports, Inc.                      30,700     605
           The Reader's Digest Association, Inc. --
            Class A                                  35,500     494
           Regis Corp.                               15,800     729
           *Rent-A-Center, Inc.                      27,100     718
           Ross Stores, Inc.                         52,700   1,521
           Ruby Tuesday, Inc.                        23,200     605
           Ryland Group, Inc.                        17,000     978
           Saks, Inc.                                49,800     723
           *Scholastic Corp.                         14,200     525
           Thor Industries, Inc.                     20,300     752
           *The Timberland Co. -- Class A            12,300     771
           *Toll Brothers, Inc.                      26,700   1,832
           Tupperware Corp.                          20,900     433
           *Urban Outfitters, Inc.                   28,900   1,283
           *Valassis Communications, Inc.            18,300     641
           The Washington Post Co. -- Class B         3,400   3,343
           *Westwood One, Inc.                       34,300     924
           *Williams-Sonoma, Inc.                    41,600   1,458
                                                             ------
               Total                                         74,592
                                                             ------

           Consumer Staples (4.1%)
           *BJ's Wholesale Club, Inc.                24,800     722
           Church & Dwight Co., Inc.                 22,250     748
           *Constellation Brands, Inc. -- Class A    38,500   1,791
           *Dean Foods Co.                           53,214   1,753
           *Energizer Holdings, Inc.                 27,800   1,381
           Hormel Foods Corp.                        49,500   1,552
           The J.M. Smucker Co.                      20,796     979
           Lancaster Colony Corp.                    12,500     536
           PepsiAmericas, Inc.                       49,400   1,049
           Ruddick Corp.                             16,700     362
           *Smithfield Foods, Inc.                   39,600   1,172
           Tootsie Roll Industries, Inc.             18,654     646
           Tyson Foods, Inc. -- Class A             126,040   2,320
           Universal Corp.                            9,100     435
           Whole Foods Market, Inc.                  22,200   2,117
                                                             ------
               Total                                         17,563
                                                             ------

           Energy (6.1%)
           *Cooper Cameron Corp.                     19,600   1,055
           ENSCO International, Inc.                 53,900   1,711
           *FMC Technologies, Inc.                   24,369     785
           *Forest Oil Corp.                         21,200     672
           *Grant Prideco, Inc.                      44,100     884
           *Hanover Compressor Co.                   27,900     394
           Helmerich & Payne, Inc.                   18,000     613
           Murphy Oil Corp.                          32,800   2,640
           *National-Oilwell, Inc.                   30,700   1,083
           *Newfield Exploration Co.                 22,200   1,311
           Noble Energy, Inc.                        21,000   1,295
           Overseas Shipholding Group, Inc.          14,100     778
           Patterson-UTI Energy, Inc.                59,800   1,163

                                                      Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                   Shares/   Value
            Common Stocks (90.3%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Energy continued
            Pioneer Natural Resources Co.          52,100    1,829
            *Plains Exploration and Production Co. 27,500      715
            Pogo Producing Co.                     23,000    1,115
            *Pride International, Inc.             48,600      998
            *Smith International, Inc.             37,400    2,035
            Tidewater, Inc.                        21,600      769
            *Varco International, Inc.             34,962    1,019
            *Weatherford International, Ltd.       48,500    2,488
            Western Gas Resources, Inc.            26,400      772
                                                            ------
                Total                                       26,124
                                                            ------

            Financials (16.7%)
            A.G. Edwards, Inc.                     27,300    1,180
            *Allmerica Financial Corp.             19,000      624
            AMB Property Corp.                     29,600    1,196
            American Financial Group, Inc.         26,300      823
            *AmeriCredit Corp.                     55,400    1,355
            AmerUs Group, Co.                      14,000      634
            Arthur J. Gallagher & Co.              33,000    1,073
            Associated Banc-Corp.                  46,263    1,536
            Astoria Financial Corp.                26,600    1,063
            Bank of Hawaii Corp.                   18,900      959
            Banknorth Group, Inc.                  62,800    2,297
            Brown & Brown, Inc.                    24,700    1,076
            City National Corp.                    17,600    1,243
            The Colonial BancGroup, Inc.           47,700    1,013
            Commerce Bancorp, Inc.                 28,300    1,823
            Cullen/Frost Bankers, Inc.             18,600      904
            Developers Diversified Realty Corp.    38,500    1,708
            Eaton Vance Corp.                      24,000    1,252
            Everest Re Group, Ltd.                 20,000    1,791
            Fidelity National Financial, Inc.      62,315    2,845
            The First American Corp.               32,000    1,124
            FirstMerit Corp.                       30,100      858
            GATX Corp.                             17,600      520
            Greater Bay Bancorp                    18,200      507
            HCC Insurance Holdings, Inc.           24,200      802
            Hibernia Corp. -- Class A              55,400    1,635
            Highwoods Properties, Inc.             19,100      529
            Horace Mann Educators Corp.            15,300      292
            Hospitality Properties Trust           24,000    1,104
            Independence Community Bank Corp.      30,200    1,286
            IndyMac Bancorp, Inc.                  22,100      761
            Investors Financial Services Corp.     23,700    1,185
            Jefferies Group, Inc.                  20,400      822
            *LaBranche & Co., Inc.                 21,400      192
            Legg Mason, Inc.                       35,950    2,633
            Leucadia National Corp.                25,600    1,779
            Liberty Property Trust                 30,600    1,322
            Mack-Cali Realty Corp.                 21,700      999
            Mercantile Bankshares Corp.            28,300    1,477
            MoneyGram International, Inc.          31,600      668
            New Plan Excel Realty Trust, Inc.      36,600      991
            New York Community Bancorp, Inc.       94,621    1,946
            *Ohio Casualty Corp.                   22,100      513
            Old Republic International Corp.       65,100    1,647
            The PMI Group, Inc.                    34,000    1,420

                                                     Shares/   Value
          Common Stocks (90.3%)                       $ Par  $ (000's)
          ------------------------------------------------------------

          Financials continued
          Protective Life Corp.                       24,800   1,059
          Radian Group, Inc.                          32,800   1,746
          Raymond James Financial, Inc.               26,350     816
          Rayonier, Inc.                              17,811     871
          SEI Investments Co.                         36,600   1,535
          *Silicon Valley Bancshares                  12,800     574
          StanCorp Financial Group, Inc.              10,100     833
          TCF Financial Corp.                         49,500   1,591
          United Dominion Realty Trust, Inc.          47,300   1,173
          Unitrin, Inc.                               24,500   1,114
          W.R. Berkley Corp.                          30,000   1,415
          Waddell & Reed Financial, Inc. --
           Class A                                    29,500     705
          Washington Federal, Inc.                    28,150     747
          Webster Financial Corp.                     18,900     957
          Weingarten Realty Investments               31,700   1,271
          Westamerica Bancorporation                  11,400     665
          Wilmington Trust Corp.                      24,000     868
                                                              ------
              Total                                           71,347
                                                              ------

          Health Care (9.7%)
          *Apria Healthcare Group, Inc.               17,300     570
          *Barr Pharmaceuticals, Inc.                 36,600   1,667
          Beckman Coulter, Inc.                       21,700   1,454
          *Cephalon, Inc.                             20,600   1,048
          *Charles River Laboratories International,
           Inc.                                       23,100   1,063
          *Community Health Systems, Inc.             31,100     867
          *Covance, Inc.                              22,300     864
          *Coventry Health Care, Inc.                 32,000   1,699
          *Cytyc Corp.                                39,900   1,100
          DENTSPLY International, Inc.                28,850   1,621
          *Edwards Lifesciences Corp.                 21,200     875
          *First Health Group Corp.                   32,800     614
          *Health Net, Inc.                           39,600   1,143
          *Henry Schein, Inc.                         15,400   1,072
          Hillenbrand Industries, Inc.                22,100   1,227
          *INAMED Corp.                               12,800     810
          *Invitrogen Corp.                           18,300   1,228
          *IVAX Corp.                                 89,531   1,416
          *LifePoint Hospitals, Inc.                  13,800     481
          *Lincare Holdings, Inc.                     35,800   1,527
          *Millennium Pharmaceuticals, Inc.          109,200   1,324
          Omnicare, Inc.                              37,200   1,288
          *PacifiCare Health Systems, Inc.            30,100   1,701
          *Par Pharmaceutical Companies, Inc.         12,100     501
          *Patterson Companies, Inc.                  49,000   2,125
          Perrigo Co.                                 25,800     446
          *Protein Design Labs, Inc.                  34,100     705
          *Renal Care Group, Inc.                     24,050     866
          *Sepracor, Inc.                             37,500   2,225
          *STERIS Corp.                               24,700     586
          *Techne Corp.                               14,700     572
          *Triad Hospitals, Inc.                      27,439   1,021
          Universal Health Services, Inc. -- Class B  20,800     926
          Valeant Pharmaceuticals International       30,000     791
          *Varian Medical Systems, Inc.               48,500   2,096
          *Varian, Inc.                               12,400     509

Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                   Shares/   Value
           Common Stocks (90.3%)                    $ Par  $ (000's)
           ---------------------------------------------------------

           Health Care continued
           *VCA Antech, Inc.                       29,300      574
           *Vertex Pharmaceuticals, Inc.           28,700      303
           *VISX, Inc.                             17,700      458
                                                            ------
               Total                                        41,363
                                                            ------

           Industrials (11.5%)
           Adesa, Inc.                             32,700      694
           *AGCO Corp.                             32,200      705
           *AirTran Holdings, Inc.                 30,600      327
           *Alaska Air Group, Inc.                  9,600      322
           Alexander & Baldwin, Inc.               15,200      645
           *Alliant Techsystems, Inc.              13,500      883
           AMETEK, Inc.                            24,500      874
           Banta Corp.                              8,900      398
           The Brink's Co.                         20,300      802
           C.H. Robinson Worldwide, Inc.           30,500    1,693
           *Career Education Corp.                 36,600    1,464
           Carlisle Companies, Inc.                11,100      721
           *ChoicePoint, Inc.                      31,700    1,458
           CNF, Inc.                               18,400      922
           *Copart, Inc.                           32,100      845
           *Corinthian Colleges, Inc.              32,300      609
           Crane Co.                               21,100      609
           Deluxe Corp.                            17,900      668
           *DeVry, Inc.                            25,100      436
           Donaldson Co., Inc.                     29,700      968
           *The Dun & Bradstreet Corp.             24,800    1,479
           *Dycom Industries, Inc.                 17,300      528
           *Education Management Corp.             26,200      865
           Expeditors International of Washington,
            Inc.                                   38,000    2,124
           Fastenal Co.                            27,100    1,668
           Federal Signal Corp.                    17,200      304
           *Flowserve Corp.                        19,700      543
           Graco, Inc.                             24,700      923
           Granite Construction, Inc.              14,900      396
           Harsco Corp.                            14,700      819
           Herman Miller, Inc.                     25,200      696
           HNI Corp.                               20,100      865
           Hubbell, Inc. -- Class B                21,700    1,135
           *ITT Educational Services, Inc.         16,400      780
           J.B. Hunt Transport Services, Inc.      29,000    1,301
           *Jacobs Engineering Group, Inc.         20,100      961
           *JetBlue Airways Corp.                  36,950      858
           Kelly Services, Inc. -- Class A         12,600      380
           Kennametal, Inc.                        13,600      677
           *Korn/Ferry International               13,900      288
           *Laureate Education, Inc.               17,219      759
           Manpower, Inc.                          32,200    1,555
           Nordson Corp.                           12,900      517
           Pentair, Inc.                           36,000    1,568
           Precision Castparts Corp.               23,500    1,543
           *Quanta Services, Inc.                  41,800      334
           Republic Services, Inc.                 53,800    1,805
           Rollins, Inc.                           16,350      430
           *Sequa Corp. -- Class A                  3,700      226
           *Sotheby's Holdings, Inc. -- Class A    22,700      412
           SPX Corp.                               26,800    1,074

                                                   Shares/   Value
           Common Stocks (90.3%)                    $ Par  $ (000's)
           ---------------------------------------------------------

           Industrials continued
           *Stericycle, Inc.                        16,100     740
           *Swift Transportation Co., Inc.          26,200     563
           Tecumseh Products Co. -- Class A          6,600     315
           Teleflex, Inc.                           14,400     748
           *Thomas & Betts Corp.                    21,100     649
           Trinity Industries, Inc.                 17,000     579
           *United Rentals, Inc.                    27,800     525
           Werner Enterprises, Inc.                 28,150     637
           York International Corp.                 14,800     511
                                                            ------
               Total                                        49,123
                                                            ------

           Information Technology (13.2%)
           *3Com Corp.                             135,500     565
           *Activision, Inc.                        49,650   1,002
           Acxiom Corp.                             30,800     810
           ADTRAN, Inc.                             27,300     523
           *Advent Software, Inc.                   11,600     238
           *Alliance Data Systems Corp.             29,200   1,386
           *Amphenol Corp. -- Class A               31,600   1,161
           *Arrow Electronics, Inc.                 41,400   1,006
           *Ascential Software Corp.                20,975     342
           *Atmel Corp.                            170,400     668
           *Avnet, Inc.                             43,000     784
           *Avocent Corp.                           17,800     721
           *The BISYS Group, Inc.                   42,900     706
           *Cabot Microelectronics Corp.             8,892     356
           *Cadence Design Systems, Inc.            96,500   1,333
           CDW Corp.                                29,700   1,971
           *Ceridian Corp.                          53,000     969
           Certegy, Inc.                            22,300     792
           *CheckFree Corp.                         31,000   1,180
           *Cognizant Technology Solutions
            Corp. -- Class A                        47,500   2,012
           *CommScope, Inc.                         19,400     367
           *Credence Systems Corp.                  34,000     311
           *Cree, Inc.                              26,400   1,058
           *CSG Systems International, Inc.         18,200     340
           *Cypress Semiconductor Corp.             44,900     527
           Diebold, Inc.                            25,500   1,421
           *DST Systems, Inc.                       29,900   1,558
           Fair Isaac Corp.                         25,100     921
           *Fairchild Semiconductor International,
            Inc.                                    42,700     694
           *Gartner, Inc.                           39,500     492
           Harris Corp.                             23,900   1,477
           Imation Corp.                            12,100     385
           *Integrated Circuit Systems, Inc.        25,100     525
           *Integrated Device Technology, Inc.      38,100     440
           *International Rectifier Corp.           23,800   1,061
           Intersil Corp. -- Class A                53,700     899
           Jack Henry & Associates, Inc.            32,300     643
           *Keane, Inc.                             22,100     325
           *KEMET Corp.                             30,900     277
           *Lam Research Corp.                      48,700   1,408
           *Lattice Semiconductor Corp.             40,500     231
           *LTX Corp.                               21,800     168
           *Macromedia, Inc.                        25,300     787
           *Macrovision Corp.                       17,800     458
           *McAfee, Inc.                            57,200   1,655

                                                      Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                    Shares/   Value
           Common Stocks (90.3%)                     $ Par  $ (000's)
           ----------------------------------------------------------

           Information Technology continued
           *McDATA Corp. -- Class A                 42,200      252
           *Mentor Graphics Corp.                   27,200      416
           *Micrel, Inc.                            32,200      355
           Microchip Technology, Inc.               73,612    1,962
           *MPS Group, Inc.                         36,600      449
           National Instruments Corp.               28,250      770
           *Newport Corp.                           15,300      216
           Plantronics, Inc.                        17,300      717
           *Plexus Corp.                            15,400      200
           *Polycom, Inc.                           35,000      816
           *Powerwave Technologies, Inc.            37,300      316
           *Retek, Inc.                             20,000      123
           The Reynolds and Reynolds Co. --
            Class A                                 23,100      612
           *RF Micro Devices, Inc.                  66,900      458
           *RSA Security, Inc.                      24,800      497
           *SanDisk Corp.                           58,200    1,453
           *Semtech Corp.                           26,400      577
           *Silicon Laboratories, Inc.              18,500      653
           *Storage Technology Corp.                38,000    1,201
           *Sybase, Inc.                            34,000      678
           *Synopsys, Inc.                          54,300    1,065
           *Tech Data Corp.                         20,700      940
           *The Titan Corp.                         30,200      489
           *Transaction Systems Architects, Inc. --
            Class A                                 13,400      266
           *TriQuint Semiconductor, Inc.            49,111      219
           *UTStarcom, Inc.                         40,800      904
           *Vishay Intertechnology, Inc.            59,287      890
           *Wind River Systems, Inc.                29,400      398
           *Zebra Technologies Corp. -- Class A     25,600    1,441
                                                             ------
               Total                                         56,286
                                                             ------

           Materials (4.8%)
           Airgas, Inc.                             26,800      710
           Albemarle Corp.                          14,900      577
           Arch Coal, Inc.                          22,300      793
           Bowater, Inc.                            19,900      875
           Cabot Corp.                              22,000      851
           Crompton Corp.                           40,963      483
           Cytec Industries, Inc.                   14,200      730
           Ferro Corp.                              15,000      348
           *FMC Corp.                               13,200      638
           Longview Fibre Co.                       18,200      330
           The Lubrizol Corp.                       23,800      877
           Lyondell Chemical Co.                    86,300    2,495
           Martin Marietta Materials, Inc.          17,100      918
           Minerals Technologies, Inc.               7,300      487
           Olin Corp.                               25,100      553
           P.H. Glatfelter Co.                      15,700      240
           Packaging Corp. of America               38,200      900
           Peabody Energy Corp.                     23,100    1,869
           Potlatch Corp.                           10,600      536
           RPM International, Inc.                  41,500      816
           *The Scotts Co. -- Class A               11,700      860
           Sensient Technologies Corp.              16,700      401
           Sonoco Products Co.                      35,100    1,041
           Steel Dynamics, Inc.                     17,700      670

                                                  Shares/    Value
            Common Stocks (90.3%)                  $ Par   $ (000's)
            --------------------------------------------------------

            Materials continued
            The Valspar Corp.                       18,300      915
            Worthington Industries, Inc.            31,200      611
                                                            -------
                Total                                        20,524
                                                            -------

            Telecommunication Services (0.5%)
            *Cincinnati Bell, Inc.                  87,600      364
            Telephone and Data Systems, Inc.        20,500    1,577
                                                            -------
                Total                                         1,941
                                                            -------

            Utilities (6.1%)
            AGL Resources, Inc.                     26,800      891
            Alliant Energy Corp.                    41,200    1,178
            Aqua America, Inc.                      33,250      818
            *Aquila, Inc.                           86,300      318
            Black Hills Corp.                       11,600      356
            DPL, Inc.                               45,200    1,135
            Duquesne Light Holdings, Inc.           27,400      516
            Energy East Corp.                       52,400    1,398
            Equitable Resources, Inc.               21,900    1,328
            Great Plains Energy, Inc.               26,500      802
            Hawaiian Electric Industries, Inc.      28,800      840
            IDACORP, Inc.                           14,900      455
            MDU Resources Group, Inc.               42,200    1,126
            National Fuel Gas Co.                   29,500      836
            Northeast Utilities                     45,800      863
            NSTAR                                   19,000    1,031
            OGE Energy Corp.                        31,800      843
            ONEOK, Inc.                             36,900    1,049
            Pepco Holdings, Inc.                    67,100    1,431
            PNM Resources, Inc.                     21,550      545
            Puget Energy, Inc.                      35,600      879
            Questar Corp.                           30,100    1,535
            SCANA Corp.                             40,100    1,581
            *Sierra Pacific Resouces                41,881      440
            Vectren Corp.                           27,100      726
            Westar Energy, Inc.                     30,700      702
            WGL Holdings, Inc.                      17,400      537
            Wisconsin Energy Corp.                  41,800    1,409
            (b)WPS Resources Corp.                  13,300      664
                                                            -------
                Total                                        26,232
                                                            -------

                Total Common Stocks
                 (Cost: $306,971)                           385,095
                                                            -------

            Money Market Investments (9.6%)
            --------------------------------------------------------

            Federal Government & Agencies (2.6%)
            (b)Federal Home Loan Mortgage Corp.,
             2.42%, 3/22/05                      2,000,000    1,990
            (b)Federal National Mortgage Assoc.,
             1.05%, 1/3/05                       9,200,000    9,199
                                                            -------
                Total                                        11,189
                                                            -------

            Finance Services (4.2%)
            (b)Ciesco LP, 2.20%, 1/3/05          6,000,000    5,999
            (b)Citicorp, 2.27%, 1/20/05          6,000,000    5,993
            (b)Preferred Receivable Funding,
             2.28%, 1/13/05                      6,000,000    5,995
                                                            -------
                Total                                        17,987
                                                            -------

Index 400 Stock Portfolio

 Index 400 Stock Portfolio



                                                 Shares/    Value
            Money Market Investments (9.6%)       $ Par   $ (000's)
            -------------------------------------------------------

            Personal Credit Institutions (1.4%)
            (b)Rabobank Financial Corp.,
             2.17%, 1/4/05                      6,000,000    5,999
                                                           -------

                Total                                        5,999
                                                           -------

            Short Term Business Credit (1.4%)
            (b)Old Line Funding Corp.,
             2.25%, 1/13/05                     6,000,000    5,996
                                                           -------

                Total                                        5,996
                                                           -------

                Total Money Market Investments
                 (Cost: $41,171)                            41,171
                                                           -------

                Total Investments (99.9%)
                 (Cost $348,142)(a)                        426,266
                                                           -------

                Other Assets, Less Liabilities (0.1%)          561
                                                           -------

                Total Net Assets (100.0%)                  426,827
                                                           -------

* Non-Income Producing

(a) AtDecember 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $350,821 and the net unrealized appreciation of investments based on that cost was $75,445 which is comprised of $99,879 aggregate gross unrealized appreciation and $24,434 aggregate gross unrealized depreciation.

(b) Allor a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.


                                                       Unrealized
                                                      Appreciation/
                                 Number of Expiration Depreciation
            Issuer (000's)       Contracts    Date       (000's)
            -------------------------------------------------------
            S&P MidCap 400 Index
             Futures                124       3/05       $1,412
            (Total Notional Value at
             December 31, 2004, $39,839)

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                      Index 400 Stock Portfolio

 Janus Capital Appreciation Portfolio

--------------------------------------------------------------------------------

Objective:                  Portfolio Strategy:                                   Net Assets:
Long-term growth of capital Invest in equity securities selected for their growth $57 million potential.

The Janus Capital Appreciation Portfolio seeks long-term growth of capital through investments in the equities of companies selected for their growth potential; the main emphasis is on large-capitalization stocks. The Portfolio is managed using a "bottom-up" approach, which means that the holdings are selected by examining individual securities, rather than focusing on broad economic trends or industry sectors.

For the year ended December 31, 2004, the Janus Capital Appreciation Portfolio returned 19.67% while its benchmark, the S&P 500 Index, returned 10.88%. Among the reasons the Portfolio significantly outperformed the S&P 500 Index was our decision to maintain overweight positions in the healthcare and information technology sectors and the exceptionally strong results posted by a number of our picks in these two groups. Weaker areas of investment included industrials and telecommunications services, where select portfolio holdings experienced setbacks.

The Portfolio's impressive metrics can be credited to the quality and depth of the investment research performed by our analysts. Their work has given us the confidence to invest early and with conviction in some of our best ideas. In fact, our investments in strong performers such as Apple Computer, eBay and UnitedHealth Group, among others, are the result of long-term investment commitments.

Our investment in Apple Computer was the strongest contributor to performance during the period. Apple recently launched one of its most elegant products to date, the new G5 iMac. The early reviews have been overwhelmingly positive and we expect this to be an important product for the company. More importantly, Apple's wildly successful iPod music player continues to be the music-listening device of choice and sales continue to exceed most investors' expectations.

Another strong-performing position in the Portfolio was eBay. Its management team, the sheer financial power of its business model and the global proliferation of the "eBay economy" have all continued to impress us. The eBay trading platform is well on its way to enabling the buying and selling of products worldwide with a gross merchandise value (GMV) in excess of $34 billion dollars. Ebay's own revenues from those sales were in excess of $2.5 billion in 2004 and we expect both to grow rapidly again in 2005. To give you an idea of the velocity of trade on eBay, a car is sold every six minutes, a digital camera is sold every 14 minutes and a piece of jewelry every eight minutes. Today, over 430,000 people are making a living buying and selling on eBay. Finally, we continue to be impressed with eBay's entire management team and their ability to guide the company's explosive growth.

Investing in the managed care sector is not for the faint of heart; very few issues are as highly charged as healthcare. But, as consumers become increasingly responsible for the first dollars spent on their healthcare needs, it's clear to us that UnitedHealth Group is succeeding in the marketplace. The company's flexible plan designs, along with its increasing focus on making healthcare more affordable for larger and larger segments of the population, are a powerful financial combination. Janus' healthcare team continues to do an outstanding job monitoring medical and financial trends as well as anticipating the changes in this emotionally charged space. We continue to have the utmost confidence in Bill Maguire, Steve Hemsley and the entire UnitedHealth management team.

Not all of our investments have met our expectations. Drugmaker Forest Labs was a poor performer. While the stock will be faced with some issues over the next several quarters, including product competition and generic challenges to key drugs, we believe that the worst is priced into the stock and have maintained our stake for now.

Meanwhile, we liquidated our position in Nvidia, a stock that was among our biggest detractors. While we like the longer-term prospects for graphic-intensive semiconductor manufacturers, we feel that better opportunities lie elsewhere.

Janus Capital Appreciation Portfolio

 Janus Capital Appreciation Portfolio


--------------------------------------------------------------------------------


                                    [CHART]

                          Relative Performance

            Janus Capital Appreciation
                   Portfolio               S&P 500 Index
            --------------------------     -------------
 5/03               $10,000                   $10,000
12/03                11,990                    12,282
12/04                14,349                    13,618


                        Average Annual Total Return
                      For Periods Ended December 31, 2004
                                                          Since
                                               1 Year   Inception#
Janus Capital Appreciation Portfolio           19.67%     24.16%
S&P 500 Index                                  10.88%     13.97%
Large Cap Growth Funds Lipper Average           8.04%       -

#inception date of 5/1/03, returns not annualized


The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2004, the 500 companies in the composite had a median market capitalization of $10.6 billion and a total market value of $11.2 trillion. The S&P 500 represents approximately 60.2% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.


                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/04

Company                                        % of Total Net Assets
UnitedHealth Group, Inc.                                  8.6%
Genentech, Inc.                                           7.1%
Apple Computer, Inc.                                      5.7%
Electronic Arts, Inc.                                     5.5%
Aetna, Inc.                                               5.5%
eBay, Inc.                                                4.8%
NIKE, Inc. - Class B                                      4.4%
Bank of America Corp.                                     4.3%
Nextel Communications, Inc. - Class A                     3.6%
United Parcel Service, Inc. - Class B                     3.5%




                                     [CHART]

                           Sector Allocation 12/31/04

                       Health Care ................... 23%
                       Financials .................... 17%
                       Consumer Discretionary ........ 16%
                       Information Technology ........ 15%
                       Short-Term Investments ........ 12%
                       Industrials ...................  6%
                       Telecommunication Services ....  4%
                       Consumer Staples ..............  4%
                       Energy ........................  3%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

                                           Janus Capital Appreciation Portfolio

 Janus Capital Appreciation Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,135.10       $4.46
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,020.66       $4.22
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Capital Appreciation Portfolio

 Janus Capital Appreciation Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                   Shares/   Value
            Common Stocks (87.6%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Consumer Discretionary (15.5%)
            *Advance Auto Parts, Inc.              19,470      850
            *Amazon.com, Inc.                      21,485      952
            *eBay, Inc.                            23,365    2,717
            J. C. Penney Co., Inc.                  6,195      256
            *Kohl's Corp.                          27,550    1,355
            NIKE, Inc. -- Class B                  27,200    2,467
            Outback Steakhouse, Inc.                4,615      211
                                                            ------
                Total                                        8,808
                                                            ------

            Consumer Staples (4.3%)
            *Energizer Holdings, Inc.              19,815      985
            The Procter & Gamble Co.               26,125    1,439
                                                            ------
                Total                                        2,424
                                                            ------

            Energy (2.9%)
            Murphy Oil Corp.                       11,745      945
            Suncor Energy, Inc.                    19,865      703
                                                            ------
                Total                                        1,648
                                                            ------

            Financials (17.1%)
            The Allstate Corp                      23,395    1,210
            Bank of America Corp.                  51,895    2,438
            *Berkshire Hathaway, Inc. -- Class B      184      540
            The Goldman Sachs Group, Inc.          17,115    1,781
            SLM Corp.                              36,880    1,969
            Wells Fargo & Co.                      28,190    1,752
                                                            ------
                Total                                        9,690
                                                            ------

            Health Care (22.9%)
            Aetna, Inc.                            24,910    3,108
            *Forest Laboratories, Inc.              9,640      432
            *Genentech, Inc.                       74,040    4,031
            *Invitrogen Corp.                       7,845      527
            UnitedHealth Group, Inc.               55,565    4,891
                                                            ------
                Total                                       12,989
                                                            ------

            Industrials (5.9%)
            3M Co.                                 16,350    1,342
            United Parcel Service, Inc. -- Class B 23,530    2,011
                                                            ------
                Total                                        3,353
                                                            ------

                                                  Shares/    Value
           Common Stocks (87.6%)                   $ Par   $ (000's)
           ---------------------------------------------------------

           Information Technology (15.4%)
           *Apple Computer, Inc.                    50,060   3,224
           *Electronic Arts, Inc.                   50,930   3,141
           Texas Instruments, Inc.                  48,465   1,193
           *Yahoo!, Inc.                            30,730   1,158
                                                            ------
               Total                                         8,716
                                                            ------

           Telecommunication Services (3.6%)
           *Nextel Communications, Inc. --
            Class A                                 68,420   2,053
                                                            ------
               Total                                         2,053
                                                            ------
               Total Common Stocks
                (Cost: $35,061)                             49,681
                                                            ------

           Money Market Investments (12.0%)
           ---------------------------------------------------------

           Federal Government & Agencies (12.0%)
           Federal Home Loan Bank,
            2.10%, 1/18/05                       6,800,000   6,793
                                                            ------
               Total Money Market Investments
                (Cost: $6,793)                               6,793
                                                            ------
               Total Investments (99.6%)
                (Cost $41,854)(a)                           56,474
                                                            ------
               Other Assets, Less Liabilities (0.4%)           216
                                                            ------
               Total Net Assets (100.0%)                    56,690
                                                            ------

* Non-Income Producing

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $41,872 and the net unrealized appreciation of investments based on that cost was $14,602 which is comprised of $14,725 aggregate gross unrealized appreciation and $123 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                           Janus Capital Appreciation Portfolio

 Growth Stock Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                                     Net Assets:
Long-term appreciation of capital with Hold a diversified mix of high quality growth stocks of $687 million
moderate risk                          medium and large companies with above-average potential
                                       for earnings growth.

The Growth Stock Portfolio seeks long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary. The Portfolio's holdings will consist primarily of high quality growth stocks of medium and large companies. The Portfolio's strategy is to analyze economic trends to determine their impact on various sectors and industries and to select high quality stocks from industries with the best earnings potential. The Portfolio invests primarily in equity securities of well-established companies selected for their growth potential, with emphasis placed on high quality companies with strong financial characteristics. The investment process is initiated with an analysis of the economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position and financial characteristics are important variables used in the analysis.

For the year ended December 31, 2004, the Growth Stock Portfolio returned 6.67%, lagging the S&P 500 Index, which returned 10.88%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio's underperformance compared to the Index can be attributed primarily to two factors: overweight positions in the Information Technology and Health Care sectors, which registered small gains for the year, and the Portfolio's investment style, which is to invest in quality companies with consistent growth in earnings. That strategy emphasizes long-term growth of capital and is designed to capture the long-term potential outperformance of medium and large-cap stocks with reduced volatility. It is not uncommon, therefore, for the Portfolio to lag in a market led by riskier areas of the market, which was true in 2004, particularly in the fourth quarter. The average return for the Large-Cap Core Funds--the peer group in which Lipper places the Portfolio -- was 8.59% for the year ended December 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. The average return for the Large-Cap Growth Funds -- the peer group which the managers believe better suits the Portfolio's investment style -- was 8.04% for 2004, according to Lipper.

Following a spectacular year for stocks in 2003, the U.S. stock market experienced very nice gains again for the year ended December 31, 2004. The S&P 500 Index posted a gain of 10.88%. As the cyclical recovery continued in 2004, returns on large capitalization stocks lagged for the second year in a row, as investors sought higher returns in riskier segments of the market such as small-cap and international stocks.

Those segments posted even larger gains: the S&P SmallCap 600 Index gained 22.65% and the MSCI EAFE Index gained 20.70% for the year. The majority of the gains in all segments of the market, however, came in the fourth quarter alone. Earlier in the year the stock market languished, as a number of economic concerns dampened investors' spirits. A combination of rising oil prices, a weakening dollar, rising interest rates, the Iraqi war, and the upcoming presidential election put a drag on the economy and the market. But in the fourth quarter, especially following the November elections, the market experienced a dramatic turnaround. A significant drop in oil prices beginning in October also served as a catalyst for the change, and the gains made during the fourth quarter accounted for most of the gain for the year. The fourth quarter alone accounted for 9.23% of the S&P 500 Index's 2004 annual gain of 10.88%.

In the Growth Stock Portfolio, overweight positions in Information Technology and Health Care, as well as individual stock selections in those sectors, hurt performance in 2004. Cisco Systems Inc. (computer networking solutions) and Intel Corporation (semiconductors) both performed poorly; Health Care stocks Pfizer Inc. (pharmaceuticals and consumer products) and Eli Lilly & Co. (pharmaceuticals) put a drag on the Portfolio's return for the year, as the sector was affected by negative news on a number of prescription drugs. A lack of exposure to the Utilities sector, which was one of the highest performing sectors in 2004, also held down total return.

Positives for the Portfolio in 2004 included an overweight position in Consumer Discretionary stocks relative to the S&P 500. Target Corp. (general merchandise retailer), which is one of the Portfolio's top ten holdings, posted strong gains for the year. Individual stock selection in the Industrials and Energy sectors also added value. Energy was the strongest performing sector in 2004, and the Portfolio benefited from stock selection within this sector, particularly from its positions in EOG Resources, Inc. (natural gas and crude oil exploration) and Halliburton Holding Co. (engineering and construction service provider). Other individual securities that helped performance were Federal Express, Yahoo! Inc. and American Standard. Diversification within the Portfolio continued to increase during 2004, and the ten largest holdings represented 21.7% of the Portfolio's net asset value as of December 31, 2004, compared to 24.6% at the end of 2003.

Looking forward to 2005, quality, large capitalization stocks, which have lagged the market for the past two years, may be poised for an upturn. If large cap stocks return to favor, the Portfolio should be well positioned to take advantage of an environment that rewards quality.

Growth Stock Portfolio

 Growth Stock Portfolio


--------------------------------------------------------------------------------


                                    [CHART]

                         Relative Performance

             Growth Stock Portfolio  S&P 500 Index
             ----------------------  --------------
 5/94                $10,000           $10,000
12/94                 10,155            10,344
12/95                 13,285            14,226
12/96                 16,063            17,490
12/97                 20,858            23,322
12/98                 26,425            29,986
12/99                 32,369            36,294
12/00                 31,563            32,992
12/01                 27,077            29,072
12/02                 21,436            22,650
12/03                 25,497            29,144
12/04                 26,782            31,258


--------------------------------------------------------
               Average Annual Total Return
            For Periods Ended December 31, 2004

                         1 Year    5 Years     10 Years
--------------------------------------------------------
Growth Stock Portfolio    6.67%    -3.42%       10.35%
S&P 500 Index            10.88%    -2.30%       12.07%
Large Cap Core Funds
 Lipper Average           8.59%    -2.66%        9.90%
Large Cap Growth Funds
 Lipper Average           8.04%    -7.30%        9.47%
--------------------------------------------------------


The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2004, the 500 companies in the composite had a median market capitalization of $10.6 billion and a total market value of $11.2 trillion. The S&P 500 represents approximately 60.2% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

                                    [GRAPHIC]


Top 10 Equity Holdings 12/31/04

Company                                 % of Total Net Assets

General Electric Co.                          3.4%
Microsoft Corp.                               3.0%
American Standard Companies, Inc.             2.3%
FedEx Corp.                                   2.1%
Wells Fargo & Co.                             2.0%
Target Corp.                                  1.9%
Fortune Brands, Inc.                          1.8%
Cisco Systems, Inc.                           1.8%
Wal-Mart Stores, Inc.                         1.7%
Dell, Inc.                                    1.7%




                                     [CHART]

                           Sector Allocation 12/31/04

               Information Technology ....................... 22%
               Consumer Discretionary ....................... 18%
               Health Care .................................. 15%
               Financials ................................... 14%
               Industrials ..................................  9%
               Consumer Staples .............................  7%
               Energy .......................................  6%
               Short-Term Investments .......................  6%
               Materials ....................................  2%
               Telecommunication Services ...................  1%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

                                                         Growth Stock Portfolio

 Growth Stock Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,055.30       $2.22
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,022.68       $2.18
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Growth Stock Portfolio

 Growth Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                 Shares/   Value
              Common Stocks (94.0%)               $ Par  $ (000's)
              ----------------------------------------------------

              Consumer Discretionary (17.6%)
              *Bed Bath & Beyond, Inc.           116,900    4,656
              Best Buy Co., Inc.                  68,500    4,070
              Carnival Corp.                     126,000    7,261
              *Comcast Corp. -- Class A          121,084    4,030
              *eBay, Inc.                         41,100    4,779
              Fortune Brands, Inc.               156,700   12,094
              Harley-Davidson, Inc.               98,000    5,954
              J. C. Penney Co., Inc.             194,200    8,040
              *Kohl's Corp.                       92,300    4,538
              Lowe's Companies, Inc.              87,900    5,062
              McDonald's Corp.                   179,800    5,764
              The McGraw-Hill Companies, Inc.     84,900    7,772
              News Corp. -- Class A              279,600    5,217
              NIKE, Inc. -- Class B               74,200    6,729
              PETsMART, Inc.                     126,500    4,495
              Staples, Inc.                      197,900    6,671
              Target Corp.                       245,600   12,755
              *Time Warner, Inc.                 301,500    5,861
              Viacom, Inc. -- Class B            149,900    5,455
                                                          -------
                  Total                                   121,203
                                                          -------

              Consumer Staples (7.4%)
              Altria Group, Inc.                 152,400    9,312
              Anheuser-Busch Companies, Inc.      88,300    4,479
              Avon Products, Inc.                140,400    5,433
              PepsiCo, Inc.                      185,900    9,704
              The Procter & Gamble Co.            85,300    4,698
              Wal-Mart Stores, Inc.              224,700   11,870
              Walgreen Co.                       131,000    5,026
                                                          -------
                  Total                                    50,522
                                                          -------

              Energy (5.4%)
              ConocoPhillips                      73,708    6,400
              EOG Resources, Inc.                 97,700    6,972
              Exxon Mobil Corp.                  222,934   11,428
              Halliburton Co.                    162,900    6,392
              *Noble Corp.                       123,800    6,158
                                                          -------
                  Total                                    37,350
                                                          -------

              Financials (14.4%)
              American Express Co.               193,200   10,891
              American International Group, Inc. 119,900    7,874
              Capital One Financial Corp.         51,000    4,295
              Citigroup, Inc.                    207,100    9,978
              The Goldman Sachs Group, Inc.       58,700    6,107
              Legg Mason, Inc.                    50,600    3,707
              Lehman Brothers Holdings, Inc.      73,600    6,439
              Morgan Stanley                     126,500    7,023
              Principal Financial Group, Inc.    177,500    7,267
              Prudential Financial, Inc.         157,900    8,678
              U.S. Bancorp                       235,100    7,363
              Wachovia Corp.                     106,800    5,618
              Wells Fargo & Co.                  217,500   13,517
                                                          -------
                  Total                                    98,757
                                                          -------

                                                    Shares/   Value
          Common Stocks (94.0%)                      $ Par  $ (000's)
          -----------------------------------------------------------

          Health Care (14.6%)
          Abbott Laboratories                       153,800    7,175
          *Amgen, Inc.                              168,200   10,790
          *Boston Scientific Corp.                  138,200    4,913
          *Caremark Rx, Inc.                        159,100    6,273
          Eli Lilly and Co.                         105,700    5,998
          *Fisher Scientific International, Inc.     52,500    3,275
          *Genentech, Inc.                           90,500    4,927
          *Gilead Sciences, Inc.                    155,300    5,434
          Guidant Corp.                              21,500    1,550
          Johnson & Johnson                         182,400   11,567
          Medtronic, Inc.                           177,900    8,836
          Pfizer, Inc.                              350,150    9,416
          *St. Jude Medical, Inc.                   112,200    4,705
          Teva Pharmaceutical Industries, Ltd., ADR 206,800    6,175
          UnitedHealth Group, Inc.                   38,100    3,354
          *Zimmer Holdings, Inc.                     72,900    5,841
                                                             -------
              Total                                          100,229
                                                             -------

          Industrials (9.4%)
          *American Standard Companies, Inc.        378,300   15,631
          Caterpillar, Inc.                          42,100    4,105
          FedEx Corp.                               146,100   14,389
          General Electric Co.                      640,400   23,376
          Tyco International, Ltd.                  193,800    6,926
                                                             -------
              Total                                           64,427
                                                             -------

          Information Technology (21.7%)
          *Accenture Ltd. -- Class A                182,000    4,914
          *Affiliated Computer Services, Inc. --
           Class A                                  126,300    7,602
          Analog Devices, Inc.                      141,400    5,220
          *ASML Holding N.V.                        337,000    5,362
          *Broadcom Corp. -- Class A                 95,700    3,089
          *Cisco Systems, Inc.                      623,700   12,037
          *Dell, Inc.                               278,600   11,740
          First Data Corp.                          223,500    9,508
          *Fiserv, Inc.                             125,362    5,038
          *Google, Inc. -- Class A                   12,742    2,460
          Hewlett-Packard Co.                       215,800    4,525
          Intel Corp.                               375,200    8,776
          International Business Machines Corp.      94,500    9,316
          *Lexmark International, Inc. -- Class A    70,700    6,010
          Microsoft Corp.                           782,200   20,894
          National Semiconductor Corp.              232,900    4,181
          SAP AG, ADR                                78,900    3,488
          *Symantec Corp.                            97,200    2,504
          Taiwan Semiconductor Manufacturing
           Co., Ltd., ADR                           349,037    2,963
          *Telefonaktiebolget LM Ericsson, ADR      172,800    5,441
          Texas Instruments, Inc.                   154,100    3,794
          *VeriSign, Inc.                           127,200    4,264
          *Yahoo!, Inc.                             140,710    5,302
                                                             -------
              Total                                          148,428
                                                             -------

                                                         Growth Stock Portfolio

 Growth Stock Portfolio


                                                 Shares/     Value
            Common Stocks (94.0%)                 $ Par    $ (000's)
            --------------------------------------------------------

            Materials (2.4%)
            Alcoa, Inc.                            141,600    4,449
            PPG Industries, Inc.                    60,700    4,137
            Praxair, Inc.                          171,600    7,577
                                                            -------
                Total                                        16,163
                                                            -------

            Other Holdings (0.2%)
            *Nasdaq-100 Trust, Series 1             40,500    1,616
                                                            -------
                Total                                         1,616
                                                            -------

            Telecommunication Services (0.9%)
            Vodafone Group PLC, ADR                235,700    6,453
                                                            -------
                Total                                         6,453
                                                            -------

                Total Common Stocks
                 (Cost: $559,864)                           645,148
                                                            -------

            Money Market Investments (6.0%)
            --------------------------------------------------------

            Federal Government & Agencies (0.6%)
            Federal Home Loan Bank,
             2.42%, 3/22/05                      4,000,000    3,980
                                                            -------
                Total                                         3,980
                                                            -------

            Finance Lessors (2.8%)
            (b)Ranger Funding Co., LLC,
             2.34%, 1/13/05                     10,000,000    9,993
            (b)Windmill Funding Corp.,
             2.33%, 1/25/05                     10,000,000    9,984
                                                            -------
                Total                                        19,977
                                                            -------

            Personal Credit Institutions (1.5%)
            USAA Capital Corp., 2.28%, 1/13/05  10,000,000    9,992
                                                            -------
                Total                                         9,992
                                                            -------

                                                Shares/    Value
             Money Market Investments (6.0%)     $ Par   $ (000's)
             -----------------------------------------------------

             Short Term Business Credit (1.1%)
             CXC Inc., 2.20%, 1/3/05           7,500,000    7,499
                                                          -------
                 Total                                      7,499
                                                          -------

                 Total Money Market Investments
                  (Cost: $41,447)                          41,448
                                                          -------

                 Total Investments (100.0%)
                  (Cost $601,311)(a)                      686,596
                                                          -------

                 Other Assets, Less Liabilities (0.0%)        253
                                                          -------

                 Total Net Assets (100.0%)                686,849
                                                          -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $601,428 and the net unrealized appreciation of investments based on that cost was $85,168 which is comprised of $107,770 aggregate gross unrealized appreciation and $22,602 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                           Unrealized
                                                          Appreciation/
                                     Number of Expiration Depreciation
        Issuer (000's)               Contracts    Date       (000's)
        ---------------------------------------------------------------
        S&P 500 Index Futures           60        3/05        $503
        (Total Notional Value at
         December 31, 2004, $17,702)

    The Accompanying Notes are an Integral Part of the Financial Statements

Growth Stock Portfolio

 Large Cap Core Stock Portfolio


--------------------------------------------------------------------------------

Objective:                               Portfolio Strategy:                                          Net Assets:
Long-term growth of capital and income,  Actively manage a portfolio of equity securities with a goal $470 million consistent with moderate investment risk of exceeding the total return of the S&P 500 Index.

The Large Cap Core Stock Portfolio seeks long-term growth of capital and income. The Portfolio seeks to achieve these objectives primarily by investing in the equity securities of companies selected for their growth potential. The Portfolio's holdings will consist primarily of equity securities of large companies. The Portfolio's strategy is to actively manage a portfolio of selected equity securities with a goal of outperforming the total return of the S&P 500(R) Index. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Portfolio's manager may underweight or overweight selected economic sectors against the sector weightings of the S&P 500 Index to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500 Index.

For the year ended December 31, 2004, the Large Cap Core Stock Portfolio had a return of 8.16%, lagging the 10.88% return on the S&P 500 Index. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio's peer group, Large-Cap Core Funds, was 8.59% for the same time period, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. The Portfolio's underperformance relative to the Index resulted mainly from a lack of higher risk stocks, particularly in the Information Technology sector, at a time when investor's preference was for more speculative stocks than those that populate the Large Cap Core Stock Portfolio. Our investment approach, which emphasizes long-term growth of capital and income, is designed to capture the long-term potential outperformance of large cap stocks with reduced volatility. It is not uncommon, therefore, for the Portfolio to lag in a market led by speculative stocks, which was true particularly in the fourth quarter of 2004.

Following a spectacular year for stocks in 2003, the U.S. stock market experienced very nice gains again for the year ended December 31, 2004. The S&P 500 Index posted a gain of 10.88%. The higher risk segments of the market posted even larger gains: the S&P SmallCap 600 Index gained 22.65% and the S&P MidCap 400 Index gained 16.49% for the year. The majority of the gains in 2004, however, came in the fourth quarter alone. Earlier in the year the stock market languished, as a number of economic concerns dampened investors' spirits. A combination of rising oil prices, a weakening dollar, rising interest rates, the Iraqi war, and the upcoming presidential election put a drag on the economy and the market. But in the fourth quarter, especially following the November elections, the market experienced a dramatic turnaround. A significant drop in oil prices beginning in October also served as a catalyst for the change, and the gains made during the fourth quarter accounted for most of the gain for the year. The fourth quarter alone accounted for 9.23% of the S&P 500 Index's 2004 annual gain of 10.88%. The fourth quarter rally was even more pronounced in small and mid-cap stocks. The S&P SmallCap 600 Index gained 13.00% in the fourth quarter, while its gain for the year was 22.65%. And in the S&P MidCap 400 Index, the fourth quarter accounted for 12.16% of its annual gain of 16.49%.

The Portfolio's underperformance relative to the Index was primarily due to our position in the Information Technology sector. Early in 2004, the Portfolio was too aggressively positioned here. During the second quarter as the Technology sector rallied, we trimmed back some of our higher-beta holdings, which left the Portfolio defensively positioned -- overweight in business service stocks such as First Data Corp. and bellwethers such as IBM and Microsoft. Performance was hurt by this defensive positioning late in 2004 as the market returned to high beta, low capitalization stocks. We continue to be fairly defensively positioned here, focusing on technology companies with non-commodity products and steady earnings growth. Despite an overweight position in the Technology sector during the year, the Portfolio didn't own the riskier stocks that were the biggest gainers in 2004. The Portfolio's holdings in National Semiconductor Corp., Intel Corporation, and Cisco Systems Inc. (one of the Portfolio's top ten holdings) were all negative for the year.

Also putting a drag on the Portfolio's performance was an underweight position in the Industrials sector, which performed well during the year. In 2004, we underweighted Industrials because we believed this sector already had a premium valuation relative to the S&P 500 Index. We felt that earnings estimates may have gotten ahead of themselves, possibly setting some of these stocks up for a disappointment. Positions in the Industrials sector, however, were added throughout 2004, including increasing our existing holding in General Electric and initiating a position in Tyco International. Individual security selection in the Health Care sector detracted from the Portfolio's performance in 2004. Two pharmaceutical stocks held in the Portfolio, Eli Lilly & Co. and Pfizer Inc., sustained substantial losses in 2004. The Health Care sector as a whole was impacted by negative news from studies on several prescription drugs. During the fourth quarter of 2004, the Portfolio's positions in Lilly and Pfizer were substantially reduced.

Sector allocation and individual security selection within the Materials and Energy sectors made a positive contribution. The Portfolio's 2004 performance benefited from overweight positions in both of those sectors, as both of these sectors outperformed. Stocks that performed well included Monsanto Co. (agricultural products), which was substantially overweight in the Portfolio, ConocoPhillips (a global energy company), which is also one of the Portfolio's top ten holdings, and EOG Resources Inc. (natural gas and crude oil exploration). Energy was the best performing sector in the S&P 500 Index in 2004, driven by rising prices in oil and gas through much of the year. Despite a fallback in prices in the fourth quarter, the Energy sector gained nearly 29% for the year. Other individual holdings that added substantially to the Portfolio's performance in 2004 included Google Inc. (a global technology company, best known for its online index of websites), PetsMart (a pet supply retailer), Prudential Financial Inc. (a financial services company), and Canadian National Railway Co.

U.S. economic growth in 2005 may lag that of 2004. In an environment like that, companies with more stable growth, including larger capitalization companies, could be more attractive to investors. The Portfolio focuses on companies with stable earnings growth, strong market share and pricing power. We also look for companies with increasing amounts of free cash flow that are focused on returning that to shareholders through share

                                                 Large Cap Core Stock Portfolio

 Large Cap Core Stock Portfolio


buybacks, dividend increases or accretive acquisitions. As of December 31, 2004, the Portfolio has overweight positions in the Energy and Materials sectors; an underweight position in Financials; and is near market weight in all other sectors. These weightings are intended to take advantage of previous under spending and high demand levels in the Energy and Materials areas. The underweight in Financials is due to potentially higher interest rates and the flattening of the yield curve as a result. While sector weighting can be an important driver of overall Portfolio performance, we continue to remain focused on individual stock selection, looking for companies with long-term growth of capital and income potential.


                                    [CHART]

                              Relative Performance

          Large Cap Core
         Stock Portfolio         S&P 500 Index
         ---------------         -------------
 5/94        $10,000               $10,000
12/94         10,034                10,344
12/95         13,156                14,226
12/96         15,783                17,490
12/97         20,523                23,322
12/98         25,271                29,986
12/99         27,162                36,294
12/00         25,269                32,992
12/01         23,305                29,072
12/02         16,734                22,650
12/03         20,759                29,144
12/04         22,376                31,258


                        Average Annual Total Return
                    For Periods Ended December 31, 2004

                                       1 Year       5 Years     10 Years
Large Cap Core Stock Portfolio          8.16%       -3.74%        8.39%
S&P 500 Index                          10.88%       -2.30%       12.07%
Large Cap Core Funds Lipper Average     8.59%       -2.66%        9.90%





The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2004, the 500 companies in the composite had a median market capitalization of $10.6 billion and a total market value of $11.2 trillion. The S&P 500 represents approximately 60.2% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/04

Company                            % of Total Net Assets

General Electric Co.                        3.7%
Microsoft Corp.                             2.7%
Exxon Mobil Corp.                           2.7%
Altria Group, Inc.                          1.9%
Johnson & Johnson                           1.9%
Cisco Systems, Inc.                         1.8%
Wells Fargo & Co.                           1.7%
The Procter & Gamble Co.                    1.6%
Bank of America Corp.                       1.5%
ConocoPhillips                              1.5%





                                     [CHART]

                           Sector Allocation 12/31/04

                     Financials ....................... 16%
                     Information Technology ........... 16%
                     Consumer Discretionary ........... 13%
                     Health Care ...................... 12%
                     Industrials ...................... 11%
                     Consumer Staples .................  9%
                     Energy ...........................  9%
                     Materials ........................  6%
                     Telecommunication Services .......  3%
                     Utilities ........................  3%
                     Short-Term Investments ...........  2%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio

 Large Cap Core Stock Portfolio




Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,065.30       $2.29
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,022.61       $2.25
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                 Large Cap Core Stock Portfolio

 Large Cap Core Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                 Shares/   Value
              Common Stocks (98.2%)               $ Par  $ (000's)
              ----------------------------------------------------

              Consumer Discretionary (13.0%)
              Best Buy Co., Inc.                  43,100   2,561
              Carnival Corp.                      84,700   4,881
              *Comcast Corp. -- Class A           78,014   2,596
              DaimlerChrysler AG                  47,000   2,258
              *eBay, Inc.                         29,000   3,372
              Fortune Brands, Inc.                60,000   4,631
              J. C. Penney Co., Inc.             130,500   5,404
              Lear Corp.                          49,700   3,032
              McDonald's Corp.                   110,600   3,546
              News Corp. -- Class A              188,000   3,508
              NIKE, Inc. -- Class B               57,700   5,233
              Omnicom Group, Inc.                 30,000   2,530
              PETsMART, Inc.                      87,600   3,112
              Staples, Inc.                      133,200   4,490
              Target Corp.                       100,500   5,219
              *Time Warner, Inc.                 178,000   3,460
              Viacom, Inc. -- Class B             39,700   1,445
                                                          ------
                  Total                                   61,278
                                                          ------

              Consumer Staples (8.8%)
              Altria Group, Inc.                 149,300   9,123
              Anheuser-Busch Companies, Inc.      60,100   3,049
              Avon Products, Inc.                 98,900   3,827
              The Gillette Co.                    57,500   2,575
              PepsiCo, Inc.                      106,400   5,554
              The Procter & Gamble Co.           138,400   7,623
              Wal-Mart Stores, Inc.              123,000   6,497
              Walgreen Co.                        87,000   3,338
                                                          ------
                  Total                                   41,586
                                                          ------

              Energy (8.8%)
              BP PLC, ADR                         40,800   2,383
              ConocoPhillips                      80,244   6,968
              Devon Energy Corp.                  56,200   2,187
              EOG Resources, Inc.                 69,300   4,945
              Exxon Mobil Corp.                  246,400  12,631
              Halliburton Co.                    120,900   4,744
              *Noble Corp.                        47,500   2,363
              Schlumberger, Ltd.                  44,100   2,952
              Valero Energy Corp.                 47,800   2,170
                                                          ------
                  Total                                   41,343
                                                          ------

              Financials (16.4%)
              American Express Co.                60,200   3,393
              American International Group, Inc.  89,300   5,864
              Bank of America Corp.              148,900   6,997
              Capital One Financial Corp.         36,300   3,057
              The Chubb Corp.                     29,200   2,245
              CIT Group, Inc.                     56,200   2,575
              Citigroup, Inc.                    116,000   5,589
              Countrywide Financial Corp.         52,400   1,939
              Freddie Mac                         32,000   2,358
              The Goldman Sachs Group, Inc.       40,000   4,162
              J.P. Morgan Chase & Co.            115,896   4,521

                                                   Shares/   Value
           Common Stocks (98.2%)                    $ Par  $ (000's)
           ---------------------------------------------------------

           Financials continued
           Legg Mason, Inc.                         36,100   2,645
           Lehman Brothers Holdings, Inc.           46,100   4,033
           Morgan Stanley                           62,800   3,487
           Prudential Financial, Inc.              110,000   6,046
           U.S. Bancorp                            197,300   6,179
           Wachovia Corp.                           68,900   3,624
           Wells Fargo & Co.                       129,600   8,054
                                                            ------
               Total                                        76,768
                                                            ------

           Health Care (11.5%)
           Abbott Laboratories                      93,900   4,380
           *Amgen, Inc.                             69,100   4,433
           *Boston Scientific Corp.                 96,200   3,420
           *Caremark Rx, Inc.                      107,300   4,231
           Eli Lilly and Co.                        62,800   3,564
           *Fisher Scientific International, Inc.   36,700   2,289
           *Genentech, Inc.                         46,600   2,537
           Guidant Corp.                            15,200   1,096
           Johnson & Johnson                       142,900   9,063
           Medtronic, Inc.                          90,900   4,515
           Pfizer, Inc.                            144,512   3,886
           *St. Jude Medical, Inc.                  75,800   3,178
           Teva Pharmaceutical Industries, Ltd.,
            ADR                                     88,900   2,655
           UnitedHealth Group, Inc.                 26,400   2,324
           *Zimmer Holdings, Inc.                   28,000   2,243
                                                            ------
               Total                                        53,814
                                                            ------

           Industrials (10.9%)
           3M Co.                                   73,000   5,991
           Canadian National Railway Co.            90,000   5,513
           FedEx Corp.                              50,600   4,984
           General Electric Co.                    480,100  17,524
           Honeywell International, Inc.            89,790   3,179
           Tyco International, Ltd.                137,500   4,914
           United Technologies Corp.                55,000   5,684
           Waste Management, Inc.                  121,000   3,623
                                                            ------
               Total                                        51,412
                                                            ------

           Information Technology (16.0%)
           *Accenture Ltd. -- Class A              122,400   3,305
           *Affiliated Computer Services, Inc. --
            Class A                                 42,500   2,558
           Analog Devices, Inc.                     71,600   2,643
           *ASML Holding N.V.                      133,700   2,127
           *Broadcom Corp. -- Class A               77,200   2,492
           *Cisco Systems, Inc.                    435,700   8,409
           *Dell, Inc.                             151,000   6,363
           First Data Corp.                        133,700   5,688
           *Google, Inc. -- Class A                  9,000   1,738
           Intel Corp.                             254,600   5,955
           International Business Machines Corp.    47,100   4,643
           *Lexmark International, Inc. -- Class A  48,300   4,106
           Microsoft Corp.                         474,400  12,670
           National Semiconductor Corp.             99,800   1,791

Large Cap Core Stock Portfolio

 Large Cap Core Stock Portfolio


                                                   Shares/   Value
           Common Stocks (98.2%)                    $ Par  $ (000's)
           ---------------------------------------------------------

           Information Technology continued
           SAP AG, ADR                              88,500    3,913
           *Symantec Corp.                          68,200    1,757
           *VeriSign, Inc.                          90,000    3,017
           *Yahoo!, Inc.                            56,700    2,136
                                                            -------
               Total                                         75,311
                                                            -------

           Materials (5.6%)
           Alcoa, Inc.                              94,000    2,953
           The Dow Chemical Co.                     80,200    3,971
           Monsanto Co.                            100,800    5,599
           Newmont Mining Corp.                     47,700    2,118
           PPG Industries, Inc.                     36,000    2,454
           Praxair, Inc.                            86,300    3,810
           Temple-Inland, Inc.                      46,900    3,208
           Weyerhaeuser Co.                         31,800    2,138
                                                            -------
               Total                                         26,251
                                                            -------

           Other Holdings (0.9%)
           iShares DJ Select Dividend Index Fund    36,200    2,221
           *iShares Nasdaq Biotechnology Index
            Fund                                    25,000    1,885
                                                            -------
               Total                                          4,106
                                                            -------

           Telecommunication Services (3.5%)
           *Nextel Communications, Inc. -- Class A 131,500    3,945
           SBC Communications, Inc.                114,000    2,938
           Sprint Corp.                             98,600    2,450
           Verizon Communications, Inc.            108,348    4,389
           Vodafone Group PLC, ADR                  93,500    2,560
                                                            -------
               Total                                         16,282
                                                            -------

           Utilities (2.8%)
           DTE Energy Co.                           50,100    2,161
           Duke Energy Corp.                       118,800    3,009
           Edison International                     70,501    2,258
           *PG&E Corp.                             178,600    5,944
                                                            -------
               Total                                         13,372
                                                            -------

               Total Common Stocks
                (Cost: $393,979)                            461,523
                                                            -------

                                                      Shares/    Value
        Money Market Investments (1.7%)                $ Par   $ (000's)
        ----------------------------------------------------------------

        Federal Government & Agencies (0.1%)
        Federal Home Loan Mortgage Corp.,
         2.42%, 3/22/05                                500,000      497
                                                                -------
            Total                                                   497
                                                                -------

        Short Term Business Credit (1.6%)
        (b)CXC Inc., 2.20%, 1/3/05                   7,600,000    7,600
                                                                -------
            Total                                                 7,600
                                                                -------

            Total Money Market Investments
             (Cost: $8,096)                                       8,097
                                                                -------

            Total Investments (99.9%)
             (Cost $402,075)(a)                                 469,620
                                                                -------

            Other Assets, Less Liabilities (0.1%)                   315
                                                                -------

            Total Net Assets (100.0%)                           469,935
                                                                -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $403,298 and the net unrealized appreciation of investments based on that cost was $66,322 which is comprised of $85,822 aggregate gross unrealized appreciation and $19,500 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                           Unrealized
                                                          Appreciation/
                                     Number of Expiration Depreciation
         Issuer (000's)              Contracts    Date       (000's)
         --------------------------------------------------------------
         S&P 500 Index Futures          14        3/05        $117
         (Total Notional Value at
          December 31, 2004, $4,131)

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                 Large Cap Core Stock Portfolio

 Capital Guardian Domestic Equity Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                                    Net Assets:
Long-term growth of capital and income Invest in larger American companies that exhibit value $212 million characteristics relative to S&P 500 Index.

The Capital Guardian Domestic Equity Portfolio seeks long-term growth of capital and income. The Portfolio seeks to meet this objective primarily by investing in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (ADRs) and other U.S. registered securities. The companies in which the Portfolio invests will generally have a market capitalization of $1 billion dollars or more at the time of purchase. In selecting securities for purchase or sale, the Portfolio's investment adviser attempts to keep the Portfolio's assets invested in securities that exhibit one or more value characteristics relative to the market norms reflected in the S&P 500 Index. These value characteristics include below market price to earnings ratios, below market price to book ratios, and dividend yields that are equal to or above the market norms.

For the year ended December 31, 2004, the Capital Guardian Domestic Equity Portfolio returned 16.85%, outperforming the S&P 500 Index, which had a return of 10.88%, by nearly six percentage points. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio's peer group, Multi-Cap Value Funds, was 14.62%, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency.

Following a spectacular year for stocks in 2003, the U.S. stock market experienced very nice gains again for the year ended December 31, 2004. The S&P 500 Index posted a gain of 10.88%. The higher risk segments of the market posted even larger gains: the S&P SmallCap 600 Index gained 22.65% and the S&P MidCap 400 Index gained 16.49% for the year. The majority of the gains in 2004, however, came in the fourth quarter alone. Earlier in the year the stock market languished, as a number of economic concerns dampened investors' spirits. A combination of rising oil prices, a weakening dollar, rising interest rates, the Iraqi war, and the upcoming presidential election put a drag on the economy and the market. But in the fourth quarter, especially following the November elections, the market experienced a dramatic turnaround. A significant drop in oil prices beginning in October also served as a catalyst for the change, and the gains made during the fourth quarter accounted for most of the gain for the year. The fourth quarter alone accounted for 9.23% of the S&P 500 Index's 2004 annual gain of 10.88%.

The Portfolio's strong performance in 2004 can be attributed to a combination of sector weighting decisions and individual stock selection. Overweight positions in the Energy and Telecommunication Services sectors added performance for the year as those sectors enjoyed very nice returns. The Energy sector, aided by rising oil prices through much of the year, was the best performing sector in the S&P 500 Index in 2004. Underweight positions in Information Technology and Health Care also helped performance. The Health Care sector, which was hurt by negative news on a number of prescription drugs, was the worst performing sector for 2004.

Individual stock selection was also key to performance. Five of the Portfolio's top ten holdings were among the top ten contributors to performance in 2004, including SLM Corp. (financial services), Altria Group Inc. (consumer products), General Electric Co. (diversified industrial corp.), Hartford Financial Services (diversified insurance co.) and General Growth Properties (real estate investment trust). Individual securities in the Energy and Telecommunication Services sectors that added value included Transocean Inc. (oil and gas well drilling) and Sprint FON Group (long-distance, local and wireless communications). Both posted impressive gains for the year. Although being underweight in the Information Technology and Health Care sectors helped the Portfolio's performance overall, a number of stocks in those sectors performed well. Advanced Micro Devices Inc. (semiconductor manufacturer), Sabre Holdings Corp. (proprietary computer reservation system), Sun Microsystems Inc. (network computer products and services), Fairchild Semiconductor International (designs and develops semiconductors), WellPoint Inc. (health benefits company), Becton Dickinson Co. (health care supplies and systems), Cigna Corp. (insurance and financial services), and Lincare Holdings Inc. (provides in-home respiratory therapy services) were all good performers.

Key sector detractors to the Portfolio's performance in 2004 included an underweight position in Consumer Discretionary stocks, as well as individual Health Care holdings Merck & Co. Inc., Pfizer Inc., Eli Lilly & Co., and AstraZeneca Group PLC. Technology stocks Cadence Design Systems, Avnet Inc., Hewlett-Packard Co. and MicronTechnology, Inc. also had poor performance in 2004.

Capital Guardian Domestic Equity Portfolio

 Capital Guardian Domestic Equity Portfolio


--------------------------------------------------------------------------------


                                     [CHART]

                              Relative Performance

         Capital Guardian Domestic
               Equity Portfolio     S&P 500 Index
         -------------------------  -------------
 7/01             $10,000             $10,000
12/01               9,781               9,538
12/02               7,703               7,431
12/03              10,354               9,562
12/04              12,099              10,601

--------------------------------------------------------------------------
                           Average Annual Total Return
                       For Periods Ended December 31, 2004

                                                              Since
                                                1 Year      Inception*
--------------------------------------------------------------------------
Capital Guardian Domestic Equity Portfolio      16.85%         5.73%
S&P 500 Index                                   10.88%         1.72%
Multi Cap Value Funds Lipper Average            14.62%           -
--------------------------------------------------------------------------
*inception date of 7/31/01


The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2004, the 500 companies in the composite had a median market capitalization of $10.6 billion and a total market value of $11.2 trillion. The S&P 500 represents approximately 60.2% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. Source: Lipper, Inc.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/04

Company                             % of Total Net Assets

JPMorgan Chase & Co.                          3.7%
SLM Corp.                                     2.9%
Kraft Foods, Inc. - Class A                   2.7%
Wells Fargo & Co.                             2.7%
Altria Group, Inc.                            2.7%
General Electric Co.                          2.6%
Verizon Communications, Inc.                  2.4%
The Hartford Financial Services Group, Inc.   2.3%
E. I. du Pont de Nemours and Co.              2.3%
General Growth Properties, Inc.               2.3%




                                     [CHART]

                           Sector Allocation 12/31/04

                  Financials ............................. 22%
                  Consumer ............................... 14%
                  Industrials ............................ 12%
                  Energy ................................. 10%
                  Information Technology .................  9%
                  Health Care ............................  8%
                  Materials ..............................  7%
                  Telecommunication Services .. ........... 7%
                  Short-Term Investments .................  6%
                  Utilities ..............................  5%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

                                     Capital Guardian Domestic Equity Portfolio

 Capital Guardian Domestic Equity Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,114.10       $3.28
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,021.73       $3.14
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Capital Guardian Domestic Equity Portfolio

 Capital Guardian Domestic Equity Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                   Shares/   Value
            Common Stocks (93.7%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Consumer Discretionary (2.8%)
            *AutoNation, Inc.                       60,100   1,155
            Mattel, Inc.                            54,200   1,056
            McDonald's Corp.                        22,000     705
            OfficeMax, Inc.                         19,700     618
            Starwood Hotels & Resorts Worldwide,
             Inc.                                   24,900   1,455
            *Time Warner, Inc.                      45,700     888
                                                            ------
                Total                                        5,877
                                                            ------

            Consumer Staples (11.3%)
            Altria Group, Inc.                      92,400   5,646
            Anheuser-Busch Companies, Inc.          51,800   2,628
            Campbell Soup Co.                      105,100   3,141
            Colgate-Palmolive Co.                   23,700   1,212
            General Mills, Inc.                     22,800   1,133
            Kimberly-Clark Corp.                    30,300   1,994
            Kraft Foods, Inc. -- Class A           163,500   5,823
            Unilever NV                             36,800   2,455
                                                            ------
                Total                                       24,032
                                                            ------

            Energy (10.3%)
            ChevronTexaco Corp.                      9,800     515
            Exxon Mobil Corp.                       39,300   2,015
            Kinder Morgan, Inc.                     46,200   3,379
            Royal Dutch Petroleum Co.               80,100   4,595
            Shell Transport & Trading Co. ADR       65,800   3,382
            *Transocean, Inc.                       63,200   2,679
            Unocal Corp.                            85,800   3,710
            *Weatherford International, Ltd.        31,700   1,626
                                                            ------
                Total                                       21,901
                                                            ------

            Financials (21.6%)
            American International Group, Inc.      38,000   2,495
            *AmeriCredit Corp.                      82,100   2,007
            Assurant, Inc.                           9,900     302
            The Chubb Corp.                          5,300     408
            Everest Re Group, Ltd.                  20,900   1,872
            Fannie Mae                              23,100   1,645
            General Growth Properties, Inc.        133,320   4,821
            The Goldman Sachs Group, Inc.            6,800     707
            The Hartford Financial Services Group,
             Inc.                                   70,800   4,907
            J.P. Morgan Chase & Co.                201,988   7,879
            Marsh & McLennan Companies, Inc.        52,200   1,717
            The PMI Group, Inc.                     41,000   1,712
            SLM Corp.                              114,100   6,092
            The St. Paul Travelers Companies, Inc.  15,823     587
            Washington Mutual, Inc.                 49,700   2,101
            Wells Fargo & Co.                       92,800   5,768
            XL Capital, Ltd. -- Class A              8,400     652
                                                            ------
                Total                                       45,672
                                                            ------

                                                       Shares/   Value
        Common Stocks (93.7%)                           $ Par  $ (000's)
        ----------------------------------------------------------------

        Health Care (7.8%)
        AstraZeneca PLC ADR                             54,400   1,980
        Eli Lilly and Co.                               37,800   2,145
        *Lincare Holdings, Inc.                         30,500   1,301
        *Medco Health Solutions, Inc.                   43,200   1,797
        Merck & Co., Inc.                               57,500   1,848
        *PacifiCare Health Systems, Inc.                 4,800     271
        Pfizer, Inc.                                    45,100   1,213
        *Triad Hospitals, Inc.                          40,200   1,496
        *WellPoint, Inc.                                39,400   4,531
                                                                ------
            Total                                               16,582
                                                                ------

        Industrials (12.1%)
        Canadian National Railway Co.                    6,750     413
        Cooper Industries, Ltd. -- Class A              35,300   2,397
        Emerson Electric Co.                            13,400     939
        General Electric Co.                           153,300   5,596
        Hubbell, Inc. -- Class B                        22,600   1,182
        Ingersoll-Rand Co. -- Class A                   34,700   2,786
        *Navistar International Corp.                   12,100     532
        Northrop Grumman Corp.                           8,700     473
        Raytheon Co.                                    14,700     571
        Siemens AG ADR                                  11,400     965
        Tyco International, Ltd.                        63,100   2,255
        Union Pacific Corp.                             50,900   3,423
        United Technologies Corp.                       38,900   4,021
                                                                ------
            Total                                               25,553
                                                                ------

        Information Technology (9.1%)
        *Advanced Micro Devices, Inc.                   93,700   2,063
        *Affiliated Computer Services, Inc. -- Class A  17,100   1,029
        *Avnet, Inc.                                    95,400   1,740
        *Cadence Design Systems, Inc.                  104,200   1,439
        *Fairchild Semiconductor International, Inc.   124,000   2,016
        *Flextronics International, Ltd.               267,700   3,700
        *Freescale Semiconductor, Inc. -- Class A      157,800   2,812
        *Micron Technology, Inc.                       224,300   2,770
        *Polycom, Inc.                                  12,300     287
        *Teradyne, Inc.                                 82,700   1,412
                                                                ------
            Total                                               19,268
                                                                ------

        Materials (7.1%)
        Air Products and Chemicals, Inc.                67,700   3,925
        Alcoa, Inc.                                     26,600     836
        The Dow Chemical Co.                            57,100   2,827
        E. I. du Pont de Nemours and Co.                99,700   4,890
        International Paper Co.                         62,200   2,612
                                                                ------
            Total                                               15,090
                                                                ------

        Telecommunication Services (6.7%)
        BellSouth Corp.                                 59,500   1,654
        SBC Communications, Inc.                       109,500   2,822
        Sprint Corp.                                   188,100   4,674
        Verizon Communications, Inc.                   123,500   5,003
                                                                ------
            Total                                               14,153
                                                                ------


                                     Capital Guardian Domestic Equity Portfolio

 Capital Guardian Domestic Equity Portfolio

                                                  Shares/     Value
           Common Stocks (93.7%)                   $ Par    $ (000's)
           ----------------------------------------------------------

           Utilities (4.9%)
           Duke Energy Corp.                        137,600    3,485
           Equitable Resources, Inc.                 55,600    3,373
           NiSource, Inc.                            63,300    1,442
           Pinnacle West Capital Corp.               47,300    2,101
                                                             -------
               Total                                          10,401
                                                             -------
               Total Common Stocks
                (Cost: $165,951)                             198,529
                                                             -------

           Money Market Investments (6.1%)
           ----------------------------------------------------------

           Federal Government & Agencies (6.1%)
           Federal Home Loan Bank,
            2.10%, 1/18/05                       13,000,000   12,987
               Total Money Market Investments
                (Cost: $12,987)                               12,987
                                                             -------
               Total Investments (99.8%)
                (Cost $178,938)(a)                           211,516
                                                             -------
               Other Assets, Less Liabilities (0.2%)             461
                                                             -------
               Total Net Assets (100.0%)                     211,977
                                                             -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $178,973 and the net unrealized appreciation of investments based on that cost was $32,543 which is comprised of $34,634 aggregate gross unrealized appreciation and $2,091 aggregate gross unrealized depreciation.
    The Accompanying Notes are an Integral Part of the Financial Statements

Capital Guardian Domestic Equity Portfolio

 T. Rowe Price Equity Income Portfolio


--------------------------------------------------------------------------------

Objective:                              Portfolio Strategy:                                       Net Assets:
Long-term growth of capital and income. Invest in the equity securities of established companies. $90 million

The objective of the T. Rowe Price Equity Income Portfolio is long-term growth of capital and income. Management seeks to achieve this objective mainly through investment in the stocks of well-established companies paying above-average dividends. A value approach is used in selecting investments, with an effort made to identify companies that appear to be undervalued by various measures but have good prospects for capital appreciation and dividend growth. Management looks for characteristics such as an established operating history, above-average dividend yield, a low price/earnings ratio, sound financial condition, and a low stock price relative to a company's underlying value.

U.S. stocks posted their second consecutive year of gains for the first time since 1998-99. Value shares outstripped growth by an impressive margin in 2004, while small- and mid-cap stocks outpaced large-company shares. The widely followed Dow Jones Industrial Average registered the smallest gain, while the broader market indices, including the S&P 500 Index and Nasdaq Composite, were stronger.

The Federal Open Market Committee's (FOMC) five rate increases in 2004, which lifted the fed fund's rate target from 1.00% to 2.25%, failed to dampen the economic boost provided by firm stock prices, low long-term interest rates, tight yields among bonds of various qualities, and a falling dollar. Consumer and housing demand continue to draw support from job gains, income growth, and low interest rates. Resilient profit margins, steady cash flow, and rising utilization rates underpin capital expenditures.

While employment gains have been somewhat choppy, we believe they are strong enough to gradually reduce the unemployment rate over time. An upturn in the growth of labor costs and higher import prices, driven by a weak dollar, are generating a cyclical rise in inflation. That said, inflation remains relatively low in historical terms, allowing the FOMC to continue to tighten monetary policy gradually in coming months.

The past year ended on a positive note as consumer confidence recovered to the level attained in mid-summer. The weakness in recent months was most likely related to uncertainty about employment prospects, spiking oil prices, and uneasiness surrounding the election -- concerns that moderated during the final weeks of the year. We anticipate continuing economic growth in 2005.

The T. Rowe Price Equity Income Portfolio posted strong absolute results and significantly outpaced the S&P 500 Stock Index for the twelve-month period due to several factors, including a significant underweight in information technology (IT) and strong stock selection plus an underweight in health care. Due to concerns about tech companies' ability to meet second-half earnings projections, IT traded significantly lower in the third quarter and was one of the worst-performing S&P 500 sectors during 2004.

Health care badly lagged the market as pharmaceutical stocks were impaired by limited growth prospects, generic competitive pressures, and more recently by Merck's problems with Vioxx and Pfizer's with Celebrex. Within the sector, health care insurer CIGNA boosted relative results because of an improvement in the firm's fundamentals and stronger-than-anticipated performance in its health care business. Cardinal Health, a new portfolio position, rebounded following a series of negative events that drove the stock down in the second and third quarters.

Energy was the best-performing sector in the Index in 2004, thanks to rising energy prices and improved investor sentiment, and an overweight position benefited relative performance. In addition, strong stock selection in the utilities sector enhanced our return versus the benchmark. TXU benefited from a new management team and the sale of non-core assets to improve the company's balance sheet. On a negative note, stock selection in the consumer discretionary sector detracted slightly as New York Times, Dow Jones, and Knight-Ridder were hurt by sluggish advertising trends.

We are cautious heading into 2005. The market is fairly valued and the corporate profit outlook appears to be moderating; earnings have reached record levels over the past year, and profit growth will likely be pressured by relatively high energy prices and higher short-term interest rates. Additionally, the trade and budget deficits, along with the ongoing war in Iraq, could make for a tougher environment. Nevertheless, despite these headwinds, we continue to view the economic environment as favorable; corporate balance sheets appear strong with healthy levels of cash, and value stocks should benefit from favorable tax treatments for dividends and capital gains.

                                          T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Income Portfolio


--------------------------------------------------------------------------------


                                    [CHART]

                              Relative Performance

            T. Rowe Price Equity
              Income Portfolio     S&P 500 Index
            -------------------    -------------
 5/03            $10,000              $10,000
12/03             12,364               12,282
12/04             14,238               13,618

                         Average Annual Total Return
                     For Periods Ended December 31, 2004
                                                                 Since
                                                  1 Year      Inception#
T. Rowe Price Equity Income Portfolio             15.16%         23.59%
S&P 500 Index                                     10.88%         13.97%
Equity Income Funds Lipper Average                13.64%          --

#inception date of 5/1/03, returns not annualized

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2004, the 500 companies in the composite had a median market capitalization of $10.6 billion and a total market value of $11.2 trillion. The S&P 500 represents approximately 60.2% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Equity Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing primarily in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. Source: Lipper, Inc.

                                    [GRAPHIC]

                        Top 10 Equity Holdings 12/31/04

Company                                         % of Total Net Assets
-------                                         ---------------------
General Electric Co. ....................................  2.0%
JPMorgan Chase & Co. ....................................  1.9%
Exxon Mobil Corp. .......................................  1.8%
ChevronTexaco Corp. .....................................  1.7%
Marsh & Mclennan Companies, Inc. ........................  1.6%
Viacom, Inc. - Class B ..................................  1.6%
Merck & Co., Inc. .......................................  1.6%
Royal Dutch Petroleum Co. ...............................  1.4%
Honeywell International, Inc. ...........................  1.4%
Bank of America Corp. ...................................  1.4%



                                     [CHART]

                           Sector Allocation 12/31/04

                     Financials ....................... 18%
                     Consumer Discretionary ........... 17%
                     Industrials ...................... 12%
                     Energy ...........................  9%
                     Health Care ......................  9%
                     Consumer Staples .................  8%
                     Materials ........................  6%
                     Telecommunication Services .......  6%
                     Information Technology ...........  5%
                     Utilities ........................  5%
                     Short-Term Investments ...........  5%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Income Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,101.81       $3.49
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,021.51       $3.36
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                          T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Income Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                  Shares/   Value
             Common Stocks (94.6%)                 $ Par  $ (000's)
             ------------------------------------------------------

             Consumer Discretionary (17.0%)
             *Comcast Corp. -- Class A            36,500    1,215
             Dow Jones & Co., Inc.                21,500      926
             Eastman Kodak Co.                    26,400      851
             Fortune Brands, Inc.                  8,900      687
             Genuine Parts Co.                    17,000      749
             Hilton Hotels Corp.                  24,800      564
             The Home Depot, Inc.                 16,400      701
             Knight-Ridder, Inc.                   7,100      475
             Mattel, Inc.                         50,000      975
             The May Department Stores Co.        14,200      417
             McDonald's Corp.                     19,300      619
             The New York Times Co. -- Class A    29,200    1,191
             Newell Rubbermaid, Inc.              37,400      905
             Sony Corp.                           11,000      429
             Starwood Hotels & Resorts Worldwide,
              Inc.                                 8,400      491
             *Time Warner, Inc.                   60,300    1,172
             Viacom, Inc. -- Class B              38,900    1,415
             The Walt Disney Co.                  34,100      948
             Whirlpool Corp.                       7,600      526
                                                           ------
                 Total                                     15,256
                                                           ------

             Consumer Staples (7.5%)
             Altria Group, Inc.                    7,200      440
             Campbell Soup Co.                    24,900      744
             The Clorox Co.                        6,000      354
             The Coca-Cola Co.                    29,200    1,216
             Coca-Cola Enterprises, Inc.           1,200       25
             Colgate-Palmolive Co.                21,000    1,074
             ConAgra Foods, Inc.                  11,600      342
             General Mills, Inc.                  15,200      756
             Kimberly-Clark Corp.                 10,700      704
             Unilever NV                           7,200      480
             UST, Inc.                            12,000      577
                                                           ------
                 Total                                      6,712
                                                           ------

             Energy (9.0%)
             Amerada Hess Corp.                   11,400      939
             Anadarko Petroleum Corp.             10,100      655
             Baker Hughes, Inc.                    4,900      209
             BP PLC, ADR                          15,000      876
             ChevronTexaco Corp.                  29,900    1,570
             Exxon Mobil Corp.                    31,100    1,593
             Royal Dutch Petroleum Co.            22,600    1,297
             Schlumberger, Ltd.                    5,900      395
             Unocal Corp.                         11,600      502
                                                           ------
                 Total                                      8,036
                                                           ------

             Financials (18.2%)
             American Express Co.                 12,100      682
             AmSouth Bancorporation                2,100       54
             Bank of America Corp.                26,300    1,236
             Bank of Ireland ADR                   6,200      414
             The Charles Schwab Corp.             78,500      939

                                                   Shares/   Value
            Common Stocks (94.6%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Financials continued
            The Chubb Corp.                         7,600      584
            Citigroup, Inc.                        11,400      549
            Fannie Mae                              8,500      605
            J.P. Morgan Chase & Co.                43,688    1,704
            Janus Capital Group, Inc.              10,500      177
            Lincoln National Corp.                 16,276      760
            Marsh & McLennan Companies, Inc.       45,000    1,481
            Mellon Financial Corp.                 26,700      831
            Mercantile Bankshares Corp.             6,500      339
            Morgan Stanley                         17,300      960
            National City Corp.                     9,900      372
            Northern Trust Corp.                    6,100      296
            SAFECO Corp.                           14,600      763
            Simon Property Group, Inc.              7,300      472
            The St. Paul Travelers Companies, Inc. 19,827      735
            SunTrust Banks, Inc.                   11,200      827
            UnumProvident Corp.                    35,600      639
            Wells Fargo & Co.                       6,800      423
            Wilmington Trust Corp.                  4,500      163
            XL Capital, Ltd. -- Class A             4,700      365
                                                            ------
                Total                                       16,370
                                                            ------

            Health Care (9.3%)
            Abbott Laboratories                    15,100      704
            Baxter International, Inc.             20,600      712
            Bristol-Myers Squibb Co.               44,800    1,148
            Cardinal Health, Inc.                   9,800      570
            *Chiron Corp.                             900       30
            CIGNA Corp.                             3,200      261
            Johnson & Johnson                      18,800    1,192
            *MedImmune, Inc.                       24,000      651
            Merck & Co., Inc.                      43,400    1,395
            Schering-Plough Corp.                  31,700      662
            Wyeth                                  24,400    1,039
                                                            ------
                Total                                        8,364
                                                            ------

            Industrials (12.0%)
            Cendant Corp.                          19,500      456
            Cooper Industries, Ltd. -- Class A     10,900      740
            *The Dun & Bradstreet Corp.               600       36
            Emerson Electric Co.                    5,300      372
            General Electric Co.                   49,900    1,821
            Honeywell International, Inc.          35,900    1,271
            Lockheed Martin Corp.                  14,600      811
            Norfolk Southern Corp.                 16,800      608
            Pall Corp.                             22,700      657
            Raytheon Co.                           20,700      804
            Rockwell Automation, Inc.              10,200      505
            Rockwell Collins, Inc.                 19,800      781
            Union Pacific Corp.                    17,500    1,177
            Waste Management, Inc.                 25,400      760
                                                            ------
                Total                                       10,799
                                                            ------

T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Income Portfolio


                                                    Shares/   Value
           Common Stocks (94.6%)                     $ Par  $ (000's)
           ----------------------------------------------------------

           Information Technology (4.7%)
           *Agilent Technologies, Inc.                1,100      27
           *Freescale Semiconductor Inc. -- Class B   2,350      43
           Hewlett-Packard Co.                       36,600     768
           Intel Corp.                               15,700     367
           *Lucent Technologies, Inc.                47,400     178
           Microsoft Corp.                           30,500     815
           Motorola, Inc.                            38,500     662
           Nokia Corp., ADR                          38,000     595
           Texas Instruments, Inc.                   31,700     780
                                                             ------
               Total                                          4,235
                                                             ------

           Materials (6.3%)
           Alcoa, Inc.                               17,100     537
           The Dow Chemical Co.                      17,200     853
           E. I. du Pont de Nemours and Co.          15,100     741
           Great Lakes Chemical Corp.                12,400     353
           *Hercules, Inc.                           20,500     304
           International Flavors & Fragrances, Inc.  10,300     441
           International Paper Co.                   25,500   1,072
           MeadWestvaco Corp.                        15,800     535
           Nucor Corp.                                6,600     345
           Vulcan Materials Co.                       9,000     491
                                                             ------
               Total                                          5,672
                                                             ------

           Telecommunication Services (5.9%)
           ALLTEL Corp.                              13,700     805
           AT&T Corp.                                31,900     608
           *Qwest Communications International,
            Inc.                                    155,500     690
           SBC Communications, Inc.                  31,800     819
           Sprint Corp.                              42,700   1,062
           Telus Corp.                                9,700     280
           Verizon Communications, Inc.              25,400   1,029
                                                             ------
               Total                                          5,293
                                                             ------

           Utilities (4.7%)
           Constellation Energy Group, Inc.          14,600     638
           Duke Energy Corp.                         35,300     894
           FirstEnergy Corp.                         12,100     478
           NiSource, Inc.                            40,200     916
           Progress Energy, Inc.                      6,900     312
           TECO Energy, Inc.                         11,700     179
           TXU Corp.                                  4,800     310
           Xcel Energy, Inc.                         25,700     468
                                                             ------
               Total                                          4,195
                                                             ------

               Total Common Stocks
                (Cost: $71,769)                              84,932
                                                             ------

                                                   Shares/    Value
          Convertible Corporate Debt (0.2%)         $ Par   $ (000's)
          -----------------------------------------------------------

          Information Technology (0.2%)
          Lucent Technologies, 8.00%, 8/1/31        165,000     184
                                                             ------
              Total Convertible Corporate Debt
               (Cost: $158)                                     184
                                                             ------

          Preferred Stocks (0.3%)
          -----------------------------------------------------------

          Consumer Discretionary (0.1%)
          Ford Motor Co., Capital Trust II            1,400      74
                                                             ------
              Total                                              74
                                                             ------

          Financials (0.2%)
          Unumprovident Corp.                         5,900     179
                                                             ------
              Total                                             179
                                                             ------

              Total Preferred Stocks
               (Cost: $208)                                     253
                                                             ------

          Money Market Investments (5.3%)
          -----------------------------------------------------------

          Other Holdings (5.3%)
          Reserve Investment Fund                 4,777,882   4,778
                                                             ------

              Total Money Market Investments
               (Cost: $4,778)                                 4,778
                                                             ------

              Total Investments (100.4%)
               (Cost $76,913)(a)                             90,147
                                                             ------

              Other Assets, Less Liabilities (-0.4%)           (400)
                                                             ------

              Total Net Assets (100.0%)                      89,747
                                                             ------

* Non-Income Producing

 ADR -- American Depository Receipt

(a) AtDecember 31, 2004 the aggregate cost of securities for federal tax purposes was $76,918 and the net unrealized appreciation of investments based on that cost was $13,229 which is comprised of $14,093 aggregate gross unrealized appreciation and $864 aggregate gross unrealized depreciation.
    The Accompanying Notes are an Integral Part of the Financial Statements

                                          T. Rowe Price Equity Income Portfolio

 Index 500 Stock Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                               Net Assets:
Long-term capital appreciation through Invest in a portfolio designed to approximate the $1.9 billion cost-effective participation in broad  composition and returns of the S&P 500 Index.
market performance

The Index 500 Stock Portfolio seeks investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. The S&P 500(R) Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly traded common stocks in the U.S. The Portfolio's strategy is to capture broad market performance by investing in a portfolio modeled after a broadly based stock index. The Portfolio invests in stocks included in the S&P 500 Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Index 500 Stock Portfolio is not managed in the traditional sense using economic, financial and market analysis. A computer program is used to determine which stocks are to be purchased or sold to achieve the Portfolio's objective. Therefore, the Portfolio remains neutral relative to the benchmarks in terms of economic sectors, market capitalization, and the growth and value styles of investing. The Portfolio will, to the extent feasible, remain fully invested, and may purchase Index futures contracts in amounts approximating the cash held in the Index.

For the year ended December 31, 2004, the Portfolio had a total return of 10.70%, slightly lagging the S&P 500 Index, which returned 10.88%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the S&P 500 Index due to transaction costs, administrative expenses, cash flow effects and holdings of stock index futures contracts. The average return for the Portfolio's peer group, S&P Index 500 Objective Funds, was 10.35% for the twelve months ended December 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency.

Following a spectacular year for stocks in 2003, the U.S. stock market experienced very nice gains again for the year ended December 31, 2004. The S&P 500 Index posted a gain of 10.88%. The higher risk segments of the market posted even larger gains: the S&P SmallCap 600 Index gained 22.65% and the S&P MidCap 400 Index gained 16.49% for the year. The majority of the gains in 2004, however, came in the fourth quarter alone. Earlier in the year the stock market languished, as a number of economic concerns dampened investors' spirits. A combination of rising oil prices, a weakening dollar, rising interest rates, the Iraqi war, and the upcoming presidential election put a drag on the economy and the market. But in the fourth quarter, especially following the November elections, the market experienced a dramatic turnaround. A significant drop in oil prices beginning in October also served as a catalyst for the change, and the gains made during the fourth quarter accounted for most of the gain for the year. The fourth quarter alone accounted for 9.23% of the S&P 500 Index's 2004 annual gain of 10.79%.

For 2004, all ten of the sectors within the S&P 500 Index had positive returns. The strongest sectors were Energy (up 28.77%), Utilities (up 19.60%), Telecommunications (up 15.98%), and Industrials (up 15.95%). Energy stocks enjoyed the best gains as oil prices rose dramatically throughout most of the year before backing off in the fourth quarter. Other sectors that performed well included Consumer Discretionary (up 12.15%), Materials (up 10.88%), and Financials (up 8.23%). Although still positive, the remaining sectors had smaller gains: Consumer Staples (up 6.04%), Information Technology (up 2.13%), and Health Care (up 0.24%). The worst performing sector -- Health Care -- was adversely affected during the year by negative news on a number of prescription drugs.

The Fund seeks to track the performance and weightings of stocks in the S&P 500 Index. Accordingly, changes are made to the Fund's holding as the Index changes. Such changes occur as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor's adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2004, there were 20 companies added to the Index. Those added during the fourth quarter were XTO Energy, Compass Bancshares, Archstone-Smith Trust, News Corp., Freescale Semiconductor Inc., L-3 Communications Holdings, Laboratory Corp of America Holdings and CIT Group. There were 20 companies eliminated from the Index during the year. During the fourth quarter the stocks eliminated were PeopleSoft Inc., Worthington Industries, Crane Co., Deluxe Corp., Winn-Dixie, WellPoint Health Networks, South Trust Corp., and AT&T Wireless.

Index 500 Stock Portfolio

 Index 500 Stock Portfolio


--------------------------------------------------------------------------------


                                    [CHART]

                              Relative Performance

          Index 500 Stock Portfolio        S&P 500 Index
          -------------------------        -------------
12/93             $10,000                    $10,000
12/94              10,121                     10,131
12/95              13,892                     13,933
12/96              17,052                     17,129
12/97              22,713                     22,842
12/98              29,236                     29,368
12/99              35,349                     35,547
12/00              32,255                     32,312
12/01              28,423                     28,474
12/02              22,150                     22,184
12/03              28,448                     28,544
12/04              31,115                     31,258

                        Average Annual Total Return
                      For Periods Ended December 31, 2004

                                 1 Year         5 Years      10 Years
Index 500 Stock Portfolio        10.70%         -2.28%        12.02%
S&P 500 Index                    10.88%         -2.30%        12.07%
S&P 500 Index Objective
Lipper Average                   10.35%         -2.64%        11.69%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2004, the 500 companies in the composite had a median market capitalization of $10.6 billion and a total market value of $11.2 trillion. The S&P 500 represents approximately 60.2% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500 Index, including reinvested dividends. In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%). Source: Lipper, Inc.

"Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

                                    [GRAPHIC]


Top 10 Equity Holdings 12/31/04

Company                                        % of Total Net Assets

General Electric Co.                                   3.4%
Exxon Mobil Corp.                                      2.9%
Microsoft Corp.                                        2.5%
Citigroup, Inc.                                        2.2%
Wal-Mart Stores, Inc.                                  1.9%
Pfizer, Inc.                                           1.8%
Bank of America Corp.                                  1.7%
Johnson & Johnson                                      1.6%
American International Group, Inc.                     1.5%
International Business Machines Corp.                  1.4%




                                     [CHART]

                           Sector Allocation 12/31/04

                     Financials ....................... 20%
                     Information Technology ........... 16%
                     Consumer Discretionary ........... 12%
                     Health Care ...................... 12%
                     Industrials ...................... 12%
                     Consumer Staples ................. 10%
                     Energy ...........................  7%
                     Materials ........................  3%
                     Telecommunication Services .......  3%
                     Utilities ........................  3%
                     Short-term Investments ...........  2%


Sector Allocation is based on equities.
Sector Allocation and Top 10 Holdings are subject to change.

                                                      Index 500 Stock Portfolio

 Index 500 Stock Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,071.40       $1.05
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,023.81       $1.03
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Index 500 Stock Portfolio

 Index 500 Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004


                                                    Shares/   Value
          Common Stocks (98.3%)                      $ Par  $ (000's)
          -----------------------------------------------------------

          Consumer Discretionary (11.8%)
          *AutoNation, Inc.                          43,900     843
          *AutoZone, Inc.                            13,225   1,208
          *Bed Bath & Beyond, Inc.                   49,900   1,988
          Best Buy Co., Inc.                         53,750   3,194
          *Big Lots, Inc.                            18,700     227
          The Black & Decker Corp.                   13,400   1,184
          Brunswick Corp.                            16,000     792
          Carnival Corp.                            105,009   6,052
          Centex Corp.                               20,600   1,227
          Circuit City Stores, Inc.                  32,400     507
          Clear Channel Communications, Inc.         95,050   3,183
          *Coach, Inc.                               31,300   1,765
          *Comcast Corp. -- Class A                 368,070  12,249
          Cooper Tire & Rubber Co.                   12,400     267
          Dana Corp.                                 24,850     431
          Darden Restaurants, Inc.                   26,050     723
          Delphi Automotive Systems Corp.            93,087     840
          Dillard's, Inc. -- Class A                 13,664     367
          Dollar General Corp.                       54,348   1,129
          Dow Jones & Co., Inc.                      13,620     586
          Eastman Kodak Co.                          47,483   1,531
          *eBay, Inc.                               109,900  12,779
          Family Dollar Stores, Inc.                 27,800     868
          Federated Department Stores, Inc.          28,051   1,621
          Ford Motor Co.                            303,394   4,442
          Fortune Brands, Inc.                       23,867   1,842
          Gannett Co., Inc.                          42,350   3,460
          The Gap, Inc.                             145,375   3,070
          General Motors Corp.                       93,627   3,751
          Genuine Parts Co.                          29,000   1,278
          *The Goodyear Tire & Rubber Co.            29,100     427
          Harley-Davidson, Inc.                      48,700   2,959
          Harrah's Entertainment, Inc.               18,550   1,241
          Hasbro, Inc.                               29,325     568
          Hilton Hotels Corp.                        64,050   1,456
          The Home Depot, Inc.                      364,094  15,561
          International Game Technology              57,100   1,963
          *The Interpublic Group of Companies, Inc.  70,100     939
          J. C. Penney Co., Inc.                     47,350   1,960
          Johnson Controls, Inc.                     31,600   2,005
          Jones Apparel Group, Inc.                  20,300     742
          KB Home                                     7,700     804
          Knight-Ridder, Inc.                        12,750     853
          *Kohl's Corp.                              56,867   2,796
          Leggett & Platt, Inc.                      31,633     899
          The Limited, Inc.                          67,387   1,551
          Liz Claiborne, Inc.                        18,000     760
          Lowe's Companies, Inc.                    128,150   7,380
          Marriott International, Inc. -- Class A    37,100   2,337
          Mattel, Inc.                               68,788   1,341
          The May Department Stores Co.              48,450   1,424
          Maytag Corp.                               13,133     277
          McDonald's Corp.                          208,478   6,684

                                                 Shares/   Value
              Common Stocks (98.3%)               $ Par  $ (000's)
              ----------------------------------------------------

              Consumer Discretionary continued
              The McGraw-Hill Companies, Inc.     31,460    2,880
              Meredith Corp.                       8,300      450
              The New York Times Co. -- Class A   24,070      982
              Newell Rubbermaid, Inc.             45,592    1,103
              News Corp. -- Class A              495,100    9,239
              NIKE, Inc. -- Class B               43,500    3,945
              Nordstrom, Inc.                     23,267    1,087
              *Office Depot, Inc.                 51,757      899
              OfficeMax, Inc.                     15,500      486
              Omnicom Group, Inc.                 30,900    2,605
              Pulte Homes, Inc.                   21,100    1,346
              RadioShack Corp.                    26,300      865
              Reebok International, Ltd.           9,600      422
              Sears, Roebuck & Co.                34,250    1,748
              The Sherwin-Williams Co.            23,413    1,045
              Snap-on, Inc.                        9,517      327
              The Stanley Works                   13,650      669
              Staples, Inc.                       82,600    2,784
              *Starbucks Corp.                    66,350    4,138
              Starwood Hotels & Resorts
               Worldwide, Inc.                    34,400    2,009
              Target Corp.                       148,457    7,709
              Tiffany & Co.                       24,167      773
              *Time Warner, Inc.                 759,500   14,765
              The TJX Companies, Inc.             79,900    2,008
              *Toys R" Us, Inc.                   35,650      730
              Tribune Co.                         52,636    2,218
              *Univision Communications, Inc. --
               Class A                            53,600    1,569
              V. F. Corp.                         18,457    1,022
              Viacom, Inc. -- Class B            282,748   10,289
              Visteon Corp.                       21,483      210
              The Walt Disney Co.                338,757    9,417
              Wendy's International, Inc.         18,850      740
              Whirlpool Corp.                     11,050      765
              Yum! Brands, Inc.                   48,580    2,292
                                                          -------
                  Total                                   223,867
                                                          -------

              Consumer Staples (10.3%)
              Adolph Coors Co. -- Class B          6,200      469
              Alberto-Culver Co.                  15,050      731
              Albertson's, Inc.                   61,054    1,458
              Altria Group, Inc.                 340,322   20,794
              Anheuser-Busch Companies, Inc.     130,949    6,643
              Archer-Daniels-Midland Co.         108,503    2,421
              Avon Products, Inc.                 78,400    3,034
              Brown-Forman Corp. -- Class B       20,218      984
              Campbell Soup Co.                   68,222    2,039
              The Clorox Co.                      25,250    1,488
              The Coca-Cola Co.                  401,175   16,701
              Coca-Cola Enterprises, Inc.         77,800    1,622
              Colgate-Palmolive Co.               87,922    4,498
              ConAgra Foods, Inc.                 85,267    2,511

                                                      Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                               Shares/    Value
               Common Stocks (98.3%)            $ Par   $ (000's)
               --------------------------------------------------

               Consumer Staples continued
               Costco Wholesale Corp.            77,764    3,765
               CVS Corp.                         66,367    2,991
               General Mills, Inc.               60,367    3,001
               The Gillette Co.                 164,635    7,372
               H.J. Heinz Co.                    57,917    2,258
               Hershey Foods Corp.               40,800    2,266
               Kellogg Co.                       68,457    3,057
               Kimberly-Clark Corp.              80,856    5,321
               *The Kroger Co.                  122,505    2,149
               McCormick & Co., Inc.             22,700      876
               The Pepsi Bottling Group, Inc.    41,500    1,122
               PepsiCo, Inc.                    279,330   14,581
               The Procter & Gamble Co.         420,610   23,167
               Reynolds American, Inc.           24,500    1,926
               *Safeway, Inc.                    74,200    1,465
               Sara Lee Corp.                   130,135    3,141
               SUPERVALU, Inc.                   22,250      768
               SYSCO Corp.                      106,125    4,051
               UST, Inc.                         27,367    1,317
               Wal-Mart Stores, Inc.            702,200   37,090
               Walgreen Co.                     169,446    6,502
               Wm. Wrigley Jr. Co.               37,167    2,572
                                                         -------
                   Total                                 196,151
                                                         -------

               Energy (7.0%)
               Amerada Hess Corp.                15,200    1,252
               Anadarko Petroleum Corp.          40,962    2,655
               Apache Corp.                      54,146    2,738
               Ashland, Inc.                     11,800      689
               Baker Hughes, Inc.                55,630    2,374
               BJ Services Co.                   26,800    1,247
               Burlington Resources, Inc.        64,866    2,822
               ChevronTexaco Corp.              351,314   18,447
               ConocoPhillips                   114,410    9,934
               Devon Energy Corp.                80,600    3,137
               El Paso Corp.                    106,671    1,109
               EOG Resources, Inc.               19,660    1,403
               Exxon Mobil Corp.              1,069,656   54,830
               Halliburton Co.                   73,269    2,875
               Kerr-McGee Corp.                  25,105    1,451
               Kinder Morgan, Inc.               20,567    1,504
               Marathon Oil Corp.                57,509    2,163
               *Nabors Industries, Ltd.          24,750    1,269
               *Noble Corp.                      22,450    1,117
               Occidental Petroleum Corp.        65,420    3,818
               *Rowan Companies, Inc.            17,750      460
               Schlumberger, Ltd.                97,567    6,532
               Sunoco, Inc.                      12,150      993
               *Transocean, Inc.                 53,351    2,262
               Unocal Corp.                      43,667    1,888
               Valero Energy Corp.               42,600    1,934
               The Williams Companies, Inc.      92,300    1,504
                                                         -------
                   Total                                 132,407
                                                         -------

               Financials (20.2%)
               ACE, Ltd.                         47,100    2,014
               AFLAC, Inc.                       83,850    3,341
               The Allstate Corp                113,728    5,882

                                                   Shares/   Value
            Common Stocks (98.3%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Financials continued
            Ambac Financial Group, Inc.             18,000   1,478
            American Express Co.                   208,075  11,729
            American International Group, Inc.     431,830  28,357
            AmSouth Bancorporation                  58,855   1,524
            Aon Corp.                               52,500   1,253
            Apartment Investment and Management
             Co. -- Class A                         15,700     605
            Archstone-Smith Trust                   32,400   1,241
            Bank of America Corp.                  669,672  31,467
            The Bank of New York Co., Inc.         128,853   4,306
            BB&T Corp.                              91,600   3,852
            The Bear Stearns Companies, Inc.        17,095   1,749
            Capital One Financial Corp.             40,200   3,385
            The Charles Schwab Corp.               223,339   2,671
            The Chubb Corp.                         31,750   2,442
            Cincinnati Financial Corp.              27,834   1,232
            CIT Group, Inc.                         34,800   1,595
            Citigroup, Inc.                        860,448  41,455
            Comerica, Inc.                          28,250   1,724
            Compass Bancshares, Inc.                20,300     988
            Countrywide Financial Corp.             96,200   3,560
            *E*TRADE Group, Inc.                    61,700     922
            Equity Office Properties Trust          66,900   1,948
            Equity Residential Properties Trust     46,900   1,697
            Fannie Mae                             160,448  11,426
            Federated Investors, Inc. -- Class B    17,800     541
            Fifth Third Bancorp                     93,034   4,399
            First Horizon National Corp.            20,400     879
            Franklin Resources, Inc.                41,350   2,880
            Freddie Mac                            114,286   8,423
            Golden West Financial Corp.             50,800   3,120
            The Goldman Sachs Group, Inc.           80,300   8,354
            The Hartford Financial Services Group,
             Inc.                                   48,650   3,372
            Huntington Bancshares, Inc.             38,342     950
            J.P. Morgan Chase & Co.                590,697  23,042
            Janus Capital Group, Inc.               39,129     658
            Jefferson-Pilot Corp.                   22,634   1,176
            KeyCorp                                 67,375   2,284
            Lehman Brothers Holdings, Inc.          44,622   3,904
            Lincoln National Corp.                  28,940   1,351
            Loews Corp.                             30,767   2,163
            M&T Bank Corp.                          19,300   2,081
            Marsh & McLennan Companies, Inc.        87,380   2,875
            Marshall & Ilsley Corp.                 37,000   1,635
            MBIA, Inc.                              23,350   1,478
            MBNA Corp.                             211,815   5,971
            Mellon Financial Corp.                  70,268   2,186
            Merrill Lynch & Co., Inc.              154,400   9,228
            MetLife, Inc.                          123,436   5,000
            MGIC Investment Corp.                   16,000   1,103
            Moody's Corp.                           24,475   2,126
            Morgan Stanley                         181,513  10,078
            National City Corp.                    112,297   4,217
            North Fork Bancorporation, Inc.         78,050   2,252
            Northern Trust Corp.                    36,350   1,766
            Plum Creek Timber Co., Inc. (REIT)      30,400   1,169

Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                   Shares/   Value
            Common Stocks (98.3%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Financials continued
            The PNC Financial Services Group, Inc.  46,867    2,692
            Principal Financial Group, Inc.         50,900    2,084
            The Progressive Corp.                   33,200    2,817
            ProLogis                                30,500    1,322
            *Providian Financial Corp.              48,557      800
            Prudential Financial, Inc.              85,100    4,677
            Regions Financial Corp.                 77,030    2,741
            SAFECO Corp.                            21,050    1,100
            Simon Property Group, Inc.              36,700    2,373
            SLM Corp.                               71,242    3,804
            Sovereign Bancorp, Inc.                 57,200    1,290
            The St. Paul Travelers Companies, Inc. 111,010    4,115
            State Street Corp.                      55,300    2,716
            SunTrust Banks, Inc.                    61,433    4,539
            Synovus Financial Corp.                 51,350    1,468
            T. Rowe Price Group, Inc.               21,200    1,319
            Torchmark Corp.                         17,950    1,026
            U.S. Bancorp                           309,621    9,697
            UnumProvident Corp.                     49,131      881
            Wachovia Corp.                         265,857   13,984
            Washington Mutual, Inc.                144,787    6,122
            Wells Fargo & Co.                      280,480   17,432
            XL Capital, Ltd. -- Class A             23,000    1,786
            Zions Bancorporation                    14,900    1,014
                                                            -------
                Total                                       386,303
                                                            -------

            Health Care (12.5%)
            Abbott Laboratories                    258,250   12,047
            Aetna, Inc.                             24,477    3,054
            Allergan, Inc.                          21,767    1,765
            AmerisourceBergen Corp.                 17,400    1,021
            *Amgen, Inc.                           210,617   13,511
            Applera Corp. -- Applied Biosystems
             Group                                  32,533      680
            Bausch & Lomb, Inc.                      8,900      574
            Baxter International, Inc.             102,200    3,530
            Becton, Dickinson and Co.               41,950    2,383
            *Biogen Idec, Inc.                      55,290    3,683
            Biomet, Inc.                            41,945    1,820
            *Boston Scientific Corp.               139,972    4,976
            Bristol-Myers Squibb Co.               322,608    8,265
            C. R. Bard, Inc.                        17,400    1,113
            Cardinal Health, Inc.                   71,625    4,165
            *Caremark Rx, Inc.                      75,400    2,973
            *Chiron Corp.                           31,022    1,034
            CIGNA Corp.                             22,229    1,813
            Eli Lilly and Co.                      187,606   10,647
            *Express Scripts, Inc.                  12,600      963
            *Fisher Scientific International, Inc.  19,400    1,210
            *Forest Laboratories, Inc.              61,066    2,739
            *Genzyme Corp.                          41,100    2,387
            *Gilead Sciences, Inc.                  71,800    2,512
            Guidant Corp.                           52,788    3,806
            HCA, Inc.                               69,811    2,790
            Health Management Associates, Inc. --
             Class A                                40,400      918
            *Hospira, Inc.                          25,865      866

                                                  Shares/    Value
           Common Stocks (98.3%)                   $ Par   $ (000's)
           ---------------------------------------------------------

           Health Care continued
           *Humana, Inc.                            26,400      784
           IMS Health, Inc.                         38,467      893
           Johnson & Johnson                       492,037   31,205
           *King Pharmaceuticals, Inc.              40,066      497
           *Laboratory Corp. of America Holdings    22,900    1,141
           Manor Care, Inc.                         14,300      507
           McKesson Corp.                           48,705    1,532
           *Medco Health Solutions, Inc.            45,172    1,879
           *MedImmune, Inc.                         41,200    1,117
           Medtronic, Inc.                         200,400    9,954
           Merck & Co., Inc.                       367,720   11,819
           *Millipore Corp.                          8,200      408
           Mylan Laboratories, Inc.                 44,600      789
           PerkinElmer, Inc.                        21,200      477
           Pfizer, Inc.                          1,248,634   33,575
           Quest Diagnostics, Inc.                  16,800    1,605
           Schering-Plough Corp.                   244,150    5,098
           *St. Jude Medical, Inc.                  59,300    2,486
           Stryker Corp.                            66,700    3,218
           *Tenet Healthcare Corp.                  77,350      849
           *Thermo Electron Corp.                   26,500      800
           UnitedHealth Group, Inc.                108,372    9,540
           *Waters Corp.                            20,000      936
           *Watson Pharmaceuticals, Inc.            18,200      597
           *WellPoint, Inc.                         48,900    5,624
           Wyeth                                   221,229    9,422
           *Zimmer Holdings, Inc.                   40,637    3,256
                                                            -------
               Total                                        237,253
                                                            -------

           Industrials (11.6%)
           3M Co.                                  129,076   10,593
           *Allied Waste Industries, Inc.           52,750      490
           American Power Conversion Corp.          31,750      679
           *American Standard Companies, Inc.       35,600    1,471
           *Apollo Group, Inc. -- Class A           30,700    2,478
           Avery Dennison Corp.                     18,350    1,100
           The Boeing Co.                          139,176    7,205
           Burlington Northern Santa Fe Corp.       62,285    2,947
           Caterpillar, Inc.                        56,588    5,518
           Cendant Corp.                           174,533    4,081
           Cintas Corp.                             28,433    1,247
           Cooper Industries, Ltd. -- Class A       15,200    1,032
           CSX Corp.                                35,650    1,429
           Cummins, Inc.                             7,500      628
           Danaher Corp.                            51,200    2,939
           Deere & Co.                              41,160    3,062
           *Delta Air Lines, Inc.                   21,467      161
           Dover Corp.                              33,767    1,416
           Eaton Corp.                              25,200    1,823
           Emerson Electric Co.                     69,550    4,875
           Equifax, Inc.                            22,400      629
           FedEx Corp.                              49,820    4,907
           Fluor Corp.                              13,900      758
           General Dynamics Corp.                   33,200    3,473
           General Electric Co.                  1,752,906   63,982
           Goodrich Corp.                           19,700      643
           H&R Block, Inc.                          27,350    1,340

                                                      Index 500 Stock Portfolio

 Index 500 Stock Portfolio

                                                   Shares/    Value
          Common Stocks (98.3%)                     $ Par   $ (000's)
          -----------------------------------------------------------

          Industrials continued
          Honeywell International, Inc.             142,650    5,051
          Illinois Tool Works, Inc.                  49,000    4,541
          Ingersoll-Rand Co. -- Class A              28,580    2,295
          ITT Industries, Inc.                       15,300    1,292
          L-3 Communications Holdings, Inc.          19,100    1,399
          Lockheed Martin Corp.                      73,408    4,078
          Masco Corp.                                74,300    2,714
          *Monster Worldwide, Inc.                   19,767      665
          *Navistar International Corp.              11,550      508
          Norfolk Southern Corp.                     65,657    2,376
          Northrop Grumman Corp.                     61,020    3,317
          PACCAR, Inc.                               28,807    2,318
          Pall Corp.                                 20,550      595
          Parker-Hannifin Corp.                      19,775    1,498
          Pitney Bowes, Inc.                         38,237    1,770
          *Power-One, Inc.                           13,900      124
          R. R. Donnelley & Sons Co.                 36,434    1,286
          Raytheon Co.                               75,000    2,912
          Robert Half International, Inc.            28,740      846
          Rockwell Automation, Inc.                  30,550    1,514
          Rockwell Collins, Inc.                     29,250    1,154
          Ryder System, Inc.                         10,700      511
          Southwest Airlines Co.                    129,267    2,104
          Textron, Inc.                              22,850    1,686
          Tyco International, Ltd.                  333,508   11,920
          Union Pacific Corp.                        43,060    2,896
          United Parcel Service, Inc. -- Class B    185,800   15,878
          United Technologies Corp.                  84,767    8,761
          W.W. Grainger, Inc.                        14,900      993
          Waste Management, Inc.                     94,885    2,841
                                                             -------
              Total                                          220,749
                                                             -------

          Information Technology (15.8%)
          *ADC Telecommunications, Inc.             134,150      360
          Adobe Systems, Inc.                        39,525    2,480
          *Advanced Micro Devices, Inc.              64,000    1,409
          *Affiliated Computer Services, Inc. --
           Class A                                   21,300    1,282
          *Agilent Technologies, Inc.                80,537    1,941
          *Altera Corp.                              61,711    1,277
          Analog Devices, Inc.                       62,357    2,302
          *Andrew Corp.                              26,637      363
          *Apple Computer, Inc.                      66,700    4,295
          *Applied Materials, Inc.                  281,600    4,815
          *Applied Micro Circuits Corp.              51,100      215
          Autodesk, Inc.                             38,068    1,445
          Automatic Data Processing, Inc.            96,550    4,282
          *Avaya, Inc.                               75,916    1,306
          *BMC Software, Inc.                        36,760      684
          *Broadcom Corp. -- Class A                 54,600    1,762
          *CIENA Corp.                               94,800      317
          *Cisco Systems, Inc.                    1,091,800   21,072
          *Citrix Systems, Inc.                      28,120      690
          Computer Associates International, Inc.    97,092    3,016
          *Computer Sciences Corp.                   31,350    1,767
          *Compuware Corp.                           64,157      415
          *Comverse Technology, Inc.                 32,800      802
          *Convergys Corp.                           23,450      352

                                                   Shares/    Value
          Common Stocks (98.3%)                     $ Par   $ (000's)
          -----------------------------------------------------------

          Information Technology continued
          *Corning, Inc.                            232,500    2,737
          *Dell, Inc.                               411,933   17,359
          *Electronic Arts, Inc.                     50,600    3,121
          Electronic Data Systems Corp.              85,167    1,967
          *EMC Corp.                                397,274    5,907
          First Data Corp.                          137,632    5,855
          *Fiserv, Inc.                              32,425    1,303
          *Freescale Semiconductor Inc. --
           Class B                                   64,623    1,186
          *Gateway, Inc.                             61,950      372
          Hewlett-Packard Co.                       500,726   10,500
          Intel Corp.                             1,048,363   24,521
          International Business Machines Corp.     276,039   27,211
          *Intuit, Inc.                              31,100    1,369
          *Jabil Circuit, Inc.                       33,367      854
          *JDS Uniphase Corp.                       239,400      759
          *KLA-Tencor Corp.                          32,400    1,509
          *Lexmark International, Inc. -- Class A    21,400    1,819
          Linear Technology Corp.                    50,950    1,975
          *LSI Logic Corp.                           63,800      350
          *Lucent Technologies, Inc.                732,936    2,756
          Maxim Integrated Products, Inc.            53,900    2,285
          *Mercury Interactive Corp.                 14,000      638
          *Micron Technology, Inc.                  101,550    1,254
          Microsoft Corp.                         1,802,600   48,146
          Molex, Inc.                                31,250      938
          Motorola, Inc.                            403,677    6,943
          National Semiconductor Corp.               59,386    1,066
          *NCR Corp.                                 15,500    1,073
          *Network Appliance, Inc.                   59,500    1,977
          *Novell, Inc.                              62,300      421
          *Novellus Systems, Inc.                    23,200      647
          *NVIDIA Corp.                              27,600      650
          *Oracle Corp.                             850,325   11,666
          *Parametric Technology Corp.               44,580      263
          Paychex, Inc.                              62,735    2,138
          *PMC-Sierra, Inc.                          29,500      332
          *QLogic Corp.                              15,350      564
          QUALCOMM, Inc.                            271,734   11,522
          Sabre Holdings Corp. -- Class A            22,467      498
          *Sanmina-SCI Corp.                         86,400      732
          Scientific-Atlanta, Inc.                   25,400      838
          *Siebel Systems, Inc.                      84,300      885
          *Solectron Corp.                          161,000      858
          *Sun Microsystems, Inc.                   557,597    3,000
          *SunGard Data Systems, Inc.                47,900    1,357
          *Symantec Corp.                           105,200    2,710
          Symbol Technologies, Inc.                  39,850      689
          Tektronix, Inc.                            14,960      452
          *Tellabs, Inc.                             76,592      658
          *Teradyne, Inc.                            32,150      549
          Texas Instruments, Inc.                   286,500    7,054
          *Unisys Corp.                              55,650      567
          *VERITAS Software Corp.                    70,032    1,999
          *Xerox Corp.                              158,100    2,689
          Xilinx, Inc.                               57,800    1,714
          *Yahoo!, Inc.                             228,000    8,591
                                                             -------
              Total                                          300,442
                                                             -------

Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                    Shares/   Value
           Common Stocks (98.3%)                     $ Par  $ (000's)
           ----------------------------------------------------------

           Materials (3.0%)
           Air Products and Chemicals, Inc.          37,667   2,184
           Alcoa, Inc.                              144,307   4,534
           Allegheny Technologies, Inc.              15,817     343
           Ball Corp.                                18,632     819
           Bemis Co., Inc.                           17,700     515
           The Dow Chemical Co.                     156,309   7,740
           E. I. du Pont de Nemours and Co.         164,628   8,076
           Eastman Chemical Co.                      12,925     746
           Ecolab, Inc.                              42,700   1,500
           Engelhard Corp.                           20,300     623
           Freeport-McMoRan Copper & Gold,
            Inc. -- Class B                          29,581   1,131
           Georgia-Pacific Corp.                     42,804   1,604
           Great Lakes Chemical Corp.                 8,500     242
           *Hercules, Inc.                           18,600     276
           International Flavors & Fragrances, Inc.  15,600     668
           International Paper Co.                   80,666   3,388
           Louisiana-Pacific Corp.                   18,200     487
           MeadWestvaco Corp.                        33,579   1,138
           Monsanto Co.                              43,853   2,436
           Newmont Mining Corp.                      73,580   3,268
           Nucor Corp.                               26,366   1,380
           *Pactiv Corp.                             24,600     622
           Phelps Dodge Corp.                        15,824   1,565
           PPG Industries, Inc.                      28,467   1,940
           Praxair, Inc.                             53,800   2,375
           Rohm and Haas Co.                         37,280   1,649
           *Sealed Air Corp.                         13,821     736
           Sigma-Aldrich Corp.                       11,400     689
           Temple-Inland, Inc.                        9,300     636
           United States Steel Corp.                 18,850     966
           Vulcan Materials Co.                      17,000     928
           Weyerhaeuser Co.                          39,780   2,674
                                                             ------
               Total                                         57,878
                                                             ------

           Telecommunication Services (3.2%)
           ALLTEL Corp.                              50,357   2,959
           AT&T Corp.                               132,007   2,516
           BellSouth Corp.                          303,765   8,442
           CenturyTel, Inc.                          22,300     791
           Citizens Communications Co.               55,600     767
           *Nextel Communications, Inc. -- Class A  184,250   5,528
           *Qwest Communications International,
            Inc.                                    301,135   1,337
           SBC Communications, Inc.                 549,747  14,166
           Sprint Corp.                             243,889   6,061
           Verizon Communications, Inc.             459,142  18,599
                                                             ------
               Total                                         61,166
                                                             ------

           Utilities (2.9%)
           *The AES Corp.                           107,600   1,471
           *Allegheny Energy, Inc.                   22,800     449

                                                  Shares/     Value
           Common Stocks (98.3%)                   $ Par    $ (000's)
           ----------------------------------------------------------

           Utilities continued
           Ameren Corp.                              32,267     1,618
           American Electric Power Co., Inc.         65,640     2,254
           *Calpine Corp.                            88,560       349
           Centerpoint Energy, Inc.                  51,062       577
           Cinergy Corp.                             30,084     1,252
           *CMS Energy Corp.                         32,300       338
           Consolidated Edison, Inc.                 40,150     1,757
           Constellation Energy Group, Inc.          29,200     1,276
           Dominion Resources, Inc.                  54,995     3,725
           DTE Energy Co.                            28,850     1,244
           Duke Energy Corp.                        158,630     4,018
           *Dynegy, Inc. -- Class A                  63,000       291
           Edison International                      54,020     1,730
           Entergy Corp.                             37,109     2,508
           Exelon Corp.                             109,824     4,841
           FirstEnergy Corp.                         54,665     2,160
           FPL Group, Inc.                           30,757     2,299
           KeySpan Corp.                             26,600     1,049
           Nicor, Inc.                                7,350       272
           NiSource, Inc.                            44,873     1,022
           Peoples Energy Corp.                       6,200       272
           *PG&E Corp.                               66,825     2,224
           Pinnacle West Capital Corp.               15,200       675
           PPL Corp.                                 31,334     1,669
           Progress Energy, Inc.                     40,992     1,854
           Public Service Enterprise Group, Inc.     39,436     2,042
           Sempra Energy                             38,702     1,420
           The Southern Co.                         122,600     4,110
           TECO Energy, Inc.                         33,100       508
           TXU Corp.                                 39,865     2,574
           Xcel Energy, Inc.                         66,420     1,209
                                                            ---------
               Total                                           55,057
                                                            ---------
               Total Common Stocks
                (Cost: $1,382,618)                          1,871,273
                                                            ---------

           Money Market Investments (1.6%)
           ----------------------------------------------------------

           Federal Government & Agencies (0.2%)
           (b)Federal Home Loan Mortgage Corp.,
            2.42%, 3/22/05                        3,000,000     2,985
                                                            ---------
               Total                                            2,985
                                                            ---------

           Finance Services (0.5%)
           (b)Preferred Receivable Funding,
            2.25%, 1/6/05                        10,000,000     9,997
                                                            ---------
               Total                                            9,997
                                                            ---------

           Personal Credit Institutions (0.5%)
           (b)Rabobank Financial Corp.,
            2.17%, 1/4/05                        10,000,000     9,998
                                                            ---------
               Total                                            9,998
                                                            ---------


                                                      Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                  Shares/    Value
           Money Market Investments (1.6%)         $ Par   $ (000's)
           ---------------------------------------------------------

           Short Term Business Credit (0.4%)
           (b)CXC Inc., 2.20%, 1/3/05            7,500,000     7,499
                                                           ---------
               Total                                           7,499
                                                           ---------

               Total Money Market Investments
                (Cost: $30,478)                               30,479
                                                           ---------

               Total Investments (99.9%)
                (Cost $1,413,096)(a)                       1,901,752
                                                           ---------

               Other Assets, Less Liabilities (0.1%)           2,370
                                                           ---------

               Total Net Assets (100.0%)                   1,904,122
                                                           ---------

* Non-Income Producing

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $1,417,226 and the net unrealized appreciation of investments based on that cost was $484,526 which is comprised of $641,921 aggregate gross unrealized appreciation and $157,395 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                           Unrealized
                                                          Appreciation/
                                     Number of Expiration Depreciation
        Issuer (000's)               Contracts    Date       (000's)
        ---------------------------------------------------------------
        S&P 500 Index Futures           100       3/05        $472
        (Total Notional Value at
         December 31, 2004, $29,871)

    The Accompanying Notes are an Integral Part of the Financial Statements

Index 500 Stock Portfolio

 Asset Allocation Portfolio


--------------------------------------------------------------------------------

Objective:                                 Portfolio Strategy:                                      Net Assets:
Realize highest total return, including    Flexible policy of allocating assets among stocks, bonds $197 million
current income and capital appreciation,   and cash, with mix adjusted to capitalize on changing
consistent with reasonable investment risk financial markets and economic conditions.

The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among equity securities, debt investments, and cash or cash equivalents. The Asset Allocation Portfolio invests in six categories of assets: large capitalization stocks, small capitalization stocks, foreign stocks, investment grade bonds, below investment grade bonds, and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed by an investment professional with expertise in that category. The Portfolio is managed to maintain broad diversification, while blending asset classes to achieve both capital appreciation and current income.

Comparison of returns of the Asset Allocation Portfolio with stock or bond indices is of limited usefulness because there is no index that includes both equity and debt securities. The Portfolio's performance is generally a blend of stock and bond performance. For the year ended December 31, 2004, the Asset Allocation Portfolio had a total return of 10.02%. The return was below the return of 10.88% for the S&P 500 Index, but above the return of the bond benchmark, the Merrill Lynch Domestic Master Index, which had a return of 4.34%. (These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio outperformed its peer group, Flexible Portfolio Funds, which had an average return of 8.25% for the same period, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency.

Stocks, which had a spectacular year in 2003, experienced very nice gains again for the year ended December 31, 2004. As the cyclical recovery continued, returns on large capitalization stocks lagged for the second year in a row, as investors sought higher returns in riskier equities including small cap and international stocks. The majority of the gains in all segments of the market came in the fourth quarter alone. Earlier in the year the stock market languished, as a number of economic concerns dampened investors' spirits. A combination of rising oil prices, a weakening dollar, rising interest rates, the Iraqi war, and the upcoming presidential election put a drag on the economy and the market. But in the fourth quarter, especially following the November elections, the market experienced a dramatic turnaround. A significant drop in oil prices beginning in October also served as a catalyst for the change, and the gains made during the fourth quarter accounted for most of the gain for the year. The fourth quarter alone accounted for 9.23% of the S&P 500 Index's 2004 annual gain of 10.88%.

Bonds also posted positive returns in 2004, and high yield bonds significantly outperformed investment grade bonds for the second year in a row. The bond market experienced significant fluctuations during the year, however. Short-term interest rates began to rise in April, after a sustained period in which they had remained at 45-year lows, and the second quarter of 2004 was the worst quarter for bond returns since 1980. Reversing course in the third quarter -- an unusual time in which bond prices rose while short-term interest rates were moving up -- bonds had their best quarter in two years. The fourth quarter of 2004 was typified by generally rising yields, with the rise most acute at the front end of the yield curve, and the yield curve continued to flatten. With the economy seemingly on stable footing -- growing not too fast and not too slow -- the incremental yields of both high grade corporates and high yield bonds looked appealing. Overall for the year, the Treasury yield curve flattened and corporate credit spreads tightened as bond investors looking for higher yields took on more credit risk rather than locking in longer term bonds.

Adding to the Portfolio's return in 2004 was an overweight position in foreign stocks, which benefited from strength in most international stock markets and from the weaker dollar. International stocks, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index, returned 20.70% for the year. Seeing more potential in international stocks than in domestic stocks, we made a conscious decision to add to this position, and at year end, 16% of the Portfolio was invested in foreign stocks compared to 15.0% at the beginning of the year. A substantial position in small-capitalization stocks (12.8% of assets at year end) also helped the Portfolio's performance, as riskier securities outperformed high quality stocks for the year. Small cap stocks were the best performing asset class in 2004, as measured by the S&P 600 SmallCap Index, which gained 22.65% for the year. A neutral weighting in large cap domestic stocks (32%, including futures, at year end), which underperformed riskier small-cap and mid-cap stocks during the year, was a slight drag on performance. The Portfolio's weighting in investment grade bonds, which was too high given the environment that rewarded riskier assets, was also a negative for the year. At year end, the Portfolio held approximately 28% of its assets in investment grade bonds and approximately 7% in below-investment grade bonds.

As we enter the first quarter of 2005, we see no obvious valuation anomalies among asset classes, and the Portfolio is staying close to neutral. A modest overweight position in equities is an indication of the team's view that stocks still look relatively inexpensive compared to bonds. The variability of returns in many asset classes in recent years provides convincing evidence of the advantage of a diversified portfolio. This Portfolio gives investors the advantage of ongoing analysis of all market sectors, with shifts among sectors as appropriate for market conditions. We will continue to evaluate each asset class individually and comparatively, and choose the asset allocation we believe is likely to maximize overall long-term returns.


                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


--------------------------------------------------------------------------------


                                    [CHART]

                              Relative Performance


                            Merrill Lynch     Merrill Lynch
         Asset Allocation   Domestic Master    Three Months
           Portfolio            Index          T-Bill Index  S&P 500 Index
         ----------------   ---------------   -------------  -------------
 7/01      $10,000             $10,000           $10,000       $10,000
12/01        9,770              10,240            10,139         9,538
12/02        8,768              11,306            10,320         7,431
12/03       10,577              11,772            10,438         9,562
12/04       11,660              10,601            12,283        10,577

                           Average Annual Total Return
                      For Periods Ended December 31, 2004

                                                                   Since
                                                     1 Year      Inception*
Asset Allocation Portfolio                           10.02%        4.59%
S&P 500 Index                                        10.88%        1.72%
Merrill Lynch Domestic Master Index                   4.34%        6.20%
Merrill Lynch Three Months T-Bill Index               1.33%        1.65%
Flexible Portfolio Funds Lipper Average               8.25%          -

*inception date of 7/31/01


The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other Portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account Report.

In the graph, the Portfolio is compared against three indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2004, the 500 companies in the composite had a median market capitalization of $10.6 billion and a total market value of $11.2 trillion. The S&P 500 represents approximately 60.2% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities.

The Merrill Lynch Three Months T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source: Lipper, Inc.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Small or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.



                                     [CHART]

                          Sector Allocation 12/31/04

              Large Cap Stocks (including index futures)      32%
              Investment Grade Bonds                          28%
              Foreign Stocks                                  16%
              Small Cap Stocks                                13%
              Below Investment Grade Bonds                     7%
              Short-Term Investments & Other Net Assets        4%




Sector Allocation is based on Net Assets.
Sector Allocation is subject to change.

No investment strategy can guarantee a profit or protect against a loss.

Asset Allocation Portfolio

 Asset Allocation Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,078.00       $3.31
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,021.64       $3.22
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

             Domestic Common Stocks, Options and Shares/   Value
             Warrants (36.5%)                     $ Par  $ (000's)
             -----------------------------------------------------

             Large Cap Common Stocks (23.8%)
             -----------------------------------------------------

             Consumer Discretionary (4.7%)
             *Bed Bath & Beyond, Inc.             8,300      331
             Best Buy Co., Inc.                   4,600      273
             Carnival Corp.                       8,800      507
             *Comcast Corp. -- Class A            8,500      283
             DaimlerChrysler AG                   4,700      226
             *eBay, Inc.                          3,000      349
             Fortune Brands, Inc.                11,300      872
             Harley-Davidson, Inc.                7,200      437
             J. C. Penney Co., Inc.              13,400      555
             *Kohl's Corp.                        6,900      339
             Lowe's Companies, Inc.               3,200      184
             McDonald's Corp.                    12,100      388
             The McGraw-Hill Companies, Inc.      5,600      513
             News Corp., Inc. -- Class A         20,400      381
             NIKE, Inc. -- Class B                5,400      490
             Omnicom Group, Inc.                  6,800      573
             PETsMART, Inc.                       9,200      327
             Staples, Inc.                       14,400      485
             Target Corp.                        17,700      920
             *Time Warner, Inc.                  21,200      412
             Viacom, Inc. -- Class B             12,900      469
                                                           -----
                 Total Consumer Discretionary              9,314
                                                           -----

             Consumer Staples (1.9%)
             Altria Group, Inc.                  14,700      899
             Anheuser-Busch Companies, Inc.       6,100      309
             Avon Products, Inc.                 10,000      387
             PepsiCo, Inc.                       12,900      673
             The Procter & Gamble Co.             6,000      330
             Wal-Mart Stores, Inc.               15,200      803
             Walgreen Co.                         9,500      365
                                                           -----
                 Total Consumer Staples                    3,766
                                                           -----

             Energy (1.5%)
             BP PLC, ADR                          3,800      222
             ConocoPhillips                       5,600      486
             EOG Resources, Inc.                  7,400      528
             Exxon Mobil Corp.                   15,500      795
             Halliburton Co.                     12,300      483
             *Noble Corp.                         8,500      423
                                                           -----
                 Total Energy                              2,937
                                                           -----

             Financials (3.7%)
             American Express Co.                 7,200      406
             American International Group, Inc.  10,900      716
             Capital One Financial Corp.          3,600      303
             The Chubb Corp.                      6,400      492
             Citigroup, Inc.                     15,100      728
             Countrywide Financial Corp.          3,898      144
             Freddie Mac                          3,300      243
             The Goldman Sachs Group, Inc.        4,300      447
             Legg Mason, Inc.                     3,700      271

                                                    Shares/   Value
          Large Cap Common Stocks (23.8%)            $ Par  $ (000's)
          -----------------------------------------------------------

          Financials continued
          Lehman Brothers Holdings, Inc.             5,400      472
          Morgan Stanley                             8,600      477
          Prudential Financial, Inc.                 9,400      517
          U.S. Bancorp                              17,300      542
          Wachovia Corp.                             7,900      416
          Wells Fargo & Co.                         16,900    1,051
                                                              -----
              Total Financials                                7,225
                                                              -----

          Health Care (3.6%)
          Abbott Laboratories                        9,800      457
          *Amgen, Inc.                              12,800      821
          *Boston Scientific Corp.                   9,900      352
          *Caremark Rx, Inc.                        11,300      446
          Eli Lilly and Co.                          6,300      358
          *Fisher Scientific International, Inc.     3,700      231
          *Genentech, Inc.                           6,600      359
          *Gilead Sciences, Inc.                    10,900      381
          Guidant Corp.                              1,600      115
          Johnson & Johnson                         12,900      818
          Medtronic, Inc.                           13,000      646
          Pfizer, Inc.                              25,300      680
          *St. Jude Medical, Inc.                    8,000      335
          Teva Pharmaceutical Industries, Ltd., ADR 14,800      442
          UnitedHealth Group, Inc.                   2,700      238
          *Zimmer Holdings, Inc.                     5,300      425
                                                              -----
              Total Health Care                               7,104
                                                              -----

          Industrials (1.9%)
          Canadian National Railway Co.             10,700      655
          Caterpillar, Inc.                          3,100      302
          FedEx Corp.                                2,800      276
          General Electric Co.                      48,700    1,778
          Tyco International, Ltd.                  14,200      508
          United Parcel Service, Inc. -- Class B     3,300      282
                                                              -----
              Total Industrials                               3,801
                                                              -----

          Information Technology (5.2%)
          *Accenture Ltd. -- Class A                12,700      343
          *Affiliated Computer Services, Inc. --
           Class A                                   9,300      560
          Analog Devices, Inc.                       9,600      354
          *ASML Holding N.V.                        24,300      387
          *Broadcom Corp. -- Class A                 6,700      216
          *Cisco Systems, Inc.                      41,600      802
          *Dell, Inc.                               18,800      792
          First Data Corp.                          13,700      583
          *Fiserv, Inc.                              8,100      326
          *Google, Inc. -- Class A                     900      174
          Hewlett-Packard Co.                       15,800      331
          Intel Corp.                               24,900      582
          International Business Machines Corp.      5,900      582
          *Lexmark International, Inc. -- Class A    5,200      442
          Microsoft Corp.                           53,300    1,423
          National Semiconductor Corp.              16,900      303

Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                   Shares/   Value
           Large Cap Common Stocks (23.8%)          $ Par  $ (000's)
           ---------------------------------------------------------

           Information Technology continued
           SAP AG -- Sponsored ADR                  5,700      252
           *Symantec Corp.                          7,000      180
           Taiwan Semiconductor Manufacturing
            Co., Ltd., ADR                         25,288      215
           *Telefonaktiebolget LM Ericsson         12,500      394
           Texas Instruments, Inc.                 11,200      276
           *VeriSign, Inc.                          8,700      292
           *Yahoo!, Inc.                           10,366      391
                                                            ------
               Total Information Technology                 10,200
                                                            ------

           Materials (1.0%)
           Alcoa, Inc.                             25,300      795
           Newmont Mining Corp.                     5,500      244
           Praxair, Inc.                           11,600      512
           Weyerhaeuser Co.                         7,500      504
                                                            ------
               Total Materials                               2,055
                                                            ------

           Other Holdings (0.1%)
           *Nasdaq-100 Trust, Series 1              3,700      148
                                                            ------
               Total Other Holdings                            148
                                                            ------

           Telecommunication Services (0.2%)
           Vodafone Group PLC, ADR                 17,300      474
                                                            ------
               Total Telecommunication Services                474
                                                            ------

               Total Large Cap Common Stocks                47,024
                                                            ------

           Small Cap Common Stocks (12.7%)
           ---------------------------------------------------------

           Consumer Discretionary (2.4%)
           *AnnTaylor Stores Corp.                 10,425      224
           Choice Hotels International, Inc.        3,100      180
           *Coach, Inc.                             4,300      243
           *Digital Theater Systems, Inc.           9,200      185
           *eLong, Inc. -- Sponsored ADR            4,346       81
           Garmin, Ltd.                             4,300      262
           *Hibbett Sporting Goods, Inc.            5,300      141
           Jones Apparel Group, Inc.                5,100      187
           *Lamar Advertising Co. -- Class A        7,700      329
           Leggett & Platt, Inc.                   18,800      534
           Michaels Stores, Inc.                   15,400      462
           *O'Reilly Automotive, Inc.              17,300      779
           Orient-Express Hotel, Ltd. -- Class A   12,800      263
           *Pinnacle Entertainment, Inc.           18,500      366
           Polaris Industries, Inc.                 2,400      163
           *Sharper Image Corp.                     6,000      113
           The Talbots, Inc.                        6,500      177
           *Westwood One, Inc.                      4,300      116
                                                            ------
               Total Consumer Discretionary                  4,805
                                                            ------

           Energy (0.6%)
           BJ Services Co.                          5,100      237
           *National-Oilwell, Inc.                  8,800      311
           Patterson-UTI Energy, Inc.              15,900      309
           *Quicksilver Resources, Inc.             3,600      132
           *Smith International, Inc.               4,400      239
                                                            ------
               Total Energy                                  1,228
                                                            ------

                                                     Shares/   Value
          Small Cap Common Stocks (12.7%)             $ Par  $ (000's)
          ------------------------------------------------------------

          Financials (1.0%)
          Assured Guaranty, Ltd.                      7,000      138
          BankAtlantic Bancorp, Inc. -- Class A       7,000      139
          *CapitalSource, Inc.                        7,900      203
          Investors Financial Services Corp.         15,000      750
          Main Street Banks, Inc.                     2,300       80
          Old Republic International Corp.           10,150      257
          *Silicon Valley Bancshares                  3,700      166
          *Trammell Crow Co.                          9,800      177
                                                               -----
              Total Financials                                 1,910
                                                               -----

          Health Care (3.7%)
          *Angiotech Pharmaceuticals, Inc.            9,600      177
          *Caremark Rx, Inc.                         11,936      471
          *Cytyc Corp.                                8,300      229
          *DaVita, Inc.                              49,750    1,966
          Health Management Associates, Inc. --
           Class A                                   15,800      359
          *Impax Laboratories, Inc.                   8,800      140
          *Kinetic Concepts, Inc.                     5,800      443
          *Kyphon, Inc.                               7,100      183
          *Lincare Holdings, Inc.                    14,500      618
          *Patterson Companies, Inc.                 17,800      772
          *Psychiatric Solutions, Inc.                8,800      322
          *Radiation Therapy Services, Inc.           9,100      155
          *Renal Care Group, Inc.                    14,600      525
          Select Medical Corp.                       10,500      185
          *Thermo Electron Corp.                      8,900      269
          *Varian Medical Systems, Inc.               5,600      242
                                                               -----
              Total Health Care                                7,056
                                                               -----

          Industrials (1.8%)
          *Arbinet Holdings, Inc.                       800       20
          Brady Corp. -- Class A                      2,000      125
          C.H. Robinson Worldwide, Inc.               8,200      455
          Cintas Corp.                                2,700      118
          The Corporate Executive Board Co.           5,000      335
          *Forward Air Corp.                          5,200      232
          *HouseValues, Inc.                          1,010       15
          *Intersections, Inc.                       11,700      202
          Knight Transportation, Inc.                18,825      467
          L-3 Communications Holdings, Inc.           3,300      242
          Manpower, Inc.                              1,600       77
          *Marlin Business Services, Inc.             7,300      139
          MSC Industrial Direct Co., Inc. -- Class A 11,600      417
          Pentair, Inc.                               3,100      135
          Robert Half International, Inc.             9,200      271
          Teleflex, Inc.                              6,600      343
                                                               -----
              Total Industrials                                3,593
                                                               -----

          Information Technology (3.2%)
          *Activision, Inc.                           7,700      155
          *Amdocs, Ltd.                               9,700      255
          *Avaya, Inc.                               15,200      261
          CDW Corp.                                   4,100      272
          *Cogent, Inc.                               5,100      168
          *Cognos, Inc.                               8,500      375
          *Cree, Inc.                                 4,400      176
          *Digital River, Inc.                        6,200      258

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                   Shares/   Value
           Small Cap Common Stocks (12.7%)          $ Par  $ (000's)
           ---------------------------------------------------------

           Information Technology continued
           *Essex Corp.                             6,500      132
           *Genesis Microchip, Inc.                11,500      187
           Harris Corp.                             3,500      216
           *Hewitt Associates, Inc.                 8,300      266
           *Integrated Circuit Systems, Inc.        9,800      205
           *iPayment, Inc.                          3,400      168
           *Kanbay International, Inc.              1,900       59
           *KLA-Tencor Corp.                        2,600      121
           *Kronos Inc.                             4,600      235
           *Lam Research Corp.                     10,000      289
           Microchip Technology, Inc.               9,300      248
           *NAVTEQ Corp.                            2,500      116
           Paychex, Inc.                            8,200      279
           *QLogic Corp.                            3,300      121
           *Semtech Corp.                           5,500      120
           *Silicon Laboratories, Inc.              5,500      194
           *Tekelec                                 5,900      121
           *Tessera Technologies, Inc.              9,800      365
           *Verint Systems, Inc.                    4,400      160
           *VeriSign, Inc.                          5,600      188
           *Westell Technologies, Inc. -- Class A  16,700      114
           *Zebra Technologies Corp. -- Class A     8,100      456
                                                            ------
               Total Information Technology                  6,280
                                                            ------

               Total Small Cap Common Stocks                24,872
                                                            ------

           Call Options and Warrants (0.0%)
           ---------------------------------------------------------

           Foods (0.0%)
           B&G Foods, Inc. -- EIS                   3,875       58
                                                            ------
               Total Foods                                      58
                                                            ------

           Information Technology (0.0%)
           Belluna Co., Ltd. -- Warrants              307        1
           C/O Kontron AG, expiring 3/14/05 @ 6.67    296        0
                                                            ------
               Total Information Technology                      1
                                                            ------

           Telecommunications (0.0%)
           American Tower Corp.                       100        2
           IWO Holdings, Inc. 144A                     50        0
                                                            ------
               Total Telecommunications                          2
                                                            ------
               Total Call Options and Warrants                  61
                                                            ------

               Total Domestic Common Stocks, Options
                and Warrants
                (Cost: $59,479)                             71,957
                                                            ------

              Foreign Common Stocks (16.5%) Country
              ----------------------------------------------------

              Basic Materials (0.9%)
               BASF AG                      Germany      3,460 249
               CRH PLC                      Ireland      8,356 224
               K+S AG                       Germany      3,380 180
               Nippon Steel Corp.           Japan       83,000 203
               Stora Enso OYJ               Finland     14,540 223
               Sumitomo Chemical Co., Ltd.  Japan       42,000 206
               *Syngenta AG                 Switzerland  2,620 278

             Foreign Common                       Shares/   Value
             Stocks (16.5%)        Country         $ Par  $ (000's)
             ------------------------------------------------------

             Basic Materials continued
             *Umicore -- Strip
              VVPR                 Belgium             75       0
             Wienerberger AG       Austria          6,131     293
                                                            -----
                 Total Basic Materials                      1,856
                                                            -----

             Conglomerates (0.8%)
             Grupo Ferrovial SA    Spain            7,220     386
             iShares MSCI EAFE
              Index Fund           United States    3,280     526
             Nomura TOPIX
              Exchange Traded
              Fund                 Japan           22,400     253
             Vinci SA              France           2,580     346
                                                            -----
                 Total Conglomerates                        1,511
                                                            -----

             Consumer Cyclical (3.6%)
             Beru AG               Germany            350      32
             Bridgestone Corp.     Japan           10,000     199
             Bulgari SPA           Italy           18,620     230
             Burberry Group PLC    United Kingdom  26,310     203
             Carnival Corp.        United Kingdom   4,695     271
             Edgars Consolidated
              Stores, Ltd.         South Africa     3,982     214
             Esprit Holdings, Ltd. Hong Kong       55,500     333
             Four Seasons Hotels,
              Inc.                 Canada           1,530     125
             Hilton Group PLC      United Kingdom  31,070     170
             *Hyundai Motor Co.    Korea            4,840     259
             Intercontinental
              Hotels Group PLC     United Kingdom  13,919     173
             Lagardere S.C.A.      France           3,050     220
             Lottomatica SPA       Italy            8,135     298
             Mediaset SPA          Italy            6,810      86
             Next PLC              United Kingdom  15,580     495
             NHK Spring Co., Ltd.  Japan           25,000     171
             Nissan Motor Co.,
              Ltd.                 Japan           17,100     186
             Nobia AB              Sweden          15,735     260
             Nokian Renkaat OYJ    Finland          1,845     280
             Opap SA               Greece           9,485     262
             Punch Taverns PLC     United Kingdom  24,600     326
             Ryohin Keikaku Co.,
              Ltd.                 Japan            4,200     211
             Signet Group PLC      United Kingdom  98,745     209
             Square Enix Co., Ltd. Japan            7,300     216
             Swatch Group AG       Switzerland      1,675     246
             Techtronic Industries
              Co.                  Hong Kong      116,500     255
             *Urbi Desarrollos
              Urbanos SA           Mexico          22,815     100
             USS Co., Ltd.         Japan            2,410     202
             *Vivendi Universal SA France           7,910     253
             Walmart de Mexico
              -- Series V          Mexico          50,645     174
             Wolseley PLC          United Kingdom  11,000     206
                                                            -----
                 Total Consumer Cyclical                    6,865
                                                            -----

Asset Allocation Portfolio

 Asset Allocation Portfolio


             Foreign Common                       Shares/   Value
             Stocks (16.5%)        Country         $ Par  $ (000's)
             ------------------------------------------------------

             Consumer Non-Cyclical (1.3%)
             Axfood AB             Sweden           5,650     191
             *Cott Corp. ADR       Canada           5,610     139
             *GEOX SPA             Italy           15,730     122
             Metro AG              Germany          2,065     114
             Natura Cosmeticos
              SA                   Brazil           7,820     228
             Nestle SA             Switzerland        605     158
             Puma AG               Germany          1,440     394
             Reckitt Benckiser
              PLC                  United Kingdom   7,890     238
             *Royal Numico NV      Netherlands      5,725     206
             SABMiller PLC         United Kingdom  11,965     198
             Swedish Match AB      Sweden          27,200     315
             Tesco PLC             United Kingdom  54,555     338
                                                            -----
                 Total Consumer Non-Cyclical                2,641
                                                            -----

             Energy (0.9%)
             BG Group PLC          United Kingdom  38,280     260
             BP PLC                United Kingdom  19,620     191
             EnCana Corp.          Canada           4,375     250
             Eni SPA               Italy           10,420     261
             Suncor Energy, Inc.   Canada           1,930      69
             Technip SA            France           1,538     285
             *TGS Nopec
              Geophysical Co. ASA  Norway           3,990     102
             Total SA              France             770     168
             *Western Oil Sands,
              Inc.                 Canada           5,590     195
                                                            -----
                 Total Energy                               1,781
                                                            -----

             Financials (3.3%)
             *Admiral Group PLC    United Kingdom   4,515      28
             Aktiv Kapital ASA     Norway             200       4
             Allianz AG            Germany            780     103
             Alpha Bank AE         Greece           7,842     274
             AMP, Ltd.             Australia       51,445     291
             Anglo Irish Bank
              Corp. PLC            Ireland         23,858     581
             Banca Fideuram SPA    Italy           32,340     167
             *Banco Espanol de
              Credito SA           Spain           16,495     236
             Banco Popolare Di
              Verona               Italy           13,705     279
             Bangkok Bank PCL      Thailand        17,000      50
             Bank of Yokohama      Japan           35,000     221
             Bank Rakyat
              Indonesia            Indonesia      947,000     293
             BNP Paribas           France           3,080     223
             Chiba Bank, Ltd.      Japan           29,000     194
             Credit Saison Co.,
              Ltd.                 Japan            5,800     211
             *Credit Suisse Group  Switzerland      3,145     132
             DNB NOR ASA           Norway          27,030     267
             Erste Bank Der Oester Austria          7,245     388
             Foereningssparbanken
              AB                   Sweden           9,655     240
             Fondiaria SAI SPA     Italy            8,235     222

            Foreign Common                         Shares/   Value
            Stocks (16.5%)          Country         $ Par  $ (000's)
            --------------------------------------------------------

            Financials continued
            HSBC Holdings PLC       Hong Kong      13,053      223
            ING Groep NV            Netherlands     8,770      265
            *Kookmin Bank           Korea           5,600      219
            Man Group PLC           United Kingdom  6,900      195
            Manulife Financial
             Corp.                  Canada          4,080      188
            MPC Muenchmeyer
             Petersen Capital AG    Germany           970       73
            OTP Bank                Hungary        11,775      363
            Royal Bank of
             Scotland Group PLC     United Kingdom  6,391      215
            Storebrand ASA          Norway         31,040      300
                                                             -----
                Total Financials                             6,445
                                                             -----

            Health Care (1.2%)
            CSL, Ltd.               Australia       9,990      228
            *Elekta AB              Sweden          5,695      164
            GN Store Nord           Denmark        21,370      230
            Nobel Biocare Holding
             AG                     Switzerland     1,500      272
            Novartis AG             Switzerland     4,510      227
            Roche Holding AG        Switzerland     2,270      261
            Schwarz Pharma AG       Germany         5,850      265
            Smith & Nephew PLC      United Kingdom 21,855      224
            Stada Arzneimittel AG   Germany         7,455      201
            *Synthes, Inc.          Switzerland     2,010      225
                                                             -----
                Total Health Care                            2,297
                                                             -----

            Industrial Goods (1.4%)
            Atlas Copco AB          Sweden          5,475      247
            Capita Group PLC        United Kingdom 36,925      259
            *Chiyoda Corp.          Japan          32,000      234
            Cobham PLC              United Kingdom  7,855      187
            *Daewoo Shipbuilding
             & Marine
             Engineering Co., Ltd.  Korea          14,420      215
            *Deutz AG               Germany         8,909       36
            Hays PLC                United Kingdom 83,190      198
            Keyence Corp.           Japan             900      202
            Kubota Corp.            Japan          49,000      243
            Meggitt PLC             United Kingdom 42,593      214
            Metso OYJ               Finland         6,315      100
            Neopost SA              France          3,580      277
            Omron Corp.             Japan           7,400      177
            Volvo AB                Sweden          5,395      214
                                                             -----
                Total Industrial Goods                       2,803
                                                             -----

            Technology (1.8%)
            *Axalto Holding NV      France          8,065      210
            Canon, Inc.             Japan           3,900      210
            Dassault Systemes SA    France          3,625      183
            *Ericsson LM --
             B Shares               Sweden         87,525      279
            Fuji Photo Film Co.,
             Ltd.                   Japan           5,300      193
            *Gresham Computing
             PLC                    United Kingdom 33,125      176

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


             Foreign Common                       Shares/   Value
             Stocks (16.5%)             Country    $ Par  $ (000's)
             ------------------------------------------------------

             Technology continued
             Hoya Corp.                 Japan       2,100     237
             Indra Sistemas SA          Spain      14,135     242
             Infosys Technologies, Ltd. India       5,967     287
             *Kontron AG                Germany    25,985     238
             Net One Systems Co., Ltd.  Japan          70     292
             Nidec Corp.                Japan       1,600     195
             Samsung Electronics Co.,
              Ltd.                      Korea         450     196
             Siemens AG                 Germany     2,665     226
             Tandberg ASA               Norway     14,840     184
             TDK Corp.                  Japan       2,800     207
                                                           ------
                 Total Technology                           3,555
                                                           ------

             Telecommunications (0.6%)
             *Deutsche Telekom AG       Germany    11,015     249
             *Mobistar SA               Belgium     3,770     353
             PT Telekomunikasi
              Indonesia                 Indonesia 361,000     188
             Telefonica SA              Spain      12,795     241
                                        United
             Vodafone Group PLC         Kingdom    73,775     200
                                                           ------
                 Total Telecommunications                   1,231
                                                           ------

             Transportation (0.4%)
             Canadian National Railway
              Co.                       Canada      4,605     282
             Fraport AG                 Germany     5,245     224
             *Golar LNG, Ltd.           Norway      9,500     138
             Kamigumi Co., Ltd.         Japan      24,000     192
             *Societe Des Autoroutes
              Paris-Rhin-Rhone          France        575      35
                                                           ------
                 Total Transportation                         871
                                                           ------

             Utilities (0.3%)
             Brisa Auto Estrada de
              Portugal SA               Portugal   25,240     232
             Iberdrola SA               Spain      11,010     279
                                                           ------
                 Total Utilities                              511
                                                           ------

                 Total Foreign Common Stocks
                  (Cost: $23,438)                          32,367
                                                           ------


            Revenue Bonds (0.2%)
            -------------------------------------------------------

            Municipal Bonds -- Revenue (0.2%)
            Nashville & Davidson County, Tennessee
             Health and Educational Facilities Board of
             The Metropolitan Government,
             0.00%, 6/1/21, RB                          850,000 388
                                                                ---

                Total Revenue Bonds
                 (Cost: $371)                                   388
                                                                ---

            Investment Grade Bonds (12.7%)
            -------------------------------------------------------

            Auto Related (0.6%)
            American Honda Finance,
             4.50%, 5/26/09 144A                        350,000 356

                                                   Shares/   Value
           Investment Grade Bonds (12.7%)           $ Par  $ (000's)
           ---------------------------------------------------------

           Auto Related continued
           Ford Motor Credit Co., 5.70%, 1/15/10   105,000     106
           Ford Motor Credit Co., 7.375%, 10/28/09 155,000     167
           General Motors Acceptance Corp.,
            5.625%, 5/15/09                        200,000     200
           General Motors Acceptance Corp.,
            6.75%, 12/1/14                         110,000     110
           Household Finance Corp.,
            4.125%, 11/16/09                       195,000     194
                                                             -----
               Total Auto Related                            1,133
                                                             -----

           Automobiles And Other Motor Vehicles (0.2%)
           Ford Motor Co., 7.45%, 7/16/31           65,000      65
           General Motors Corp., 8.375%, 7/15/33   230,000     239
                                                             -----
               Total Automobiles And Other
                Motor Vehicles                                 304
                                                             -----

           Beverages, Malt Beverages (0.1%)
           Anheuser-Busch Companies, Inc.,
            7.50%, 3/15/12                          23,000      27
           Coca-Cola Enterprises, Inc.,
            5.25%, 5/15/07                         125,000     131
           Coca-Cola Enterprises, Inc.,
            5.375%, 8/15/06                         75,000      77
                                                             -----
               Total Beverages, Malt Beverages                 235
                                                             -----

           Cable and Other Pay Television Services (0.2%)
           Comcast Corp., 5.30%, 1/15/14           250,000     258
           Time Warner Entertainment Co.,
            8.375%, 7/15/33                         85,000     110
                                                             -----
               Total Cable and Other Pay
                Television Services                            368
                                                             -----

           Chemicals and Allied Products (0.1%)
           Monsanto Co., 4.00%, 5/15/08            185,000     186
                                                             -----
               Total Chemicals and Allied
                Products                                       186
                                                             -----

           Commercial Banks (1.4%)
           Bank of America Corp., 5.375%, 6/15/14   35,000      37
           Bank One Corp., 5.25%, 1/30/13          250,000     257
           Citigroup, Inc., 4.50%, 7/29/09         160,000     162
           HBOS Treasury Services PLC,
            4.00%, 9/15/09 144A                    335,000     334
           Key Bank NA, 5.80%, 7/1/14              250,000     265
           PNC Bank NA, 5.25%, 1/15/17             385,000     387
           Rabobank Capital Fund II,
            5.26%, 12/31/13 144A                   230,000     234
           Royal Bank of Scotland Group PLC,
            5.05%, 1/8/15                          350,000     353
           UnionBanCal Corp., 5.25%, 12/16/13      350,000     354
           US Bank NA, 4.95%, 10/30/14             180,000     181
           Wachovia Bank NA, 4.80%, 11/1/14         50,000      50
           Wells Fargo & Co., 4.20%, 1/15/10       250,000     251
                                                             -----
               Total Commercial Banks                        2,865
                                                             -----

Asset Allocation Portfolio

 Asset Allocation Portfolio



                                                     Shares/       Value
           Investment Grade Bonds (12.7%)            $ Par       $ (000's)
           ---------------------------------------------------------------

           Computer and Other Data Processing Service (0.3%)
           Gtech Holdings Corp., 4.75%, 10/15/10       565,000       567
                                                                   -----
               Total Computer and Other Data
                Processing Service                                   567
                                                                   -----

           Consumer Non-Cyclical (0.4%)
           The Clorox Co., 4.20%, 1/15/10 144A         190,000       191
           The Clorox Co., 5.00%, 1/15/15 144A         115,000       117
           Estee Lauder, Inc., 5.75%, 10/15/33         115,000       118
           The Gillette Co., 2.50%, 6/1/08             350,000       340
                                                                   -----
               Total Consumer Non-Cyclical                           766
                                                                   -----

           Crude Petroleum and Natural Gas (0.5%)
           Conoco Funding Co., 6.35%, 10/15/11         335,000       374
           Occidental Petroleum, 4.00%, 11/30/07       120,000       121
           Occidental Petroleum, 7.65%, 2/15/06        200,000       209
           Occidental Petroleum,
            10.125%, 9/15/09                           120,000       148
           XTO Energy, Inc., 5.00%, 1/31/15
            144A                                       165,000       164
                                                                   -----
               Total Crude Petroleum and
                Natural Gas                                        1,016
                                                                   -----

           Data Processing and Preparation (0.2%)
           First Data Corp., 3.90%, 10/1/09            360,000       359
                                                                   -----
               Total Data Processing and Preparation                 359
                                                                   -----

           Eating Places (0.1%)
           McDonald's Corp., 3.875%, 8/15/07           110,000       110
           McDonald's Corp., 5.375%, 4/30/07            90,000        94
                                                                   -----
               Total Eating Places                                   204
                                                                   -----

           Electric Services (1.2%)
           FPL Group Capital, Inc.,
            4.086%, 2/16/07                            195,000       197
           Indiana Michigan Power,
            5.05%, 11/15/14                            160,000       160
           Kiowa Power Partners LLC,
            4.811%, 12/30/13 144A                       75,000        75
           Kiowa Power Partners LLC,
            5.737%, 3/30/21 144A                       200,000       201
           Oncor Electric Delivery,
            6.375%, 1/15/15                             70,000        77
           PacifiCorp, 5.45%, 9/15/13                  240,000       251
           Peco Energy Co., 4.75%, 10/1/12           1,000,000     1,010
           PPL Electric Utilities Corp.,
            4.30%, 6/1/13                              375,000       362
           Public Service Electric & Gas Corp.,
            5.00%, 1/1/13                              100,000       102
           Virginia Electric & Power Co.,
            5.25%, 12/15/15                            190,000       193
                                                                   -----
               Total Electric Services                             2,628
                                                                   -----

           Electrical and Electronic Machinery, Equipment (0.2%)
           General Electric Co., 5.00%, 2/1/13         300,000       308
                                                                   -----
               Total Electrical and Electronic
                Machinery, Equipment                                 308
                                                                   -----

                                                  Shares/     Value
          Investment Grade Bonds (12.7%)          $ Par     $ (000's)
          -----------------------------------------------------------

          Electrical Equipment and Supplies (0.1%)
          Cooper Industries, Inc., 5.50%, 11/1/09   200,000     212
                                                              -----
              Total Electrical Equipment and
               Supplies                                         212
                                                              -----

          Electronic Computers (0.6%)
          Hewlett-Packard Co., 6.50%, 7/1/12      1,000,000   1,120
                                                              -----
              Total Electronic Computers                      1,120
                                                              -----

          Federal Savings Institutions (0.2%)
          World Savings Bank FSB,
           4.125%, 12/15/09                         345,000     345
                                                              -----
              Total Federal Savings Institutions                345
                                                              -----

          Fire, Marine and Casualty Insurance (0.8%)
          Berkley (WR) Corp., 9.875%, 5/15/08       600,000     706
          Berkshire Hathaway, Inc.,
           5.10%, 7/15/14 144A                      400,000     410
          Berkshire Hathaway, Inc.,
           3.40%, 7/2/07 144A                       250,000     249
          Progressive Corp., 6.375%, 1/15/12        130,000     143
                                                              -----
              Total Fire, Marine and Casualty
               Insurance                                      1,508
                                                              -----

          Gas Transmission And Distribution (0.1%)
          Consolidated Natural Gas Co.,
           5.00%, 12/1/14                           230,000     230
                                                              -----
              Total Gas Transmission And
               Distribution                                     230
                                                              -----

          Media (0.7%)
          Time Warner, Inc., 6.875%, 5/1/12         165,000     188
          Viacom, Inc., 5.625%, 5/1/07            1,000,000   1,046
          Viacom, Inc., 5.625%, 8/15/12             165,000     176
                                                              -----
              Total Media                                     1,410
                                                              -----

          Miscellaneous Business Credit Institutions (0.2%)
          Textron Financial Corp., 2.75%, 6/1/06    350,000     346
                                                              -----
              Total Miscellaneous Business
               Credit Institutions                              346
                                                              -----

          Motors and Generators (0.5%)
          Emerson Electric Co., 4.50%, 5/1/13        70,000      69
          Emerson Electric Co., 4.625%, 10/15/12    690,000     699
          Emerson Electric Co., 5.75%, 11/1/11       48,000      52
          Emerson Electric Co., 5.85%, 3/15/09      190,000     204
                                                              -----
              Total Motors and Generators                     1,024
                                                              -----

          Personal Credit Institutions (0.1%)
          SLM Corp., 4.00%, 1/15/10                 255,000     253
                                                              -----
              Total Personal Credit
               Institutions                                     253
                                                              -----

          Petroleum Refining (0.2%)
          Amerada Hess Corp., 7.125%, 3/15/33       165,000     181
          Valero Energy Corp., 4.75%, 6/15/13       165,000     163
                                                              -----
              Total Petroleum Refining                          344
                                                              -----

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio



                                                    Shares/   Value
           Investment Grade Bonds (12.7%)           $ Par   $ (000's)
           ----------------------------------------------------------

           Pharmaceutical Preparations (0.4%)
           Abbott Laboratories, 3.75%, 3/15/11      260,000     255
           Astrazeneca PLC, 5.40%, 6/1/14           165,000     173
           GlaxoSmithKline Capital, Inc.,
            4.375%, 4/15/14                         180,000     175
           Merck & Co., Inc., 6.40%, 3/1/28          90,000      98
           Pfizer, Inc., 4.50%, 2/15/14             120,000     119
                                                              -----
               Total Pharmaceutical
                Preparations                                    820
                                                              -----

           Phone Communications Except Radiophone (0.6%)
           BellSouth Corp., 5.20%, 9/15/14          330,000     336
           SBC Communications, Inc.,
            5.10%, 9/15/14                          125,000     126
           Sprint Capital Corp., 8.375%, 3/15/12    335,000     409
           Telecom Italia Capital, 4.95%, 9/30/14
            144A                                     50,000      49
           Verizon Global Funding Corp.,
            4.375%, 6/1/13                          335,000     326
                                                              -----
               Total Phone Communications
                Except Radiophone                             1,246
                                                              -----

           Radio, TV Electronic Stores (0.2%)
           RadioShack Corp., 6.95%, 9/1/07          350,000     379
                                                              -----
               Total Radio, TV Electronic Stores                379
                                                              -----

           Railroads, Line-Haul Operating (0.4%)
           Burlington Northern Santa Fe,
            6.125%, 3/15/09                         240,000     258
           Union Pacific Corp., 3.875%, 2/15/09     240,000     238
           Union Pacific Corp., 7.375%, 9/15/09     240,000     271
                                                              -----
               Total Railroads, Line-Haul
                Operating                                       767
                                                              -----

           Real Estate Investment Trusts (0.2%)
           ERP Operating LP, 4.75%, 6/15/09          60,000      61
           ERP Operating LP, 5.25%, 9/15/14         300,000     305
           First Industrial LP, 5.25%, 6/15/09       50,000      51
                                                              -----
               Total Real Estate Investment
                Trusts                                          417
                                                              -----

           Retail-Retail Stores (0.7%)
           Fortune Brands, Inc., 4.875%, 12/1/13    350,000     355
           Home Depot, Inc., 3.75%, 9/15/09 144A    600,000     595
           Limited Brands, Inc., 6.95%, 3/1/33      125,000     136
           VF Corp., 6.00%, 10/15/33                200,000     204
                                                              -----
               Total Retail-Retail Stores                     1,290
                                                              -----

           Savings Institutions Except Federal (0.2%)
           U.S. Central Credit Union,
            2.75%, 5/30/08                          350,000     339
                                                              -----
               Total Savings Institutions Except
                Federal                                         339
                                                              -----

           Security Brokers and Dealers (0.6%)
           Credit Suisse First Boston USA, Inc.,
            4.70%, 6/1/09                           190,000     194
           Goldman Sachs Group, Inc.,
            5.15%, 1/15/14                          350,000     355

                                                  Shares/     Value
           Investment Grade Bonds (12.7%)         $ Par     $ (000's)
           ----------------------------------------------------------

           Security Brokers and Dealers continued
           Merrill Lynch & Co., Inc.,
            5.00%, 1/15/15                          300,000     299
           Morgan Stanley, 5.30%, 3/1/13            325,000     335
                                                             ------
               Total Security Brokers and
                Dealers                                       1,183
                                                             ------

           Steel Wire and Related Products (0.2%)
           Hubbell, Inc., 6.375%, 5/15/12           300,000     327
                                                             ------
               Total Steel Wire and Related
                Products                                        327
                                                             ------

           Television Broadcasting Stations (0.1%)
           Clear Channel Communications,
            5.50%, 12/15/16                         255,000     251
                                                             ------
               Total Television Broadcasting
                Stations                                        251
                                                             ------

           Wines and Distilled Beverages (0.1%)
           Brown Forman Corp., 3.00%, 3/15/08       125,000     122
                                                             ------
               Total Wines and Distilled
                Beverages                                       122
                                                             ------

               Total Investment Grade Bonds
                (Cost: $24,781)                              24,872
                                                             ------

           Domestic and Foreign -- Government
           and Agency Bonds (11.8%)
           ----------------------------------------------------------

           Federal Government and Agencies (11.8%)
           BECCS, 0.00%, 11/15/11                   500,000     470
           Federal Home Loan Mortgage Corp.,
            4.50%, 5/1/19                           306,500     306
           Federal Home Loan Mortgage Corp.,
            5.00%, 11/1/19                          498,195     506
           Federal Home Loan Mortgage Corp.,
            5.50%, 9/1/19                            95,752      99
           Federal Home Loan Mortgage Corp.,
            5.50%, 8/1/34                         1,496,810   1,522
           Federal Home Loan Mortgage Corp.,
            6.50%, 5/1/34                           106,696     112
           Housing & Urban Development,
            6.08%, 8/1/13                           100,000     110
           State of Israel, 7.25%, 12/15/28         350,000     394
           Tennessee Valley Authority Stripped,
            0.00%, 4/15/42                        1,000,000     747
           US Treasury, 2.25%, 4/30/06            7,525,000   7,463
           US Treasury, 2.875%, 11/30/06          3,550,000   3,539
           US Treasury, 3.00%, 11/15/07           1,890,000   1,878
           US Treasury, 3.50%, 12/15/09           4,970,000   4,946
           US Treasury, 4.25%, 11/15/14             980,000     983
           US Treasury, 5.375%, 2/15/31              55,000      59
                                                             ------
               Total Domestic and Foreign --
                Government and Agency Bonds
                (Cost: $23,207)                              23,134
                                                             ------

Asset Allocation Portfolio

 Asset Allocation Portfolio



           Mortgage and Asset Backed              Shares/     Value
           Securities (2.8%)                      $ Par     $ (000's)
           ----------------------------------------------------------

           Federal Government and Agencies (2.7%)
           Federal National Mortgage Association,
            5.00%, 3/1/34                           398,204     396
           Federal National Mortgage Association,
            5.00%, 11/1/34                        1,273,567   1,264
           Federal National Mortgage Association,
            5.50%, 9/1/34                           417,879     424
           Federal National Mortgage Association,
            5.50%, 10/1/34                          797,243     810
           Federal National Mortgage Association,
            6.00%, 10/1/34                          837,996     867
           Federal National Mortgage Association,
            6.00%, 11/1/34                          799,196     827
           Federal National Mortgage Association,
            TBA, 6.00%, 1/1/35                      250,000     258
           Government National Mortgage
            Association, TBA, 4.50%, 1/1/35         585,726     571
                                                              -----
               Total Federal Government and
                Agencies                                      5,417
                                                              -----

           International Affairs (0.1%)
           Overseas Private Investment,
            4.10%, 11/15/14                         125,040     125
                                                              -----
               Total International Affairs                      125
                                                              -----

               Total Mortgage and Asset Backed Securities
                (Cost: $5,545)                                5,542
                                                              -----

           Below Investment Grade Bonds (7.2%)
           ----------------------------------------------------------

           Autos/Vehicle Parts (0.3%)
           Affinia Group, Inc.,
            9.00%, 11/30/14 144A                     55,000      57
           Collins & Aikman Products,
            10.75%, 12/31/11                         47,000      48
           Cooper Tire & Rubber Co.,
            8.375%, 12/15/14 144A                   115,000     114
           Delco Remy International, Inc.,
            9.375%, 4/15/12                          63,000      65
           HLI Operating Co., 10.50%, 6/15/10        87,000      93
           The Pep Boys -- Manny, Moe & Jack,
            7.50%, 12/15/14                          47,000      48
           (e)Standadyne Corp., 0.00%, 2/15/15
            144A                                    160,000      95
           Tenneco Automotive, Inc.,
            8.625% 11/15/14 144A                     65,000      68
           Visteon Corp., 7.00%, 3/10/14             86,000      82
                                                              -----
               Total Autos/Vehicle Parts                        670
                                                              -----

           Basic Materials (1.0%)
           Chemicals (0.5%)
           BCP Caylux Holding, 9.625%, 6/15/14
            144A                                    107,000     121
           Borden US Fin/Nova Scot,
            9.00%, 7/15/14 144A                      38,000      42
           Crompton Corp., 9.875%, 8/1/12 144A       63,000      72
           Huntsman International, LLC,
            7.375%, 1/1/15 144A                      71,000      71

                                                     Shares/   Value
          Below Investment Grade Bonds (7.2%)        $ Par   $ (000's)
          ------------------------------------------------------------

          Chemicals continued
          Huntsman LLC, 11.625%, 10/15/10             50,000      59
          Huntsman LLC, 11.50%, 7/15/12 144A          75,000      89
          Invista, 9.25%, 5/1/12 144A                130,000     145
          (e)KI Holdings, Inc., 0.00%, 11/15/14 144A 150,000      96
          Rockwood Specialties Group, Inc.,
           10.265%, 5/15/11                          100,000     115
          Terra Capital Corp., 11.50%, 6/1/10         64,000      73
                                                               -----
              Total                                              883
                                                               -----

          Metals/Mining (0.1%)
          Asia Aluminum Holdings, Ltd.,
           8.00%, 12/23/11 144A                       37,000      37
          IMCO Recycling Escrow,
           9.00%, 11/15/14 144A                      100,000     104
          Ispat Inland ULC, 9.75%, 4/1/14             17,000      21
          Ryerson Tull, Inc., 8.25%, 12/15/11 144A    81,000      82
                                                               -----
              Total                                              244
                                                               -----

          Packaging/Containers (0.2%)
          Anchor Glass Container, 11.00%, 2/15/13     60,000      64
          (e)Consolidated Container, Co.,
           9.00%, 6/15/09                             75,000      63
          Graham Packaging Co.,
           9.875%, 10/15/14 144A                     142,000     152
          Owens-Brockway Glass Containers,
           6.75%, 12/1/14 144A                        66,000      67
          Pliant Corp., 11.125%, 9/1/09              111,000     121
                                                               -----
              Total                                              467
                                                               -----

          Paper & Forest Products (0.2%)
          Abitibi-Consolidated, Inc.,
           7.75%, 06/15/11                           104,000     109
          Ainsworth Lumber Co., Ltd.,
           7.25%, 10/1/12 144A                        88,000      90
          Appleton Papers, Inc., 8.125%, 6/15/11      57,000      61
          Appleton Papers, Inc., 9.75%, 6/15/14       50,000      55
          Neenah Paper, Inc., 7.375%, 11/15/14
           144A                                       47,000      48
                                                               -----
              Total                                              363
                                                               -----

              Total Basic Materials                            1,957
                                                               -----

          Builders/Building Materials (0.3%)
          Building Materials (0.2%)
          Goodman Global Holdings,
           7.875%, 12/15/12 144A                     117,000     115
          Integrated Electrical Services, Inc.,
           9.375%, 2/1/09                             40,000      38
          Ply Gem Industries, Inc.,
           9.00%, 2/15/12 144A                        99,000     100
          RMCC Acquisition Co.,
           9.50%, 11/1/12 144A                        58,000      58
          THL BuildCo, Inc., 8.50%, 9/1/14 144A       50,000      52
                                                               -----
              Total                                              363
                                                               -----

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio



                                                    Shares/   Value
          Below Investment Grade Bonds (7.2%)       $ Par   $ (000's)
          -----------------------------------------------------------

          Home Builders (0.1%)
          Technical Olympic USA, Inc.,
           7.50%, 3/15/11                            75,000      76
          Technical Olympic USA, Inc.,
           9.00%, 7/1/10                             50,000      54
          William Lyon Homes, 7.50%, 2/15/14         75,000      72
          William Lyon Homes,
           7.625%, 12/15/12 144A                     32,000      31
                                                              -----
              Total                                             233
                                                              -----

              Total Builders/Building Materials                 596
                                                              -----

          Capital Goods (0.5%)
          Ames True Temper, Inc.,
           10.00%, 7/15/12                          124,000     127
          Amsted Industries, Inc.,
           10.25%, 10/15/11 144A                     50,000      57
          Bombardier Recreational,
           8.375%, 12/15/13                          25,000      27
          Coleman Cable, Inc.,
           9.875%, 10/1/12 144A                      70,000      74
          Columbus McKinnon Corp.,
           10.00%, 8/1/10                            50,000      56
          DA-Lite Screen Co., Inc., 9.50%, 5/15/11  120,000     133
          Douglas Dynamics LLC,
           7.75%, 1/15/12 144A                       72,000      73
          ITRON, Inc., 7.75%, 5/15/12 144A           75,000      76
          Parker-Ohio Industries, Inc.,
           8.375%, 11/15/14 144A                     94,000      94
          Rexnord Corp., 10.125%, 12/15/12          100,000     113
          Sup Essx Com & Essx Group,
           9.00%, 4/15/12                           110,000     113
          Trimas Corp., 9.875%, 6/15/12              50,000      53
                                                              -----
              Total Capital Goods                               996
                                                              -----

          Consumer Products/Retailing (1.1%)
          Consumer Products (0.5%)
          American Achievement Corp.,
           8.25%, 4/1/12                             75,000      78
          Amscan Holdings, Inc., 8.75%, 5/1/14      109,000     109
          Coinmach Corp., 9.00%, 2/1/10              86,000      90
          Hines Nurseries, Inc., 10.25%, 10/1/11     81,000      88
          Jafra Cosmetics, 10.75%, 5/15/11           50,000      57
          Jostens IH Corp., 7.625%, 10/1/12 144A     52,000      54
          (e)Jostens Holding Corp., 10.25%, 12/1/13  75,000      53
          Playtex Products, Inc., 9.375%, 6/1/11    138,000     147
          Samsonite Corp., 8.875%, 6/1/11           123,000     133
          Sealy Mattress Co., 8.25%, 6/15/14         76,000      81
          (e)Simmons Co., 0.00%, 12/15/14 144A      180,000     110
                                                              -----
              Total                                           1,000
                                                              -----

          Retail Food & Drug (0.2%)
          Jean Coutu Group, Inc.,
           8.50%, 8/1/14 144A                       123,000     126
          Rite Aid Corp., 9.25%, 6/1/13             114,000     115
          Stater Brothers Holdings,
           8.125%, 6/15/12                          108,000     114
                                                              -----
              Total                                             355
                                                              -----

                                                    Shares/   Value
           Below Investment Grade Bonds (7.2%)      $ Par   $ (000's)
           ----------------------------------------------------------

           Retail Stores (0.1%)
           Blockbuster, Inc., 9.00%, 9/1/12 144A    105,000     104
           Finlay Fine Jewelry Corp.,
            8.375%, 6/1/12                           88,000      95
                                                              -----
               Total                                            199
                                                              -----

           Textile/Apparel (0.3%)
           Levi Strauss & Co., 9.75%, 1/15/15 144A  102,000     101
           Oxford Industries, Inc., 8.875%, 6/1/11  118,000     127
           Perry Ellis International, Inc.,
            8.875%, 9/15/13                          50,000      53
           Phillips Van Heusen, 7.25%, 2/15/11      100,000     105
           Propex Fabrics, Inc.,
            10.00%, 12/1/12 144A                    116,000     120
                                                              -----
               Total                                            506
                                                              -----

               Total Consumer Products/Retailing              2,060
                                                              -----

           Energy (0.2%)
           Gas Pipelines/Oil Field Services (0.1%)
           Hanover Equipment Trust 01 A,
            0.00%, 3/31/07                           50,000      44
           Parker Drilling Co., 9.625%, 10/1/13      75,000      84
                                                              -----
               Total                                            128
                                                              -----

           Oil & Gas Exploration/Production (0.1%)
           Chesapeake Energy Corp.,
            6.375%, 6/15/15 144A                     58,000      60
           Harvest Operations Corp.,
            7.875%, 10/15/11 144A                    29,000      29
           Stone Energy Corp., 6.75%, 12/15/14
            144A                                     48,000      48
           Venoco, Inc., 8.75%, 12/15/11 144A        75,000      77
                                                              -----
               Total                                            214
                                                              -----

           Oil Refining & Marketing (0.0%)
           United Refining Co., 10.50%, 8/15/12
            144A                                     75,000      79
                                                              -----
               Total                                             79
                                                              -----

               Total Energy                                     421
                                                              -----

           Financials (0.2%)
           Financials Services (0.1%)
           Dollar Financial Group, 9.75%, 11/15/11   75,000      81
           LaBranche and Co., 11.00%, 5/15/12        63,000      68
           Refco Finance Holdings, 9.00%, 8/1/12
            144A                                    100,000     110
                                                              -----
               Total                                            259
                                                              -----

           Insurance (0.1%)
           Crum and Forster Holding Corp.,
            10.375%, 6/15/13                         50,000      56

Asset Allocation Portfolio

 Asset Allocation Portfolio



                                                   Shares/   Value
           Below Investment Grade Bonds (7.2%)     $ Par   $ (000's)
           ---------------------------------------------------------

           Insurance continued
           Fairfax Financial Holdings,
            7.75%, 4/26/12                         115,000    117
                                                              ---
               Total                                          173
                                                              ---

               Total Financials                               432
                                                              ---

           Foods (0.4%)

           Food/Beverage/Tobacco (0.3%)
           B&G Foods, Inc., 8.00%, 10/1/11          58,000     62
           Chiquita Brands International,
            7.50%, 11/1/14 144A                     39,000     39
           Gold Kist, Inc., 10.25%, 3/15/14         39,000     46
           Land O Lakes, Inc., 9.00%, 12/15/10      92,000    101
           Merisant Co., 9.50%, 7/15/13 144A        75,000     67
           North Atlantic Trading, 9.25%, 3/1/12   100,000     85
           Pinnacle Foods Holding, 8.25%, 12/1/13
            144A                                    65,000     62
           Standard Commercial Corp.,
            8.00%, 4/15/12                          92,000     95
           (e)Tabletop Holdings, 12.25%, 5/15/14
            144A                                   125,000     53
                                                              ---
               Total                                          610
                                                              ---

           Restaurants (0.1%)
           Buffets, Inc., 11.25%, 7/15/10          118,000    125
                                                              ---
               Total                                          125
                                                              ---

               Total Foods                                    735
                                                              ---

           Gaming/Leisure/Lodging (0.7%)

           Gaming (0.4%)
           American Casino & Entertainment,
            7.85%, 2/1/12                           50,000     53
           Herbst Gaming, Inc., 7.00%, 11/15/14
            144A                                    30,000     30
           (d)Hollywood Casino Shreveport,
            13.00%, 8/1/06                          50,000     42
           Inn of the Mountain Gods,
            12.00%, 11/15/10                        68,000     80
           Majestic Star Casino LLC,
            9.50%, 10/15/10                        129,000    137
           Resort Intl. Hotel/Casino,
            11.50%, 3/15/09                         75,000     88
           River Rock Entertainment,
            9.75%, 11/1/11                          75,000     84
           Wheeling Island Gaming,
            10.125%, 12/15/09                       75,000     80
           Wynn Las Vegas LLC/Corp., 6.625%,
            12/1/14 144A                           187,000    185
                                                              ---
               Total                                          779
                                                              ---

           Leisure (0.3%)
           AMC Entertainment, Inc., 9.875%, 2/1/12 117,000    128
           Intrawest Corp., 7.50%, 10/15/13 144A    53,000     56
           LCE Acquisition Corp., 9.00%, 8/1/14
            144A                                   125,000    135
           Universal City Development Corp.,
            11.75%, 4/1/10                          88,000    104

                                                    Shares/   Value
          Below Investment Grade Bonds (7.2%)       $ Par   $ (000's)
          -----------------------------------------------------------

          Leisure continued
          Universal City Florida, 8.375%, 5/1/10
           144A                                      48,000      50
          WMG Holdings Corp., 6.905%, 12/15/11
           144A                                      77,000      78
                                                              -----
              Total                                             551
                                                              -----

              Total Gaming/Leisure/Lodging                    1,330
                                                              -----

          Health Care/Pharmaceuticals (0.5%)
          Alliance Imaging, Inc.,
           7.25%, 12/15/12 144A                      78,000      79
          General Nutrition Center, 8.50%, 12/1/10  150,000     142
          Iasis Healthcare Corp., 8.75%, 6/15/14    104,000     113
          Medcath Holdings Corp.,
           9.875%, 7/15/12                           87,000      94
          Omega Healthcare Investors,
           7.00%, 4/1/14                             50,000      51
          Tenet Healthcare Corp.,
           9.875%, 7/1/14 144A                      101,000     110
          Universal Hospital Service,
           10.125%, 11/1/11                          50,000      52
          US Oncology, Inc., 9.00%, 8/15/12 144A     99,000     111
          Vanguard Health Holding II, 9.00%,
           10/1/14 144A                             145,000     156
          Ventas Realty LP, 9.00%, 5/1/12            50,000      58
                                                              -----
              Total Health Care/Pharmaceuticals                 966
                                                              -----

          Media 0.5%

          Broadcasting (0.0%)
          Sinclair Broadcast Group, 8.00%, 3/15/12   57,000      61
                                                              -----
              Total                                              61
                                                              -----

          Cable/Satellite (0.4%)
          Cablevision Systems Corp.,
           8.00%, 4/15/12 144A                      125,000     134
          Echostar DBS Corp., 6.625%, 10/1/14
           144A                                     100,000     101
          Insight Midwest, 9.75%, 10/1/09            50,000      52
          Kabel Deutschland GMBH,
           10.625%, 7/1/14 144A                     100,000     115
          MediaCom LLC, 9.50%, 1/15/13               75,000      75
          NTL Cable PLC, 8.75%, 4/15/14 144A         50,000      56
          Panamsat Corp., 9.00%, 8/15/14 144A        83,000      93
          (e)Panamsat Holding Corp., 0.00%, 11/1/14
           144A                                      58,000      40
          Rogers Cable, Inc., 6.25%, 6/15/13         52,000      52
          Rogers Cable, Inc., 6.75%, 3/15/15 144A    70,000      72
                                                              -----
              Total                                             790
                                                              -----

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio



                                                   Shares/    Value
           Below Investment Grade Bonds (7.2%)      $ Par   $ (000's)
           ----------------------------------------------------------

           Publishing (0.1%)
           Dex Media, Inc., 8.00%, 11/15/13         50,000      54
           WDAC Subsidiary Corp.,
            8.375%, 12/1/14 144A                    70,000      69
                                                               ---
               Total                                           123
                                                               ---

               Total Media                                     974
                                                               ---

           Services (0.2%)
           Environmental Services (0.1%)
           Allied Waste North America,
            7.375%, 4/15/14                        162,000     155
                                                               ---
               Total                                           155
                                                               ---

           Services-Other (0.1%)
           Alderwoods Group, Inc., 7.75%, 9/15/12
            144A                                    41,000      44
           Buhrmann U.S., Inc., 8.25%, 7/1/14       63,000      64
           Petro Stopping Center, 9.00%, 2/15/12    75,000      79
           United Rentals NA, Inc., 6.50%, 2/15/12 122,000     119
                                                               ---
               Total                                           306
                                                               ---

               Total Services                                  461
                                                               ---

           Technology (0.1%)
           Amkor Technologies, Inc.,
            7.125%, 3/15/11                        100,000      94
           Magnachip Semiconductor,
            8.00%, 12/15/14 144A                    69,000      72
           Stats Chippac, Inc., 6.75%, 11/15/11
            144A                                    88,000      87
           Xerox Corp., 7.20%, 4/1/16               47,000      50
                                                               ---
               Total Technology                                303
                                                               ---

           Telecommunications (0.7%)

           Telecommunications -- Wireless (0.3%)
           Alamosa Delaware, Inc., 8.50%, 1/31/12   50,000      55
           Centennial Communications,
            8.125%, 2/1/14                         133,000     137
           (e)IWO Escrow Co., 0.00%, 1/15/15 144A   57,000     35
           Nextel Communications,
            6.875%, 10/31/13                        50,000      54
           Rogers Wireless, Inc., 6.375%, 3/1/14    62,000      61
           Rogers Wireless, Inc., 7.25%, 12/15/12
            144A                                    48,000      51
           Rogers Wireless, Inc., 8.00%, 12/15/12
            144A                                    29,000      31
           SBA Communications Corp.,
            8.50%, 12/1/12 144A                     82,000      84
           US Unwired, Inc., 10.00%, 6/15/12        87,000      98
                                                               ---
               Total                                           606
                                                               ---

           Telecommunications-Wireline (0.4%)
           (e)AT&T Corp., 9.75%, 11/15/31          116,000    137
           Citizens Communications,
            9.00%, 8/15/31                         116,000     133
           MCI, Inc., 7.735%, 5/1/14               170,000     182
           Qwest Communications International,
            7.50%, 11/1/08                          25,000      25

          Below Investment Grade Bonds           Shares/      Value
          (7.2%)                                  $ Par     $ (000's)
          -----------------------------------------------------------

          Telecommunications-Wireline (continued)
          Qwest Communications International,
           7.25%, 2/15/11 144A                      75,000       77
          Qwest Corp., 7.875%, 9/1/11 144A          80,000       87
          Qwest Services Corp., Inc.,
           13.50%, 12/15/10 144A                    48,000       58
          Securus Technologies, Inc.,
           11.00%, 9/1/11 144A                      63,000       63
                                                             ------
              Total                                             762
                                                             ------

              Total Telecommunications                        1,368
                                                             ------

          Transportation (0.2%)
          Horizon Lines LLC,
           9.00%, 11/1/12 144A                      55,000       59
          Laidlaw International, Inc.,
           10.75%, 6/15/11                          28,000       33
          OMI Corp., 7.625%, 12/1/13                75,000       80
          Ship Finance International, Ltd.,
           8.50%, 12/15/13                         100,000      103
          Stena AB, 7.50%, 11/1/13                  50,000       52
          Stena AB, 9.625%, 12/1/12                 50,000       57
          TFM SA DE C V, 12.50%, 6/15/12            50,000       58
                                                             ------
              Total Transportation                              442
                                                             ------

          Utilities (0.2%)
          Aquila, Inc., 9.95%, 2/1/11               70,000       79
          Midwest Generation LLC,
           8.75%, 5/1/34                            60,000       68
          NRG Energy, Inc.,
           8.00%, 12/15/13 144A                     25,000       27
          Reliant Energy, Inc., 6.75%, 12/15/14     52,000       52
          Sierra Pacific Resources,
           8.625%, 3/15/14                          75,000       85
          Utilicorp Canada Finance,
           7.75%, 6/15/11                           58,000       60
                                                             ------
              Total Utilities                                   371
                                                             ------

              Total Below Investment Grade Bonds
               (Cost: $13,502)                               14,082
                                                             ------

          Money Market Investments (12.2%)
          -----------------------------------------------------------

          Federal Government and Agencies (11.8%)
          (b)Federal Home Loan Bank,
           2.24%, 1/26/05                       21,800,000   21,766
          Federal Home Loan Mortgage Co.,
           2.42%, 3/22/05                        1,500,000    1,492
                                                             ------
              Total Federal Government and
               Agencies                                      23,258
                                                             ------

Asset Allocation Portfolio

 Asset Allocation Portfolio



                                                 Shares/   Value
             Money Market Investments (12.2%)     $ Par  $ (000's)
             -----------------------------------------------------

             Personal Credit Institutions (0.4%)
             CXC, Inc., 2.20%, 1/3/05            800,000      800
                                                          -------
                 Total Personal Credit Institutions           800
                                                          -------

                 Total Money Market Investments
                  (Cost: $24,058)                          24,058
                                                          -------

                 Total Investments (99.9%)
                  (Cost $174,381)(a)                      196,400
                                                          -------

                 Other Assets, Less Liabilities (0.1%)        168
                                                          -------

                 Total Net Assets (100.0%)                196,568
                                                          -------

* Non-Income Producing

 ADR -- American Depository Receipt
 RB -- Revenue Bond

 144A after the name of a security represents a security exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities was 8,939, representing 4.55% of net assets.

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $174,760 and the net unrealized appreciation of investments based on that cost was $21,640 which is comprised of $22,884 aggregate gross unrealized appreciation and $1,244 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                        Unrealized
                                                       Appreciation/
                                  Number of Expiration Depreciation
            Issuer (000's)        Contracts    Date       (000's)
            --------------------------------------------------------
            S&P 500 Index Futures    51        3/05        $428
            (Total Notional Value at
             December 31, 2004, $15,047)

            US Ten Year Treasury
             Note                     2        3/05        $  1
            (Total Notional Value at
             December 31, 2004, $225)

(d)Defaulted Security

(e)Step bond security that presently receives no coupon payments. At the predetermined date, the stated coupon rate becomes effective.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                     Asset Allocation Portfolio

 Balanced Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                              Net Assets:
A high level of current income and     Achieve consistent returns and low volatility by $3.0 billion capital growth with a low risk profile diversifying among assets.

The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Portfolio's total rate of return consists of current income, including dividends, interest and discount accruals, and capital appreciation. The assets of the Balanced Portfolio will be invested in the following three market sectors: common stock and other equity securities including the securities in which the Index 500 Stock Portfolio invests; bonds and other debt securities with maturities generally exceeding one year, including the securities in which the Select Bond Portfolio invests; and money market instruments and other debt securities with maturities generally not exceeding one year including the securities in which the Money Market Portfolio invests. The Balanced Portfolio seeks to achieve its investment objectives by adjusting the mix of investments among the three market sectors. The manager attempts to capitalize on variation in return potential produced by the interaction of changing financial markets and economic conditions.

The Balanced Portfolio differs from the Asset Allocation Portfolio in several ways. It invests in just three asset classes, while the Asset Allocation Portfolio utilizes six categories of assets, including riskier securities such as small-cap stocks, foreign stocks and high yield bonds. The equity portion of the Balanced Portfolio is indexed, while the equities in the Asset Allocation Portfolio are actively managed. The Balanced Portfolio is therefore designed to be a lower risk portfolio, with less volatility than the Asset Allocation Portfolio. In a market in which riskier investments are rewarded, the Balanced Portfolio will normally underperform the Asset Allocation Portfolio. The fact that the Balanced Portfolio cannot own small cap or international stocks had a negative influence on performance in 2004, a year in which those assets classes outperformed the broad stock market.

Definition of an appropriate benchmark for comparison of returns of the Balanced Portfolio is difficult because there is no index that includes both equity and debt securities. Accordingly, comparisons are provided with three different indices: the S&P 500 Index for stocks, Merrill Lynch Domestic Master Index for bonds, and the Merrill Lynch Three-Month U.S. Treasury Bill Index for short-term investments. As expected, the Balanced Portfolio's performance for the year ended December 31, 2004 was a blend of stock and bond performance. The Portfolio had a total return of 7.89%, below the return of 10.88% on the S&P 500, but above the return of the bond benchmark, the Merrill Lynch Domestic Master Index, which had a return of 4.34%, and the Merrill Lynch Three-Month U.S. Treasury Bill Index, which had a return of 1.33%. (These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio underperformed its peer group, Flexible Portfolio Funds, which had an average return of 8.25% for the same period, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. The Portfolio's slight underperformance relative to its peer group resulted mainly from its inability to own riskier assets -- particularly small cap and foreign stocks and high yield bonds -- as they moved up sharply during the fourth quarter of 2004. The Portfolio was above the peer group performance for the first nine months of the year, and then slipped in the last quarter as the riskiest, highest beta assets outperformed.

In general, stocks performed nicely for the year ended December 31, 2004. The S&P 500 Index posted a gain of 10.88%, while the higher risk segments of the market posted even larger gains. Small cap stocks, as measured by the S&P SmallCap 600 Index, gained 22.65%, and mid cap stocks, as measured by the S&P MidCap 400 Index, gained 16.49% for the year. The majority of the gains across all sectors came in the fourth quarter of 2004. Earlier in the year the stock market languished, as a number of economic concerns dampened investors' spirits. A combination of rising oil prices, a weakening dollar, rising interest rates, the Iraqi war, and the upcoming presidential election put a drag on the economy and the market. But in the fourth quarter, especially following the November elections, the market experienced a dramatic turnaround. A significant drop in oil prices beginning in October also served as a catalyst for the change, and the gains made during the fourth quarter accounted for most of the gain for the year. The fourth quarter alone accounted for 9.23% of the S&P 500 Index's 2004 annual gain of 10.88%.

Bonds also posted positive returns for the year and added to the Balanced Portfolio's performance. The Merrill Lynch Domestic Master Index had a return of 4.34% for the year, although the higher risk segments of the bond market -- as in the stock market -- posted much higher returns. High yield bonds, as measured by the Lehman Intermediate High Yield Index, gained 10.85% in 2004.

The target asset mix for the Balanced Portfolio is established and adjusted with input from an asset valuation model designed to gauge the relative attractiveness of stocks versus bonds. Changes are at the margin, so that there are always core positions in both asset classes. During 2004, the asset mix was changed several times to take advantage of market moves. Equities were reduced in the first quarter of 2004, and remained at an average to below average weighting through the third quarter, as stocks languished. Heading into the fourth quarter of 2004, the stock weighting was increased and the Portfolio was in a good position to take advantage of the fourth quarter rally. At year end, the Portfolio's stock exposure was at an above neutral weighting of approximately 57% as the rally subsided, and investment grade bonds made up 42% of the Portfolio.

Balanced Portfolio

                                    [CHART]

                              Relative Performance


         Balanced     Merrill Lynch Domestic  Merrill Lynch Three     S&P 500
         Portfolio          Master Index     Months T-Bill Index        Index
         ---------    ----------------------  --------------------     -------
12/93     $10,000             $10,000              $10,000             $10,000
12/94      10,016               9,718               10,419              10,131
12/95      12,659              11,517               11,047              13,933
12/96      14,363              11,931               11,634              17,129
12/97      17,453              13,083               12,254              22,842
12/98      20,747              14,243               12,895              29,368
12/99      23,071              14,107               13,521              35,547
12/00      23,032              15,761               14,356              32,312
12/01      22,306              17,073               14,990              28,474
12/02      20,625              18,850               15,257              22,184
12/03      24,336              19,627               15,432              28,544
12/04      26,215              21,074               15,008              31,258
                          Average Annual Total Return
                      For Period Ended December 31, 2004

                                               1 Year      5 Years   10 Years
Balanced Portfolio                               7.89%       2.62%     10.12%
Merrill Lynch Domestic Master Index              4.34%       7.74%      7.74%
Merrill Lynch Three Months T-Bill Index          1.33%       2.95%      4.14%
S&P 500 Index                                   10.88%      -2.30%     12.07%
Flexible Portfolio Funds Lipper Average          8.25%       3.44%     10.16%


The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

In the graph, the Portfolio is compared against three indices representing the three major components of the Portfolio: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities.

The Merrill Lynch Three Months T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2004, the 500 companies in the composite had a median market capitalization of $10.6 billion and a total market value of $11.2 trillion. The S&P 500 represents approximately 60.2% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source: Lipper, Inc.



 Balanced Portfolio


--------------------------------------------------------------------------------


                                     [CHART]

                          Sector Allocation 12/31/04

               Equities (including index futures) ............. 57%
               Corporate Bonds ................................ 19%
               Government and Agency Bonds .................... 16%
               Mortgage and Asset Backed Securities ...........  7%
               Short-Term Investments & Other Net Assets ......  1%


Sector allocation is based on Net Assets.
Sector allocation is subject to change.

No investment strategy can guarantee a profit or protect against a loss.

                                                             Balanced Portfolio

 Balanced Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,060.00       $1.55
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,023.32       $1.53
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Balanced Portfolio

 Balanced Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                  Shares/     Value
           Revenue Bonds (0.1%)                    $ Par    $ (000's)
           ----------------------------------------------------------

           Municipal Bonds - Revenue (0.1%)
           Nashville & Davidson County,
            Tennessee Health and Educational
            Facilities Board of The Metropolitan
            Government, 0.00%, 6/1/21, RB         9,800,000   4,469
                                                             ------
               Total Revenue Bonds
                (Cost: $4,277)                                4,469
                                                             ------

           Corporate Bonds (18.8%)
           ----------------------------------------------------------

           Auto Related (1.5%)
           American Honda Finance,
            4.50%, 5/26/09 144A                   6,180,000   6,287
           Ford Motor Credit Co.,
            5.70%, 1/15/10                        2,265,000   2,286
           Ford Motor Credit Co.,
            7.375%, 10/28/09                      3,485,000   3,759
           General Motors Acceptance Corp.,
            5.625%, 5/15/09                       4,500,000   4,500
           General Motors Acceptance Corp.,
            6.75%, 12/1/14                        2,420,000   2,423
           Household Finance Corp.,
            4.125%, 11/16/09                      4,400,000   4,376
           Household Finance Corp.,
            6.50%, 1/24/06                        7,108,000   7,348
           Toyota Motor Credit Corp.,
            2.70%, 1/30/07                        3,800,000   3,746
           Toyota Motor Credit Corp.,
            5.65%, 1/15/07                        9,750,000  10,167
                                                             ------
               Total                                         44,892
                                                             ------

           Automobiles And Other Motor Vehicles (0.2%)
           Ford Motor Co., 7.45%, 7/16/31         1,480,000   1,488
           General Motors Corp.,
            8.375%, 7/15/33                       3,535,000   3,663
                                                             ------
               Total                                          5,151
                                                             ------

           Beverages, Malt Beverages (1.0%)
           Anheuser-Busch Companies, Inc.,
            7.00%, 12/1/25                        4,800,000   5,086
           Anheuser-Busch Companies, Inc.,
            7.50%, 3/15/12                          910,000   1,082
           Coca-Cola Enterprises, Inc.,
            5.25%, 5/15/07                        8,975,000   9,330
           Coca-Cola Enterprises, Inc.,
            5.375%, 8/15/06                       4,175,000   4,307
           Coca-Cola Enterprises, Inc.,
            5.75%, 3/15/11                       10,000,000  10,805
                                                             ------
               Total                                         30,610
                                                             ------

           Broad Woven Fabric Mills, Manmade (0.0%)
           (d)Polysindo International Finance,
            11.375%, 6/15/06                      6,500,000     585
                                                             ------
               Total                                            585
                                                             ------

                                                  Shares/    Value
            Corporate Bonds (18.8%)                $ Par   $ (000's)
            --------------------------------------------------------

            Cable and Other Pay Television Services (0.2%)
            Comcast Corp., 5.30%, 1/15/14        3,750,000    3,867
            Time Warner Entertainment Co.,
             8.375%, 7/15/33                     1,250,000    1,615
                                                            -------
                Total                                         5,482
                                                            -------

            Chemicals and Allied Products (0.1%)
            Monsanto Co., 4.00%, 5/15/08         4,240,000    4,254
                                                            -------
                Total                                         4,254
                                                            -------

            Commercial Banks (3.3%)
            Bank of America Corp.,
             5.375%, 6/15/14                     4,550,000    4,748
            Bank of America Corp.,
             7.40%, 1/15/11                      2,668,000    3,091
            Bank of America Corp.,
             7.875%, 5/16/05                     2,800,000    2,852
            Bank One Corp., 5.25%, 1/30/13       5,000,000    5,135
            BP Capital Markets PLC,
             4.00%, 4/29/05                      4,500,000    4,520
            Citigroup, Inc., 1.39%, 2/14/05      5,500,000    5,500
            Citigroup, Inc., 4.50%, 7/29/09      5,200,000    5,255
            First Union Corp., 7.55%, 8/18/05    2,800,000    2,880
            HBOS Treasury Services PLC,
             1.52%, 3/14/05                      4,500,000    4,500
            HBOS Treasury Services PLC,
             4.00%, 9/15/09 144A                 5,100,000    5,085
            Key Bank NA, 5.80%, 7/1/14           5,630,000    5,963
            PNC Bank NA, 5.25%, 1/15/17          8,475,000    8,548
            Rabobank Capital Fund II,
             5.26%, 12/31/13 144A                3,730,000    3,795
            Royal Bank of Canada New York,
             2.3425%, 1/24/05                    5,500,000    5,500
            Royal Bank of Scotland Group PLC,
             5.05%, 1/8/15                       7,980,000    8,066
            UnionBanCal Corp., 5.25%, 12/16/13     800,000      811
            US Bank NA, 4.95%, 10/30/14          4,725,000    4,742
            Wachovia Bank NA, 4.80%, 11/1/14     2,675,000    2,658
            Wells Fargo & Co., 4.20%, 1/15/10    7,500,000    7,530
            Wells Fargo Bank, 6.20%, 12/1/05     4,100,000    4,201
            Wells Fargo Bank, 6.45%, 2/1/11      4,850,000    5,394
                                                            -------
                Total                                       100,774
                                                            -------

            Computer and Other Data Processing Service (0.3%)
            Gtech Holdings Corp.,
             4.75%, 10/15/10                     8,350,000    8,382
                                                            -------
                Total                                         8,382
                                                            -------

            Consumer Non-Cyclical (0.6%)
            The Clorox Co., 4.20%, 1/15/10 144A  4,240,000    4,262
            The Clorox Co., 5.00%, 1/15/15 144A  2,660,000    2,706
            Estee Lauder, Inc., 5.75%, 10/15/33  2,580,000    2,653
            The Gillette Co., 2.50%, 6/1/08      5,000,000    4,860
            Johnson & Johnson, Inc.,
             6.625%, 9/1/09                      2,800,000    3,117
                                                            -------
                Total                                        17,598
                                                            -------

                                                             Balanced Portfolio

 Balanced Portfolio



                                                   Shares/     Value
           Corporate Bonds (18.8%)                  $ Par    $ (000's)
           -----------------------------------------------------------

           Crude Petroleum and Natural Gas (0.7%)
           Conoco Funding Co., 6.35%, 10/15/11     5,000,000   5,582
           Occidental Petroleum,
            4.00%, 11/30/07                        2,800,000   2,818
           Occidental Petroleum, 7.65%, 2/15/06    4,360,000   4,564
           Occidental Petroleum, 8.45%, 2/15/29    1,900,000   2,574
           Occidental Petroleum,
            10.125%, 9/15/09                       3,230,000   3,987
           XTO Energy Inc., 5.00%, 1/31/15 144A    2,500,000   2,484
                                                              ------
               Total                                          22,009
                                                              ------

           Data Processing and Preparation (0.3%)
           First Data Corp., 3.90%, 10/1/09        8,400,000   8,368
                                                              ------
               Total                                           8,368
                                                              ------

           Eating Places (0.2%)
           McDonald's Corp., 3.875%, 8/15/07       2,900,000   2,910
           McDonald's Corp., 5.375%, 4/30/07       2,250,000   2,345
                                                              ------
               Total                                           5,255
                                                              ------

           Electric Services (1.6%)
           FPL Group Capital, Inc.,
            4.086%, 2/16/07                        4,390,000   4,437
           Indiana Michigan Power,
            5.05%, 11/15/14                        3,660,000   3,658
           Kiowa Power Partners LLC,
            4.811%, 12/30/13 144A                  1,685,000   1,689
           Kiowa Power Partners LLC,
            5.737%, 3/30/21 144A                   4,785,000   4,804
           Oncor Electric Delivery,
            6.375%, 1/15/15                          800,000     881
           PacifiCorp, 5.45%, 9/15/13             15,540,000  16,264
           Peco Energy Co., 4.75%, 10/1/12         7,925,000   8,003
           PPL Electric Utilities Corp.,
            4.30%, 6/1/13                          4,775,000   4,609
           Public Service Electric & Gas Corp.,
            5.00%, 1/1/13                          1,500,000   1,531
           Virginia Electric & Power Co.,
            5.25%, 12/15/15                        3,645,000   3,707
                                                              ------
               Total                                          49,583
                                                              ------

           Electrical and Electronic Machinery, Equip (0.3%)
           General Electric Co., 5.00%, 2/1/13     7,875,000   8,079
                                                              ------
               Total                                           8,079
                                                              ------

           Electrical Equipment and Supplies (0.2%)
           Cooper Industries, Inc.,
            5.50%, 11/1/09                         5,100,000   5,395
                                                              ------
               Total                                           5,395
                                                              ------

           Electronic Computers (0.4%)
           Hewlett-Packard Co., 5.50%, 7/1/07      6,000,000   6,258
           Hewlett-Packard Co., 6.50%, 7/1/12      4,800,000   5,375
                                                              ------
               Total                                          11,633
                                                              ------

           Federal Savings Institutions (0.3%)
           World Savings Bank FSB,
            4.125%, 12/15/09                       7,700,000   7,701
                                                              ------
               Total                                           7,701
                                                              ------

                                                  Shares/     Value
           Corporate Bonds (18.8%)                 $ Par    $ (000's)
           ----------------------------------------------------------

           Fire, Marine and Casualty Insurance (0.8%)
           Berkley (WR) Corp., 9.875%, 5/15/08    4,310,000   5,067
           Berkshire Hathaway, Inc.,
            4.625%, 10/15/13                      9,020,000   8,992
           Berkshire Hathaway, Inc.,
            5.10%, 7/15/14 144A                   1,300,000   1,332
           Berkshire Hathaway, Inc.,
            3.40%, 7/2/07 144A                    2,500,000   2,494
           Progressive Corp., 6.375%, 1/15/12     4,540,000   5,011
                                                             ------
               Total                                         22,896
                                                             ------

           Gas Transmission And Distribution (0.1%)
           Consolidated Natural Gas Co.,
            5.00%, 12/1/14                        3,585,000   3,588
                                                             ------
               Total                                          3,588
                                                             ------

           Media (0.6%)
           Time Warner, Inc., 6.875%, 5/1/12      2,500,000   2,847
           Viacom, Inc., 5.625%, 5/1/07          11,400,000  11,919
           Viacom, Inc., 5.625%, 8/15/12          2,500,000   2,674
                                                             ------
               Total                                         17,440
                                                             ------

           Motors and Generators (0.3%)
           Emerson Electric Co., 4.50%, 5/1/13    1,570,000   1,556
           Emerson Electric Co., 5.75%, 11/1/11   1,918,000   2,079
           Emerson Electric Co., 5.85%, 3/15/09   4,480,000   4,805
                                                             ------
               Total                                          8,440
                                                             ------

           Personal Credit Institutions (0.3%)
           SLM Corp., 4.00%, 1/15/10              5,560,000   5,517
           USAA Capital Corp., 7.54%, 3/30/05     3,400,000   3,437
                                                             ------
               Total                                          8,954
                                                             ------

           Petroleum Refining (0.2%)
           Amerada Hess Corp., 7.125%, 3/15/33    2,500,000   2,749
           Valero Energy Corp., 4.75%, 6/15/13    2,500,000   2,470
                                                             ------
               Total                                          5,219
                                                             ------

           Pharmaceutical Preparations (1.2%)
           Abbott Laboratories, 3.75%, 3/15/11    3,750,000   3,675
           Astrazeneca PLC, 5.40%, 6/1/14         5,350,000   5,625
           GlaxoSmithKline Capital, Inc.,
            4.375%, 4/15/14                       5,355,000   5,217
           Merck & Co. Inc., 4.125%, 1/18/05      4,500,000   4,503
           Merck & Co., Inc., 6.40%, 3/1/28       1,475,000   1,607
           Merck & Co., Inc. 5.95%, 12/1/28       1,794,000   1,857
           Pfizer, Inc., 4.50%, 2/15/14           2,680,000   2,650
           Pfizer, Inc., 5.625%, 2/1/06           7,175,000   7,368
           Pfizer, Inc., 5.625%, 4/15/09          4,125,000   4,385
                                                             ------
               Total                                         36,887
                                                             ------

           Phone Communications Except Radiophone (0.8%)
           BellSouth Corp., 5.20%, 9/15/14        5,010,000   5,106
           SBC Communications, Inc.,
            5.10%, 9/15/14                        5,500,000   5,551
           Sprint Capital Corp., 8.375%, 3/15/12  5,000,000   6,092
           Telecom Italia Capital,
            4.95%, 9/30/14 144A                   2,200,000   2,155
           Verizon Global Funding Corp.,
            4.375%, 6/1/13                        5,000,000   4,872
                                                             ------
               Total                                         23,776
                                                             ------

Balanced Portfolio

 Balanced Portfolio



                                                  Shares/     Value
           Corporate Bonds (18.8%)                 $ Par    $ (000's)
           ----------------------------------------------------------

           Radio,TV Electronic Stores (0.4%)
           RadioShack Corp., 7.375%, 5/15/11      9,590,000   10,900
                                                             -------
               Total                                          10,900
                                                             -------

           Railroads, Line-Haul Operating (0.6%)
           Burlington Northern Santa Fe,
            6.125%, 3/15/09                       5,600,000    6,019
           Union Pacific Corp., 3.875%, 2/15/09   5,600,000    5,560
           Union Pacific Corp., 7.375%, 9/15/09   5,600,000    6,324
                                                             -------
               Total                                          17,903
                                                             -------

           Real Estate Investment Trusts (0.3%)
           ERP Operating LP, 4.75%, 6/15/09       1,870,000    1,909
           ERP Operating LP, 5.25%, 9/15/14       5,000,000    5,064
           First Industrial LP, 5.25%, 6/15/09    1,925,000    1,979
                                                             -------
               Total                                           8,952
                                                             -------

           Retail-Retail Stores (0.8%)
           Fortune Brands, Inc., 4.875%, 12/1/13  2,070,000    2,101
           Home Depot, Inc., 3.75%, 9/15/09
            144A                                 14,000,000   13,874
           Limited Brands, Inc., 6.95%, 3/1/33    4,118,000    4,480
           VF Corp., 6.00%, 10/15/33              4,450,000    4,542
                                                             -------
               Total                                          24,997
                                                             -------

           Savings Institutions Except Federal (0.1%)
           U.S. Central Credit Union,
            2.75%, 5/30/08                        3,950,000    3,823
                                                             -------
               Total                                           3,823
                                                             -------

           Security Brokers and Dealers (0.8%)
           Credit Suisse First Boston USA, Inc.,
            4.70%, 6/1/09                         5,900,000    6,037
           Goldman Sachs Group, Inc.,
            5.15%, 1/15/14                        6,800,000    6,891
           Merrill Lynch & Co., Inc.,
            5.00%, 1/15/15                        6,700,000    6,674
           Morgan Stanley, 5.30%, 3/1/13          4,000,000    4,119
                                                             -------
               Total                                          23,721
                                                             -------

           Television Broadcasting Stations (0.2%)
           Clear Channel Communications,
            5.50%, 12/15/16                       5,560,000    5,480
                                                             -------
               Total                                           5,480
                                                             -------

           Wines and Distilled Beverages (0.1%)
           Brown Forman Corp., 3.00%, 3/15/08     2,500,000    2,445
                                                             -------
               Total                                           2,445
                                                             -------

               Total Corporate Bonds
                (Cost: $561,536)                             561,172
                                                             -------

           Government and Agency Bonds
           (15.8%)
           ----------------------------------------------------------

           Federal Government & Agencies (15.8%)
           Aid-Israel, 0.00%, 11/15/22           11,600,000    4,493
           Aid-Israel, 0.00%, 11/15/23           11,500,000    4,208
           Aid-Israel, 5.50%, 3/18/33             9,725,000   10,210
           BECCS, 0.00%, 11/15/11                 8,400,000    7,896

           Government and Agency Bonds            Shares/     Value
           (15.8%)                                 $ Par    $ (000's)
           ----------------------------------------------------------

           Federal Government & Agencies continued
           Federal Home Loan Bank,
            1.58%, 5/20/05                        7,900,000    7,873
           Federal Home Loan Bank,
            1.875%, 1/15/05                       4,500,000    4,499
           Federal Home Loan Bank,
            5.54%, 1/8/09                         5,000,000    5,341
           Federal Home Loan Bank,
            7.125%, 2/15/05                       4,500,000    4,523
           Federal Home Loan Mortgage Corp.,
            5.00%, 10/1/19                        4,475,641    4,548
           Federal Home Loan Mortgage Corp.,
            6.50%, 5/1/34                         4,268,133    4,480
           Federal Home Loan Mortgage Corp.,
            4.50%, 5/1/19                         4,290,994    4,279
           Federal Home Loan Mortgage Corp.,
            5.50%, 9/1/19                         1,962,921    2,029
           Federal Home Loan Mortgage Corp.,
            6.50%, 4/1/11                         1,714,980    1,818
           Federal Home Loan Mortgage Corp.,
            7.50%, 10/1/27                          960,748    1,032
           Housing & Urban Development,
            6.17%, 8/1/14                        14,981,000   16,651
           State of Israel, 7.25%, 12/15/28       5,200,000    5,859
           Tennessee Valley Authority Stripped,
            0.00%, 4/15/42                        6,100,000    4,559
           US Treasury, 2.25%, 4/30/06          109,000,000  108,098
           (f)US Treasury, 2.50%, 10/31/06       77,069,000   76,349
           (f)US Treasury, 2.875%, 11/30/06      76,100,000   75,862
           (f)US Treasury, 3.00%, 11/15/07       36,200,000   35,977
           US Treasury, 3.50%, 12/15/09          46,300,000   46,076
           (f)US Treasury, 4.25%, 11/15/14       16,510,000   16,553
           US Treasury, 5.375%, 2/15/31          15,525,000   16,788
                                                             -------
               Total                                         470,001
                                                             -------

               Total Government and Agency Bonds
               (Cost: $466,310)                              470,001
                                                             -------

           Mortgage and Asset Backed Securities (6.9%)
           ----------------------------------------------------------

           Boat Dealers (0.0%)
           Nationscredit Grantor Trust,
            Series 1997-2, Class A1,
            6.35%, 4/15/14                          174,901      175
                                                             -------
               Total                                             175
                                                             -------

           Commercial Mortgages (2.2%)
           Asset Securitization Corp.,
            Series 1997-D5, Class PS1,
            1.62%, 2/14/43 IO                    19,170,381    1,004
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class A2, 6.60%, 11/19/07             6,921,465    7,355

                                                             Balanced Portfolio

 Balanced Portfolio



           Mortgage and Asset Backed             Shares/     Value
           Securities (6.9%)                      $ Par    $ (000's)
           ---------------------------------------------------------

           Commercial Mortgages continued
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class B, 6.60%, 11/19/07             2,500,000   2,686
           Commercial Mortgage Acceptance
            Corp., Series 1997-ML1, Class B,
            6.64%, 12/15/30                      2,500,000   2,683
           Credit Suisse First Boston Mortgage
            Securities Corp., Series 1997-C1,
            Class A2, 7.26%, 6/20/29 144A        2,691,501   2,878
           Credit Suisse First Boston Mortgage
            Securities Corp., Series 1997-C1,
            Class B, 7.28%, 6/20/29 144A         3,250,000   3,510
           Criimi Mae Commercial Mortgage
            Trust, Series 1998-C1, Class A1,
            7.00%, 11/2/06 144A                  6,162,847   6,288
           Criimi Mae Commercial Mortgage
            Trust, Series 1998-C1, Class B,
            7.00%, 11/2/11 144A                  5,700,000   6,239
           DLJ Commercial Mortgage Corp.,
            Series 1998-CF1, Class S,
            0.70%, 1/15/18 IO                  221,807,952   6,330
           DLJ Mortgage Acceptance Corp.,
            Series 1997-CF2, Class S,
            0.35%, 10/15/30 IO 144A             13,738,181     253
           Enterprise Mortgage Acceptance Co.,
            Series 1998-1, Class IO,
            1.37%, 1/15/23 IO 144A              27,012,140   1,165
           Midland Realty Acceptance Corp.,
            Series 1996-C2, Class AEC,
            1.35%, 1/25/29 IO 144A              12,148,245     302
           Mortgage Capital Funding, Inc.,
            Series 1997-MC1, Class A3,
            7.29%, 3/20/27                       7,345,990   7,595
           Nomura Asset Securities Corp.,
            Series 1998-D6, Class A2,
            6.99%, 3/15/30                      15,000,000  17,434
           (d)RMF Commercial Mortgage Pass-
            Through, Series 1997-1, Class F,
            7.47%, 1/15/19 144A                  1,800,000     180
                                                            ------
               Total                                        65,902
                                                            ------

           Federal Government & Agencies (3.7%)
           Federal National Mortgage
            Association, 4.00%, 6/1/19           2,012,639   1,966
           Federal National Mortgage
            Association, 4.50%, 8/1/19           2,043,235   2,038
           Federal National Mortgage
            Association, 5.00%, 3/1/34          13,809,497  13,727
           Federal National Mortgage
            Association, 5.50%, 9/1/34          14,748,683  14,981
           Federal National Mortgage
            Association, 5.97%, 10/1/08          1,582,449   1,675
           Federal National Mortgage
            Association, 6.24%, 2/1/06           4,474,769   4,549
           Federal National Mortgage
            Association, 6.265%, 10/1/08         5,287,103   5,640

           Mortgage and Asset Backed               Shares/    Value
           Securities (6.9%)                        $ Par   $ (000's)
           ----------------------------------------------------------

           Federal Government & Agencies continued
           Federal National Mortgage Association,
            6.315%, 3/1/06                        4,731,754   4,823
           Federal National Mortgage Association,
            6.34%, 2/1/08                         3,734,493   3,951
           Federal National Mortgage Association,
            6.75%, 11/1/07                          756,708     805
           Federal National Mortgage Association,
            6.75%, 4/25/18                        4,085,805   4,289
           Federal National Mortgage Association,
            6.75%, 12/25/23                       1,177,308   1,196
           Federal National Mortgage Association,
            7.00%, 4/1/26                         1,190,734   1,268
           Federal National Mortgage Association,
            11.00%, 12/1/12                          15,981      18
           Federal National Mortgage Association,
            11.00%, 9/1/17                           67,002      74
           Federal National Mortgage Association,
            11.00%, 12/1/17                          12,732      14
           Federal National Mortgage Association,
            11.00%, 2/1/18                           46,687      52
           Federal National Mortgage Association,
            11.50%, 4/1/18                           44,876      50
           Federal National Mortgage Association,
            12.00%, 9/1/12                          150,478     168
           Federal National Mortgage Association,
            12.00%, 12/1/12                          54,505      61
           Federal National Mortgage Association,
            12.00%, 9/1/17                           30,782      35
           Federal National Mortgage Association,
            12.00%, 10/1/17                          27,985      32
           Federal National Mortgage Association,
            12.00%, 12/1/17                          13,199      15
           Federal National Mortgage Association,
            12.00%, 2/1/18                           44,985      51
           Federal National Mortgage Association,
            12.50%, 4/1/18                           10,161      12
           Federal National Mortgage Association,
            13.00%, 11/1/12                          32,816      37
           Federal National Mortgage Association,
            13.00%, 11/1/17                          11,985      14
           Federal National Mortgage Association,
            13.00%, 12/1/17                           8,973      10
           Federal National Mortgage Association,
            13.00%, 2/1/18                           51,693      60
           Federal National Mortgage Association,
            14.00%, 12/1/17                          20,092      24
           Federal National Mortgage Association,
            TBA, 6.00%, 1/1/35                    8,000,000   8,269
           Government National Mortgage
            Association, 5.00%, 7/15/33           3,866,752   3,875
           Government National Mortgage
            Association, 5.50%, 1/15/32             392,945     402
           Government National Mortgage
            Association, 5.50%, 2/15/32           3,531,949   3,614
           Government National Mortgage
            Association, 5.50%, 9/15/32             122,320     125

Balanced Portfolio

 Balanced Portfolio



               Mortgage and Asset Backed      Shares/    Value
               Securities (6.9%)               $ Par   $ (000's)
               -------------------------------------------------

               Federal Government & Agencies continued
               Government National Mortgage
                Association, 7.00%, 5/15/23  1,081,349   1,157
               Government National Mortgage
                Association, 7.00%, 6/15/23     61,375      66
               Government National Mortgage
                Association, 7.00%, 7/15/23    166,345     177
               Government National Mortgage
                Association, 7.00%, 8/15/23        526       1
               Government National Mortgage
                Association, 7.00%, 9/15/23     22,826      24
               Government National Mortgage
                Association, 7.00%, 10/15/23    38,832      42
               Government National Mortgage
                Association, 7.00%, 11/15/23   243,985     261
               Government National Mortgage
                Association, 7.00%, 12/15/27    72,175      77
               Government National Mortgage
                Association, 7.00%, 1/15/28     76,154      81
               Government National Mortgage
                Association, 7.00%, 2/15/28     11,603      12
               Government National Mortgage
                Association, 7.00%, 4/15/28    100,992     108
               Government National Mortgage
                Association, 7.00%, 5/15/28    138,752     148
               Government National Mortgage
                Association, 7.00%, 6/15/28    242,004     257
               Government National Mortgage
                Association, 7.00%, 7/15/28    373,680     398
               Government National Mortgage
                Association, 7.50%, 1/15/23     88,167      96
               Government National Mortgage
                Association, 7.50%, 6/15/23     45,740      49
               Government National Mortgage
                Association, 7.50%, 6/15/24      1,355       1
               Government National Mortgage
                Association, 7.50%, 7/15/24     30,811      33
               Government National Mortgage
                Association, 7.50%, 8/15/25      1,349       1
               Government National Mortgage
                Association, 7.50%, 9/15/25      7,452       8
               Government National Mortgage
                Association, 7.50%, 12/15/25    44,210      48
               Government National Mortgage
                Association, 7.50%, 1/15/26      1,502       2
               Government National Mortgage
                Association, 7.50%, 3/15/26     24,146      26
               Government National Mortgage
                Association, 7.50%, 6/15/26     57,917      63
               Government National Mortgage
                Association, 7.50%, 9/15/26      1,552       2
               Government National Mortgage
                Association, 7.50%, 10/15/26     5,223       6
               Government National Mortgage
                Association, 7.50%, 12/15/26    51,231      56
               Government National Mortgage
                Association, 7.50%, 1/15/27      1,326       1

                Mortgage and Asset Backed       Shares/   Value
                Securities (6.9%)                $ Par  $ (000's)
                -------------------------------------------------

                Federal Government & Agencies continued
                Government National Mortgage
                 Association, 7.50%, 2/15/27     38,042     41
                Government National Mortgage
                 Association, 7.50%, 3/15/27      3,428      4
                Government National Mortgage
                 Association, 7.50%, 4/15/27    122,627    132
                Government National Mortgage
                 Association, 7.50%, 5/15/27     40,561     44
                Government National Mortgage
                 Association, 7.50%, 7/15/27     20,636     22
                Government National Mortgage
                 Association, 8.00%, 9/15/24     68,491     75
                Government National Mortgage
                 Association, 8.00%, 5/15/26     28,021     30
                Government National Mortgage
                 Association, 8.00%, 6/15/26     29,424     32
                Government National Mortgage
                 Association, 8.00%, 7/15/26     69,347     75
                Government National Mortgage
                 Association, 8.00%, 8/15/26     28,105     31
                Government National Mortgage
                 Association, 8.00%, 9/15/26     69,110     75
                Government National Mortgage
                 Association, 8.00%, 10/15/26   101,113    111
                Government National Mortgage
                 Association, 8.00%, 12/15/26    29,255     32
                Government National Mortgage
                 Association, 8.00%, 4/15/27     92,783    101
                Government National Mortgage
                 Association, 8.00%, 6/15/27     22,409     24
                Government National Mortgage
                 Association, 8.00%, 7/15/27     21,096     23
                Government National Mortgage
                 Association, 8.00%, 7/20/28    200,787    217
                Government National Mortgage
                 Association, 8.50%, 5/15/22        545      1
                Government National Mortgage
                 Association, 8.50%, 10/15/22     8,317      9
                Government National Mortgage
                 Association, 8.50%, 12/15/22     2,851      3
                Government National Mortgage
                 Association, 8.50%, 6/15/24        661      1
                Government National Mortgage
                 Association, 8.50%, 7/15/24      8,024      9
                Government National Mortgage
                 Association, 8.50%, 12/15/24     1,043      1
                Government National Mortgage
                 Association, 8.50%, 1/15/25      1,652      2
                Government National Mortgage
                 Association, 8.50%, 2/15/25      4,221      4
                Government National Mortgage
                 Association, 8.50%, 11/15/25     1,202      1
                Government National Mortgage
                 Association, 8.50%, 1/15/26      9,634     11
                Government National Mortgage
                 Association, 8.50%, 3/15/26      4,914      6

                                                             Balanced Portfolio

 Balanced Portfolio



           Mortgage and Asset Backed              Shares/     Value
           Securities (6.9%)                       $ Par    $ (000's)
           ----------------------------------------------------------

           Federal Government & Agencies continued
           Government National Mortgage
            Association, 8.50%, 4/15/26               6,574        7
           Government National Mortgage
            Association, 8.50%, 5/15/26                 850        1
           Government National Mortgage
            Association, 11.00%, 1/15/18          1,437,291    1,610
           Government National Mortgage
            Association, TBA, 4.50%, 1/1/35      20,513,909   20,000
           Vendee Mortgage Trust, Series 1998-
            3, Class E, 6.50%, 3/15/29            4,500,000    4,633
                                                             -------
               Total                                         108,489
                                                             -------

           Finance Services (0.5%)
           Morgan Stanley Capital, Series 1998-
            WF2, Class A2, 6.54%, 5/15/08        15,000,000   16,117
                                                             -------
               Total                                          16,117
                                                             -------

           Housing Programs (0.0%)
           Rural Housing Trust 1987-1, Series 1,
            Class D, 6.33%, 4/1/26                  943,098      943
                                                             -------
               Total                                             943
                                                             -------

           International Affairs (0.1%)
           Overseas Private Investment,
            4.10%, 11/15/14                       4,334,720    4,319
                                                             -------
               Total                                           4,319
                                                             -------

           Retail-Retail Stores (0.4%)
           LB Mortgage Trust, Series 1991-2,
            Class A3, 8.39%, 1/20/17              9,956,872   11,357
                                                             -------
               Total                                          11,357
                                                             -------

               Total Mortgage and Asset Backed Securities
                (Cost: $201,267)                             207,302
                                                             -------

           Common Stocks (47.7%)
           ----------------------------------------------------------

           Consumer Discretionary (5.7%)
           *AutoNation, Inc.                         33,300      640
           *AutoZone, Inc.                           10,075      920
           *Bed Bath & Beyond, Inc.                  37,900    1,510
           Best Buy Co., Inc.                        40,900    2,430
           *Big Lots, Inc.                           14,200      172
           The Black & Decker Corp.                  10,200      901
           Brunswick Corp.                           12,100      599
           Carnival Corp.                            79,773    4,597
           Centex Corp.                              15,700      935
           Circuit City Stores, Inc.                 24,600      385
           Clear Channel Communications, Inc.        72,250    2,420
           *Coach, Inc.                              23,800    1,342
           *Comcast Corp. -- Class A                279,637    9,306
           Cooper Tire & Rubber Co.                   9,400      203
           Dana Corp.                                18,915      328
           Darden Restaurants, Inc.                  19,849      551
           Delphi Automotive Systems Corp.           70,669      637
           Dillard's, Inc. -- Class A                10,336      278
           Dollar General Corp.                      41,265      857
           Dow Jones & Co., Inc.                     10,280      443

                                                    Shares/   Value
          Common Stocks (47.7%)                      $ Par  $ (000's)
          -----------------------------------------------------------

          Consumer Discretionary continued
          Eastman Kodak Co.                          36,117   1,165
          *eBay, Inc.                                83,500   9,709
          Family Dollar Stores, Inc.                 21,100     659
          Federated Department Stores, Inc.          21,312   1,232
          Ford Motor Co.                            230,507   3,375
          Fortune Brands, Inc.                       18,133   1,400
          Gannett Co., Inc.                          32,150   2,627
          The Gap, Inc.                             110,425   2,332
          General Motors Corp.                       71,125   2,849
          Genuine Parts Co.                          21,975     968
          *The Goodyear Tire & Rubber Co.            22,100     324
          Harley-Davidson, Inc.                      36,975   2,246
          Harrah's Entertainment, Inc.               14,150     946
          *Hasbro, Inc.                              22,275     432
          Hilton Hotels Corp.                        48,650   1,106
          The Home Depot, Inc.                      276,597  11,823
          International Game Technology              43,400   1,492
          *The Interpublic Group of Companies, Inc.  53,300     714
          J. C. Penney Co., Inc.                     35,925   1,487
          Johnson Controls, Inc.                     24,000   1,523
          Jones Apparel Group, Inc.                  15,400     563
          KB Home                                     5,800     606
          Knight-Ridder, Inc.                         9,650     646
          *Kohl's Corp.                              43,233   2,126
          Leggett & Platt, Inc.                      24,067     684
          The Limited, Inc.                          51,199   1,179
          Liz Claiborne, Inc.                        13,700     578
          Lowe's Companies, Inc.                     97,350   5,606
          Marriott International, Inc. -- Class A    28,200   1,776
          Mattel, Inc.                               52,260   1,019
          The May Department Stores Co.              36,800   1,082
          Maytag Corp.                                9,967     210
          McDonald's Corp.                          158,371   5,077
          The McGraw-Hill Companies, Inc.            23,940   2,191
          Meredith Corp.                              6,300     341
          The New York Times Co. -- Class A          18,292     746
          Newell Rubbermaid, Inc.                    34,611     837
          News Corp., Inc. -- Class A               376,100   7,018
          NIKE, Inc. -- Class B                      33,100   3,002
          Nordstrom, Inc.                            17,633     824
          *Office Depot, Inc.                        39,343     683
          OfficeMax, Inc.                            11,800     370
          Omnicom Group, Inc.                        23,500   1,982
          Pulte Homes, Inc.                          16,100   1,027
          RadioShack Corp.                           19,967     657
          Reebok International, Ltd.                  7,300     321
          Sears, Roebuck & Co.                       26,050   1,329
          The Sherwin-Williams Co.                   17,760     793
          Snap-on, Inc.                               7,217     248
          The Stanley Works                          10,350     507
          Staples, Inc.                              62,750   2,115
          *Starbucks Corp.                           50,350   3,140
          Starwood Hotels & Resorts Worldwide, Inc.  26,100   1,524
          Target Corp.                              112,743   5,855
          Tiffany & Co.                              18,333     586
          *Time Warner, Inc.                        576,900  11,215
          The TJX Companies, Inc.                    60,700   1,525

Balanced Portfolio

 Balanced Portfolio



                                                 Shares/   Value
              Common Stocks (47.7%)               $ Par  $ (000's)
              ----------------------------------------------------

              Consumer Discretionary continued
              *Toys R" Us, Inc.                   27,050      554
              Tribune Co.                         40,031    1,687
              *Univision Communications, Inc. --
               Class A                            40,700    1,191
              V. F. Corp.                         13,943      772
              Viacom, Inc. -- Class B            214,761    7,815
              Visteon Corp.                       16,312      159
              The Walt Disney Co.                257,333    7,154
              Wendy's International, Inc.         14,350      563
              Whirlpool Corp.                      8,350      578
              Yum! Brands, Inc.                   36,880    1,740
                                                          -------
                  Total                                   170,064
                                                          -------

              Consumer Staples (5.0%)
              Adolph Coors Co. -- Class B          4,700      356
              Alberto-Culver Co.                  11,500      559
              Albertson's, Inc.                   46,395    1,108
              Altria Group, Inc.                 258,504   15,794
              Anheuser-Busch Companies, Inc.      99,519    5,049
              Archer-Daniels-Midland Co.          82,475    1,840
              Avon Products, Inc.                 59,550    2,305
              Brown-Forman Corp. -- Class B       15,368      748
              Campbell Soup Co.                   51,854    1,550
              The Clorox Co.                      19,150    1,129
              The Coca-Cola Co.                  304,700   12,685
              Coca-Cola Enterprises, Inc.         59,100    1,232
              Colgate-Palmolive Co.               66,754    3,415
              ConAgra Foods, Inc.                 64,733    1,906
              Costco Wholesale Corp.              59,052    2,859
              CVS Corp.                           50,433    2,273
              General Mills, Inc.                 45,933    2,283
              The Gillette Co.                   125,065    5,600
              H.J. Heinz Co.                      43,983    1,715
              Hershey Foods Corp.                 31,000    1,722
              Kellogg Co.                         52,043    2,324
              Kimberly-Clark Corp.                61,397    4,041
              *The Kroger Co.                     93,073    1,633
              McCormick & Co., Inc.               17,200      664
              The Pepsi Bottling Group, Inc.      31,500      852
              PepsiCo, Inc.                      212,200   11,077
              The Procter & Gamble Co.           319,546   17,600
              Reynolds American, Inc.             18,600    1,462
              *Safeway, Inc.                      56,400    1,113
              Sara Lee Corp.                      98,884    2,387
              SUPERVALU, Inc.                     16,950      585
              SYSCO Corp.                         80,550    3,075
              UST, Inc.                           20,833    1,002
              Wal-Mart Stores, Inc.              533,433   28,175
              Walgreen Co.                       128,754    4,940
              Wm. Wrigley Jr. Co.                 28,233    1,953
                                                          -------
                  Total                                   149,011
                                                          -------

                                                 Shares/   Value
             Common Stocks (47.7%)                $ Par  $ (000's)
             -----------------------------------------------------

             Energy (3.4%)
             Amerada Hess Corp.                   11,500      947
             Anadarko Petroleum Corp.             31,177    2,021
             Apache Corp.                         41,130    2,080
             Ashland, Inc.                         9,000      525
             Baker Hughes, Inc.                   42,240    1,802
             BJ Services Co.                      20,300      945
             Burlington Resources, Inc.           49,272    2,143
             ChevronTexaco Corp.                 266,868   14,014
             ConocoPhillips                       86,903    7,546
             Devon Energy Corp.                   61,200    2,382
             El Paso Corp.                        81,017      843
             EOG Resources, Inc.                  14,940    1,066
             Exxon Mobil Corp.                   812,571   41,653
             Halliburton Co.                      55,685    2,185
             Kerr-McGee Corp.                     19,057    1,101
             Kinder Morgan, Inc.                  15,633    1,143
             Marathon Oil Corp.                   43,691    1,643
             *Nabors Industries, Ltd.             18,850      967
             *Noble Corp.                         17,050      848
             Occidental Petroleum Corp.           49,680    2,899
             *Rowan Companies, Inc.               13,550      351
             Schlumberger, Ltd.                   74,133    4,963
             Sunoco, Inc.                          9,250      756
             *Transocean, Inc.                    40,554    1,719
             Unocal Corp.                         33,133    1,433
             Valero Energy Corp.                  32,300    1,466
             The Williams Companies, Inc.         70,100    1,142
                                                          -------
                 Total                                    100,583
                                                          -------

             Financials (9.8%)
             ACE, Ltd.                            35,800    1,530
             AFLAC, Inc.                          63,750    2,540
             The Allstate Corp.                   86,469    4,472
             Ambac Financial Group, Inc.          13,700    1,125
             American Express Co.                158,100    8,913
             American International Group, Inc.  328,090   21,547
             AmSouth Bancorporation               44,745    1,159
             Aon Corp.                            39,875      951
             Apartment Investment and Management
              Co. -- Class A                      11,900      459
             Archstone-Smith Trust                24,600      942
             Bank of America Corp                508,790   23,909
             The Bank of New York Co., Inc.       97,820    3,269
             BB&T Corp.                           69,600    2,927
             The Bear Stearns Companies, Inc.     13,045    1,335
             Capital One Financial Corp.          30,600    2,577
             The Charles Schwab Corp.            169,686    2,029
             The Chubb Corp.                      24,150    1,857
             Cincinnati Financial Corp.           21,194      938
             CIT Group, Inc.                      26,500    1,214
             Citigroup, Inc.                     653,674   31,495
             Comerica, Inc.                       21,500    1,312
             Compass Bancshares, Inc.             15,400      750
             Countrywide Financial Corp.          73,098    2,705
             *E*TRADE Group, Inc.                 46,900      701
             Equity Office Properties Trust       50,800    1,479
             Equity Residential Properties Trust  35,600    1,288
             Fannie Mae                          121,929    8,684

                                                             Balanced Portfolio

 Balanced Portfolio



                                                   Shares/   Value
            Common Stocks (47.7%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Financials continued
            Federated Investors, Inc. -- Class B    13,500      410
            Fifth Third Bancorp                     70,743    3,345
            First Horizon National Corp.            15,500      668
            Franklin Resources, Inc.                31,450    2,190
            Freddie Mac                             86,814    6,398
            Golden West Financial Corp.             38,600    2,371
            The Goldman Sachs Group, Inc.           61,000    6,346
            The Hartford Financial Services Group,
             Inc.                                   36,950    2,561
            Huntington Bancshares, Inc.             29,100      721
            Janus Capital Group, Inc.               29,771      500
            Jefferson-Pilot Corp.                   17,153      891
            JPMorgan Chase & Co.                   448,709   17,505
            KeyCorp                                 51,225    1,737
            Lehman Brothers Holdings, Inc.          33,956    2,970
            Lincoln National Corp.                  21,960    1,025
            Loews Corp.                             23,333    1,640
            M&T Bank Corp.                          14,600    1,574
            Marsh & McLennan Companies, Inc.        66,380    2,184
            Marshall & Ilsley Corp.                 28,100    1,242
            MBIA, Inc.                              17,750    1,123
            MBNA Corp.                             160,895    4,536
            Mellon Financial Corp.                  53,309    1,658
            Merrill Lynch & Co., Inc.              117,300    7,011
            MetLife, Inc.                           93,715    3,796
            MGIC Investment Corp.                   12,200      841
            Moody's Corp.                           18,600    1,615
            Morgan Stanley                         137,831    7,652
            National City Corp.                     85,379    3,206
            North Fork Bancorporation, Inc.         59,300    1,711
            Northern Trust Corp.                    27,650    1,343
            Plum Creek Timber Co., Inc. (REIT)      23,100      888
            The PNC Financial Services Group, Inc.  35,600    2,045
            Principal Financial Group, Inc.         38,700    1,584
            The Progressive Corp.                   25,200    2,138
            ProLogis                                23,200    1,005
            *Providian Financial Corp.              36,943      608
            Prudential Financial, Inc.              64,600    3,550
            Regions Financial Corp.                 58,575    2,085
            SAFECO Corp.                            15,950      833
            Simon Property Group, Inc.              27,900    1,804
            SLM Corp.                               54,158    2,891
            Sovereign Bancorp, Inc.                 43,500      981
            The St. Paul Travelers Companies, Inc.  84,331    3,126
            State Street Corp.                      42,000    2,063
            SunTrust Banks, Inc.                    46,667    3,448
            Synovus Financial Corp.                 39,050    1,116
            T. Rowe Price Group, Inc.               16,100    1,001
            Torchmark Corp.                         13,650      780
            U.S. Bancorp                           235,209    7,367
            UnumProvident Corp.                     37,306      669
            Wachovia Corp.                         201,988   10,626
            Washington Mutual, Inc.                109,938    4,648
            Wells Fargo & Co.                      213,085   13,244
            XL Capital, Ltd. -- Class A             17,500    1,359
            Zions Bancorporation                    11,300      769
                                                            -------
                Total                                       293,505
                                                            -------

                                                   Shares/   Value
            Common Stocks (47.7%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Health Care (6.0%)
            Abbott Laboratories                    196,125    9,149
            Aetna, Inc.                             18,579    2,318
            Allergan, Inc.                          16,533    1,340
            AmerisourceBergen Corp.                 13,200      775
            *Amgen, Inc.                           160,023   10,265
            Applera Corp. -- Applied Biosystems
             Group                                  24,667      516
            Bausch & Lomb, Inc.                      6,700      432
            Baxter International, Inc.              77,600    2,680
            Becton, Dickinson and Co.               31,950    1,815
            *Biogen Idec, Inc.                      42,020    2,799
            Biomet, Inc.                            31,855    1,382
            *Boston Scientific Corp.               106,380    3,782
            Bristol-Myers Squibb Co.               245,044    6,278
            C. R. Bard, Inc.                        13,200      845
            Cardinal Health, Inc.                   54,450    3,166
            *Caremark Rx, Inc.                      57,300    2,259
            *Chiron Corp.                           23,578      786
            CIGNA Corp.                             16,871    1,376
            Eli Lilly and Co.                      142,566    8,091
            *Express Scripts, Inc.                   9,600      734
            *Fisher Scientific International, Inc.  14,800      923
            *Forest Laboratories, Inc.              46,434    2,083
            *Genzyme Corp.                          31,200    1,812
            *Gilead Sciences, Inc.                  54,500    1,907
            Guidant Corp.                           40,112    2,892
            HCA, Inc.                               53,015    2,118
            Health Management Associates, Inc. --
             Class A                                30,700      698
            *Hospira, Inc.                          19,642      658
            *Humana, Inc.                           20,100      597
            IMS Health, Inc.                        29,233      678
            Johnson & Johnson                      373,823   23,708
            *King Pharmaceuticals, Inc.             30,466      378
            *Laboratory Corp. of America Holdings   17,400      867
            Manor Care, Inc.                        10,900      386
            McKesson Corp.                          36,993    1,164
            *Medco Health Solutions, Inc.           34,362    1,429
            *MedImmune, Inc.                        31,300      849
            Medtronic, Inc.                        152,200    7,560
            Merck & Co., Inc.                      279,300    8,977
            *Millipore Corp.                         6,300      314
            Mylan Laboratories, Inc.                33,900      599
            PerkinElmer, Inc.                       16,100      362
            Pfizer, Inc.                           948,559   25,507
            Quest Diagnostics, Inc.                 12,700    1,213
            Schering-Plough Corp.                  185,550    3,874
            *St. Jude Medical, Inc.                 45,000    1,887
            Stryker Corp.                           50,600    2,441
            *Tenet Healthcare Corp.                 58,750      645
            *Thermo Electron Corp.                  20,100      607
            UnitedHealth Group, Inc.                82,328    7,247
            *Waters Corp.                           15,200      711
            *Watson Pharmaceuticals, Inc.           13,800      453
            *WellPoint, Inc.                        37,200    4,278
            Wyeth                                  168,071    7,158
            *Zimmer Holdings, Inc.                  30,873    2,474
                                                            -------
                Total                                       180,242
                                                            -------

Balanced Portfolio

 Balanced Portfolio



                                                   Shares/    Value
           Common Stocks (47.7%)                    $ Par   $ (000's)
           ----------------------------------------------------------

           Industrials (5.6%)
           3M Co.                                    98,024    8,044
           *Allied Waste Industries, Inc.            40,050      372
           American Power Conversion Corp.           24,050      515
           *American Standard Companies, Inc.        27,000    1,116
           *Apollo Group, Inc. -- Class A            23,300    1,881
           Avery Dennison Corp.                      13,950      837
           The Boeing Co.                           105,718    5,473
           Burlington Northern Santa Fe Corp.        47,308    2,238
           Caterpillar, Inc.                         43,012    4,194
           Cendant Corp.                            132,573    3,100
           Cintas Corp.                              21,667      950
           Cooper Industries, Ltd. -- Class A        11,600      788
           CSX Corp.                                 27,050    1,084
           Cummins, Inc.                              5,700      478
           Danaher Corp.                             38,900    2,233
           Deere & Co.                               31,240    2,324
           *Delta Air Lines, Inc.                    16,333      122
           Dover Corp.                               25,633    1,075
           Eaton Corp.                               19,100    1,382
           Emerson Electric Co.                      52,825    3,703
           Equifax, Inc.                             17,000      478
           FedEx Corp.                               37,840    3,727
           Fluor Corp.                               10,600      578
           General Dynamics Corp.                    25,200    2,636
           General Electric Co.                   1,331,698   48,606
           Goodrich Corp.                            15,000      490
           H&R Block, Inc.                           20,750    1,017
           Honeywell International, Inc.            108,350    3,837
           Illinois Tool Works, Inc.                 37,200    3,448
           Ingersoll-Rand Co. -- Class A             21,670    1,740
           ITT Industries, Inc.                      11,600      980
           L-3 Communications Holdings, Inc.         14,500    1,062
           Lockheed Martin Corp.                     55,722    3,095
           Masco Corp.                               56,400    2,060
           *Monster Worldwide, Inc.                  15,033      506
           *Navistar International Corp.              8,820      388
           Norfolk Southern Corp.                    49,843    1,804
           Northrop Grumman Corp.                    46,362    2,520
           PACCAR, Inc.                              21,927    1,765
           Pall Corp.                                15,616      452
           Parker-Hannifin Corp.                     15,000    1,136
           Pitney Bowes, Inc.                        29,027    1,343
           *Power-One, Inc.                          10,600       95
           R. R. Donnelley & Sons Co.                27,633      975
           Raytheon Co.                              56,900    2,209
           Robert Half International, Inc.           21,860      643
           Rockwell Automation, Inc.                 23,250    1,152
           Rockwell Collins, Inc.                    22,250      878
           Ryder System, Inc.                         8,100      387
           Southwest Airlines Co.                    98,195    1,599
           Textron, Inc.                             17,350    1,280
           Tyco International, Ltd.                 253,383    9,055
           Union Pacific Corp.                       32,740    2,202
           United Parcel Service, Inc. -- Class B   141,200   12,066
           United Technologies Corp.                 64,333    6,648
           W.W. Grainger, Inc.                       11,300      753
           Waste Management, Inc.                    72,097    2,159
                                                             -------
               Total                                         167,678
                                                             -------

                                                   Shares/    Value
          Common Stocks (47.7%)                     $ Par   $ (000's)
          -----------------------------------------------------------

          Information Technology (7.7%)
          *ADC Telecommunications, Inc.             101,850     273
          Adobe Systems, Inc.                        30,075   1,887
          *Advanced Micro Devices, Inc.              48,600   1,070
          *Affiliated Computer Services, Inc. --
           Class A                                   16,200     975
          *Agilent Technologies, Inc.                61,188   1,475
          *Altera Corp.                              46,865     970
          Analog Devices, Inc.                       47,343   1,748
          *Andrew Corp.                              20,262     276
          *Apple Computer, Inc.                      50,600   3,259
          *Applied Materials, Inc.                  213,900   3,658
          *Applied Micro Circuits Corp.              38,800     163
          Autodesk, Inc.                             28,932   1,098
          Automatic Data Processing, Inc.            73,400   3,255
          *Avaya, Inc.                               57,712     993
          *BMC Software, Inc.                        27,940     520
          *Broadcom Corp. -- Class A                 41,500   1,340
          *CIENA Corp.                               72,000     240
          *Cisco Systems, Inc.                      829,367  16,007
          *Citrix Systems, Inc.                      21,380     524
          Computer Associates International, Inc.    73,732   2,290
          *Computer Sciences Corp.                   23,850   1,344
          *Compuware Corp.                           48,743     315
          *Comverse Technology, Inc.                 24,900     609
          *Convergys Corp.                           17,850     268
          *Corning, Inc.                            176,600   2,079
          *Dell, Inc.                               312,967  13,188
          *Electronic Arts, Inc.                     38,500   2,375
          Electronic Data Systems Corp.              64,700   1,495
          *EMC Corp.                                301,786   4,488
          First Data Corp.                          104,547   4,447
          *Fiserv, Inc.                              24,625     990
          *Freescale Semiconductor Inc.              49,106     902
          *Gateway, Inc.                             47,050     283
          Hewlett-Packard Co.                       380,367   7,976
          Intel Corp.                               796,443  18,628
          International Business Machines Corp.     209,710  20,672
          *Intuit, Inc.                              23,600   1,039
          *Jabil Circuit, Inc.                       25,333     648
          *JDS Uniphase Corp.                       181,900     577
          *KLA-Tencor Corp.                          24,600   1,146
          *Lexmark International, Inc. -- Class A    16,300   1,386
          Linear Technology Corp.                    38,650   1,498
          *LSI Logic Corp.                           48,500     266
          *Lucent Technologies, Inc.                556,862   2,094
          Maxim Integrated Products, Inc.            41,000   1,738
          *Mercury Interactive Corp.                 10,600     483
          *Micron Technology, Inc.                   77,150     953
          Microsoft Corp.                         1,369,400  36,576
          Molex, Inc.                                23,775     713
          Motorola, Inc.                            306,619   5,274
          National Semiconductor Corp.               45,086     809
          *NCR Corp.                                 11,700     810
          *Network Appliance, Inc.                   45,200   1,502
          *Novell, Inc.                              47,300     319
          *Novellus Systems, Inc.                    17,600     491
          *NVIDIA Corp.                              20,900     492
          *Oracle Corp.                             645,950   8,862

                                                             Balanced Portfolio

 Balanced Portfolio



                                                    Shares/   Value
           Common Stocks (47.7%)                     $ Par  $ (000's)
           ----------------------------------------------------------

           Information Technology continued
           *Parametric Technology Corp.              33,920      200
           Paychex, Inc.                             47,640    1,624
           *PMC-Sierra, Inc.                         22,400      252
           *QLogic Corp.                             11,650      428
           QUALCOMM, Inc.                           206,466    8,754
           Sabre Holdings Corp. -- Class A           17,109      379
           *Sanmina-SCI Corp.                        65,600      556
           Scientific-Atlanta, Inc.                  19,300      637
           *Siebel Systems, Inc.                     64,000      672
           *Solectron Corp.                         122,300      652
           *Sun Microsystems, Inc.                  423,654    2,279
           *SunGard Data Systems, Inc.               36,400    1,031
           *Symantec Corp.                           79,900    2,058
           Symbol Technologies, Inc.                 30,350      525
           Tektronix, Inc.                           11,340      343
           *Tellabs, Inc.                            58,208      500
           *Teradyne, Inc.                           24,450      417
           Texas Instruments, Inc.                  217,675    5,359
           *Unisys Corp.                             42,350      431
           *VERITAS Software Corp.                   53,201    1,519
           *Xerox Corp.                             120,100    2,043
           Xilinx, Inc.                              43,900    1,302
           *Yahoo!, Inc.                            173,200    6,526
                                                             -------
               Total                                         228,243
                                                             -------

           Materials (1.5%)
           Air Products and Chemicals, Inc.          28,633    1,660
           Alcoa, Inc.                              109,643    3,445
           Allegheny Technologies, Inc.              12,031      261
           Ball Corp.                                14,168      623
           Bemis Co., Inc.                           13,500      393
           The Dow Chemical Co.                     118,824    5,883
           E. I. du Pont de Nemours and Co.         125,145    6,137
           Eastman Chemical Co.                       9,775      564
           Ecolab, Inc.                              32,500    1,142
           Engelhard Corp.                           15,400      472
           Freeport-McMoRan Copper & Gold,
            Inc. -- Class B                          22,519      861
           Georgia-Pacific Corp.                     32,458    1,217
           Great Lakes Chemical Corp.                 6,400      182
           *Hercules, Inc.                           14,100      209
           International Flavors & Fragrances, Inc.  11,875      509
           International Paper Co.                   61,324    2,576
           Louisiana-Pacific Corp.                   13,900      372
           MeadWestvaco Corp.                        25,514      865
           Monsanto Co.                              33,278    1,849
           Newmont Mining Corp.                      55,930    2,484
           Nucor Corp.                               20,034    1,049
           *Pactiv Corp.                             18,700      473
           Phelps Dodge Corp.                        12,010    1,188
           PPG Industries, Inc.                      21,633    1,475
           Praxair, Inc.                             40,900    1,806
           Rohm and Haas Co.                         28,334    1,253
           *Sealed Air Corp.                         10,536      561
           Sigma-Aldrich Corp.                        8,700      526
           Temple-Inland, Inc.                        7,100      486
           United States Steel Corp.                 14,350      735
           Vulcan Materials Co.                      12,900      704
           Weyerhaeuser Co.                          30,220    2,031
                                                             -------
               Total                                          43,991
                                                             -------

                                                  Shares/     Value
           Common Stocks (47.7%)                   $ Par    $ (000's)
           ----------------------------------------------------------

           Telecommunication Services (1.6%)
           ALLTEL Corp.                              38,243     2,247
           AT&T Corp.                               100,274     1,911
           BellSouth Corp.                          230,735     6,412
           CenturyTel, Inc.                          17,000       603
           Citizens Communications Co.               42,300       583
           *Nextel Communications, Inc. --
            Class A                                 139,933     4,198
           *Qwest Communications International,
            Inc.                                    228,720     1,016
           SBC Communications, Inc.                 417,633    10,762
           Sprint Corp.                             185,311     4,605
           Verizon Communications, Inc.             348,738    14,128
                                                            ---------
               Total                                           46,465
                                                            ---------

           Utilities (1.4%)
           *The AES Corp.                            81,675     1,116
           *Allegheny Energy, Inc.                   17,300       341
           Ameren Corp.                              24,533     1,230
           American Electric Power Co., Inc.         49,820     1,711
           *Calpine Corp.                            67,340       265
           Centerpoint Energy, Inc.                  38,726       438
           Cinergy Corp.                             22,838       951
           *CMS Energy Corp.                         24,500       256
           Consolidated Edison, Inc.                 30,525     1,335
           Constellation Energy Group, Inc.          22,200       970
           Dominion Resources, Inc.                  41,725     2,826
           DTE Energy Co.                            21,950       947
           Duke Energy Corp.                        120,542     3,053
           *Dynegy, Inc. -- Class A                  47,900       221
           Edison International                      41,080     1,316
           Entergy Corp.                             28,191     1,905
           Exelon Corp.                              83,424     3,676
           FirstEnergy Corp.                         41,574     1,643
           FPL Group, Inc.                           23,343     1,745
           KeySpan Corp.                             20,200       797
           Nicor, Inc.                                5,550       205
           NiSource, Inc.                            34,084       776
           Peoples Energy Corp.                       4,700       207
           *PG&E Corp.                               50,775     1,690
           Pinnacle West Capital Corp.               11,500       511
           PPL Corp.                                 23,833     1,270
           Progress Energy, Inc.                     31,079     1,406
           Public Service Enterprise Group, Inc.     29,940     1,550
           Sempra Energy                             29,359     1,077
           The Southern Co.                          93,200     3,124
           TECO Energy, Inc.                         25,200       387
           TXU Corp.                                 30,215     1,951
           Xcel Energy, Inc.                         50,470       919
                                                            ---------
               Total                                           41,815
                                                            ---------

               Total Common Stocks
                (Cost: $759,069)                            1,421,597
                                                            ---------

           Money Market Investments (17.1%)
           ----------------------------------------------------------

           Autos (5.1%)
           (b)BMW U.S. Capital Corp.,
            2.30%, 1/14/05                       30,000,000    29,974
           (b)Daimler Chrysler Auto,
            2.25%, 1/12/05                       15,000,000    14,990

Balanced Portfolio

 Balanced Portfolio



                                                   Shares/     Value
          Money Market Investments (17.1%)          $ Par    $ (000's)
          ------------------------------------------------------------

          Autos continued
          (b)Daimler Chrysler Auto, 2.31%, 1/6/05 15,000,000   14,995
          (b)Fcar Owner Trust I, 2.25%, 1/5/05    15,000,000   14,996
          (b)Fcar Owner Trust I, 2.28%, 1/7/05    15,000,000   14,994
          (b)New Center Asset Trust,
           2.31%, 1/18/05                         15,000,000   14,984
          (b)New Center Asset Trust,
           2.36%, 2/10/05                         15,000,000   14,961
          (b)Toyota Motor Credit Corp.,
           2.28%, 1/24/05                         15,000,000   14,978
          (b)Toyota Motor Credit Corp.,
           2.30%, 1/18/05                         15,000,000   14,984
                                                              -------
              Total                                           149,856
                                                              -------

          Federal Government & Agencies (1.1%)
          (b)Federal Home Loan Mortgage Co.,
           2.42%, 3/22/05                         34,200,000   34,027
                                                              -------
              Total                                            34,027
                                                              -------

          Finance Lessors (3.0%)
          (b)Delaware Funding, 2.29%, 2/2/05      15,000,000   14,969
          Ranger Funding Co., LLC,
           2.23%, 1/10/05                         15,000,000   14,992
          Ranger Funding Co., LLC,
           2.33%, 1/18/05                         15,000,000   14,983
          Thunder Bay Funding, Inc,
           2.27%, 1/20/05                         15,000,000   14,982
          Thunder Bay Funding, Inc,
           2.34%, 1/24/05                         15,000,000   14,978
          Windmill Funding Corp.,
           2.33%, 2/3/05                          15,000,000   14,968
                                                              -------
              Total                                            89,872
                                                              -------

          Finance Services (1.9%)
          (b)Ciesco LP, 2.20%, 1/3/05             10,740,000   10,739
          (b)Citicorp, 2.27%, 1/20/05             15,000,000   14,982
          Preferred Receivable Funding,
           2.25%, 1/12/05                         15,000,000   14,989
          Preferred Receivable Funding,
           2.27%, 1/13/05                         15,000,000   14,989
                                                              -------
              Total                                            55,699
                                                              -------

          Flavoring Extracts and Syrups (0.5%)
          (b)Coca-Cola Co., 2.31%, 1/20/05        15,000,000   14,982
                                                              -------
              Total                                            14,982
                                                              -------

          Personal Credit Institutions (1.0%)
          (b)American General, 2.37%, 1/28/05     15,000,000   14,973
          (b)Household Finance Corp.,
           2.28%, 2/4/05                          15,000,000   14,968
                                                              -------
              Total                                            29,941
                                                              -------

          Petroleum Refining (0.5%)
          Chevrontexaco Funding Corp,
           2.25%, 1/5/05                          15,000,000   14,996
                                                              -------
              Total                                            14,996
                                                              -------

                                                Shares/     Value
           Money Market Investments (17.1%)      $ Par    $ (000's)
           ---------------------------------------------------------

           Pharmaceutical Preparations (0.5%)
           Pfizer, Inc., 2.00%, 1/4/05         15,000,000    14,998
                                                          ---------
               Total                                         14,998
                                                          ---------

           Security Brokers and Dealers (1.0%)
           (b)Merrill Lynch, 2.28%, 1/24/05    15,000,000    14,978
           Morgan Stanley Dean Witter,
            2.32%, 1/18/05                     15,000,000    14,984
                                                          ---------
               Total                                         29,962
                                                          ---------

           Short Term Business Credit (1.5%)
           American Express Credit,
            2.26%, 1/6/05                      15,000,000    14,995
           Old Line Funding Corp.,
            2.32%, 1/20/05                     15,000,000    14,982
           USAA Cap Corp, 2.28%, 1/5/05        15,000,000    14,996
                                                          ---------
               Total                                         44,973
                                                          ---------

           Utilities (1.0%)
           (b)National Rural Utility,
            2.27%, 1/11/05                     15,000,000    14,990
           (b)National Rural Utility,
            2.32%, 1/19/05                     15,000,000    14,983
                                                          ---------
               Total                                         29,973
                                                          ---------

               Total Money Market Investments
                (Cost: $509,269)                            509,279
                                                          ---------

               Total Investments (106.4%)
                (Cost $2,501,728)(a)                      3,173,820
                                                          ---------

               Other Assets, Less Liabilities (-6.4%)      (190,641)
                                                          ---------

               Total Net Assets (100.0%)                  2,983,179
                                                          ---------

* Non-Income Producing

 144A after the name of a security represents a security exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities was $71,782, representing 2.41% of net assets.

 IO -- Interest Only Security
 RB -- Revenue Bond

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $2,506,806 and the net unrealized appreciation of investments based on that cost was $667,014 which is comprised of $782,266 aggregate gross unrealized appreciation and $115,252 aggregate gross unrealized depreciation.

                                                             Balanced Portfolio

 Balanced Portfolio



(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                        Unrealized
                                                       Appreciation/
                                  Number of Expiration Depreciation
            Issuer (000's)        Contracts    Date       (000's)
            --------------------------------------------------------
            S&P 500 Index Futures    899       3/05       $7,540
            (Total Notional Value at
             December 31, 2004, $265,239)
            US Ten Year Treasury
             Note                    100       3/05       $   55
            (Total Notional Value at
             December 31, 2004, $11,248)

(d)Defaulted Security

(f)All or a portion of the securities have been loaned. See Note 6.
    The Accompanying Notes are an Integral Part of the Financial Statements

Balanced Portfolio

 High Yield Bond Portfolio

--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                                          Net Assets:
High current income and capital  Generate superior performance by investing in a diversified  $229 million appreciation with moderate risk. mix of fixed income securities rated below investment grade.

The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation. The Portfolio invests primarily in debt securities that are rated below investment grade by at least one major rating agency. High yield debt securities are often called "junk bonds."

For the year ended December 31, 2004, the Portfolio had a total return of 12.76%, outperforming its benchmark, the Lehman High Yield Intermediate Index, which returned 10.85%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio's peer group, High Current Yield Funds, was 9.84% for the same period, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. The High Yield Bond Portfolio has performed better than the Index since inception (May 3, 1994). The Portfolio's outperformance during 2004 can be attributed to a combination of quality mix, industry sector exposure and individual credit selections.

Following an exceptional year in 2003, the High Yield Bond Portfolio once again reported double digit returns in 2004. During the first half of 2004, the Federal Reserve Board outlined a measured approach to raising interest rates; high yield credit spreads tightened and high yield bonds performed well in an environment of rising interest rates. For the year overall, high yield bonds benefited from a strengthening economy, which is positive for earnings and cash flow of the leveraged companies that issue high yield bonds. Technical factors also supported the high yield market, as investors seeking yield in a low interest rate environment demonstrated a willingness to take on more risk. Although the expectation for high yield bonds in 2004 was good, gains were even better than expected. Overall, the high yield sector was the best performing domestic fixed income sector for the year. The reason lies in good fundamentals. High yield bonds perform best when things are going well in the economy. That was true in 2004, when we experienced good growth, good corporate earnings, and good cash flow. Very low default rates (less than 3%, according to Moody's) also helped, with more positive credit rating changes reported for the year than negative.

The Portfolio's outperformance in 2004 was the result of three factors: a moderately aggressive quality mix, industry sector selection and individual credit selection. The Portfolio's emphasis on B-rated, rather than higher quality, bonds helped its performance as lower quality bonds outperformed. The Portfolio also had good exposure to several industry sectors that turned in good performance for the year, including Telecom-Wireline, Financial Services, Cable TV and Satellite, and Chemicals. In addition, very few bonds in the Portfolio disappointed, as there were relatively few credit problems during 2004. Individual credit selections that performed particularly well during 2004 included AT&T, Huntsman Chemical, Appleton Papers, Playtex Products and Kabel Deutschland.

In 2003, and again in 2004, high yield bonds produced above-average returns. That level of return should not be anticipated for future periods. As we enter 2005, we will look for long-term interest rates to rise moderately with continued growth in the economy, and we also expect that high yield credit spreads will be maintained, given the strong fundamentals in the corporate sector.

We will continue to look for opportunities to achieve the Portfolio's primary investment strategy of achieving high current income and capital appreciation by investing in industries and individual companies that are attractively priced relative to the overall high yield market.

                                                      High Yield Bond Portfolio

 High Yield Bond Portfolio


--------------------------------------------------------------------------------

                                    [CHART]

                             Relative Performance

                                     Lehman Brothers
                 High Yield       High Yield Intermediate     Citigroup
                Bond Portfolio         Market Index           High Yield
                --------------    -----------------------     ----------
31-Dec-1994       $10,000              $10,000                $10,000
31-Dec-1995        11,678               11,732                 11,923
31-Dec-1996        13,987               13,162                 13,217
31-Dec-1997        16,204               14,743                 14,949
31-Dec-1998        15,908               14,962                 15,611
31-Dec-1999        15,836               15,357                 15,741
31-Dec-2000        15,107               14,365                 15,047
31-Dec-2001        15,866               14,908                 16,089
31-Dec-2002        15,408               14,705                 15,996
31-Dec-2003        19,885               18,741                 20,693
31-Dec-2004        22,424               20,774                 22,867

-------------------------------------------------------------------------
                         Average Annual Total Return
                      For Periods Ended December 31, 2004

                                                1 Year    5 Years    10 Years
------------------------------------------------------------------------------
High Yield Bond Portfolio                       12.76%     7.21%       8.41%
Lehman Brothers High Yield
    Intermediate Market Index                   10.85%     6.23%       7.59%
Citigroup High Yield Cash Pay Index             10.51%     7.75%       8.62%
High Current Yield Funds Lipper Average          9.84%     4.95%       7.14%
------------------------------------------------------------------------------


The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

The total return performance for the High Yield Bond Portfolio has been shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is one of several appropriate measures of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Portfolio. The index cannot be invested in directly and does not include sales charges. The Lehman Brothers High Yield Intermediate Market Index is made up of dollar-denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least
$100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in-kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

The Citigroup High Yield Cash Pay Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (both registered and Rule 144A) with maturities of at least one year and a minimum amount outstanding of US$100 million.

The fund is changing its benchmark index from the Lehman Brothers High Yield Intermediate Market Index to the Citigroup High Yield Cash Pay Index because the Citigroup Index provides greater transparency as to the composition and characteristics of the index than does the Lehman Brothers Index. The greater transparency allows the fund to enhance its analysis of performance relative to the benchmark.

The Lipper Variable Insurance Products (VIP) High Current Yield Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that aim at high (relative) current yields from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. Source: Lipper, Inc.


                                     [CHART]

                           Sector Allocation 12/31/04

              Basic Material/Capital Goods .................... 20%
              Consumer Products ............................... 14%
              Gaming/Lodging/Leisure ..........................  9%
              Telecommunications ..............................  9%
              Media ...........................................  7%
              Health Care/Pharmaceuticals .....................  6%
              Auto Related ....................................  5%
              Foods ...........................................  5%
              Short-Term Investments and Other Net Assets .....  5%
              Builders ........................................  4%
              Financials ......................................  3%
              Services ........................................  3%
              Transportation ..................................  3%
              Utilities .......................................  3%
              Energy ..........................................  2%
              Technology ......................................  2%



Sector Allocation is based on Net Assets.
Sector Allocation is subject to change.

There are greater risks inherent in a fund that primarily invests in high yield bonds.

High Yield Bond Portfolio

 High Yield Bond Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,096.80       $2.58
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,022.37       $2.49
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                      High Yield Bond Portfolio

 High Yield Bond Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                  Shares/    Value
           Bonds (95.0%)                           $ Par   $ (000's)
           ---------------------------------------------------------

           Autos/Vehicle Parts (4.7%)
           Affinia Group, Inc.,
            9.00%, 11/30/14 144A                   557,000     581
           Collins & Aikman Products,
            10.75%, 12/31/11                     1,325,000   1,352
           Cooper Tire & Rubber Co.,
            8.375%, 12/15/14 144A                1,875,000   1,870
           Delco Remy International, Inc.,
            9.375%, 4/15/12                        937,000     960
           HLI Operating Co., 10.50%, 6/15/10    1,495,000   1,603
           The Pep Boys -- Manny, Moe & Jack,
            7.50%, 12/15/14                        750,000     760
           (e)Standadyne Corp., 0.00%, 2/15/15
            144A                                 2,530,000   1,496
           Tenneco Automotive, Inc.,
            8.625% 11/15/14 144A                 1,000,000   1,040
           Visteon Corp., 7.00%, 3/10/14         1,111,000   1,061
                                                            ------
               Total Autos/Vehicle Parts                    10,723
                                                            ------

           Basic Materials (12.5%)
           Chemicals (6.0%)
           BCP Caylux Holding,
            9.625%, 6/15/14 144A                 1,889,000   2,130
           Borden US Fin/Nova Scot,
            9.00%, 7/15/14 144A                    562,000     624
           Crompton Corp., 9.875%, 8/1/12 144A     937,000   1,073
           Huntsman International, LLC,
            7.375%, 1/1/15 144A                  1,125,000   1,128
           Huntsman LLC, 11.50%, 7/15/12 144A    1,125,000   1,330
           Huntsman LLC, 11.625%, 10/15/10         750,000     887
           Invista, 9.25%, 5/1/12 144A           2,000,000   2,229
           (e)KI Holdings, Inc., 0.00%, 11/15/14
            144A                                 2,250,000   1,440
           Rockwood Specialties Group, Inc.,
            10.265%, 5/15/11                     1,725,000   1,984
           Terra Capital Corp., 11.50%, 6/1/10     682,000     777
                                                            ------
               Total                                        13,602
                                                            ------

           Metals/Mining (1.4%)
           Asia Aluminum Holdings, Ltd.,
            8.00%, 12/23/11 144A                   610,000     616
           IMCO Recycling Escrow,
            9.00%, 11/15/14 144A                 1,250,000   1,300
           Ispat Inland ULC, 9.75%, 4/1/14         255,000     315
           Ryerson Tull, Inc., 8.25%, 12/15/11
            144A                                 1,025,000   1,035
                                                            ------
               Total                                         3,266
                                                            ------

           Packaging/Containers (3.0%)
           Anchor Glass Container,
            11.00%, 2/15/13                        940,000   1,006
           (e)Consolidated Container Co.,
            9.00%, 6/15/09                       1,125,000     945
           Graham Packaging Co.,
            9.875%, 10/15/14 144A                2,001,000   2,135

                                                    Shares/    Value
          Bonds (95.0%)                              $ Par   $ (000's)
          ------------------------------------------------------------

          Packaging/Containers continued
          Owens-Brockway Glass Containers,
           6.75%, 12/1/14 144A                     1,064,000   1,075
          Pliant Corp., 11.125%, 9/1/09            1,617,000   1,763
                                                              ------
              Total                                            6,924
                                                              ------

          Paper & Forest Products (2.1%)
          Abitibi-Consolidated, Inc.,
           7.75%, 6/15/11                          1,297,000   1,362
          Ainsworth Lumber Co., Ltd.,
           7.25%, 10/1/12 144A                     1,062,000   1,081
          Appleton Papers, Inc., 8.125%, 6/15/11     656,000     707
          Appleton Papers, Inc., 9.75%, 6/15/14      750,000     829
          Neenah Paper, Inc.,
           7.375%, 11/15/14 144A                     751,000     762
                                                              ------
              Total                                            4,741
                                                              ------

              Total Basic Materials                           28,533
                                                              ------

          Builders/Building Materials (4.3%)
          Building Materials (2.8%)
          Goodman Global Holdings,
           7.875%, 12/15/12 144A                   1,877,000   1,858
          Integrated Electrical Services, Inc.,
           9.375%, 2/1/09                          1,450,000   1,363
          Ply Gem Industries, Inc.,
           9.00%, 2/15/12 144A                     1,485,000   1,507
          RMCC Acquisition Co.,
           9.50%, 11/1/12 144A                       862,000     860
          THL BuildCo, Inc., 8.50%, 9/1/14
           144A                                      755,000     789
                                                              ------
              Total                                            6,377
                                                              ------

          Home Builders (1.5%)
          William Lyon Homes, 7.50%, 2/15/14       1,125,000   1,080
          William Lyon Homes,
           7.625%, 12/15/12 144A                     525,000     513
          Technical Olympic USA, Inc.,
           7.50%, 3/15/11                          1,125,000   1,133
          Technical Olympic USA, Inc.,
           9.00%, 7/1/10                             750,000     803
                                                              ------
              Total                                            3,529
                                                              ------

              Total Builders/Building Materials                9,906
                                                              ------

          Capital Goods (7.2%)
          Ames True Temper, Inc.,
           10.00%, 7/15/12                         1,876,000   1,923
          Amsted Industries, Inc.,
           10.25%, 10/15/11 144A                   1,825,000   2,061
          Bombardier Recreational,
           8.375%, 12/15/13                        1,350,000   1,441
          Coleman Cable, Inc.,
           9.875%, 10/1/12 144A                    1,125,000   1,195

High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                    Shares/    Value
         Bonds (95.0%)                               $ Par   $ (000's)
         -------------------------------------------------------------

         Capital Goods continued
         Columbus McKinnon Corp.,
          10.00%, 8/1/10                             925,000   1,041
         DA-Lite Screen Co., Inc.,
          9.50%, 5/15/11                           1,800,000   1,980
         Douglas Dynamics LLC,
          7.75%, 1/15/12 144A                        875,000     887
         ITRON, Inc., 7.75%, 5/15/12 144A          1,125,000   1,145
         Park-Ohio Industries, Inc.,
          8.375%, 11/15/14 144A                    1,502,000   1,502
         Rexnord Corp., 10.125%, 12/15/12            750,000     848
         Sup Essx Com & Essx Group,
          9.00%, 4/15/12                           1,439,000   1,482
         Trimas Corp., 9.875%, 6/15/12               975,000   1,034
                                                              ------
             Total Capital Goods                              16,539
                                                              ------

         Consumer Products/Retailing (13.6%)
         Consumer Products (6.8%)
         American Achievement Corp.,
          8.25%, 4/1/12                              875,000     908
         Amscan Holdings, Inc., 8.75%, 5/1/14      1,688,000   1,688
         Coinmach Corp., 9.00%, 2/1/10             1,297,000   1,355
         Hines Nurseries, Inc., 10.25%, 10/1/11    1,314,000   1,436
         Jafra Cosmetics, 10.75%, 5/15/11          1,100,000   1,243
         (e)Jostens Holding Corp., 10.25%, 12/1/13   925,000     657
         Jostens IH Corp., 7.625%, 10/1/12
          144A                                       844,000     878
         Playtex Products, Inc., 9.375%, 6/1/11    2,061,000   2,201
         Samsonite Corp., 8.875%, 6/1/11           1,807,000   1,956
         Sealy Mattress Co., 8.25%, 6/15/14        1,119,000   1,186
         (e)Simmons Co., 0.00%, 12/15/14 144A      2,925,000   1,784
                                                              ------
             Total                                            15,292
                                                              ------

         Retail Food & Drug (2.3%)
         Jean Coutu Group, Inc.,
          8.50%, 8/1/14 144A                       1,625,000   1,666
         Rite Aid Corp., 9.25%, 6/1/13             1,914,000   1,933
         Stater Brothers Holdings,
          8.125%, 6/15/12                          1,640,000   1,734
                                                              ------
             Total                                             5,333
                                                              ------

         Retail Stores (1.2%)
         Blockbuster, Inc., 9.00%, 9/1/12 144A     1,689,000   1,668
         Finlay Fine Jewelry Corp.,
          8.375%, 6/1/12                           1,062,000   1,147
                                                              ------
             Total                                             2,815
                                                              ------

         Textile/Apparel (3.3%)
         Levi Strauss & Co., 9.75%, 1/15/15
          144A                                     1,375,000   1,361
         Oxford Industries, Inc., 8.875%, 6/1/11   1,693,000   1,818
         Perry Ellis International, Inc.,
          8.875%, 9/15/13                            750,000     788
         Phillips Van Heusen, 7.25%, 2/15/11       1,500,000   1,575
         Propex Fabrics, Inc.,
          10.00%, 12/1/12 144A                     1,878,000   1,948
                                                              ------
             Total                                             7,490
                                                              ------

             Total Consumer Products/Retailing                30,930
                                                              ------

                                                   Shares/    Value
          Bonds (95.0%)                             $ Par   $ (000's)
          -----------------------------------------------------------

          Energy (2.6%)
          Gas Pipelines/Oil Field Services (0.8%)
          Hanover Equipment Trust 01 A,
           0.00%, 3/31/07                           750,000     653
          Parker Drilling Co., 9.625%, 10/1/13    1,125,000   1,262
                                                              -----
              Total                                           1,915
                                                              -----

          Oil & Gas Exploration/Production
           (1.3%)
          Chesapeake Energy Corp.,
           6.375%, 6/15/15 144A                     938,000     964
          Harvest Operations Corp.,
           7.875%, 10/15/11 144A                    470,000     474
          Stone Energy Corp.,
           6.75%, 12/15/14 144A                     500,000     499
          Venoco, Inc., 8.75%, 12/15/11 144A        938,000     966
                                                              -----
              Total                                           2,903
                                                              -----

          Oil Refining & Marketing (0.5%)
          United Refining Co.,
           10.50%, 8/15/12 144A                   1,125,000   1,189
                                                              -----
              Total                                           1,189
                                                              -----

              Total Energy                                    6,007
                                                              -----

          Financials (3.0%)
          Financials Services (1.7%)
          Dollar Financial Group,
           9.75%, 11/15/11                        1,125,000   1,221
          LaBranche and Co., 11.00%, 5/15/12        936,000   1,006
          Refco Finance Holdings,
           9.00%, 8/1/12 144A                     1,500,000   1,643
                                                              -----
              Total                                           3,870
                                                              -----

          Insurance (1.3%)
          Crum and Forster Holding Corp.,
           10.375%, 6/15/13                         925,000   1,031
          Fairfax Financial Holdings,
           7.75%, 4/26/12                         1,877,000   1,914
                                                              -----
              Total                                           2,945
                                                              -----

              Total Financials                                6,815
                                                              -----

          Foods (5.2%)
          Food/Beverage/Tobacco (4.3%)
          B&G Foods, Inc., 8.00%, 10/1/11           939,000   1,000
          Chiquita Brands International,
           7.50%, 11/1/14 144A                      628,000     636
          Gold Kist, Inc., 10.25%, 3/15/14          604,000     707
          Land O Lakes, Inc., 9.00%, 12/15/10     1,503,000   1,646
          Merisant Co., 9.50%, 7/15/13 144A       1,125,000   1,001
          North Atlantic Trading, 9.25%, 3/1/12   1,500,000   1,268
          Pinnacle Foods Holding,
           8.25%, 12/1/13 144A                    1,539,000   1,466
          Standard Commercial Corp.,
           8.00%, 4/15/12                         1,375,000   1,413
          (e)Tabletop Holdings, 12.25%, 5/15/14
           144A                                   1,875,000     797
                                                              -----
              Total                                           9,934
                                                              -----

                                                      High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                   Shares/    Value
          Bonds (95.0%)                             $ Par   $ (000's)
          -----------------------------------------------------------

          Restaurants (0.9%)
          Buffets, Inc., 11.25%, 7/15/10          1,916,000   2,049
                                                             ------
              Total                                           2,049
                                                             ------

              Total Foods                                    11,983
                                                             ------

          Gaming/Leisure/Lodging (8.7%)
          Gaming (4.8%)
          American Casino & Entertainment,
           7.85%, 2/1/12                            975,000   1,036
          Herbst Gaming, Inc.,
           7.00%, 11/15/14 144A                     450,000     456
          (d)Hollywood Casino Shreveport,
           13.00%, 8/1/06                           700,000     592
          Inn of the Mountain Gods,
           12.00%, 11/15/10                         743,000     869
          Majestic Star Casino LLC,
           9.50%, 10/15/10                        1,460,000   1,548
          Resort Intl. Hotel/Casino,
           11.50%, 3/15/09                        1,000,000   1,175
          River Rock Entertainment,
           9.75%, 11/1/11                         1,125,000   1,261
          Wheeling Island Gaming,
           10.125%, 12/15/09                      1,125,000   1,198
          Wynn Las Vegas LLC/Corp.,
           6.625%, 12/1/14 144A                   3,005,000   2,976
                                                             ------
              Total                                          11,111
                                                             ------

          Leisure (3.9%)
          AMC Entertainment, Inc.,
           9.875%, 2/1/12                         1,879,000   2,048
          Intrawest Corp., 7.50%, 10/15/13 144A     853,000     907
          LCE Acquisition Corp.,
           9.00%, 8/1/14 144A                     1,625,000   1,759
          Universal City Development Corp.,
           11.75%, 4/1/10                         1,813,000   2,142
          Universal City Florida,
           8.375%, 5/1/10 144A                      750,000     778
          WMG Holdings Corp.,
           6.905%, 12/15/11 144A                  1,250,000   1,259
                                                             ------
              Total                                           8,893
                                                             ------

              Total Gaming/Leisure/Lodging                   20,004
                                                             ------
          Health Care/Pharmaceuticals (6.1%)
          Alliance Imaging, Inc.,
           7.25%, 12/15/12 144A                   1,250,000   1,272
          General Nutrition Center, 8.5%, 12/1/10 1,875,000   1,772
          Iasis Healthcare Corp., 8.75%, 6/15/14  1,547,000   1,686
          Medcath Holdings Corp.,
           9.875%, 7/15/12                        1,312,000   1,424
          Omega Healthcare Investors,
           7.00%, 4/1/14                            750,000     771
          Tenet Healthcare Corp.,
           9.875%, 7/1/14 144A                    1,499,000   1,634
          Universal Hospital Service,
           10.125%, 11/1/11                         750,000     780

                                                    Shares/    Value
          Bonds (95.0%)                              $ Par   $ (000's)
          ------------------------------------------------------------

          Health Care/Pharmaceuticals continued
          US Oncology, Inc., 9.00%, 8/15/12
           144A                                    1,501,000   1,677
          Vanguard Health Holding II,
           9.00%, 10/1/14 144A                     2,002,000   2,141
          Ventas Realty, Ltd. Partnership,
           9.00%, 5/1/12                             750,000     875
                                                              ------
              Total Health Care/Pharmaceuticals               14,032
                                                              ------

          Media (6.9%)
          Broadcasting (0.5%)
          Sinclair Broadcast Group,
           8.00%, 3/15/12                          1,132,000   1,203
                                                              ------
              Total                                            1,203
                                                              ------

          Cable/Satellite (5.6%)
          Cablevision Systems Corp.,
           8.00%, 4/15/12 144A                     1,875,000   2,001
          Echostar DBS Corp.,
           6.625%, 10/1/14 144A                    1,250,000   1,266
          Insight Midwest, 9.75%, 10/1/09            950,000     995
          Kabel Deutschland GMBH,
           10.625%, 7/1/14 144A                    1,500,000   1,725
          MediaCom LLC, 9.50%, 1/15/13             1,875,000   1,882
          NTL Cable PLC, 8.75%, 4/15/14 144A         750,000     846
          Panamsat Corp., 9.00%, 8/15/14 144A      1,250,000   1,395
          (e)Panamsat Holding Corp.,
           0.00%, 11/1/14 144A                       938,000     645
          Roger's Cable, Inc., 6.25%, 6/15/13        776,000     778
          Rogers Cable, Inc., 6.75%, 3/15/15
           144A                                    1,127,000   1,152
                                                              ------
              Total                                           12,685
                                                              ------

          Publishing (0.8%)
          Dex Media, Inc., 8.00%, 11/15/13           750,000     812
          WDAC Subsidiary Corp.,
           8.375%, 12/1/14 144A                    1,126,000   1,111
                                                              ------
              Total                                            1,923
                                                              ------

              Total Media                                     15,811
                                                              ------

          Services (3.0%)
          Environmental Services (1.1%)
          Allied Waste North America,
           7.375%, 4/15/14                         2,629,000   2,516
                                                              ------
              Total                                            2,516
                                                              ------

          Services -- Other (1.9%)
          Alderwoods Group, Inc.,
           7.75%, 9/15/12 144A                       619,000     669
          Buhrmann U.S., Inc., 8.25%, 7/1/14         937,000     948
          Petro Stopping Center, 9.00%, 2/15/12    1,125,000   1,190
          United Rentals NA, Inc.,
           6.50%, 2/15/12                          1,626,000   1,585
                                                              ------
              Total                                            4,392
                                                              ------

              Total Services                                   6,908
                                                              ------

          Technology (1.9%)
          Amkor Technologies, Inc.,
           7.125%, 3/15/11                         1,500,000   1,410

High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                  Shares/     Value
          Bonds (95.0%)                            $ Par    $ (000's)
          -----------------------------------------------------------

          Technology continued
          Magnachip Semiconductor,
           8.00%, 12/15/14 144A                  1,125,000    1,173
          Stats Chippac, Inc.,
           6.75%, 11/15/11 144A                  1,062,000    1,051
          Xerox Corp., 7.20%, 4/1/16               751,000      804
                                                             ------
              Total Technology                                4,438
                                                             ------

          Telecommunications (9.4%)
          Telecommunications -- Wireless (4.0%)
          Alamosa Delaware, Inc.,
           8.50%, 1/31/12                          750,000      819
          Centennial Communications,
           8.125%, 2/1/14                        2,000,000    2,055
          (e)IWO Escrow Co., 0.00%, 1/15/15 144A   938,000      582
          Nextel Communications,
           6.875%, 10/31/13                        835,000      906
          Rogers Wireless, Inc., 6.375%, 3/1/14    938,000      929
          Rogers Wireless, Inc.,
           7.25%, 12/15/12 144A                    501,000      531
          Rogers Wireless, Inc.,
           8.00%, 12/15/12 144A                    470,000      497
          SBA Communications Corp.,
           8.50%, 12/1/12 144A                   1,313,000    1,339
          US Unwired, Inc., 10.00%, 6/15/12      1,312,000    1,479
                                                             ------
              Total                                           9,137
                                                             ------

          Telecommunications -- Wireline (5.4%)
          (e)AT&T Corp., 9.75%, 11/15/31         1,876,000    2,239
          Citizens Communications,
           9.00% 8/15/31                         1,879,000    2,147
          MCI, Inc., 7.735%, 5/1/14              2,820,000    3,032
          Qwest Communications International,
           7.25%, 2/15/11 144A                   1,125,000    1,153
          Qwest Communications International,
           7.50%, 11/1/08 B                        375,000      371
          Qwest Corp., 7.875%, 9/1/11 144A       1,562,000    1,695
          Qwest Services Corp., Inc.,
           12/15/10, 13.50% 144A                   795,000      956
          Securus Technologies, Inc.,
           11.00%, 9/1/11 144A                     937,000      937
                                                             ------
              Total                                          12,530
                                                             ------

              Total Telecommunications                       21,667
                                                             ------

          Transportation (3.1%)
          Horizon Lines LLC,
           9.00%, 11/1/12 144A                     845,000      908
          Laidlaw International, Inc.,
           10.75%, 6/15/11                         708,000      827
          OMI Corp., 7.625%, 12/1/13             1,125,000    1,204
          Ship Finance International, Ltd.,
           8.50%, 12/15/13                       1,225,000    1,261
          Stena AB, 9.625%, 12/1/12              1,075,000    1,214
          Stena AB, 7.50%, 11/1/13                 750,000      786
          TFM SA DE C V, 12.50%, 6/15/12           750,000      876
                                                             ------
              Total Transportation                            7,076
                                                             ------

                                                  Shares/    Value
           Bonds (95.0%)                           $ Par   $ (000's)
           ---------------------------------------------------------

           Utilities (2.8%)
           Aquila, Inc., 9.95%, 2/1/11           1,125,000    1,275
           Midwest Generation LLC,
            8.75%, 5/1/34                          935,000    1,061
           NRG Energy, Inc.,
            8.00%, 12/15/13 144A                   900,000      981
           Reliant Energy, Inc., 6.75%, 12/15/14   844,000      839
           Sierra Pacific Resources,
            8.625%, 3/15/14                      1,125,000    1,271
           Utilicorp Canada Finance,
            7.75% 6/15/11                          940,000      976
                                                            -------
               Total Utilities                                6,403
                                                            -------

               Total Bonds
                (Cost: $208,462)                            217,775
                                                            -------

           Preferred Stocks (0.0%)
           ---------------------------------------------------------

           Media (0.0%)
           PTV Inc.                                     23        0
                                                            -------
               Total Preferred Stocks
                (Cost: $0)                                        0
                                                            -------

           Common Stocks and Warrants (0.5%)
           ---------------------------------------------------------

           Foods (0.5%)
           B&G Foods, Inc. -- EIS                   62,623      938
                                                            -------
               Total Foods                                      938
                                                            -------

           Media (0.0%)
           NTL, Inc.                                    12        0
                                                            -------
               Total Media                                        0
                                                            -------

           Telecommunications (0.0%)
           American Tower Corp. -- Warrants          2,900       67
           Horizon PCS, Inc. -- Warrant 144A         2,000        0
           IWO Holdings, Inc. 144A                   1,150        0
                                                            -------
               Total Telecommunications                          67
                                                            -------

           Transportation (0.0%)
           RailAmerica Transportation Corp.          1,400      102
                                                            -------
               Total Transportation                             102
                                                            -------

               Total Common Stocks and Warrants
                (Cost: $1,344)                                1,107
                                                            -------

                                                      High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                      Shares/    Value
        Money Market Investments (3.1%)                $ Par   $ (000's)
        ----------------------------------------------------------------

        Personal Credit Institutions (3.1%)
        (b)CXC, Inc., 2.20%, 1/3/05                  7,200,000    7,199
                                                               --------

            Total Money Market Investments
             (Cost: $7,199)                                       7,199
                                                               --------

            Total Investments (98.6%)
             (Cost $217,005)(a)                                 226,081
                                                               --------

            Other Assets, Less Liabilities (1.4%)                 3,231
                                                               --------

            Total Net Assets (100.0%)                          $229,312
                                                               --------

 144A after the name of a security represents a security exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities was $91,674, representing 39.98% of net assets.

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $217,005 and the net unrealized appreciation of investments based on that cost was $9,076 which is comprised of $10,806 aggregate gross unrealized appreciation and $1,730 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures or when-issued securities.

(d)Defaulted Security

(e)Step bond security that presently receives no coupon payment. At the predetermined date, the stated coupon rate becomes effective.
    The Accompanying Notes are an Integral Part of the Financial Statements

High Yield Bond Portfolio

 Select Bond Portfolio


--------------------------------------------------------------------------------

Objective:                                  Portfolio Strategy:                                   Net Assets:
A stable and relatively high level of long- Invest in high grade corporate bonds, U.S. government $661 million
term total return and preservation of       bonds and bonds of government agencies.
capital

The primary investment objective of the Select Bond Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio's assets are invested primarily in debt securities that are rated investment grade by at least one major rating agency.

For the year ended December 31, 2004, the Select Bond Portfolio had a total return of 4.75%, outperforming the Merrill Lynch Domestic Master Index (a broadly-based bond index), which returned 4.34% for the year. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio's peer group, Corporate Debt Funds A Rated, was 4.22% for the same period, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency.

The bond market posted positive returns in 2004, and high yield bonds significantly outperformed investment grade bonds for a second year in a row. However, there were significant fluctuations in bond returns during the course of the year. Beginning in April of 2004, short-term interest rates began to rise after a sustained period in which they had remained at 45-year lows. With rates on the rise, the second quarter of 2004 was the worst quarter for bond returns since 1980. Bonds reversed course in the third quarter -- an unusual time in which bond prices rose while short-term interest rates were moving up -- and after delivering negative returns the previous quarter, bonds had their best quarter in two years.

The fourth quarter of 2004 was typified by generally rising yields, with the rise most acute at the front end of the yield curve, and the yield curve continued to flatten. With the economy seemingly on stable footing -- growing not too fast and not too slow -- the incremental yields of both high grade corporates and high yield bonds looked appealing. Overall for the year, the Treasury yield curve flattened and corporate credit spreads tightened as bond investors looking for higher yields took on more credit risk rather than locking in longer term bonds.

The Select Bond Portfolio's outperformance compared to the Index can be attributed in large part to maintaining a more favorable bias in favor of lower interest rates. Early in 2004, the consensus expectation was for higher interest rates. While the bond market experienced volatility during the year, rates ended the year slightly lower from the beginning of the year. Consequently, the Portfolio's longer duration added value this year. The Portfolio's favorable interest rate positioning was slightly offset by its underweight to corporate bonds which outperformed during 2004. Within the corporate sector, the Portfolio was positioned in higher quality corporates at a time when lower quality bonds performed better. Being underweight mortgage-backed securities also negatively impacted the performance of the Portfolio, but individual security selections in the mortgage-backed sector outperformed.

At year end 2004, the Portfolio had a higher weighting in corporate bonds and mortgage-backed securities, a slightly more aggressive quality mix of corporate bonds and a slightly shorter duration. As of December 31, 2004, 36% of the Select Bond Portfolio's assets were in Government and Government Agency securities, 42% in Corporate Bonds, 4% in Short-term Investments and Other Assets, and 18% in Mortgage-Backed and Asset-Backed securities.

Heading into 2005, we see the fundamentals in the economy as sound, and the major sectors of the fixed income market appear to be fully valued on a spread basis. Corporate earnings are good and the default risk is low, and we believe spreads will be maintained and interest rates will rise only modestly in the early part of the year. We will continue to look for opportunities to effectuate the Portfolio's primary investment strategy -- to actively manage the Portfolio to take advantage of changes in interest rates and sector, quality, and maturity spread differentials of fixed income securities as we seek as high a level of total return as is consistent with prudent investment risk.

                                                          Select Bond Portfolio

 Select Bond Portfolio


--------------------------------------------------------------------------------

                                    [CHART]

                              Relative Performance

            Select Bond     Merrill Lynch Domestic
             Portfolio           Master Index
            -----------     ----------------------
12/93         $10,000             $10,000
12/94           9,772               9,718
12/95          11,638              11,517
12/96          12,024              11,931
12/97          13,162              13,083
12/98          14,092              14,243
12/99          13,948              14,107
12/00          15,372              15,761
12/01          16,966              17,073
12/02          19,017              18,850
12/03          20,061              19,627




Citigroup BIG
10,000
11,853
12,282
13,466
14,639
14,517
16,200
17,580
19,354
20,167
21,070

                          Average Annual Total Return
                      For Periods Ended December 31, 2004

                                                  1 Year    5 Years     10 Years
Select Bond Portfolio                              4.75%      8.54%        7.96%
Merrill Lynch Domestic Master Index                4.34%      7.74%        7.74%
Citigroup Broad Investment Grade Index             4.48%      7.73%        7.74%
Corporate Debt Funds A Rated Funds Lipper Average  4.22%      7.06%        7.22%


The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

Since the Portfolio invests broadly in U.S. Government, mortgage and corporate bonds, a useful basis for comparing returns has been the Merrill Lynch Domestic Master Index. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities. The Index cannot be invested in directly and does not include sales charges.

The fund is changing its benchmark index from the Merrill Lynch Domestic Master Index to the Citigroup U.S. Broad Investment Grade Bond Index because the Citigroup Index provides greater transparency as to the composition and characteristics of the index than does the Merrill Lynch Index. The greater transparency allows the fund to enhance its analysis of performance relative to the benchmark.

The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade (BBB-/Baa3) issues with a maturity of one year or longer and a minimum amount outstanding of US$1 billion for Treasuries, US$5 billion for mortgages, and US$200 million for credit, asset-backed, and government-sponsored issues.

The Lipper Variable Insurance Products (VIP) Corporate Debt Funds A Rated Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that invest primarily in corporate debt issues rated "A" or better or government issues. Source: Lipper, Inc.

                                    [CHART]

                          Percentage Holdings 12/31/04

            Corporate Bonds .................................. 42%
            Government and Agency Bonds ............... 36%
            Mortgage and Asset Backed Securities ...... 18%
            Short-Term Investments & Other Net Assets ........  4%


Percentage Holdings are based on Net Assets.
Percentage Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Portfolio's stated parameters, no more than 10% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high-yield securities.

Select Bond Portfolio

 Select Bond Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,    December       December
                               2004      31, 2004      31, 2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,046.00       $1.54
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,023.32       $1.53
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                          Select Bond Portfolio

 Select Bond Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                  Shares/     Value
           Revenue Bonds (0.4%)                    $ Par    $ (000's)
           ----------------------------------------------------------

           Municipal Bonds -- Revenue (0.4%)
           Nashville & Davidson County,
            Tennessee Health and Educational
            Facilities Board of The Metropolitan
            Government, 0.00%, 6/1/21, RB        6,500,000    2,964
                                                             ------

               Total Revenue Bonds
                (Cost: $2,837)                                2,964
                                                             ------

           Corporate Bonds (42.1%)
           ----------------------------------------------------------

           Auto Related (3.0%)
           American Honda Finance,
            4.50%, 5/26/09 144A                  4,120,000    4,192
           Ford Motor Credit Co., 5.70%, 1/15/10 1,230,000    1,241
           Ford Motor Credit Co.,
            7.375%, 10/28/09                     1,900,000    2,049
           General Motors Acceptance Corp.,
            5.625%, 5/15/09                      2,450,000    2,450
           General Motors Acceptance Corp.,
            6.75%, 12/1/14                       1,275,000    1,277
           Household Finance Corp.,
            4.125%, 11/16/09                     2,330,000    2,317
           Toyota Motor Credit Corp.,
            2.70%, 1/30/07                       2,500,000    2,464
           Toyota Motor Credit Corp.,
            5.65%, 1/15/07                       4,000,000    4,172
                                                             ------
               Total                                         20,162
                                                             ------

           Automobiles And Other Motor Vehicles (0.6%)
           Ford Motor Co., 7.45%, 7/16/31          800,000      805
           General Motors Corp., 8.375%, 7/15/33 2,800,000    2,901
                                                             ------
               Total                                          3,706
                                                             ------

           Beverages, Malt Beverages (2.4%)
           Anheuser-Busch Companies, Inc.,
            7.00%, 12/1/25                       4,200,000    4,450
           Anheuser-Busch Companies, Inc.,
            7.50%, 3/15/12                         378,000      450
           Coca-Cola Enterprises, Inc.,
            5.25%, 5/15/07                       5,000,000    5,197
           Coca-Cola Enterprises, Inc.,
            5.375%, 8/15/06                      1,500,000    1,548
           Coca-Cola Enterprises, Inc.,
            5.75%, 3/15/11                       4,000,000    4,322
                                                             ------
               Total                                         15,967
                                                             ------

           Broad Woven Fabric Mills, Manmade (0.1%)
           (d)Polysindo International Finance,
            11.375%, 6/15/06                     4,200,000      378
                                                             ------
               Total                                            378
                                                             ------

           Cable and Other Pay Television Services (0.6%)
           Comcast Corp., 5.30%, 1/15/14         2,500,000    2,579
           Time Warner Entertainment Co.,
            8.375%, 7/15/33                        830,000    1,072
                                                             ------
               Total                                          3,651
                                                             ------

                                                    Shares/    Value
           Corporate Bonds (42.1%)                   $ Par   $ (000's)
           -----------------------------------------------------------

           Chemicals and Allied Products (0.3%)
           Monsanto Co., 4.00%, 5/15/08            2,275,000   2,282
                                                              ------
               Total                                           2,282
                                                              ------

           Commercial Banks (5.8%)
           Bank of America Corp.,
            5.375%, 6/15/14                          740,000     772
           Bank of America Corp., 7.40%, 1/15/11   1,133,000   1,312
           Bank One Corp., 5.25%, 1/30/13          4,000,000   4,108
           Citigroup, Inc., 4.50%, 7/29/09         3,450,000   3,487
           HBOS Treasury Services PLC,
            4.00%, 9/15/09 144A                    3,400,000   3,390
           Key Bank NA, 5.80%, 7/1/14              2,970,000   3,145
           PNC Bank NA, 5.25%, 1/15/17             4,400,000   4,439
           Rabobank Capital Fund II,
            5.26%, 12/31/13 144A                   2,470,000   2,513
           Royal Bank of Scotland Group PLC,
            5.05%, 1/8/15                          5,320,000   5,378
           UnionBanCal Corp., 5.25%, 12/16/13        500,000     507
           US Bank NA, 4.95%, 10/30/14             3,065,000   3,076
           Wachovia Bank NA, 4.80%, 11/1/14        1,725,000   1,714
           Wells Fargo & Co., 4.20%, 1/15/10       5,000,000   5,020
                                                              ------
               Total                                          38,861
                                                              ------

           Computer and Other Data Processing Service (0.8%)
           Gtech Holdings Corp., 4.75%, 10/15/10   5,510,000   5,531
                                                              ------
               Total                                           5,531
                                                              ------

           Consumer Non-Cyclical (1.8%)
           The Clorox Co., 4.20%, 1/15/10 144A     2,200,000   2,211
           The Clorox Co., 5.00%, 1/15/15 144A     1,380,000   1,404
           Estee Lauder, Inc., 5.75%, 10/15/33     1,800,000   1,851
           The Gillette Co., 2.50%, 6/1/08         3,300,000   3,208
           Johnson & Johnson, Inc.,
            6.625%, 9/1/09                         2,750,000   3,061
                                                              ------
               Total                                          11,735
                                                              ------

           Crude Petroleum and Natural Gas (1.9%)
           Conoco Funding Co., 6.35%, 10/15/11     3,330,000   3,717
           Occidental Petroleum, 4.00%, 11/30/07   1,500,000   1,510
           Occidental Petroleum, 7.65%, 2/15/06    2,330,000   2,439
           Occidental Petroleum, 8.45%, 2/15/29    1,430,000   1,937
           Occidental Petroleum,
            10.125%, 9/15/09                       1,000,000   1,234
           XTO Energy Inc., 5.00%, 1/31/15 144A    1,670,000   1,660
                                                              ------
               Total                                          12,497
                                                              ------

           Data Processing and Preparation (0.7%)
           First Data Corp., 3.90%, 10/1/09        4,500,000   4,483
                                                              ------
               Total                                           4,483
                                                              ------

           Eating Places (0.4%)
           McDonald's Corp., 3.875%, 8/15/07       1,550,000   1,555
           McDonald's Corp., 5.375%, 4/30/07       1,200,000   1,251
                                                              ------
               Total                                           2,806
                                                              ------

Select Bond Portfolio

 Select Bond Portfolio


                                                   Shares/    Value
          Corporate Bonds (42.1%)                   $ Par   $ (000's)
          -----------------------------------------------------------

          Electric Services (2.8%)
          FPL Group Capital, Inc.,
           4.086%, 2/16/07                        1,870,000   1,890
          Indiana Michigan Power,
           5.05%, 11/15/14                        1,560,000   1,559
          Kiowa Power Partners LLC,
           4.811%, 12/30/13 144A                    890,000     892
          Kiowa Power Partners LLC,
           5.737%, 3/30/21 144A                   2,525,000   2,535
          Oncor Electric Delivery,
           6.375%, 1/15/15                          810,000     892
          PacifiCorp, 5.45%, 9/15/13              3,000,000   3,140
          PPL Electric Utilities Corp.,
           4.30%, 6/1/13                          4,900,000   4,730
          Public Service Electric & Gas Corp.,
           5.00%, 1/1/13                          1,000,000   1,021
          Virginia Electric & Power Co.,
           5.25%, 12/15/15                        2,275,000   2,313
                                                             ------
              Total                                          18,972
                                                             ------

          Electrical Equipment and Supplies (0.6%)
          Cooper Industries, Inc., 5.50%, 11/1/09 4,000,000   4,232
                                                             ------
              Total                                           4,232
                                                             ------

          Federal Savings Institutions (0.6%)
          World Savings Bank FSB,
           4.125%, 12/15/09                       4,000,000   4,001
                                                             ------
              Total                                           4,001
                                                             ------

          Fire, Marine and Casualty Insurance (2.0%)
          Berkley (WR) Corp., 9.875%, 5/15/08     2,860,000   3,362
          Berkshire Hathaway, Inc.,
           4.625%, 10/15/13                       5,980,000   5,962
          Berkshire Hathaway, Inc.,
           5.10%, 7/15/14 144A                      900,000     922
          Berkshire Hathaway, Inc.,
           3.40%, 7/2/07 144A                     1,500,000   1,496
          Progressive Corp., 6.375%, 1/15/12      1,415,000   1,562
                                                             ------
              Total                                          13,304
                                                             ------

          Gas Transmission And Distribution (0.4%)
          Consolidated Natural Gas Co.,
           5.00%, 12/1/14                         2,345,000   2,347
                                                             ------
              Total                                           2,347
                                                             ------

          Media (0.6%)
          Time Warner, Inc., 6.875%, 5/1/12       1,670,000   1,902
          Viacom, Inc., 5.625%, 8/15/12           1,670,000   1,786
                                                             ------
              Total                                           3,688
                                                             ------

          Miscellaneous Business Credit Institutions (0.2%)
          Textron Financial Corp., 2.75%, 6/1/06  1,300,000   1,284
                                                             ------
              Total                                           1,284
                                                             ------

          Motors and Generators (0.7%)
          Emerson Electric Co., 4.50%, 5/1/13     1,055,000   1,046
          Emerson Electric Co., 5.75%, 11/1/11      796,000     863
          Emerson Electric Co., 5.85%, 3/15/09    2,400,000   2,574
                                                             ------
              Total                                           4,483
                                                             ------

                                                   Shares/    Value
           Corporate Bonds (42.1%)                  $ Par   $ (000's)
           ----------------------------------------------------------

           Personal Credit Institutions (0.5%)
           SLM Corp., 4.00%, 1/15/10              3,020,000   2,997
                                                             ------
               Total                                          2,997
                                                             ------

           Petroleum Refining (0.5%)
           Amerada Hess Corp., 7.125%, 3/15/33    1,670,000   1,836
           Valero Energy Corp., 4.75%, 6/15/13    1,670,000   1,650
                                                             ------
               Total                                          3,486
                                                             ------

           Pharmaceutical Preparations (2.6%)
           Abbott Laboratories, 3.75%, 3/15/11    2,480,000   2,430
           Astrazeneca PLC, 5.40%, 6/1/14         3,570,000   3,754
           GlaxoSmithKline Capital, Inc.,
            4.375%, 4/15/14                       3,530,000   3,439
           Merck & Co., Inc., 6.40%, 3/1/28         315,000     343
           Merck & Co., Inc. 5.95%, 12/1/28       2,306,000   2,387
           Pfizer, Inc., 4.50%, 2/15/14           1,750,000   1,731
           Pfizer, Inc., 5.625%, 2/1/06           1,875,000   1,925
           Pfizer, Inc., 5.625%, 4/15/09          1,100,000   1,169
                                                             ------
               Total                                         17,178
                                                             ------

           Phone Communications Except Radiophone (2.3%)
           BellSouth Corp., 5.20%, 9/15/14        3,330,000   3,394
           SBC Communications, Inc.,
            5.10%, 9/15/14                        3,250,000   3,280
           Sprint Capital Corp., 8.375%, 3/15/12  3,330,000   4,056
           Telecom Italia Capital, 4.95%, 9/30/14
            144A                                  1,300,000   1,274
           Verizon Global Funding Corp.,
            4.375%, 6/1/13                        3,330,000   3,245
                                                             ------
               Total                                         15,249
                                                             ------

           Radio,TV Electronic Stores (1.1%)
           RadioShack Corp., 6.95%, 9/1/07        1,500,000   1,623
           RadioShack Corp., 7.375%, 5/15/11      4,885,000   5,552
                                                             ------
               Total                                          7,175
                                                             ------

           Railroads, Line-Haul Operating (1.5%)
           Burlington Northern Santa Fe,
            6.125%, 3/15/09                       3,000,000   3,224
           Union Pacific Corp., 3.875%, 2/15/09   3,000,000   2,978
           Union Pacific Corp., 7.375%, 9/15/09   3,000,000   3,389
                                                             ------
               Total                                          9,591
                                                             ------

           Real Estate Investment Trusts (0.9%)
           ERP Operating LP, 4.75%, 6/15/09       1,250,000   1,276
           ERP Operating LP, 5.25%, 9/15/14       3,400,000   3,444
           First Industrial LP, 5.25%, 6/15/09    1,275,000   1,311
                                                             ------
               Total                                          6,031
                                                             ------

           Retail-Retail Stores (2.2%)
           Fortune Brands, Inc., 4.875%, 12/1/13  1,370,000   1,390
           Home Depot, Inc.,
            3.75%, 9/15/09 144A                   7,500,000   7,433
           Limited Brands, Inc., 6.95%, 3/1/33    2,706,000   2,944
           VF Corp., 6.00%, 10/15/33              2,850,000   2,909
                                                             ------
               Total                                         14,676
                                                             ------

                                                          Select Bond Portfolio

 Select Bond Portfolio


                                                  Shares/     Value
           Corporate Bonds (42.1%)                 $ Par    $ (000's)
           ----------------------------------------------------------

           Savings Institutions Except Federal (0.4%)
           U.S. Central Credit Union,
            2.75%, 5/30/08                        2,600,000    2,517
                                                             -------
               Total                                           2,517
                                                             -------

           Security Brokers and Dealers (2.5%)
           Credit Suisse First Boston USA, Inc.,
            4.70%, 6/1/09                         3,900,000    3,991
           Goldman Sachs Group, Inc.,
            5.15%, 1/15/14                        4,500,000    4,560
           Merrill Lynch & Co., Inc.,
            5.00%, 1/15/15                        3,540,000    3,526
           Morgan Stanley, 5.30%, 3/1/13          4,075,000    4,196
                                                             -------
               Total                                          16,273
                                                             -------

           Steel Wire and Related Products (0.5%)
           Hubbell, Inc., 6.375%, 5/15/12         3,200,000    3,487
                                                             -------
               Total                                           3,487
                                                             -------

           Television Broadcasting Stations (0.5%)
           Clear Channel Communications,
            5.50%, 12/15/16                       3,020,000    2,977
                                                             -------
               Total                                           2,977
                                                             -------

           Wines and Distilled Beverages (0.3%)
           Brown Forman Corp., 3.00%, 3/15/08     1,750,000    1,711
                                                             -------
               Total                                           1,711
                                                             -------

               Total Corporate Bonds
                (Cost: $277,333)                             277,718
                                                             -------

           Government and Agency Bonds
           (36.0%)
           ----------------------------------------------------------

           Federal Government & Agencies (36.0%)
           Aid-Israel, 5.50%, 3/18/33             1,890,000    1,984
           BECCS, 0.00%, 11/15/11                 5,600,000    5,264
           Federal Home Loan Bank,
            5.54%, 1/8/09                         3,700,000    3,952
           Federal Home Loan Mortgage Corp.,
            6.50%, 5/1/34                         2,560,715    2,688
           Federal Home Loan Mortgage Corp.,
            4.50%, 5/1/19                         2,947,111    2,939
           Federal Home Loan Mortgage Corp.,
            5.00%, 10/1/19                        4,070,133    4,135
           Federal Home Loan Mortgage Corp.,
            5.50%, 9/1/19                         1,484,160    1,534
           Federal Home Loan Mortgage Corp.,
            7.50%, 10/1/27                          562,389      604
           Housing & Urban Development,
            6.08%, 8/1/13                         4,000,000    4,408
           Housing & Urban Development,
            6.17%, 8/1/14                         3,000,000    3,334
           State of Israel, 7.25%, 12/15/28       3,465,000    3,904
           Tennessee Valley Authority Stripped,
            0.00%, 4/15/42                        3,600,000    2,690
           US Treasury, 2.25%, 4/30/06           71,475,000   70,884
           (f)US Treasury, 2.50%, 10/31/06       25,950,000   25,708
           (f)US Treasury, 2.875%, 11/30/06      25,000,000   24,922
           (f)US Treasury, 3.00%, 11/15/07       27,900,000   27,729

           Government and Agency Bonds           Shares/     Value
           (36.0%)                                $ Par    $ (000's)
           ---------------------------------------------------------

           Federal Government & Agencies continued
           US Treasury, 3.50%, 12/15/09         24,410,000   24,292
           (f)US Treasury, 4.25%, 11/15/14       8,244,000    8,266
           US Treasury, 5.375%, 2/15/31         16,886,000   18,259
                                                            -------

               Total Government and Agency Bonds
                (Cost: $236,898)                            237,496
                                                            -------

           Mortgage and Asset Backed
           Securities (17.7%)
           ---------------------------------------------------------

           Boat Dealers (0.0%)
           Nationscredit Grantor Trust, Series
            1997-2, Class A1, 6.35%, 4/15/14       174,901      175
                                                            -------
               Total                                            175
                                                            -------

           Commercial Mortgages (5.1%)
           Asset Securitization Corp., Series
            1997-D5, Class PS1,
            1.62%, 2/14/43 IO                   10,322,513      540
           Chase Commercial Mortgage
            Securities Corp., Series 1997-1,
            Class B, 7.37%, 4/19/07              1,000,000    1,075
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class A2, 6.60%, 11/19/07            4,071,450    4,327
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class B, 6.60%, 11/19/07             2,000,000    2,149
           Commercial Mortgage Acceptance
            Corp., Series 1997-ML1, Class B,
            6.64%, 12/15/30                      2,000,000    2,147
           Credit Suisse First Boston Mortgage
            Securities Corp., Series 1997-C1,
            Class A2, 7.26%, 6/20/29 144A        1,242,231    1,328
           Credit Suisse First Boston Mortgage
            Securities Corp., Series 1997-C1,
            Class B, 7.28%, 6/20/29 144A         1,500,000    1,620
           Criimi Mae Commercial Mortgage
            Trust, Series 1998-C1, Class A1,
            7.00%, 11/2/06 144A                  2,844,391    2,902
           Criimi Mae Commercial Mortgage
            Trust, Series 1998-C1, Class B,
            7.00%, 11/2/11 144A                  4,000,000    4,379
           DLJ Commercial Mortgage Corp.,
            Series 1998-CF1, Class S,
            0.70%, 1/15/18 IO                  104,776,208    2,990
           DLJ Mortgage Acceptance Corp.,
            Series 1997-CF2, Class S,
            0.35%, 10/15/30 IO 144A             76,645,402    1,411
           Enterprise Mortgage Acceptance Co.,
            Series 1998-1, Class IO,
            1.37%, 1/15/23 IO 144A              21,178,658      913
           The Equitable Life Assurance
            Society, Series 174, Class C1,
            7.52%, 5/15/06 144A                  2,000,000    2,099
           Midland Realty Acceptance Corp.,
            Series 1996-C2, Class AEC,
            1.35%, 1/25/29 IO 144A               6,074,123      151

Select Bond Portfolio

 Select Bond Portfolio


          Mortgage and Asset Backed               Shares/     Value
          Securities (17.7%)                       $ Par    $ (000's)
          -----------------------------------------------------------

          Commercial Mortgages continued
          Mortgage Capital Funding, Inc., Series
           1997-MC1, Class A3,
           7.29%, 3/20/27                         2,058,037   2,128
          Nomura Asset Securities Corp., Series
           1998-D6, Class A2, 6.99%, 3/15/30      2,800,000   3,254
          (d)RMF Commercial Mortgage Pass-
           Through, Series 1997-1, Class F,
           7.47%, 1/15/19 144A                    1,800,000     180
                                                             ------
              Total                                          33,593
                                                             ------

          Federal Government & Agencies (11.1%)
          Federal National Mortgage
           Association, 4.00%, 6/1/19             1,509,479   1,474
          Federal National Mortgage
           Association, 4.50%, 8/1/19             1,570,130   1,566
          Federal National Mortgage
           Association, 5.00%, 3/1/34             9,958,739   9,900
          Federal National Mortgage
           Association, 5.50%, 9/1/34            10,569,889  10,736
          Federal National Mortgage
           Association, 5.97%, 10/1/08            3,516,554   3,722
          Federal National Mortgage
           Association, 6.22%, 2/1/06             1,748,315   1,781
          Federal National Mortgage
           Association, 6.265%, 10/1/08           2,758,489   2,943
          Federal National Mortgage
           Association, 6.36%, 4/1/08             3,417,338   3,628
          Federal National Mortgage
           Association, 6.75%, 4/25/18            1,751,059   1,838
          Federal National Mortgage
           Association, 6.75%, 12/25/23             633,935     644
          Federal National Mortgage
           Association, 7.36%, 4/1/11             2,769,868   3,134
          Federal National Mortgage
           Association, 11.00%, 12/1/12              12,716      14
          Federal National Mortgage
           Association, 11.00%, 9/1/17               53,538      59
          Federal National Mortgage
           Association, 11.00%, 12/1/17              18,280      20
          Federal National Mortgage
           Association, 11.00%, 2/1/18               37,283      42
          Federal National Mortgage
           Association, 11.50%, 4/1/18               22,444      25
          Federal National Mortgage
           Association, 12.00%, 9/1/12              120,534     134
          Federal National Mortgage
           Association, 12.00%, 12/1/12              43,636      49
          Federal National Mortgage
           Association, 12.00%, 9/1/17               24,625      28
          Federal National Mortgage
           Association, 12.00%, 10/1/17              22,321      25
          Federal National Mortgage
           Association, 12.00%, 12/1/17              10,557      12
          Federal National Mortgage
           Association, 12.00%, 2/1/18               35,966      41
          Federal National Mortgage
           Association, 12.25%, 1/1/18               18,946      22

           Mortgage and Asset Backed               Shares/    Value
           Securities (17.7%)                       $ Par   $ (000's)
           ----------------------------------------------------------

           Federal Government & Agencies continued
           Federal National Mortgage Association,
            12.50%, 4/1/18                            5,068       6
           Federal National Mortgage Association,
            13.00%, 11/1/12                          26,212      30
           Federal National Mortgage Association,
            13.00%, 11/1/17                           9,591      11
           Federal National Mortgage Association,
            13.00%, 12/1/17                           7,186       8
           Federal National Mortgage Association,
            13.00%, 2/1/18                           41,354      48
           Federal National Mortgage Association,
            14.00%, 12/1/17                          16,073      19
           Federal National Mortgage Association,
            TBA, 6.00%, 1/1/35                    5,000,000   5,169
           Government National Mortgage
            Association, 5.50%, 10/15/31             97,424     100
           Government National Mortgage
            Association, 5.50%, 11/15/31             20,312      21
           Government National Mortgage
            Association, 5.50%, 12/15/31            475,132     486
           Government National Mortgage
            Association, 5.50%, 1/15/32             635,821     651
           Government National Mortgage
            Association, 5.50%, 2/15/32             286,791     293
           Government National Mortgage
            Association, 5.50%, 3/15/32             381,508     391
           Government National Mortgage
            Association, 5.50%, 4/15/32              27,691      28
           Government National Mortgage
            Association, 5.50%, 7/15/32              42,127      43
           Government National Mortgage
            Association, 5.50%, 9/15/32           7,790,719   7,970
           Government National Mortgage
            Association, 7.00%, 5/15/23              37,828      40
           Government National Mortgage
            Association, 7.50%, 4/15/22              20,593      22
           Government National Mortgage
            Association, 7.50%, 10/15/23             62,543      68
           Government National Mortgage
            Association, 7.50%, 11/15/25              1,046       1
           Government National Mortgage
            Association, 7.50%, 5/15/26               1,620       2
           Government National Mortgage
            Association, 7.50%, 1/15/27              14,677      16
           Government National Mortgage
            Association, 7.50%, 2/15/27              31,381      34
           Government National Mortgage
            Association, 7.50%, 3/15/27               8,456       9
           Government National Mortgage
            Association, 7.50%, 4/15/27               7,084       8
           Government National Mortgage
            Association, 7.50%, 8/15/27                 871       1
           Government National Mortgage
            Association, 7.50%, 6/15/28              29,653      32
           Government National Mortgage
            Association, 8.00%, 1/15/26              36,534      40

                                                          Select Bond Portfolio

 Select Bond Portfolio


           Mortgage and Asset Backed              Shares/     Value
           Securities (17.7%)                      $ Par    $ (000's)
           ----------------------------------------------------------

           Federal Government & Agencies continued
           Government National Mortgage
            Association, 8.00%, 2/15/26              33,272       36
           Government National Mortgage
            Association, 8.00%, 8/15/26              67,701       74
           Government National Mortgage
            Association, 8.00%, 9/15/26              21,819       24
           Government National Mortgage
            Association, 8.00%, 12/15/26              9,979       11
           Government National Mortgage
            Association, 8.00%, 3/15/27              43,926       48
           Government National Mortgage
            Association, 8.00%, 4/15/27             164,597      179
           Government National Mortgage
            Association, 8.00%, 6/15/27              33,145       36
           Government National Mortgage
            Association, 8.00%, 7/15/27              19,299       21
           Government National Mortgage
            Association, 8.00%, 9/15/27              20,834       23
           Government National Mortgage
            Association, 8.50%, 3/15/23                 381        0
           Government National Mortgage
            Association, 8.50%, 6/15/24              18,166       20
           Government National Mortgage
            Association, 8.50%, 7/15/24              11,491       13
           Government National Mortgage
            Association, 8.50%, 11/15/24             65,652       73
           Government National Mortgage
            Association, 8.50%, 2/15/25              15,102       17
           Government National Mortgage
            Association, 11.00%, 1/15/18            919,980    1,030
           Government National Mortgage
            Association, TBA, 4.50%, 1/1/35      14,730,455   14,361
                                                             -------
               Total                                          73,350
                                                             -------

           Housing Programs (0.0%)
           Rural Housing Trust 1987-1, Series 1,
            Class D, 6.33%, 4/1/26                  254,487      255
                                                             -------
               Total                                             255
                                                             -------

           International Affairs (0.4%)
           Overseas Private Investment,
            4.10%, 11/15/14                       2,875,920    2,865
                                                             -------
               Total                                           2,865
                                                             -------

           Mobil Home Dealers (0.1%)
           Mid-State Trust, Series 6, Class A3,
            7.54%, 7/1/35                           587,218      636
                                                             -------
               Total                                             636
                                                             -------

           Retail-Retail Stores (1.0%)
           LB Mortgage Trust, Series 1991-2,
            Class A3, 8.39%, 1/20/17              5,620,815    6,411
                                                             -------
               Total                                           6,411
                                                             -------

               Total Mortgage and Asset Backed Securities
                (Cost: $115,759)                             117,285
                                                             -------

                                                    Shares/    Value
           Money Market Investment (15.3%)           $ Par   $ (000's)
           -----------------------------------------------------------

           Autos (2.9%)
           BMW U.S. Capital Corp.,
            2.30%, 1/14/05                         5,000,000   4,996
           Daimler Chrysler Auto, 2.24%, 1/11/05   5,000,000   4,997
           Fcar Owner Trust I, 2.25%, 1/5/05       5,000,000   4,998
           New Center Asset Trust,
            2.31%, 1/18/05                         5,000,000   4,995
                                                              ------
               Total                                          19,986
                                                              ------

           Federal Government & Agencies (0.3%)
           Federal Home Loan Mortgage Co.,
            2.42%, 3/22/05                         1,800,000   1,791
                                                              ------
               Total                                           1,791
                                                              ------

           Finance Lessors (2.2%)
           Ranger Funding Co. LLC,
            2.25%, 1/14/05                         5,000,000   4,996
           Thunder Bay Funding, Inc,
            2.27%, 1/20/05                         5,000,000   4,994
           Windmill Funding Corp.,
            2.20%, 1/4/05                          5,000,000   4,999
                                                              ------
               Total                                          14,989
                                                              ------

           Finance Services (1.1%)
           Ciesco LP, 2.20%, 1/3/05                1,970,000   1,970
           Preferred Receivable Funding,
            2.22%, 1/4/05                          5,000,000   4,999
                                                              ------
               Total                                           6,969
                                                              ------

           Flavoring Extracts and Syrups (0.8%)
           Coca-Cola Co., 2.31%, 1/20/05           5,000,000   4,994
                                                              ------
               Total                                           4,994
                                                              ------

           Miscellaneous Business Credit Institutions (0.8%)
           Catepillar Financial, 2.30%, 1/19/05    5,000,000   4,994
                                                              ------
               Total                                           4,994
                                                              ------

           Petroleum Refining (0.4%)
           Chevrontexaco Funding Corp,
            2.25%, 1/5/05                          2,700,000   2,699
                                                              ------
               Total                                           2,699
                                                              ------

           Security Brokers and Dealers (2.3%)
           The Goldman Sachs Group,
            2.33%, 1/27/05                         5,000,000   4,992
           Merrill Lynch, 2.28%, 1/24/05           5,000,000   4,992
           Morgan Stanley Dean Witter,
            2.34%, 1/26/05                         5,000,000   4,992
                                                              ------
               Total                                          14,976
                                                              ------

Select Bond Portfolio

 Select Bond Portfolio


                                                    Shares/    Value
          Money Market Investment (15.3%)            $ Par   $ (000's)
          ------------------------------------------------------------

          Short Term Business Credit (3.7%)
          (b)American Express Credit,
           2.26%, 1/6/05                           5,000,000    4,999
          (b)American General Financial Corp.,
           2.38%, 1/21/05                          5,000,000    4,993
          (b)Old Line Funding Corp.,
           2.24%, 1/11/05                          5,000,000    4,997
          (b)Sheffield Receivables, 2.26%, 1/18/05 5,000,000    4,995
          (b)USAA Cap Corp., 2.27%, 1/10/05        5,000,000    4,997
                                                              -------
              Total                                            24,981
                                                              -------

          Utilities (0.8%)
          National Rural Utility, 2.33%, 1/25/05   5,000,000    4,992
                                                              -------
              Total                                             4,992
                                                              -------

              Total Money Market Investment
               (Cost: $101,371)                               101,371
                                                              -------

              Total Investments (111.5%)
               (Cost $734,198)(a)                             736,834
                                                              -------

              Other Assets, Less Liabilities (-11.5%)         (75,807)
                                                              -------

              Total Net Assets (100.0%)                       661,027
                                                              -------

 144A after the name of a security represents a security exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities was $44,905, representing 6.79% of net assets.

 IO -- Interest Only Security
 RB -- Revenue Bond

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $738,383 and the net unrealized depreciation of investments based on that cost was $1,549 which is comprised of $10,951 aggregate gross unrealized appreciation and $12,500 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                       Unrealized
                                                      Appreciation/
                                Number of  Expiration Depreciation
               Issuer (000's)   Contracts     Date       (000's)
               ----------------------------------------------------
               US Ten Year
                Treasury Note      45         3/05         $24
               (Total Notional Value at
                December 31, 2004, $5,062)

(d)Defaulted Security

(f)All or a portion of the securities have been loaned. See Note 6.
    The Accompanying Notes are an Integral Part of the Financial Statements

                                                          Select Bond Portfolio

 Money Market Portfolio


--------------------------------------------------------------------------------

Objective:                              Portfolio Strategy:                                          Net Assets:
Maximum current income consistent       Achieve stability of capital by investing in short-term debt $344 million with liquidity and stability of capital securities.

The Money Market Portfolio's investment objective is to generate maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio, which invests only in high quality commercial paper and other short-term debt securities with maturities generally not exceeding one year, is the least risky of the Portfolios, providing a moderate return in line with prevailing short-term interest rates. The Portfolio will attempt to maximize its return by trading to take advantage of changing money market conditions and trends.

The Money Market Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio's yield depending upon management's ability to correctly time and execute such transactions. The Money Market Portfolio intends to purchase only securities that mature within a year except for securities which are subject to repurchase agreements. Accordingly, the level of purchases will be relatively high. However, as transaction costs on Money Market Portfolio investments are generally not substantial, the high level of purchases will not adversely affect the Portfolio's net asset value or net income.

The main determinant of returns from the Money Market Portfolio is short-term interest rates in general. For the year ended December 31, 2004, the return on the Portfolio was 1.43%. The Portfolio outperformed its peer group, Money Market Funds, which had an average return of 0.83% for the same period, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. The Portfolio's outperformance relative to the Index resulted mainly from a management fee waiver of 30 basis points during all of 2004, which ended on December 31, 2004.

Throughout the first five months of 2004, short-term interest rates remained at their lowest levels in many years. But in an effort to moderate economic growth, the Federal Reserve began increasing short-term rates in June, when it raised the federal funds rate by 25 basis points. By year end, the Federal Reserve had raised rates a total of five times, and the fed funds rate, which stood at 1.00% in January, ended the year at 2.25%.

The Federal Reserve governors believe short-term rates are at a level that encourages above average economic activity. They have been methodically raising these short-term interest rates to bring them to a level consistent with moderate economic growth and thereby reducing inflationary pressures.

The increase in short-term rates has not impacted the supply of money market eligible securities. Rather, stability in long-term interest rates has had a larger effect as companies have been able to extend the maturities of their debt to take advantage of the low rate environment, thereby reducing their short-term debt.

Compared to its benchmark, the Money Market Portfolio had a slightly longer average maturity earlier in 2004. The Portfolio's barbell composition (with a large portion of assets invested very short-term) provided the liquidity to reinvest in higher yielding securities as rates were on the rise, which allowed the Portfolio returns to keep pace with the increase in short-term interest rates. At the end of 2004, the average maturity of the Portfolio was in line with its benchmark.

Anticipating more rate increases going forward, we are slowly increasing the Portfolio's average maturity to take advantage of the steepness of the yield curve.


 AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
  STABLE NET ASSET VALUE SO IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE
                                  PORTFOLIO.

Money Market Portfolio

 Money Market Portfolio


--------------------------------------------------------------------------------

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,008.70       $0.00
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,024.83       $0.00
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). For periods after December 31, 2004, the Fund's Investment Adviser is no longer waiving its 0.30% management fee. In the absence of such fee waiver, the ending account value and expenses paid during the period would have been $1,008.70 and $1.51, respectively, for the actual expense example and $1,023.32 and $1.53, respectively, for the hypothetical expense example.

                                                       Money Market Portfolio

 Money Market Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                    Shares/    Value
           Money Market Investments (80.6%)          $ Par   $ (000's)
           -----------------------------------------------------------

           Agricultural Services (2.3%)
           Cargill, Inc., 2.30%, 1/20/05           8,000,000  $ 7,990
                                                              -------
               Total                                            7,990
                                                              -------

           Autos (17.6%)
           Daimler Chrysler Auto, 2.09%, 1/3/05    5,000,000    4,999
           Daimler Chrysler Auto, 2.25%, 1/12/05   8,000,000    7,995
           Fcar Owner Trust I, 2.18%, 1/6/05       8,500,000    8,496
           Fcar Owner Trust I, 2.34%, 1/24/05      7,500,000    7,489
           New Center Asset Trust,
            2.19%, 1/12/05                         8,000,000    7,995
           New Center Asset Trust,
            2.25%, 1/28/05                         8,000,000    7,987
           Toyota Motor Credit Corp.,
            2.21%, 1/28/05                         8,000,000    7,987
           Toyota Motor Credit Corp.,
            2.30%, 2/7/05                          8,000,000    7,981
                                                              -------
               Total                                           60,929
                                                              -------

           Finance Lessors (14.1%)
           Delaware Funding, 2.29%, 2/2/05         8,000,000    7,984
           Ranger Funding Co. LLC,
            2.25%, 1/14/05                         8,000,000    7,994
           Ranger Funding Co. LLC,
            2.33%, 1/24/05                         8,000,000    7,988
           Thunder Bay Funding, Inc.,
            2.15%, 1/18/05                         8,500,000    8,491
           Thunder Bay Funding, Inc.,
            2.34%, 2/1/05                          7,500,000    7,485
           Windmill Funding Corp., 2.04%, 1/3/05   8,500,000    8,499
                                                              -------
               Total                                           48,441
                                                              -------

           Finance Services (4.5%)
           Ciesco LP, 2.20%, 1/3/05                4,410,000    4,409
           Preferred Receivable Funding,
            2.21%, 1/18/05                         7,000,000    6,993
           Preferred Receivable Funding,
            2.34%, 2/1/05                          4,000,000    3,992
                                                              -------
               Total                                           15,394
                                                              -------

           Flavoring Extracts and Syrups (2.3%)
           Coca-Cola Co., 2.31%, 1/20/05           8,000,000    7,990
                                                              -------
               Total                                            7,990
                                                              -------

           Miscellaneous Business Credit Institutions (5.8%)
           Catepillar Financial Services,
            2.20%, 1/11/05                         6,000,000    5,997
           Catepillar Financial Services,
            2.55%, 6/1/05                          4,000,000    4,000
           General Electric Capital Corp.,
            2.00%, 1/4/05                          5,000,000    4,999
           General Electric Capital Corp.,
            2.46%, 7/9/07                          5,000,000    5,000
                                                              -------
               Total                                           19,996
                                                              -------

                                                   Shares/    Value
           Money Market Investments (80.6%)         $ Par   $ (000's)
           ----------------------------------------------------------

           Personal Credit Institutions (6.8%)
           American General, 2.11%, 1/3/05        5,500,000    5,499
           American General, 2.37%, 1/28/05       5,500,000    5,490
           Associates Corp., 2.64875%, 6/27/05    5,000,000    5,000
           Household Finance Corp.,
            2.28%, 2/4/05                         7,500,000    7,484
                                                             -------
               Total                                          23,473
                                                             -------

           Pharmaceutical Preparations (2.5%)
           Pfizer, Inc., 2.00%, 1/4/05            8,500,000    8,499
                                                             -------
               Total                                           8,499
                                                             -------

           Security Brokers and Dealers (8.5%)
           Citigroup Global Markets,
            2.04%, 1/11/05                        5,200,000    5,197
           The Goldman Sachs Group,
            2.33%, 1/27/05                        8,000,000    7,987
           The Goldman Sachs Group,
            2.33%, 1/31/05                        8,000,000    7,984
           Morgan Stanley Dean Witter,
            2.34%, 1/26/05                        8,000,000    7,987
                                                             -------
               Total                                          29,155
                                                             -------

           Short Term Business Credit (11.6%)
           CXC, Inc., 2.15%, 1/11/05              8,000,000    7,995
           Old Line Funding Corp.,
            2.32%, 1/24/05                        8,000,000    7,988
           Old Line Funding Corp., 2.35%, 2/7/05  8,000,000    7,981
           Sheffield Receivables, 2.26%, 1/18/05  8,000,000    7,991
           Sheffield Receivables, 2.28%, 1/25/05  8,000,000    7,988
                                                             -------
               Total                                          39,943
                                                             -------

           Utilities (4.6%)
           National Rural Utility, 2.23%, 1/10/05 7,800,000    7,796
           National Rural Utility, 2.32%, 1/18/05 8,000,000    7,991
                                                             -------
               Total                                          15,787
                                                             -------

               Total Money Market
                Investments (Cost: $277,597)                 277,597
                                                             -------

           Corporate Bonds (15.2%)
           ----------------------------------------------------------

           Banks (6.1%)
           Bank of America Corp.,
            7.875%, 5/16/05                       2,200,000    2,248
           Citigroup, Inc., 2.56%, 2/14/05        4,500,000    4,501
           First Union Corp., 7.55%, 8/18/05      2,200,000    2,271
           HBOS Treasury Services PLC,
            2.53%, 3/14/05                        3,500,000    3,501
           Royal Bank of Canada New York,
            2.3425%, 1/24/05                      4,500,000    4,500
           Wells Fargo Bank, 6.20%, 12/1/05       3,500,000    3,607
                                                             -------
               Total                                          20,628
                                                             -------

  Money Market Portfolio

 Money Market Portfolio


                                                    Shares/     Value
            Corporate Bonds (15.2%)                  $ Par    $ (000's)
            -----------------------------------------------------------

            Miscellaneous Business Credit Institutions (2.9%)
            BP Capital Markets PLC,
             4.00%, 4/29/05                        3,500,000    3,525
            General Electric Capital Corp.,
             7.50%, 5/15/05                        3,500,000    3,574
            Newcourt Credit Group,
             6.875%, 2/16/05                       3,000,000    3,020
                                                               ------
                Total                                          10,119
                                                               ------

            Personal Credit Institutions (3.7%)
            Associates Corp., 6.10%, 1/15/05       4,000,000    4,008
            Household Finance Corp.,
             6.50%, 1/24/06                        6,050,000    6,261
            USAA Capital Corp., 7.54%, 3/30/05     2,600,000    2,637
                                                               ------
                Total                                          12,906
                                                               ------

            Pharmaceutical Preparations (1.0%)
            Merck & Co., Inc., 4.125%, 1/18/05     3,500,000    3,505
                                                               ------
                Total                                           3,505
                                                               ------

            Security Brokers and Dealers (1.5%)
            Morgan Stanley Dean Witter,
             7.75%, 6/15/05                        3,500,000    3,588
            Salomon Smith Barney, 6.25%, 1/15/05   1,500,000    1,503
                                                               ------
                Total                                           5,091
                                                               ------

                Total Corporate Bonds
                 (Cost: $52,249)                               52,249
                                                               ------

                                                 Shares/    Value
             Government and Agency Bonds (5.9%)   $ Par   $ (000's)
             ------------------------------------------------------

             Federal Government & Agencies (5.9%)
             Federal Home Loan Bank,
              7.125%, 2/15/05                   3,500,000    3,524
             Federal Home Loan Bank,
              1.45%, 3/11/05                    6,000,000    6,000
             Federal Home Loan Bank,
              1.58%, 5/20/05                    7,450,000    7,450
             Federal Home Loan Mortgage Corp.,
              1.875%, 1/15/05                   3,500,000    3,501
                                                           -------

                 Total Government and Agency Bonds
                  (Cost: $20,475)                           20,475
                                                           -------

                 Total Investments (101.7%)
                  (Cost $350,321)                          350,321
                                                           -------

                 Other Assets, Less Liabilities (-1.7%)     (5,853)
                                                           -------

                 Total Net Assets (100.0%)                 344,468
                                                           -------


    The Accompanying Notes are an Integral Part of the Financial Statements

                                                       Money Market Portfolio

 Statements of Assets and Liabilities


Northwestern Mutual Series Fund, Inc.
December 31, 2004
(in thousands, except per share data)

                                                                                                Franklin
                                                                                                Templeton
                                       Small Cap    T. Rowe Price   Aggressive  International International AllianceBernstein
                                      Growth Stock Small Cap Value Growth Stock    Growth        Equity       Mid Cap Value
                                       Portfolio      Portfolio     Portfolio     Portfolio     Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------
Assets
  Investments, at value (1)..........  $  442,635    $  201,121     $1,283,572   $  109,673    $  979,796      $   71,963
  Cash...............................          64            75             11          247            60              99
  Due From Sale of Fund Shares.......         162           173            366          135           390              81
  Due From Sale of Securities........          --           118             --          614            --              --
  Due From Sale of Foreign
   Currency..........................          --            --             --          688           117              --
  Futures Variation Margin...........          11            --             16           --            --              --
  Dividends and Interest Receivables.          36           305            272           84         1,568              77
                                       ----------    ----------     ----------   ----------    ----------      ----------
   Total Assets......................     442,908       201,792      1,284,237      111,441       981,931          72,220
                                       ----------    ----------     ----------   ----------    ----------      ----------
Liabilities
  Due on Purchase of Securities and
   Securities Lending Collateral.....          20         1,427          4,609           65            --              --
  Due on Purchase of Foreign
   Currency..........................          --            --             --          738            --              --
  Due on Redemption of Fund
   Shares............................         241            49            561           38           360              24
  Due to Investment Advisor..........         202           141            554           68           536              50
  Accrued Expenses...................          25            32             18           34            58              15
  Futures Variation Margin...........          --            --             --           --            --              --
                                       ----------    ----------     ----------   ----------    ----------      ----------
   Total Liabilities.................         488         1,649          5,742          943           954              89
                                       ----------    ----------     ----------   ----------    ----------      ----------
   Net Assets........................  $  442,420    $  200,143     $1,278,495   $  110,498    $  980,977      $   72,131
                                       ==========    ==========     ==========   ==========    ==========      ==========
Represented By:
  Aggregate Paid in Capital (2), (3).  $  345,867    $  144,196     $1,134,824   $   83,087    $  804,157      $   57,504
  Undistributed Net Investment
   Income (Loss).....................          --           702            635          (16)       18,101               6
  Undistributed Accumulated Net
   Realized Gain (Loss) on
   Investments.......................       3,731         5,788       (112,367)        (803)      (68,791)            320
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities.............      92,325        49,457        255,277       28,222       227,457          14,301
   Futures Contracts.................         497            --            126           --            --              --
   Foreign Currency Transactions.....          --            --             --            8            53              --
                                       ----------    ----------     ----------   ----------    ----------      ----------
  Net Assets for Shares
   Outstanding (2)...................  $  442,420    $  200,143     $1,278,495   $  110,498    $  980,977      $   72,131
                                       ==========    ==========     ==========   ==========    ==========      ==========
  Net Asset Value, Offering and
   Redemption Price per Share........  $     2.30    $     1.58     $     3.11   $     1.32    $     1.65      $     1.45
                                       ==========    ==========     ==========   ==========    ==========      ==========
(1) Investments, at cost.............  $  350,310    $  151,664     $1,028,295   $   81,451    $  752,339      $   57,662
(2) Shares Outstanding...............     192,363       126,789        411,284       83,781       592,894          49,575
(3) Shares authorized, $.01 par value   2,000,000     2,000,000      2,000,000    2,000,000     2,000,000       2,000,000


                                      Index 400
                                        Stock
                                      Portfolio
------------------------------------------------
Assets
  Investments, at value (1).......... $  426,266
  Cash...............................         57
  Due From Sale of Fund Shares.......        368
  Due From Sale of Securities........         --
  Due From Sale of Foreign
   Currency..........................         --
  Futures Variation Margin...........        116
  Dividends and Interest Receivables.        265
                                      ----------
   Total Assets......................    427,072
                                      ----------
Liabilities
  Due on Purchase of Securities and
   Securities Lending Collateral.....         --
  Due on Purchase of Foreign
   Currency..........................         --
  Due on Redemption of Fund
   Shares............................        121
  Due to Investment Advisor..........         89
  Accrued Expenses...................         35
  Futures Variation Margin...........         --
                                      ----------
   Total Liabilities.................        245
                                      ----------
   Net Assets........................ $  426,827
                                      ==========
Represented By:
  Aggregate Paid in Capital (2), (3). $  326,641
  Undistributed Net Investment
   Income (Loss).....................      3,406
  Undistributed Accumulated Net
   Realized Gain (Loss) on
   Investments.......................     17,244
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities.............     78,124
   Futures Contracts.................      1,412
   Foreign Currency Transactions.....         --
                                      ----------
  Net Assets for Shares
   Outstanding (2)................... $  426,827
                                      ==========
  Net Asset Value, Offering and
   Redemption Price per Share........ $     1.46
                                      ==========
(1) Investments, at cost............. $  348,142
(2) Shares Outstanding...............    291,839
(3) Shares authorized, $.01 par value  2,000,000

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Assets and Liabilities

                                      Capital    T. Rowe
   Janus                             Guardian     Price
  Capital      Growth    Large Cap   Domestic    Equity    Index 500    Asset               High Yield                Money
Appreciation    Stock    Core Stock   Equity     Income      Stock    Allocation Balanced      Bond     Select Bond  Market
 Portfolio    Portfolio  Portfolio   Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio    Portfolio  Portfolio
------------------------------------------------------------------------------------------------------------------------------
 $   56,474  $  686,596  $  469,620  $  211,516 $   90,147 $1,901,752 $  196,400 $3,173,820 $  226,081  $  736,834  $  350,321
        184          78          52         227         --         38         83        100         93         205          10
         81         185         266         166        107        795        245        679         80         379         200
         --          --          --          --         44         --         --         --        102          --          --
         --          --          --          --         --         --        188         --         --          --          --
         --          --          --          --         --         --         --         --         --          --          --
         20         563         484         312        158      2,467        732     12,508      3,723       5,196         907
 ----------  ----------  ----------  ---------- ---------- ---------- ---------- ---------- ----------  ----------  ----------
     56,759     687,422     470,422     212,221     90,456  1,905,052    197,648  3,187,107    230,079     742,614     351,438
 ----------  ----------  ----------  ---------- ---------- ---------- ---------- ---------- ----------  ----------  ----------
         --          --          --          88        577         --        908    201,938        554      81,221       6,436
         --          --          --          --         --         --         --         --         --          --          --
         18         289         290          35         66        551          9        988         94         187         534
         37         244         170         105         47        320         90        756         90         167          --
         14          25          23          16         19         35         60         --         29          --          --
         --          15           4          --         --         24         13        246         --          12          --
 ----------  ----------  ----------  ---------- ---------- ---------- ---------- ---------- ----------  ----------  ----------
         69         573         487         244        709        930      1,080    203,928        767      81,587       6,970
 ----------  ----------  ----------  ---------- ---------- ---------- ---------- ---------- ----------  ----------  ----------
 $   56,690  $  686,849  $  469,935  $  211,977 $   89,747 $1,904,122 $  196,568 $2,983,179 $  229,312  $  661,027  $  344,468
 ==========  ==========  ==========  ========== ========== ========== ========== ========== ==========  ==========  ==========
 $   42,635  $  659,693  $  562,655  $  174,602 $   75,770 $1,354,468 $  168,309 $2,197,100 $  270,125  $  634,653  $  344,468
         --       7,067       6,146          59         11     32,479      3,070     76,800     15,509      24,741          --
       (565)    (65,699)   (166,528)      4,738        732     28,047      2,737     29,592    (65,398)     (1,028)         --

     14,620      85,285      67,545      32,578     13,234    488,656     22,019    672,092      9,076       2,637          --
         --         503         117          --         --        472        429      7,595         --          24          --
         --          --          --          --         --         --          4         --         --          --          --
 ----------  ----------  ----------  ---------- ---------- ---------- ---------- ---------- ----------  ----------  ----------
 $   56,690  $  686,849  $  469,935  $  211,977 $   89,747 $1,904,122 $  196,568 $2,983,179 $  229,312  $  661,027  $  344,468
 ==========  ==========  ==========  ========== ========== ========== ========== ========== ==========  ==========  ==========
 $     1.43  $     1.98  $     1.14  $     1.14 $     1.35 $     2.94 $     1.12 $     1.87 $     0.76  $     1.23  $     1.00
 ==========  ==========  ==========  ========== ========== ========== ========== ========== ==========  ==========  ==========
 $   41,854  $  601,311  $  402,075  $  178,938 $   76,913 $1,413,096 $  174,381 $2,501,728 $  217,005  $  734,198  $  350,321
     39,640     346,265     411,485     185,285     66,486    647,107    175,490  1,592,535    302,130     538,415     344,481
  2,000,000   2,000,000   2,000,000   2,000,000  2,000,000  2,000,000  2,000,000  3,000,000  2,000,000   1,000,000   2,000,000

    The Accompanying Notes are an Integral Part of the Financial Statements

                                           Statements of Assets and Liabilities

 Statements of Operations


Northwestern Mutual Series Fund, Inc.
For the Year Ended December 31, 2004
(in thousands)

                                                                                                  Franklin
                                                                                                  Templeton
                                         Small Cap    T. Rowe Price   Aggressive  International International AllianceBernstein
                                        Growth Stock Small Cap Value Growth Stock    Growth        Equity       Mid Cap Value
                                         Portfolio      Portfolio     Portfolio     Portfolio     Portfolio       Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income
  Income
   Interest............................   $   236        $    87       $    568      $    58      $    610         $    43
   Dividends (1).......................       810          2,495          6,279        1,435        24,448             992
                                          -------        -------       --------      -------      --------         -------
      Total Income.....................     1,046          2,582          6,847        1,493        25,058           1,035
                                          -------        -------       --------      -------      --------         -------
  Expenses
   Management Fees.....................     2,170          1,301          6,185          625         5,621             465
   Custodian Fees......................        19             28             13          176           455               9
   Audit Fees..........................        16             14             17           17            24              10
   Other Expenses......................         1              1              1            1             1               1
                                          -------        -------       --------      -------      --------         -------
      Total Expenses...................     2,206          1,344          6,216          819         6,101             485
                                          -------        -------       --------      -------      --------         -------
    Less Waived Fees:
      Waived by Affiliate..............        --             --             --           --            --              --
      Paid Indirectly..................        (1)            (1)            (4)          --            --              (1)
                                          -------        -------       --------      -------      --------         -------
      Total Net Expenses...............     2,205          1,343          6,212          819         6,101             484
                                          -------        -------       --------      -------      --------         -------
   Net Investment Income (Loss)........    (1,159)         1,239            635          674        18,957             551
Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currencies
  Net Realized Gain (Loss) on:
   Investment Securities...............    31,123          5,350        102,964        4,719        53,548           4,460
   Futures Contracts...................       263             --            516           --            --              --
   Foreign Currency Transactions.......        --             --             --          (16)         (651)             --
                                          -------        -------       --------      -------      --------         -------
      Net Realized Gain (Loss) on
       Investments and Foreign
       Currencies......................    31,386          5,350        103,480        4,703        52,897           4,460
                                          -------        -------       --------      -------      --------         -------
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities...............    38,651         28,984         57,173       12,642        86,049           5,278
   Futures Contracts...................       576             --            126           --            --              --
   Foreign Currency Transactions.......        --             --             --            3           (54)             --
                                          -------        -------       --------      -------      --------         -------
      Net Change in Unrealized
       Appreciation (Depreciation)
       of Investments..................    39,227         28,984         57,299       12,645        85,995           5,278
                                          -------        -------       --------      -------      --------         -------
  Net Gain (Loss) on Investments.......    70,613         34,334        160,779       17,348       138,892           9,738
                                          -------        -------       --------      -------      --------         -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations.............   $69,454        $35,573       $161,414      $18,022      $157,849         $10,289
                                          =======        =======       ========      =======      ========         =======
  (1) Less Foreign Dividend Tax........   $    --        $     1       $     17      $    58      $    954         $     2


                                        Index 400
                                          Stock
                                        Portfolio
-------------------------------------------------
Investment Income
  Income
   Interest............................  $   425
   Dividends (1).......................    4,165
                                         -------
      Total Income.....................    4,590
                                         -------
  Expenses
   Management Fees.....................      939
   Custodian Fees......................       32
   Audit Fees..........................       16
   Other Expenses......................        1
                                         -------
      Total Expenses...................      988
                                         -------
    Less Waived Fees:
      Waived by Affiliate..............       --
      Paid Indirectly..................       (1)
                                         -------
      Total Net Expenses...............      987
                                         -------
   Net Investment Income (Loss)........    3,603
Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currencies
  Net Realized Gain (Loss) on:
   Investment Securities...............   17,166
   Futures Contracts...................    3,254
   Foreign Currency Transactions.......       --
                                         -------
      Net Realized Gain (Loss) on
       Investments and Foreign
       Currencies......................   20,420
                                         -------
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities...............   33,436
   Futures Contracts...................      976
   Foreign Currency Transactions.......       --
                                         -------
      Net Change in Unrealized
       Appreciation (Depreciation)
       of Investments..................   34,412
                                         -------
  Net Gain (Loss) on Investments.......   54,832
                                         -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations.............  $58,435
                                         =======
  (1) Less Foreign Dividend Tax........  $    --

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Operations

                                   Capital   T. Rowe
   Janus                          Guardian    Price
  Capital     Growth   Large Cap  Domestic   Equity   Index 500   Asset              High Yield               Money
Appreciation   Stock   Core Stock  Equity    Income     Stock   Allocation Balanced     Bond    Select Bond  Market
 Portfolio   Portfolio Portfolio  Portfolio Portfolio Portfolio Portfolio  Portfolio Portfolio   Portfolio  Portfolio
---------------------------------------------------------------------------------------------------------------------
   $   75     $   448   $   270    $   156   $    58  $    439   $ 2,991   $ 60,071   $16,507     $26,979    $ 5,155
      278       9,444     7,979      3,582     1,541    35,954     1,152     27,066        97          --         --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------
      353       9,892     8,249      3,738     1,599    36,393     4,143     87,137    16,604      26,979      5,155
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------
      346       2,786     1,933      1,014       428     3,577       917      8,689       990       1,887      1,094
        8          22        18         12        13        32       107         --        27          --         --
       10          17        17         12        10        18        16         --        21          --         --
       --           1         1          1         1         1         3         --         1          --         --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------
      364       2,826     1,969      1,039       452     3,628     1,043      8,689     1,039       1,887      1,094
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------
       --          --        --         --        --        --        --         --        --          --     (1,094)
       --          (1)       (1)        (1)       --        --        (1)        --        (3)         --         --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------
      364       2,825     1,968      1,038       452     3,628     1,042      8,689     1,036       1,887         --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------
      (11)      7,067     6,281      2,700     1,147    32,765     3,101     78,448    15,568      25,092      5,155

     (454)     29,026      (661)    11,200     2,719    30,187     2,536     13,176    11,051       3,161         --
       --       1,385       181         --        --     2,758     1,518     40,988        --       4,891         --
       --          --        --         --        --        --         1         --        --          --         --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------

     (454)     30,411      (480)    11,200     2,719    32,945     4,055     54,164    11,051       8,052         --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------

    8,982       5,558    29,519     14,404     6,583   119,833     9,662     97,694    (1,107)     (2,909)        --
       --         177       117         --        --      (619)       --     (8,234)       --      (1,204)        --
       --          --        --         --        --        --         1         --        --          --         --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------

    8,982       5,735    29,636     14,404     6,583   119,214     9,663     89,460    (1,107)     (4,113)        --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------
    8,528      36,146    29,156     25,604     9,302   152,159    13,718    143,624     9,944       3,939         --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------
   $8,517     $43,213   $35,437    $28,304   $10,449  $184,924   $16,819   $222,072   $25,512     $29,031    $ 5,155
   ======     =======   =======    =======   =======  ========   =======   ========   =======     =======    =======
   $    2     $    42   $    (8)   $    38   $     7  $     --   $    52   $     --   $    --     $    --    $    --

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                       Statements of Operations

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Small Cap Growth Stock Portfolio                          2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $ (1,159)    $ (1,036)
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     31,386       18,249
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     39,227       69,720
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     69,454       86,933
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................         --           --
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................         --           --
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 28,670 and 35,064 Shares....     58,058       58,399
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid...........................         --           --
   Payments for 25,634 and 20,868 Shares Redeemed....    (51,704)     (33,600)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........      6,354       24,799
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     75,808      111,732
Net Assets
   Beginning of Period...............................    366,612      254,880
                                                        --------     --------
   End of Period.....................................   $442,420     $366,612
                                                        ========     ========

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
T. Rowe Price Small Cap Value Portfolio                   2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $  1,239     $    562
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      5,350        2,029
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     28,984       24,642
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     35,573       27,233
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................       (331)          --
   Net Realized Gain on Investments..................     (1,925)          --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................     (2,256)          --
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 41,747 and 38,564 Shares....     58,312       42,482
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (1,702 and 0 Shares,
     respectively)...................................      2,256           --
   Payments for 11,364 and 10,062 Shares Redeemed....    (15,686)     (10,854)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     44,882       31,628
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     78,199       58,861
Net Assets
   Beginning of Period...............................    121,944       63,083
                                                        --------     --------
   End of Period.....................................   $200,143     $121,944
                                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Changes in Net Assets

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Aggressive Growth Stock Portfolio                         2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................  $      635   $   (1,043)
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     103,480        1,043
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................      57,299      238,195
                                                       ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     161,414      238,195
                                                       ----------   ----------
 Distributions to Shareholders from:
   Net Investment Income.............................          --           --
   Net Realized Gain on Investments..................          --           --
                                                       ----------   ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................          --           --
                                                       ----------   ----------
 Fund Share Transactions:
   Proceeds from Sale of 25,228 and 33,086 Shares....      70,609       78,472
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid...........................          --           --
   Payments for 50,196 and 52,230 Shares Redeemed....    (141,070)    (123,200)
                                                       ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     (70,461)     (44,728)
                                                       ----------   ----------
 Total Increase (Decrease) in Net Assets.............      90,953      193,467
Net Assets
   Beginning of Period...............................   1,187,542      994,075
                                                       ----------   ----------
   End of Period.....................................  $1,278,495   $1,187,542
                                                       ==========   ==========

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
International Growth Portfolio                            2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $    674     $    381
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      4,703         (902)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     12,645       17,919
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     18,022       17,398
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................       (625)        (420)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (625)        (420)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 33,565 and 30,332 Shares....     39,016       27,066
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (475 and 388 Shares,
     respectively)...................................        625          420
   Payments for 11,379 and 14,368 Shares Redeemed....    (13,230)     (13,147)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     26,411       14,339
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     43,808       31,317
Net Assets
   Beginning of Period...............................     66,690       35,373
                                                        --------     --------
   End of Period.....................................   $110,498     $ 66,690
                                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                            Statements of Changes in Net Assets

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Franklin Templeton International Equity Portfolio         2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $ 18,957     $ 14,871
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     52,897      (47,810)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     85,995      260,519
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................    157,849      227,580
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................    (14,573)     (11,039)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................    (14,573)     (11,039)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 71,383 and 306,456 Shares...    104,132      326,386
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (10,380 and 10,594
     Shares, respectively)...........................     14,574       11,039
   Payments for 52,582 and 303,227 Shares Redeemed...    (76,712)    (321,361)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     41,994       16,064
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............    185,270      232,605
Net Assets
   Beginning of Period...............................    795,707      563,102
                                                        --------     --------
   End of Period.....................................   $980,977     $795,707
                                                        ========     ========

                                                                        For the
                                                        For the      Period May 1,
                                                       Year Ended       2003(a)
                                                      December 31,      through
AllianceBernstein Mid Cap Value Portfolio                 2004     December 31, 2003
------------------------------------------------------------------------------------
                                                              (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $   551         $   156
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     4,460             485
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     5,278           9,007
                                                        -------         -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................    10,289           9,648
                                                        -------         -------
 Distributions to Shareholders from:
   Net Investment Income.............................      (543)           (160)
   Net Realized Gain on Investments..................    (4,226)           (381)
                                                        -------         -------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................    (4,769)           (541)
                                                        -------         -------
 Fund Share Transactions:
   Proceeds from Sale of 16,224 and 33,540 Shares....    22,455          34,956
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (3,307 and 415 Shares,
     respectively)...................................     4,769             541
   Payments for 3,477 and 435 Shares Redeemed........    (4,704)           (513)
                                                        -------         -------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........    22,520          34,984
                                                        -------         -------
 Total Increase (Decrease) in Net Assets.............    28,040          44,091
Net Assets
   Beginning of Period...............................    44,091              --
                                                        -------         -------
   End of Period.....................................   $72,131         $44,091
                                                        =======         =======

(a)Portfolio commenced operations on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Changes in Net Assets

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Index 400 Stock Portfolio                                 2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $  3,603     $  2,461
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     20,420        3,452
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     34,412       78,087
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     58,435       84,000
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................     (2,524)      (1,934)
   Net Realized Gain on Investments..................     (2,268)          --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................     (4,792)      (1,934)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 48,930 and 57,250 Shares....     64,564       61,744
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (3,734 and 1,962
     Shares, respectively)...........................      4,792        1,934
   Payments for 29,428 and 27,449 Shares Redeemed....    (38,672)     (28,654)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     30,684       35,024
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     84,327      117,090
Net Assets
   Beginning of Period...............................    342,500      225,410
                                                        --------     --------
   End of Period.....................................   $426,827     $342,500
                                                        ========     ========

                                                                        For the
                                                        For the      Period May 1,
                                                       Year Ended       2003(a)
                                                      December 31,      through
Janus Capital Appreciation Portfolio                      2004     December 31, 2003
------------------------------------------------------------------------------------
                                                              (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $   (11)        $    14
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      (454)            (34)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     8,982           5,638
                                                        -------         -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     8,517           5,618
                                                        -------         -------
 Distributions to Shareholders from:
   Net Investment Income.............................       (51)            (14)
   Net Realized Gain on Investments..................        --             (77)
                                                        -------         -------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (51)            (91)
                                                        -------         -------
 Fund Share Transactions:
   Proceeds from Sale of 11,304 and 31,143 Shares....    14,424          31,680
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (36 and 77 Shares,
     respectively)...................................        51              91
   Payments for 2,404 and 515 Shares Redeemed........    (2,981)           (568)
                                                        -------         -------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........    11,494          31,203
                                                        -------         -------
 Total Increase (Decrease) in Net Assets.............    19,960          36,730
Net Assets
   Beginning of Period...............................    36,730              --
                                                        -------         -------
   End of Period.....................................   $56,690         $36,730
                                                        =======         =======

(a)Portfolio commenced operations on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                            Statements of Changes in Net Assets

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Growth Stock Portfolio                                    2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $  7,067     $  4,542
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     30,411       22,011
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................      5,735       78,208
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     43,213      104,761
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................     (4,542)      (4,774)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................     (4,542)      (4,774)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 29,901 and 46,115 Shares....     55,981       76,995
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (2,470 and 2,934
     Shares, respectively)...........................      4,542        4,774
   Payments for 41,710 and 40,664 Shares Redeemed....    (78,216)     (67,306)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........    (17,693)      14,463
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     20,978      114,450
Net Assets
   Beginning of Period...............................    665,871      551,421
                                                        --------     --------
   End of Period.....................................   $686,849     $665,871
                                                        ========     ========

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Large Cap Core Stock Portfolio                            2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $  6,281     $  4,201
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................       (480)     (84,731)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     29,636      167,352
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     35,437       86,822
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................     (4,200)      (3,770)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................     (4,200)      (3,770)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 37,334 and 44,876 Shares....     39,932       42,265
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (4,015 and 4,194
     Shares, respectively)...........................      4,200        3,770
   Payments for 49,534 and 51,025 Shares Redeemed....    (52,988)     (47,477)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     (8,856)      (1,442)
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     22,381       81,610
Net Assets
   Beginning of Period...............................    447,554      365,944
                                                        --------     --------
   End of Period.....................................   $469,935     $447,554
                                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Changes in Net Assets

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Capital Guardian Domestic Equity Portfolio                2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $  2,700     $  1,807
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     11,200          215
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     14,404       29,182
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     28,304       31,204
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................     (2,660)      (1,804)
   Net Realized Gain on Investments..................     (2,783)          --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................     (5,443)      (1,804)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 55,988 and 46,482 Shares....     59,051       39,838
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (4,768 and 1,826
     Shares, respectively)...........................      5,443        1,804
   Payments for 10,950 and 10,806 Shares Redeemed....    (11,477)      (9,217)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     53,017       32,425
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     75,878       61,825
Net Assets
   Beginning of Period...............................    136,099       74,274
                                                        --------     --------
   End of Period.....................................   $211,977     $136,099
                                                        ========     ========

                                                                        For the
                                                        For the      Period May 1,
                                                       Year Ended       2003(a)
                                                      December 31,      through
T. Rowe Price Equity Income Portfolio                     2004     December 31, 2003
------------------------------------------------------------------------------------
                                                              (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $ 1,147         $   439
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     2,719             408
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     6,583           6,651
                                                        -------         -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................    10,449           7,498
                                                        -------         -------
 Distributions to Shareholders from:
   Net Investment Income.............................    (1,138)           (435)
   Net Realized Gain on Investments..................    (2,181)           (216)
                                                        -------         -------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................    (3,319)           (651)
                                                        -------         -------
 Fund Share Transactions:
   Proceeds from Sale of 27,239 and 39,054 Shares....    34,607          40,714
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (2,475 and 543 Shares,
     respectively)...................................     3,319             651
   Payments for 2,336 and 489 Shares Redeemed........    (2,973)           (548)
                                                        -------         -------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........    34,953          40,817
                                                        -------         -------
 Total Increase (Decrease) in Net Assets.............    42,083          47,664
Net Assets
   Beginning of Period...............................    47,664              --
                                                        -------         -------
   End of Period.....................................   $89,747         $47,664
                                                        =======         =======

(a)Portfolio commenced operations on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                            Statements of Changes in Net Assets

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Index 500 Stock Portfolio                                 2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................  $   32,765   $   23,881
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      32,945       17,414
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     119,214      344,408
                                                       ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     184,924      385,703
                                                       ----------   ----------
 Distributions to Shareholders from:
   Net Investment Income.............................     (23,734)     (21,914)
   Net Realized Gain on Investments..................     (19,343)      (8,037)
                                                       ----------   ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................     (43,077)     (29,951)
                                                       ----------   ----------
 Fund Share Transactions:
   Proceeds from Sale of 53,590 and 64,442 Shares....     147,360      153,657
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (16,097 and 13,329
     Shares, respectively)...........................      43,077       29,951
   Payments for 67,111 and 62,305 Shares Redeemed....    (184,282)    (146,121)
                                                       ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........       6,155       37,487
                                                       ----------   ----------
 Total Increase (Decrease) in Net Assets.............     148,002      393,239
Net Assets
   Beginning of Period...............................   1,756,120    1,362,881
                                                       ----------   ----------
   End of Period.....................................  $1,904,122   $1,756,120
                                                       ==========   ==========

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Asset Allocation Portfolio                                2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $  3,101     $  2,087
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      4,055        3,511
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................      9,663       16,774
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     16,819       22,372
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................         --       (2,122)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................         --       (2,122)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 62,501 and 60,300 Shares....     65,021       55,946
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (0 and 2,087 Shares,
     respectively)...................................         --        2,122
   Payments for 15,192 and 35,897 Shares Redeemed....    (15,750)     (35,100)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     49,271       22,968
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     66,090       43,218
Net Assets
   Beginning of Period...............................    130,478       87,260
                                                        --------     --------
   End of Period.....................................   $196,568     $130,478
                                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Changes in Net Assets

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Balanced Portfolio                                        2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................  $   78,448   $   73,405
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      54,164      138,458
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................      89,460      233,710
                                                       ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     222,072      445,573
                                                       ----------   ----------
 Distributions to Shareholders from:
   Net Investment Income.............................     (73,596)     (85,974)
   Net Realized Gain on Investments..................    (103,896)          --
                                                       ----------   ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................    (177,492)     (85,974)
                                                       ----------   ----------
 Fund Share Transactions:
   Proceeds from Sale of 95,815 and 98,048 Shares....     174,463      167,389
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (102,300 and 52,328
     Shares, respectively)...........................     177,492       85,974
   Payments for 167,929 and 167,140 Shares
     Redeemed........................................    (304,844)    (283,003)
                                                       ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........      47,111      (29,640)
                                                       ----------   ----------
 Total Increase (Decrease) in Net Assets.............      91,691      329,959
Net Assets
   Beginning of Period...............................   2,891,488    2,561,529
                                                       ----------   ----------
   End of Period.....................................  $2,983,179   $2,891,488
                                                       ==========   ==========

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
High Yield Bond Portfolio                                 2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $ 15,568     $ 14,601
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     11,051        7,972
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     (1,107)      20,079
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     25,512       42,652
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................    (14,554)        (362)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................    (14,554)        (362)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 49,668 and 80,917 Shares....     35,967       52,808
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (21,213 and 572
     Shares, respectively)...........................     14,554          362
   Payments for 43,729 and 50,808 Shares Redeemed....    (31,538)     (33,642)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     18,983       19,528
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     29,941       61,818
Net Assets
   Beginning of Period...............................    199,371      137,553
                                                        --------     --------
   End of Period.....................................   $229,312     $199,371
                                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                            Statements of Changes in Net Assets

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                                                                       For the      For the
                                                                                                      Year Ended   Year Ended
                                                                                                     December 31, December 31,
Select Bond Portfolio                                                                                    2004         2003
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          (In thousands)
Change in Net Assets
  Operations
    Net Investment Income (Loss)....................................................................   $ 25,092    $  25,481
    Net Realized Gain (Loss) on Investments and Foreign Currencies..................................      8,052       17,559
    Net Change in Unrealized Appreciation (Depreciation) of Investments.............................     (4,113)     (10,035)
                                                                                                       --------    ---------
     Net Increase (Decrease) in Net Assets Resulting from Operations................................     29,031       33,005
                                                                                                       --------    ---------
  Distributions to Shareholders from:
    Net Investment Income...........................................................................    (25,605)     (24,369)
    Net Realized Gain on Investments................................................................    (17,701)     (13,905)
                                                                                                       --------    ---------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders........................    (43,306)     (38,274)
                                                                                                       --------    ---------
  Fund Share Transactions:
    Proceeds from Sale of 88,198 and 106,806 Shares.................................................    108,312      135,872
    Proceeds from Shares Issued on Reinvestments of Distributions Paid (37,204 and 31,067 Shares,
     respectively)..................................................................................     43,306       38,274
    Payments for 79,381 and 105,045 Shares Redeemed.................................................    (97,641)    (131,570)
                                                                                                       --------    ---------
     Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions...................     53,977       42,576
                                                                                                       --------    ---------
  Total Increase (Decrease) in Net Assets...........................................................     39,702       37,307
Net Assets
    Beginning of Period.............................................................................    621,325      584,018
                                                                                                       --------    ---------
    End of Period...................................................................................   $661,027    $ 621,325
                                                                                                       ========    =========

                                                                                                     For the      For the
                                                                                                    Year Ended   Year Ended
                                                                                                   December 31, December 31,
Money Market Portfolio                                                                                 2004         2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                                        (In thousands)
Change in Net Assets
  Operations
    Net Investment Income (Loss)..................................................................  $   5,155    $   5,837
    Net Realized Gain (Loss) on Investments and Foreign Currencies................................         --           --
    Net Change in Unrealized Appreciation (Depreciation) of Investments...........................         --           --
                                                                                                    ---------    ---------
     Net Increase (Decrease) in Net Assets Resulting from Operations..............................      5,155        5,837
                                                                                                    ---------    ---------
  Distributions to Shareholders from:
    Net Investment Income.........................................................................     (5,155)      (5,836)
    Net Realized Gain on Investments..............................................................         --           --
                                                                                                    ---------    ---------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders......................     (5,155)      (5,836)
                                                                                                    ---------    ---------
  Fund Share Transactions:
    Proceeds from Sale of 156,221 and 420,450 Shares..............................................    156,229      420,450
    Proceeds from Shares Issued on Reinvestments of Distributions Paid (5,155 and 5,836 Shares,
     respectively)................................................................................      5,155        5,836
    Payments for 216,789 and 527,727 Shares Redeemed..............................................   (216,789)    (527,727)
                                                                                                    ---------    ---------
     Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions.................    (55,405)    (101,441)
                                                                                                    ---------    ---------
  Total Increase (Decrease) in Net Assets.........................................................    (55,405)    (101,440)
Net Assets
    Beginning of Period...........................................................................    399,873      501,313
                                                                                                    ---------    ---------
    End of Period.................................................................................  $ 344,468    $ 399,873
                                                                                                    =========    =========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Changes in Net Assets

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

Small Cap Growth Stock Portfolio                                          For the Year Ended December 31,
                                                                 -------------------------------------------------
(For a share outstanding throughout the period)                    2004      2003      2002      2001      2000
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.94  $   1.46  $   1.79  $   1.86  $   1.79
  Income from Investment Operations:
    Net Investment Income.......................................    (0.01)       --        --        --        --
    Net Realized and Unrealized Gains (Losses) on Investments...     0.37      0.48     (0.33)    (0.07)     0.13
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.36      0.48     (0.33)    (0.07)     0.13
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................       --        --        --        --        --
    Distributions from Realized Gains on Investments............       --        --        --        --     (0.06)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................       --        --        --        --     (0.06)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   2.30  $   1.94  $   1.46  $   1.79  $   1.86
                                                                 ========  ========  ========  ========  ========
Total Return(d).................................................   18.80%    33.06%   (18.42%)   (3.76%)    6.71%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $442,420  $366,612  $254,880  $291,448  $250,314
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.57%     0.59%     0.60%     0.60%     0.67%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets.....   (0.30%)   (0.35%)   (0.26%)    0.17%     0.19%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   87.74%    84.20%    41.87%    70.58%    86.13%
                                                                 ========  ========  ========  ========  ========


                                                                                               For the Period
                                                                                              July 31, 2001(a)
T. Rowe Price Small Cap Value Portfolio                       For the Year Ended December 31,     through
                                                              --------------------------------  December 31,
(For a share outstanding throughout the period)                 2004        2003      2002          2001
----------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period......................... $   1.29    $   0.95  $  1.02       $  1.00
  Income from Investment Operations:
    Net Investment Income....................................     0.01        0.01     0.01            --
    Net Realized and Unrealized Gains on Investments.........     0.30        0.33    (0.07)         0.02
                                                               --------   --------  -------       -------
     Total from Investment Operations........................     0.31        0.34    (0.06)         0.02
                                                               --------   --------  -------       -------
  Less Distributions:
    Distributions from Net Investment Income.................       --          --    (0.01)           --
    Distributions from Realized Gains on Investments.........    (0.02)         --       --            --
                                                               --------   --------  -------       -------
     Total Distributions.....................................    (0.02)         --    (0.01)           --
                                                               --------   --------  -------       -------
Net Asset Value, End of Period............................... $   1.58    $   1.29  $  0.95       $  1.02
                                                               ========   ========  =======       =======
Total Return(d)..............................................   24.57%      35.15%   (5.58%)        1.76%
                                                               ========   ========  =======       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)..................... $200,143    $121,944  $63,083       $21,003
                                                               ========   ========  =======       =======
Ratio of Gross Expenses to Average Net Assets................    0.88%       0.90%    1.02%         1.36%(c)
                                                               ========   ========  =======       =======
Ratio of Net Expenses to Average Net Assets..................    0.88%       0.90%    1.00%         1.00%(c)
                                                               ========   ========  =======       =======
Ratio of Net Investment Income (Losses) to Average Net Assets    0.81%       0.65%    0.54%         1.03%(c)
                                                               ========   ========  =======       =======
Portfolio Turnover Rate......................................   19.22%      33.78%   28.26%        49.70%
                                                               ========   ========  =======       =======

(a)Portfolio commenced operations July 31, 2001.
(c)Computed on an annualized basis.
(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

   The Accompanying Notes are an Integral Part of the Financial Statements.

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

Aggressive Growth Stock Portfolio                                              For the Year Ended December 31,
                                                                 -----------------------------------------------------------
(For a share outstanding throughout the period)                      2004         2003       2002       2001        2000
----------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $     2.72    $     2.18  $   2.82  $     4.47  $     4.81
  Income from Investment Operations:
    Net Investment Income.......................................        0.0(e)         --        --          --          --
    Net Realized and Unrealized Gains (Losses) on Investments...       0.39          0.54     (0.59)      (0.83)       0.29
                                                                 ----------    ----------  --------  ----------  ----------
     Total from Investment Operations...........................       0.39          0.54     (0.59)      (0.83)       0.29
                                                                 ----------    ----------  --------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income....................         --            --        --          --          --
    Distributions from Realized Gains on Investments............         --            --     (0.05)      (0.82)      (0.63)
                                                                 ----------    ----------  --------  ----------  ----------
     Total Distributions........................................         --            --     (0.05)      (0.82)      (0.63)
                                                                 ----------    ----------  --------  ----------  ----------
Net Asset Value, End of Period.................................. $     3.11    $     2.72  $   2.18  $     2.82  $     4.47
                                                                 ==========    ==========  ========  ==========  ==========
Total Return(d).................................................     14.22%        24.69%   (21.15%)    (19.87%)      6.18%
                                                                 ==========    ==========  ========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $1,278,495    $1,187,542  $994,075  $1,341,876  $1,696,013
                                                                 ==========    ==========  ========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................      0.52%         0.52%     0.52%       0.52%       0.52%
                                                                 ==========    ==========  ========  ==========  ==========
Ratio of Net Investment Income (Loss) to Average Net Assets.....      0.05%        (0.10%)   (0.11%)      0.08%       0.09%
                                                                 ==========    ==========  ========  ==========  ==========
Portfolio Turnover Rate.........................................     71.24%        63.21%    43.37%      70.40%      63.18%
                                                                 ==========    ==========  ========  ==========  ==========


                                                                                                  For the Period
                                                                                                 July 31, 2001(a)
International Growth Portfolio                                   For the Year Ended December 31,     through
                                                                 --------------------------------  December 31,
(For a share outstanding throughout the period)                    2004       2003      2002           2001
-------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.09   $  0.79   $   0.91       $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................     0.01      0.01         --            --
    Net Realized and Unrealized Gains (Losses) on Investments...     0.23      0.30      (0.12)        (0.09)
                                                                 --------   -------   --------       -------
     Total from Investment Operations...........................     0.24      0.31      (0.12)        (0.09)
                                                                 --------   -------   --------       -------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.01)        --            --
    Distributions from Realized Gains on Investments............       --        --         --            --
                                                                 --------   -------   --------       -------
     Total Distributions........................................    (0.01)    (0.01)        --            --
                                                                 --------   -------   --------       -------
Net Asset Value, End of Period.................................. $   1.32   $  1.09   $   0.79       $  0.91
                                                                 ========   =======   ========       =======
Total Return(d).................................................   21.59%    38.99%    (12.34%)       (9.40%)
                                                                 ========   =======   ========       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $110,498   $66,690   $ 35,373       $26,900
                                                                 ========   =======   ========       =======
Ratio of Gross Expenses to Average Net Assets...................    0.98%     1.25%      1.15%         1.25%(c)
                                                                 ========   =======   ========       =======
Ratio of Net Expenses to Average Net Assets.....................    0.98%     1.10%      1.10%         1.10%(c)
                                                                 ========   =======   ========       =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....    0.81%     0.79%      0.62%         0.05%(c)
                                                                 ========   =======   ========       =======
Portfolio Turnover Rate.........................................   70.84%    58.09%     27.28%        18.45%
                                                                 ========   =======   ========       =======

(a)Portfolio commenced operations July 31, 2001.
(c)Computed on an annualized basis.
(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)Amount is less than $0.005.

   The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

Franklin Templeton International Equity                                   For the Year Ended December 31,
                                                                 -------------------------------------------------
(For a share outstanding throughout the period)                    2004      2003      2002      2001      2000
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.41  $   1.02  $   1.26  $   1.63  $   1.78
  Income from Investment Operations:
    Net Investment Income.......................................     0.03      0.03      0.02      0.02      0.02
    Net Realized and Unrealized Gains (Losses) on Investments...     0.24      0.38     (0.24)    (0.23)    (0.04)
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.27      0.41     (0.22)    (0.21)    (0.02)
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.03)    (0.02)    (0.02)    (0.03)    (0.04)
    Distributions from Realized Gains on Investments............       --        --        --     (0.13)    (0.09)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.03)    (0.02)    (0.02)    (0.16)    (0.13)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.65  $   1.41  $   1.02  $   1.26  $   1.63
                                                                 ========  ========  ========  ========  ========
Total Return(d).................................................   19.33%    40.46%   (17.40%)  (14.00%)   (0.79%)
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $980,977  $795,707  $563,102  $716,413  $809,617
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.72%     0.74%     0.74%     0.74%     0.73%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets.....    2.23%     2.33%     1.72%     1.99%     1.77%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   18.65%    24.87%    30.94%    34.52%    26.95%
                                                                 ========  ========  ========  ========  ========

                                                                   For the    For the Period
                                                                  Year Ended  May 1, 2003(b)
AllianceBernstein Mid Cap Value Portfolio                        December 31,    through
(For a share outstanding throughout the period)                      2004      December 31,
------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................   $  1.32       $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................      0.01          0.01
    Net Realized and Unrealized Gains (Losses) on Investments...      0.22          0.32
                                                                   -------       -------
     Total from Investment Operations...........................      0.23          0.33
                                                                   -------       -------
  Less Distributions:
    Distributions from Net Investment Income....................     (0.01)        (0.00)(e)
    Distributions from Realized Gains on Investments............     (0.09)        (0.01)
                                                                   -------       -------
     Total Distributions........................................     (0.10)        (0.01)
                                                                   -------       -------
Net Asset Value, End of Period..................................   $  1.45       $  1.32
                                                                   =======       =======
Total Return(d).................................................    18.67%        33.16%
                                                                   =======       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................   $72,131       $44,091
                                                                   =======       =======
Ratio of Gross Expenses to Average Net Assets...................     0.89%         0.94%(c)
                                                                   =======       =======
Ratio of Net Expenses to Average Net Assets.....................     0.89%         0.93%(c)
                                                                   =======       =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....     1.00%         0.70%(c)
                                                                   =======       =======
Portfolio Turnover Rate.........................................    33.05%         9.68%
                                                                   =======       =======

(b)Portfolio commenced operations on May 1, 2003.
(c)Computed on an annualized basis.
(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)Amount is less than $0.005.

   The Accompanying Notes are an Integral Part of the Financial Statements.

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

Index 400 Stock Portfolio                                                 For the Year Ended December 31,
                                                                 -------------------------------------------------
(For a share outstanding throughout the period)                    2004      2003      2002      2001      2000
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.28  $   0.95  $   1.12  $   1.14  $   1.11
  Income from Investment Operations:
    Net Investment Income (Loss)................................     0.01      0.01      0.01        --      0.02
    Net Realized and Unrealized Gains (Losses) on Investments...     0.19      0.33     (0.17)    (0.01)     0.16
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.20      0.34     (0.16)    (0.01)     0.18
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.01)    (0.01)       --     (0.02)
    Distributions from Realized Gains on Investments............    (0.01)       --        --     (0.01)    (0.13)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.02)    (0.01)    (0.01)    (0.01)    (0.15)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.46  $   1.28  $   0.95  $   1.12  $   1.14
                                                                 ========  ========  ========  ========  ========
Total Return(d).................................................   16.26%    35.01%   (14.54%)   (0.65%)   17.21%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $426,827  $342,500  $225,410  $210,734  $137,616
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.26%     0.27%     0.28%     0.31%     0.32%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    0.96%     0.92%     0.86%     1.06%     1.71%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   16.46%     9.74%    15.60%    19.06%    54.60%
                                                                 ========  ========  ========  ========  ========

                                                                   For the    For the Period
                                                                  Year Ended  May 1, 2003(b)
Janus Capital Appreciation Portfolio                             December 31,    through
(For a share outstanding throughout the period)                      2004      December 31,
------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................   $  1.20       $  1.00
  Income from Investment Operations:                                  0.00(e)
    Net Investment Income (Loss)................................        --            --
    Net Realized and Unrealized Gains (Losses) on Investments...      0.23          0.20
                                                                   -------       -------
     Total from Investment Operations...........................      0.23          0.20
                                                                   -------       -------
  Less Distributions:
    Distributions from Net Investment Income....................        --         (0.00)(e)
    Distributions from Realized Gains on Investments............        --         (0.00)(e)
                                                                   -------       -------
     Total Distributions........................................        --         (0.00)(e)
                                                                   -------       -------
Net Asset Value, End of Period..................................   $  1.43       $  1.20
                                                                   =======       =======
Total Return(d).................................................    19.67%        19.90%
                                                                   =======       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................   $56,690       $36,730
                                                                   =======       =======
Ratio of Expenses to Average Net Assets.........................     0.84%         0.90%(c)
                                                                   =======       =======
Ratio of Net Investment Income to Average Net Assets............    (0.03%)        0.07%(c)
                                                                   =======       =======
Portfolio Turnover Rate.........................................    25.42%        33.68%
                                                                   =======       =======

(b)Portfolio commenced operations on May 1, 2003.
(c)Computed on an annualized basis.
(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)Amount is less than $0.005.

   The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


Growth Stock Portfolio                                                    For the Year Ended December 31,
                                                                 -------------------------------------------------
(For a share outstanding throughout the period)                    2004      2003      2002      2001      2000
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.87  $   1.59  $   2.03  $   2.47  $   2.66
  Income from Investment Operations:
    Net Investment Income (Loss)................................     0.02      0.01      0.01      0.02      0.03
    Net Realized and Unrealized Gains (Losses) on Investments...     0.10      0.28     (0.43)    (0.36)    (0.09)
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.12      0.29     (0.42)    (0.34)    (0.06)
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.01)    (0.02)    (0.02)    (0.02)
    Distributions from Realized Gains on Investments............       --        --        --     (0.08)    (0.11)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.01)    (0.01)    (0.02)    (0.10)    (0.13)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.98  $   1.87  $   1.59  $   2.03  $   2.47
                                                                 ========  ========  ========  ========  ========
Total Return(d).................................................    6.67%    18.94%   (20.83%)  (14.22%)   (2.49%)
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $686,849  $665,871  $551,421  $696,578  $770,816
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.43%     0.43%     0.43%     0.43%     0.43%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    1.07%     0.77%     0.76%     1.01%     1.12%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   34.53%    40.89%    28.06%    27.98%    28.01%
                                                                 ========  ========  ========  ========  ========


Large Cap Core Stock Portfolio                                            For the Year Ended December 31,
                                                                 -------------------------------------------------
(For a share outstanding throughout the period)                    2004      2003      2002      2001      2000
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.07  $   0.87  $   1.22  $   1.37  $   1.56
  Income from Investment Operations:
    Net Investment Income (Loss)................................     0.02      0.01      0.01      0.01      0.01
    Net Realized and Unrealized Gains (Losses) on Investments...     0.06      0.20     (0.35)    (0.11)    (0.11)
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.08      0.21     (0.34)    (0.10)    (0.10)
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.01)    (0.01)    (0.01)    (0.01)
    Distributions from Realized Gains on Investments............       --        --        --     (0.04)    (0.08)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.01)    (0.01)    (0.01)    (0.05)    (0.09)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.14  $   1.07  $   0.87  $   1.22  $   1.37
                                                                 ========  ========  ========  ========  ========
Total Return(d).................................................    8.16%    24.05%   (28.20%)   (7.77%)   (6.97%)
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $469,935  $447,554  $365,944  $548,672  $579,981
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.44%     0.46%     0.58%     0.58%     0.57%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    1.41%     1.07%     0.85%     0.75%     0.68%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   33.64%    58.90%    29.20%    44.37%    47.67%
                                                                 ========  ========  ========  ========  ========

(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

   The Accompanying Notes are an Integral Part of the Financial Statements.

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                                                  For the Period
                                                                                                 July 31, 2001(a)
Capital Guardian Domestic Equity Portfolio                       For the Year Ended December 31,     through
                                                                 --------------------------------  December 31,
(For a share outstanding throughout the period)                    2004        2003      2002          2001
-------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.00    $   0.76  $   0.97      $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................     0.02        0.01      0.01           --
    Net Realized and Unrealized Gains (Losses) on Investments...     0.15        0.24     (0.21)       (0.03)
                                                                 --------    --------  --------      -------
     Total from Investment Operations...........................     0.17        0.25     (0.20)       (0.03)
                                                                 --------    --------  --------      -------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)      (0.01)    (0.01)          --
    Distributions from Realized Gains on Investments............    (0.02)         --        --           --
                                                                 --------    --------  --------      -------
     Total Distributions........................................    (0.03)      (0.01)    (0.01)          --
                                                                 --------    --------  --------      -------
Net Asset Value, End of Period.................................. $   1.14    $   1.00  $   0.76      $  0.97
                                                                 ========    ========  ========      =======
Total Return(d).................................................   16.85%      34.41%   (21.24%)      (2.19%)
                                                                 ========    ========  ========      =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $211,977    $136,099  $ 74,274      $40,722
                                                                 ========    ========  ========      =======
Ratio of Gross Expenses to Average Net Assets...................    0.62%       0.67%     0.70%        0.90%(c)
                                                                 ========    ========  ========      =======
Ratio of Net Expenses to Average Net Assets.....................    0.62%       0.67%     0.70%        0.75%(c)
                                                                 ========    ========  ========      =======
Ratio of Net Investment Income to Average Net Assets............    1.63%       1.84%     1.54%        1.32%(c)
                                                                 ========    ========  ========      =======
Portfolio Turnover Rate.........................................   32.97%      29.20%    22.42%       18.98%
                                                                 ========    ========  ========      =======

                                                                   For the    For the Period
                                                                  Year Ended  May 1, 2003(b)
T. Rowe Price Equity Income Portfolio                            December 31,    through
(For a share outstanding throughout the period)                      2004      December 31,
------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................   $  1.22       $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................      0.02          0.01
    Net Realized and Unrealized Gains (Losses) on Investments...      0.17          0.23
                                                                   -------       -------
     Total from Investment Operations...........................      0.19          0.24
                                                                   -------       -------
  Less Distributions:
    Distributions from Net Investment Income....................     (0.02)        (0.01)
    Distributions from Realized Gains on Investments............     (0.04)        (0.01)
                                                                   -------       -------
     Total Distributions........................................     (0.06)        (0.02)
                                                                   -------       -------
Net Asset Value, End of Period..................................   $  1.35       $  1.22
                                                                   =======       =======
Total Return(d).................................................    15.16%        23.64%
                                                                   =======       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................   $89,747       $47,664
                                                                   =======       =======
Ratio of Gross Expenses to Average Net Assets...................     0.69%         0.77%(c)
                                                                   =======       =======
Ratio of Net Expenses to Average Net Assets.....................     0.69%         0.75%(c)
                                                                   =======       =======
Ratio of Net Investment Income to Average Net Assets............     1.74%         1.88%(c)
                                                                   =======       =======
Portfolio Turnover Rate.........................................    15.21%        27.27%
                                                                   =======       =======

(a)Portfolio commenced operations July 31, 2001.
(b)Portfolio commenced operations on May 1, 2003.
(c)Computed on an annualized basis.
(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

   The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

Index 500 Stock Portfolio                                                      For the Year Ended December 31,
                                                                 -----------------------------------------------------------
(For a share outstanding throughout the period)                     2004        2003        2002        2001        2000
----------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $     2.72  $     2.17  $     2.87  $     3.41  $     3.89
  Income from Investment Operations:
    Net Investment Income (Loss)................................       0.05        0.04        0.03        0.03        0.04
    Net Realized and Unrealized Gains (Losses) on Investments...       0.24        0.56       (0.64)      (0.43)      (0.37)
                                                                 ----------  ----------  ----------  ----------  ----------
     Total from Investment Operations...........................       0.29        0.60       (0.61)      (0.40)      (0.33)
                                                                 ----------  ----------  ----------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income....................      (0.04)      (0.04)      (0.03)      (0.04)      (0.04)
    Distributions from Realized Gains on Investments............      (0.03)      (0.01)      (0.06)      (0.10)      (0.11)
                                                                 ----------  ----------  ----------  ----------  ----------
     Total Distributions........................................      (0.07)      (0.05)      (0.09)      (0.14)      (0.15)
                                                                 ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................................. $     2.94  $     2.72  $     2.17  $     2.87  $     3.41
                                                                 ==========  ==========  ==========  ==========  ==========
Total Return(d).................................................     10.70%      28.43%     (22.07%)    (11.88%)     (8.75%)
                                                                 ==========  ==========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $1,904,122  $1,756,120  $1,362,881  $1,821,875  $2,072,937
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................      0.20%       0.20%       0.21%       0.21%       0.20%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Net Investment Income to Average Net Assets............      1.83%       1.59%       1.40%       1.13%       1.08%
                                                                 ==========  ==========  ==========  ==========  ==========
Portfolio Turnover Rate.........................................      3.45%       2.44%       6.55%       2.92%       6.47%
                                                                 ==========  ==========  ==========  ==========  ==========


                                                                                                  For the Period
                                                                                                 July 31, 2001(a)
Asset Allocation Portfolio                                       For the Year Ended December 31,     through
                                                                 --------------------------------  December 31,
(For a share outstanding throughout the period)                    2004      2003       2002           2001
-------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.02  $   0.86   $   0.97       $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................     0.02      0.02       0.01          0.01
    Net Realized and Unrealized Gains (Losses) on Investments...     0.08      0.16      (0.11)        (0.03)
                                                                 --------  --------   --------       -------
     Total from Investment Operations...........................     0.10      0.18      (0.10)        (0.02)
                                                                 --------  --------   --------       -------
  Less Distributions:
    Distributions from Net Investment Income....................       --     (0.02)     (0.01)        (0.01)
    Distributions from Realized Gains on Investments............       --        --         --            --
                                                                 --------  --------   --------       -------
     Total Distributions........................................       --     (0.02)     (0.01)        (0.01)
                                                                 --------  --------   --------       -------
Net Asset Value, End of Period.................................. $   1.12  $   1.02   $   0.86       $  0.97
                                                                 ========  ========   ========       =======
Total Return(d).................................................   10.02%    20.63%    (10.26%)       (2.10%)
                                                                 ========  ========   ========       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $196,568  $130,478   $ 87,260       $40,116
                                                                 ========  ========   ========       =======
Ratio of Gross Expenses to Average Net Assets...................    0.64%     0.73%      0.87%         0.92%(c)
                                                                 ========  ========   ========       =======
Ratio of Net Expenses to Average Net Assets.....................    0.64%     0.73%      0.75%         0.75%(c)
                                                                 ========  ========   ========       =======
Ratio of Net Investment Income to Average Net Assets............    1.90%     1.83%      2.18%         2.19%(c)
                                                                 ========  ========   ========       =======
Portfolio Turnover Rate.........................................  116.65%   103.77%    112.73%        55.88%
                                                                 ========  ========   ========       =======

(a)Portfolio commenced operations July 31, 2001.
(c)Computed on an annualized basis.
(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

   The Accompanying Notes are an Integral Part of the Financial Statements.

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

Balanced Portfolio                                                             For the Year Ended December 31,
                                                                 -----------------------------------------------------------
(For a share outstanding throughout the period)                     2004        2003        2002        2001        2000
----------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $     1.85  $     1.62  $     1.82  $     2.03  $     2.22
  Income from Investment Operations:
    Net Investment Income (Loss)................................       0.05        0.05        0.06        0.08        0.08
    Net Realized and Unrealized Gains (Losses) on Investments...       0.09        0.24       (0.20)      (0.13)      (0.09)
                                                                 ----------  ----------  ----------  ----------  ----------
     Total from Investment Operations...........................       0.14        0.29       (0.14)      (0.05)      (0.01)
                                                                 ----------  ----------  ----------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income....................      (0.05)      (0.06)      (0.06)      (0.08)      (0.07)
    Distributions from Realized Gains on Investments............      (0.07)         --          --       (0.08)      (0.11)
                                                                 ----------  ----------  ----------  ----------  ----------
     Total Distributions........................................      (0.12)      (0.06)      (0.06)      (0.16)      (0.18)
                                                                 ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................................. $     1.87  $     1.85  $     1.62  $     1.82  $     2.03
                                                                 ==========  ==========  ==========  ==========  ==========
Total Return(d).................................................      7.89%      17.99%      (7.54%)     (3.15%)     (0.17%)
                                                                 ==========  ==========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $2,983,179  $2,891,488  $2,561,529  $3,011,137  $3,253,199
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................      0.30%       0.30%       0.30%       0.30%       0.30%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Net Investment Income to Average Net Assets............      2.71%       2.74%       3.08%       3.75%       3.47%
                                                                 ==========  ==========  ==========  ==========  ==========
Portfolio Turnover Rate.........................................    100.02%      69.56%      53.12%      50.37%      24.36%
                                                                 ==========  ==========  ==========  ==========  ==========


High Yield Bond Portfolio                                                  For the Year Ended December 31,
                                                                 ----------------------------------------------------
(For a share outstanding throughout the period)                    2004        2003       2002      2001      2000
---------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   0.73  $   0.56     $   0.65  $   0.69  $   0.82
  Income from Investment Operations:
    Net Investment Income.......................................     0.05      0.05         0.07      0.08      0.09
    Net Realized and Unrealized Gains (Losses) on Investments...     0.03      0.12        (0.09)    (0.04)    (0.13)
                                                                 --------  --------     --------  --------  --------
     Total from Investment Operations...........................     0.08      0.17        (0.02)     0.04     (0.04)
                                                                 --------  --------     --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.05)    (0.00)(e)    (0.07)    (0.08)    (0.09)
    Distributions from Realized Gains on Investments............       --        --           --        --        --
                                                                 --------  --------     --------  --------  --------
     Total Distributions........................................    (0.05)       --        (0.07)    (0.08)    (0.09)
                                                                 --------  --------     --------  --------  --------
Net Asset Value, End of Period.................................. $   0.76  $   0.73     $   0.56  $   0.65  $   0.69
                                                                 ========  ========     ========  ========  ========
Total Return(d).................................................   12.76%    29.06%       (2.89%)    5.03%    (4.60%)
                                                                 ========  ========     ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $229,312  $199,371     $137,553  $147,670  $138,207
                                                                 ========  ========     ========  ========  ========
Ratio of Gross Expenses to Average Net Assets...................    0.50%     0.52%        0.54%     0.53%     0.53%
                                                                 ========  ========     ========  ========  ========
Ratio of Net Expenses to Average Net Assets.....................    0.50%     0.52%        0.54%     0.53%     0.52%
                                                                 ========  ========     ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    7.42%     8.66%       10.37%    10.48%    10.90%
                                                                 ========  ========     ========  ========  ========
Portfolio Turnover Rate.........................................  162.00%   182.10%       89.20%    96.41%   124.91%
                                                                 ========  ========     ========  ========  ========

(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)Amount is less than $0.005.

   The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

Select Bond Portfolio                                                     For the Year Ended December 31,
                                                                 -------------------------------------------------
(For a share outstanding throughout the period)                    2004      2003      2002      2001      2000
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.26  $   1.27  $   1.20  $   1.16  $   1.13
  Income from Investment Operations:
    Net Investment Income.......................................     0.05      0.05      0.05      0.06      0.08
    Net Realized and Unrealized Gains (Losses) on Investments...     0.01      0.02      0.09      0.05      0.03
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.06      0.07      0.14      0.11      0.11
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.05)    (0.05)    (0.06)    (0.07)    (0.08)
    Distributions from Realized Gains on Investments............    (0.04)    (0.03)    (0.01)       --        --
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.09)    (0.08)    (0.07)    (0.07)    (0.08)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.23  $   1.26  $   1.27  $   1.20  $   1.16
                                                                 ========  ========  ========  ========  ========
Total Return(d).................................................    4.75%     5.49%    12.09%    10.37%    10.21%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $661,027  $621,325  $584,018  $405,406  $291,678
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.30%     0.30%     0.30%     0.30%     0.30%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    3.99%     4.03%     5.01%     6.15%     6.84%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................  213.87%   137.05%   184.37%   151.27%   139.89%
                                                                 ========  ========  ========  ========  ========


Money Market Portfolio                                        For the Year Ended December 31,
                                                     -------------------------------------------------
(For a share outstanding throughout the period)        2004      2003      2002      2001      2000
------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period................ $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
  Income from Investment Operations:
    Net Investment Income...........................     0.01      0.01      0.02      0.04      0.06
                                                     --------  --------  --------  --------  --------
     Total from Investment Operations...............     0.01      0.01      0.02      0.04      0.06
                                                     --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income........    (0.01)    (0.01)    (0.02)    (0.04)    (0.06)
                                                     --------  --------  --------  --------  --------
     Total Distributions............................    (0.01)    (0.01)    (0.02)    (0.04)    (0.06)
                                                     --------  --------  --------  --------  --------
Net Asset Value, End of Period...................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                     ========  ========  ========  ========  ========
Total Return(d).....................................    1.43%     1.23%     1.65%     3.91%     6.28%
                                                     ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)............ $344,468  $399,873  $501,313  $458,689  $384,455
                                                     ========  ========  ========  ========  ========
Ratio of Gross Expenses to Average Net Assets(f)....    0.30%     0.30%     0.30%     0.30%     0.30%
                                                     ========  ========  ========  ========  ========
Ratio of Net Expenses to Average Net Assets(f)......    0.00%     0.00%     0.27%     0.30%     0.30%
                                                     ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets    1.41%     1.23%     1.63%     3.76%     6.08%
                                                     ========  ========  ========  ========  ========

(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year. For the Money Market Portfolio, total return includes the effect of a management fee waiver from December 2, 2002 through December 31, 2004, which ended on December 31, 2004. In the absence of such fee waiver, the total return would be less.
(f)For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver in effect for the period December 2, 2002 through December 31, 2004 ("Gross Expense Ratio") and after such waiver ("Net Expense Ratio"). The fee waiver ended on December 31, 2004.

   The Accompanying Notes are an Integral Part of the Financial Statements.

                                                           Financial Highlights

 Notes to Financial Statements


Northwestern Mutual Series Fund, Inc.
December 31, 2004

Note 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the "Portfolios"). Shares are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its segregated asset accounts.

Note 2 -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

Note 3 -- Stocks listed on a national or foreign stock exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Stocks listed on the NASDAQ Stock Market, Inc. ("NASDAQ") for which a NASDAQ Official Closing Price ("NOCP") is available are valued at the NOCP. If there has been no sale on such exchange or on NASDAQ, the security is valued at the prior day's price. Stocks traded only in the over-the-counter market and not on a securities exchange or NASDAQ are valued at the latest bid price. Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional-size trading units of bonds. Securities for which current market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedure is used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities. Generally, money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days are valued by marking to market on the basis of an average of the most recent bid prices or yields. Generally, money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Note 4 -- Certain of the Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The Portfolios do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid.

Note 5 -- The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Asset Allocation, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin", are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss

Notes to Financial Statements

 Notes to Financial Statements


equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

Note 6 -- The Series Fund has a securities lending program that enables each Portfolio, except the Money Market Portfolio, to loan securities to approved broker-dealers. The Portfolio receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral shall be invested by the Portfolio to earn interest in accordance with the Portfolio's investment policies. For the year ended December 31, 2004, the Balanced and Select Bond Portfolios earned $668,836 and $237,170, respectively, in interest from securities lending activity. The collateral received under the securities lending program is recorded on the Portfolio's statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolio. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities lent. In addition, the Portfolio is entitled to terminate a securities loan at any time. As of December 31, 2004, the value of outstanding securities on loan and the value of collateral amounted to the following:

                                   Value of        Value of
                  Portfolio   Securities on Loan  Collateral
                  ---------   ------------------ ------------
                  Balanced...    $165,690,223    $169,514,375
                  Select Bond      60,110,744      61,538,750

As of December 31, 2004, collateral received for securities on loan is invested in money market instruments and included in Investments on the Portfolio's Statement of Assets and Liabilities.

Note 7 -- The Asset Allocation, Balanced and Select Bond Portfolios have entered into mortgage dollar rolls. Dollar roll transactions consist of the sale by a portfolio to a bank or broker/dealer (the "counterparty") of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. As of December 31, 2004, the following mortgage dollar rolls were outstanding:

                                                       Obligation
              Portfolio           Cost        Value    Liability
              ---------        ----------- ----------- -----------
              Asset Allocation $   832,344 $   829,520 $   834,235
              Balanced........  28,369,720  28,271,061  28,434,401
              Select Bond.....  19,601,555  19,530,944  19,646,540

The obligation liability is included in Due on Purchase of Securities and Securities Lending Collateral on the Portfolio's Statement of Assets and Liabilities. Securities subject to these agreements had a contractual maturity of 1/1/35. The weighted average interest rate was 5.04% for the Asset Allocation Portfolio, 5.01% for the Balanced Portfolio, and 4.97% for the Select Bond Portfolio.

Note 8 -- Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 2004, transactions in securities other than money market investments were:

                                                     U.S.       Total    U.S. Govt.
                                          Total      Govt.     Security   Security
                                        Security   Security     Sales/     Sales/
Portfolio                               Purchases  Purchases  Maturities Maturities
---------                               ---------- ---------- ---------- ----------
                                                  (Amounts in thousands)
Small Cap Growth Stock................. $  327,093 $       -- $  327,606 $       --
T. Rowe Price Small Cap Value..........     70,599         --     28,459         --
Aggressive Growth Stock................    823,943         --    883,547         --
International Growth...................     79,845         --     56,396         --
Franklin Templeton International Equity    186,334         --    151,580         --
AllianceBernstein Mid Cap Value........     34,268         --     17,203         --
Index 400 Stock........................     65,804         --     57,144         --
Janus Capital Appreciation.............     14,908         --      9,657         --
Growth Stock...........................    217,166         --    243,022         --
Large Cap Core Stock...................    146,925         --    155,679         --
Capital Guardian Domestic Equity.......     94,874         --     51,359         --
T. Rowe Price Equity Income............     40,085         --      9,582         --
Index 500 Stock........................     60,801         --     66,318
Asset Allocation.......................    138,761     75,970     93,814     75,446
Balanced...............................  1,317,032  1,399,087  1,062,984  1,470,018
High Yield Bond........................    339,832         --    316,609         --
Select Bond............................    806,314    545,150    686,775    599,409

                                                  Notes to Financial Statements

 Notes to Financial Statements



Note 9 -- The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

                      Portfolio                       Fee
                      ---------                       ----
                      T. Rowe Price Small Cap Value.. .85%
                      AllianceBernstein Mid Cap Value .85%
                      Index 400 Stock................ .25%
                      Index 500 Stock................ .20%
                      Balanced....................... .30%
                      Select Bond.................... .30%
                      Money Market................... .30%

For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

                                                  First   Next
                                                   $50     $50
         Portfolio                               Million Million Excess
         ---------                               ------- ------- ------
         Small Cap Growth Stock.................  .80%    .65%    .50%
         Aggressive Growth Stock................  .80%    .65%    .50%
         Franklin Templeton International Equity  .85%    .65%    .65%
         Growth Stock...........................  .60%    .50%    .40%
         Large Cap Core Stock...................  .60%    .50%    .40%
         High Yield Bond........................  .60%    .50%    .40%

                                                  First   Next
                                                  $100    $150
         Portfolio                               Million Million Excess
         ---------                               ------- ------- ------
         International Growth...................  .75%    .65%    .55%
         Capital Guardian Domestic Equity.......  .65%    .55%    .50%
         Asset Allocation.......................  .60%    .50%    .40%

                                                  First
                                                  $500
         Portfolio                               Million Excess
         ---------                               ------- -------
         T. Rowe Price Equity Income............  .65%    .60%

                                                  First   Next
                                                  $100    $400
         Portfolio                               Million Million Excess
         ---------                               ------- ------- ------
         Janus Capital Appreciation.............  .80%    .75%    .70%

Mason Street Advisors, LLC ("MSA"), a wholly owned subsidiary of Northwestern Mutual and the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

            Portfolio                                 Experation
            ---------                              -----------------
            T. Rowe Price Small Cap Value... 1.00% December 31, 2006
            International Growth............ 1.10% December 31, 2006
            AllianceBernstein Mid Cap Value. 1.00% December 31, 2008
            Janus Capital Appreciation...... 0.90% December 31, 2008
            Capital Guardian Domestic Equity 0.75% December 31, 2006
            T. Rowe Price Equity Income..... 0.75% December 31, 2008
            Asset Allocation................ 0.75% December 31, 2006

MSA voluntarily waived its management fee from December 2, 2002 to December 31, 2004 for the Money Market Portfolio.

The investment advisory fee is paid to MSA. Other costs for each Portfolio are paid either by the Portfolios or MSA depending upon the applicable agreement in place.

All of the Portfolios, except for the Balanced, Select Bond and Money Market Portfolios, pay their own custodian fees. Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the year ended December 31, 2004, the amounts paid through expense offset arrangements were as follows:

                    Portfolio                        Amount
                    ---------                        ------
                    Small Cap Growth Stock.......... $1,098
                    T. Rowe Price Small Cap Value...    646
                    Aggressive Growth Stock.........  4,204
                    AllianceBernstein Mid Cap Value.    610
                    Index 400 Stock.................    904
                    Janus Capital Appreciation......    343
                    Growth Stock....................    610
                    Large Cap Core Stock............    834
                    Capital Guardian Domestic Equity    834
                    T. Rowe Price Equity Income.....    198
                    Index 500 Stock.................    454
                    Asset Allocation................    905
                    High Yield Bond.................  2,535

T. Rowe Price Associates, Inc. ("T. Rowe Price"), Templeton Investment Counsel, LLC. ("Templeton Counsel"), Alliance Capital Management L.P., ("Alliance Capital Management"), Janus Capital Management, LLC ("Janus Capital") and Capital Guardian Trust Company ("Capital Guardian") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment programs of the T. Rowe Price Small Cap Value and T. Rowe Price Equity Income Portfolios, the Franklin Templeton International Equity Portfolio, the AllianceBernstein Mid Cap Value Portfolio, the Janus Capital Appreciation Portfolio and the Capital Guardian Domestic Equity Portfolio, respectively. MSA pays T. Rowe Price an annual rate of .60% of the T. Rowe Price Small Cap Value Portfolio's average daily net assets. MSA pays Templeton Counsel .50% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million. MSA pays Alliance Capital Management .72% on the first $25 million of the Portfolio's assets, .54% on the next $225 million, and .50% in excess of $250 million, with a minimum amount of $16,000. MSA pays Janus Capital .55% on the first $100 million of the Portfolio's assets, .50% on the next $400 million, and .45% on assets in excess of $500 million. MSA pays Capital Guardian a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less and .275% on net assets in excess of $100 million. For the

Notes to Financial Statements

 Notes to Financial Statements


T. Rowe Price Equity Income Portfolio, MSA pays T. Rowe Price .40% of the Portfolio's assets, reduced to .35% on assets in excess of $500 million.

Commissions paid on Portfolio transactions to an affiliated broker for the year ended December 31, 2004, were as follows:

                    Portfolio                       Amount
                    ---------                       -------
                    Small Cap Growth Stock......... $19,510
                    T. Rowe Small Cap Value........     165
                    Aggressive Growth Stock........  61,610
                    AllianceBernstein Mid Cap Value  30,068
                    T. Rowe Price Equity Income....     440

Note 10 -- Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to treatment of deferred losses.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities.

Certain losses incurred by the Portfolios after October 31st are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Net realized capital losses for federal income tax purposes are carried forward to offset future net realized gains. A summary of the Portfolios' post-October losses and capital loss carryovers as of December 31, 2004 is provided below:

                                          Post-October
                                             Losses        Capital Loss Carryovers
                                        ---------------- ----------------------------
                                                Foreign                      Utilized
Portfolio                               Capital Currency  Amount  Expiration in 2004
---------                               ------- -------- -------- ---------- --------
                                                   (Amounts in Thousands)
Small Cap Growth Stock................. $   --    $--    $     --        --  $25,605
T. Rowe Price Small Cap Value..........     --     --          --        --       --
Aggressive Growth Stock................     --     --     108,215 2010-2011   95,296
International Growth...................     --     --         597   2011       4,716
Franklin Templeton International Equity     --     24      66,733 2010-2011   53,475
AllianceBernstein Mid Cap Value........     --     --          --        --       --
Index 400 Stock........................     --     --          --        --       --
Janus Capital Appreciation.............     40     --         507   2012          --
Growth Stock...........................     --     --      65,078 2009-2010   30,055
Large Cap Core Stock...................     --     --     165,188 2009-2012       --
Capital Guardian Domestic Equity.......     --     --          --        --    3,619
T. Rowe Price Equity Income............     --     --          --        --       --
Index 500 Stock........................     --     --          --        --       --
Asset Allocation.......................     --     --          --        --      556
Balanced...............................     --     --          --        --       --
High Yield Bond........................     --     --      65,399 2007-2010   11,029
Select Bond............................  1,092     --          --        --       --

Note 11 -- Dividends from net investment income and net realized capital gains are declared each business day for the Money Market Portfolio and at least annually for the remaining portfolios of the Series Fund when applicable.

Note 12 -- Northwestern Mutual voluntarily reimburses the Franklin Templeton International Equity and International Growth Portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld from the Portfolios. Reimbursements are recorded when foreign dividend taxes are accrued. Voluntary reimbursements for the year ended December 31, 2004 and the year ended December 31, 2003 are summarized below:

                                               2004           2003
         Portfolio                        Reimbursements Reimbursements
         ---------                        -------------- --------------
         International Growth............   $  101,251     $   68,922
         Franklin Templeton International
          Equity.........................    1,778,426      1,469,313

                                                  Notes to Financial Statements

 Notes to Financial Statements




             Note 13 -- Distributions to Shareholders

             When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains.The tax character of distributions paid for the periods ended December 31, 2004 and December 31, 2003 were as follows:

                                                   2004 Distributions Paid From: 2003 Distributions Paid From:
                                                   ----------------------------- -----------------------------
                                                   Ordinary      Long-term       Ordinary      Long-term
Portfolio                                           Income      Capital Gain      Income      Capital Gain
---------                                          --------     ------------     --------     ------------
                                                             (Amounts in Thousands)
Small Cap Growth Stock............................ $    --        $    --        $    --         $   --
T. Rowe Price Small Cap Value.....................     902          1,354             --             --
Aggressive Growth Stock...........................      --             --             --             --
International Growth..............................     625             --            420             --
Franklin Templeton International Equity...........  14,573             --         11,039             --
AllianceBernstein Mid Cap Value...................   2,223          2,546            541             --
Index 400 Stock...................................   2,523          2,269          1,934             --
Janus Capital Appreciation........................      51             --             91             --
Growth Stock......................................   4,542             --          4,774             --
Large Cap Core Stock..............................   4,200             --          3,770             --
Capital Guardian Domestic Equity..................   2,660          2,783          1,804             --
T. Rowe Price Equity Income.......................   2,041          1,278            651             --
Index 500 Stock...................................  27,018         16,059         21,914          8,037
Asset Allocation..................................      --             --          2,122             --
Balanced..........................................  79,236         98,256         85,974             --
High Yield Bond...................................  14,554             --            362             --
Select Bond.......................................  39,008          4,298         38,274             --
Money Market......................................   5,155             --          5,836             --


                 As of December 31 2004, the tax basis amounts were as follows:

                                                   Undistributed Undistributed               Unrealized
                                                     Ordinary      Long-term   Accumulated  Appreciation
Portfolio                                             Income         Gains       Losses    (Depreciation)
---------                                          ------------- ------------- ----------- --------------
                                                                   (Amounts in Thousands)
Small Cap Growth Stock............................   $     --       $ 4,453     $      --     $ 92,100
T. Rowe Price Small Cap Value.....................      3,947         2,533            --       49,467
Aggressive Growth Stock...........................        634            --      (108,215)     251,252
International Growth..............................         77            --          (597)      27,931
Franklin Templeton International Equity...........     18,202            --       (66,757)     225,375
AllianceBernstein Mid Cap Value...................         72           260            --       14,295
Index 400 Stock...................................      6,204        18,537            --       75,445
Janus Capital Appreciation........................         --            --          (547)      14,602
Growth Stock......................................      7,067            --       (65,078)      85,167
Large Cap Core Stock..............................      6,146            --      (165,188)      66,322
Capital Guardian Domestic Equity..................         59         4,773            --       32,543
T. Rowe Price Equity Income.......................        165           583            --       13,229
Index 500 Stock...................................     33,494        31,634            --      484,526
Asset Allocation..................................      3,233         3,390            --       21,636
Balanced..........................................    103,513        15,994            --      666,572
High Yield Bond...................................     15,558            --       (65,399)       9,028
Select Bond.......................................     29,345            --        (1,092)      (1,879)

Notes to Financial Statements

 Report of Independent Registered Public Accounting Firm


                                    [GRAPHIC]

PricewaterhouseCoopers

PricewaterhouseCoopers LLP
100 E. Wisconsin Ave.
Suite 1500
Milwaukee WI 53202
Telephone (414) 212-1600
Facsimile (414) 212-1880

To the Shareholders and Board of Directors of Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards set forth by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 31, 2005

                        Report of Independent Registered Public Accounting Firm

 Proxy Voting and Portfolio Holdings



Proxy Voting Guidelines
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available (i) on the Commission's website at http://www.sec.gov and (ii) at the Commission's Public Reference Room.

Proxy Voting and Portfolio Holdings

 Director and Officer Information (Unaudited)


Northwestern Mutual Series Fund, Inc.


The name, age and address of the directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of February 1, 2005. Effective May 1, 2003, each director shall serve for a twelve-year term commencing May 1, 2003 or until their earlier death, resignation, retirement or removal from office and election and qualification of their successors. The statement of additional information contains additional information about Fund directors and is available without charge, upon request, by calling 1-888-627-6678.

Independent Directors
                                                   Number of Portfolios
                                       Length of   in Fund Complex
Name Age and Address      Position     Time Served Overseen by Director Other Directorships Held
----------------------------------------------------------------------------------------------------
Louis A. Holland (63)     Director     Since 2003  29                   Packaging Corporation of
Suite 700                                                               America;
1 North Wacker Drive                                                    Lou Holland Growth Fund
Chicago, IL 60606

Principal Occupation During Past 5 Years: Managing Partner and Chief Investment Officer, Holland
Capital Management, L.P.; Portfolio Manager, Lou Holland Growth Fund
----------------------------------------------------------------------------------------------------
Elizabeth L. Majers (46)  Director     Since 2003  29                   None
370 Shadowood Lane
Northfield, IL 60093

Principal Occupation During Past 5 Years: Partner, McDermott, Will & Emery (international law firm)
----------------------------------------------------------------------------------------------------
William A. McIntosh (65)  Director     Since 1997  29                   MGIC Investment Corporation;
525 Sheridan Road                                                       Comdisco Holding Company,
Kenilworth, IL 60043                                                    Inc.

Principal Occupation During Past 5 Years: Financial consulting since 1998; Adjunct Faculty Member,
Howard University
----------------------------------------------------------------------------------------------------
Michael G. Smith (60)     Director     Since 2003  29                   Trustee of Ivy Fund
221 North Adams
Hinsdale, IL 60521

Principal Occupation During Past 5 Years: Private investor; retired since 1999. From 1987 to 1999,
Managing Director, Corporate and Institutional Client Group, Central Region, Merrill Lynch and Co.,
Inc.
----------------------------------------------------------------------------------------------------
Martin F. Stein (67)      Director     Since 1995  29                   Koss Corporation
1800 East Capitol Drive
Milwaukee, WI 53211

Principal Occupation During Past 5 Years: Former Chairman of Eyecare One, Inc., which includes
Stein Optical and Eye Q optical centers
(retail sales of eyewear)
----------------------------------------------------------------------------------------------------

Other Directors
                                                   Number of Portfolios
                                       Length of   in Fund Complex
Name Age and Address      Position     Time Served Overseen by Director Other Directorships Held
----------------------------------------------------------------------------------------------------
Edward J. Zore (59)       Chairman     Since 2000  29                   Manpower, Inc.;
720 East Wisconsin Avenue and Director                                  Trustee of Northwestern
Milwaukee, WI 53202                                                     Mutual

Principal Occupation During Past 5 Years: President and Chief Executive Officer of Northwestern
Mutual since 2001; President, 2000-2001; prior thereto, Executive Vice President
----------------------------------------------------------------------------------------------------

Officers
Mark G. Doll........................................................... President
Walter M. Givler....................................................... Chief Financial Officer
Michael W. Zielinski................................................... Secretary
Barbara E. Courtney.................................................... Controller

                                               Director and Officer Information

Fidelity(R) Variable Insurance Products:
Mid Cap Portfolio

[GRAPHIC]

Annual Report
December 31, 2004

[LOGO] Fidelity(R) INVESTMENTS

Contents

Performance                                3   How the fund has done over time.

Management's Discussion                    4   The manager's review of fund performance,
                                               strategy and outlook.

Shareholder Expense Example                5   An example of shareholder expenses.

Investment Summary                         6   A summary of the fund's investments at period end.

Investments                                7   A complete list of the fund's investments with their
                                               market values.

Financial Statements                      19   Statements of assets and liabilities, operations, and
                                               changes in net assets, as well as financial highlights.

Notes                                     23   Notes to the financial statements.

Report of Independent Registered Public   27
Accounting Firm

Trustees and Officers                     28

Distributions                             33

Proxy Voting Results                      34

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED . MAY LOSE VALUE . NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      2
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                           Past 1   Past 5   Life of
Periods ended December 31, 2004                             year     years   fund/A/
                                                           ------   ------   -------
Fidelity (R) VIP: Mid Cap Portfolio - Initial Class        24.92%   15.11%    20.74%
Fidelity VIP: Mid Cap Portfolio - Service Class/B/         24.77%   14.98%    20.61%
Fidelity VIP: Mid Cap Portfolio - Service Class 2/C/       24.60%   14.81%    20.46%

/A/ From December 28, 1998.

/B/ Performance for Service Class shares reflects an asset based distribution fee (12b-1).

/C/ The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

--------------------------------------------------------------------------------
$10,000 Over Life of Fund
--------------------------------------------------------------------------------

Let's say hypothetically that $10,000 was invested in Fidelity(R) Variable Insurance Products: Mid Cap Portfolio -- Initial Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P(R) MidCap 400 Index performed the same period.

                             [GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
                                       3                           Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Management's Discussion of Fund Performance

Comments from Thomas Allen, Portfolio Manager of Fidelity(R) Variable Insurance
Products: Mid Cap Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000(R) Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500(SM) Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000(R) Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite(R) Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial Average(SM) gained 5.37% for the year.

For the 12-month period that ended December 31, 2004, the fund solidly outperformed both the Standard & Poor's(R) MidCap 400 Index, which gained 16.48%, and the Lipper(SM) Variable Annuity Mid-Cap Funds Average, which rose 15.30%. Rising oil prices helped boost many energy stocks during the period, and the fund was fortunate to own some of those that rose more than others, including Southwestern Energy and PetroKazakhstan, based in the former Soviet Union. Favorable stock selection in health care equipment and services companies, such as pharmacy benefits manager Caremark Rx, also helped the fund beat its index, as did an underweighting in the weak semiconductor group. The fund's overweighting in materials turned out to be a double-edged sword: Steel stocks worked very well, driven by tight supply, increasing demand from emerging markets and a moderately weaker U.S. dollar, while our gold-related holdings performed poorly, including such names as Newmont Mining, Buenaventura Mining and Harmony Gold.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      4
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-l) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1,2004 to December 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                             Expenses Paid
                        Beginning           Ending           During Period*
                      Account Value     Account Value         July 1, 2004
                       July 1, 2004   December 31, 2004   to December 31, 2004
                      -------------   -----------------   --------------------
Initial Class
Actual ............     $1,000.00         $1,176.60               $3.94
Hypothetical/A/ ...     $1,000.00         $1,021.52               $3.66
Service Class
Actual ............     $1,000.00         $1,175.50               $4.48
Hypothetical/A/ ...     $1,000.00         $1,021.01               $4.17
Service Class 2
Actual ............     $1,000.00         $1,175.00               $5.30
Hypothetical/A/ ...     $1,000.00         $1,020.26               $4.93

/A/ 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                     Annualized
                                                                   Expense Ratio
                                                                   -------------
Initial Class...................................................        .72%
Service Class...................................................        .82%
Service Class 2.................................................        .97%

--------------------------------------------------------------------------------
                                       5                           Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund: Mid Cap Portfolio
Investment Summary

--------------------------------------------------------------------------------
Top Five Stocks as of December 31, 2004
--------------------------------------------------------------------------------

                                                                     % of fund's
                                                                      net assets
                                                                     -----------
Newmont Mining Corp.                                                      2.5
Nucor Corp.                                                               2.4
Invitrogen Corp.                                                          2.4
Steel Dynamics, Inc.                                                      1.6
Charles River Laboratories International, Inc.                            1.6
                                                                     -----------
                                                                         10.5
                                                                     -----------

--------------------------------------------------------------------------------
Top Five Market Sectors as of December 31, 2004
--------------------------------------------------------------------------------

                                                                     % of fund's
                                                                      net assets
                                                                     -----------
Materials                                                                18.4
Health Care                                                              15.9
Energy                                                                   13.5
Industrials                                                              11.2
Consumer Discretionary                                                   11.0

--------------------------------------------------------------------------------
Asset Allocation as of December 31, 2004
--------------------------------------------------------------------------------

% of fund's net assets*

                                    [CHART]

                                  (Pie Chart)

Stocks                                                                     96.7%
Short-Term Investments and Net Other Assets                                 3.3%

*    Foreign investments 27.3%

--------------------------------------------------------------------------------
Mid Cap Portfolio                      6
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund: Mid Cap Portfolio
Investments December 31, 2004

Showing Percentage of Net Assets

--------------------------------------------------------------------------------
Common Stocks -- 96.7%
--------------------------------------------------------------------------------
                                                       Shares     Value (Note 1)
                                                     ----------   --------------
CONSUMER DISCRETIONARY - 11.0%
Auto Components - 1.7%
Amerigon, Inc. (a) ...............................          100    $        374
Autoliv, Inc. ....................................      144,100       6,960,030
Bharat Forge Ltd. ................................       55,244       1,373,947
BorgWarner, Inc. .................................      146,100       7,914,237
China Yuchai International Ltd. (a) ..............          100           1,328
Continental AG ...................................          100           6,339
Gentex Corp. .....................................      532,100      19,698,342
IMPCO Technologies, Inc. (a)(e) ..................    1,506,400      11,373,320
Johnson Controls, Inc. ...........................          200          12,688
LKQ Corp. (a) ....................................      315,337       6,328,814
Nokian Tyres Ltd. ................................       96,700      14,665,743
Starcraft Corp. (a) ..............................          105           1,469
                                                                   ------------
                                                                     68,336,631
                                                                   ------------
Automobiles - 0.1%
Bajaj Auto Ltd. ..................................       35,300         923,268
Denway Motors Ltd. ...............................        4,000           1,428
Fiat Spa sponsord ADR (a) ........................          100             798
Harley-Davidson, Inc. ............................          100           6,075
Hero Honda Motors Ltd. ...........................      221,071       2,925,549
Mahindra & Mahindra Ltd. .........................          100           1,261
Maruti Udyog Ltd. ................................          100           1,068
Tata Motors Ltd. .................................          100           1,168
Thor Industries, Inc. ............................          200           7,410
                                                                   ------------
                                                                      3,868,025
                                                                   ------------
Distributors - 0.0%
Educational Development Corp. ....................          100           1,044
Li & Fung Ltd. ...................................        2,000           3,371
                                                                   ------------
                                                                          4,415
                                                                   ------------
Hotels, Restaurants & Leisure - 3.1%
Accor SA .........................................          100           4,369
AFC Enterprises, Inc. (a) ........................          100           2,365
Applebee's International, Inc. ...................          150           3,968
BJ's Restaurants, Inc. (a) .......................          100           1,400
Buffalo Wild Wings, Inc. (a) .....................      208,000       7,240,480
Jack in the Box, Inc. (a) ........................       23,600         870,132
Jurys Doyle Hotel Group PLC (Ireland) ............          100           1,671
Krispy Kreme Doughnuts, Inc. (a) .................          100           1,260
Kuoni Reisen Holding AG Class B (Reg.) ...........          100          43,881
Outback Steakhouse, Inc. .........................      773,700      35,419,986
P.F. Chang's China Bistro, Inc. (a) ..............          100           5,635
Red Robin Gourmet Burgers, Inc. (a) ..............      198,000      10,587,060
Royal Caribbean Cruises Ltd. .....................      511,000      27,818,840
Sonic Corp. (a) ..................................    1,372,825      41,871,163
Total Entertainment Restaurant Corp. (a) .........          100           1,192
                                                                   ------------
                                                                    123,873,402
                                                                   ------------
Household Durables - 1.3%
Alba PLC .........................................      581,101       7,137,036
Arcelik AS (a) ...................................          100               1
Fedders Corp. ....................................          100             362
Garmin Ltd. ......................................           51           3,103
George Wimpey PLC ................................          100    $        776
Harman International Industries, Inc. ............      118,400      15,036,800
Hovnanian Enterprises, Inc. Class A (a) ..........          200           9,904
LG Electronics, Inc. .............................      167,270      10,357,427
Makita Corp. sponsored ADR .......................          100           1,775
Rational AG ......................................       39,471       3,665,649
Sekisui House Ltd. ...............................      877,000      10,222,962
Skyworth Digital Holdings Ltd. ...................        2,052             306
Toll Brothers, Inc. (a) ..........................      105,000       7,204,050
William Lyon Homes, Inc. (a) .....................          100           7,024
                                                                   ------------
                                                                     53,647,175
                                                                   ------------
Internet & Catalog Retail - 0.2%
1-800-FLOWERS.com, Inc. Class A (a) ..............          200           1,682
Alloy, Inc. (a) ..................................          100             807
Audible, Inc. (a) ................................          100           2,605
GSI Commerce, Inc. (a) ...........................          100           1,778
Overstock.com, Inc. (a) ..........................          100           6,900
Provide Commerce, Inc. ...........................       65,200       2,422,180
Rakuten, Inc. (d) ................................          301         343,815
Rakuten, Inc. New (a)(d) .........................        2,709       3,094,338
ValueVision Media, Inc. Class A (a) ..............          100           1,391
                                                                   ------------
                                                                      5,875,496
                                                                   ------------
Leisure Equipment & Products - 0.1%
Arctic Cat, Inc. .................................          100           2,652
Asia Optical Co., Inc. ...........................       28,718         159,896
Jumbo SA .........................................      295,690       2,302,419
Mega Bloks, Inc. (a) .............................          100           1,588
Oakley, Inc. .....................................          100           1,275
Polaris Industries, Inc. .........................          200          13,604
SCP Pool Corp. ...................................          225           7,178
SHIMANO, Inc. ....................................          100           2,856
                                                                   ------------
                                                                      2,491,468
                                                                   ------------
Media - 0.6%
Astral Media, Inc. Class A (non-vtg.) ............      365,800       9,931,470
Chum Ltd. Class B (non-vtg.) .....................          200           4,958
Clear Media Ltd. (a) .............................      243,000         226,656
Cumulus Media, Inc. Class A (a) ..................          100           1,508
E.W. Scripps Co. Class A .........................          100           4,828
Fox Entertainment Group, Inc. Class A (a) ........          100           3,126
Gemstar-TV Guide International, Inc. (a) .........          100             592
Getty Images, Inc. (a) ...........................          100           6,885
Grupo Televisa SA de CV sponsored ADR ............          100           6,050
Harris Interactive, Inc. (a) .....................          100             790
Impresa SGPS (a) .................................          100             787
Insignia Systems, Inc. (a) .......................          100             218
JC Decaux SA (a) .................................          100           2,914
Modern Times Group AB (MTG) (B Shares) (a) .......          100           2,724
Padmalaya Telefilms Ltd. (a) .....................          100             122
Saga Communications, Inc. Class A (a) ............          100           1,685
Salem Communications Corp. Class A (a) ...........       48,300       1,205,085
SBS Broadcasting SA (a) ..........................          100           4,023
Scholastic Corp. (a) .............................          100           3,696

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       7                           Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund: Mid Cap Portfolio
Investments - continued

--------------------------------------------------------------------------------
Common Stocks -- continued
--------------------------------------------------------------------------------
                                                       Shares     Value (Note 1)
                                                     ----------   --------------
CONSUMER DISCRETIONARY - continued
Media - continued
SKY Perfect Communications, Inc. .................        5,512    $  5,973,172
Sogecable SA (a) .................................          100           4,430
Spanish Broadcasting System, Inc. Class A (a) ....          100           1,056
TiVo, Inc. (a) ...................................          100             587
Trader Classified Media NV (A Shares) ............          100           1,384
Zee Telefilms Ltd. ...............................    1,820,140       7,219,538
                                                                   ------------
                                                                     24,608,284
                                                                   ------------
Multiline Retail - 0.1%
99 Cents Only Stores (a) .........................          100           1,616
Dollar General Corp. .............................          100           2,077
Dollar Tree Stores, Inc. (a) .....................          100           2,868
Don Quijote Co. Ltd. (d) .........................      113,100       5,774,802
Family Dollar Stores, Inc. .......................          100           3,123
                                                                   ------------
                                                                      5,784,486
                                                                   ------------
Specialty Retail - 2.7%
Abercrombie & Fitch Co. Class A ..................          100           4,695
AC Moore Arts & Crafts, Inc. (a) .................      705,100      20,313,931
Advance Auto Parts, Inc. (a) .....................          200           8,736
Aeropostale, Inc. (a) ............................          100           2,943
Best Buy Co., Inc. ...............................          200          11,884
CarMax, Inc. (a) .................................      622,400      19,325,520
Chico's FAS, Inc. (a) ............................          100           4,553
Cost Plus, Inc. (a) ..............................      142,700       4,584,951
Esprit Holdings Ltd. .............................          500           3,023
French Connection Group PLC ......................          100             471
Genesco, Inc. (a) ................................          100           3,114
Guitar Center, Inc. (a) ..........................          100           5,269
Hot Topic, Inc. (a) ..............................      323,883       5,567,549
KOMERI Co. Ltd. (d) ..............................      672,100      18,306,737
Michaels Stores, Inc. ............................          200           5,994
Nitori Co. Ltd. (d) ..............................      233,050      15,221,171
O'Reilly Automotive, Inc. (a) ....................          100           4,505
Pacific Sunwear of California, Inc. (a) ..........      305,000       6,789,300
Pantaloon Retail India Ltd. ......................          100           1,689
Peacock Group PLC ................................    1,271,844       6,638,792
PETsMART, Inc. ...................................       24,000         852,720
Pier 1 Imports, Inc. .............................          100           1,970
RONA, Inc. (a) ...................................      100,000       3,400,000
Ross Stores, Inc. ................................       43,900       1,267,393
Sa Sa International Holdings Ltd. ................        2,000           1,074
Select Comfort Corp. (a) .........................          100           1,794
Sharper Image Corp. (a) ..........................          100           1,885
Shimamura Co. Ltd. ...............................          100           7,303
TBC Corp. New (a) ................................          100           2,780
The Bombay Company, Inc. (a) .....................          100             553
Tiffany & Co., Inc. ..............................       57,100       1,825,487
Tractor Supply Co. (a) ...........................          100           3,721
Urban Outfitters, Inc. (a) .......................          400    $     17,760
Williams-Sonoma, Inc. (a) ........................       54,700       1,916,688
                                                                   ------------
                                                                    106,105,955
                                                                   ------------
Textiles, Apparel & Luxury Goods - 1.1%
Columbia Sportswear Co. (a) ......................      579,600      34,549,956
Compagnie Financiere Richemont unit ..............          100           3,322
Folli Follie SA ..................................       42,980       1,259,378
Gildan Activewear, Inc. Class A (sub. vtg.) (a) ..          100           3,399
K-Swiss, Inc. Class A ............................          200           5,824
Kenneth Cole Productions, Inc. Class A
   (sub. vtg.) ...................................          100           3,086
NIKE, Inc. Class B ...............................          100           9,069
Polo Ralph Lauren Corp. Class A ..................          100           4,260
Quiksilver, Inc. (a) .............................          200           5,958
Ted Baker PLC ....................................      945,208       8,761,144
The Swatch Group AG (Bearer) .....................          100          14,647
Timberland Co. Class A (a) .......................          100           6,267
Weyco Group, Inc. ................................          100           4,429
Wolverine World Wide, Inc. .......................          100           3,142
                                                                   ------------
                                                                     44,633,881
                                                                   ------------
   TOTAL CONSUMER DISCRETIONARY ..................                  439,229,218
                                                                   ------------

CONSUMER STAPLES - 7.4%
Beverages - 0.0%
Boston Beer Co., Inc. Class A (a) ................          100           2,127
Companhia de Bebidas das Americas (AmBev)
   sponsored ADR .................................          100           2,833
Fomento Economico Mexicano SA de CV
   sponsored ADR .................................          100           5,261
Grupo Modelo SA de CV Series C ...................          100             275
Hansen Natural Corp. (a) .........................          100           3,641
Jones Soda Co. (a) ...............................       95,700         330,165
MGP Ingredients, Inc. ............................          200           1,728
Pernod-Ricard ....................................          100          15,288
Tsingtao Brewery Co. Ltd. (H Shares) .............        1,000           1,010
                                                                   ------------
                                                                        362,328
                                                                   ------------
Food & Staples Retailing - 0.4%
Central European Distribution Corp. (a) ..........          150           4,431
Massmart Holdings Ltd. ...........................      847,869       6,778,342
Plant Co. Ltd. ...................................      120,300       1,820,414
Shinsegae Co. Ltd. ...............................        1,390         382,008
Whole Foods Market, Inc. .........................       74,600       7,113,110
                                                                   ------------
                                                                     16,098,305
                                                                   ------------
Food Products - 6.3%
Archer-Daniels-Midland Co. .......................    2,678,000      59,746,180
Barry Callebaut AG ...............................       23,513       5,839,817
Bunge Ltd. .......................................      638,200      36,383,782
Corn Products International, Inc. ................      713,400      38,209,704
Fresh Del Monte Produce, Inc. ....................          100           2,961
Glanbia PLC ......................................      784,887       2,981,268
Green Mountain Coffee Roasters, Inc. (a) .........       47,993       1,204,624

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------
                                                       Shares     Value (Note 1)
                                                     ----------   --------------
CONSUMER STAPLES - continued
Food Products - continued
Hershey Foods Corp. ..............................      504,300    $ 28,008,822
Hormel Foods Corp. ...............................          100           3,135
IAWS Group PLC (Ireland) .........................       25,450         421,195
Lindt & Spruengli AG .............................          400       5,844,925
Lindt & Spruengli AG (participation
   certificate) ..................................        2,770       3,933,354
McCormick & Co., Inc. (non-vtg.) .................      496,000      19,145,600
Peet's Coffee & Tea, Inc. (a) ....................          100           2,647
People's Food Holdings Ltd. ......................   10,068,165       9,253,261
PT Indofood Sukses Makmur Tbk ....................   56,655,500       4,889,370
Smithfield Foods, Inc. (a) .......................    1,230,200      36,401,618
SunOpta, Inc. (a) ................................       39,000         279,825
Wimm-Bill-Dann Foods OJSC ADR (a) ................       65,400         935,874
Wm. Wrigley Jr. Co. ..............................          100           6,919
                                                                   ------------
                                                                    253,494,881
                                                                   ------------
Household Products - 0.1%
Central Garden & Pet Co. Class A (a) .............          100           4,174
Godrej Consumer Products Ltd. ....................      178,876       1,237,657
Hindustan Lever Ltd. .............................      104,300         345,818
Kao Corp. ........................................        1,000          25,578
Reckitt Benckiser PLC ............................          300           9,062
                                                                   ------------
                                                                      1,622,289
                                                                   ------------
Personal Products - 0.6%
Alberto-Culver Co. ...............................          150           7,286
Estee Lauder Companies, Inc. Class A .............       63,300       2,897,241
Hengan International Group Co. Ltd. ..............   12,932,600       8,485,521
Kose Corp. .......................................          100           4,393
Natura Cosmeticos SA .............................      166,500       4,858,340
Shiseido Co. Ltd. ADR ............................      459,900       6,645,555
USANA Health Sciences, Inc. (a) ..................          200           6,840
                                                                   ------------
                                                                     22,905,176
                                                                   ------------

   TOTAL CONSUMER STAPLES ........................                  294,482,979
                                                                   ------------
ENERGY - 13.5%
Energy Equipment & Services - 9.7%
BJ Services Co. ..................................      648,610      30,186,309
Cal Dive International, Inc. (a) .................      467,400      19,046,550
Carbo Ceramics, Inc. .............................          100           6,900
Compagnie Generale de Geophysique SA (a) .........          100           6,884
Cooper Cameron Corp. (a) .........................      317,000      17,057,770
Core Laboratories NV (a) .........................      230,700       5,386,845
FMC Technologies, Inc. (a) .......................      307,500       9,901,500
Global Industries Ltd. (a) .......................    1,530,489      12,687,754
GlobalSantaFe Corp. ..............................      692,450      22,927,020
Gulf Island Fabrication, Inc. ....................      211,200       4,610,496
Helmerich & Payne, Inc. ..........................      195,600       6,658,224
Hydril Co. (a) ...................................          100           4,551
Input/Output, Inc. (a) ...........................    1,327,000      11,730,680
Nabors Industries Ltd. (a) .......................      688,800      35,328,552
National-Oilwell, Inc. (a) .......................      235,300    $  8,303,737
Noble Corp. (a) ..................................      345,300      17,175,222
NS Group, Inc. (a) ...............................          100           2,780
Oceaneering International, Inc. (a) ..............      360,086      13,438,410
Parker Drilling Co. (a) ..........................    1,996,800       7,847,424
Pason Systems, Inc. ..............................      756,300      23,319,250
Patterson-UTI Energy, Inc. .......................      204,300       3,973,635
Pioneer Drilling Co. (a) .........................    1,190,100      12,008,109
Precision Drilling Corp. (a) .....................      153,300       9,647,680
Pride International, Inc. (a) ....................      565,700      11,619,478
Rowan Companies, Inc. (a) ........................      345,600       8,951,040
Smith International, Inc. (a) ....................      251,090      13,661,807
Superior Energy Services, Inc. (a) ...............      316,900       4,883,429
Transocean, Inc. (a) .............................      524,800      22,246,272
Unit Corp. (a) ...................................      356,000      13,602,760
Varco International, Inc. (a) ....................    1,153,848      33,634,655
Veritas DGC, Inc. (a) ............................          100           2,241
Weatherford International Ltd. (a) ...............      139,800       7,171,740
                                                                   ------------
                                                                    387,029,704
                                                                   ------------
Oil & Gas - 3.8%
Ashland, Inc. ....................................       25,900       1,512,042
Caltex Australia Ltd. ............................    1,004,943       8,538,864
China Petroleum & Chemical Corp. sponsored ADR ...          100           4,099
Comstock Resources, Inc. (a) .....................       93,100       2,052,855
Golar LNG Ltd. (a) ...............................      515,700       7,501,323
Golar LNG Ltd. (Nasdaq) (a) ......................       21,393         318,542
JKX Oil & Gas ....................................           91             202
Niko Resources Ltd. ..............................      138,000       5,804,050
PetroChina Co. Ltd. sponsored ADR ................          100           5,369
PetroKazakhstan, Inc. Class A ....................      594,600      22,064,615
Petroleo Brasileiro SA Petrobras sponsored:
   ADR ...........................................          100           3,978
   ADR (non-vtg.) ................................          100           3,621
Premcor, Inc. ....................................      293,300      12,368,461
Southwestern Energy Co. (a) ......................      780,200      39,548,338
Surgutneftegaz JSC sponsored ADR .................          100           3,740
Talisman Energy, Inc. ............................      194,500       5,243,396
Tesoro Petroleum Corp. (a) .......................      465,900      14,843,574
Valero Energy Corp. ..............................      718,500      32,619,900
World Fuel Services Corp. ........................       31,500       1,568,700
XTO Energy, Inc. .................................          125           4,423
                                                                   ------------
                                                                    154,010,092
                                                                   ------------

   TOTAL ENERGY ..................................                  541,039,796
                                                                   ------------
FINANCIALS - 8.3%
Capital Markets - 0.5%
BlackRock, Inc. Class A ..........................          100           7,726
Deutsche Bank AG (NY Shares) .....................       13,000       1,157,130
E*TRADE Financial Corp. (a) ......................          100           1,495
Eaton Vance Corp. (non-vtg.) .....................          100           5,215

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       9                           Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund: Mid Cap Portfolio
Investments - continued

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------
                                                        Shares    Value (Note 1)
                                                      ---------   --------------
FINANCIALS - continued
Capital Markets - continued
Federated Investors, Inc. Class B (non-vtg.) ......         100    $      3,040
International Assets Holding Corp. (a) ............         100             757
Investors Financial Services Corp. ................      49,700       2,484,006
Kotak Mahindra Bank Ltd. ..........................     439,734       2,912,920
Matsui Securities Co. Ltd. ........................     208,800       7,277,321
Mitsubishi Securities Co. Ltd. ....................     511,700       5,605,071
Nuveen Investments, Inc. Class A ..................         100           3,947
T. Rowe Price Group, Inc. .........................         200          12,440
                                                                   ------------
                                                                     19,471,068
                                                                   ------------
Commercial Banks - 3.4%
Banco Itau Holding Financeira SA:
   (PN) ...........................................         900         134,864
   sponsored ADR (non-vtg.) .......................      33,900       2,548,263
Bank Austria Creditanstalt AG .....................     201,075      18,139,091
Bank of Baroda ....................................   1,220,572       6,874,431
Bank of Fukuoka Ltd. (d) ..........................   2,110,000      13,904,618
Bank of India .....................................   6,393,456      13,939,951
Bank of Yokohama Ltd. .............................   2,431,000      15,331,700
BOK Financial Corp. (a) ...........................         103           5,022
Boston Private Financial Holdings, Inc. ...........     106,100       2,988,837
Canara Bank .......................................     401,535       1,973,788
Capitalia Spa .....................................   9,229,479      42,205,762
Cathay General Bancorp ............................          20             750
Center Financial Corp., California ................      20,600         412,412
Commerce Bancorp, Inc., New Jersey ................      68,400       4,404,960
CVB Financial Corp. ...............................         110           2,922
East West Bancorp, Inc. ...........................         200           8,392
First Horizon National Corp. ......................         100           4,311
Fulton Financial Corp. ............................          11             256
HDFC Bank Ltd. sponsored ADR ......................      18,100         821,016
Hiroshima Bank Ltd. ...............................     389,000       2,058,362
ICICI Bank Ltd. sponsored ADR .....................       5,000         100,750
Irwin Financial Corp. .............................         100           2,839
Lakeland Financial Corp. ..........................         100           3,970
M&T Bank Corp. ....................................         100          10,784
OTP Bank Rt. ......................................         100           3,082
Popular, Inc. .....................................         200           5,766
PrivateBancorp, Inc. ..............................         200           6,446
State Bancorp, Inc., New York .....................           5             138
State Bank of India ...............................     448,533       7,333,644
Sumitomo Trust & Banking Co. Ltd. .................       1,000           7,234
SunTrust Banks, Inc. ..............................          49           3,620
TCF Financial Corp. ...............................         200           6,428
Texas Regional Bancshares, Inc. Class A ...........         150           4,902
UCBH Holdings, Inc. ...............................         100           4,582
UnionBanCal Corp. .................................         100           6,448
Valley National Bancorp ...........................         105           2,903
Westcorp ..........................................         100    $      4,593
Wintrust Financial Corp. ..........................      48,000       2,734,080
                                                                   ------------
                                                                    136,001,917
                                                                   ------------
Consumer Finance - 0.0%
American Express Co. ..............................         100           5,637
Capital One Financial Corp. .......................         100           8,421
First Cash Financial Services, Inc. (a) ...........         150           4,007
STB Leasing Co. Ltd. ..............................         100           1,874
                                                                   ------------
                                                                         19,939
                                                                   ------------
Diversified Financial Services - 0.4%
eSpeed, Inc. Class A (a) ..........................         100           1,237
Moody's Corp. .....................................      54,100       4,698,585
Power Financial Corp. .............................         100           2,666
Principal Financial Group, Inc. ...................         100           4,094
TSX Group, Inc. ...................................     244,800      10,952,760
                                                                   ------------
                                                                     15,659,342
                                                                   ------------
Insurance - 2.7%
ACE Ltd. ..........................................         100           4,275
AFLAC, Inc. .......................................       2,800         111,552
Arthur J. Gallagher& Co. ..........................         100           3,250
Assurant, Inc. ....................................   1,232,500      37,652,875
Brown & Brown, Inc. ...............................      38,000       1,654,900
Erie Indemnity Co. Class A ........................         100           5,257
Genworth Financial, Inc. Class A ..................         100           2,700
Hilb Rogal & Hobbs Co. ............................         200           7,248
Horace Mann Educators Corp. .......................         100           1,908
MBIA, Inc. ........................................      54,600       3,455,088
Mercury General Corp. .............................      28,100       1,683,752
Ohio Casualty Corp. (a) ...........................     122,800       2,850,188
Old Republic International Corp. ..................         150           3,795
Progressive Corp. .................................      67,100       5,692,764
Reinsurance Group of America, Inc. ................     486,100      23,551,545
Scottish Re Group Ltd. ............................       8,100         209,790
StanCorp Financial Group, Inc. ....................         100           8,250
Triad Guaranty, Inc. (a) ..........................         100           6,048
UnumProvident Corp. ...............................         100           1,794
USI Holdings Corp. (a) ............................     187,500       2,169,375
W.R. Berkley Corp. ................................     618,575      29,178,183
Zenith National Insurance Corp. ...................         300          14,952
                                                                   ------------
                                                                    108,269,489
                                                                   ------------
Real Estate - 1.0%
CBL & Associates Properties, Inc. .................      17,300       1,320,855
Corporate Office Properties Trust (SBI) ...........     147,100       4,317,385
Equity Lifestyle Properties, Inc. .................         100           3,575
Equity Residential (SBI) ..........................         100           3,618
General Growth Properties, Inc. ...................     167,100       6,042,336
Kimco Really Corp. ................................     226,000      13,105,740
Pan Pacific Retail Properties, Inc. ...............     114,400       7,172,880
Plum Creek Timber Co., Inc. .......................     141,300       5,431,572
United Dominion Realty Trust, Inc. (SBI) ..........      29,200         724,160
Weingarten Really Investors (SBI) .................         100           4,010
                                                                   ------------
                                                                     38,126,131
                                                                   ------------

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------
                                                        Shares    Value (Note 1)
                                                      ---------   --------------
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.3%
Doral Financial Corp. .............................     147,800    $  7,279,150
Golden West Financial Corp., Delaware .............      79,940       4,909,915
MGIC Investment Corp. .............................         100           6,891
Radian Group, Inc. ................................         100           5,324
Sterling Financial Corp., Washington (a) ..........         110           4,319
W Holding Co., Inc. ...............................         156           3,579
Washington Federal, Inc. ..........................         110           2,919
                                                                   ------------
                                                                     12,212,097
                                                                   ------------

   TOTAL FINANCIALS ...............................                 329,759,983
                                                                   ------------
HEALTH CARE -15.9%
Biotechnology - 6.5%
Affymetrix, Inc. (a) ..............................     190,600       6,966,430
Albany Molecular Research, Inc. (a) ...............         100           1,114
Alnylam Pharmaceuticals, Inc. .....................         100             738
Applera Corp. - Celera Genomics Group (a) .........         100           1,375
Bachem Holding AG (B Shares) ......................         100           5,744
Celgene Corp. (a) .................................         200           5,306
Charles River Laboratories International,
   Inc. (a) .......................................   1,389,204      63,917,276
Ciphergen Biosystems, Inc. (a) ....................         100             430
CSL Ltd. ..........................................      19,483         445,872
CytRx Corp. (a) ...................................         100             141
deCODE genetics, Inc. (a) .........................         100             781
Dendreon Corp. (a) ................................         100           1,078
Digene Corp. (a) ..................................         100           2,615
Exact Sciences Corp. (a) ..........................         100             382
Exelixis, Inc. (a) ................................         100             950
Gen-Probe, Inc. (a) ...............................      31,900       1,442,199
Genencor International, Inc. (a) ..................         100           1,640
Genentech, Inc. (a) ...............................      24,800       1,350,112
Global Bio-Chem Technology Group Co. Ltd. .........   9,232,000       6,057,431
Harvard Bioscience, Inc. (a)(e) ...................   3,023,047      13,996,708
ImmunoGen, Inc. (a) ...............................     139,700       1,234,948
Invitrogen Corp. (a) ..............................   1,435,200      96,344,976
Lexicon Genetics, Inc. (a) ........................         100             776
Luminex Corp. (a) .................................         100             888
Martek Biosciences (a) ............................     106,100       5,432,320
Myriad Genetics, Inc. (a) .........................         100           2,251
Neogen Corp. (a) ..................................      49,663       1,124,873
Northfield Laboratories, Inc. (a) .................         100           2,255
ONYX Pharmaceuticals, Inc. (a) ....................         100           3,239
QIAGEN NV (a) .....................................   4,857,800      53,192,910
Renovis, Inc. .....................................         100           1,438
Sangamo Biosciences, Inc. (a) .....................         100             600
Seattle Genetics, Inc. (a) ........................         100             653
Serologicals Corp. (a) ............................         100           2,212
Sirna Therapeutics, Inc. (a) ......................         100             316
Stratagene Corp. (a) ..............................     849,600    $  6,584,400
Strategic Diagnostics, Inc. (a) ...................     792,300       2,773,050
Tanox, Inc. (a) ...................................         100           1,520
Telik, Inc. (a) ...................................         100           1,914
                                                                   ------------
                                                                    260,903,861
                                                                   ------------
Health Care Equipment & Supplies - 2.3%
Advanced Medical Optics, Inc. (a) .................         100           4,114
Arthrocare Corp. (a) ..............................         100           3,206
Bio-Rad Laboratories, Inc. Class A (a) ............         100           5,737
BioLase Technology, Inc. ..........................         100           1,087
Bruker BioSciences Corp. (a) ......................         163             657
Cardiodynamics International Corp. (a) ............         100             517
Chromavision Medical Systems, Inc. (a) ............         100             216
Cooper Companies, Inc. ............................         100           7,059
Cyberonics, Inc. (a) ..............................         200           4,144
Cytyc Corp. (a) ...................................         100           2,757
Diagnostic Products Corp. .........................         100           5,505
Edwards Lifesciences Corp. (a) ....................     307,700      12,695,702
Epix Pharmaceuticals, Inc. (a) ....................     122,400       2,192,184
IDEXX Laboratories, Inc. (a) ......................         100           5,459
Illumina, Inc. (a) ................................     356,400       3,378,672
INAMED Corp. (a) ..................................         150           9,488
Integra LifeSciences Holdings Corp. (a) ...........      64,700       2,389,371
Intuitive Surgical, Inc. (a) ......................      47,800       1,912,956
Kinetic Concepts, Inc. ............................      20,300       1,548,890
Matthews International Corp. Class A ..............         100           3,680
Meridian Bioscience, Inc. .........................     135,350       2,353,737
Merit Medical Systems, Inc. (a) ...................         133           2,037
Millipore Corp. (a) ...............................     255,900      12,746,379
Mine Safety Appliances Co. ........................         300          15,210
Molecular Devices Corp. (a) .......................      74,580       1,499,058
Ocular Sciences, Inc. (a) .........................      46,300       2,269,163
Orthologic Corp. (a) ..............................     100,600         628,750
Osteotech, Inc. (a) ...............................         100             550
PolyMedica Corp. ..................................         200           7,458
Possis Medical, Inc. (a) ..........................         100           1,348
Sonic Innovations, Inc. (a) .......................     151,300         630,921
SonoSight, Inc. (a) ...............................         100           3,395
Synovis Life Technologies, Inc. (a) ...............         100           1,081
Synthes, Inc. .....................................         100          11,190
Thermo Electron Corp. (a) .........................     265,200       8,006,388
Thoratec Corp. (a) ................................         100           1,042
Varian, Inc. (a) ..................................         100           4,101
Ventana Medical Systems, Inc. (a) .................      19,200       1,228,608
Waters Corp. (a) ..................................     851,120      39,823,905
Wilson Greatbatch Technologies, Inc. (a) ..........         800          17,936
Young Innovations, Inc. ...........................         100           3,373
Zimmer Holdings, Inc. (a) .........................         100           8,012
Zoll Medical Corp. (a) ............................         100           3,440
                                                                   ------------
                                                                     93,438,483
                                                                   ------------
Health Care Providers & Services - 5.6%
Advisory Board Co. (a) ............................         100           3,688
Aetna, Inc. .......................................     216,200      26,970,950

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       11                          Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund: Mid Cap Portfolio
Investments - continued

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------
                                                        Shares    Value (Note 1)
                                                      ---------   --------------
HEALTH CARE-continued
Health Care Providers & Services - continued
AMERIGROUP Corp. (a) ..............................         100    $      7,566
Andrx Corp. (a) ...................................         100           2,183
Caremark Rx, Inc. (a) .............................   1,133,806      44,705,971
Centene Corp. (a) .................................         100           2,835
Cerner Corp. (a)(d) ...............................      67,717       3,600,513
Community Health Systems, Inc. (a) ................     275,200       7,672,576
Covance, Inc. (a) .................................     631,900      24,486,125
Coventry Health Care, Inc. (a) ....................          50           2,654
Dynacq Healthcare, Inc. (a)(d) ....................         100             480
Edipsys Corp. (a) .................................         100           2,043
Evotec OAIAG (a) ..................................         100             357
Gambro AB (A Shares) ..............................         100           1,426
Health Management Associates, Inc. Class A ........         100           2,272
HealthExtras, Inc. (a) ............................     203,200       3,312,160
Humana, Inc. (a) ..................................     255,300       7,579,857
ICON PLC sponsored ADR (a) ........................     335,326      12,960,350
IDX Systems Corp. (a) .............................         100           3,446
IMS Health, Inc. ..................................   1,303,600      30,256,556
iSoft Group PLC ...................................          35             232
Lifeline Systems, Inc. (a) ........................     155,900       4,015,984
Merge Technologies, Inc. (a) ......................         100           2,225
Molina Healthcare, Inc. (a) .......................     150,857       6,996,748
NDCHealth Corp. ...................................         100           1,859
OCA, Inc. (a) .....................................         100             635
Odyssey Healthcare, Inc. (a) ......................         200           2,736
Omnicare, Inc. ....................................     138,650       4,800,063
PAREXEL International Corp. (a) ...................     411,300       8,349,390
Pediatrix Medical Group, Inc. (a) .................         100           6,405
Pharmaceutical Product Development, Inc. (a) ......     438,700      18,113,923
ProxyMed, Inc. (a) ................................     181,142       1,778,814
Quest Diagnostics, Inc. ...........................         200          19,110
Renal Care Group, Inc. (a) ........................         150           5,399
ResCare, Inc. (a) .................................   1,188,803      18,093,582
TriZetto Group, Inc. (a) ..........................         100             950
VCA Antech, Inc. (a) ..............................      80,900       1,585,640
WebMD Corp. (a) ...................................         100             816
WellPoint, Inc. (a) ...............................         200          23,000
                                                                   ------------
                                                                    225,371,519
                                                                   ------------
Pharmaceuticals - 1.5%
Able Laboratories, Inc. (a) .......................         100           2,275
Allergan, Inc. ....................................         100           8,107
American Pharmaceutical Partners, Inc. (a) ........         150           5,612
Bentley Pharmaceuticals, Inc. (a) .................       9,200          98,900
Caraco Pharmaceutical Laboratories Ltd. (a) .......         100             955
Cipla Ltd. ........................................      50,500         371,073
Connetics Corp. (a) ...............................     416,700      10,121,643
Dr. Reddy's Laboratories Ltd. ADR .................     186,900       3,706,227
Endo Pharmaceuticals Holdings, Inc. (a) ...........         200    $      4,204
Hi-Tech Pharmacol Co., Inc. (a) ...................         100           1,844
Impax Laboratories, Inc. (a) ......................         100           1,588
KV Pharmaceutical Co. Class A (a) .................         150           3,308
Merck KGaA ........................................     293,321      20,141,931
Nektar Therapeutics (a) ...........................         100           2,024
Ranbaxy Laboratories Ltd. sponsored GDR ...........     270,300       7,868,433
Roche Holding AG:
   ADR (a) ........................................      10,600       1,217,728
   (participation certificate) ....................      60,543       6,917,986
Salix Pharmaceuticals Ltd. (a) ....................         150           2,639
Schering-Plough Corp. .............................     344,000       7,182,720
SuperGen, Inc. (a) ................................         100             705
Warner Chilcott PLC ADR ...........................         100           6,531
                                                                   ------------
                                                                     57,666,433
                                                                   ------------

   TOTAL HEALTH CARE ..............................                 637,380,296
                                                                   ------------
INDUSTRIALS-11.2%
Aerospace & Defense - 1.3%
Ceradyne, Inc. (a) ................................         150           8,582
Cubic Corp. .......................................         100           2,517
DRS Technologies, Inc. (a) ........................     230,000       9,823,300
EDO Corp. .........................................     180,400       5,727,700
Embraer - Empresa Brasileira de
   Aeronautica SA sponsored ADR ...................         100           3,344
General Dynamics Corp. ............................         100          10,460
L-3 Communications Holdings, Inc. .................     478,800      35,067,312
Rockwell Collins, Inc. ............................         100           3,944
                                                                   ------------
                                                                     50,647,159
                                                                   ------------
Air Freight & Logistics - 0.4%
Business Post Group PLC ...........................         100           1,195
C.H. Robinson Worldwide, Inc. .....................      44,950       2,495,624
CNF, Inc. .........................................         100           5,010
Dynamex, Inc. (a) .................................          80           1,482
Expeditors International of Washington, Inc. ......      33,700       1,883,156
Forward Air Corp. (a) .............................         100           4,470
Hub Group, Inc. Class A (a) .......................     193,420      10,100,392
                                                                   ------------
                                                                     14,491,329
                                                                   ------------
Airlines - 0.0%
Southwest Airlines Co. ............................         100           1,628
                                                                   ------------
Building Products - 0.2%
American Woodmark Corp. ...........................         200           8,736
Quixote Corp. .....................................         100           2,033
Simpson Manufacturing Co. Ltd. ....................      78,800       2,750,120
Trex Co., Inc. (a) ................................      69,800       3,660,312
Wienerberger AG ...................................         100           4,768
                                                                   ------------
                                                                      6,425,969
                                                                   ------------
Commercial Services & Supplies - 2.8%
Apollo Group, Inc. Class A (a) ....................         311          25,101
Benesse Corp. .....................................         100           3,505

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------
                                                        Shares    Value (Note 1)
                                                      ---------   --------------
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Bennett Environmental, Inc. (a) ...................     167,100    $    593,205
Bright Horizons Family Solutions, Inc. (a) ........     613,097      39,704,162
Bunzl PLC .........................................         101             842
Career Education Corp. (a) ........................         100           4,000
ChoicePoint, Inc. (a) .............................     350,500      16,119,495
Coinstar, Inc. (a) ................................         100           2,683
Concorde Career Colleges, Inc. (a) ................         100           2,030
Corporate Executive Board Co. .....................         100           6,694
CoStar Group, Inc. (a) ............................         100           4,618
Dun & Bradstreet Corp. (a) ........................         100           5,965
Education Management Corp. (a) ....................      47,300       1,561,373
Fullcast Co. Ltd. (d) .............................       5,184      14,828,781
Gevity HR, Inc. ...................................         100           2,056
GFK AG ............................................          20             777
Intertek Group PLC ................................         100           1,353
Ionics, Inc. (a)(d) ...............................     666,900      28,903,446
ITE Group PLC .....................................         100             166
ITT Educational Services, Inc. (a) ................         100           4,755
Labor Ready, Inc. (a) .............................         100           1,692
National Research Corp. (a) .......................         100           1,615
PICO Holdings, Inc. (a) ...........................         100           2,077
Princeton Review, Inc. (a) ........................     609,587       3,748,960
Ritchie Brothers Auctioneers, Inc. ................         200           6,612
Robert Half International, Inc. ...................         100           2,943
Societe Generale de Surveillance Holding SA (SGS)
   (Reg.) .........................................          91          63,611
Stericycle, Inc. (a) ..............................         100           4,595
Tele Atlas NV (a) .................................         100           1,205
Tetra Tech, Inc. (a) ..............................          74           1,239
The Brink's Co. ...................................      54,600       2,157,792
Universal Technical Institute, Inc. ...............      85,900       3,274,508
                                                                   ------------
                                                                    111,041,856
                                                                   ------------
Construction & Engineering - 1.6%
Arcadis NV ........................................       9,700         180,272
Arcadis NV ........................................       6,600         121,559
Chicago Bridge & Iron Co. NV (NY Shares) ..........     302,800      12,112,000
Dycom Industries, Inc. (a) ........................     591,900      18,064,788
EMCOR Group, Inc. (a) .............................         100           4,518
Fluor Corp. .......................................     301,500      16,434,765
Foster Wheeler Ltd. (a) ...........................     294,331       4,671,033
Jacobs Engineering Group, Inc. (a) ................     288,800      13,801,752
                                                                   ------------
                                                                     65,390,687
                                                                   ------------
Electrical Equipment - 0.5%
AstroPower, Inc. (a) ..............................         100               1
Baldor Electric Co. ...............................      80,900       2,227,177
BYD Co. Ltd. (H Shares) ...........................     174,500         462,472
Crompton Greaves Ltd. .............................     144,396         995,414
Fujikura Ltd. .....................................       1,000           4,608
II-VI, Inc. (a) ...................................         100           4,249
Rockwell Automation, Inc. .........................     306,900    $ 15,206,895
Roper Industries, Inc. ............................      38,700       2,351,799
                                                                   ------------
                                                                     21,252,615
                                                                   ------------
Industrial Conglomerates - 0.1%
Teleflex, Inc. ....................................      77,700       4,035,738
                                                                   ------------
Machinery - 3.6%
AGCO Corp. (a) ....................................   2,106,400      46,109,096
CNH Global NV .....................................     512,000       9,917,440
CUNO, Inc. (a) ....................................     117,600       6,985,440
Donaldson Co., Inc. ...............................         200           6,516
Dover Corp. .......................................      14,600         612,324
Flowserve Corp. (a) ...............................     962,700      26,512,758
Gardner Denver, Inc. (a) ..........................      64,400       2,337,076
Graco, Inc. .......................................     668,700      24,975,945
Harsco Corp. ......................................     177,200       9,877,128
Heidelberger Druckmaschinen AG (a) ................     124,900       4,235,827
Illinois Tool Works, Inc. .........................         100           9,268
Koyo Seiko Co. Ltd. ...............................       1,000          14,078
Middleby Corp. ....................................         100           5,072
PACCAR, Inc. ......................................         150          12,072
Toshiba Machine Co. Ltd. ..........................       1,000           4,383
Trinity Industries, Inc. ..........................       4,900         166,992
Wabash National Corp. (a) .........................         100           2,693
Wabtec Corp. ......................................     198,700       4,236,284
Watts Water Technologies, Inc. Class A ............     105,800       3,410,992
Zenon Environmental, Inc. (a) .....................     345,300       6,747,738
                                                                   ------------
                                                                    146,179,122
                                                                   ------------
Marine - 0.1%
Alexander & Baldwin, Inc. .........................      90,349       3,832,605
                                                                   ------------
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp. ................     207,700       9,826,287
Guangshen Railway Co. Ltd. sponsored ADR ..........         100           2,047
Heartland Express, Inc. ...........................         150           3,371
Knight Transportation, Inc. .......................         150           3,720
Landstar System, Inc. (a) .........................      22,100       1,627,444
Norfolk Southern Corp. ............................     124,900       4,520,131
Old Dominion Freight Lines, Inc. (a) ..............         150           5,220
                                                                   ------------
                                                                     15,988,220
                                                                   ------------
Trading Companies & Distributors - 0.2%
Fastenal Co. ......................................         200          12,312
MSC Industrial Direct Co., Inc. Class A ...........     267,300       9,617,454
Richelieu Hardware Ltd. ...........................         100           1,831
                                                                   ------------
                                                                      9,631,597
                                                                   ------------
Transportation Infrastructure - 0.0%
Sea Containers Ltd. Class B .......................       7,900         153,260
                                                                   ------------

   TOTAL INDUSTRIALS ..............................                 449,071,785
                                                                   ------------
INFORMATION TECHNOLOGY - 9.1%
Communications Equipment - 0.8%
Arris Group, Inc. (a) .............................         100             704

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       13                          Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund: Mid Cap Portfolio
Investments - continued

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------
                                                        Shares    Value (Note 1)
                                                      ---------   --------------
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Avaya, Inc. (a) ...................................       2,900    $     49,880
Black Box Corp. ...................................         100           4,802
Comtech Telecommunications Corp. (a) ..............         100           3,761
NETGEAR, Inc. (a)(d) ..............................     548,100       9,969,939
Option NV (a) .....................................          90           3,229
Plantronics, Inc. .................................     139,900       5,801,653
Polycom, Inc. (a) .................................         200           4,664
Research In Motion Ltd. (a) .......................      53,200       4,379,247
SafeNet, Inc. (a) .................................      86,601       3,181,721
Tandberg ASA ......................................     681,000       8,446,555
                                                                   ------------
                                                                     31,846,155
                                                                   ------------
Computers & Peripherals - 0.0%
Applied Films Corp. (a) ...........................         100           2,156
Compal Electronics, Inc. ..........................       1,072           1,069
Gemplus International SA ADR (a) ..................         100             466
iCAD, Inc. (a) ....................................         100             447
Intergraph Corp. (a) ..............................         100           2,693
M-Systems Flash Disk Pioneers Ltd. (a) ............         900          17,748
Moser-Baer India Ltd. .............................         200           1,083
Network Appliance, Inc. (a) .......................         100           3,322
Overland Storage, Inc. (a) ........................         100           1,669
Psion PLC .........................................         100             103
Stratasys, Inc. (a) ...............................         150           5,034
Synaptics, Inc. (a) ...............................         100           3,058
                                                                   ------------
                                                                         38,848
                                                                   ------------
Electronic Equipment & Instruments - 3.2%
Brightpoint, Inc. (a) .............................         150           2,931
CDW Corp. .........................................     173,492      11,511,194
CellStar Corp. (a) ................................         100             445
Cogent, Inc. ......................................         200           6,600
Cognex Corp. ......................................         100           2,790
Dionex Corp. (a) ..................................     108,200       6,131,694
Elec & Eltek International Co. Ltd. ...............   1,613,000       4,580,920
Excel Technology, Inc. (a) ........................         100           2,600
Fargo Electronics, Inc. (a) .......................         100           1,499
FLIR Systems, Inc. (a) ............................      89,245       5,692,939
Global Imaging Systems, Inc. (a) ..................         100           3,950
Hon Hai Precision Industries Co. Ltd. .............   8,750,800      40,464,536
I. D. Systems Inc. (a) ............................         100           1,866
Iteris, Inc. (a) ..................................         100             345
Itron, Inc. (a) ...................................         100           2,391
Keyence Corp. .....................................      19,700       4,415,816
Landauer, Inc. ....................................         100           4,570
Measurement Specialties, Inc. (a) .................         100           2,546
Metrologic Instruments, Inc. (a) ..................         200           4,250
Mettler-Toledo International, Inc. (a) ............     259,800      13,330,338
MTS Systems Corp. .................................         100           3,381
National Instruments Corp. ........................         100           2,725
Robotic Vision Systems, Inc. (a) ..................         100              77
ScanSource, Inc. (a) ..............................         100    $      6,216
Symbol Technologies, Inc. .........................   2,551,600      44,142,680
Universal Display Corp. (a) .......................         100             900
Yageo Corp. sponsored GDR (a) .....................         100             170
                                                                   ------------
                                                                    130,320,369
                                                                   ------------
Internet Software & Services - 1.0%
Akamai Technologies, Inc. (a) .....................         100           1,303
aQuantive, Inc. (a) ...............................     218,811       1,956,170
Ask Jeeves, Inc. (a) ..............................         100           2,675
Bankrate, Inc. (a) ................................         100           1,385
Blue Coat Systems, Inc. (a) .......................         100           1,861
Digital Impact, Inc. (a) ..........................         100             142
Digital River, Inc. (a) ...........................     101,802       4,235,981
DoubleClick, Inc. (a) .............................         100             778
EarthLink, Inc. (a) ...............................         100           1,152
FindWhat.com (a) ..................................         100           1,773
Homestore, Inc. (a) ...............................         100             303
InfoSpace, Inc. (a) ...............................         100           4,755
iPass, Inc. (a) ...................................         100             740
iVillage, Inc. (a) ................................         100             618
LookSmart Ltd. (a) ................................         100             219
Neoforma, Inc. (a) ................................         100             769
Net2Phone, Inc. (a) ...............................         100             340
Netease.com, Inc. sponsored ADR (a) ...............         100           5,283
NIC, Inc. (a) .....................................          10              51
Open Text Corp. (a) ...............................         100           2,008
RealNetworks, Inc. (a) ............................   1,440,109       9,533,522
Sina Corp. (a) ....................................         100           3,206
Sohu.com, Inc. (a)(d) .............................      39,000         690,690
SonicWALL, Inc. (a) ...............................         100             632
ValueClick, Inc. (a) ..............................         100           1,333
VeriSign, Inc. (a) ................................     686,300      23,004,776
WebEx Communications, Inc. (a) ....................         100           2,378
Websense, Inc. (a) ................................      27,400       1,389,728
                                                                   ------------
                                                                     40,844,571
                                                                   ------------
IT Services - 1.1%
Affiliated Computer Services, Inc. Class A (a) ....     623,900      37,552,541
Alliance Data Systems Corp. (a) ...................         100           4,748
Anteon International Corp. (a) ....................         100           4,186
DST Systems, Inc. (a) .............................         600          31,272
Global Payments, Inc. .............................         100           5,854
Hewitt Associates, Inc. Class A (a) ...............         100           3,201
iGate Corp. (a) ...................................         100             405
Infocrossing, Inc. (a) ............................         100           1,693
Infosys Technologies Ltd. sponsored ADR ...........         200          13,862
infoUSA, Inc. (a) .................................         100           1,119
Lionbridge Technologies, Inc. (a) .................     874,300       5,875,296
Maximus, Inc. (a) .................................         100           3,112
Satyam Computer Services Ltd. .....................         100             949
StarTek, Inc. .....................................         100           2,845
SunGard Data Systems, Inc. (a) ....................         200           5,666
Syntel, Inc. ......................................         100           1,754

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Common Stocks - continued
--------------------------------------------------------------------------------
                                                        Shares    Value (Note 1)
                                                      ---------   --------------
INFORMATION TECHNOLOGY - continued
IT Services - continued
The BISYS Group, Inc. (a) .........................         100    $      1,645
TietoEnator Oyj ...................................         100           3,174
Total System Services, Inc. .......................         100           2,430
Tyler Technologies, Inc. (a) ......................         100             836
                                                                   ------------
                                                                     43,516,588
                                                                   ------------
Office Electronics - 0.3%
Neopost SA ........................................       2,200         170,708
Zebra Technologies Corp. Class A (a) ..............     218,125      12,276,075
                                                                   ------------
                                                                     12,446,783
                                                                   ------------
Semiconductors & Semiconductor Equipment - 1.3%
Agere Systems, Inc. Class A (a) ...................         100             137
Analog Devices, Inc. ..............................      49,700       1,834,924
ARM Holdings PLC sponsored ADR ....................         100             617
ASM Pacific Technology Ltd. .......................         500           1,801
Cabot Microelectronics Corp. (a) ..................     289,900      11,610,495
Cree, Inc. (a) ....................................      46,100       1,847,688
Hi/fn, Inc. (a) ...................................           8              74
International Rectifier Corp. (a) .................      15,700         699,749
KLA-Tencor Corp. (a) ..............................      31,500       1,467,270
Linear Technology Corp. ...........................         100           3,876
Marvell Technology Group Ltd. (a) .................         200           7,094
NVIDIA Corp. (a) ..................................     917,300      21,611,588
Omnivision Technologies, Inc. (a) .................         400           7,340
Pixelworks, Inc. (a) ..............................         100           1,134
PLX Technology, Inc. (a) ..........................         100           1,040
Silicon Image, Inc. (a) ...........................         100           1,646
Skyworks Solutions, Inc. (a) ......................     389,700       3,674,871
Varian Semiconductor Equipment Associates, Inc.
   (a) ............................................     206,900       7,624,265
Zoran Corp. (a) ...................................         100           1,158
                                                                   ------------
                                                                     50,396,767
                                                                   ------------
Software - 1.4%
Adobe Systems, Inc. ...............................      75,300       4,724,322
Altiris, Inc. (a) .................................         100           3,543
Bottomline Technologies, Inc. (a) .................          11             159
Cadence Design Systems, Inc. (a) ..................         100           1,381
CCC Information Services Group, Inc. (a) ..........         100           2,221
Citrix Systems, Inc. (a) ..........................         100           2,453
DATATRAK International, Inc. (a) ..................         100           1,113
Digimarc Corp. (a) ................................         100             932
Electronic Arts, Inc. (a) .........................         100           6,168
FactSet Research Systems, Inc. ....................         100           5,844
FileNET Corp. (a) .................................         100           2,576
Hyperion Solutions Corp. (a) ......................         100           4,662
Informatica Corp. (a) .............................         100             812
Intuit, Inc. (a) ..................................     132,800       5,844,528
JAMDAT Mobile, Inc. ...............................         100           2,065
Macromedia, Inc. (a) ..............................         100           3,112
Macrovision Corp. (a) .............................     389,944      10,029,360
Manhattan Associates, Inc. (a) ....................         100           2,388
MRO Software, Inc. (a)                                      100    $      1,302
Napster, Inc. (a)                                           100             940
NAVTEQ Corp. ......................................         100           4,636
NDS Group PLC sponsored ADR (a) ...................         100           3,408
Open Solutions, Inc. (a) ..........................     437,209      11,349,946
Plato Learning, Inc. (a) ..........................         100             745
Quality Systems, Inc. (a) .........................         100           5,980
Renaissance Learning, Inc. ........................          70           1,299
RSA Security, Inc. (a) ............................     100,687       2,019,781
Salesforce.com, Inc. ..............................      60,000       1,016,400
ScanSoft, Inc. (a) ................................         100             419
SERENA Software, Inc. (a) .........................         100           2,164
Symantec Corp. (a) ................................         100           2,576
Synopsys, Inc. (a) ................................     325,800       6,392,196
TALX Corp. ........................................      83,200       2,145,728
Temenos Group AG (a) ..............................         100             922
THQ, Inc. (a) .....................................     313,900       7,200,866
TIBCO Software, Inc. (a) ..........................         100           1,334
Vastera, Inc. (a) .................................     667,400       1,755,262
Visual Networks, Inc. (a) .........................     767,308       2,670,232
WatchGuard Technologies, Inc. (a) .................          10              44
                                                                   ------------
                                                                     55,213,819
                                                                   ------------

   TOTAL INFORMATION TECHNOLOGY ...................                 364,623,900
                                                                   ------------
MATERIALS - 18.4%
Chemicals - 1.9%
American Vanguard Corp. ...........................         150           5,517
Asian Paints India Ltd. ...........................      45,800         338,920
Balchem Corp. .....................................         100           3,469
Cambrex Corp. .....................................         100           2,710
Ecolab, Inc. (d) ..................................     509,300      17,891,709
Headwaters, Inc. (a) ..............................         100           2,850
K&S AG ............................................      59,500       3,155,946
Lonza Group AG ....................................          10             562
Minerals Technologies, Inc. .......................      34,200       2,281,140
Monsanto Co. ......................................     178,300       9,904,565
Mosaic Co. (a) ....................................     117,900       1,924,128
Nitto Denko Corp. .................................     181,200       9,941,853
NOVA Chemicals Corp. ..............................     251,500      11,883,375
Novozymes AS Series B .............................         100           5,071
Olin Corp. ........................................     104,900       2,309,898
Potash Corp. of Saskatchewan ......................         100           8,313
Praxair, Inc. .....................................      47,000       2,075,050
Quaker Chemical Corp. .............................         100           2,484
Sasa Dupont Sabanci Polyester Sanayi AS (a) .......       1,000               1
Sinopec Beijing Yanhua Petrochemical Co. Ltd.
   sponsored ADR ..................................         100           2,337
Sinopec Shanghai Petrochemical Co. Ltd.:
   (H Shares) .....................................       2,000             746

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       15                          Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund: Mid Cap Portfolio
Investments - continued

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------
                                                        Shares    Value (Note 1)
                                                      ---------   --------------
MATERIALS - continued
Chemicals - continued
Sinopec Shanghai Petrochemical Co.
   Ltd.: - continued
   sponsored ADR (d) ..............................     125,400     $  4,677,420
Tosoh Corp. .......................................   1,859,500        8,368,930
                                                                    ------------
                                                                      74,786,994
                                                                    ------------
Construction Materials - 0.0%
Cemex SA de CV sponsored ADR ......................         104            3,788
Florida Rock Industries, Inc. .....................         150            8,930
Vulcan Materials Co. ..............................      13,000          709,930
                                                                    ------------
                                                                         722,648
                                                                    ------------
Containers & Packaging - 0.4%
Essel Propack Ltd. ................................      13,700           84,069
Packaging Corp. of America ........................     565,300       13,312,815
Silgan Holdings, Inc. .............................      40,500        2,468,880
                                                                    ------------
                                                                      15,865,764
                                                                    ------------
Metals & Mining - 15.8%
Agnico-Eagle Mines Ltd. ...........................   1,180,230       16,247,833
Agnico-Eagle Mines Ltd. warrants 11/14/07 (a) .....      23,350           64,446
Aleris International, Inc. (a) ....................         100            1,692
Arch Coal, Inc. ...................................     365,400       12,986,316
Barrick Gold Corp. ................................         100            2,417
BHP Billiton Ltd. sponsored ADR ...................      15,500          372,310
BlueScope Steel Ltd. ..............................   1,037,200        6,694,919
Brush Engineered Materials, Inc. (a) ..............         100            1,850
Compania de Minas Buenaventura SA sponsored ADR ...   1,105,300       25,311,370
CONSOL Energy, Inc. ...............................     763,900       31,358,095
Dofasco, Inc. .....................................         100            3,783
Falconbridge Ltd. .................................     225,900        5,854,575
FNX Mining Co., Inc. (a) ..........................     164,300          709,228
Freeport-McMoRan Copper & Gold, Inc. Class B ......   1,273,800       48,697,374
Gibraltar Industries, Inc. ........................     106,400        2,513,168
Glamis Gold Ltd. (a) ..............................     129,400        2,217,053
Goldcorp, Inc. ....................................      50,000          752,500
Golden Star Resources Ltd. (a) ....................     250,000        1,004,167
Harmony Gold Mining Co. Ltd. ......................   1,049,100        9,725,158
High River Gold Mines Ltd. (a) ....................   1,989,600        3,034,140
Inco Ltd. (a) .....................................         100            3,667
Inmet Mining Corp. (a) ............................     712,800       12,794,760
International Steel Group, Inc. ...................       2,500          101,400
IPSCO, Inc. .......................................   1,165,900       55,681,441
Ivanhoe Mines Ltd. (a) ............................      90,500          652,354
Kinross Gold Corp. (a) ............................   4,204,866       29,609,265
Massey Energy Co. .................................     289,794       10,128,300
Meridian Gold, Inc. (a) ...........................         100            1,895
Newmont Mining Corp. ..............................   2,267,580      100,703,207
Nippon Steel Corp. ................................   3,401,000        8,333,994
Noranda, Inc. .....................................         100     $      1,755
Nucor Corp. (d) ...................................   1,866,700       97,703,078
Peabody Energy Corp. ..............................     233,400       18,884,394
Phelps Dodge Corp. ................................      89,200        8,823,664
Placer Dome, Inc. .................................         100            1,882
POSCO sponsored ADR ...............................         100            4,453
Ryerson Tull, Inc. ................................         100            1,575
Schnitzer Steel Industries, Inc. Class A ..........         150            5,090
Steel Dynamics, Inc. ..............................   1,728,994       65,494,293
Teck Cominco Ltd. Class B (sub. vtg.) (d) .........   1,118,800       34,421,747
United States Steel Corp. .........................     354,300       18,157,875
Usinas Siderurgicas de Minas Gerais SA (Usiminas)
   (PN-A) .........................................     203,000        4,115,030
Worthington Industries, Inc. ......................       3,200           62,656
Xstrata PLC .......................................         100            1,789
                                                                    ------------
                                                                     633,241,958
                                                                    ------------
Paper & Forest Products - 0.3%
International Forest Products (Interfor)
   Class A (a) ....................................       9,100           52,325
Lee & Man Paper Manufacturing Ltd. ................   6,792,000        5,548,734
MAXXAM, Inc. (a) ..................................         100            3,260
Sino-Forest Corp. (a) .............................   2,545,700        7,276,459
Votorantim Celulose e Papel SA
   sponsored ADR (non-vtg.) .......................         250            4,050
                                                                    ------------
                                                                      12,884,828
                                                                    ------------

   TOTAL MATERIALS ................................                  737,502,192
                                                                    ------------

TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 0.8%
Covad Communications Group, Inc. (a) ..............   2,491,761        5,357,286
General Communications, Inc. Class A (a) ..........         100            1,104
Golden Telecom, Inc. ..............................         100            2,642
Hungarian Telephone & Cable Corp. (a) .............         100            1,440
Philippine Long Distance Telephone Co. (a) ........         100            2,421
Philippine Long Distance Telephone Co.
   sponsored ADR (a)(d) ...........................     425,600       10,610,208
PT Indosat Tbk sponsored ADR ......................         100            3,118
PT Telkomunikasi Indonesia Tbk sponsored ADR ......     722,300       15,182,746
                                                                    ------------
                                                                      31,160,965
                                                                    ------------
Wireless Telecommunication Services - 1.1%
America Movil SA de CV sponsored ADR ..............     224,300       11,742,105
Boston Communications Group, Inc. (a)..............         100              924
MTN Group Ltd. ....................................   2,253,716       17,305,369
Nextel Communications, Inc. Class A (a) ...........         100            3,000
Nextel Partners, Inc. Class A (a) .................         100            1,954
NII Holdings, Inc. (a) ............................     349,008       16,560,430
Telemig Celular Participacoes SA ADR ..............         100            2,823
                                                                    ------------
                                                                      45,616,605
                                                                    ------------

   TOTAL TELECOMMUNICATION SERVICES ...............                   76,777,570
                                                                    ------------

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------
                                                        Shares    Value (Note 1)
                                                      ---------   --------------
UTILITIES - 0.0%
Electric Utilities - 0.0%
FPL Group, Inc. ...................................         100   $        7,475
PPL Corp. .........................................         100            5,328
                                                                  --------------
                                                                          12,803
                                                                  --------------
Multi-Utilities & Unregulated Power - 0.0%
Public Service Enterprise Group, Inc. .............         100            5,177
                                                                  --------------
   TOTAL UTILITIES ................................                       17,980
                                                                  --------------
TOTAL COMMON STOCKS
   (Cost $2,720,027,228) ..........................                3,869,885,699
                                                                  --------------

--------------------------------------------------------------------------------
Nonconvertible Preferred Stocks - 0.0%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Porsche AG (non-vtg.) ...........................          100           63,690
                                                                 --------------
Household Durables - 0.0%
Fedders Corp. Series A, 8.60% ...................            5              120
                                                                 --------------
TOTAL NONCONVERTIBLE PREFERRED STOCKS
   (Cost $58,459) ...............................                        63,810
                                                                 --------------

--------------------------------------------------------------------------------
MONEY MARKET FUNDS - 4.0%
--------------------------------------------------------------------------------

Fidelity Cash Central Fund,
   2.24% (b) ....................................   99,587,186       99,587,186
Fidelity Securities Lending Cash
    Central Fund, 2.23% (b)(c) ..................   59,013,966       59,013,966
                                                                 --------------
TOTAL MONEY MARKET FUNDS
  (Cost $158,601,152) ...........................                   158,601,152
                                                                 --------------
TOTAL INVESTMENT PORTFOLIO - 100.7%
   (Cost $2,878,686,839) ........................                 4,028,550,661

NET OTHER ASSETS - (0.7)% .......................                   (28,308,362)
                                                                 --------------
NET ASSETS - 100% ...............................                $4,000,242,299
                                                                 ==============

Legend

(a)  Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.

(d)  Security or a portion of the security is on loan at period end.

(e)  Affiliated company

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America ..............................................    72.7%
Canada ................................................................     7.1%
Japan .................................................................     3.9%
Netherlands ...........................................................     1.9%
India .................................................................     1.5%
Bermuda ...............................................................     1.2%
Cayman Islands ........................................................     1.1%
Italy .................................................................     1.1%
Taiwan ................................................................     1.0%
Others (individually less than 1%) ....................................     8.5%
                                                                          -----
                                                                          100.0%
                                                                          =====

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       17                          Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund: Mid Cap Portfolio
Investments - continued

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

                                                Value                                               Value,
                                            beginning of                    Sales     Dividend      end of
Affiliates                                     period       Purchases     Proceeds     Income       period
----------                                  ------------   -----------   ----------   --------   -----------
Bright Horizons Family Solutions, Inc. ..    $28,782,600   $        --   $4,594,980      $--     $        --
Foster Wheeler Ltd. .....................             --     3,915,209           --       --              --
Harvard Bioscience, Inc. ................     24,939,580     1,612,609    1,104,712       --      13,996,708
IMPCO Technologies, Inc. ................      1,771,032     8,777,717      791,283       --      11,373,320
                                             -----------   -----------   ----------      ---     -----------
Total ...................................    $55,493,212   $14,305,535   $6,490,975      $--     $25,370,028
                                             ===========   ===========   ==========      ===     ===========

Income Tax Information

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended December 31, 2004, $68,763,000 or, if different, the net capital gain of such year.

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      18
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund: Mid Cap Portfolio
Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                               December 31, 2004
                                                               -----------------
Assets
Investment in securities, at value (including
   securities loaned of $57,253,994)
   (cost $2,878,686,839) - See accompanying
   schedule ..................................                   $4,028,550,661
Cash .........................................                          118,202
Foreign currency held at value
   (cost $9,142,039) .........................                        9,609,981
Receivable for investments sold ..............                       41,707,554
Receivable for fund shares sold ..............                        2,072,663
Dividends receivable .........................                        2,016,209
Interest receivable ..........................                          213,204
Prepaid expenses .............................                           11,603
Other receivables ............................                          214,767
                                                                 --------------
   Total assets ..............................                    4,084,514,844

Liabilities
Payable for investments purchased ............   $19,788,804
Payable for fund shares redeemed .............     1,032,969
Accrued management fee .......................     1,840,389
Distribution fees payable ....................       506,394
Other affiliated payables ....................       310,760
Other payables and accrued expenses ..........     1,779,263
Collateral on securities loaned, at value ....    59,013,966
                                                 -----------
   Total liabilities .........................                       84,272,545
                                                                 --------------
Net Assets ...................................                   $4,000,242,299
                                                                 ==============
Net Assets consist of:
Paid in capital ...........................                      $2,787,744,560
Undistributed net investment income ..........                           68,191
Accumulated undistributed net
   realized gain (loss) on investments
   and foreign currency transactions .........                       63,335,377
Net unrealized appreciation (depreciation)
   on investments and assets and liabilities
   in foreign currencies .....................                    1,149,094,171
                                                                 --------------
Net Assets ...................................                   $4,000,242,299
                                                                 ==============
   Initial Class:
   Net Asset Value, offering price and
      redemption price per share
      ($979,532,916 / 32,457,007 shares) .....                   $        30.18
                                                                 ==============
   Service Class:
   Net Asset Value, offering price and
      redemption price per share
      ($819,411,575 / 27,246,677 shares) .....                   $        30.07
                                                                 ==============
   Service Class 2:
   Net Asset Value, offering price and
      redemption price per share
      ($2,201,297,808 / 73,675,095 shares) ...                   $        29.88
                                                                 ==============

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
                                                    Year ended December 31, 2004
                                                    ----------------------------
Investment Income
Dividends ....................................                     $ 19,986,604
Interest .....................................                          811,862
Security lending .............................                          749,362
                                                                   ------------
   Total income ..............................                       21,547,828

Expenses
Management fee ...............................      $ 17,263,105
Transfer agent fees ..........................         2,044,982
Distribution fees ............................         4,605,289
Accounting and security lending fees .........           941,481
Non-interested trustees' compensation ........            15,949
Custodian fees and expenses ..................           426,013
Audit ........................................            52,412
Legal ........................................             6,596
Interest .....................................               709
Miscellaneous ................................           576,544
                                                    ------------
   Total expenses before reductions ..........        25,933,080
   Expense reductions ........................          (742,557)    25,190,523
                                                    ------------   ------------

Net investment income (loss) .................                       (3,642,695)
                                                                   ------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investment securities (Including
      realized gain of $2,737,245
      from affiliated issuers) ...............       195,588,243
   Foreign currency transactions .............          (153,730)
                                                    ------------
Total net realized gain (loss) ...............                      195,434,513
Change in net unrealized appreciation
   (depreciation) on:
   Investment securities (net of
      increase in deferred foreign
      taxes of $918,145) .....................       535,771,834
   Assets and liabilities in foreign
      currencies .............................           481,551
                                                    ------------
Total change in net unrealized
   appreciation (depreciation) ...............                      536,253,385
                                                                   ------------
Net gain (loss) ..............................                      731,687,898
                                                                   ------------
Net increase (decrease) in net assets
   resulting from operations .................                     $728,045,203
                                                                   ------------

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       19                          Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund: Mid Cap Portfolio
Financial Statements - continued

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  Year ended       Year ended
                                                                                 December 31,     December 31,
                                                                                     2004           2003/A/
                                                                                --------------   --------------
Increase (Decrease) in Net Assets
Operations
   Net investment income (loss) .............................................   $   (3,642,695)  $   (2,294,177)
   Net realized gain (loss) .................................................      195,434,513       29,542,718
   Change in net unrealized appreciation (depreciation) .....................      536,253,385      575,223,419
                                                                                --------------   --------------
   Net increase (decrease) in net assets resulting from operations ..........      728,045,203      602,471,960
                                                                                --------------   --------------
Distributions to shareholders from net investment income ....................               --       (5,082,393)
                                                                                --------------   --------------
Share transactions - net increase (decrease) ................................      835,964,194      440,089,337
                                                                                --------------   --------------
   Total increase (decrease) in net assets ..................................    1,564,009,397    1,037,478,904

Net Assets
   Beginning of period ......................................................    2,436,232,902    1,398,753,998
                                                                                --------------   --------------
   End of period (including undistributed net investment income of $68,191
      and undistributed net investment income of $76,412, respectively) .....   $4,000,242,299   $2,436,232,902
                                                                                ==============   ==============

Other Information:

Share Transactions                         Year ended December 31, 2004
                                 -----------------------------------------------
                                 Initial Class   Service Class   Service Class 2
                                 -------------   -------------   ---------------
Shares
   Sold ......................      7,712,308       4,751,291        29,867,543
   Reinvested ................             --              --                --
   Redeemed ..................     (3,341,075)     (1,581,671)       (5,307,215)
                                 ------------    ------------     -------------
   Net increase (decrease) ...      4,371,233       3,169,620        24,560,328
                                 ============    ============     =============
Dollars
   Sold ......................   $203,215,754    $122,478,823     $ 766,867,153
   Reinvested ................             --              --                --
   Redeemed ..................    (83,674,683)    (40,224,756)     (132,698,097)
                                 ------------    ------------     -------------
   Net increase (decrease) ...   $119,541,071    $ 82,254,067     $ 634,169,056
                                 ============    ============     =============

Share Transactions                         Year ended December 31, 2003
                                 -----------------------------------------------
                                 Initial Class   Service Class   Service Class 2
                                 -------------   -------------   ---------------
Shares
   Sold ......................      4,434,612       4,691,539        24,537,608

   Reinvested ................        131,528          76,717            95,288

   Redeemed ..................     (5,011,471)     (2,353,097)       (5,472,778)
                                 ------------    ------------     -------------
   Net increase (decrease) ...       (445,331)      2,415,159        19,160,118
                                 ============    ============     =============
Dollars
   Sold ......................   $ 95,795,053    $ 94,175,028     $ 482,784,357
   Reinvested ................      2,207,036       1,285,007         1,590,350
   Redeemed ..................    (89,867,137)    (43,168,976)     (104,711,381)
                                 ------------    ------------     -------------
   Net increase (decrease) ...   $  8,134,952    $ 52,291,059     $ 379,663,326
                                 ============    ============     =============

Distributions                              Year ended December 31, 2003
                                 -----------------------------------------------
                                 Initial Class   Service Class   Service Class 2
                                 -------------   -------------   ---------------
From net investment income....     $2,207,036      $1,285,007       $1,590,350
                                   ==========      ==========       ==========

/A/ Certain amounts have been reclassified. See Note 1 of Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                       20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights - Initial Class
--------------------------------------------------------------------------------

Years ended December 31, Selected Per-Share Data     2004      2003/F/       2002       2001       2000
                                                   --------   --------     --------   --------   --------
Net asset value, beginning of period ...........   $  24.16   $  17.51     $  19.60   $  20.26   $  15.25
                                                   --------   --------     --------   --------   --------
Income from Investment Operations
   Net investment income (loss)/C/ .............        .01         --/E/       .09        .20        .19
   Net realized and unrealized gain (loss) .....       6.01       6.73        (2.00)      (.86)      4.95
                                                   --------   --------     --------   --------   --------
Total from investment operations ...............       6.02       6.73        (1.91)      (.66)      5.14
                                                   --------   --------     --------   --------   --------
Distributions from net investment income .......         --       (.08)        (.18)        --       (.08)
Distributions in excess of net realized gain ...         --         --           --         --       (.05)
                                                   --------   --------     --------   --------   --------
   Total distributions .........................         --       (.08)        (.18)        --       (.13)
                                                   --------   --------     --------   --------   --------
Net asset value, end of period .................   $  30.18   $  24.16     $  17.51   $  19.60   $  20.26
                                                   ========   ========     ========   ========   ========
Total Return/A, B/ .............................      24.92%     38.64%       (9.82)%    (3.26)%    33.78%

Ratios to Average Net Assets/D/
   Expenses before expense reductions ..........        .71%       .70%         .70%       .69%       .74%
   Expenses net of voluntary waivers, if any ...        .71%       .70%         .70%       .69%       .74%
   Expenses net of all reductions ..............        .68%       .68%         .63%       .62%       .69%
   Net investment income (loss) ................        .03%        --%         .51%      1.06%      1.01%
Supplemental Data
   Net assets, end of period (000 omitted) .....   $979,533   $678,480     $499,557   $574,934   $589,026
   Portfolio turnover rate .....................         55%        51%         135%       144%       245%

/A/ Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
/B/ Total returns would have been lower had certain expenses not been reduced during the periods shown.
/C/  Calculated based on average shares outstanding during the period.
/D/ Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
/E/  Amount represents less than $.01 per share.
/F/ As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain
     (loss). The ratio of net investment loss to average net assets decreased from (0.04)% to 0.00%. The classification had no impact on total net assets or total return of the class.

--------------------------------------------------------------------------------
Financial Highlights - Service Class
--------------------------------------------------------------------------------

Years ended December 31, Selected Per-Share Data     2004      2003/E/     2002       2001       2000
                                                   --------   --------   --------   --------   --------
Net asset value, beginning of period ..........    $  24.10   $  17.46   $  19.54   $  20.22   $  15.24
                                                   --------   --------   --------   --------   --------
Income from Investment Operations
   Net investment income (loss)/C/ ............        (.02)      (.02)       .08        .18        .17
   Net realized and unrealized gain (loss) ....        5.99       6.72      (2.00)      (.86)      4.93
                                                   --------   --------   --------   --------   --------
Total from investment operations ..............        5.97       6.70      (1.92)      (.68)      5.10
                                                   --------   --------   --------   --------   --------
Distributions from net investment income ......          --       (.06)      (.16)        --       (.07)
Distributions in excess of net realized gain ..          --         --         --         --       (.05)
                                                   --------   --------   --------   --------   --------
   Total distributions ........................          --       (.06)      (.16)        --       (.12)
                                                   --------   --------   --------   --------   --------
Net asset value, end of period ................    $  30.07   $  24.10   $  17.46   $  19.54   $  20.22
                                                   ========   ========   ========   ========   ========
Total Return/A, B/ ............................       24.77%     38.52%     (9.90)%    (3.36)%    33.54%

Ratios to Average Net Assets/D/
   Expenses before expense reductions .........         .81%       .80%       .80%       .79%       .84%
   Expenses net of voluntary waivers, if any ..         .81%       .80%       .80%       .79%       .84%
   Expenses net of all reductions .............         .78%       .78%       .73%       .72%       .79%
   Net investment income (loss) ...............        (.07)%     (.10)%      .41%       .96%       .92%
Supplemental Data
   Net assets, end of period (000 omitted) ....    $819,412   $580,179   $378,264   $366,665   $282,941
   Portfolio turnover rate ....................          55%        51%       135%       144%       245%

/A/ Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
/B/ Total returns would have been lower had certain expenses not been reduced during the periods shown.
/C/  Calculated based on average shares outstanding during the period.
/D/ Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
/E/ As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain
     (loss). The ratio of net investment loss to average net assets decreased from (0.14)% to (0.10)%. The relassification had no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       21                          Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund: Mid Cap Portfolio
Financial Statements - continued

--------------------------------------------------------------------------------
Financial Highlights -- Service Class 2
--------------------------------------------------------------------------------

                                                      2004         2003/F/       2002        2001      2000/D/
                                                   ----------    ----------    --------    --------    -------
Years ended December 31,
Selected Per-Share Data
Net asset value, beginning of period  ..........   $    23.98    $    17.39    $  19.49    $  20.20    $ 14.82
                                                   ----------    ----------    --------    --------    -------
Income from Investment Operations
   Net investment income (loss)/C/ .............         (.06)         (.05)        .05         .15        .14
   Net realized and unrealized gain (loss) .....         5.96          6.69       (1.99)       (.86)      5.35
                                                   ----------    ----------    --------    --------    -------
Total from investment operations ...............         5.90          6.64       (1.94)       (.71)      5.49
                                                   ----------    ----------    --------    --------    -------
Distributions from net investment income .......           --          (.05)       (.16)         --       (.06)
Distributions in excess of net realized gain ...           --            --          --          --       (.05)
                                                   ----------    ----------    --------    --------    -------
   Total distributions .........................           --          (.05)       (.16)         --       (.11)
                                                   ----------    ----------    --------    --------    -------
Net asset value, end of period .................   $    29.88    $    23.98    $  17.39    $  19.49    $ 20.20
                                                   ==========    ==========    ========    ========    =======
Total Return/A, B/ .............................        24.60%        38.31%     (10.02)%     (3.51)%    37.12%

Ratios to Average Net Assets/E/
   Expenses before expense reductions ..........          .96%          .95%        .95%        .94%       .99%/A/
   Expenses net of voluntary waivers, if any ...          .96%          .95%        .95%        .94%       .99%/A/
   Expenses net of all reductions ..............          .93%          .93%        .88%        .88%       .94%/A/
   Net investment income (loss) ................         (.22)%        (.25)%       .25%        .81%       .76%/A/
Supplemental Data
   Net assets, end of period (000 omitted) .....   $2,201,298    $1,177,574    $520,933    $210,356    $73,039
   Portfolio turnover rate .....................           55%           51%        135%        144%       245%

/A/ Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
/B/ Total returns would have been lower had certain expenses not been reduced during the periods shown.
/C/  Calculated based on average shares outstanding during the period.
/D/ For the period January 12, 2000 (commencement of operations) to December 31, 2000.
/E/ Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
/F/ As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain
     (loss). The ratio of net investment loss to average net assets decreased from (0.29)% to (0.25)%. The reclassification had no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      22
--------------------------------------------------------------------------------

Notes to Financial Statements

For the period ended December 31, 2004

1. Significant Accounting Policies.

Mid Cap Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products:
Mid Cap Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Reclassification of Financial Information. As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. Net investment loss for the fund decreased by $669,090, with a corresponding decrease to net realized gain. The reclassification has no impact on total net assets or total return of the fund.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
                                       23                          Annual Report
--------------------------------------------------------------------------------

Income Tax Information and Distributions to Shareholders - continued

Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation ......................................   $1,164,223,599
Unrealized depreciation ......................................      (20,489,077)
                                                                 --------------
Net unrealized appreciation (depreciation) ...................    1,143,734,522
Undistributed long-term capital gain .........................       68,763,219

Cost for federal income tax purposes .........................   $2,884,816,139

The tax character of distributions paid was as follows:

                                           December 31, 2004   December 31, 2003
                                           -----------------   -----------------
Ordinary Income ........................          $--              $5,082,393

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,400,817,321 and $1,622,172,637, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-l of the 1940 Act, the fund has adopted separate 12b-l Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of ..10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class .....................................................   $  665,057
Service Class 2 ...................................................    3,940,232
                                                                      ----------
                                                                      $4,605,289
                                                                      ==========

--------------------------------------------------------------------------------
Mid Cap Portfolio                      24
--------------------------------------------------------------------------------

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class .....................................................   $  517,432
Service Class .....................................................      449,572
Service Class 2 ...................................................    1,077,978
                                                                      ----------
                                                                      $2,044,982
                                                                      ==========

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $803,656 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $171,170 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The fund's activity in this program during the period was as follows:

                                                                                            Interest Earned
                                                         Average Daily   Weighted Average     (included in     Interest
                                                          Loan Balance     Interest Rate    interest income)    Expense
                                                         -------------   ----------------   ----------------   --------
Borrower or Lender
Borrower .............................................    $11,369,500          1.12%               --            $709

5.   Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6.   Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7.   Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $739,274 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $3,283.

--------------------------------------------------------------------------------
                                       25                          Annual Report
--------------------------------------------------------------------------------

8.   Other Information

At the end of the period, FMR or its affiliates were the owners of record of 19% of the total outstanding shares of the fund and two otherwise unaffiliated shareholders were the owners of record of 42% of the total outstanding shares of the fund.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      26
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and the Shareholders of Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Mid Cap Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2005

--------------------------------------------------------------------------------
                                       27                          Annual Report
--------------------------------------------------------------------------------

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and
(d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (74)**

          Year of Election or Appointment: 1994

          Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far
          East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

          Year of Election or Appointment: 2001

          Senior Vice President of VIP Mid Cap (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

          Year of Election or Appointment: 2003

          Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

          Year of Election or Appointment: 2003

          Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee
          (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

**   Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

--------------------------------------------------------------------------------
Mid Cap Portfolio                       28
--------------------------------------------------------------------------------

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (56)

          Year of Election or Appointment: 2005

          Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation
          (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

          Year of Election or Appointment: 1997

          Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

          Year of Election or Appointment: 2004

          Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers
          (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

          Year of Election or Appointment: 2001

          Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

          Year of Election or Appointment: 2000

          Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation
          (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

--------------------------------------------------------------------------------
                                       29                          Annual Report
--------------------------------------------------------------------------------

Name, Age; Principal Occupation

Marvin L. Mann (71)

          Year of Election or Appointment: 1994

          Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

          Year of Election or Appointment: 1997

          Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

          Year of Election or Appointment: 2005

          Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

          Year of Election or Appointment: 2002

          Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

          Year of Election or Appointment: 2005

          Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation
          (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

--------------------------------------------------------------------------------
Mid Cap Portfolio                      30
--------------------------------------------------------------------------------

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Peter S. Lynch (61)

          Year of Election or Appointment: 2003

          Member of the Advisory Board of Variable Insurance Products Fund III. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity(R) Magellan(R) Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John
          F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

          Year of Election or Appointment: 2002

          Vice President of VIP Mid Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Thomas J. Allen (44)

          Year of Election or Appointment: 2003

          Vice President of VIP Mid Cap. Mr. Allen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Allen managed a variety of Fidelity funds.

Eric D. Roiter (56)

          Year of Election or Appointment: 1998

          Secretary of VIP Mid Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 -present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 -present), Fidelity Management & Research (Far East) Inc. (2001 -present), and Fidelity Investments Money Management, Inc. (2001 -present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

          Year of Election or Appointment: 2003

          Assistant Secretary of VIP Mid Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

          Year of Election or Appointment: 2004

          President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Mid Cap. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

          Year of Election or Appointment: 2002

          Chief Financial Officer of VIP Mid Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

          Year of Election or Appointment: 2004

          Chief Compliance Officer of VIP Mid Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

--------------------------------------------------------------------------------
                                       31                          Annual Report
--------------------------------------------------------------------------------

Name, Age; Principal Occupation

John R. Hebble (46)

          Year of Election or Appointment: 2003

          Deputy Treasurer of VIP Mid Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

          Year of Election or Appointment: 2004

          Deputy Treasurer of VIP Mid Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR
          (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

          Year of Election or Appointment: 1998

          Assistant Treasurer of VIP Mid Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (50)

          Year of Election or Appointment: 2004

          Assistant Treasurer of VIP Mid Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

          Year of Election or Appointment: 2002

          Assistant Treasurer of VIP Mid Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

          Year of Election or Appointment: 2004

          Assistant Treasurer of VIP Mid Cap. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

--------------------------------------------------------------------------------
Mid Cap Portfolio                      32
--------------------------------------------------------------------------------

Distributions

The Board of Trustees of VIP III: Mid Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

      Fund        Pay Date   Record Date   Capital Gains
---------------   --------   -----------   -------------
Initial Class      2/11/05     2/11/05          $.51
Service Class      2/11/05     2/11/05          $.51
Service Class 2    2/11/05     2/11/05          $.51

--------------------------------------------------------------------------------
                                       33                          Annual Report
--------------------------------------------------------------------------------

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval./A/

                                                             # of          % of
                                                            Votes         Votes
                                                      ----------------   -------
Affirmative .......................................   4,465,365,699.61    80.317
Against ...........................................     820,718,849.73    14.762
Abstain ...........................................     273,620,539.56     4.921
   TOTAL ..........................................   5,559,705,088.90   100.000

PROPOSAL 2

To elect a Board of Trustees./A/

                                                             # of          % of
                                                            Votes         Votes
                                                      ----------------   -------
J. Michael Cook
Affirmative .......................................   5,275,527,318.06    94.889
Withheld ..........................................     284,177,770.84     5.111
   TOTAL ..........................................   5,559,705,088.90   100.000

Ralph F. Cox
Affirmative .......................................   5,260,941,793.66    94.626
Withheld ..........................................     298,763,295.24     5.374
   TOTAL ..........................................   5,559,705,088.90   100.000

Laura B. Cronin
Affirmative .......................................   5,275,571,233.79    94.889
Withheld ..........................................     284,133,855.11     5.111
   TOTAL ..........................................   5,559,705,088.90   100.000

Dennis J. Dirks/B/
Affirmative .......................................   5,277,234,059.51    94.919
Withheld ..........................................     282,471,029.39     5.081
   TOTAL ..........................................   5,559,705,088.90   100.000

Robert M. Gates
Affirmative .......................................   5,271,693,384.06    94.820
Withheld ..........................................     288,011,704.84     5.180
   TOTAL ..........................................   5,559,705,088.90   100.000

George H. Heilmeier
Affirmative .......................................   5,276,712,546.15    94.910
Withheld ..........................................     282,992,542.75     5.090
   TOTAL ..........................................   5,559,705,088.90   100.000

Abigail P. Johnson
Affirmative .......................................   5,265,412,678.20    94.707
Withheld ..........................................     294,292,410.70     5.293
   TOTAL ..........................................   5,559,705,088.90   100.000

Edward C. Johnson 3d
Affirmative .......................................   5,252,813,997.03    94.480
Withheld ..........................................     306,891,091.87     5.520
   TOTAL ..........................................   5,559,705,088.90   100.000

Donald J. Kirk
Affirmative .......................................   5,268,337,458.03    94.759
Withheld ..........................................     291,367,630.87     5.241
   TOTAL ..........................................   5,559,705,088.90   100.000

Marie L. Knowles
Affirmative .......................................   5,278,993,264.93    94.951
Withheld ..........................................     280,711,823.97     5.049
   TOTAL ..........................................   5,559,705,088.90   100.000

Ned C. Lautenbach
Affirmative .......................................   5,280,591,428.18    94.980
Withheld ..........................................     279,113,660.72     5.020
   TOTAL ..........................................   5,559,705,088.90   100.000

Marvin L. Mann
Affirmative .......................................   5,266,769,335.50    94.731
Withheld ..........................................     292,935,753.40     5.269
   TOTAL ..........................................   5,559,705,088.90   100.000

William O. McCoy
Affirmative .......................................   5,270,804,685.62    94.804
Withheld ..........................................     288,900,403.28     5.196
   TOTAL ..........................................   5,559,705,088.90   100.000

Robert L. Reynolds
Affirmative .......................................   5,279,190,479.65    94.955
Withheld ..........................................     280,514,609.25     5.045
   TOTAL ..........................................   5,559,705,088.90   100.000

Cornelia M. Small/B/
Affirmative .......................................   5,276,074,654.01    94.898
Withheld ..........................................     283,630,434.89     5.102
   TOTAL ..........................................   5,559,705,088.90   100.000

William S. Stavropoulos
Affirmative .......................................   5,278,183,775.21    94.936
Withheld ..........................................     281,521,313.69     5.064
   TOTAL ..........................................   5,559,705,088.90   100.000

/A/ Denotes trust-wide proposals and voting results.

/B/ Effective January 1, 2005.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      34
--------------------------------------------------------------------------------

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

INVESTMENT FUNDS

                                                        RUSSELL INVESTMENT FUNDS

2004 Annual Report

MULTI-STYLE EQUITY FUND

AGGRESSIVE EQUITY FUND

NON-U.S. FUND

REAL ESTATE SECURITIES FUND

CORE BOND FUND

DECEMBER 31, 2004

                                                                  [LOGO] Russell

Russell Investment Funds

Russell Investment Funds is a "series mutual fund" with five different investment portfolios. These financial statements report on the Funds, each of which has distinct investment objectives and strategies.

Frank Russell Investment Management Company

Responsible for overall management and administration of the Funds.

Frank Russell Company

Consultant to Frank Russell Investment Management Company.

                            Russell Investment Funds

                                 Annual Report

                               December 31, 2004

                               Table of Contents

                                                                            Page
                                                                            ----
Letter to Our Clients ...................................................      3
Market Summary ..........................................................      4
Multi-Style Equity Fund .................................................      7
Aggressive Equity Fund ..................................................     17
Non-U.S. Fund ...........................................................     33
Real Estate Securities Fund .............................................     50
Core Bond Fund ..........................................................     55
Notes to Schedules of Investments .......................................     71
Statement of Assets and Liabilities .....................................     72
Statement of Operations .................................................     76
Statement of Changes in Net Assets ......................................     78
Financial Highlights ....................................................     80
Notes to Financial Statements ...........................................     82
Report of Independent Registered Public Accounting Firm .................     93
Tax Information .........................................................     94
Shareholder Requests for Other Information ..............................     95
Disclosure of Information about Fund Directors ..........................     96
Manager, Money Managers and Service Providers ...........................    100

Russell Investment Funds

Copyright (C) Frank Russell Company 2004. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company is the owner of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Russell Investment Funds' Prospectus containing complete information concerning the investment objectives and operations of the Funds, charges and expenses, and the applicable variable insurance policy Prospectus. The Prospectus should be read carefully before an investment is made. The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Please see the Prospectus for further detail. Russell Fund Distributors, Inc., is the distributor of Russell Investment Funds.

To Our Clients:

Thank you for selecting Russell to help provide for your financial security. As you read Russell Investment Funds' 2004 Annual Report, we ask that you take this opportunity to review the value Russell's investment approach provides.

Today, as well as tomorrow, our approach remains consistent. We continue to maintain our long-term focus, strategic diversification, active management, and goal-oriented planning.

In 2005, and beyond, our commitment to you remains the same. Our mutual funds offer the Russell approach to investors of all types. Our purpose is to be one of the reasons that you and your family view the future with confidence.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER(TM) INVESTING.

                                                         Letter to Our Clients 3

Russell Investment Funds

Market Summary as of December 31, 2004

U.S. Equity Markets

Stock prices were largely unchanged during the first nine months of the year but rose significantly following the election to finish the year with solid gains. The Russell 3000(R) Index returned 11.95% for the year ended December 31, 2004. Investors remained on the sidelines for much of the year, pending the outcome of the election and waiting for clarity on the direction of oil prices, and the war in Iraq. Economic growth remained impressive and corporate profits rose sharply. Falling oil prices and conclusion of the election led investors to become increasingly confident in the strength of the economy and the outlook for corporate profits. In this environment, investors responded by purchasing stocks.

There were several noteworthy themes to market performance in 2004. Smaller capitalization companies substantially outperformed larger capitalization companies, as measured by the 18.33% return of the Russell 2000(R) Index versus the 11.41% return for the Russell 1000(R) Index for the year ended December 31, 2004. Smaller capitalization companies benefited from the continued narrowing of credit spreads in the bond market. Narrower credit spreads allow small capitalization companies to borrow money at more favorable rates than when the credit spreads are greater.

Style also played an important role in equity returns. Value stocks outperformed growth stocks with the Russell 1000(R) Value Index returning 16.49% versus the 6.30% return of the Russell 1000(R) Growth Index for the year ended December 31, 2004. The market's preference for value stocks resulted from investor caution throughout the year, declining interest rates and strength in commodities such as oil and metals. This created a favorable environment for utilities, REITs and financial stocks. Meanwhile, growth stocks were hurt by disappointing results from the technology and pharmaceutical sectors.

The year 2004 was challenging for active managers, especially those following core or value investment strategies. The Lipper(R) Large-Cap Core Funds Average trailed the Russell 1000(R) Index by 3.59% and the Lipper(R) Large-Cap Value Funds Average lagged the Russell 1000(R) Value Index by 4.63%. The market environment was more favorable for active growth strategies, with the Lipper(R) Large-Cap Growth Funds Average outperforming the Russell 1000(R) Growth Index by 0.88%. The Lipper returns are net of fees while the index returns are gross of fees.

U.S. Real Estate Markets

The public real estate investment trust (REIT) market continued its strong advance in 2004. The NAREIT Equity REIT Index returned 31.57% for the year. This was the second consecutive year that the Index returned over 30%. Cash flow into REITs from both retail and institutional investors was strong during the year and was driven largely by yield-oriented investors.

The REIT market was subject to higher than normal volatility during 2004. While the performance of the REIT market has not historically been highly correlated to interest rates, the direction and magnitude of long-term interest rate movements contributed to short-term variability in share prices. REIT prices tended to move inversely with interest rates during the year. A sharp increase in long-term interest rates in early-April

4 Market Summary

Russell Investment Funds

resulted in a correction in the REIT market. However, the REIT market resumed its upward trend in May. This upward trend continued for the balance of the year as long-term interest rates moderated. Improvements in real estate supply and demand fundamentals resulted in generally higher occupancy rates and rents which contributed to modest growth in REIT earnings. The regional malls sector was the strongest performing property type in 2004. This sector benefited from strong earnings growth supported by positive retail sales and occupancy trends. Other sectors that outperformed the benchmark included shopping centers, industrial, apartments and lodging. The weakest performing sectors were manufactured homes, health care, office and specialty.

The market generally favored larger capitalization REITs during 2004. The NAREIT Real Estate 50, a benchmark of larger and more frequently traded REITs, outperformed the broader NAREIT Equity REIT Index by 3.43%. These larger capitalization companies tend to be favored by active managers due to their liquidity, stronger balance sheets and perceived stronger earnings growth prospects.

Global Equity Markets

Global equity markets made significant gains in 2004 despite an abundance of potentially problematic trends. While market returns were good in absolute terms, the underlying investment environment was characterized by quite narrow leadership. There were several threats to market stability. Negative market sentiment prevailed over much of the year with concerns over terrorism, election-year uncertainty, sporadic indications of both weak and strong economic growth and a rather extreme increase in the price of oil having a strong influence on investors' expectations for market trends. Consequently, the global equity markets favored stocks with more defensive attributes, particularly those with higher dividend yields and highly visible earnings.

Style influences were dominant with value-oriented investment strategies faring well, while growth-oriented investment strategies faced a challenging environment. Non U.S. value stocks, as measured by the MSCI EAFE Value Index, outperformed non U.S. growth stocks as measured by the MSCI EAFE Growth Index by 9.89% over the 12 month period. Smaller capitalization companies continued to perform well. It was a challenging environment for trend following investment strategies given frequent changes in market leadership. These leadership changes were directly tied to sentiment swings in response to economic or geopolitical news rather than to changes in underlying earnings prospects.

Regionally, strong currencies often dominated local market stock performance, making currency strategies just as critical, if not more critical, than stock or country selection. While Pacific market stocks outperformed European counterparts, the gains of the Euro and the British pound resulted in stronger gains to European stocks if measured in local currencies. The MSCI EAFE Index gained 13.09% if measured in local currencies and 20.70% if measured in U.S. dollars with much of the tailwind of foreign currency appreciation occurring in the fourth quarter.

Sector performance paralleled the U.S. market for much of the year. Higher yielding utility stocks were the best performers in the MSCI EAFE Index; with the energy sector a close second. Strong gains to commodity cyclicals, including materials, were another noteworthy trend for most of the year. Trends changed in the fourth quarter as falling energy prices and slower economic activity slowed growth in the cyclical sectors. At this point, telecommunications and financial services stocks assumed market leadership.

U.S. Fixed Income Markets

Over the year, interest rates were volatile as bond markets reacted to erratic employment numbers, election uncertainties, commodity price increases, geopolitical risk in Iraq and a generally mixed economy that provided no clear direction on where rates were headed. The ten year Treasury bond started and ended the

                                                                Market Summary 5

Russell Investment Funds

year with virtually the same yield, but its yield ranged widely over the course of the year. Yields on the ten year Treasury bond started the year at 4.25%, moved lower in the first quarter in response to weaker payroll numbers and reached its lowest point of 3.68% in March. Yields on the ten year Treasury bond reversed in April, May and June on news of stronger payrolls, resulting in a peak in yields of 4.87%. Over the second half of the year, yields on the ten year Treasury bond were more stable but steadily declined to end at 4.22%.

Short term interest rates moved over the year in response to the tightening cycle initiated by the Federal Reserve. After cutting the overnight federal funds rate aggressively from 6.50% in 2001 to 1.00% in 2003, in 2004, the Federal Reserve reversed course and began raising the federal funds overnight rate in June. At the end of the year, overnight rates had moved up from 1.00% to 2.25% and the market, as represented by trading in futures contracts, anticipated further increases in the overnight rate by the Federal Reserve in 2005.

Intermediate and long term interest rates were nearly flat over the year and, with short term rates increasing, the yield curve flattened from a historically steep level.

Within sectors, riskier bonds outperformed as a result of better fundamentals and large investor appetite for yield. Despite a 28% return in the high yield bond sector in 2003, the high yield sector also delivered good results in 2004 as defaults declined due to better economic growth which allowed companies to pay down debt. The high yield bond sector, as represented by the Lehman Brothers U.S. Corporate High Yield Index, returned 11.13% over the year, which compared to Treasuries returning 3.5% over the year, as represented by the Lehman U.S. Treasury Index. Investment grade corporate bonds also did well as a result of the same factors driving the high yield market. For the year, the Lehman U.S. Credit Index returned 5.5%. Mortgages performed well over the year despite volatility, returning 4.7%, as represented by the MBS fixed rate component of the Lehman U.S. Aggregate Index, and outperformed equivalent duration Treasuries by 1.42%. As the year ended, the yield spreads between Treasuries, corporates and mortgages were tight, reflecting an improving economy and large market demand for yield.

6 Market Summary

Russell Investment Funds
Multi-Style Equity Fund

Portfolio Management Discussion -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------

                             [GRAPHIC APPEARS HERE]

--------------------------------------
Multi-Style Equity Fund
--------------------------------------

Periods Ended   Growth of      Total
  12/31/04       $10,000      Return
-------------   ---------   ----------
1 Year           $10,981     9.81 %
5 Years          $ 8,181    (3.93)%(S)
Inception        $15,858     5.93 %(S)

--------------------------------------
Russell 1000(R)Index
--------------------------------------

Periods Ended   Growth of      Total
12/31/04         $10,000      Return
-------------   ---------   ----------
1 Year           $11,140    11.41 %
5 Years          $ 9,153    (1.76)%(S)
Inception        $18,675     8.12 %(S)

                                                       Multi-Style Equity Fund 7

Russell Investment Funds
Multi-Style Equity Fund

Portfolio Management Discussion, continued -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------
What is the Fund's investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2004?

For the fiscal year ended December 31, 2004, the Multi-Style Equity Fund gained 9.81%. This compared to the Russell 1000(R) Index, which gained 11.41% during the same period. The Fund's performance is net of operating expenses of 0.87%. Index returns do not reflect deduction for fees or expenses. Index returns do not include fair valuation adjustments which may be included in fund returns.

How did the market conditions, as described starting on page 4 of this report, affect the Fund's performance?

Market conditions were unfavorable to the Fund's positioning for most of the year. The market was led by defensive, lower risk stocks while Fund positioning reflected an optimistic view of the market and economy. The Fund was invested in companies with above-market forecasted growth rates while the market favored value-oriented companies. The market environment did not favor active core and value managers.

What were the primary contributors and detractors to the Fund's performance during the last 12 months?

The Fund's emphasis on companies with above-average growth and earnings cyclicality contributed to underperformance. Money managers were optimistic toward the economy and positioned their portfolios accordingly. Below-average performance from Brandywine Asset Management (due to aggressive positioning in a defensive market) and Montag & Caldwell (due to weakness in the health care and consumer staples sectors) also contributed negatively to Fund performance. Finally, stock selection was below expectations in the period due to factors such as underweighting Exxon Mobil and AT&T Wireless and overweighting Boston Scientific, Pfizer, Amgen, Cisco, and Paychex.

Fund performance benefited from favorable sector positioning due to an underweight in the technology sector and an overweight in the materials and consumer discretionary sectors.

An overweight to stocks with low price/book ratios also contributed positively to performance as depressed industrial cyclical stocks performed strongly in the period. An overweight to agriculture stocks (e.g. Archer Daniels Midland and Monsanto) and to Verisign, Ebay, Tyco, Qualcomm and Marriott helped performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The largest factor contributing to relative underperformance was positioning for continued economic growth and rising stock prices. The Fund was situated contrary to market leadership. The market favored high yield and defensive stocks and penalized stocks with above-average growth prospects. Although sector allocations added value, stock selection detracted from performance due to the emphasis on undervalued growth stocks.

Describe any changes to the Fund's structure or the money manager line-up.

Barclays Global Investors, a structured value manager, was replaced with two more concentrated value managers, Institutional Capital Corporation and DePrince, Race & Zollo. This change is intended to increase stock-specific risk (i.e., concentration) in the Fund. Additionally, Turner's growth assignment was broadened to include medium capitalization stocks. Finally, Brandywine Asset Management was terminated.

--------------------------------------------------------------------------------
Money Managers as of December 31, 2004                               Styles
--------------------------------------------------------------------------------
Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and
   Management Unit                                               Value
Ark Asset Management Co., Inc.                                   Growth
DePrince, Race & Zollo, Inc.                                     Value
Institutional Capital Corporation                                Value
Jacobs Levy Equity Management, Inc.                              Market-Oriented
Montag & Caldwell, Inc.                                          Growth
Turner Investment Partners, Inc.                                 Growth

                                   ----------
* The Fund commenced operations on January 2, 1997. Index comparison began January 1, 1997.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

8 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Shareholder Expense Example -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------
Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Hypothetical
                                               Performance
                                  Actual        (5% return
                               Performance   before expenses)
                               -----------   ----------------
Beginning Account Value
July 1, 2004                    $1,000.00        $1,000.00
Ending Account Value
December 31, 2004               $1,065.60        $1,020.63
Expenses Paid During Period*    $    4.52        $    4.42

* Expenses are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                       Multi-Style Equity Fund 9

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                              Amount($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Common Stocks - 95.6%
Auto and Transportation - 2.2%
American Axle & Manufacturing Holdings, Inc.                     5,300       163
BorgWarner, Inc.                                                 2,600       141
Burlington Northern Santa Fe Corp.                               3,300       156
CSX Corp.                                                       14,850       595
Dana Corp.                                                       5,000        87
Delphi Corp.                                                    22,700       205
FedEx Corp.                                                      1,200       118
Ford Motor Co.                                                  24,400       357
General Motors Corp. (N)                                        10,600       425
Gentex Corp.                                                    10,800       400
Magna International, Inc. Class A                                1,200        99
Norfolk Southern Corp.                                           7,800       282
Oshkosh Truck Corp.                                              3,700       253
Overseas Shipholding Group                                       1,500        83
Skywest, Inc.                                                    2,700        54
Southwest Airlines Co.                                          58,800       957
United Parcel Service, Inc. Class B                             29,900     2,555
Westinghouse Air Brake Technologies Corp.                       10,800       230
                                                                          ------
                                                                           7,160
                                                                          ------
Consumer Discretionary - 15.7%
Advance Auto Parts (AE)                                          3,700       162
Bebe Stores, Inc.                                                1,950        53
Bed Bath & Beyond, Inc. (AE)                                    27,600     1,099
Best Buy Co., Inc.                                               7,800       463
Brink's Co. (The)                                                2,100        83
CDW Corp.                                                        9,200       610
Cendant Corp.                                                  122,300     2,859
Charming Shoppes (AE)                                            4,700        44
Chico's FAS, Inc. (AE)                                          13,300       606
Circuit City Stores, Inc.                                       24,500       383
Coach, Inc. (AE)                                                20,800     1,173
Convergys Corp. (AE)                                             3,000        45
Darden Restaurants, Inc.                                         8,000       222
Dollar General Corp.                                            12,100       251
DreamWorks Animation SKG, Inc. Class A (AE)                     21,780       817
Eastman Kodak Co.                                               19,000       613
eBay, Inc. (AE)                                                 18,910     2,199
Education Management Corp. (AE)                                  3,200       106
Electronic Arts, Inc. (AE)                                       7,000       432
Fisher Scientific International (AE)                            10,720       669
Fossil, Inc. (AE)                                                1,800        46
Fox Entertainment Group, Inc. Class A (AE)                      12,700       397
Gannett Co., Inc.                                                4,600       376
Gillette Co. (The)                                              44,800     2,006
Google, Inc. Class A (AE)                                        4,970       960
GTECH Holdings Corp.                                             7,600       197
Guitar Center, Inc. (AE)                                           600        32
Harrah's Entertainment, Inc.                                     1,800       120
Hilton Hotels Corp.                                             11,700       266
Home Depot, Inc.                                                59,300     2,534
International Game Technology                                   36,570     1,257
Interpublic Group of Cos., Inc. (AE)                             7,000        94
JC Penney Co., Inc. Holding Co.                                 14,900       617
Jones Apparel Group, Inc.                                        5,950       218
Kimberly-Clark Corp.                                            27,900     1,836
Knight-Ridder, Inc.                                             10,200       683
Kohl's Corp. (AE)                                               28,700     1,411
Limited Brands, Inc.                                            12,000       276
Lowe's Cos., Inc.                                               27,400     1,578
Manpower, Inc.                                                   3,600       174
Marriott International, Inc. Class A                            29,710     1,871
Mattel, Inc.                                                    26,700       520
May Department Stores Co. (The)                                 24,000       706
Maytag Corp.                                                     2,000        42
McDonald's Corp.                                                55,100     1,767
Newell Rubbermaid, Inc.                                         43,200     1,045
News Corp. Class B                                              40,800       783
Nordstrom, Inc.                                                  4,400       206
Office Depot, Inc. (AE)                                         13,000       226
OfficeMax, Inc.                                                  6,050       190
Omnicom Group                                                   12,100     1,020
Overstock.com, Inc. (AE)                                           800        55
Petco Animal Supplies, Inc. (AE)                                 2,200        87
Priceline.com, Inc. (AE)(N)                                     11,000       260
RadioShack Corp.                                                 8,900       293
Reebok International, Ltd.                                         800        35
RR Donnelley & Sons Co.                                         45,650     1,611
Sears Roebuck and Co.                                            2,600       133
Service Corp. International (AE)                                 4,600        34
Sotheby's Holdings Class A (AE)                                  1,900        35
Sports Authority, Inc. (The) (AE)                                8,700       224
Stanley Works (The)                                              1,000        49
Staples, Inc.                                                   31,600     1,065
Starbucks Corp. (AE)                                             7,950       496
Starwood Hotels & Resorts Worldwide, Inc. (o)                   20,700     1,209
Tech Data Corp. (AE)                                             3,000       136
Time Warner, Inc. (AE)                                          82,250     1,599
TJX Cos., Inc.                                                  14,900       374

10 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                              Amount($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
VeriSign, Inc. (AE)                                             46,010     1,542
VF Corp.                                                         3,400       188
Viacom, Inc. Class B                                             8,882       323
Viad Corp.                                                         325         9
Wal-Mart Stores, Inc.                                           33,800     1,785
Walt Disney Co.                                                 39,400     1,095
WESCO International, Inc. (AE)                                     900        27
Wynn Resorts, Ltd. (AE)(N)                                       6,000       402
XM Satellite Radio Holdings, Inc. Class A (AE)(N)               12,700       478
Yahoo!, Inc. (AE)                                               48,230     1,817
Yankee Candle Co., Inc. (AE)                                     2,000        66
Yum! Brands, Inc.                                               12,800       604
                                                                          ------
                                                                          52,374
                                                                          ------
Consumer Staples - 7.9%
Albertson's, Inc.                                                2,500        60
Altria Group, Inc.                                              59,800     3,654
Anheuser-Busch Cos., Inc.                                        6,600       335
Campbell Soup Co.                                               27,800       831
Coca-Cola Co. (The)                                             17,000       708
Coca-Cola Enterprises, Inc.                                      6,900       144
Colgate-Palmolive Co.                                           53,300     2,727
ConAgra Foods, Inc.                                             23,500       692
CVS Corp.                                                        5,100       230
Del Monte Foods Co. (AE)                                        18,500       204
General Mills, Inc.                                             17,600       875
HJ Heinz Co.                                                    24,300       947
JM Smucker Co. (The)                                             9,300       438
Kraft Foods, Inc. Class A                                       22,200       790
Kroger Co. (The) (AE)                                           18,200       319
PepsiCo, Inc.                                                   84,150     4,393
Procter & Gamble Co.                                            89,150     4,910
Reynolds American, Inc.                                          4,250       334
Safeway, Inc. (AE)                                              22,900       452
Sara Lee Corp.                                                  37,500       905
Supervalu, Inc.                                                  1,700        59
Sysco Corp.                                                      8,820       337
Unilever NV                                                     14,100       940
UST, Inc.                                                        5,700       274
Whole Foods Market, Inc.                                         5,970       569
WM Wrigley Jr Co.                                                2,300       159
                                                                          ------
                                                                          26,286
                                                                          ------
Financial Services - 18.6%
ACE, Ltd.                                                        2,200        94
AG Edwards, Inc.                                                20,400       881
Alliance Data Systems Corp. (AE)                                13,700       650
Allmerica Financial Corp. (AE)                                   1,700        56
Allstate Corp. (The)                                             9,200       476
American Express Co.                                            50,710     2,859
American Home Mortgage Investment Corp. (o)                        700        24
American International Group, Inc.                              72,389     4,754
AmeriCredit Corp. (AE)                                          11,600       284
Ameritrade Holding Corp. (AE)                                   20,000       284
Archstone-Smith Trust (o)                                        1,400        54
Astoria Financial Corp.                                          3,700       148
Automatic Data Processing, Inc.                                 11,400       506
Bank of America Corp.                                          121,558     5,712
Bank of New York Co., Inc. (The)                                28,700       959
BB&T Corp.                                                       1,000        42
Capital One Financial Corp.                                     17,700     1,490
Checkfree Corp. (AE)                                            23,200       883
Chubb Corp.                                                      3,800       292
Cigna Corp.                                                     10,000       816
Citigroup, Inc.                                                145,549     7,013
Comerica, Inc.                                                  14,100       860
Commerce Bancshares, Inc.                                       11,495       577
Countrywide Financial Corp.                                      5,900       218
Deluxe Corp.                                                     2,700       101
Dow Jones & Co., Inc.                                           17,600       758
East-West Bancorp, Inc.                                          1,800        76
eFunds Corp. (AE)                                                1,300        31
Equity Office Properties Trust (o)                              11,200       326
Equity Residential (o)                                           6,800       246
Fannie Mae                                                       6,200       441
Federated Investors, Inc. Class B                                3,100        94
First American Corp.                                             3,200       112
First Bancorp                                                      500        32
Freddie Mac                                                     11,600       855
Genworth Financial, Inc. Class A                                 6,000       162
Goldman Sachs Group, Inc.                                       23,410     2,436
Hartford Financial Services Group, Inc.                          6,700       464
Huntington Bancshares, Inc.                                     40,200       996
Jefferson-Pilot Corp.                                           12,600       655
JPMorgan Chase & Co.                                           105,052     4,098
Keycorp                                                         23,100       783
La Quinta Corp. (AE)(o)                                          3,300        30
LandAmerica Financial Group, Inc.                                1,000        54
Legg Mason, Inc.                                                 4,500       330
Lehman Brothers Holdings, Inc.                                   7,400       647
Lincoln National Corp.                                           4,400       205
Manulife Financial Corp.                                         2,619       121
MBIA, Inc.                                                       1,500        95
MBNA Corp.                                                      26,100       736

                                                      Multi-Style Equity Fund 11

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                              Amount($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                       18,050     1,079
Metlife, Inc.                                                    3,200       130
MGIC Investment Corp.                                            3,650       252
Morgan Stanley                                                  18,700     1,038
National City Corp.                                             12,700       477
Nationwide Financial Services                                   17,200       658
Nationwide Health Properties, Inc. (o)                           2,000        47
Northern Trust Corp.                                            15,700       763
PartnerRe, Ltd.                                                  2,000       124
Paychex, Inc.                                                   40,000     1,363
PNC Financial Services Group, Inc.                              16,700       959
Prudential Financial, Inc.                                       9,700       533
RenaissanceRe Holdings, Ltd.                                     2,300       120
St. Paul Travelers Cos., Inc. (The)                             75,799     2,810
SunTrust Banks, Inc.                                            17,100     1,263
T Rowe Price Group, Inc.                                        11,200       697
Torchmark Corp.                                                  4,200       240
US Bancorp                                                      11,196       351
Wachovia Corp.                                                  13,100       689
Waddell & Reed Financial, Inc. Class A                          18,700       447
Washington Mutual, Inc.                                         35,300     1,492
Wells Fargo & Co.                                               12,500       777
XL Capital, Ltd. Class A                                         1,600       124
Zions BanCorp.                                                  11,600       789
                                                                          ------
                                                                          62,038
                                                                          ------
Health Care - 13.2%
Abbott Laboratories                                             19,100       891
Abgenix, Inc. (AE)                                               3,400        35
Accredo Health, Inc. (AE)                                        3,800       105
Aetna, Inc.                                                      9,430     1,176
Amgen, Inc. (AE)                                                50,790     3,258
Amylin Pharmaceuticals, Inc. (AE)                               10,700       250
Applera Corp. - Celera Genomics Group (AE)                       1,800        25
Biogen Idec, Inc. (AE)                                          13,050       869
Boston Scientific Corp. (AE)                                    40,400     1,436
Bristol-Myers Squibb Co.                                        19,900       510
Cardinal Health, Inc.                                            7,500       436
Caremark Rx, Inc. (AE)                                          59,960     2,364
Community Health Systems, Inc. (AE)                              4,500       125
Cooper Cos., Inc.                                                5,910       417
CR Bard, Inc.                                                   10,430       667
DaVita, Inc. (AE)                                                4,400       174
Eli Lilly & Co.                                                 33,400     1,895
Endo Pharmaceuticals Holdings, Inc. (AE)                         1,300        27
Eyetech Pharmaceuticals, Inc. (AE)                               6,400       291
Genentech, Inc. (AE)                                            36,700     1,998
Gilead Sciences, Inc. (AE)                                      38,600     1,351
GlaxoSmithKline PLC - ADR                                       23,800     1,128
HCA Inc.                                                         7,600       304
Humana, Inc. (AE)                                                7,000       208
ImClone Systems, Inc. (AE)                                       4,700       217
IVAX Corp. (AE)                                                 11,250       178
Johnson & Johnson                                              107,940     6,846
Kinetic Concepts, Inc. (AE)                                      6,300       481
Kos Pharmaceuticals, Inc. (AE)                                     800        30
Magellan Health Services, Inc. (AE)                                700        24
McKesson Corp.                                                   4,100       129
Medco Health Solutions, Inc. (AE)                               25,900     1,077
Medicines Co. (AE)                                               1,900        55
Medtronic, Inc.                                                 25,900     1,286
Merck & Co., Inc.                                                9,100       293
MGI Pharma, Inc. (AE)                                            1,800        50
Millennium Pharmaceuticals, Inc. (AE)                            7,000        85
Onyx Pharmaceuticals, Inc. (AE)                                  1,500        49
OSI Pharmaceuticals, Inc. (AE)                                     600        45
Pfizer, Inc.                                                   158,110     4,252
Pharmion Corp. (AE)                                                900        38
Renal Care Group, Inc. (AE)                                      1,300        47
Sanofi-Aventis - ADR                                            31,688     1,269
Schering-Plough Corp.                                           40,700       850
Sepracor, Inc. (AE)                                              1,800       107
St. Jude Medical, Inc. (AE)                                     28,900     1,212
Stryker Corp.                                                    9,100       439
Tenet Healthcare Corp. (AE)                                      6,402        70
United Therapeutics Corp. (AE)                                   1,000        45
UnitedHealth Group, Inc.                                         4,600       405
Valeant Pharmaceuticals International                           10,500       277
Varian Medical Systems, Inc. (AE)                                7,400       320
WellPoint, Inc. (AE)                                            11,110     1,278
Wyeth                                                           25,100     1,069
Zimmer Holdings, Inc. (AE)                                      16,890     1,353
                                                                          ------
                                                                          43,816
                                                                          ------
Integrated Oils - 4.3%
Amerada Hess Corp.                                               2,950       243
ChevronTexaco Corp.                                             25,822     1,356
ConocoPhillips                                                  59,502     5,167
Exxon Mobil Corp.                                               66,700     3,419
Marathon Oil Corp.                                              65,502     2,464
Occidental Petroleum Corp.                                      27,200     1,587
Unocal Corp.                                                     4,300       186
                                                                          ------
                                                                          14,422
                                                                          ------

12 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                             Principal    Market
                                                             Amount ($)    Value
                                                             or Shares       $
--------------------------------------------------------------------------------
Materials and Processing - 5.2%
Alcoa, Inc.                                                    27,000        848
American Standard Cos., Inc. (AE)                              10,000        413
Archer-Daniels-Midland Co.                                     99,486      2,220
Ashland, Inc.                                                   2,600        152
Avery Dennison Corp.                                           12,300        738
Bemis Co.                                                      29,100        847
Bowater, Inc.                                                  17,200        756
Bunge, Ltd.                                                     2,100        120
Cia Vale do Rio Doce Class A                                   14,400        409
Dow Chemical Co. (The)                                         21,700      1,074
Dycom Industries, Inc. (AE)                                    11,900        363
Eastman Chemical Co.                                            3,000        173
Ecolab, Inc.                                                   10,100        355
EI Du Pont de Nemours & Co.                                    21,934      1,076
FMC Corp. (AE)                                                  2,300        111
Freeport-McMoRan Copper & Gold, Inc. Class B                   31,200      1,193
Georgia-Pacific Corp.                                           1,400         52
Hecla Mining Co. (AE)                                           6,200         36
Hercules, Inc. (AE)                                             3,600         53
Human Genome Sciences, Inc. (AE)                                4,900         59
International Paper Co.                                        48,250      2,027
Lennar Corp. Class B                                              900         47
Louisiana-Pacific Corp.                                         7,300        195
Lubrizol Corp.                                                  3,800        140
Lyondell Chemical Co.                                          16,160        467
Martin Marietta Materials, Inc.                                 2,000        107
Masco Corp.                                                    19,800        723
Maverick Tube Corp. (AE)                                        2,600         79
Monsanto Co.                                                   16,000        889
Neenah Paper, Inc.                                                203          7
Nektar Therapeutics (AE)                                        2,100         43
PPG Industries, Inc.                                            1,900        130
Rohm & Haas Co.                                                14,600        646
Sherwin-Williams Co. (The)                                      1,300         58
Smurfit-Stone Container Corp. (AE)                              8,900        166
Sonoco Products Co.                                             4,700        139
Stillwater Mining Co. (AE)                                      2,400         27
Telik, Inc. (AE)                                                2,100         40
Temple-Inland, Inc.                                             1,100         75
United States Steel Corp.                                       4,800        246
URS Corp. (AE)                                                    800         26
Vertex Pharmaceuticals, Inc. (AE)                               2,200         23
Vulcan Materials Co.                                            1,300         71
                                                                          ------
                                                                          17,419
                                                                          ------
Miscellaneous - 4.3%
3M Co.                                                         13,100      1,075
Eaton Corp.                                                     4,350        315
Fortune Brands, Inc.                                            1,600        123
General Electric Co.                                          221,120      8,071
Hillenbrand Industries, Inc.                                    6,600        367
Honeywell International, Inc.                                  54,400      1,926
ITT Industries, Inc.                                            2,900        245
SPX Corp.                                                       2,900        116
Teleflex, Inc.                                                  5,700        296
Textron, Inc.                                                   3,400        251
Trinity Industries, Inc.                                        1,200         41
Tyco International, Ltd.                                       43,920      1,570
                                                                          ------
                                                                          14,396
                                                                          ------
Other Energy - 1.5%
Anadarko Petroleum Corp.                                        1,700        110
Apache Corp.                                                   15,850        802
Arch Coal, Inc.                                                 1,000         36
Burlington Resources, Inc.                                     12,600        548
Consol Energy, Inc.                                             2,800        115
El Paso Corp.                                                  24,600        256
EOG Resources, Inc.                                             7,400        528
Global Industries, Ltd. (AE)                                    2,700         22
Houston Exploration Co. (AE)                                    1,800        101
Newfield Exploration Co. (AE)                                   3,800        224
Oil States International, Inc. (AE)                             1,700         33
Peabody Energy Corp.                                            4,110        333
Rowan Cos., Inc. (AE)                                             400         10
Schlumberger, Ltd.                                             27,400      1,834
Universal Compression Holdings, Inc. (AE)                       1,000         35
                                                                          ------
                                                                           4,987
                                                                          ------
Producer Durables - 4.0%
Applied Materials, Inc. (AE)                                   42,530        727
Boeing Co.                                                     13,000        673
Caterpillar, Inc.                                              28,230      2,753
Centex Corp.                                                    4,200        250
Danaher Corp.                                                   7,210        414
Deere & Co.                                                    28,300      2,106
DR Horton, Inc.                                                 8,100        326
Emerson Electric Co.                                           10,900        764
Goodrich Corp.                                                  4,750        155
Hubbell, Inc. Class B                                           2,600        136
Illinois Tool Works, Inc.                                       9,700        899
KB Home                                                           400         42

                                                      Multi-Style Equity Fund 13

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                             Principal    Market
                                                             Amount ($)    Value
                                                             or Shares       $
--------------------------------------------------------------------------------
Kla-Tencor Corp. (AE)                                           8,750        408
Koninklijke Philips Electronics NV                             47,850      1,268
Lockheed Martin Corp.                                           1,900        106
Nortel Networks Corp. (AE)                                     15,500         54
Northrop Grumman Corp.                                          9,400        511
Parker Hannifin Corp.                                             700         53
Pitney Bowes, Inc.                                              2,400        111
Powerwave Technologies, Inc. (AE)                               5,700         48
Pulte Homes, Inc.                                               5,600        357
United Defense Industries, Inc. (AE)                            2,000         94
United Technologies Corp.                                       3,500        362
Waters Corp. (AE)                                              12,310        576
                                                                          ------
                                                                          13,193
                                                                          ------
Technology - 12.6%
Adaptec, Inc. (AE)                                              4,400         33
ADC Telecommunications, Inc. (AE)                              40,900        110
Advanced Micro Devices, Inc. (AE)                              19,000        418
Agere Systems, Inc. Class A (AE)                               65,000         89
Altera Corp. (AE)                                              23,900        495
Anteon International Corp. (AE)                                 1,400         59
Apple Computer, Inc. (AE)                                      13,010        838
Applied Micro Circuits Corp. (AE)                              19,900         84
Ariba, Inc.(AE)                                                 2,300         38
Arrow Electronics, Inc. (AE)                                    2,400         58
Avaya, Inc. (AE)                                                9,300        160
Avnet, Inc. (AE)                                                8,600        157
BMC Software, Inc. (AE)                                         3,800         71
Broadcom Corp. Class A (AE)                                    15,200        491
Celestica, Inc. (AE)                                            2,800         39
Cisco Systems, Inc. (AE)                                      174,280      3,364
Comverse Technology, Inc. (AE)                                 33,920        829
CSG Systems International (AE)                                  1,800         34
Dell, Inc. (AE)                                                79,610      3,355
DRS Technologies, Inc. (AE)                                     1,300         55
Electronic Data Systems Corp.                                   4,100         95
EMC Corp. (AE)                                                 73,650      1,095
Flextronics International, Ltd. (AE)                            6,800         94
Freescale Semiconductor, Inc. Class B (AE)                     56,936      1,045
Gateway, Inc. (AE)                                             10,700         64
General Dynamics Corp.                                            600         63
Hewlett-Packard Co.                                            32,181        675
Ingram Micro, Inc. Class A (AE)                                 7,100        148
Integrated Device Technology, Inc. (AE)                         4,200         49
International Business Machines Corp.                          27,950      2,755
JDS Uniphase Corp. (AE)                                        72,200        229
Juniper Networks, Inc. (AE)                                    68,000      1,849
Lucent Technologies, Inc. (AE)                                 24,600         92
Macromedia, Inc. (AE)                                          13,700        426
Marvell Technology Group, Ltd. (AE)                            17,950        637
Maxim Integrated Products, Inc.                                24,100      1,022
McData Corp. Class A (AE)                                       5,000         30
MEMC Electronic Materials, Inc. (AE)                            3,300         44
Micros Systems, Inc. (AE)                                         500         39
Microsoft Corp.                                               237,170      6,335
Motorola, Inc.                                                 91,700      1,577
National Semiconductor Corp.                                   43,800        786
NAVTEQ Corp. (AE)                                               6,200        287
Nvidia Corp. (AE)                                              17,000        400
Oracle Corp. (AE)                                             134,500      1,845
PMC-Sierra, Inc. (AE)                                          32,800        369
Qualcomm, Inc.                                                 52,100      2,209
Research In Motion, Ltd. (AE)                                   5,310        438
Rockwell Automation, Inc.                                      13,080        648
Sanmina-SCI Corp. (AE)                                         86,410        732
Seagate Technology                                             15,300        264
Seagate Technology, Inc. (AE)                                   2,300         --
Sigmatel, Inc. (AE)                                             3,200        114
Silicon Laboratories, Inc. (AE)                                 6,000        212
Skyworks Solutions, Inc. (AE)                                  22,100        208
Solectron Corp. (AE)                                           26,500        141
Sun Microsystems, Inc. (AE)                                   168,100        904
Tellabs, Inc. (AE)                                              4,000         34
Tessera Technologies, Inc. (AE)                                 3,000        112
Texas Instruments, Inc.                                        82,280      2,026
Western Digital Corp. (AE)                                     10,200        111
Xilinx, Inc.                                                   22,790        676
Zebra Technologies Corp. Class A (AE)                           2,200        124
                                                                          ------
                                                                          41,780
                                                                          ------
Utilities - 6.1%
Alltel Corp.                                                   14,500        852
American Electric Power Co., Inc.                               8,100        278
AT&T Corp.                                                     25,000        476
BellSouth Corp.                                                87,250      2,425
Citizens Communications Co.                                    34,300        473
CMS Energy Corp. (AE)                                           3,600         38
Comcast Corp. (AE)
   Class A (AE)                                               111,005      3,694
   Special Class A (AE)                                         5,000        164
Consolidated Edison, Inc.                                       4,200        184
Dominion Resources, Inc.                                       35,350      2,395
DTE Energy Co.                                                  2,200         95
Edison International                                            4,200        134
Entergy Corp.                                                  22,650      1,531

14 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                            Principal    Market
                                                           Amount ($)     Value
                                                            or Shares       $
--------------------------------------------------------------------------------
Exelon Corp.                                                    3,200       141
FirstEnergy Corp.                                               6,400       253
FPL Group, Inc.                                                   800        60
Level 3 Communications, Inc. (AE)                               8,600        29
MCI, Inc.                                                       5,500       111
NiSource, Inc.                                                 21,300       485
Northeast Utilities                                             7,200       136
Pepco Holdings, Inc.                                            6,900       147
PPL Corp.                                                      14,900       794
Progress Energy, Inc.                                           3,800       113
Public Service Enterprise Group, Inc.                           5,100       264
Puget Energy, Inc.                                             17,400       430
SBC Communications, Inc.                                       67,800     1,747
Sempra Energy                                                   7,000       257
Sprint Corp.                                                    7,100       176
TXU Corp.                                                       2,600       168
Verizon Communications, Inc.                                   56,500     2,289
                                                                        -------
                                                                         20,339
                                                                        -------
Total Common Stocks
(cost $274,333)                                                         318,210
                                                                        -------
Short-Term Investments - 4.3%
Frank Russell Investment Company Money Market Fund         12,947,000    12,947
United States Treasury Bill (z)(S) 1.840% due 03/17/05          1,300     1,292
                                                                        -------
Total Short-Term Investments
(cost $14,241)                                                           14,239
                                                                        -------
Other Securities - 0.3%
State Street Securities Lending Quality Trust (X)             889,250       889
                                                                        -------
Total Other Securities
(cost $889)                                                                 889
                                                                        -------
Total Investments - 100.2%
(identified cost $289,463)                                              333,338
Other Assets and Liabilities, Net - (0.2%)                                 (579)
                                                                        -------
Net Assets - 100.0%                                                     332,759
                                                                        =======

  See accompanying notes which are an integral part of the financial statements.

                                                      Multi-Style Equity Fund 15

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands

                                                                    Unrealized
                                                       Notional    Appreciation
Futures Contracts                                       Amount    (Depreciation)
(Number of Contracts)                                      $             $
--------------------------------------------------------------------------------
Long Positions
Russell 1000 Index
   expiration date 03/05 (7)                             2,282           41

S&P 500 E-Mini Index
   expiration date 03/05 (34)                            2,063           51

S&P 500 Index
   expiration date 03/05 (5)                             1,517           11

S&P Midcap 400 Index
   expiration date 03/05 (25)                            8,317          366
                                                                        ---
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts                                                            469
                                                                        ===

                                                                           % of
Portfolio Summary                                                           Net
(Unaudited)                                                               Assets
--------------------------------------------------------------------------------
Auto and Transportation                                                     2.2
Consumer Discretionary                                                     15.7
Consumer Staples                                                            7.9
Financial Services                                                         18.6
Health Care                                                                13.2
Integrated Oils                                                             4.3
Materials and Processing                                                    5.2
Miscellaneous                                                               4.3
Other Energy                                                                1.5
Producer Durables                                                           4.0
Technology                                                                 12.6
Utilities                                                                   6.1
Short-Term Investments                                                      4.3
Other Securities                                                            0.3
                                                                          -----
Total Investments                                                         100.2
Other Assets and Liabilities, Net                                          (0.2)
                                                                          -----

Net Assets                                                                100.0
                                                                          =====

Futures Contracts                                                           0.1

See accompanying notes which are an integral part of the financial statements.

16 Multi-Style Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Portfolio Management Discussion -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------

                             [GRAPHIC APPEARS HERE]

-------------------------------------
Aggressive Equity Fund
-------------------------------------
Periods Ended   Growth of    Total
   12/31/04      $10,000    Return
-------------   ---------   ------
1 Year           $11,473    14.73%
5 Years          $13,114     5.57%(S)
Inception        $18,982     8.34%(S)

-------------------------------------
Russell 2500(TM) Index
-------------------------------------
Periods Ended   Growth of    Total
   12/31/04      $10,000    Return
-------------   ---------   ------
1 Year           $11,829    18.29%
5 Years          $14,934     8.35%(S)
Inception        $23,145    11.06%(S)

                                                       Aggressive Equity Fund 17

Russell Investment Funds
Aggressive Equity Fund

Portfolio Management Discussion, continued -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------
What is the Fund's investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2004?

For the fiscal year ended December 31, 2004, the Aggressive Equity Fund gained 14.73%. This compared to the Russell 2500(TM) Index, which gained 18.29% during the same period. The Fund's performance is net of operating expenses of 1.05%. Index returns do not reflect deduction for fees or expenses. Index returns do not include fair valuation adjustments which may be included in fund returns.

How did the market conditions, as described starting on page 4 of this report, affect the Fund's performance?

A difficult market environment for the Fund led to significant underperformance relative to the benchmark. In particular, the market's unfavorable treatment of stocks with higher levels of expected growth, positive earnings estimate revisions and/or lower yields and reward of higher dividend yielding stocks posed performance challenges for the Fund. The Fund's portfolio had valuation characteristics similar to those of the benchmark. However, the Fund's simultaneous emphasis of stocks with higher than benchmark expected growth and lower than benchmark dividend yields resulted in the Fund's significant relative underperformance.

What were the primary contributors and detractors to the Fund's performance during the last 12 months?

Security selection was the primary cause of the Fund's relative underperformance for the year. In particular, security selection in the technology, health care and consumer discretionary sectors was particularly poor and almost entirely responsible for the Fund's relative underperformance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

While the Fund's relative underperformance is attributable mostly to security selection, this resulted not from the investment strategies employed by the money managers in stock picking, but rather from very defensive market conditions. These market conditions led to unprecedented returns for value stocks relative to growth stocks, contracting valuation multiples, extremely cheap pure growth stocks and extremely expensive higher yielding stocks.

Of the Fund's eight money managers, only Geewax Terker and Goldman Sachs outperformed the benchmark for the year. Geewax outperformed primarily as a result of its emphasis on higher financial quality stocks and stocks with lower relative stock valuation. Goldman Sachs outperformed largely as a result of holding a handful of stocks that performed very well possibly due to the timing of cash flows allocated to this money manager.

The Fund's other money managers underperformed the benchmark. CapitalWorks underperformed significantly as a result of its emphasis on higher expected growth stocks. David J. Greene only slightly underperformed because its emphasis on deep cyclical stocks caused its holdings to rally in the fourth quarter. TimesSquare underperformed largely due to its emphasis on higher expected growth stocks. Jacobs Levy underperformed as a consequence of its sector allocation decisions, in particular, an overweight to the technology sector and an underweight to the other energy sector. Suffolk Capital Management and Systematic Financial Management (money managers terminated in May 2004) significantly underperformed as a result of their emphasis on higher relative growth stocks and positive earnings fundamentals.

Describe any changes to the Fund's structure or the money manager line-up.

In May 2004, Nicholas Applegate Capital Management replaced Systematic Financial Management and Gould Investment Partners replaced Suffolk Capital. The Fund's investment strategies, risk parameters and portfolio characteristics such as valuation, sector exposure and growth relative to the benchmark did not materially change as a result of these changes.

Like Suffolk, Gould pursues a relatively aggressive earnings momentum growth strategy. A key to Gould's success investing in higher valuation growth stocks is a very aggressive sell discipline. Consequently, Gould's portfolios tend to have very high turnover rates. Their portfolio tends to be concentrated among a few sectors in which companies with accelerating earnings are more prevalent such as technology, healthcare and producer durables.

Nicholas-Applegate pursues a small capitalization value strategy incorporating a quantitative model with the fundamental insights of the portfolio manager. Consequently, the investment approach is a blend of quantitative and qualitative approaches to security selection. Nicholas-Applegate's portfolio capitalization, valuation, sector and growth traits closely resemble the Russell 2000(R) Value Index, with moderate deviations based on bottom-up stock preferences.

In December 2004, approximately 4% of Fund assets were reallocated from value money managers to growth money managers as a result of Frank Russell Investment Management Company's belief that small capitalization growth stocks were attractively valued relative to small capitalization value stocks. The reallocation resulted in a very minor tilt toward growth stocks relative to benchmark and a small increase in forecasted tracking error.

18 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Portfolio Management Discussion, continued -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------

-----------------------------------------------------------
Money Managers
as of December 31, 2004                          Styles
-----------------------------------------------------------
CapitalWorks Investment Partners, LLC       Growth
David J. Greene and Company, LLC            Value
Geewax, Terker & Company                    Growth
Goldman Sachs Asset Management, L.P.        Market-Oriented
Gould Investment Partners LLC               Growth
Jacobs Levy Equity Management, Inc.         Value
Nicholas-Applegate Capital Management LLC   Value
TimesSquare Capital Management, Inc.        Growth

                                   ----------
* The Fund commenced operations on January 2, 1997. Index comparison began January 1, 1997.

** Russell 2500(TM) Index is composed of the bottom 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                       Aggressive Equity Fund 19

Russell Investment Funds
Aggressive Equity Fund

Shareholder Expense Example -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------
Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Hypothetical
                                                Performance
                                  Actual        (5% return
                               Performance   before expenses)
                               -----------   ----------------
Beginning Account Value
   July 1, 2004                 $1,000.00        $1,000.00
Ending Account Value
   December 31, 2004            $1,100.00        $1,019.72
Expenses Paid During Period*    $    5.54        $    5.33

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

20 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Common Stocks - 95.6%
Auto and Transportation - 5.3%
AAR Corp. (AE)                                                 18,400        251
Alaska Air Group, Inc. (AE)                                     7,800        261
American Axle & Manufacturing Holdings, Inc.                    8,000        245
Arctic Cat, Inc.                                                1,300         35
ArvinMeritor, Inc.                                              6,100        136
Autoliv, Inc.                                                  23,000      1,111
Aviall, Inc. (AE)                                               2,700         62
BorgWarner, Inc.                                                2,000        108
CNF, Inc.                                                       7,700        386
Cooper Tire & Rubber Co.                                        7,300        157
Dana Corp.                                                     20,900        362
Dura Automotive Systems, Inc. Class A (AE)                      2,300         25
EGL, Inc. (AE)                                                 11,200        335
ExpressJet Holdings, Inc. (AE)                                 16,000        206
Frontier Airlines, Inc. (AE)                                    8,900        102
Genesee & Wyoming, Inc. Class A (AE)                           16,250        457
Gentex Corp.                                                    4,600        170
Greenbrier Cos., Inc.                                           3,000        102
Grupo TMM SA - ADR (AE)(N)                                     16,200         59
Heartland Express, Inc.                                         9,650        217
HUB Group, Inc. Class A (AE)                                    4,000        209
JB Hunt Transport Services, Inc.                               14,600        655
Kansas City Southern (AE)                                       7,000        124
Kirby Corp. (AE)                                                1,900         84
Laidlaw International, Inc. (AE)                               11,000        235
Navistar International Corp. (AE)                               5,200        229
Offshore Logistics, Inc. (AE)                                  10,800        351
Old Dominion Freight Line (AE)                                 12,300        428
Oshkosh Truck Corp.                                             3,800        260
Overnite Corp.                                                  6,100        227
Overseas Shipholding Group                                      6,000        331
Pacer International, Inc. (AE)                                  7,700        164
Polaris Industries, Inc. (N)                                    9,500        646
RailAmerica, Inc. (AE)                                         10,700        140
Sauer-Danfoss, Inc.                                             1,900         41
SCS Transportation, Inc. (AE)                                   1,500         35
Skywest, Inc.                                                  10,500        211
Stoneridge, Inc. (AE)                                           1,200         18
TRW Automotive Holdings Corp. (AE)                              5,000        104
US Xpress Enterprises, Inc. Class A (AE)(N)                     1,500         44
UTI Worldwide, Inc. (N)                                         9,000        612
Visteon Corp. (N)                                              13,600        133
Werner Enterprises, Inc.                                        7,700        174
Westinghouse Air Brake Technologies Corp.                       5,900        126
                                                                          ------
                                                                          10,368
                                                                          ------
Consumer Discretionary - 19.0%
51job, Inc. - ADR (AE)(N)                                       4,200        218
Aaron Rents, Inc.                                               4,500        112
Abercrombie & Fitch Co. Class A                                11,200        526
ABM Industries, Inc.                                            3,900         77
AC Moore Arts & Crafts, Inc. (AE)                               4,200        121
Activision, Inc. (AE)                                           9,300        188
Adesa, Inc.                                                     6,100        129
Advance Auto Parts (AE)                                         8,100        354
Advo, Inc.                                                      6,200        221
Aeropostale, Inc. (AE)                                          9,350        275
Alliance Gaming Corp. (AE)(N)                                  10,400        144
Ambassadors Group, Inc.                                         1,100         39
American Greetings Class A                                      7,500        190
American Woodmark Corp.                                           900         39
Ameristar Casinos, Inc. (N)                                     2,200         95
Applica, Inc. (AE)                                              5,800         35
Arbitron, Inc. (AE)                                             5,200        204
BearingPoint, Inc. (AE)                                        38,600        310
Big 5 Sporting Goods Corp.                                      2,100         61
Bon-Ton Stores, Inc. (The) (N)                                  4,200         66
Boyd Gaming Corp.                                               6,000        250
Bright Horizons Family Solutions, Inc. (AE)                       900         58
Brink's Co. (The)                                              15,000        593
Brookstone, Inc. (AE)                                          11,250        220
Carmike Cinemas, Inc.                                           6,600        241
Cato Corp. (The) Class A                                        2,700         78
CEC Entertainment, Inc. (AE)                                    3,600        144
Central European Distribution Corp. (AE)(N)                    16,750        495
Central Garden and Pet Co. (AE)                                 3,900        163
Charming Shoppes (AE)                                          44,900        421
Chemed Corp.                                                    4,200        282
Choice Hotels International, Inc.                               7,500        435
ChoicePoint, Inc. (AE)                                          8,133        374
Circuit City Stores, Inc.                                      37,900        593
Claire's Stores, Inc.                                           3,300         70
Coinstar, Inc. (AE)(N)                                          4,300        115
Coldwater Creek, Inc. (AE)                                      2,250         69
Concorde Career Colleges, Inc. (AE)(N)                          6,083        123
Consolidated Graphics, Inc. (AE)                                6,900        317
Convergys Corp. (AE)                                           24,600        369

                                                       Aggressive Equity Fund 21

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Corinthian Colleges, Inc. (AE)                                 11,000       207
Corporate Executive Board Co.                                  12,200       817
Corrections Corp. of America (AE)                               5,800       235
CSK Auto Corp. (AE)                                             3,200        54
Ctrip.com International, Ltd. - ADR (AE)(N)                     3,450       159
Darden Restaurants, Inc.                                        1,300        36
Dave & Buster's, Inc. (AE)(N)                                   7,400       149
Deckers Outdoor Corp. (AE)(N)                                  10,000       470
Dick's Sporting Goods, Inc. (AE)(N)                             9,700       341
Dillard's, Inc. Class A                                         5,900       159
Dollar Thrifty Automotive Group (AE)                           22,300       673
Dollar Tree Stores, Inc. (AE)                                   3,600       103
DreamWorks Animation SKG, Inc. Class A (AE)                     3,500       131
Dress Barn, Inc. (AE)(N)                                        1,800        32
Earthlink, Inc. (AE)                                           12,700       146
Education Management Corp. (AE)                                22,000       726
Electronics Boutique Holdings Corp. (AE)                        3,400       146
Entercom Communications Corp. (AE)                              7,000       251
Entravision Communications Corp. Class A (AE)                   5,900        49
Ethan Allen Interiors, Inc.                                     3,200       128
Fastenal Co.                                                    1,000        62
Finish Line Class A (N)                                         6,400       117
Fisher Scientific International (AE)                            1,600       100
G&K Services, Inc. Class A                                      1,500        65
Gaylord Entertainment Co. (AE)                                  6,500       270
Geo Group, Inc. (The) (AE)                                      1,000        27
Getty Images, Inc. (AE)                                         9,300       640
Greenfield Online, Inc. (AE)(N)                                 3,200        70
GTECH Holdings Corp.                                           14,700       381
Guess ?, Inc. (AE)                                              6,600        83
Guitar Center, Inc. (AE)(N)                                     6,100       321
Handleman Co. (N)                                              14,000       301
Harte-Hanks, Inc.                                               5,100       132
Hartmarx Corp. (AE)                                             4,800        37
Hasbro, Inc.                                                   15,000       291
Haverty Furniture Cos., Inc.                                   11,500       213
Hearst-Argyle Television, Inc.                                 22,500       594
Hewitt Associates, Inc. Class A (AE)                           17,700       567
Hibbett Sporting Goods, Inc. (AE)                               8,500       226
Hilton Hotels Corp.                                            12,600       287
Hollinger International, Inc. Class A (N)                       3,800        60
IKON Office Solutions, Inc. (N)                                20,300       235
Infospace, Inc. (AE)(N)                                         2,000        95
Insight Enterprises, Inc. (AE)                                  2,600        53
International Flavors & Fragrances, Inc.                        2,000        86
International Speedway Corp. Class A                            6,400       338
ITT Educational Services, Inc. (AE)                             9,000       428
Jack in the Box, Inc. (AE)                                     10,600       391
Jarden Corp. (AE)                                               3,000       130
Jo-Ann Stores, Inc. (AE)                                        6,600       182
Journal Communications, Inc. Class A                            3,300        60
Kellwood Co.                                                    5,000       172
La-Z-Boy, Inc. Class C                                          5,900        91
Labor Ready, Inc. (AE)                                         30,250       512
Lamar Advertising Co. Class A (AE)                              7,200       308
Landry's Restaurants, Inc.                                      3,600       105
Leapfrog Enterprises, Inc. (AE)(N)                              8,600       117
Lee Enterprises, Inc.                                           4,900       226
Lithia Motors, Inc. Class A (N)                                 4,300       115
Lone Star Steakhouse & Saloon                                   9,300       260
Marcus Corp.                                                    2,700        68
Marvel Enterprises, Inc. (AE)                                   9,450       194
Midway Games, Inc. (AE)(N)                                      3,500        37
Mohawk Industries, Inc. (AE)                                    4,400       401
Monro Muffler, Inc. (AE)                                        1,900        48
Monster Worldwide, Inc. (AE)                                    5,950       200
Movado Group, Inc.                                              4,200        78
MPS Group, Inc. (AE)                                           22,100       271
MSC Industrial Direct Co. Class A                               2,000        72
Nautilus Group, Inc. (N)                                       12,100       292
Neiman-Marcus Group, Inc. Class A                               2,700       193
Netratings, Inc. (AE)                                           6,813       131
O'Reilly Automotive, Inc. (AE)(N)                               1,000        45
Overstock.com, Inc. (AE)(N)                                     5,200       359
Pantry, Inc. (The) (AE)(N)                                      6,500       196
Payless Shoesource, Inc. (AE)                                   3,400        42
PEP Boys-Manny Moe & Jack                                       4,700        80
Petco Animal Supplies, Inc. (AE)                               20,500       809
Petsmart, Inc.                                                  2,000        71
Pier 1 Imports, Inc.                                            5,600       110
Polo Ralph Lauren Corp.                                        23,300       993
Pre-Paid Legal Services, Inc. (N)                               3,400       128
Primedia, Inc. (AE)                                            10,400        40
Radio One, Inc. Class D (AE)                                   26,300       424
RC2 Corp. (AE)                                                  1,300        42
Red Robin Gourmet Burgers, Inc. (AE)                            1,000        53
Regal Entertainment Group Class A                              11,500       239
Regis Corp.                                                     4,200       194
Rent-A-Center, Inc. (AE)                                        1,700        45
Resources Connection, Inc. (AE)(N)                             10,300       559
RH Donnelley Corp. (AE)                                         1,100        65
RR Donnelley & Sons Co.                                         9,290       328

22 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Ruby Tuesday, Inc.                                              1,600         42
Rush Enterprises, Inc. Class B (AE)                               700         12
Russ Berrie & Co., Inc.                                         1,300         30
Sabre Holdings Corp. Class A                                    9,500        211
Scholastic Corp. (AE)                                           3,300        122
Scientific Games Corp. Class A (AE)                             4,700        112
SCP Pool Corp.                                                 24,500        782
ShopKo Stores, Inc. (AE)(N)                                    13,300        248
Six Flags, Inc. (AE)(N)                                        21,300        114
Skechers U.S.A., Inc. Class A (AE)                              3,300         43
Sonic Automotive, Inc.                                          1,700         42
Sourcecorp (AE)                                                10,900        208
Speedway Motorsports, Inc.                                      6,700        262
Sports Authority, Inc. (The) (AE)(N)                            6,600        170
Stage Stores, Inc. (AE)                                        15,500        644
Stanley Works (The)                                             1,800         88
Steinway Musical Instruments (AE)                                 600         17
Stewart Enterprises, Inc. Class A (AE)                         39,600        277
TBC Corp. (AE)                                                  1,500         42
Tech Data Corp. (AE)                                           22,100      1,003
TeleTech Holdings, Inc. (AE)(N)                                12,000        116
Tempur-Pedic International, Inc. (AE)                          16,200        343
Thomas Nelson, Inc.                                             1,000         23
Tiffany & Co.                                                   2,500         80
Too, Inc. (AE)                                                  8,100        198
Toro Co.                                                        5,300        431
Toys R US, Inc. (AE)                                           15,300        313
Trans World Entertainment (AE)(N)                              17,300        216
Triarc Cos. Class B (N)                                         2,400         29
Unifirst Corp. (N)                                                600         17
USANA Health Sciences, Inc. (AE)(N)                             4,600        157
Vail Resorts, Inc. (AE)                                         7,100        159
Valassis Communications, Inc. (AE)                              3,000        105
Ventiv Health, Inc. (AE)                                        8,000        163
Volt Information Sciences, Inc. (AE)                            1,000         29
Watson Wyatt & Co. Holdings                                     2,000         54
WESCO International, Inc. (AE)                                 17,500        519
West Corp. (AE)                                                10,800        358
Wet Seal, Inc. (The) Class A (AE)(N)                           16,900         38
Wynn Resorts, Ltd. (AE)(N)                                        600         40
                                                                          ------
                                                                          37,238
                                                                          ------
Consumer Staples - 1.9%
Adolph Coors Co. Class B                                        3,000        227
Church & Dwight Co., Inc.                                       3,050        103
Constellation Brands, Inc. Class A (AE)                        12,900        600
Del Monte Foods Co. (AE)                                        3,400         37
DIMON, Inc. (N)                                                10,300         69
Lance, Inc.                                                     2,500         48
Loews Corp.                                                     4,400        127
Longs Drug Stores Corp.                                         1,900         52
M&F Worldwide Corp. (AE)                                        8,600        117
Nash Finch Co. (N)                                             16,300        616
Natures Sunshine Products, Inc.                                 3,900         79
NBTY, Inc. (AE)                                                 6,500        156
Nutraceutical International Corp. (AE)                          6,700        103
Pathmark Stores, Inc. (AE)                                     24,900        145
PepsiAmericas, Inc.                                             5,700        121
Pilgrim's Pride Corp.                                          14,600        448
Ralcorp Holdings, Inc.                                          5,300        222
Ruddick Corp.                                                   4,000         87
Smart & Final, Inc. (AE)(N)                                     5,400         78
Tootsie Roll Industries, Inc.                                   1,700         59
Tyson Foods, Inc. Class A                                       3,600         66
Universal Corp.                                                 3,200        153
                                                                          ------
                                                                           3,713
                                                                          ------
Financial Services - 19.4%
21st Century Insurance Group                                      100          1
ACE Cash Express, Inc. (AE)                                     2,000         59
Advent Software, Inc. (AE)                                     12,300        252
Alleghany Corp. (AE)                                              353        101
Alliance Data Systems Corp. (AE)                               26,600      1,263
Allmerica Financial Corp. (AE)                                 10,400        341
AMB Property Corp. (o)                                          8,400        339
American Financial Group, Inc.                                  3,500        110
American Physicians Capital, Inc. (AE)                          1,900         68
AmeriCredit Corp. (AE)                                         21,800        533
Anthracite Capital, Inc. (o)                                      739          9
Anworth Mortgage Asset Corp. (N)                               14,100        151
Arden Realty, Inc. (o)                                          2,400         91
Ashford Hospitality Trust, Inc. (o)                            18,000        196
Associated Banc-Corp                                           15,315        509
Assurant, Inc.                                                  3,000         92
Assured Guaranty, Ltd.                                         10,500        207
Asta Funding, Inc. (N)                                          5,200        140
AvalonBay Communities, Inc. (o)                                 5,200        392
Bank Mutual Corp.                                              15,700        191
Bank of Hawaii Corp.                                           15,900        807
BankAtlantic Bancorp, Inc. Class A                                300          6
Bankunited Financial Corp. Class A (AE)                         3,000         96
BISYS Group, Inc. (The) (AE)                                    5,000         82
BOK Financial Corp. (AE)                                        1,030         50
Brookline Bancorp, Inc. (N)                                    12,800        209
Capital Automotive REIT (o)                                     8,500        302

                                                       Aggressive Equity Fund 23

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Capital Trust, Inc. Class A (o)(N)                              2,900        89
CapitalSource, Inc. (AE)                                       25,400       652
Cash America International, Inc.                                3,700       110
Cathay General Bancorp                                          2,100        79
CB Richard Ellis Group, Inc. Class A (AE)                      15,700       527
CBL & Associates Properties, Inc. (o)                           3,700       282
Certegy, Inc.                                                   5,800       206
CharterMac                                                      4,800       117
Checkfree Corp. (AE)                                            4,500       171
Chemical Financial Corp.                                          700        30
CIT Group, Inc.                                                 4,000       183
City National Corp.                                             4,400       311
Colonial BancGroup, Inc. (The)                                 12,200       259
Colonial Properties Trust (o)(N)                                3,800       149
Commerce Group, Inc. (N)                                        2,000       122
Commercial Federal Corp.                                        5,000       149
Commercial Net Lease Realty (o)                                11,900       245
Community Bank System, Inc.                                    12,600       356
CompuCredit Corp. (AE)                                         20,300       555
Correctional Properties Trust (o)                               1,000        29
Corus Bankshares, Inc.                                          2,900       139
Cousins Properties, Inc. (o)                                   11,800       357
CRT Properties, Inc. (o)                                        5,900       141
Developers Diversified Realty Corp. (o)                         2,100        93
Diamondrock Hospitality Co. (AE) (p)                           20,800       212
Direct General Corp.                                            7,300       234
Doral Financial Corp.                                           2,450       121
Downey Financial Corp.                                          3,700       211
East-West Bancorp, Inc.                                         1,700        71
Eastgroup Properties (o)                                        2,000        77
Eaton Vance Corp.                                               1,900        99
eFunds Corp. (AE)                                               8,000       192
Encore Capital Group, Inc. (AE)                                 6,600       157
Entertainment Properties Trust (o)                              2,100        94
Equity Inns, Inc. (o)                                           3,800        45
Equity Lifestyle Properties, Inc. (o)                           4,900       175
Equity One, Inc. (o)                                           12,700       301
Euronet Worldwide, Inc. (AE)                                   12,800       333
Factset Research Systems, Inc.                                  1,000        58
Fair Isaac Corp.                                                4,100       150
Fidelity Bankshares, Inc.                                         800        34
Fieldstone Investment Corp. (AE) (p)                           13,100       226
First American Corp.                                           17,000       597
First Bancorp                                                   1,600       102
First Financial Bancorp                                         5,400        94
First Marblehead Corp. (The) (AE)(N)                            1,500        84
First Niagara Financial Group, Inc.                            27,100       378
Flushing Financial Corp.                                        1,200        24
Friedman Billings Ramsey Group, Inc. Class A (o)(N)             2,300        45
Gabelli Asset Management, Inc. Class A (N)                      2,500       121
GATX Corp.                                                      4,600       136
Getty Realty Corp. (o)                                          1,900        55
Global Payments, Inc.                                          10,300       603
Gold Banc Corp., Inc.                                          10,600       155
Government Properties Trust, Inc. (o)(N)                        3,200        32
Greater Bay Bancorp (N)                                         7,000       195
Hancock Holding Co.                                             1,400        47
Hanmi Financial Corp.                                           1,500        54
Health Care Property Investors, Inc. (o)                          900        25
Health Care REIT, Inc. (o)                                      7,700       294
HealthExtras, Inc. (AE)(N)                                     26,900       438
Heritage Property Investment Trust (o)(N)                       4,700       151
Hibernia Corp. Class A                                          1,400        41
HomeBanc Corp. (o)(N)                                          20,200       196
Hospitality Properties Trust (o)                                1,500        69
Host Marriott Corp. (o)                                         5,700        99
HRPT Properties Trust (o)                                      45,100       579
Hudson United Bancorp                                           2,700       106
Independent Bank Corp.                                            990        30
Infinity Property & Casualty Corp.                              9,400       331
Innkeepers USA Trust (o)                                        6,700        95
Investors Financial Services Corp.                             15,000       750
iPayment, Inc. (AE)                                             8,389       415
iShares S&P MidCap 400/BARRA Growth Index Fund (N)              4,500       608
Jack Henry & Associates, Inc.                                  15,000       299
Jameson Inns, Inc. (AE)                                        92,200       182
Janus Capital Group, Inc.                                      27,600       464
Jefferies Group, Inc.                                           7,300       294
Jones Lang LaSalle, Inc. (AE)                                  10,800       404
KKR Financial Corp. (AE)                                       25,300       266
Knight Trading Group, Inc. Class A (AE)                        20,200       221
Kronos, Inc. (AE)                                               3,900       199
La Quinta Corp. (AE) (o)                                       45,900       417
LandAmerica Financial Group, Inc. (N)                          15,900       857
Legg Mason, Inc.                                                3,600       264
Macatawa Bank Corp.                                             5,200       168
MAF Bancorp, Inc.                                               4,100       184
Maguire Properties, Inc. (o)                                    6,600       181
Markel Corp. (AE)                                               1,600       582
Marlin Business Services, Inc. (AE)(N)                          2,300        44

24 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)   Value
                                                              or Shares     $
--------------------------------------------------------------------------------
Meadowbrook Insurance Group, Inc. (AE)                           41,100      205
Meristar Hospitality Corp. (AE)(o)                               16,600      139
Mid-America Apartment Communities, Inc. (o)(N)                    1,400       58
National Health Investors, Inc. (o)                               8,000      233
National Penn Bancshares, Inc. (N)                                  787       22
Nationwide Health Properties, Inc. (o)                            9,000      214
Navigators Group, Inc. (AE)                                       5,100      154
NDCHealth Corp.                                                   6,000      112
New Century Financial Corp. (o)                                   8,200      524
Nuveen Investments, Inc. Class A (N)                              1,100       43
OceanFirst Financial Corp.                                        1,703       42
Ohio Casualty Corp. (AE)                                          6,800      158
Pacific Capital Bancorp                                           1,466       50
Parkvale Financial Corp.                                          3,757      108
Partners Trust Financial Group, Inc.                             14,100      164
People's Bank                                                     6,700      261
PFF Bancorp, Inc.                                                 4,420      205
Philadelphia Consolidated Holding Co. (AE)                          500       33
PMA Capital Corp. Class A (AE)(N)                                 5,200       54
Popular, Inc.                                                     2,400       69
Portfolio Recovery Associates, Inc. (AE)(N)                       9,800      404
Primus Guaranty, Ltd. (AE)                                       11,700      192
PrivateBancorp, Inc. (N)                                          2,400       77
Protective Life Corp.                                             7,300      312
Provident Bankshares Corp.                                        1,500       55
Provident Senior Living Trust (o) (p)                            15,300      245
PS Business Parks, Inc. (o)                                       1,600       72
Quanta Capital Holdings, Ltd. (AE)                               22,900      211
R&G Financial Corp. Class B                                       4,000      156
Radian Group, Inc.                                                4,500      240
Raymond James Financial, Inc.                                     9,600      297
Reckson Associates Realty Corp. (o)                               3,800      125
Redwood Trust, Inc. (o)                                           2,600      161
Regency Centers Corp. (o)                                           900       50
Republic Bancorp, Inc.                                            4,069       62
Ryder System, Inc.                                                3,100      148
Safety Insurance Group, Inc.                                        800       25
Selective Insurance Group                                         6,900      305
Senior Housing Properties Trust (o)                              23,100      437
Silicon Valley Bancshares (AE)                                   14,100      632
SL Green Realty Corp. (o)                                         8,400      509
Sovran Self Storage, Inc. (o)                                     1,100       46
State Auto Financial Corp.                                        1,200       31
Sterling Bancorp                                                    532       15
Sterling Bancshares, Inc.                                         3,800       54
Stewart Information Services Corp.                               15,700      654
Summit Properties, Inc. (o)                                       2,400       78
TCF Financial Corp.                                               9,700      312
Texas Regional Bancshares, Inc. Class A                           4,500      147
Tower Group, Inc.                                                17,700      212
UCBH Holdings, Inc.                                               5,700      261
UICI                                                              6,700      227
UMB Financial Corp.                                                 500       28
United Bankshares, Inc.                                           2,000       76
United Community Banks, Inc. (N)                                    900       24
Universal Health Realty Income Trust (o)                            900       29
Washington Real Estate Investment Trust (o)                       5,500      186
Webster Financial Corp.                                           3,000      152
WeLLChoice, Inc. (AE)                                             7,100      379
WesBanco, Inc.                                                      600       19
Whitney Holding Corp.                                             1,600       72
World Acceptance Corp. (AE)                                       3,700      102
WR Berkley Corp.                                                  4,800      226
WSFS Financial Corp.                                              3,800      229
                                                                          ------
                                                                          37,835
                                                                          ------
Health Care - 10.7%
Abaxis, Inc. (AE)                                                10,400      151
Abgenix, Inc. (AE)(N)                                            21,700      224
Able Laboratories, Inc. (AE)                                     11,400      259
Accelrys, Inc. (AE)                                              16,900      132
Accredo Health, Inc. (AE)                                         3,000       83
Advanced Medical Optics, Inc. (AE)                                  900       37
Alliance Imaging, Inc. (AE)                                       4,900       55
Alpharma, Inc. Class A                                            6,600      112
American Medical Systems Holdings, Inc. (AE)                      4,870      204
Applera Corp. - Celera Genomics Group (AE)                       81,900    1,126
Arthrocare Corp. (AE)(N)                                          4,800      154
Beckman Coulter, Inc.                                             1,400       94
Beverly Enterprises, Inc. (AE)(N)                                 7,200       66
Bio-Rad Laboratories, Inc. Class A (AE)                           3,900      224
Candela Corp. (AE)(N)                                            19,400      220
Centene Corp. (AE)                                                2,000       57
Cephalon, Inc. (AE)(N)                                           11,500      585
Charles River Laboratories International, Inc. (AE)              10,200      469
Chattem, Inc. (AE)                                                1,200       40
Community Health Systems, Inc. (AE)                              14,600      407

                                                       Aggressive Equity Fund 25

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Connetics Corp. (AE)                                              6,200      151
Covance, Inc. (AE)                                                  800       31
CTI Molecular Imaging, Inc. (AE)                                 26,200      372
Cytyc Corp. (AE)                                                  7,600      210
Dade Behring Holdings, Inc. (AE)                                 15,500      868
Datascope Corp.                                                   1,000       40
DaVita, Inc. (AE)                                                34,250    1,354
Edwards Lifesciences Corp. (AE)                                   7,000      289
Endo Pharmaceuticals Holdings, Inc. (AE)                          5,600      118
Enzon Pharmaceuticals, Inc. (AE)(N)                               9,100      125
First Horizon Pharmaceutical Corp. (AE)(N)                        5,100      117
Gen-Probe, Inc. (AE)                                              3,300      149
Genencor International, Inc. (AE)                                 7,200      118
Guilford Pharmaceuticals, Inc. (AE)(N)                            5,100       25
Health Net, Inc. (AE)                                            11,500      332
Hologic, Inc. (AE)                                                7,800      214
Humana, Inc. (AE)                                                19,800      588
Immucor, Inc. (AE)                                                6,900      162
Inamed Corp. (AE)                                                 3,500      221
Intralase Corp. (AE)                                             18,925      444
Intuitive Surgical, Inc. (AE)                                     1,600       64
Kindred Healthcare, Inc. (AE)(N)                                  9,100      273
Kos Pharmaceuticals, Inc. (AE)                                    8,049      303
Kosan Biosciences, Inc. (AE)(N)                                  16,600      115
LabOne, Inc. (AE)                                                 1,200       38
Lexicon Genetics, Inc. (AE)(N)                                    5,900       46
LifePoint Hospitals, Inc. (AE)                                    5,400      188
Ligand Pharmaceuticals, Inc. Class B (AE)                        14,300      166
Lincare Holdings, Inc. (AE)                                       9,500      405
Magellan Health Services, Inc. (AE)                               9,900      338
Manor Care, Inc.                                                 10,600      376
Martek Biosciences Corp. (AE)                                     2,700      138
Matria Healthcare, Inc. (AE)(N)                                   1,000       39
Maxygen, Inc. (AE)                                                1,500       19
Medarex, Inc. (AE)(N)                                            29,700      320
Medcath Corp. (AE)(N)                                             3,700       91
MGI Pharma, Inc. (AE)                                             4,500      126
Molecular Devices Corp. (AE)                                     12,499      251
Myriad Genetics, Inc. (AE)(N)                                     4,900      110
Nabi Biopharmaceuticals (AE)                                     15,644      229
NeighborCare, Inc. (AE)                                             200        6
OccuLogix, Inc. (AE)(N)                                           9,600       99
Ocular Sciences, Inc. (AE)                                        4,400      216
Option Care, Inc. (N)                                             2,300       40
Pacificare Health Systems (AE)                                    3,500      198
Parexel International Corp. (AE)                                  4,700       95
Pediatrix Medical Group, Inc. (AE)                               10,300      660
Perrigo Co.                                                       2,800       48
Pharmaceutical Product Development, Inc. (AE)                     8,400      347
Pharmacopeia Drug Discovery, Inc. (AE)                            9,350       56
Praecis Pharmaceuticals, Inc. (AE)                                8,500       16
Protein Design Labs, Inc. (AE)                                   12,400      256
Renal Care Group, Inc. (AE)                                       1,000       36
Respironics, Inc. (AE)                                            9,500      516
Salix Pharmaceuticals, Ltd. (AE)                                  1,800       32
Serologicals Corp. (AE)(N)                                       18,100      400
SFBC International, Inc. (AE)(N)                                  3,400      134
Sierra Health Services (AE)(N)                                    8,800      485
Sonic Innovations, Inc. (AE)(N)                                   9,000       38
Stericycle, Inc. (AE)                                             8,500      391
Sybron Dental Specialties, Inc. (AE)                              7,766      275
Thoratec Corp. (AE)                                               6,400       67
Triad Hospitals, Inc. (AE)                                        8,400      313
United Therapeutics Corp. (AE)(N)                                 1,500       68
Universal Health Services, Inc. Class B                           5,600      249
VCA Antech, Inc. (AE)                                            15,800      310
Ventana Medical Systems (AE)(N)                                  11,600      742
Vicuron Pharmaceuticals, Inc. (AE)                                8,200      143
West Pharmaceutical Services, Inc.                                1,000       25
Wilson Greatbatch Technologies, Inc. (AE)                         5,100      114
Zymogenetics, Inc. (AE)(N)                                        9,500      218
                                                                          ------
                                                                          20,855
                                                                          ------
Materials and Processing - 9.1%
Airgas, Inc.                                                      2,200       58
Albany International Corp. Class A                                7,000      246
Arch Chemicals, Inc.                                              3,600      104
Armor Holdings, Inc. (AE)                                         9,600      451
Ashland, Inc.                                                     6,800      397
Ball Corp.                                                        9,600      422
Bemis Co.                                                        10,800      314
Bluegreen Corp. (AE)                                              7,700      153
Brady Corp. Class A                                               3,200      200
Brookfield Homes Corp.                                            6,000      203
Brush Engineered Materials, Inc. (AE)                             5,900      109
Building Material Holding Corp. (N)                               2,400       92
Cabot Corp.                                                       9,400      364
Calgon Carbon Corp. (N)                                          13,300      121
Carpenter Technology                                             11,000      643
Cell GeneSystem, Inc. (AE)(N)                                    16,200      131
Century Aluminum Co. (AE)                                         9,000      236
Comfort Systems USA, Inc. (AE)                                   14,500      111

26 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Constar International, Inc. (AE)                                  7,800       60
Corn Products International, Inc.                                 2,300      123
Crown Holdings, Inc. (AE)                                        15,700      216
Cytec Industries, Inc.                                           11,000      566
Drew Industries, Inc. (AE)                                        1,100       40
Dycom Industries, Inc. (AE)                                       8,900      272
Ennis, Inc.                                                       1,700       33
Florida Rock Industries, Inc.                                     3,400      202
FMC Corp. (AE)                                                    2,400      116
Georgia Gulf Corp.                                                9,400      468
Glatfelter                                                       12,700      194
Gold Kist, Inc. (AE)(N)                                          15,500      211
Granite Construction, Inc.                                        7,100      189
Greif, Inc. Class A                                                 100        6
Harsco Corp.                                                      4,800      268
Hecla Mining Co. (AE)                                             7,500       44
Hercules, Inc. (AE)                                              16,600      246
Hughes Supply, Inc.                                              26,500      857
Human Genome Sciences, Inc. (AE)                                  4,300       52
ICOS Corp. (AE)                                                   6,000      170
Incyte Corp. (AE)                                                 4,600       46
Insituform Technologies, Inc. Class A (AE)                       14,100      320
Jacuzzi Brands, Inc. (AE)                                        20,800      181
Jermyn Investments (AE)                                          19,400      293
Lafarge North America, Inc.                                       6,100      313
Louisiana-Pacific Corp.                                           4,600      123
Lyondell Chemical Co.                                            11,130      322
Martin Marietta Materials, Inc.                                   7,800      419
Metals USA, Inc. (AE)(N)                                          6,700      124
Mosaic Co. (The) (AE)                                             4,600       75
Myers Industries, Inc.                                              275        3
NCI Building Systems, Inc. (AE)                                   2,500       94
NewMarket Corp. (AE)                                             13,400      267
NS Group, Inc. (AE)                                               4,900      136
NuCo 2, Inc. (AE)(N)                                              2,500       55
Octel Corp.                                                       3,500       73
Oregon Steel Mills, Inc. (AE)                                     6,200      126
Pactiv Corp. (AE)                                                13,100      331
PolyOne Corp. (AE)                                               10,400       94
Pope & Talbot, Inc.                                               3,600       62
Precision Castparts Corp.                                         2,500      164
Quanta Services, Inc. (AE)(N)                                    54,800      438
Ryerson Tull, Inc. (N)                                           32,300      509
Sealed Air Corp. (AE)                                             5,400      288
Seattle Genetics, Inc. (AE)                                       4,100       27
Silgan Holdings, Inc.                                             7,500      457
Sonoco Products Co.                                              10,700      317
Spartech Corp.                                                    8,700      236
Steel Technologies, Inc.                                          2,400       66
Stillwater Mining Co. (AE)                                       15,100      170
Terra Industries, Inc. (AE)(N)                                   34,600      307
Texas Industries, Inc.                                            5,600      349
Trammell Crow Co. (AE)                                            2,000       36
Tredegar Corp.                                                    9,500      192
UAP Holding Corp. (AE)                                           12,000      207
Unifi, Inc. (AE)                                                  8,700       33
URS Corp. (AE)                                                    3,100       99
USEC, Inc.                                                        4,500       44
USG Corp. (AE)(N)                                                16,900      681
Valmont Industries, Inc.                                          1,100       28
Valspar Corp.                                                       600       30
Washington Group International, Inc. (AE)                        10,300      425
Watsco, Inc.                                                      4,200      148
WCI Communities, Inc. (AE)(N)                                     4,600      135
Worthington Industries                                           10,100      198
York International Corp.                                          2,700       93
                                                                          ------
                                                                          17,822
                                                                          ------
Miscellaneous - 0.6%
Brunswick Corp.                                                  10,300      510
Carlisle Cos., Inc.                                               5,700      370
Trinity Industries, Inc. (N)                                      9,400      320
                                                                          ------
                                                                           1,200
                                                                          ------
Other Energy - 5.1%
Berry Petroleum Co. Class A                                       9,400      448
Cal Dive International, Inc. (AE)                                16,700      681
Callon Petroleum Co. (AE)                                         3,600       52
CARBO Ceramics, Inc.                                                800       55
Cimarex Energy Co. (AE)                                           1,200       45
Consol Energy, Inc.                                               1,400       57
Cooper Cameron Corp. (AE)                                         4,400      237
Denbury Resources, Inc. (AE)                                     12,500      343
Dril-Quip, Inc. (AE)                                              1,300       32
Edge Petroleum Corp. (AE)(N)                                      9,300      136
Encore Acquisition Co. (AE)                                       3,600      126
ENSCO International, Inc.                                         9,700      308
Frontier Oil Corp.                                                2,300       61
Global Industries, Ltd. (AE)                                     16,600      138
Houston Exploration Co. (AE)                                     15,900      895
Hydril (AE)                                                       4,300      196
Input/Output, Inc. (AE)(N)                                        3,900       34
Magnum Hunter Resources, Inc. (AE)                                6,700       86
Nabors Industries, Ltd. (AE)                                      5,200      267
National-Oilwell, Inc. Class C (AE)(N)                           10,400      367

                                                       Aggressive Equity Fund 27

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Newfield Exploration Co. (AE)                                   3,500        207
NRG Energy, Inc. (AE)                                          12,100        436
Oil States International, Inc. (AE)                             8,500        164
Parker Drilling Co. (AE)                                        5,800         23
Patina Oil & Gas Corp.                                         12,600        473
Patterson-UTI Energy, Inc.                                     24,200        471
Penn Virginia Corp.                                             3,700        150
Plains Exploration & Production Co. (AE)                        6,682        174
Pogo Producing Co.                                              7,400        359
Premcor, Inc.                                                   7,200        304
Quicksilver Resources, Inc. (AE)                                3,000        110
Range Resources Corp. (N)                                         900         18
Remington Oil & Gas Corp. (AE)(N)                               1,500         41
Smith International, Inc. (AE)                                  3,900        212
Stone Energy Corp. (AE)                                        10,400        469
Superior Energy Services (AE)                                  14,500        223
Swift Energy Co. (AE)                                           6,083        176
Todco Class A (AE)                                              9,300        171
Unit Corp. (AE)                                                 1,500         57
Universal Compression Holdings, Inc. (AE)                      11,600        405
Veritas DGC, Inc. (AE)                                         28,800        645
Whiting Petroleum Corp. (AE)                                    6,800        206
                                                                          ------
                                                                          10,058
                                                                          ------
Producer Durables - 6.4%
Actuant Corp. Class A (AE)                                      4,200        219
American Tower Corp. Class A (AE)                              13,500        248
AO Smith Corp.                                                  6,300        189
ARGON ST, Inc. (AE)                                             2,300         82
Arris Group, Inc. (AE)                                         42,400        298
Artesyn Technologies, Inc. (AE)                                17,700        200
ASV, Inc. (AE)                                                  3,400        163
Belden CDT, Inc.                                                5,700        132
Blount International, Inc. (AE)                                 4,500         78
Briggs & Stratton Corp.                                         7,200        299
C&D Technologies, Inc.                                          2,900         49
C-COR, Inc. (AE)                                               10,200         95
Centex Corp.                                                      400         24
CNH Global NV                                                   8,540        165
Cognex Corp.                                                    6,200        173
Cohu, Inc.                                                      3,200         59
CTS Corp. (N)                                                   3,400         45
Curtiss-Wright Corp.                                            1,000         57
Cymer, Inc. (AE)                                                8,500        251
Dionex Corp. (AE)                                               1,700         96
Dominion Homes, Inc. (AE)                                         700         18
Duratek, Inc. (AE)                                              8,373        209
ESCO Technologies, Inc. (AE)                                    3,200        245
Exide Technologies (AE)                                         8,000        110
Faro Technologies, Inc. (AE)                                    7,600        237
Flanders Corp. (AE)                                             4,500         43
Gardner Denver, Inc. (AE)                                       9,800        356
Genlyte Group, Inc. (AE)                                        1,400        120
Goodrich Corp.                                                 13,700        447
Graco, Inc.                                                     7,050        263
Hovnanian Enterprises, Inc. Class A (AE)                        1,000         50
IDEX Corp.                                                      8,400        340
Imagistics International, Inc. (AE)                             6,200        209
Interface, Inc. Class A (AE)                                    3,200         32
Joy Global, Inc.                                                8,400        365
Lincoln Electric Holdings, Inc.                                 2,500         86
Manitowoc Co.                                                   5,100        192
Mattson Technology, Inc. (AE)                                  13,000        146
MDC Holdings, Inc.                                              4,820        417
Measurement Specialties, Inc. (AE)(N)                           7,584        193
Mettler Toledo International, Inc. (AE)                         5,800        298
Middleby Corp. (N)                                              1,600         81
Milacron, Inc. (AE)                                            25,545         87
Mine Safety Appliances Co.                                      2,300        117
MTS Systems Corp.                                              10,600        358
NACCO Industries, Inc. Class A                                  2,900        306
Nanometrics, Inc. (AE)(N)                                       3,200         52
Nordson Corp.                                                   3,700        148
Orbital Sciences Corp. (AE)(N)                                  7,500         89
Pall Corp.                                                      9,400        272
Paxar Corp. (AE)                                                3,100         69
Pentair, Inc.                                                   1,680         73
Photon Dynamics, Inc. (AE)(N)                                   9,600        233
Photronics, Inc. (AE)                                           7,200        119
Powerwave Technologies, Inc. (AE)                              10,000         85
RAE Systems, Inc. (AE)(N)                                      30,900        226
Rayovac Corp. (AE)                                                900         28
Rofin-Sinar Technologies, Inc. (AE)                            14,900        633
Roper Industries, Inc.                                          2,000        122
Spatialight, Inc. (AE)(N)                                      42,747        383
Standard-Pacific Corp.                                          6,300        404
Steelcase, Inc. Class A (N)                                     5,600         78
Symmetricom, Inc. (AE)                                         12,800        124
Technical Olympic USA, Inc.                                     2,600         66
Tecumseh Products Co. Class A                                   3,000        143
Teledyne Technologies, Inc. (AE)                                4,600        135
Terex Corp. (AE)                                                4,700        224
Toll Brothers, Inc. (AE)                                        2,000        137
United Defense Industries, Inc. (AE)                            4,000        189

28 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Woodward Governor Co.                                             800         57
Xyratex, Ltd. (AE)                                             16,100        265
                                                                          ------
                                                                          12,601
                                                                          ------
Technology - 14.9%
Acxiom Corp.                                                   14,300        376
ADC Telecommunications, Inc. (AE)                              68,000        182
Aeroflex, Inc. (AE)                                            28,100        341
Agile Software Corp. (AE)                                      48,200        394
Aladdin Knowledge Systems (AE)(N)                               4,300        106
Alliance Semiconductor Corp. (AE)                              12,200         45
Alloy, Inc. (AE)(N)                                             4,300         35
Alvarion, Ltd. (AE)                                             3,300         44
Anixter International, Inc.                                    19,900        716
Anteon International Corp. (AE)                                 5,600        234
Applera Corp. - Applied Biosystems Group                        7,100        148
Applied Micro Circuits Corp. (AE)                              24,700        104
Ariba, Inc. (AE)                                               33,200        551
Ascential Software Corp. (AE)                                  20,400        333
AsiaInfo Holdings, Inc. (AE)                                    4,900         29
ATI Technologies, Inc. (AE)                                    35,200        683
Atmel Corp. (AE)                                               17,900         70
Audible, Inc. (AE)(N)                                           4,600        120
Avaya, Inc. (AE)                                               26,700        459
Avnet, Inc. (AE)                                               15,000        274
Avocent Corp. (AE)                                              5,100        207
AVX Corp. (N)                                                   7,300         92
Business Objects SA - ADR (AE)                                  8,800        223
CACI International, Inc. Class A (AE)                           1,400         95
Cadence Design Systems, Inc. (AE)                               2,900         40
CallWave, Inc. (AE)                                            12,800        198
Ceridian Corp. (AE)                                            11,600        212
Cirrus Logic, Inc. (AE)(N)                                      5,800         32
Cognos, Inc. (AE)                                              10,200        449
CommScope, Inc. (AE)                                           12,700        240
Comtech Telecommunications Corp. (AE)(N)                        8,300        312
Comverse Technology, Inc. (AE)                                 19,100        467
Concurrent Computer Corp. (AE)                                  8,200         23
Cree, Inc. (AE)(N)                                             27,600      1,106
Digi International, Inc.                                        2,600         45
Digital River, Inc. (AE)(N)                                    18,700        778
Diodes, Inc. (AE)                                               8,600        195
Ditech Communications Corp. (AE)                                4,700         70
DRS Technologies, Inc. (AE)(N)                                 12,800        547
E.piphany, Inc. (AE)                                           22,500        109
EDO Corp.                                                       8,300        264
Enterasys Networks, Inc. (AE)                                  23,900         43
Epicor Software Corp. (AE)                                     16,500        233
Equinix, Inc. (AE)(N)                                          15,400        658
Fairchild Semiconductor International, Inc. (AE)               15,200        247
Filenet Corp. (AE)                                              5,000        129
Formfactor, Inc. (AE)                                           7,600        206
Gateway, Inc. (AE)                                             36,900        222
ID Systems, Inc. (AE)(N)                                       13,900        259
II-VI, Inc.                                                     9,200        391
Imergent, Inc. (AE)                                             9,700        147
Infocrossing, Inc. (AE)(N)                                     10,900        185
InFocus Corp. (AE)                                             19,300        177
Informatica Corp. (AE)                                         29,200        237
Ingram Micro, Inc. Class A (AE)                                27,400        570
Innovative Solutions & Support, Inc. (AE)(N)                   10,253        342
Integrated Device Technology, Inc. (AE)                        41,700        482
Intergraph Corp. (AE)                                          12,900        347
International Rectifier Corp. (AE)                              3,800        169
Internet Security Systems (AE)                                 19,300        449
Intersil Corp. Class A                                         14,400        241
Interwoven, Inc. (AE)                                           3,200         35
Jupitermedia Corp. (AE)                                        17,700        421
Keane, Inc. (AE)                                               11,500        169
Keynote Systems, Inc. (AE)                                     10,300        143
Kongzhong Corp. Class R (AE)(N)                                16,300        157
LeCroy Corp. (AE)                                               1,000         23
Lions Gate Entertainment Corp. (AE)(N)                         18,000        191
M-Systems Flash Disk Pioneers (AE)(N)                           7,200        142
Macromedia, Inc. (AE)                                          13,000        405
Macrovision Corp. (AE)                                          4,000        103
Manhattan Associates, Inc. (AE)                                 4,600        110
Matrixone, Inc. (AE)                                           73,700        483
Maxtor Corp. (AE)                                              62,800        333
MEMC Electronic Materials, Inc. (AE)                           12,600        167
Mercury Computer Systems, Inc. (AE)                            12,900        383
Mercury Interactive Corp. (AE)                                  5,100        232
Methode Electronics, Inc.                                      17,100        220
Micros Systems, Inc. (AE)                                       4,900        383
Microsemi Corp. (AE)                                           10,900        189
Moldflow Corp. (AE)                                             2,200         35
MRV Communications, Inc. (AE)(N)                               22,300         82
MSC.Software Corp. (AE)(N)                                     13,100        137
Multi-Fineline Electronix, Inc. (AE)(N)                         9,600        175
National Instruments Corp.                                      2,750         75
Novatel Wireless, Inc. (AE)(N)                                  6,700        130
Nvidia Corp. (AE)                                               1,500         35
Open Solutions, Inc. (AE)                                      17,650        458

                                                       Aggressive Equity Fund 29

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                             Principal    Market
                                                            Amount ($)    Value
                                                             or Shares      $
--------------------------------------------------------------------------------
Oplink Communications, Inc. (AE)                               10,200         20
Parametric Technology Corp. (AE)                               41,400        244
Pec Solutions, Inc. (AE)(N)                                     3,700         52
PerkinElmer, Inc.                                              15,700        353
Pinnacle Systems, Inc. (AE)                                    13,500         82
PMC - Sierra, Inc. (AE)                                        11,500        129
Quantum Corp. (AE)(N)                                          79,600        209
Quest Software, Inc. (AE)                                      14,700        235
Radisys Corp. (AE)                                              7,600        149
RADWARE, Ltd. (AE)                                              3,000         78
Redback Networks, Inc. (AE)(N)                                  9,800         53
Sandisk Corp. (AE)                                              2,900         72
Sapient Corp. (AE)                                             10,500         83
Scansource, Inc. (AE)                                           1,900        118
Seachange International, Inc. (AE)(N)                          10,400        181
Semtech Corp. (AE)                                             14,500        317
Siebel Systems, Inc. (AE)                                      28,700        301
Sigmatel, Inc. (AE)                                            10,050        357
Silicon Image, Inc. (AE)                                       14,000        230
SimpleTech, Inc. (AE)                                           5,200         24
Skyworks Solutions, Inc. (AE)                                  15,000        141
Spectrasite, Inc. (AE)                                          7,700        446
SS&C Technologies, Inc.                                        13,700        283
Stratasys, Inc. (AE)                                            3,400        114
Sycamore Networks, Inc. (AE)                                   10,200         41
SYKES Enterprises, Inc. (AE)                                    2,200         15
Symbol Technologies, Inc.                                      17,100        296
Synaptics, Inc. (AE)                                            2,500         76
SYNNEX Corp. (AE)                                               1,600         39
Tekelec (AE)                                                    7,000        143
Tellabs, Inc. (AE)                                             12,100        104
TIBCO Software, Inc. (AE)                                      12,800        171
Transaction Systems Architects, Inc. Class A (AE)               4,000         79
Unisys Corp. (AE)                                              17,400        177
Utstarcom, Inc. (AE)(N)                                         6,600        146
Verity, Inc. (AE)                                               6,300         83
WatchGuard Technologies (AE)                                    2,300         10
Wavecom SA - ADR (AE)                                          10,800         78
WebMethods, Inc. (AE)                                           3,000         22
Websense, Inc. (AE)                                            21,500      1,091
Western Digital Corp. (AE)                                     22,200        241
Zhone Technologies, Inc. (AE)                                  10,400         27
                                                                         -------
                                                                          29,208
                                                                         -------
Utilities - 3.2%
AGL Resources, Inc.                                             8,200        273
Allete, Inc.                                                    1,900         70
Aquila, Inc. (AE)(N)                                           64,600        238
Avista Corp.                                                    2,000         35
Boston Communications Group (AE)                                4,800         44
Centerpoint Energy, Inc.                                        9,800        111
CMS Energy Corp. (AE)                                          13,000        136
Commonwealth Telephone Enterprises, Inc. (AE)                   3,300        164
Dobson Communications Corp. Class A (AE)                       16,500         29
Energen Corp.                                                  11,300        666
Laclede Group, Inc. (The)                                       1,000         31
MDU Resources Group, Inc.                                       8,200        219
NII Holdings, Inc. (AE)(N)                                      1,800         86
Northeast Utilities                                            40,300        760
Northwest Natural Gas Co.                                       1,700         57
NSTAR                                                           4,700        255
OGE Energy Corp.                                                8,700        231
Pinnacle West Capital Corp.                                     2,800        124
PTEK Holdings, Inc. (AE)                                       18,300        196
Quantum Fuel Systems Technologies Worldwide, Inc. (AE)(N)       3,500         21
SEMCO Energy, Inc.                                              3,900         21
Sierra Pacific Resources (AE)(N)                               44,400        466
South Jersey Industries, Inc.                                     800         42
Southwest Gas Corp.                                             2,100         53
Southwestern Energy Co. (AE)                                    3,300        167
Ubiquitel, Inc. (AE)                                            9,800         70
UGI Corp.                                                      13,800        565
UnitedGlobalCom, Inc. Class A (AE)(N)                          25,900        250
US Cellular Corp. (AE)                                         11,000        492
USA Mobility, Inc. (AE)                                         1,700         60
Western Gas Resources, Inc.                                     1,300         38
Western Wireless Corp. Class A (AE)                             3,100         91
WGL Holdings, Inc.                                              2,800         86
WPS Resources Corp.                                               100          6
                                                                         -------
                                                                           6,153
                                                                         -------

Total Common Stocks
(cost $153,430)                                                          187,051
                                                                         -------

30 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                            Principal    Market
                                                           Amount ($)     Value
                                                            or Shares       $
--------------------------------------------------------------------------------
Short-Term Investments - 4.5%
Frank Russell Investment Company Money Market Fund          8,047,000     8,047
United States Treasury Bill (z)(S) 2.244% due 03/17/05            700       696
                                                                        -------
Total Short-Term Investments
(cost $8,744)                                                             8,743
                                                                        -------
Warrants & Rights - 0.0%
Dime Bancorp.
   2005 Warrants (AE)                                          35,400         6
                                                                        -------
Total Warrants & Rights
(cost $8)                                                                     6
                                                                        -------
Other Securities - 11.3%
State Street Securities Lending Quality Trust (X)          22,022,331    22,022
                                                                        -------
Total Other Securities
(cost $22,022)                                                           22,022
                                                                        -------
Total Investments - 111.4%
(identified cost $184,204)                                              217,822

Other Assets and Liabilities,
Net - (11.4%)                                                           (22,239)
                                                                        -------
Net Assets - 100.0%                                                     195,583
                                                                        =======

  See accompanying notes which are an integral part of the financial statements.

                                                       Aggressive Equity Fund 31

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands

                                                                    Unrealized
                                                        Notional   Appreciation
Futures Contracts                                        Amount   (Depreciation)
(Number of Contracts)                                       $            $
--------------------------------------------------------------------------------
Long Positions
Russell 2000 E-Mini Index expiration date 03/05 (100)     6,540         261
Russell 2000 Index expiration date 03/05 (2)                654          14
S&P 500 E-Mini Index expiration date 03/05 (1)               61           1
S&P 500 Index expiration date 03/05 (4)                   1,214           6
                                                                        ---
Total Unrealized Appreciation (Depreciation) on Open
   Futures Contracts                                                    282
                                                                        ===

                                                                           % of
Portfolio Summary                                                           Net
(Unaudited)                                                               Assets
--------------------------------------------------------------------------------
Auto and Transportation                                                     5.3
Consumer Discretionary                                                     19.0
Consumer Staples                                                            1.9
Financial Services                                                         19.4
Health Care                                                                10.7
Materials and Processing                                                    9.1
Miscellaneous                                                               0.6
Other Energy                                                                5.1
Producer Durables                                                           6.4
Technology                                                                 14.9
Utilities                                                                   3.2
Short-Term Investments                                                      4.5
Warrants & Rights                                                            --*
Other Securities                                                           11.3
                                                                          -----
Total Investments                                                         111.4
Other Assets and Liabilities, Net                                         (11.4)
                                                                          -----
Net Assets                                                                100.0
                                                                          =====
Futures Contracts                                                           0.1

* Less than .05%

See accompanying notes which are an integral part of the financial statements.

32 Aggressive Equity Fund

Russell Investment Funds
Non-U.S. Fund

Portfolio Management Discussion -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------

                             [GRAPHIC APPEARS HERE]

--------------------------------------
Non-U.S. Fund
--------------------------------------
Periods Ended   Growth of      Total
   12/31/04      $10,000      Return
-------------   ---------   ----------

1 Year           $11,830     18.30%
5 Years          $ 9,295    (1.45)%(S)
Inception        $14,043      4.34%(S)

--------------------------------------
MSCI EAFE Index
--------------------------------------
Periods Ended   Growth of      Total
   12/31/04      $10,000      Return
-------------   ---------   ----------
1 Year           $12,070     20.70%
5 Years          $ 9,605    (0.80)%(S)
Inception        $15,015      5.21%(S)

                                                                Non-U.S. Fund 33

Russell Investment Funds
Non-U.S. Fund

Portfolio Management Discussion, continued -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------
What is the Fund's investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2004?

For the fiscal year ended December 31, 2004, the Non-U.S. Fund gained 18.30%. This compared to its benchmark, the MSCI EAFE Index, which gained 20.70%. The Fund's performance is net of operating expenses of 1.15%. Index returns do not reflect deduction for fees or expenses. Index returns do not include fair valuation adjustments which may be included in fund returns.

How did the market conditions, as described starting on page 4 of this report, affect the Fund's performance?

The Fund's money managers maintained investment disciplines. The money managers' analysis of fundamentals frequently supported continued investment in companies they believed most likely to benefit from improving economic trends. Money managers often favored companies undergoing restructuring activity which they believed would lead to market recognition. Money managers increased exposure to Japan over the course of the year, moving from a modest underweight to a modest overweight. Investments in the markets of the Pacific region, particularly in Hong Kong-listed companies, were generally predicated on the expectation that recovering U.S. economic activity and strong growth in China would lead to earnings-driven gains in the Pacific region markets. The Fund's more momentum-driven money managers, whose strategies rely on positive (or negative) pricing trends as a signal of the market's increased (or decreased) interest in a stock, country or sector, rotated into several stocks and/or sectors experiencing positive pricing trends. However, frequent rotations in market leadership in response to new developments, including economic and political news, proved frustrating for momentum-driven decisions. This environment was not favorable for investment strategies relying on the persistence of price movements. This had a particularly negative affect on Oechsle's results during the year, but also negatively impacted the other money managers' results to a lesser degree.

What were the primary contributors and detractors to the Fund's performance during the last 12 months?

The Fund's emphasis on stocks with above-average forecasted long-term earnings growth and positive price momentum proved ineffective and detracted from Fund performance relative to benchmark. This was reflected in the Fund's limited effectiveness in stock selection, which accounted for most of the Fund's shortfall relative to the benchmark. However, sector and country allocations also contributed to the Fund's underperformance. From a sector perspective, an underweight to utilities and consumer staples stocks, and a modest overweight to the technology sector contributed to the underperformance relative to the benchmark. In addition, the Fund's overweight to more cyclical regions, Hong Kong and Japan in particular, and underweight to Australia and the United Kingdom were also detractors from performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund maintained a style-balanced profile over the period. This proved critical given the poor market climate for growth style investing. Growth stocks generally lagged value stocks during the year. The MSCI EAFE Value Index gained 24.88% in US dollars and the MSCI EAFE Growth Index gained 16.48% for the year ended December 31, 2004.

Strategic constraints on the Fund's country and sector positioning limited the impact on Fund results. From a country perspective, underweight positions in Australia and Austria resulted in an opportunity cost given strong gains in these two markets. An overweight position in Germany also detracted from Fund performance given that market's weak performance.

Overall sector positioning had a positive impact on performance.

Describe any changes to the Fund's structure or the money manager line-up.

The assignment for Oechsle International Advisors, LLC, one of the Fund's growth-oriented money managers, was changed in June from a moderate-risk investment strategy to a more concentrated, aggressive investment strategy. This change was made to attempt to capitalize on the strengths of Oechsle's research and to shift reliance for investment decision-making from a team of Oechsle's investment professionals to a single key individual.

34 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Portfolio Management Discussion, continued -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------

----------------------------------------------------------
Money Managers
as of December 31, 2004                    Styles
----------------------------------------------------------
AQR Capital Management, LLC                Market-Oriented
Fidelity Management & Research Company     Market-Oriented
Oechsle International Advisors, LLC        Growth
The Boston Company Asset Management, LLC   Value

                                   ----------
* The Fund commenced operations on January 2, 1997. Index comparison began January 1, 1997.

**   Morgan Stanley Capital International Europe, Australia, Far East (MSCI
     EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

                                                                Non-U.S. Fund 35

Russell Investment Funds
Non-U.S. Fund

Shareholder Expense Example -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------
Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Hypothetical
                                                Performance
                                  Actual        (5% return
                               Performance   before expenses)
                               -----------   ----------------
Beginning Account Value
July 1, 2004                    $1,000.00        $1,000.00
Ending Account Value
December 31, 2004               $1,133.40        $1,019.22
Expenses Paid During Period*    $    6.17        $    5.84

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

36 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Common Stocks - 92.7%
Australia - 2.8%
Amcor, Ltd.                                                      96,322      555
AMP Ltd.                                                         43,000      245
Ansell, Ltd.                                                        100        1
Australia & New Zealand Banking Group, Ltd.                      28,817      465
Australian Gas Light Co., Ltd.                                    1,800       19
AXA Asia Pacific Holdings, Ltd.                                  13,600       44
BHP Billiton, Ltd.                                               58,064      698
Billabong International, Ltd. (N)                                10,100       91
BlueScope Steel, Ltd.                                             9,400       61
Boral, Ltd.                                                       9,300       50
Brambles Industries, Ltd.                                         2,100       11
CFS Gandel Retail Trust                                          23,400       29
Coca-Cola Amatil, Ltd.                                            2,300       15
Coles Myer, Ltd.                                                  6,800       53
Commonwealth Bank of Australia                                    8,400      211
Commonwealth Property Office Fund                                18,200       18
ConnectEast Group (AE)                                           54,566       29
CSL, Ltd.                                                        11,002      252
CSR, Ltd.                                                        24,300       51
David Jones, Ltd. (N)                                            23,600       41
DB RREEF Trust                                                   11,647       12
Foster's Group, Ltd.                                             76,743      348
Futuris Corp., Ltd.                                               6,700       11
General Property Trust                                           30,500       89
Iluka Resources, Ltd.                                             4,300       21
ING Industrial Fund                                              10,200       17
Insurance Australia Group, Ltd.                                  14,600       74
Lend Lease Corp., Ltd.                                              600        6
Lion Nathan, Ltd.                                                 6,300       42
Macquarie Bank, Ltd.                                              6,400      233
Macquarie Goodman Industrial Trust                                1,400        3
Macquarie Infrastructure Group                                    6,200       17
National Australia Bank, Ltd.                                    43,275      978
Newcrest Mining, Ltd.                                               100        1
OneSteel, Ltd.                                                   20,900       42
Orica, Ltd.                                                       3,600       57
Origin Energy, Ltd.                                               5,600       30
PaperlinX, Ltd.                                                  26,500       98
Promina Group, Ltd.                                              68,188      289
Publishing & Broadcasting, Ltd.                                   6,720       92
QBE Insurance Group, Ltd.                                        27,835      335
Rinker Group, Ltd.                                               27,736      232
Rio Tinto, Ltd.                                                     800       25
Santos, Ltd.                                                      4,000       27
Sons of Gwalia, Ltd. (A)                                          8,400       --
Stockland                                                         8,900       42
Suncorp-Metway, Ltd.                                              3,800       52
TABCORP Holdings, Ltd.                                            2,340       32
Telstra Corp., Ltd.                                               5,300       20
Wesfarmers, Ltd.                                                  1,900       59
Westfield Group (AE)(N)                                          41,656      536
Westpac Banking Corp.                                            11,900      182
WMC Resources, Ltd.                                              29,100      165
Woodside Petroleum, Ltd.                                          2,100       33
Woolworths, Ltd.                                                  3,300       39
                                                                          ------
                                                                           7,178
                                                                          ------
Belgium - 1.0%
Belgacom SA (AE)                                                 12,000      519
Colruyt SA                                                        2,433      395
Compagnie Maritime Belge SA (N)                                     500       14
Delhaize Group                                                      800       61
Dexia (N)                                                         3,300       76
Electrabel (N)                                                      107       48
Euronav NV (N)                                                      600       16
Fortis                                                           33,420      925
KBC Bancassurance Holding                                         1,000       77
Mobistar SA (AE)                                                  3,800      356
Solvay SA Class A                                                   500       55
Umicore                                                             100        9
                                                                          ------
                                                                           2,551
                                                                          ------
Brazil - 0.3%
Petroleo Brasileiro SA - ADR (N)                                 10,320      414
Telecomunicacoes Brasileiras SA - ADR (N)                        12,400      399
                                                                          ------
                                                                             813
                                                                          ------
China - 0.5%
China Petroleum & Chemical Corp. Class A                      1,692,000      691
PetroChina Co., Ltd.                                          1,324,000      707
ZTE Corp. Class H                                                 7,000       23
                                                                          ------
                                                                           1,421
                                                                          ------
Denmark - 0.6%
AP Moller - Maersk A/S Class B                                        1        8
Danske Bank A/S                                                  28,190      864
East Asiatic Co., Ltd. A/S                                          600       31
ISS A/S                                                           2,900      162
Novo-Nordisk A/S Class B                                          8,484      464

                                                                Non-U.S. Fund 37

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
TDC A/S                                                           1,500       64
William Demant Holding (AE)                                         400       19
                                                                          ------
                                                                           1,612
                                                                          ------
Finland - 1.1%
Elisa Corp. Class S (AE)                                            600       10
Fortum OYJ                                                       42,600      789
Kone OYJ Class B                                                    200       16
M-real OYJ Class S                                               82,600      528
Nokia OYJ                                                        26,700      422
Nokia OYJ - ADR (N)                                              20,408      322
Nokian Renkaat OYJ                                                  200       30
Orion OYJ Class B                                                 2,300       37
Sampo OYJ                                                         4,800       66
Stora Enso OYJ Class R                                              300        5
UPM-Kymmene OYJ                                                  26,369      586
                                                                          ------
                                                                           2,811
                                                                          ------
France - 9.5%
Alcatel SA (AE)                                                     100        2
AXA (N)                                                          25,589      632
BNP Paribas (N)                                                  30,084    2,180
Carrefour SA (N)                                                 18,950      903
Christian Dior SA                                                 3,300      224
Cie de Saint-Gobain (N)                                           4,700      283
CNP Assurances (N)                                                5,910      423
Credit Agricole SA                                               15,363      464
Eiffage                                                             166       19
France Telecom SA                                                59,033    1,955
Groupe Danone                                                        60        6
L'Oreal SA                                                       13,677    1,038
Lafarge SA (N)                                                   13,302    1,284
Lagardere S.C.A. (N)                                             12,557      906
Pernod-Ricard (N)                                                 8,240    1,262
Peugeot SA (N)                                                    5,700      362
Renault SA                                                          800       67
Sanofi-Aventis                                                   26,441    2,113
Schneider Electric SA (N)                                        10,290      716
Societe Assurances Generales de France                            1,000       75
Societe BIC SA (N)                                                  800       40
Societe Generale (N)                                              7,800      789
Suez SA (N)                                                       9,800      261
Thomson (N)                                                      22,471      594
Total SA (N)                                                     16,121    3,521
Total SA - ADR                                                    8,716      952
Valeo SA (N)                                                     19,200      804
Vinci SA (N)                                                      1,900      255
Vivendi Universal SA (AE)                                        73,565    2,349
Zodiac SA                                                         1,200       56
                                                                          ------
                                                                          24,535
                                                                          ------
Germany - 5.2%
Adidas-Salomon AG (N)                                             7,107    1,147
Allianz AG                                                        8,300    1,101
AMB Generali Holding AG                                             300       24
BASF AG                                                           2,600      187
Bayer AG                                                          2,000       68
Bayerische Hypo-und Vereinsbank AG                                2,400       54
Celesio AG                                                        2,600      211
Commerzbank AG (AE)                                               3,300       68
Continental AG                                                    9,900      629
DaimlerChrysler AG                                                2,600      125
Deutsche Bank AG                                                  6,089      541
Deutsche Boerse AG                                               13,687      824
Deutsche Lufthansa AG                                            30,477      437
Deutsche Post AG                                                 47,140    1,083
Deutsche Postbank AG                                              7,300      322
Deutsche Telekom AG (AE)                                         55,000    1,245
E.ON AG                                                          17,693    1,613
Fresenius Medical Care AG                                         2,200      177
Hannover Rueckversicherung AG                                     2,500       98
Heidelberger Druckmaschinen (AE)(N)                              10,000      340
Infineon Technologies AG (AE)                                     6,600       72
KarstadtQuelle AG (N)                                            31,888      329
MAN AG                                                            7,700      297
Medion AG (N)                                                     7,500      158
Merck KGaA                                                        4,400      303
Metro AG (N)                                                      1,700       93
MG Technologies AG (AE)                                           1,200       14
MLP AG (N)                                                          600       12
Muenchener Rueckversicherungs AG                                    940      116
Puma AG Rudolf Dassler Sport                                      1,035      285
SAP AG                                                              192       34
Schering AG                                                       1,712      128
Siemens AG                                                        4,100      348
ThyssenKrupp AG                                                   3,000       66
TUI AG                                                            8,800      208
Volkswagen AG (N)                                                17,300      784
                                                                          ------
                                                                          13,541
                                                                          ------

38 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Greece - 0.4%
Cosmote Mobile Telecommunications SA                             17,100      342
EFG Eurobank Ergasias SA                                         11,700      402
OPAP SA                                                          14,250      394
                                                                          ------
                                                                           1,138
                                                                          ------
Hong Kong - 1.2%
Bank of East Asia, Ltd.                                         147,145      457
BOC Hong Kong Holdings, Ltd. (N)                                 22,000       42
Cathay Pacific Airways, Ltd.                                     12,000       23
Cheung Kong Holdings, Ltd.                                       29,000      290
China Mobile Hong Kong, Ltd.                                    141,000      478
Citic Pacific, Ltd.                                              39,500      112
CLP Holdings, Ltd.                                               35,500      204
Esprit Holdings, Ltd.                                            25,000      151
Giordano International, Ltd.                                      4,000        2
Hang Seng Bank, Ltd.                                              2,800       39
Henderson Land Development Co., Ltd. (N)                          3,000       16
HongKong Electric Holdings                                        9,000       41
Hopewell Holdings                                                15,000       38
Hutchison Telecommunications International, Ltd. (AE)            20,000       18
Hutchison Whampoa, Ltd.                                          33,000      309
Kerry Properties, Ltd.                                           13,500       29
Li & Fung, Ltd.                                                  42,000       71
MTR Corp.                                                        18,500       30
New World Development, Ltd.                                      30,000       34
Orient Overseas International, Ltd.                               8,000       30
PCCW, Ltd.                                                      278,000      176
Shangri-La Asia, Ltd. (N)                                        14,000       21
Sino Land Co.                                                    16,000       16
Sun Hung Kai Properties, Ltd.                                     5,000       50
Swire Pacific, Ltd.                                              26,000      217
Techtronic Industries Co.                                        43,000       94
Wharf Holdings, Ltd.                                             41,000      143
                                                                          ------
                                                                           3,131
                                                                          ------
Indonesia - 0.3%
Telekomunikasi Indonesia Tbk PT - ADR                            11,905      248
Telekomunikasi Indonesia Tbk PT                                 939,500      488
                                                                          ------
                                                                             736
                                                                          ------
Ireland - 0.7%
Bank of Ireland                                                  70,888    1,172
CRH PLC                                                          23,200      621
                                                                          ------
                                                                           1,793
                                                                          ------
Italy - 5.0%
Arnoldo Mondadori Editore SpA                                     6,200       72
Autostrade SpA                                                   18,200      487
Banca Intesa SpA (N)                                             80,303      386
Banche Popolari Unite SCRL                                       18,583      378
Banco Popolare di Verona e Novara SCRL (AE)                      29,370      597
Benetton Group SpA (N)                                           27,455      363
Enel SpA                                                        110,317    1,084
ENI SpA (N)                                                     169,427    4,242
Finmeccanica SpA                                                672,140      609
Fondiaria-Sai SpA (N)                                             7,600      205
Gruppo Editoriale L'Espresso SpA (N)                              3,100       19
Hera SpA                                                         18,300       53
Italcementi SpA (N)                                               9,300      150
Lottomatica SpA                                                   1,800       66
Mediaset SpA                                                     18,300      232
Milano Assicurazioni SpA                                         10,500       59
Parmalat Finanziaria SpA (AE)                                    12,500        2
Pirelli & C SpA                                                  10,800       15
Riunione Adriatica di Sicurta SpA                                15,562      352
Sanpaolo IMI SpA                                                 11,905      171
Snam Rete Gas SpA                                                59,400      346
Telecom Italia Media SpA (AE)(N)                                 71,400       32
Telecom Italia SpA                                              501,245    1,864
UniCredito Italiano SpA                                         182,100    1,047
                                                                          ------
                                                                          12,831
                                                                          ------
Japan - 21.6%
77 Bank, Ltd. (The)                                              85,200      599
Acom Co., Ltd.                                                      430       32
Aeon Co., Ltd.                                                   13,100      219
Aiful Corp.                                                         300       33
Aioi Insurance Co., Ltd.                                         15,000       69
Aisin Seiki Co., Ltd.                                            10,900      276
All Nippon Airways Co., Ltd. (N)                                  9,000       31
Alps Electric Co., Ltd.                                          26,900      401
Amano Corp.                                                       2,000       20
Aoyama Trading Co., Ltd.                                            500       14
Arrk Corp.                                                        2,700      111
Asahi Breweries, Ltd. (N)                                         4,500       56
Asahi Glass Co., Ltd.                                            37,000      408
Asahi Kasei Corp.                                                 9,000       45

                                                                Non-U.S. Fund 39

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Autobacs Seven Co., Ltd. (N)                                       600        18
Bandai Visual Co., Ltd.                                              4        11
Bank of Fukuoka, Ltd. (The)                                      2,000        13
Bank of Yokohama, Ltd. (The)                                    11,000        69
Benesse Corp.                                                      800        28
Bridgestone Corp.                                               14,000       279
Canon, Inc.                                                     27,500     1,484
Central Glass Co., Ltd.                                          4,000        28
Chiba Bank, Ltd. (The)                                          11,000        74
Chubu Electric Power Co., Inc.                                   5,300       127
Citizen Watch Co., Ltd.                                          8,000        77
Cosmo Oil Co., Ltd.                                             15,000        44
Credit Saison Co., Ltd.                                         23,900       870
CSK Corp.                                                          400        18
D&M Holdings, Inc. (AE)                                         20,000        49
Dai Nippon Printing Co., Ltd.                                    1,000        16
Daihatsu Motor Co., Ltd.                                         5,000        40
Daiichi Pharmaceutical Co., Ltd.                                   400         9
Daikin Industries, Ltd.                                          6,400       185
Daimaru, Inc.                                                    6,000        49
Dainippon Ink and Chemicals, Inc.                                2,000         5
Dainippon Pharmaceutical Co., Ltd.                               1,000        10
Dainippon Screen Manufacturing Co., Ltd.                         7,000        43
Daito Trust Construction Co., Ltd.                                 800        38
Daiwa House Industry Co., Ltd.                                  18,000       205
Daiwa Securities Group, Inc.                                    40,000       289
Dentsu, Inc.                                                       163       439
Disco Corp.                                                        100         5
Don Quijote Co., Ltd. (N)                                        2,400       122
eAccess, Ltd. (AE)                                                  25        22
East Japan Railway Co.                                              72       401
Eisai Co., Ltd.                                                  1,100        36
FamilyMart Co., Ltd.                                             1,000        29
Fast Retailing Co., Ltd.                                         3,100       236
Fuji Electric Holdings Co., Ltd.                                 4,000        11
Fuji Heavy Industries, Ltd.                                     80,400       392
Fuji Machine Manufacturing Co., Ltd.                             4,800        47
Fuji Photo Film Co., Ltd.                                       19,100       697
Fujisawa Pharmaceutical Co., Ltd.                                  700        19
Fujitsu, Ltd.                                                   48,000       312
Funai Electric Co., Ltd.                                         3,300       410
Global Media Online, Inc.                                          800        19
Hachijuni Bank, Ltd. (The)                                       2,000        14
Hankyu Department Stores                                         3,000        22
HIS Co., Ltd.                                                    4,300        84
Hitachi Cable, Ltd.                                             16,000        75
Hitachi Chemical Co., Ltd.                                       2,900        52
Hitachi Kokusai Electric, Inc.                                   8,000        70
Hitachi Software Engineering Co., Ltd.                             300         7
Hitachi Zosen Corp. (AE)                                        14,000        21
Hitachi, Ltd.                                                   19,000       132
Hokkaido Electric Power Co., Inc.                                1,300        26
Hokuhoku Financial Group, Inc.                                  38,000       104
Honda Motor Co., Ltd.                                           26,400     1,368
Hoya Corp.                                                       2,100       237
Isuzu Motors, Ltd. (AE)(N)                                      19,000        56
Ito-Yokado Co., Ltd.                                             6,400       269
Itochu Corp.                                                    16,000        74
Japan Radio Co., Ltd. (AE)(N)                                   12,000        46
Japan Tobacco, Inc.                                                 18       206
JFE Holdings, Inc.                                               3,700       106
Joyo Bank, Ltd. (The)                                            8,000        39
Kadokawa Holdings, Inc.                                          4,800       199
Kamigumi Co., Ltd. (N)                                          14,000       112
Kaneka Corp.                                                    13,000       147
Kansai Electric Power Co., Inc. (The)                            9,300       189
Kao Corp.                                                       24,000       614
Kawasaki Heavy Industries, Ltd. (N)                             14,000        23
Kawasaki Kisen Kaisha, Ltd.                                     10,000        64
KDDI Corp.                                                         172       927
Keihin Corp.                                                     1,400        23
Keio Electric Railway Co., Ltd.                                 12,000        70
Keyence Corp.                                                      600       134
Kobe Steel, Ltd.                                                 5,000         8
Koei Co., Ltd.                                                   3,400        85
Komatsu, Ltd.                                                    3,000        21
Konica Minolta Holdings, Inc.                                   30,000       398
Kubota Corp.                                                    14,000        69
Kuraray Co., Ltd.                                               44,700       401
Kyocera Corp.                                                    1,600       123
Kyushu Electric Power Co., Inc.                                  4,000        81
Lawson, Inc.                                                    12,600       465
Leopalace21 Corp.                                                  500         9
Livedoor Co., Ltd. (AE)                                          1,243         5
Mabuchi Motor Co., Ltd.                                          8,300       599
Makita Corp. (N)                                                 3,000        52
Mars Engineering Corp.                                           2,200        74
Marubeni Corp.                                                  27,000        75
Matsumotokiyoshi Co., Ltd.                                      16,700       476
Matsushita Electric Industrial Co., Ltd.                        35,000       555
MEDICEO Holdings Co., Ltd. (N)                                     500         6
Meiji Dairies Corp.                                              8,000        47
Meitec Corp.                                                     2,500        93
Millea Holdings, Inc.                                                7       104
Minebea Co., Ltd.                                              119,000       519
Mitsubishi Chemical Corp.                                       21,000        64
Mitsubishi Corp.                                                 4,700        61

40 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Mitsubishi Electric Corp.                                       14,000        69
Mitsubishi Estate Co., Ltd.                                    112,000     1,312
Mitsubishi Gas Chemical Co., Inc.                                4,000        19
Mitsubishi Heavy Industries, Ltd.                               22,000        62
Mitsubishi Materials Corp.                                       7,000        15
Mitsubishi Rayon Co., Ltd.                                      43,000       157
Mitsubishi Securities Co., Ltd. (N)                             16,000       175
Mitsubishi Tokyo Financial Group, Inc.                             160     1,624
Mitsui & Co., Ltd.                                              36,000       323
Mitsui Engineering & Shipbuilding Co., Ltd.                     21,000        36
Mitsui Fudosan Co., Ltd.                                        25,000       304
Mitsui OSK Lines, Ltd.                                          16,000        96
Mitsui Sumitomo Insurance Co., Ltd.                              8,000        69
Mitsui Trust Holdings, Inc.                                     12,000       120
Mizuho Financial Group, Inc.                                       149       750
Murata Manufacturing Co., Ltd.                                   8,400       470
Namco, Ltd.                                                      2,000        26
NEC Corp.                                                       33,000       205
NEC System Intergration & Construction, Ltd.                       700         6
NET One Systems Co., Ltd.                                           43       179
Nichirei Corp.                                                   1,000         4
Nidec Copal Corp. (N)                                            4,100        65
Nidec Corp.                                                      1,200       146
Nikko Cordial Corp.                                              5,000        27
Nintendo Co., Ltd.                                                 400        50
Nippon Electric Glass Co., Ltd. (N)                              8,000       205
Nippon Express Co., Ltd.                                       184,600       910
Nippon Kayaku Co., Ltd.                                          1,000         6
Nippon Light Metal Co., Ltd. (N)                                24,000        61
Nippon Mining Holdings, Inc.                                     3,000        14
Nippon Oil Corp.                                                32,000       205
Nippon Steel Corp.                                             109,000       267
Nippon Telegraph & Telephone Corp.                                 150       673
Nippon Yusen Kabushiki Kaisha                                    6,000        32
Nishi-Nippon City Bank, Ltd. (The)                              39,000       150
Nissan Motor Co., Ltd.                                          13,300       145
Nissen Co., Ltd.                                                 3,800        51
Nisshin Steel Co., Ltd.                                         26,000        60
Nisshinbo Industries, Inc.                                       2,000        15
Nitto Denko Corp.                                                7,200       395
NOK Corp.                                                        6,900       216
Nomura Holdings, Inc.                                           11,000       160
NS Solutions Corp.                                               2,800        77
NSK, Ltd.                                                        4,000        20
NTT DoCoMo, Inc.                                                    46        85
Obayashi Corp.                                                   3,000        19
OJI Paper Co., Ltd.                                              7,000        40
Olympus Corp.                                                   20,900       446
Ono Pharmaceutical Co., Ltd.                                       400        22
ORIX Corp.                                                      15,600     2,119
Parco Co., Ltd.                                                 11,000        65
Promise Co., Ltd.                                                  250        18
Rengo Co., Ltd.                                                  2,000         9
Renown D'urban Holdings, Inc. (AE)                               4,100        35
Resona Holdings, Inc.                                           14,000        28
Ricoh Co., Ltd. (N)                                             22,000       424
Rinnai Corp.                                                    21,600       580
Rohm Co., Ltd.                                                   6,900       714
Sanken Electric Co., Ltd.                                       10,000       131
Sankyo Co., Ltd.                                                 7,400       220
Sanyo Electric Co., Ltd.                                        23,000        79
Sega Sammy Holdings, Inc. (AE)                                     784        43
Seino Transportation Co., Ltd.                                   5,000        47
Sekisui House, Ltd.                                             50,800       592
Senshukai Co., Ltd.                                              4,000        34
SFCG Co., Ltd. (N)                                                 820       207
Shimachu Co., Ltd.                                                 900        22
Shin-Etsu Chemical Co., Ltd. Class D                            18,500       758
Shinko Electric Industries                                       2,900        89
Shiseido Co., Ltd.                                              24,900       361
Showa Shell Sekiyu KK                                            4,800        44
SKY Perfect Communications, Inc.                                   144       156
Skylark Co., Ltd.                                               31,700       545
SMC Corp.                                                        1,300       149
Softbank Corp.                                                   3,500       170
Sohgo Security Services Co., Ltd.                               18,100       266
Sompo Japan Insurance, Inc.                                      9,000        92
Sony Corp.                                                       4,300       166
Stanley Electric Co., Ltd.                                      10,600       182
STB Leasing Co., Ltd.                                            3,300        62
Sumisho Lease Co., Ltd.                                          5,500       224
Sumitomo Bakelite Co., Ltd.                                     68,900       435
Sumitomo Chemical Co., Ltd.                                    100,100       490
Sumitomo Corp.                                                  21,000       181
Sumitomo Electric Industries, Ltd.                              18,000       196
Sumitomo Forestry Co., Ltd.                                     16,000       161
Sumitomo Heavy Industries, Ltd. (AE)                            24,000        89
Sumitomo Metal Industries, Ltd.                                 19,000        26
Sumitomo Mitsui Financial Group, Inc. (N)                          217     1,578
Sumitomo Osaka Cement Co., Ltd.                                 50,000       122
Sumitomo Realty & Development Co., Ltd.                          2,000        26
Sumitomo Rubber Industries, Inc.                                11,000       103
Sumitomo Trust & Banking Co., Ltd. (The)                       195,000     1,410

                                                                Non-U.S. Fund 41

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Suruga Bank, Ltd.                                                1,000         8
T&D Holdings, Inc. (AE)                                          8,050       385
Taiheiyo Cement Corp.                                           16,000        40
Takashimaya Co., Ltd.                                            1,000        10
Takeda Pharmaceutical Co., Ltd.                                 26,700     1,345
Takefuji Corp.                                                  10,200       690
Tanabe Seiyaku Co., Ltd.                                         1,000        10
TDK Corp.                                                       20,000     1,481
Telewave, Inc.                                                      11       106
Terumo Corp.                                                       900        24
Tobu Railway Co., Ltd.                                           5,000        19
Toda Corp.                                                       4,000        20
Tohoku Electric Power Co., Inc.                                  2,400        43
Tokai Rika Co., Ltd.                                             3,000        52
Tokyo Electric Power Co., Inc. (The)                            14,900       366
Tokyo Electron, Ltd.                                            12,600       776
Tokyo Gas Co., Ltd.                                             12,000        49
Toppan Printing Co., Ltd.                                        4,000        44
Toshiba Corp.                                                   23,000        99
Tosoh Corp.                                                      7,000        31
Toyo Seikan Kaisha, Ltd.                                         3,000        55
Toyoda Gosei Co., Ltd.                                           4,800        98
Toyota Motor Corp.                                              78,800     3,207
Toyota Tsusho Corp.                                              1,000        15
UFJ Holdings, Inc.                                                 203     1,230
Uniden Corp.                                                     7,000       138
UNY Co., Ltd.                                                    1,000        11
USS Co., Ltd.                                                    1,170        98
West Japan Railway Co.                                              16        65
World Co., Ltd.                                                    600        21
Xebio Co., Ltd.                                                  1,600        50
Yahoo! Japan Corp. (AE)                                              8        38
Yamaha Corp.                                                     1,200        18
Yamaha Motor Co., Ltd.                                          47,400       711
Yamanouchi Pharmaceutical Co., Ltd.                              3,800       148
Yamato Transport Co., Ltd.                                      41,000       608
Yokogawa Electric Corp. (N)                                      8,000       107
Yokohama Rubber Co., Ltd. (The)                                  1,000         4
York-Benimaru Co., Ltd. Class D                                  3,100        96
                                                                          ------
                                                                          55,836
                                                                          ------
Luxembourg - 0.0%
Arcelor                                                            400         9
Millicom International Cellular SA (AE)                          4,700       105
                                                                          ------
                                                                             114
                                                                          ------
Mexico - 0.3%
Coca-Cola Femsa SA de CV - ADR (N)                              17,000       404
Telefonos de Mexico SA de CV - ADR (N)                          10,550       405
                                                                          ------
                                                                             809
                                                                          ------
Morocco - 0.0%
Maroc Telecom (AE)                                               3,371        39
                                                                          ------
Netherlands - 3.7%
ABN AMRO Holding NV                                             30,649       812
Aegon NV                                                        51,184       698
Akzo Nobel NV                                                    3,700       158
ASML Holding NV (AE)                                            57,332       920
Buhrmann NV                                                     14,900       145
CSM Class A                                                        900        28
DSM NV                                                           5,100       330
European Aeronautic Defense and Space Co.                       10,100       294
Heineken NV                                                     21,668       722
ING Groep NV                                                    44,120     1,335
Koninklijke Philips Electronics NV (N)                          14,400       382
Koninklijke Philips Electronics NV                              18,710       496
OCE NV                                                           3,900        60
Rodamco Europe NV                                                3,100       246
Royal Dutch Petroleum Co.                                       20,100     1,157
Royal KPN NV                                                     8,700        83
Royal Numico NV (AE)                                            31,500     1,136
TPG NV                                                             200         5
Unilever NV                                                        200        13
Wolters Kluwer NV                                               32,774       658
                                                                          ------
                                                                           9,678
                                                                          ------
New Zealand - 0.1%
Carter Holt Harvey, Ltd.                                       140,900       211
Telecom Corp. of New Zealand, Ltd.                              16,690        74
                                                                          ------
                                                                             285
                                                                          ------
Norway - 0.3%
DNB NOR ASA                                                     42,592       420
Norsk Hydro ASA                                                  2,140       169
Yara International ASA (AE)                                     13,632       179
                                                                          ------
                                                                             768
                                                                          ------
Portugal - 0.1%
Energias de Portugal SA                                         96,900       294
                                                                          ------

42 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Singapore - 1.0%
CapitaLand, Ltd. (N)                                            25,000        33
City Developments, Ltd.                                         33,000       143
ComfortDelgro Corp., Ltd.                                       24,000        23
DBS Group Holdings, Ltd.                                        96,400       951
Fraser and Neave, Ltd.                                           5,000        50
Jardine Cycle & Carriage, Ltd.                                   6,000        39
Keppel Corp., Ltd. (N)                                          47,000       248
Keppel Land, Ltd.                                                7,000        10
NatSteel, Ltd.                                                  10,000        13
Neptune Orient Lines, Ltd.                                      18,000        33
Oversea-Chinese Banking Corp.                                    2,000        16
Parkway Holdings, Ltd.                                          62,000        57
SembCorp Industries, Ltd.                                       23,000        23
Singapore Airlines, Ltd.                                         3,000        21
Singapore Press Holdings, Ltd.                                  19,000        53
Singapore Technologies Engineering, Ltd.                       153,300       219
Singapore Telecommunications, Ltd.                              24,790        36
SMRT Corp., Ltd.                                                 3,000         2
Starhub, Ltd. (AE)                                              29,000        19
United Overseas Bank, Ltd.                                      57,200       484
United Overseas Land, Ltd.                                       2,000         2
                                                                          ------
                                                                           2,475
                                                                          ------

South Africa - 0.2%
Nedcor, Ltd.                                                    33,683       465
                                                                          ------

South Korea - 0.7%
Hyundai Motor Co.                                               14,560       781
Korea Electric Power Corp. - ADR (N)                            31,800       412
KT Corp. - ADR (N)                                              20,200       440
POSCO - ADR (N)                                                  2,450       111
                                                                          ------
                                                                           1,744
                                                                          ------

Spain - 4.2%
ACS Actividades Cons y Serv                                     15,513       354
Altadis SA                                                      35,000     1,603
Amadeus Global Travel Distribution SA Class A                   22,300       230
Antena 3 de Television SA (AE)                                     300        22
Banco Sabadell SA                                               23,100       540
Banco Santander Central Hispano SA                              41,600       516
Bankinter SA                                                     2,100       112
Corp Mapfre SA                                                  17,230       254
Endesa SA (N)                                                   51,102     1,201
Fomento de Construcciones y Contratas SA                         1,200        58
Gamesa Corp. Tecnologica SA                                      1,100        15
Iberia Lineas Aereas de Espana                                  44,700       155
Indra Sistemas SA                                               18,000       308
Repsol YPF SA                                                   28,923       753
Repsol YPF SA - ADR (N)                                         28,739       748
Sociedad General de Aguas de Barcelona SA Class A                1,200        25
Sogecable SA (AE)(N)                                             9,400       417
Telefonica Moviles SA                                              300         4
Telefonica SA                                                  189,886     3,577
Union Fenosa SA                                                  4,400       116
                                                                          ------
                                                                          11,008
                                                                          ------

Sweden - 3.4%
Atlas Copco AB Class A (N)                                         700        32
Axfood AB                                                          700        24
Electrolux AB                                                   30,860       706
Elekta AB Class B (AE)                                           1,600        46
Gambro AB Class A                                                3,000        43
Hennes & Mauritz AB Class B (N)                                 48,619     1,694
Lundin Petroleum AB (AE)                                         6,000        34
Nordea Bank AB (N)                                              18,500       186
OMX AB (AE)(N)                                                   2,400        31
Sandvik AB                                                       1,800        73
Skandia Forsakrings AB (N)                                     105,768       527
Skandinaviska Enskilda Banken AB Class A                         5,800       112
Skanska AB Class B                                               5,100        61
Svenska Cellulosa AB Class B                                     1,300        55
Svenska Handelsbanken Class A (N)                               68,735     1,789
Swedish Match AB                                                 3,500        40
Tele2 AB Class B (N)                                             1,200        47
Telefonaktiebolaget LM Ericsson Class B (AE)                   980,394     3,128
TeliaSonera AB                                                   7,000        42
Volvo AB
   Class A                                                       1,500        57
   Class B                                                         600        24
                                                                          ------
                                                                           8,751
                                                                          ------

Switzerland - 7.4%
ABB, Ltd. (AE)                                                   4,100        23
Clariant AG                                                     27,205       439
Compagnie Financiere Richemont AG Class A                       37,449     1,246
Credit Suisse Group                                             28,448     1,196
Georg Fischer AG (AE)                                              219        57

                                                                Non-U.S. Fund 43

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Givaudan                                                           461       304
Julius Baer Holding AG Class B                                   1,520       457
Lonza Group AG                                                  12,110       682
Micronas Semiconductor Hold (AE)                                   100         5
Nestle SA                                                        6,791     1,777
Nobel Biocare Holding AG                                           300        54
Novartis AG Class G                                             61,317     3,090
PubliGroupe SA                                                      77        24
Rieter Holding AG                                                  111        32
Roche Holding AG                                                25,089     2,888
Straumann Holding AG                                               180        37
Sulzer AG                                                          336       134
Swatch Group AG Class B                                            300        44
Swiss Reinsurance                                               10,960       782
Swisscom AG                                                        460       181
Synthes, Inc. (AE)                                               4,116       461
UBS AG                                                          54,733     4,590
Valora Holding AG                                                  119        29
Xstrata PLC                                                      8,600       154
Zurich Financial Services AG                                     2,762       460
                                                                          ------
                                                                          19,146
                                                                          ------

Taiwan - 0.7%
First Financial Holding Co., Ltd. - GDR (AE)(p)                 39,085       671
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR              89,909       716
United Microelectronics Corp. - ADR (AE)(N)                    137,144       444
                                                                          ------
                                                                           1,831
                                                                          ------

Thailand - 0.7%
Bangkok Bank PCL (Alien Market) (AE)                           296,200       869
Kasikornbank PCL (Alien Market) (AE)                           586,300       845
                                                                          ------
                                                                           1,714
                                                                          ------
United Kingdom - 19.7%
3i Group PLC                                                    73,580       941
Alliance & Leicester PLC                                         4,000        70
Alliance Unichem PLC                                             4,900        71
Anglo American PLC                                              36,283       858
Arriva PLC                                                       7,000        73
Associated British Foods PLC                                    10,900       163
AstraZeneca PLC                                                 12,260       445
Aviva PLC                                                       46,400       559
AWG PLC                                                          1,700        27
BAA PLC                                                         62,300       699
BAE Systems PLC                                                193,977       858
Barclays PLC                                                   133,235     1,499
Barratt Developments PLC                                         7,000        80
BG Group PLC                                                   106,700       725
BHP Billiton PLC                                                26,300       308
BOC Group PLC                                                   23,881       456
Boots Group PLC                                                 54,025       680
BP PLC                                                         403,554     3,936
Bradford & Bingley PLC                                          22,500       145
Brambles Industries PLC                                         32,100       160
British Airways PLC (AE)                                        23,900       108
British American Tobacco PLC                                    78,204     1,348
British Land Co. PLC                                            33,200       571
British Sky Broadcasting PLC                                    25,750       278
BT Group PLC                                                   256,000       998
Bunzl PLC                                                       73,371       612
Cairn Energy PLC (AE)                                            1,000        21
Carnival PLC                                                    16,270       993
Centrica PLC                                                    96,830       439
Colt Telecom Group PLC (AE)                                      2,600         2
Compass Group PLC                                                7,300        35
Corus Group PLC (AE)                                           112,308       109
Davis Service Group PLC                                          3,500        28
Diageo PLC                                                     114,320     1,631
Dixons Group PLC                                                 3,000         9
easyJet PLC (AE)                                                92,800       335
EMI Group PLC                                                   26,700       136
Firstgroup PLC                                                     500         3
FKI PLC                                                         17,500        39
GKN PLC                                                        185,950       844
GlaxoSmithKline PLC                                            117,235     2,750
HBOS PLC                                                        74,399     1,211
HMV Group PLC                                                   34,200       171
HSBC Holdings PLC                                              213,105     3,598
Imperial Chemical Industries PLC                                35,200       163
Imperial Tobacco Group PLC                                      59,324     1,625
Inchcape PLC                                                     5,100       191
ITV PLC                                                        103,178       209
J Sainsbury PLC                                                101,277       526
Kelda Group PLC                                                  6,900        84
Kesa Electricals PLC                                            51,304       278
Kingfisher PLC                                                  42,444       252
Land Securities Group PLC                                        2,300        62
Legal & General Group PLC                                        7,500        16
Lloyds TSB Group PLC                                           112,030     1,017
Man Group PLC                                                   17,160       485
Marks & Spencer Group PLC                                       70,900       467
MFI Furniture PLC                                               11,700        28
Mitchells & Butlers PLC                                         28,758       188
mmO2 PLC (AE)                                                   24,300        57

44 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                             Principal    Market
                                                            Amount ($)    Value
                                                             or Shares      $
--------------------------------------------------------------------------------
MyTravel Group PLC (AE)                                         53,200         6
Northern Foods PLC                                              46,900       154
Old Mutual PLC                                                  21,500        55
Pennon Group PLC                                                 6,100       117
Persimmon PLC                                                    4,500        60
Prudential PLC                                                  40,366       351
Punch Taverns PLC                                                4,300        57
Reed Elsevier PLC                                                4,000        37
Reuters Group PLC                                               67,800       491
Rexam PLC                                                       41,391       365
Rio Tinto PLC                                                   31,724       934
Rolls-Royce Group PLC                                        1,146,589       168
Royal & Sun Alliance Insurance Group PLC                       106,900       159
Royal Bank of Scotland Group PLC                                52,045     1,751
SABMiller PLC                                                    3,100        51
Scottish & Newcastle PLC                                         5,800        49
Scottish & Southern Energy PLC                                  32,100       538
Scottish Power PLC                                              18,400       142
Shell Transport & Trading Co. PLC                              348,381     2,970
Shire Pharmaceuticals PLC                                       11,100       117
Stagecoach Group PLC                                            30,795        67
Standard Chartered PLC                                          18,500       344
Tate & Lyle PLC                                                 20,300       184
Taylor Woodrow PLC                                               5,700        30
Tesco PLC                                                       90,800       561
Trinity Mirror PLC                                               7,600        93
Unilever PLC                                                    85,450       839
United Business Media PLC                                       11,961       110
United Utilities PLC                                            10,200       106
Vodafone Group PLC                                           1,910,631     5,181
Warner Chilcott PLC                                              1,600        26
Wimpey George PLC                                               15,900       122
                                                                         -------
                                                                          50,905
                                                                         -------

Total Common Stocks
(cost $185,833)                                                          239,953
                                                                         -------

Preferred Stocks - 0.3%
Germany - 0.3%
Fresenius AG                                                     4,900       459
Fresenius Medical Care AG                                        1,100        64
Porsche AG                                                           2         1
ProSieben SAT.1 Media AG                                         8,623       158
                                                                         -------
                                                                             682
                                                                         -------

Italy - 0.0%
Unipol SpA                                                      12,600        44
                                                                         -------
Total Preferred Stocks
(cost $457)                                                                  726
                                                                         -------

                                                             Notional
                                                              Amount
                                                                 $
                                                            ----------
Options Purchased - 0.3%
(Number of Contracts)
Belgium - 0.2%
Bel20 Index Futures
   Jan 2005 2,927.99 (EUR) Call (49)                             3,900       675
                                                                         -------

Switzerland - 0.1%
Swiss Market Index Futures
   Mar 2005 5,622.30 (EUR) Put (52)                              2,571       229
   Mar 2005 5,658.00 (EUR) Put (4)                                 199        17
                                                                         -------
                                                                             246
                                                                         -------

Total Options Purchased
(cost $890)                                                                  921
                                                                         -------

                                                             Principal
                                                            Amount ($)
                                                             or Shares
                                                            ----------
Short-Term Investments - 6.2%
United States - 6.2%
Frank Russell Investment Company
   Money Market Fund                                        13,352,000    13,352
United States Treasury Bill (z)(S)
   1.770% due 01/20/05 (c)                                       1,500     1,498
   1.840% due 03/17/05                                           1,200     1,193
                                                                         -------
                                                                          16,043
                                                                         -------

Total Short-Term Investments
(cost $16,045)                                                            16,043
                                                                         -------

                                                                Non-U.S. Fund 45

Russell Investment Funds Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                          Principal      Market
                                                         Amount ($)       Value
                                                          or Shares         $
                                                         ----------     --------
Warrants & Rights - 0.0%
Germany - 0.0%
KarstadtQuelle AG Rights (AE)(A)                             25,000          --
                                                                        -------
Hong Kong - 0.0%
Kingboard Chemical Holdings, Ltd. 2006 Warrants (AE)          1,000           1
                                                                        -------
Total Warrants & Rights (cost $103)                                           1
                                                                        -------
Other Securities - 8.0%
State Street Securities Lending Quality Trust (X)        20,647,080      20,647
                                                                        -------
Total Other Securities (cost $20,647)                                    20,647
                                                                        -------
Total Investments - 107.5% (identified cost $223,975)                   278,291

Other Assets and Liabilities, Net - (7.5%)                              (19,525)
                                                                        -------
Net Assets - 100.0%                                                     258,766
                                                                        =======

                                                                    Unrealized
                                                       Notional    Appreciation
Futures Contracts                                       Amount    (Depreciation)
(Number of Contracts)                                      $             $
--------------------------------------------------------------------------------
Long Positions
AEX Index (Netherlands) expiration date 01/05 (24)       2,272           11

CAC-40 Index (France) expiration date 03/05 (28)         1,457           (7)

DAX Index (Germany) expiration date 03/05 (14)           2,032           10

EUR STOXX 50 Index (EMU) expiration date 03/05 (66)      2,645            8

FTSE-100 Index (UK) expiration date 03/05 (37)           3,408           39

Hang Seng Index (Hong Kong) expiration
   date 01/05 (31)                                       2,836           --

IBEX Plus Indes (Spain) expiration date 01/05 (4)          492            9

SPI 200 Index (Australia) expiration date 03/05 (13)     1,033           12

TOPIX Index (Japan) expiration date 03/05 (36)           4,031          184

Short Positions
CAC-40 Index (France) expiration date 01/05 (17)           882           --

FTSE-100 Index (UK) expiration date 03/05 (20)           1,842          (27)

MIB-30 (Italy) expiration date 03/05 (4)                   839           (9)
                                                                        ---
Total Unrealized Appreciation (Depreciation) on Open
   Futures Contracts                                                    230
                                                                        ===

See accompanying notes which are an integral part of the financial statements.

46 Non-U.S. Fund

Russell Investment Funds Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands

                                                               Notional   Market
Options Written                                                 Amount     Value
(Number of Contracts)                                              $         $
--------------------------------------------------------------------------------
Belgium
Bel20 Index Futures Jan 2005 2,927.99 (EUR) Put (49)              3,900    (666)

Switzerland
Swiss Market Index Futures
   Mar 2005 5,658.00 (EUR) Call (4)                                 199     (18)
   Mar 2005 5,622.30 (EUR) Call (52)                              2,571    (256)
                                                                           ----
Total Liability for Options Written
(premiums received $888)                                                   (940)
                                                                           ====

  See accompanying notes which are an integral part of the financial statements.

                                                                Non-U.S. Fund 47

Russell Investment Funds Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands

Foreign Currency Exchange Contracts
-----------------------------------------------------------
                                               Unrealized
                                              Appreciation
    Amount          Amount      Settlement   (Depreciation)
     Sold           Bought         Date             $
-------------   -------------   ----------   --------------
USD     2,030   AUD     2,719   03/16/05            90
USD       226   CHF       256   01/03/05            --
USD       966   CHF     1,116   03/16/05            20
USD        58   DKK       325   03/16/05             2
USD       265   EUR       200   03/16/05             7
USD       530   EUR       400   03/16/05            14
USD     1,160   EUR       874   03/16/05            29
USD     9,320   EUR     7,038   03/16/05           253
USD     1,609   GBP       837   03/16/05           (10)
USD     1,842   GBP       958   03/16/05           (11)
USD     3,618   GBP     1,900   03/16/05            12
USD       572   GBP       300   03/16/05             2
USD     6,430   GBP     3,377   03/16/05            22
USD        26   HKD       203   01/03/05            --
USD        27   HKD       210   01/04/05            --
USD        38   HKD       297   03/16/05            --
USD        26   HKD       202   03/16/05            --
USD         2   JPY       231   01/04/05            --
USD         2   JPY       244   01/04/05            --
USD         3   JPY       280   01/04/05            --
USD         3   JPY       283   01/04/05            --
USD         6   JPY       616   01/04/05            --
USD         9   JPY       892   01/04/05            --
USD         3   JPY       285   01/05/05            --
USD         2   JPY       232   01/05/05            --
USD         6   JPY       620   01/05/05            --
USD         9   JPY       887   01/05/05            --
USD        19   JPY     1,953   01/05/05            --
USD         6   JPY       627   01/06/05            --
USD         2   JPY       233   01/06/05            --
USD        29   JPY     2,978   01/06/05            --
USD         1   JPY       112   01/06/05            --
USD         3   JPY       287   01/06/05            --
USD     4,305   JPY   450,000   03/16/05           110
USD       481   JPY    50,000   03/16/05            10
USD       958   JPY   100,000   03/16/05            23
USD        71   NOK       433   01/04/05            --
USD       475   NZD       680   03/16/05            12
USD       705   NZD     1,001   03/16/05            12
USD       932   SEK     6,314   03/16/05            19
AUD     3,044   USD     2,291   03/16/05           (82)
CHF     1,852   USD     1,606   03/16/05           (29)
DKK        31   USD         6   01/05/05            --
DKK        33   USD         6   03/16/05            --
EUR     2,000   USD     2,649   03/16/05           (71)
EUR     2,288   USD     3,029   03/16/05           (83)
EUR     4,407   USD     5,836   03/16/05          (159)
GBP       400   USD       762   03/16/05            (3)
GBP       600   USD     1,151   03/16/05             5
JPY       183   USD         2   01/04/05            --
JPY       320   USD         3   01/04/05            --
JPY       783   USD         8   01/04/05            --
JPY     1,045   USD        10   01/04/05            --
JPY     1,386   USD        13   01/04/05            --
JPY     1,515   USD        15   01/04/05            --
JPY        93   USD         1   01/05/05            --
JPY     6,005   USD        58   01/05/05            (1)
JPY        93   USD         1   01/06/05            --
JPY     2,251   USD        22   01/06/05            --
JPY    23,060   USD       221   03/16/05            (5)
JPY    53,857   USD       515   03/16/05           (13)
JPY   100,000   USD       957   03/16/05           (24)
JPY   200,000   USD     1,919   03/16/05           (43)
SEK     4,619   USD       682   03/16/05           (14)
SEK     9,250   USD     1,365   03/16/05           (29)
SGD       280   USD       170   03/16/05            (2)
                                                  ----
                                                    63
                                                  ====

See accompanying notes which are an integral part of the financial statements.

48 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands
                                                                % of     Market
Industry Diversification                                         Net      Value
(Unaudited)                                                    Assets       $
--------------------------------------------------------------------------------
Auto and Transportation                                          6.6     17,454
Consumer Discretionary                                          10.5     27,043
Consumer Staples                                                 6.8     17,595
Financial Services                                              24.9     64,298
Health Care                                                      6.4     16,304
Integrated Oils                                                  8.1     20,985
Materials and Processing                                         8.3     21,489
Miscellaneous                                                    0.4      1,043
Options Purchased                                                0.3        921
Other Energy                                                     0.2        453
Producer Durables                                                5.9     15,368
Technology                                                       3.1      8,063
Utilities                                                       11.8     30,584
Short-Term Investments                                           6.2     16,043
Warrants & Rights                                                 --          1
Other Securities                                                 8.0     20,647
                                                               -----    -------
Total Investments                                              107.5    278,291
Other Assets and Liabilities, Net                               (7.5)   (19,525)
                                                               -----    -------
Net Assets                                                     100.0    258,766
                                                               =====    =======

                                                                % of     Market
Geographic Diversification                                       Net      Value
(Unaudited)                                                    Assets       $
--------------------------------------------------------------------------------
Africa                                                           0.2        465
Asia                                                             7.9     20,515
Europe                                                          43.0    111,297
Japan                                                           21.6     55,836
Latin America                                                    0.6      1,621
Middle East                                                       --         39
Options Purchased                                                0.3        921
United Kingdom                                                  19.7     50,906
Short-Term Investments                                           6.2     16,043
Warrants & Rights                                                 --          1
Other Securities                                                 8.0     20,647
                                                               -----    -------
Total Investments                                              107.5    278,291
Other Assets and Liabilities, Net                               (7.5)   (19,525)
                                                               -----    -------
Net Assets                                                     100.0    258,766
                                                               =====    =======

                                                                           % of
Portfolio Summary                                                           Net
(Unaudited)                                                               Assets
--------------------------------------------------------------------------------
Australia                                                                   2.8
Belgium                                                                     1.0
Brazil                                                                      0.3
China                                                                       0.5
Denmark                                                                     0.6
Finland                                                                     1.1
France                                                                      9.5
Germany                                                                     5.2
Greece                                                                      0.4
Hong Kong                                                                   1.2
Indonesia                                                                   0.3
Ireland                                                                     0.7
Italy                                                                       5.0
Japan                                                                      21.6
Luxembourg                                                                   --*
Mexico                                                                      0.3
Morocco                                                                      --*
Netherlands                                                                 3.7
New Zealand                                                                 0.1
Norway                                                                      0.3
Portugal                                                                    0.1
Singapore                                                                   1.0
South Africa                                                                0.2
South Korea                                                                 0.7
Spain                                                                       4.2
Sweden                                                                      3.4
Switzerland                                                                 7.4
Taiwan                                                                      0.7
Thailand                                                                    0.7
United Kingdom                                                             19.7
Preferred Stocks                                                            0.3
Options Purchased                                                           0.3
Short-Term Investments                                                      6.2
Warrants & Rights                                                            --*
Other Securities                                                            8.0
                                                                          ------
Total Investments                                                         107.5
Other Assets and Liabilities, Net                                          (7.5)
                                                                          -----
Net Assets                                                                100.0
                                                                          =====

Futures Contracts                                                           0.1
Options Written                                                             0.4
Foreign Currency Exchange Contracts                                          --*

*    Less than .05%

  See accompanying notes which are an integral part of the financial statements.

                                                                Non-U.S. Fund 49

Russell Investment Funds
Real Estate Securities Fund

Portfolio Management Discussion -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------

                             [GRAPHIC APPEARS HERE]

--------------------------------------
Real Estate Securities Fund
--------------------------------------
Periods Ended   Growth of    Total
   12/31/04      $10,000    Return
-------------   ---------   ------
1 Year           $13,487    34.88%
5 Years          $26,358    21.36%
Inception        $24,444    17.02%(S)

--------------------------------------
NAREIT Equity REIT Index
--------------------------------------
Periods Ended   Growth of    Total
   12/31/04      $10,000    Return
-------------   ---------   ------
1 Year           $13,157    31.57%
5 Years          $26,967    21.95%
Inception        $24,682    17.29%(S)

50 Real Estate Securities Fund

Russell Investment Funds
Real Estate Securities Fund

Portfolio Management Discussion, continued -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------
What is the Fund's investment objective?

The Fund seeks to provide current income and long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2004?

For the fiscal year ended December 31, 2004, the Real Estate Securities Fund gained 34.88%. This compared to the NAREIT Equity REIT Index, which gained 31.57% during the same period. The Fund's performance is net of operating expenses of 0.92%. Index returns do not reflect deduction for fees or expenses. Index returns do not include fair valuation adjustments which may be included in fund returns.

How did the market conditions, as described starting on page 4 of this report, affect the Fund's performance?

The money managers positioned the Fund to benefit from perceived strengthening economic conditions and real estate market recoveries by maintaining the largest overweight positions in the regional malls, industrial and lodging sectors. The money managers maintained smaller overweight positions in the office and apartments sectors due to concerns about weaker fundamentals in these sectors. As more fully described below, sector positioning was a major contributor to the Fund's performance during the year.

The Fund maintained a primary focus on larger capitalization and more liquid REITs during the year. As this segment of the market outperformed the broader REIT market, the Fund benefited from this trend.

What were the primary contributors and detractors to the Fund's performance during the last 12 months?

Both stock and property sector selection contributed positively to performance during the year relative to benchmark. The Fund maintained its largest overweight positions in the regional malls, industrial and lodging sectors, each of which outperformed the benchmark during the year. The Fund also benefited from a small overweight position in the apartments sector. Underweight positions in the manufactured homes, self storage, health care and specialty sectors contributed positively to performance relative to benchmark. The Fund's slight overweight position in the office sector and underweight positions in the shopping centers and diversified sectors detracted from performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

INVESCO maintains a broadly diversified portfolio with exposure to all major property sectors. Their investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. Of the Fund's three managers, INVESCO contributed the strongest performance relative to benchmark. INVESCO's performance benefited from effective sector positioning and positive stock selection within sectors. INVESCO's largest overweight position was in the regional malls sector, which was the strongest performing property sector during the year. Their stock selection was particularly strong in the office sector.

RREEF's style emphasizes a top-down approach to property sector weights, based on an assessment of property market fundamentals. RREEF outperformed the benchmark during the year due to positive stock and property sector selection. RREEF's analysis of property market conditions resulted in an overweight position in the outperforming regional malls sector and an underweight position in the underperforming office sector which contributed positively to Fund performance relative to benchmark.

AEW's style is more value-oriented than either INVESCO or RREEF, with a primary focus on underlying real estate net asset value. AEW's property sector weightings tend to track relatively closely to the benchmark sector weights. AEW outperformed the benchmark during the year, primarily due to positive stock selection.

Describe any changes to the Fund's structure or the money manager line-up.

No changes to the Fund's structure or its money manager line-up were made during the year.

Money Managers
as of December 31, 2004                               Styles
----------------------------------------------------------------
AEW Management and Advisors, L.P.                Value
INVESCO Institutional (N.A.), Inc., which acts
   as a money manager to the Fund through its
   INVESCO Real Estate division                  Market-Oriented
RREEF America L.L.C.                             Market-Oriented

                                   ----------
* Real Estate Securities Fund assumes initial investment on April 30, 1999, NAREIT Index comparison for the initial investment began May 1, 1999.

** National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                  Real Estate Securities Fund 51

Russell Investment Funds
Real Estate Securities Fund

Shareholder Expense Example -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                  Hypothetical
                                                                   Performance
                                                     Actual        (5% return
                                                  Performance   before expenses)
                                                  -----------   ----------------
Beginning Account Value
   July 1, 2004                                    $1,000.00        $1,000.00
Ending Account Value
   December 31, 2004                               $1,263.50        $1,020.37
Expenses Paid During Period*                       $    5.23        $    4.67

* Expenses are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

52 Real Estate Securities Fund

Russell Investment Funds
Real Estate Securities Fund

Schedule of Investments -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Common Stocks - 96.8%
Apartments - 16.7%
Apartment Investment & Management Co. Class A                  162,900     6,278
Archstone-Smith Trust (o)                                      270,017    10,342
AvalonBay Communities, Inc. (o)                                191,400    14,412
BRE Properties Class A (o)                                     116,900     4,712
Camden Property Trust (o)                                       47,900     2,443
Equity Residential (o)                                         490,300    17,739
Essex Property Trust, Inc. (o)                                  40,700     3,411
Summit Properties, Inc. (o)                                     16,500       537
United Dominion Realty Trust, Inc. (o)                         147,200     3,651
                                                                          ------
                                                                          63,525
                                                                          ------
Diversified - 2.9%
Crescent Real Estate Equities Co. (o)                           22,612       413
iStar Financial, Inc. (o)                                       30,500     1,381
Spirit Finance Corp. (AE)(o)                                    12,600       159
Vornado Realty Trust (o)                                       119,600     9,105
                                                                          ------
                                                                          11,058
                                                                          ------
Free Standing Retail - 0.2%
Realty Income Corp. (o)                                         13,000       657
                                                                          ------
Health Care - 3.0%
Health Care REIT, Inc. (o)                                       4,300       164
Healthcare Realty Trust, Inc. (o)                               47,500     1,933
National Health Investors, Inc. (o)                             43,000     1,255
Omega Healthcare Investors, Inc. (o)                           140,195     1,654
Senior Housing Properties Trust (o)                            128,500     2,434
Ventas, Inc. (o)                                               138,900     3,807
                                                                          ------
                                                                          11,247
                                                                          ------
Industrial - 10.1%
AMB Property Corp. (o)                                          68,700     2,775
Catellus Development Corp. (o)                                 347,266    10,626
Centerpoint Properties Trust (o)                                81,900     3,922
First Potomac Realty Trust (o)                                  17,000       388
Prologis (o)                                                   475,300    20,594
                                                                          ------
                                                                          38,305
                                                                          ------
Lodging/Resorts - 11.1%
Fairmont Hotels & Resorts, Inc.                                 21,200       734
Great Wolf Resorts, Inc. (AE)                                   10,900       243
Hilton Hotels Corp.                                            560,400    12,743
Hospitality Properties Trust (o)                                16,500       759
Host Marriott Corp. (o)                                        698,300    12,081
Innkeepers USA Trust (o)                                        38,000       540
La Quinta Corp. (AE)(o)                                        201,600     1,833
LaSalle Hotel Properties (o)                                    38,900     1,238
Starwood Hotels & Resorts Worldwide, Inc. (o)                  198,332    11,583
Strategic Hotel Capital, Inc. (o)                               28,900       477
                                                                          ------
                                                                          42,231
                                                                          ------
Manufactured Homes - 0.1%
Sun Communities, Inc. (o)                                       10,500       423
                                                                          ------
Mixed Industrial/Office - 3.2%
Duke Realty Corp. (o)                                           87,200     2,977
Liberty Property Trust (o)                                     179,800     7,767
PS Business Parks, Inc. (o)                                     27,500     1,240
                                                                          ------
                                                                          11,984
                                                                          ------
Office - 19.0%
Alexandria Real Estate Equities, Inc. (o)                       26,000     1,935
American Financial Realty Trust (o)                            352,800     5,708
Arden Realty, Inc. (o)                                          96,100     3,625
BioMed Realty Trust, Inc. (o)                                   82,300     1,828
Boston Properties, Inc. (o)                                    190,800    12,339
Brandywine Realty Trust (o)                                     34,900     1,026
Brookfield Properties Co.                                      177,400     6,635
CarrAmerica Realty Corp. (o)                                    47,200     1,558
Corporate Office Properties Trust (o)(N)                        21,500       631
CRT Properties, Inc. (o)                                        52,900     1,262
Equity Office Properties Trust (o)                             212,700     6,194
Glenborough Realty Trust, Inc. (o)                              53,700     1,143
Highwoods Properties, Inc. (o)                                 163,700     4,534
Kilroy Realty Corp. (o)                                         81,700     3,493
Mack-Cali Realty Corp. (o)                                     193,821     8,921
Prentiss Properties Trust (o)                                   53,000     2,025
Reckson Associates Realty Corp. (o)                             55,500     1,821
SL Green Realty Corp. (o)                                       78,800     4,771
Trizec Properties, Inc. (o)                                    142,000     2,687
                                                                          ------
                                                                          72,136
                                                                          ------
Regional Malls - 16.1%
General Growth Properties Rights, 11/9 (AE)                     22,080        10
General Growth Properties, Inc. (o)                            337,600    12,208
Macerich Co. (The) (o)                                         122,000     7,661
Mills Corp. (The) (o)                                          107,400     6,848
Pennsylvania Real Estate Investment Trust (o)                   76,347     3,268
Simon Property Group, Inc. (o)                                 444,400    28,739
Taubman Centers, Inc. (o)                                       78,000     2,336
                                                                          ------
                                                                          61,070
                                                                          ------

                                                  Real Estate Securities Fund 53

Russell Investment Funds
Real Estate Securities Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                            Principal    Market
                                                           Amount ($)     Value
                                                            or Shares       $
--------------------------------------------------------------------------------
Self Storage - 2.1%
Extra Space Storage, Inc. (o)                                  25,300       337
Public Storage, Inc. (o)                                       99,075     5,524
Shurgard Storage Centers, Inc. Class A (o)                     47,200     2,077
                                                                        -------
                                                                          7,938
                                                                        -------
Shopping Centers - 10.5%
Developers Diversified Realty Corp. (o)                       198,300     8,799
Federal Realty Investors Trust (o)                            144,100     7,443
Inland Real Estate Corp. (o)                                  122,800     1,959
Kimco Realty Corp. (o)                                         38,500     2,233
Kite Realty Group Trust (o)                                    73,100     1,117
Pan Pacific Retail Properties, Inc. (o)                       105,000     6,583
Regency Centers Corp. (o)                                     215,100    11,916
                                                                        -------
                                                                         40,050
                                                                        -------
Specialty - 1.8%
Capital Automotive REIT (o)                                    46,200     1,641
GMH Communities Trust (o)                                      60,000       846
Plum Creek Timber Co., Inc. (REIT) (o)                        113,500     4,363
                                                                        -------
                                                                          6,850
                                                                        -------
Total Common Stocks
(cost $248,692)                                                         367,474
                                                                        -------
Short-Term Investments - 4.9%
Frank Russell Investment Company Money Market Fund         18,622,000    18,622
                                                                        -------
Total Short-Term Investments
(cost $18,622)                                                           18,622
                                                                        -------
Other Securities - 0.0%
State Street Securities Lending Quality Trust (X)               2,925         3
                                                                        -------
Total Other Securities
(cost $3)                                                                     3
                                                                        -------
Total Investments - 101.7%
(identified cost $267,317)                                              386,099

Other Assets and Liabilities,
Net - (1.7%)                                                             (6,366)
                                                                        -------
Net Assets - 100.0%                                                     379,733
                                                                        =======

                                                                           % of
Portfolio Summary                                                           Net
(Unaudited)                                                               Assets
--------------------------------------------------------------------------------
Apartment                                                                  16.7
Diversified                                                                 2.9
Freestanding Retail                                                         0.2
Health Care                                                                 3.0
Industrial                                                                 10.1
Lodging/Resorts                                                            11.1
Manufactured Homes                                                          0.1
Mixed Industrial/Office                                                     3.2
Office                                                                     19.0
Regional Malls                                                             16.1
Self Storage                                                                2.1
Shopping Centers                                                           10.5
Specialty                                                                   1.8
Short-Term Investments                                                      4.9
Other Securities                                                             --*
                                                                          -----
Total Investments                                                         101.7
Other Assets and Liabilities, Net                                          (1.7)
                                                                          -----
Net Assets                                                                100.0
                                                                          =====
* Less than .05%

See accompanying notes which are an integral part of the financial statements.

54 Real Estate Securities Fund

Russell Investment Funds
Core Bond Fund

Portfolio Management Discussion -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------

                             [GRAPHIC APPEARS HERE]

------------------------------------
Core Bond Fund
------------------------------------
Periods Ended   Growth of     Total
   12/31/04      $10,000     Return
-------------   ---------   --------
1 Year           $10,466    4.66%
5 Years          $14,286    7.39%(S)
Inception        $16,731    6.65%(S)

------------------------------------
Lehman Brothers Aggregate Bond Index
------------------------------------
Periods Ended   Growth of    Total
   12/31/04      $10,000     Return
-------------   ---------   --------
1 Year           $10,434    4.34%
5 Years          $14,497    7.71%(S)
Inception        $17,136    6.96%(S)

                                                               Core Bond Fund 55

Russell Investment Funds
Core Bond Fund

Portfolio Management Discussion, continued -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------
What is the Fund's investment objective?

The Fund seeks to provide current income and the preservation of capital.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2004?

For the fiscal year ended December 31, 2004, the Core Bond Fund gained 4.66%. This compared to its benchmark, the Lehman Brothers Aggregate Bond Index, which gained 4.34%. The Fund's performance is net of operating expenses of 0.70%. Index returns do not reflect deduction for fees or expenses. Index returns do not include fair valuation adjustments which may be included in fund returns.

How did the market conditions, as described starting on page 4 of this report, affect the Fund's performance?

Over the course of the year, short-term interest rates increased due to tightening by the Federal Reserve and interest rates on bonds with maturities of 10 years or longer remained relatively unchanged. This resulted in nominal returns for the year being similar to yields. For the second year in a row, the best performing sector within the Lehman Brothers Aggregate Bond Index was the investment grade corporate sector. This sector benefited from better economic growth making it easier for corporate issuers to pay down debt. The Fund had a slight overweight to the investment grade corporate bond sector at the beginning of the year which contributed positively to performance. However, as prices of investment grade corporate bonds increased, money managers sold these bonds resulting in an underweight in this sector for most of 2004.

The Fund was overweight to the high yield bond sector for much of the year. After posting a 29.0% return in 2003, the high yield bond market, as represented by the Lehman Brothers High Yield Index, rose 11.13% in 2004. The Fund started the year with a 6% allocation to high yield bonds. As prices of high yield bonds rose, money managers sold these bonds and took profits and the Fund ended the year with a 2.5% allocation to high yield bonds. The high yield bonds owned by the Fund were of higher average quality than the total high yield market, averaging BB.

The emerging market debt sector had returns similar to that of the high yield bond sector. The Fund's exposure to the emerging markets debt sector declined from 1.7% to 1.3% over the year.

What were the primary contributors and detractors to the Fund's performance during the last 12 months?

Overweight positions in the high yield bond and emerging markets debt sector contributed positively to performance relative to the benchmark.

Investment in short duration fixed income securities decreased the Fund's total return relative to benchmark. Certain of the Fund's money managers, expecting that interest rates would rise uniformly across maturities, held overweight positions in shorter maturity bonds which are less sensitive to a rise in interest rates. However, as the yield curve flattened as short term interest rates rose, bonds with longer maturities increased in price, while bonds with shorter maturities fell in price.

A tactical allocation to Treasury Inflation Protected Securities (TIPS) contributed positively to performance relative to benchmark. Over the year, higher commodity prices led to expectations of higher inflation. TIPS provide higher yields in an inflationary environment. As a result, TIPS generally outperformed Treasury bonds during the year. The Fund held a 5% to 6% weighting to TIPS over the year.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Generally, investors were rewarded for owning riskier bonds over the last 12 months. During the Fund's fiscal year ended December 31, 2004, investors' bid-up prices on high yield bonds, investment grade corporate bonds and emerging markets debt. As the prices of the Fund's holdings in high yield bonds, investment grade corporate bonds and emerging market debt increased, the Fund's money managers considered the possibility of a market sell-off in these fixed income sectors. As a result of very little yield compensation for holding bonds in these riskier sectors, the Fund's money managers reduced the Fund's portfolio weighting to these sectors by reducing the Fund's exposure to the high yield bond, investment grade corporate bond and emerging markets debt sectors and moved to higher quality fixed income instruments that they felt were less susceptible to a market sell-off.

As expected, interest rates impacted the fixed income markets during 2004. The interest rate environment was quite volatile. Although the yield on the ten year U.S. Treasury Bond started and ended at close to the same level, 4.25% and 4.22%, respectively, ten year U.S. Treasury Bond yields ranged from 3.68% to 4.87%. As rates fell to new lows in March, the Fund's money managers moved to a more defensive position by selling bonds with longer maturities which are more sensitive to rising rates. This positioned the Fund's money managers to benefit from the rise in interest rates in April as measured by ten-year U.S. Treasury Bond yields moving up to over 4.87% in June. Despite opportunistic positioning of the Fund during volatile periods, the Fund's defensive position throughout much of the year detracted slightly from results. As the year ended, the Fund's money managers continued to hold defensive portfolios with respect to interest rates (i.e. shorter duration in the expectation of rising interest rates), with an average duration of 4.0 years, slightly below the 4.3 year average duration of the Lehman Brothers U.S. Aggregate Index.

56 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Portfolio Management Discussion, continued -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------
Describe any changes to the Fund's structure or the money manager line-up.

No changes were made to the Fund's money manager lineup during the fiscal year ended December 31, 2004. However, one of the Fund's money managers, TimesSquare Capital Management, Inc. ("TimesSquare"), underwent an internal organizational change that resulted in its parent company exiting the institutional asset management business. TimesSquare's fixed income managers moved to Bear Stearns Asset Management Inc. ("Bear Stearns") as a result of its purchase of TimesSquare. There is no impact on the Fund, and the allocation to this manager remains the same.

Money Managers
as of December 31, 2004                          Styles
-----------------------------------------------------------
Bear Stearns Asset Management Inc.          Sector Rotation
Pacific Investment Management Company LLC   Sector Rotation

                                   ----------
* The Fund commenced operations on January 2, 1997. Index comparison began January 1, 1997.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                               Core Bond Fund 57

Russell Investment Funds
Core Bond Fund

Shareholder Expense Example -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------
Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Hypothetical
                                                Performance
                                  Actual        (5% return
                               Performance   before expenses)
                               -----------   ----------------
Beginning Account Value
July 1, 2004                    $1,000.00        $1,000.00
Ending Account Value
December 31, 2004               $1,043.00        $1,021.48
Expenses Paid During Period*    $    3.59        $    3.56

* Expenses are equal to the Fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

58 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Long-Term Investments - 74.4%
Asset-Backed Securities - 6.4%
American Airlines, Inc.
   7.858% due 10/01/11                                           140        145
Argent Securities, Inc. (E)
   Series 2004-W11, Class A2
   2.598% due 11/25/34                                           279        279
Centex Home Equity (E)
   Series 2004-B, Class AV2
   2.518% due 03/25/34                                           208        208
Citifinancial Mortgage Securities, Inc.
   Series 2003-3, Class AF2
   3.082% due 08/25/33                                            75         75
   Series 2003-4, Class AF3
   3.221% due 10/25/33                                            75         75
Countrywide Asset-Backed
   Certificates (E)
   Series 2004-10, Class AF2
   3.323% due 05/25/22                                           190        188
   Series 2004-13, Class AF2
   3.683% due 08/25/24                                           140        139
   Series 2004-6, Class 2A1
   2.608% due 10/25/21                                           388        388
   Series 2004-7, Class AF2
   3.324% due 12/25/23                                           275        273
   Series 2004-7, Class 2AV1
   2.568% due 12/25/22                                           100        100
Credit-Based Asset Servicing and
   Securitization (E)
   Series 2004-CB5, Class AV1
   2.548% due 09/25/21                                           448        448
   Series 2004-CB3, Class AV2
   2.528% due 03/25/34                                           116        116
Equity One ABS, Inc. (E)
   Series 2004-2, Class AF1
   2.528% due 07/25/34                                           473        473
Fannie Mae
   Series 1992-10, Class ZD
   8.000% due 11/25/21                                           722        753
GMAC Mortgage Corp. Loan Trust
   Series 2004-HE5, Class A3
   3.970% due 09/25/34                                           320        315
GSAMP Trust (E)
   Series 2004-SEA, Class A2A
   2.708% due 03/25/34                                           314        314
Home Equity Mortgage Trust (E)
   Series 2004-4, Class A2
   2.568% due 12/25/34                                           377        377
Long Beach Mortgage Loan Trust (E)
   Series 2003-1, Class A2
   2.818% due 03/25/33                                           146        147
   Series 2004-A, Class A
   2.568% due 02/25/24                                           263        263
Nelnet Student Loan Trust (E)
   Series 2004-4, Class A1
   2.017% due 04/25/11                                           300        300
Park Place Securities, Inc. (E)
   Series 2004-WCW, Class A6
   2.568% due 10/25/34                                           472        472
Parker Hannifin Employee Stock
   Ownership Trust (p)
   6.340% due 07/15/08                                           217        227
Renaissance Home Equity Loan
   Trust (E)
   Series 2004-2, Class AF1
   2.618% due 07/25/34                                           660        660
Residential Asset Mortgage Products,
   Inc.
   Series 2004-RS1, Class AI2
   3.620% due 07/25/26                                           135        134
   Series 2004-RS4, Class AI3
   4.003% due 01/25/30                                           205        206
   Series 2004-RS6, Class AI3
   4.540% due 08/25/28                                           165        167
   Series 2004-RS7, Class AI3
   4.450% due 07/25/28                                           355        359
   Series 2004-RS8, Class AI2
   3.810% due 01/25/26                                           160        160
   Series 2004-RS8, Class AI3
   4.230% due 05/25/29                                           105        105
   Series 2004-RS8, Class AII1 (E)
   2.558% due 05/25/26                                           720        720
Residential Asset Securities Corp.
   Series 2004-KS8, Class AI2
   3.340% due 10/25/24                                           395        392
   Series 2003-KS1, Class AI3
   3.320% due 02/25/29                                           160        159
Sears Credit Account Master Trust (E)
   Series 2002-4, Class A
   2.533% due 08/18/09                                           800        801
   Series 2002-5, Class A
   2.783% due 11/17/09                                           800        800
Structured Asset Securities Corp.
   Series 2004-19X, Class A2
   4.370% due 10/25/34                                           400        397
Tenaska Alabama II Partners, LP (p)
   6.125% due 03/30/23                                           111        116

                                                               Core Bond Fund 59

Russell Investment Funds
Core Bond Fund

Schedule of Investments -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Wells Fargo Home Equity Trust (E)
   Series 2004-2, Class A31
   2.578% due 06/25/19                                            89          89
                                                                          ------
                                                                          11,340
                                                                          ------
Corporate Bonds and Notes - 11.2%
Amerada Hess Corp.
   7.300% due 08/15/31                                           105         117
American Electric Power Co., Inc.
   Series C
   5.375% due 03/15/10                                            35          37
American RE Corp.
   Series B
   7.450% due 12/15/26                                           245         272
Ametek, Inc.
   7.200% due 07/15/08                                           175         190
BAE Systems Holdings, Inc. (p)
   6.400% due 12/15/11                                           350         392
Bank of America Corp.
   7.800% due 02/15/10                                            30          35
BankBoston Corp.
   Series B
   8.250% due 12/15/26                                            80          88
BellSouth Corp.
   4.750%-5.200%
   due 11/15/12-12/15/16                                         125         126
Boeing Capital Corp.
   6.100% due 03/01/11                                            65          71
Burlington Northern Santa Fe Corp.
   6.750%-6.875%
   due 12/01/27-03/15/29                                          35          40
Campbell Soup Co.
   5.875% due 10/01/08                                            70          75
CenterPoint Energy Houston Electric
   LLC
   Series J2
   5.700% due 03/15/13                                           110         117
CenterPoint Energy Resources Corp.
   Series B
   7.875% due 04/01/13                                           170         202
CIT Group, Inc.
   5.750%-6.875%
   due 09/25/07-11/01/09                                         120         129
Citigroup, Inc.
   3.500% due 02/01/08                                           560         557
   5.000% due 09/15/14 (p)                                       230         231
Clorox Co. (p)
   4.200%-5.000%
   due 01/15/10-01/15/15                                         170        172
Columbus Southern Power Co.
   Series C
   5.500% due 03/01/13                                            55         57
Comcast Cable Communications
   8.375% due 05/01/07                                           195        216
Comcast Corp.
   5.850% due 01/15/10                                           130        139
Continental Airlines, Inc.
   Series 00-1
   7.918% due 05/01/10                                           105        106
Countrywide Home Loans, Inc.
   Series MTNK
   5.500% due 02/01/07                                            50         52
Credit Suisse First Boston USA, Inc.
   4.625%-5.500%
   due 01/15/08-08/15/13                                         110        114
DaimlerChrysler NA Holding Corp. (E)
   Series MTND
   2.640% due 11/17/06                                           600        600
Detroit Edison Co.
   6.350% due 10/15/32                                            90         98
Devon Financing Corp. ULC
   6.875% due 09/30/11                                            95        108
Dominion Resources, Inc.
   Series B
   6.250% due 06/30/12                                            40         44
DPL, Inc.
   8.250% due 03/01/07                                           160        173
Dresdner Funding Trust I (p)
   8.151% due 06/30/31                                           185        229
Duke Capital LLC
   4.302% due 05/18/06                                            70         71
Duke Energy Field Services LLC
   5.750%-6.875%
   due 11/15/06-02/01/11                                          50         53
El Paso Corp.
   8.050% due 10/15/30                                           400        387
Eli Lilly & Co.
   6.770% due 01/01/36                                           245        291
FedEx Corp.
   7.600% due 07/01/97                                            65         76
Fifth Third Bank
   7.750% due 08/15/10                                           155        159
Financing Corp.
   Series 15P Principal Only Strip
   Zero Coupon due 03/07/19                                       70         34

60 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
FirstEnergy Corp.
   Series A
   5.500% due 11/15/06                                            40          41
   Series B
   6.450% due 11/15/11                                           195         212
   Series C
   7.375% due 11/15/31                                           115         131
Ford Motor Co.
   6.375% due 02/01/29                                            70          63
Ford Motor Credit Co.
   7.375%-7.875%
   due 06/15/10-02/01/11                                         650         706
General Electric Capital Corp.
   Series MTNA
   4.750%-6.000%
   due 06/15/12-09/15/14                                         115         117
General Electric Co.
   5.000% due 02/01/13                                           305         313
General Motors Acceptance Corp.
   6.875%-7.250%
   due 03/02/11-02/01/12                                         610         627
   2.990% due 04/13/06 (E)                                       800         797
Glencore Funding LLC (p)
   6.000% due 04/15/14                                            60          58
Golden West Financial Corp.
   4.125% due 08/15/07                                           110         112
Goldman Sachs Group, Inc.
   6.875% due 01/15/11                                           270         305
HCA, Inc.
   5.250%-7.500%
   due 11/06/08-11/06/33                                         115         116
Historic TW, Inc.
   8.050%-9.125%
   due 01/15/13-01/15/16                                         495         609
HJ Heinz Co.
   6.375% due 07/15/28                                            20          22
HJ Heinz Finance Co.
   6.750% due 03/15/32                                            55          64
Household Finance Corp.
   4.750%-6.375%
   due 05/15/09-11/27/12                                         435         456
HVB Funding Trust I (p)
   8.741% due 06/30/31                                           150         193
International Lease Finance Corp.
   6.375% due 03/15/09                                           125         135
International Paper Co.
   5.500% due 01/15/14                                           140         145
ITT Industries, Inc.
   7.400% due 11/15/25                                           100         116
JP Morgan & Co., Inc.
   Series MTNA
   6.000% due 01/15/09                                           120         128
Kellogg Co.
   Series B
   6.600% due 04/01/11                                           395         442
KeySpan Corp.
   7.625% due 11/15/10                                           150         176
Kraft Foods, Inc.
   5.250%-5.625%
   due 06/01/07-11/01/11                                         515         544
Kroger Co. (The)
   7.500%-8.000%
   due 09/15/29-04/01/31                                          30          37
Lehman Brothers Holdings, Inc.
   6.625% due 01/18/12                                           155         173
Liberty Media Corp.
   3.500% due 09/25/06                                           185         184
Manufacturers & Traders Trust Co.
   8.000% due 10/01/10                                            75          89
May Department Stores Co. (The)
   5.750% due 07/15/14 (p)                                        90          92
   4.800%-5.750%
   due 07/15/09-07/15/14                                          50          51
Midland Funding II
   Series B
   13.250% due 07/23/06                                          140         154
Miller Brewing Co. (p)
   5.500% due 08/15/13                                           140         146
Mizuho Preferred Capital Co. LLC (p)
   8.790% due 04/15/14                                           315         357
Monumental Global Funding II (p)
   3.850% due 03/03/08                                           155         155
Morgan Stanley
   6.750% due 04/15/11                                           205         230
Natexis Ambs Co. LLC (F)
   8.440% due 12/29/49                                           120         135
National Rural Utilities Cooperative Finance Corp.
   5.750% due 08/28/09                                            70          75
NB Capital Trust IV
   8.250% due 04/15/27                                            90         100
News America Holdings
   7.750%-9.250%
   due 02/01/13-10/17/96                                         240         294
News America, Inc.
   6.750% due 01/09/38                                            20          22
Nisource Finance Corp.
   7.875% due 11/15/10                                           155         182

                                                               Core Bond Fund 61

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Norfolk Southern Corp.
   7.050%-7.900%
   due 05/15/17-05/15/97                                         245         304
Occidental Petroleum Corp.
   9.250% due 08/01/19                                            95         131
Ohio Power Co.
   Series F
   5.500% due 02/15/13                                            20          21
Pacific Gas & Electric Co.
   3.600%-6.050%
   due 03/01/09-03/01/34                                         175         176
Progress Energy, Inc.
   7.000%-7.100%
   due 03/01/11-10/30/31                                         165         184
Qwest Capital Funding, Inc.
   7.000% due 08/03/09                                            25          25
Qwest Services Corp. (p)
   14.000% due 12/15/10                                           40          48
RBS Capital Trust I (F)
   5.512% due 09/29/49                                           210         215
RC Trust 1 Equity Preferred
   7.000% due 05/15/06                                           290         152
Safeway, Inc.
   7.250% due 02/01/31                                            25          29
SBC Communications, Inc.
   4.125%-5.100%
   due 09/15/09-09/15/14                                         155         156
Sprint Capital Corp.
   6.125%-8.750%
   due 11/15/08-03/15/32                                         435         513
Tele-Communications-TCI Group
   7.875%-9.800%
   due 02/01/12-08/01/13                                         425         522
Texas Genco LLC (p)
   6.875% due 12/15/14                                            40          41
Time Warner, Inc.
   6.750% due 04/15/11                                           175         197
Travelers Property Casualty Corp.
   5.000% due 03/15/13                                            80          78
TXU Corp. (p)
   4.800%-6.550%
   due 11/15/09-11/15/34                                         385         384
Tyson Foods, Inc.
   8.250% due 10/01/11                                            60          71
Union Pacific Corp.
   5.750%-6.125%
   due 10/15/07-01/15/12                                         175         190
Union Planters Corp.
   7.750% due 03/01/11                                            50          59
Univision Communications, Inc.
   7.850% due 07/15/11                                            90         106
Verizon Florida, Inc.
   Series F
   6.125% due 01/15/13                                            85          90
Wells Fargo & Co.
   4.950% due 10/16/13                                            65          66
Wells Fargo Bank NA
   7.550% due 06/21/10                                            50          58
Weyerhaeuser Co.
   6.750% due 03/15/12                                            55          62
Wisconsin Central Transport
   6.625% due 04/15/08                                           325         351
Wyeth
   5.500%-5.500%
   due 03/15/13-02/01/14                                          70          72
Yum! Brands, Inc.
   8.875% due 04/15/11                                           120         148
Zurich Capital Trust I (p)
   8.376% due 06/01/37                                           245         275
                                                                          ------
                                                                          19,686
                                                                          ------
International Debt - 5.9%
Abbey National PLC
   (Step Up, 7.570%, 06/15/08) (F)
   6.700% due 06/29/49                                           150         162
Argentina Government International Bond
   11.375%-11.375%
   due 03/15/10-01/30/17                                         265          90
AXA
   8.600% due 12/15/30                                            50          66
Brazilian Government International Bond
   8.875%-11.000%
   due 10/22/10-04/15/24                                         980       1,142
   3.063%-8.299%
   due 04/15/06-04/15/12 (E)                                     199         216
British Sky Broadcasting PLC
   8.200% due 07/15/09                                           210         243
British Telecommunications PLC
   8.375%-8.875%
   due 12/15/10-12/15/30                                         110         135
Conoco Funding Co.
   6.350% due 10/15/11                                           405         452

62 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Deutsche Telekom International Finance BV
   8.500%-8.750%
   due 06/15/10-06/15/30                                         365         457
EnCana Corp.
   6.500% due 08/15/34                                            40          44
Export-Import Bank Of Korea (p)
   4.125% due 02/10/09                                           120         120
France Telecom SA
   7.950%-9.250%
   due 03/01/06-03/01/31                                         950       1,079
Intelsat, Ltd.
   6.500% due 11/01/13                                           205         187
Ispat Inland ULC
   9.750% due 04/01/14                                           154         190
Korea Development Bank
   4.250% due 11/13/07                                            50          50
Korea Electric Power Corp. (p)
   5.125% due 04/23/34                                            60          60
Mexico Government International Bond
   6.375%-8.375%
   due 01/14/11-08/15/31                                         495         566
Mizuho Financial Group Cayman, Ltd. (p)
   5.790% due 04/15/14                                           150         158
Morgan Stanley Bank AG for OAO Gazprom (p)
   9.625% due 03/01/13                                           100         118
Panama Government International Bond
   9.375% due 07/23/12                                           100         118
Peru Government International Bond
   9.125%-9.875%
   due 02/21/12-02/06/15                                         400         478
Petroleos Mexicanos
   9.500% due 09/15/27                                            35          44
Poland Government International Bond
   (Step Up, 5.000%, 11/01/14)
   4.750% due 10/27/24                                           200         189
Province of Quebec
   5.000%-7.500%
   due 07/17/09-07/15/23                                         220         276
Royal Bank of Scotland Group PLC (F)
   Series 1
   9.118% due 03/31/49                                           550         670
Royal KPN NV
   8.000% due 10/01/10                                           100         118
Russia Government International Bond (p)
   5.000%-8.250%
   due 03/31/10-03/31/30                                         895         939
Santander Financial Issuances
   6.375% due 02/15/11                                           110         121
Sanwa Finance Aruba AEC
   8.350% due 07/15/09                                           135         157
Shaw Communications, Inc.
   7.200%-8.250%
   due 04/11/10-12/15/11                                         165         186
Stora Enso OYJ
   7.375% due 05/15/11                                            85          97
Systems 2001 AT LLC (p)
   7.156% due 12/15/11                                           141         154
Telecom Italia Capital SA
   4.000%-6.000%
   due 01/15/10-09/30/34 (p)                                     210         206
   5.250%-6.375%
   due 11/15/13- 11/15/33                                        310         314
TELUS Corp.
   7.500%-8.000%
   due 06/01/07-06/01/11                                         515         592
Tengizchevroil Finance Co. (p)
   6.124% due 11/15/14                                           215         215
UFJ Finance Aruba AEC
   6.750% due 07/15/13                                            35          39
                                                                          ------
                                                                          10,448
                                                                          ------
Mortgage-Backed Securities - 34.0%
Banc of America Commercial
   Mortgage, Inc.
   Series 2004-4, Class A3
   4.128% due 07/10/42                                           300         300
   Series 2004-3, Class A3
   4.875% due 06/10/39                                           445         458
Bank of America Mortgage Securities
   Series 2004-1, Class 5A1
   6.500% due 09/25/33                                            41          42
Bear Stearns Adjustable Rate Mortgage Trust
   Series 2003-1, Class 6A1
   5.112% due 04/25/33                                           144         144
   Series 2003-8, Class 4A1
   4.771% due 01/25/34                                           308         306

                                                               Core Bond Fund 63

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Countrywide Alternative Loan Trust
   Series 2004-J7, Class 1A6
   5.013% due 08/25/34                                            410        411
   Series 2004-J7, Class 1A2
   4.673% due 08/25/34                                            395        395
CS First Boston Mortgage Securities Corp.
   Series 2002-18, Class 1AIO Interest Only
   7.500% due 06/25/32                                            400         --
   Series 2001-AR2, Class 3A
   6.156% due 12/25/31                                             69         70
   Series 2002-22, Class 1AIO Interest Only
   8.000% due 07/25/32                                            351         --
Fannie Mae
   15 Year TBA (I)
   5.000%-5.500%                                                5,580      5,694
   30 Year TBA (I)
   4.500%-6.500%                                               14,630     14,797
   3.025%-3.974% due 2017-2036 (E)                                920        931
   4.500%-7.000% due 2016-2034                                 11,016     11,196
   Series 2004-27, Class JC
   5.000% due 05/25/34                                            363        358
Fannie Mae Whole Loan
   Series 2002-W6, Class 2AIO Interest Only
   0.294% due 06/25/42                                             80         --
   Series 2003-W1, Class 1A1
   6.500% due 12/25/42                                            104        108
Federal Home Loan Mortgage Corp.
   Structured Pass Through Securities
   Series 2004-H01, Class A1
   2.614% due 07/15/11                                            907        897
First Nationwide Trust (E)
   Series 2001-4, Class 3A5
   3.018% due 09/25/31                                              7          7
Freddie Mac
   15 Year TBA (I)
   5.500%                                                         555        573
   30 Year TBA (I)
   5.500%-6.000%                                                3,590      3,649
   5.000%-6.000% due 2016-2034                                  2,937      3,017
   7.829% due 2030 (E)                                              4          4
   Series 2002-250, Class L
   5.500% due 03/15/15                                              2          2
   Series 2003-263, Class IO Interest Only
   5.000% due 10/15/27                                            671         76
   Series 2003-263, Class IA Interest Only
   5.000% due 06/15/22                                            904         66
   Series 2003-264, Class IC Interest Only
   5.000% due 05/15/22                                            730         81
   Series 2004-285, Class PI Interest Only
   5.500% due 05/15/24                                            396         45
   Series 2004-287, Class IA Interest Only
   5.500% due 04/15/24                                            247         27
   Series 2004-288, Class QI Interest Only
   5.500% due 02/15/24                                            345         37
   Series 2004-288, Class HC
   5.500% due 07/15/28                                            385        399
   Series 2004-290, Class PB
   5.500% due 03/15/28                                            310        321
   Series 2000-226, Class F
   2.853% due 11/15/30                                             49         49
GE Capital Commercial Mortgage Corp.
   Series 2004-C2, Class A4
   4.893% due 03/10/40                                            755        762
Ginnie Mae I
   30 Year TBA (I)
   5.000%-5.500%                                                7,610      7,688
   6.000%-6.500% due 2029-2032                                    277        291
Ginnie Mae II
   30 Year TBA (I)
   5.500%                                                         120        122
   2.750%-3.750% due 2026-2032                                    869        878
Government National Mortgage Association (E)
   Series 2000-29, Class F
   2.910% due 09/20/30                                             68         68
   Series 2004-64, Class JH
   5.500% due 07/20/30                                            240        249
Greenwich Capital Commercial Funding Corp.
   Series 2004-GG1, Class A7
   5.317% due 06/10/36                                            285        296
GS Mortgage Securities Corp. II
   Series 2004-GG2, Class A6
   5.396% due 08/10/38                                            285        297

64 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
JP Morgan Chase Commercial Mortgage Securities Corp.
   Series 2003-ML1, Class A2
   4.767% due 03/12/39                                           370         373
   Series 2004-LN2, Class A1
   4.475% due 07/15/41                                           395         398
LB-UBS Commercial Mortgage Trust
   Series 2004-C4, Class A3
   4.987% due 06/15/29                                           640         666
Mellon Residential Funding Corp. (E)
   Series 2000-TBC, Class A1
   2.643% due 06/15/30                                           420         419
Merrill Lynch Mortgage Trust
   Series 2004-MKB, Class A2
   4.353% due 02/12/42                                           380         384
Morgan Stanley Capital I
   Series 2004-HQ3, Class A2
   4.050% due 01/13/41                                           400         397
Nomura Asset Acceptance Corp.
   Series 2004-AP3, Class A3
   4.423% due 10/25/34                                           465         460
Prime Mortgage Trust (E)
   Series 2004-CL1, Class 1A2
   2.818% due 02/25/34                                           104         104
SACO I, Inc. (E)(p)
   Series 2004-2, Class A2
   2.608% due 07/25/19                                           450         450
Sequoia Mortgage Trust (E)
   Series 2001-5, Class A
   2.760% due 10/19/26                                           306         306
Small Business Administration
   Series 2000-P10, Class 1
   7.449% due 08/01/10                                            45          48
Structured Asset Securities Corp.
   Series 2004-21X, Class 1A3
   4.440% due 12/25/34                                           650         654
                                                                         -------
                                                                          59,770
                                                                         -------
Municipal Bonds - 0.4%
Golden State Tobacco Securitization
   Corp. Revenue Bonds, weekly demand
   6.750% due 06/01/39                                           400         401
Tobacco Settlement Financing Corp.
   Revenue Bonds, weekly demand
   6.250% due 06/01/43                                           200         188
Tobacco Settlement Financing Corp.
   Revenue Bonds, weekly demand
   4.375% due 06/01/19                                           100         100
University of Texas Revenue Bonds, weekly demand
   5.000% due 08/15/33                                           100         102
                                                                         -------
                                                                             791
                                                                         -------
Non-US Bonds - 0.5%
United Kingdom Gilt
   5.750% due 12/07/09 GBP                                       400         810
                                                                         -------
United States Government Agencies - 1.5%
Fannie Mae
   4.375% due 03/15/13                                           345         344
Financing Corp. Principal Only
   Zero Coupon due 05/11/18-09/26/19                             765         368
Freddie Mac
   2.750%-4.000% due 03/15/08-12/15/09                         1,640       1,641
Residual Funding Principal Only
   Zero Coupon due 10/15/20                                      600         267
                                                                         -------
                                                                           2,620
                                                                         -------
United States Government Treasuries - 14.5%
United States Treasury Inflation Indexed Bonds
   0.875%-4.250% due 01/15/07-07/15/14                         9,387      10,082
United States Treasury Note
   2.500%-8.875% due 05/15/06-02/15/26                        14,530      15,351
                                                                         -------
                                                                          25,433
                                                                         -------
Total Long-Term Investments
(cost $128,250)                                                          130,898
                                                                         -------

                                                               Core Bond Fund 65

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Preferred Stocks - 0.4%
Financial Services - 0.4%
Centaur Funding Corp. (p)                                       165,000      217
DG Funding Trust (p)                                                 49      525
                                                                          ------
Total Preferred Stocks
(cost $693)                                                                  742
                                                                          ------

                                                               Notional
                                                                Amount
                                                                   $
                                                               --------
Options Purchased - 0.0%
(Number of Contracts)
Eurodollar Futures
   Jun 2005 95.00 Put (50)                                       11,875       --
United States Treasury Bond Futures
   Feb 2005 115.00 Call (2)                                         230        1
   Feb 2005 116.00 Call (1)                                         116        1
                                                                          ------
Total Options Purchased
(cost $3)                                                                      2
                                                                          ------

                                                              Principal
                                                             Amount ($)
                                                              or Shares
                                                             ----------
Short-Term Investments - 45.5%
ANZ Delaware, Inc. (z)
   2.375% due 02/22/05 (c)                                        1,000      997
   2.420% due 03/16/05                                            1,600    1,590
ASIF II
   1.200% due 01/26/05 JPY                                      120,000    1,172
Barclays US Funding, LLC (z)
   1.985%-2.060%
   due 02/01/05-02/22/05 (c)                                      1,800    1,795
   2.365% due 03/07/05                                              200      199
CBA Del Finance Discount Note (z)
   2.380% due 03/07/05                                            1,200    1,193
Citibank New York Commercial Paper (c)(z)
   2.030% due 01/24/05                                              900      900
Danske Corp. (c)(z)
   1.790% due 02/14/05                                            1,200    1,197
Danske Corp. Discount Note (z)
   2.370% due 03/14/05                                            1,400    1,391
Dexia Delaware (c)(z)
   2.010%-2.040%
   due 01/21/05-01/25/05                                          2,400    2,397
Fannie Mae Discount Note (z)
   1.968%-2.197%
   due 01/05/05-02/16/05 (c)                                      4,900    4,895
   2.349%-2.390% due 03/16/05                                       700      696
Federal Home Loan Bank Discount Note (c)(z)
   1.955%-2.028%
   due 01/14/05-01/28/05                                          3,800    3,795
Federal Home Loan Bank System
   4.125% due 01/14/05                                              185      185
Federal Home Loan Discount Corp. (z)
   2.308%-5.500%
   due 03/02/05-03/09/05                                          3,300    3,281
Federal National Mortgage Association Discount (z)
   2.248%-2.430%
   due 03/02/05-03/23/05                                          3,000    2,982
Ford Motor Credit Co.
   2.306%-7.600%
   due 03/15/05-08/01/05                                            900      913
Frank Russell Investment Company
   Money Market Fund                                         27,713,000   27,713
Freddie Mac Discount Note (z)
   1.940%-1.950%
   due 01/04/05-01/18/05                                          1,700    1,699
   2.183% due 03/08/05                                            1,000      994
General Electric Capital Corp. Discount Note (c)(z)
   1.920%-2.355%
   due 01/03/05-03/01/05                                          2,600    2,594
HBOS Treasury Services, PLC (z)
   2.070% due 02/22/05 (c)                                        1,500    1,496
   2.370%-2.435%
   due 03/08/05-03/22/05                                          1,000      993
ING US Funding, LLC (z)
   2.445% due 03/21/05                                            2,300    2,287
Lloyds Bank PLC (z)
   2.250% due 01/14/05                                            1,400    1,399
Niagara Mohawk Power Corp. Series F
   7.625% due 10/01/05                                              132      137
Rabobank USA Financial Corp. (c)(z)
   2.170% due 01/03/05                                            2,300    2,300

66 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands

                                                            Principal    Market
                                                           Amount ($)    Value
                                                            or Shares       $
--------------------------------------------------------------------------------
Residential Asset Mortgage Products,
   Inc.
   Series 2002-RZ4, Class AIO
   Interest Only
   5.750% due 04/25/05                                            367         4
Royal Bank of Scotland (c)(z)
   2.025% due 01/21/05                                            900       899
Santander Financial Issuances
   6.800% due 07/15/05                                             45        46
Shell Finance (z)
   2.340% due 03/08/05                                          1,600     1,591
Spintab Swedish Mortgage (c)(z)
   2.060% due 01/03/05                                          1,200     1,200
Swedbank Forenings (z)
   2.370%-2.445%
   due 03/07/05-03/28/05                                        1,300     1,292
UBS Financial Del, LLC (z)
   2.200% due 01/03/05 (c)                                        200       200
   2.370%-2.390%
   due 03/10/05-03/14/05                                        2,400     2,386
Unicredit Delaware (c)(z)
   1.985% due 01/31/05                                            400       399
United States Treasury Bills (z)(S)
   1.940%-2.180%
   due 03/03/05-03/31/05                                          730       725
Wachovia Corp.
   7.550% due 08/18/05                                             50        51
                                                                        --------
Total Short-Term Investments
(cost $79,793)                                                            79,983
                                                                        --------
Warrants & Rights - 0.1%
Miscellaneous - 0.1%
Mexico Government International Bond
   Value Recovery Rights (AE)
   Series B                                                     2,500        34
   Series D                                                     2,496        49
   Series E                                                     1,900        23
                                                                        --------
                                                                            106
Utilities - 0.0%
GT Group Telecom, Inc.
   2010 Warrants (AE)(p)(A)                                       175        --
                                                                        --------
Total Warrants & Rights
(cost $40)                                                                  106
                                                                        --------
Total Investments - 120.4%
(identified cost $208,779)                                              211,731

Other Assets and Liabilities,
Net - (20.4%)                                                           (35,880)
                                                                        --------
Net Assets - 100.0%                                                     175,851
                                                                        ========

  See accompanying notes which are an integral part of the financial statements.

                                                               Core Bond Fund 67

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands

                                                                    Unrealized
                                                       Notional    Appreciation
Futures Contracts                                       Amount    (Depreciation)
(Number of Contracts)                                      $             $
--------------------------------------------------------------------------------
Long Positions
Eurodollar Futures
   expiration date 06/05 (1)                                242              (1)
   expiration date 09/05 (85)                            20,530            (108)
   expiration date 12/05 (58)                            13,984             (20)
Germany, Federal Republic 10 Year Bonds
   expiration date 03/05 (31)                             4,997              (7)
Japan Government 10 Year Bonds
   expiration date 03/05 (1)                              1,350               1
United States Treasury Bonds
   expiration date 03/05 (65)                             7,313             (63)
United States Treasury 2 Year Notes
   expiration date 03/05 (48)                            10,061              (5)
United States Treasury 5 Year Notes
   expiration date 03/05 (18)                             1,972              (3)
United States Treasury 10 Year Notes
   expiration date 03/05 (112)                           12,537               2
Short Positions
United States Treasury 5 Year Notes
   expiration date 03/05 (57)                             6,243             (30)
United States Treasury 10 Year Notes
   expiration date 03/05 (17)                             1,903             (14)
                                                                           ----
Total Unrealized Appreciation
   (Depreciation) on Open Futures Contracts                                (248)
                                                                           ====

                                                               Notional   Market
Options Written                                                 Amount     Value
(Number of Contracts)                                             $          $
--------------------------------------------------------------------------------
Euribor Futures
   Jun 2005 94.25 (GBP) Put (3)                                     679      --
   Jun 2005 97.50 (EUR) Put (12)                                  3,986      (7)

United States Treasury Notes
10 Year Futures
   Feb 2005 114.00 Call (63)                                      7,182     (14)
   Feb 2005 108.00 Put (44)                                       4,752      (5)
                                                                            ----
Total Liability for Options Written
   (premiums received $43)                                                  (26)
                                                                            ====

Foreign Currency Exchange Contracts
                                            Unrealized
                                            Appreciation
   Amount         Amount      Settlement   (Depreciation)
    Sold          Bought         Date            $
-----------   -------------   ----------   --------------
USD     109    EUR       80    01/10/05          --
USD     369    EUR      275    01/10/05          (6)
USD     318    JPY   32,579    01/06/05          --
USD     101    JPY   10,781    01/27/05          (4)
EUR     167    USD      221    01/10/05           6
EUR     650    USD      866    03/18/05          19
JPY   6,000    USD       57    01/27/05           1
JPY   6,966    USD       67    01/27/05           1
                                                 ---
                                                 17
                                                 ===

See accompanying notes which are an integral part of the financial statements.

68 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands

Interest Rate Swaps

-----------------------------------------------------------------------------------------
                        Notional                                                   Market
      Counter            Amount                                      Termination    Value
       Party               $           Fund Receives     Fund Pays      Date          $
------------------   -------------   -----------------   ---------   -----------   ------
Bank of America      USD     5,500   Three Month LIBOR     4.000%      12/15/09      (54)
Barclay's Bank PLC   GBP        50   Six Month LIBOR       5.000%      06/16/11        1
Barclay's Bank PLC   GBP       400   Six Month LIBOR       5.000%      06/18/34      (24)
Goldman Sachs        USD       600   Three Month LIBOR     5.000%      06/15/15      (10)
Greenwick Capital
   Derivatives       USD     1,000   Three Month LIBOR     4.000%      06/15/10      (10)
J.P. Morgan          EUR       600   Six Month LIBOR       6.000%      06/18/34       79
Lehman Brothers      USD     1,000   Three Month LIBOR     5.000%      06/15/15      (16)
Merrill Lynch        EUR       900   Six Month LIBOR       4.000%      03/15/07       31
Morgan Stanley       USD     4,500   Three Month LIBOR     5.000%      06/15/15      (73)
Morgan Stanley       USD     3,300   Three Month LIBOR     4.000%      06/15/07       18
UBS                  JPY   125,000   Six Month LIBOR       2.000%      06/15/12      (66)

Total Market Value of Interest Rate Swaps                                           ----
   premiums paid (received) - ($182)                                                (124)
                                                                                    ====

  See accompanying notes which are an integral part of the financial statements.

                                                               Core Bond Fund 69

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2004

Amounts in thousands

                                                                          % of
Portfolio Summary                                                          Net
(Unaudited)                                                              Assets
-------------------------------------------------------------------------------
Asset-Backed Securities                                                    6.4
Corporate Bonds and Notes                                                 11.2
International Debt                                                         5.9
Mortgage-Backed Securities                                                34.0
Municipal Bonds                                                            0.4
Non-US Bonds                                                               0.5
United States Government Agencies                                          1.5
United States Government Treasuries                                       14.5
Preferred Stocks                                                           0.4
Options Purchased                                                           --*
Short-Term Investments                                                    45.5
Warrants & Rights                                                          0.1
                                                                         -----
Total Investments                                                        120.4
Other Assets and Liabilities, Net                                        (20.4)
                                                                         -----

Net Assets                                                               100.0
                                                                         =====

Futures Contracts                                                          0.1
Options Written                                                             --*
Foreign Currency Exchange Contract                                          --*
Interest Rate Swaps                                                        0.1

*    Less than .05%

See accompanying notes which are an integral part of the financial statements.

70 Core Bond Fund

Russell Investment Funds

Notes to Schedules of Investments -- December 31, 2004

--------------------------------------------------------------------------------
Footnotes:

(AE) Nonincome-producing security.
(o)  Real Estate Investment Trust (REIT).
(S) Held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(z)  Rate noted is yield-to-maturity from date of acquisition.
(c)  At amortized cost, which approximates market.
(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(I)  Forward commitment.
(F) Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(U)  Bond is insured by a guarantor.
(A) This security has been valued by the Security Valuation Committee. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized.
(ae) Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(O/) In default.
(B)  Illiquid security.
(X) The security is purchased with the cash collateral from the securities loaned.
(N)  All or a portion of the shares of this security are on loan.
(p) Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.

Abbreviations:

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
ADS - American Depositary Share
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.
GDS - Global Depositary Share
LIBOR - London Interbank Offered Rate
PIK - Payment in Kind
FDIC - Federal Deposit Insurance Company
REMIC - Real Estate Mortgage Investment Conduit
STRIP - Separate Trading of Registered Interest and Principal of Securities TBA - To Be Announced Security

Foreign Currency Abbreviations:

ARS - Argentine peso          GBP - British pound sterling   PEN - Peruvian nouveau sol
AUD - Australian dollar       HKD - Hong Kong dollar         PHP - Philippine peso
BRL - Brazilian real          HUF - Hungarian forint         PLN - Polish zloty
CAD - Canadian dollar         IDR - Indonesian rupiah        RUB - Russian ruble
CHF - Swiss franc             ILS - Israeli shekel           SEK - Swedish krona
CLP - Chilean peso            INR - Indian rupee             SGD - Singapore dollar
CNY - Chinese renminbi yuan   ITL - Italian lira             SKK - Slovakian koruna
COP - Colombian peso          JPY - Japanese yen             THB - Thai baht
CRC - Costa Rica colon        KES - Kenyan schilling         TRL - Turkish lira
CZK - Czech koruna            KRW - South Korean won         USD - United States dollar
DKK - Danish krone            MXN - Mexican peso             VEB - Venezuelan bolivar
EGP - Egyptian pound          MYR - Malaysian ringgit        VND - Vietnamese dong
EUR - Euro                    NZD - New Zealand dollar       ZAR - South African rand

                                             Notes to Schedule of Investments 71

Russell Investment Funds

Statement of Assets and Liabilities -- December 31, 2004

                                                              Multi-Style Equity
Amounts in thousands                                                 Fund
--------------------------------------------------------------------------------
Assets
Investments, at identified cost                                    $289,463
--------------------------------------------------------------------------------
Investments, at market***                                           333,338
Foreign currency holdings*                                               --
Unrealized appreciation on foreign currency exchange
   contracts                                                             --
Receivables:
   Dividends and interest                                               381
   Dividends from affiliated money market funds                          28
   Investments sold                                                   2,524
   Fund shares sold                                                     140
   Foreign taxes recoverable                                             --
   Receivable from related fund                                          --
   From Advisor                                                          --
   Daily variation margin on futures contracts                           19
Interest rate swap contracts, at market value****                        --
                                                                   --------
Total assets                                                        336,430
                                                                   --------

Liabilities
Payables:
   Due to Custodian                                                      --
   Investments purchased                                              2,499
   Fund shares redeemed                                                  30
   Accrued fees to affiliates                                           223
   Other accrued expenses                                                30
   Daily variation margin on futures contracts                           --
Unrealized depreciation on foreign currency exchange
   contracts                                                             --
Options written, at market value**                                       --
Payable upon return of securities loaned                                889
Interest rate swap contracts, at market value****                        --
                                                                   --------
Total liabilities                                                     3,671
                                                                   --------
Net Assets                                                         $332,759
                                                                   ========
Net Assets Consist of:
Undistributed (overdistributed) net investment income              $  1,321
Accumulated net realized gain (loss)                                (80,809)
Unrealized appreciation (depreciation) on:
   Investments                                                       43,875
   Futures contracts                                                    469
   Options written                                                       --
   Interest rate swap contracts                                          --
   Foreign currency-related transactions                                 --
Shares of beneficial interest                                           264
Additional paid-in capital                                          367,639
                                                                   --------
Net Assets                                                         $332,759
                                                                   ========

See accompanying notes which are an integral part of the financial statements.

72 Statement of Assets and Liabilities

Aggressive Equity   Non-U.S.   Real Estate Securities   Core Bond
       Fund           Fund              Fund               Fund
-----------------------------------------------------------------

     $184,204       $223,975          $267,317          $208,779
-----------------------------------------------------------------
      217,822        278,291           386,099           211,731
           --          2,481                --               565

           --            642                --                27

          123            291             1,854             1,009
           14             26                26                52
        1,136            142             1,579            12,706
           30            175               173               136
           --             23                --                --
           --             --             4,690                --
           26             39                --                10
            4             35                --                97
           --             --                --               129
     --------       --------          --------          --------
      219,155        282,145           394,421           226,462
     --------       --------          --------          --------



           --             60             1,122                --
        1,329            852             1,260            50,194
           22             15            12,002                14
          155            206               276                89
           44             65                25                21
           --             15                --                 4

           --            579                --                10
           --            940                --                26
       22,022         20,647                 3                --
           --             --                --               253
     --------       --------          --------          --------
       23,572         23,379            14,688            50,611
     --------       --------          --------          --------
     $195,583       $258,766          $379,733          $175,851
     ========       ========          ========          ========

     $     --       $   (729)         $    223          $    146
        4,367        (45,379)            6,069             1,865

       33,618         54,316           118,782             2,952
          282            230                --              (248)
           --            (52)               --                17
           --             --                --                58
           --            124                --                29
          131            228               222               168
      157,185        250,028           254,437           170,864
     --------       --------          --------          --------
     $195,583       $258,766          $379,733          $175,851
     ========       ========          ========          ========

  See accompanying notes which are an integral part of the financial statements.

                                          Statement of Assets and Liabilities 73

Russell Investment Funds

Statement of Assets and Liabilities, continued -- December 31, 2004

                                                              Multi-Style Equity
                                                                     Fund
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share:
   Net asset value per share*****                                $      12.60
      Net assets                                                 $332,759,098
      Shares outstanding ($.01 par value)                          26,403,353
--------------------------------------------------------------------------------
Amounts in thousands

*     Foreign currency holdings - cost                           $         --
**    Premiums received on options written                       $         --
***   Securities on loan included in investments                 $        869
****  Interest rate swap contracts - premiums paid
      (received)                                                 $         --
***** Net asset value per share equals net assets divided by shares of beneficial interest outstanding

See accompanying notes which are an integral part of the financial statements.

74 Statement of Assets and Liabilities

Aggressive Equity     Non-U.S.     Real Estate Securities     Core Bond
       Fund             Fund                Fund                Fund
------------------------------------------------------------------------

   $      14.90     $      11.33        $      17.09        $      10.50
   $195,583,015     $258,765,629        $379,732,956        $175,850,594
     13,125,244       22,829,056          22,215,412          16,750,929
------------------------------------------------------------------------


   $         --     $      2,429        $         --        $        556
   $         --     $        888        $         --        $         43
   $     21,387     $     19,630        $          3        $         --
   $         --     $         --        $         --        $       (182)

  See accompanying notes which are an integral part of the financial statements.

                                          Statement of Assets and Liabilities 75

Russell Investment Funds

Statement of Operations -- For the Fiscal Year Ended December 31, 2004

                                                              Multi-Style Equity
Amounts in thousands                                                 Fund
--------------------------------------------------------------------------------
Investment Income
   Dividends                                                       $ 5,467
   Dividends from affiliated money market funds                        186
   Interest                                                             16
   Securities lending income                                            12
   Less foreign taxes withheld                                          --
                                                                   -------
Total investment income                                              5,681
                                                                   -------
Expenses
   Management fees                                                   2,419
   Custodian fees                                                      226
   Transfer agent fees                                                   1
   Professional fees                                                    55
   Trustees' fees                                                        8
   Printing fees                                                        10
   Miscellaneous                                                        22
                                                                   -------
   Expenses before reductions                                        2,741
   Expense reductions                                                  (43)
                                                                   -------
Net expenses                                                         2,698
                                                                   -------
Net investment income (loss)                                         2,983
                                                                   -------
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments                                                      18,831
   Futures contracts                                                 2,557
   Options written                                                      --
   Index swap contracts                                                 --
   Interest rate swap contracts                                         --
   Foreign currency-related transactions                                --
                                                                   -------
Net realized gain (loss)                                            21,388
                                                                   -------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       6,162
   Futures contracts                                                  (249)
   Options written                                                      --
   Index swap contracts                                                 --
   Interest rate swap contracts                                         --
   Foreign currency-related transactions                                --
                                                                   -------
Net change in unrealized appreciation (depreciation)                 5,913
                                                                   -------
Net realized and unrealized gain (loss)                             27,301
                                                                   -------
Net Increase (Decrease) in Net Assets from Operations              $30,284
                                                                   =======

See accompanying notes which are an integral part of the financial statements.

76 Statement of Operations

Aggressive Equity   Non-U.S.   Real Estate Securities   Core Bond
       Fund           Fund               Fund              Fund
-----------------------------------------------------------------

     $ 1,946         $ 5,286           $ 9,992           $  121
         111             184               124              354
          16              48                --            4,358
          72             152                17               --
          --            (584)               --               --
     -------         -------           -------           ------
       2,145           5,086            10,133            4,833
     -------         -------           -------           ------

       1,677           2,142             2,573              958
         312             647               127              150
           3               2                 1                2
          46              65                51               50
           4               6                 7                4
           5               6                 9                4
          21              14                 8                5
     -------         -------           -------           ------
       2,068           2,882             2,776            1,173
        (216)           (288)               (3)             (55)
     -------         -------           -------           ------
       1,852           2,594             2,773            1,118
     -------         -------           -------           ------
         293           2,492             7,360            3,715
     -------         -------           -------           ------


      17,081          16,282            30,106            2,802
       1,449           1,725                --            1,816
          --            (501)               --              261
          --              --                --              139
          --              --                --               36
          --           1,029                --             (444)
     -------         -------           -------           ------
      18,530          18,535            30,106            4,610
     -------         -------           -------           ------

       6,173          19,541            58,342             (667)
         (51)            (37)               --             (464)
          --             (36)               --              (51)
          --              --                --              (67)
          --              --                --               17
          --            (208)               --              240
     -------         -------           -------           ------
       6,122          19,260            58,342             (992)
     -------         -------           -------           ------
      24,652          37,795            88,448            3,618
     -------         -------           -------           ------
     $24,945         $40,287           $95,808           $7,333
     =======         =======           =======           ======

  See accompanying notes which are an integral part of the financial statements.

                                                      Statement of Operations 77

Russell Investment Funds

Statement of Changes in Net Assets -- For the Fiscal Years Ended December 31,

                                                                    Multi-Style Equity
                                                                           Fund
                                                                    -------------------
Amounts in thousands                                                  2004       2003
---------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets

Operations
   Net investment income (loss)                                     $  2,983   $  1,977
   Net realized gain (loss)                                           21,388     13,702
   Net change in unrealized appreciation (depreciation)                5,913     47,424
                                                                    --------   --------
Net increase (decrease) in net assets from operations                 30,284     63,103
                                                                    --------   --------
Distributions
   From net investment income                                         (2,311)    (1,743)
   From net realized gain                                                 --         --
   From tax return of capital                                             --         --
                                                                    --------   --------
Net decrease in net assets from distributions                         (2,311)    (1,743)
                                                                    --------   --------
Share Transactions
   Net increase (decrease) in net assets from share transactions       8,019     28,613
                                                                    --------   --------
Total Net Increase (Decrease) in Net Assets                           35,992     89,973

Net Assets
   Beginning of period                                               296,767    206,794
                                                                    --------   --------
   End of Period                                                    $332,759   $296,767
                                                                    ========   ========
   Undistributed (overdistributed) net investment income included
      in net assets                                                 $  1,321   $    649

See accompanying notes which are an integral part of the financial statements.

78 Statement of Changes in Net Assets

 Aggressive Equity          Non-U.S.        Real Estate Securities        Core Bond
        Fund                  Fund                   Fund                    Fund
-------------------   -------------------   ----------------------   -------------------
  2004       2003       2004       2003       2004         2003        2004       2003
--------   --------   --------   --------   --------   -----------   --------   --------
$    293   $    117   $  2,492   $  1,801     $  7,360   $  9,111    $  3,715   $  4,208
  18,530     16,388     18,535        579       30,106       (511)      4,610      4,198
   6,122     31,170     19,260     53,362       58,342     55,264        (992)       243
--------   --------   --------   --------     --------   --------    --------   --------
  24,945     47,675     40,287     55,742       95,808     63,864       7,333      8,649
--------   --------   --------   --------     --------   --------    --------   --------
    (297)      (138)    (4,649)    (4,573)      (7,137)   (10,273)     (3,906)    (5,257)
  (6,579)        --         --         --      (20,710)        --      (3,110)    (2,755)
      --         --         --         --           --       (341)         --         --
--------   --------   --------   --------     --------   --------    --------   --------
  (6,876)      (138)    (4,649)    (4,573)     (27,847)   (10,614)     (7,016)    (8,012)
--------   --------   --------   --------     --------   --------    --------   --------
  11,129     21,054     16,509     17,610       57,081     41,265      28,332      6,285
--------   --------   --------   --------     --------   --------    --------   --------
  29,198     68,591     52,147     68,779      125,042     94,515      28,649      6,922
 166,385     97,794    206,619    137,840      254,691    160,176     147,202    140,280
--------   --------   --------   --------     --------   --------    --------   --------
$195,583   $166,385   $258,766   $206,619     $379,733   $254,691    $175,851   $147,202
========   ========   ========   ========     ========   ========    ========   ========
$     --   $     --   $   (729)  $   (690)    $    223   $ (1,162)   $    146   $    434

  See accompanying notes which are an integral part of the financial statements.

                                           Statement of Changes in Net Assets 79

Russell Investment Funds

Financial Highlights -- For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

                                    $            $            $            $
                                Net Asset       Net     Net Realized     Total            $                $
                                 Value,     Investment       and        Income      Distributions    Distributions      $
                              Beginning of    Income     Unrealized      from          from Net         from Net    Return of
                                 Period      (Loss)(a)   Gain (Loss)  Operations  Investment Income  Realized Gain   Capital
-----------------------------------------------------------------------------------------------------------------------------
Multi-Style Equity Fund
December 31, 2004                 11.56        .11          1.02         1.13          (.09)            --              --
December 31, 2003                  9.04        .08          2.51         2.59          (.07)            --              --
December 31, 2002                 11.84        .06         (2.80)       (2.74)         (.06)            --              --
December 31, 2001                 14.13        .07         (2.06)       (1.99)         (.06)          (.24)             --
December 31, 2000                 16.79        .08         (2.10)       (2.02)         (.08)          (.56)             --
-----------------------------------------------------------------------------------------------------------------------------
Aggressive Equity Fund
December 31, 2004                 13.47        .02          1.95         1.97          (.02)          (.52)             --
December 31, 2003                  9.26        .01          4.21         4.22          (.01)            --              --
December 31, 2002                 11.44       (.02)        (2.16)       (2.18)           --             --              --
December 31, 2001                 11.73         --(b)       (.28)        (.28)           --(b)          --            (.01)
December 31, 2000                 13.36        .04          (.16)        (.12)         (.05)         (1.46)             --
-----------------------------------------------------------------------------------------------------------------------------
Non-U.S. Fund
December 31, 2004                  9.76        .11          1.66         1.77          (.20)            --              --
December 31, 2003                  7.20        .09          2.69         2.78          (.22)            --              --
December 31, 2002                  8.64        .06         (1.37)       (1.31)         (.13)            --              --
December 31, 2001                 11.15        .06         (2.52)       (2.46)         (.04)            --            (.01)
December 31, 2000                 14.19        .10         (2.11)       (2.01)           --          (1.00)           (.03)
-----------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund
December 31, 2004                 13.71        .36          4.33         4.69          (.36)          (.95)             --
December 31, 2003                 10.51        .55          3.28         3.83          (.61)            --            (.02)
December 31, 2002                 10.75        .54          (.13)         .41          (.57)          (.08)             --
December 31, 2001                 10.67        .57           .24          .81          (.55)          (.18)             --
December 31, 2000                  8.81        .54          1.81         2.35          (.49)            --              --
-----------------------------------------------------------------------------------------------------------------------------
Core Bond Fund
December 31, 2004                 10.47        .24           .24          .48          (.26)          (.19)             --
December 31, 2003                 10.43        .31           .31          .62          (.38)          (.20)             --
December 31, 2002                 10.13        .36           .52          .88          (.30)          (.28)             --
December 31, 2001                 10.07        .54           .18          .72          (.60)          (.06)             --
December 31, 2000                  9.64        .61           .33          .94          (.51)            --              --
-----------------------------------------------------------------------------------------------------------------------------

(a)  Average month-end shares outstanding were used for this calculation.
(b)  Less than $.01 per share.
(c) May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.

See accompanying notes which are an integral part of the financial statements.

80 Financial Highlights

                                                             %           %
                                                         Ratio of    Ratio of           %
                                               $         Expenses    Expenses      Ratio of Net
      $                $            %      Net Assets   to Average  to Average  Investment Income        %
    Total      Net Asset Value,   Total  End of Period  Net Assets  Net Assets    to Average Net     Portfolio
Distributions    End of Period   Return      (000)        Net(c)       Gross        Assets(c)      Turnover Rate
----------------------------------------------------------------------------------------------------------------
    (.09)            12.60         9.81     332,759         .87         .88             .96            123.29
    (.07)            11.56        28.86     296,767         .87         .95             .82            107.67
    (.06)             9.04       (23.19)    206,794         .92         .99             .61            145.90
    (.30)            11.84       (14.21)    251,730         .92         .99             .57            131.67
    (.64)            14.13       (12.26)    262,664         .92         .93             .51            161.09
----------------------------------------------------------------------------------------------------------------
    (.54)            14.90        14.73     195,583        1.05        1.17             .17            150.26
    (.01)            13.47        45.60     166,385        1.06        1.26             .10            138.95
      --              9.26       (19.06)     97,794        1.25        1.36            (.17)           139.24
    (.01)            11.44        (2.36)    111,693        1.25        1.38             .01            180.38
   (1.51)            11.73         (.66)    106,665        1.25        1.28             .27            203.48
----------------------------------------------------------------------------------------------------------------
    (.20)            11.33        18.30     258,766        1.15        1.28            1.11             73.45
    (.22)             9.76        38.78     206,619        1.16        1.41            1.14             50.29
    (.13)             7.20       (15.15)    137,840        1.30        1.48             .77             60.98
    (.05)             8.64       (22.03)    154,494        1.30        1.43             .64             79.79
   (1.03)            11.15       (14.43)    185,644        1.30        1.37             .78             86.06
----------------------------------------------------------------------------------------------------------------
   (1.31)            17.09        34.88     379,733         .92         .92            2.43             47.21
    (.63)            13.71        37.21     254,691         .95         .95            4.66             38.84
    (.65)            10.51         3.80     160,176         .99         .99            5.01             55.43
    (.73)            10.75         7.84     111,982        1.06        1.06            5.35             55.13
    (.49)            10.67        27.24      88,713        1.08        1.08            5.58             45.79
----------------------------------------------------------------------------------------------------------------
    (.45)            10.50         4.66     175,851         .70         .73            2.41            216.23
    (.58)            10.47         6.15     147,202         .71         .78            2.86            232.64
    (.58)            10.43         8.84     140,280         .80         .80            3.52            207.60
    (.66)            10.13         7.41     109,971         .80         .88            5.25            205.62
    (.51)            10.07        10.00      88,514         .80         .84            6.20            171.48
----------------------------------------------------------------------------------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                         Financial Highlights 81

Russell Investment Funds

Notes to Financial Statements -- December 31, 2004

--------------------------------------------------------------------------------
1.   Organization

     Russell Investment Funds (the "Investment Company") is a series mutual fund with five investment portfolios, referred to as "Funds." These financial statements report on the Funds, each of which has distinct investment objectives and strategies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under a master trust agreement dated July 11, 1996. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

2.   Significant Accounting Policies

     The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of these financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Security valuation

     United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, if there were no sales on that day, at the last reported price, on the primary exchange on which the security is traded. Equity securities traded on Nasdaq or in a U.S. OTC market will be valued at the official closing price (NOCP) as of the close of the market's regular trading hours.

     Fixed-income securities listed and traded principally on any national securities exchange are valued at the evaluated bid price or, if there were no sales on that day, at the last reported bid price, on the primary exchange on which the security is traded. Over-the-counter fixed-income securities and options are valued on the basis of the last sale price. Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Accordingly, fixed-income securities may be valued using prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the market value of such securities.

     Futures contracts are valued on the basis of the last sales price. Exchange listed futures contracts are valued on a basis of the last quoted daily settlement prices established by the exchange on which they trade. If there were no sales, futures are valued at the last reported bid price.

     Investments in other mutual funds are valued at their net asset value per share, calculated at 4:00pm Eastern time or as of the close of the NYSE, whichever is earlier.

     The value of swap agreements are equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

     International equity securities traded on a foreign national securities exchange or an over-the-counter market (foreign or domestic) are valued on the basis of the official closing price, or, lacking the official closing price, at the last sale price on the primary exchange on which the security is traded.

     Short-term investments purchased by the Funds and maturing within 60 days at the time of purchase are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

     If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. This policy is intended to assure that the Funds' net asset value fairly reflects security values as of the time of pricing. Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of fund shares is determined may be reflected in the calculation of net asset values for each applicable fund when a particular event or circumstance would materially affect such fund's net asset value.

82 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2004

--------------------------------------------------------------------------------
     Because foreign securities can trade on non-business days, the net asset value of a fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

     Investment transactions

     Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

     Investment income

     Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recorded on the accrual basis. The Core Bond Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as part of interest income. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

     Federal income taxes

     Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

     It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

     Dividends and distributions to shareholders

     For all Funds, income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly, except for the Non-U.S. Fund, which generally declares and pays dividends annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

     The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

     Expenses

     The Funds will pay their own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Advisor"). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

     Foreign currency translations

     The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

     (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

     (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

     Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Non-U.S. Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign

                                                Notes to Financial Statements 83

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2004

--------------------------------------------------------------------------------
     currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year end, as a result of changes in the exchange rates.

     The Funds do not isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

     Derivatives

     To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

     The Funds typically use derivatives in three ways: cash equitization/monetization, hedging, and return enhancement. Cash equitization/monetization is a technique that may be used by certain Funds through the use of options and futures to earn "market-like" returns with their excess and liquidity reserve cash balances. Hedging is used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

     Foreign currency exchange contracts

     In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Non-U.S. and Core Bond Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that is recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at December 31, 2004 are presented on the Schedule of Investments for the Non-U.S. and Core Bond Funds.

     Forward commitments

     The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

     Options

     The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

     The Funds will not enter into any such transactions unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked to market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC

84 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2004

--------------------------------------------------------------------------------
     guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

     When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

     Whether an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

     The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

     Future contracts

     The Funds utilize futures contracts to equitize uninvested cash balances. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

     Swap agreements

     The Funds may enter into swap agreements as an additional equitization vehicle for uninvested cash balances held by the Funds or to effect investment transactions consistent with the Funds' investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e. a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties.

     Investment in international markets

     Investing in international markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                                                Notes to Financial Statements 85

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2004

--------------------------------------------------------------------------------
     Guarantees

     In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.   Investment Transactions

     Securities

     For the period ended December 31, 2004, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

             Funds              Purchases        Sales
     ----------------------------------------------------
     Multi-Style Equity       $375,875,295   $357,961,743
     Aggressive Equity         257,990,260    251,151,885
     Non-U.S.                  170,334,825    150,332,945
     Real Estate Securities    174,949,773    139,062,847
     Core Bond                 103,607,858     85,976,250

     Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

              Fund             Purchases        Sales
     ----------------------------------------------------
     Core Bond                $152,258,590   $142,653,504

     Written Options Contracts

     Fund transactions in written options for the period ended December 31, 2004 were as follows:

                                             Non-U.S.                 Core Bond
                                     ------------------------   ---------------------
                                     Number of     Premiums     Number of    Premiums
                                     Contracts     Received     Contracts    Received
     --------------------------------------------------------------------------------
     Outstanding December 31, 2003        101    $    846,267        47     $  88,977
     Opened                             1,547      17,952,119       425       215,076
     Closed                            (1,543)    (17,910,215)      (39)      (31,348)
     Expired                               --              --      (311)     (230,020)
                                       ------    ------------      ----     ---------
     Outstanding December 31, 2004        105    $    888,171       122     $  42,685
                                       ======    ============      ====     =========

     Securities Lending

     The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent, State Street Bank and Trust Company ("State Street"), in money market mutual funds and such other short-term investments, provided the investments meet certain quality and diversification requirements. The collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are

86 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2004

--------------------------------------------------------------------------------
     deemed to be of good financial standing. As of December 31, 2004, the value of outstanding securities on loan and the value of collateral amounted to as follows:

                                   Value of            Value of
              Funds           Securities on Loan   Cash Collateral
     -------------------------------------------------------------
     Multi-Style Equity           $   869,103        $   889,250
     Aggressive Equity             21,386,600         22,022,331
     Non-U.S.                      19,629,669         20,647,080
     Real Estate Securities             2,935              2,925

     As of December 31, 2004, there was no non-cash collateral received for the securities on loan.

4.   Related Party Transactions, Fees and Expenses

     Manager

     FRIMCo advises and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly-owned subsidiary of Frank Russell Company, a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company. Frank Russell Company researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each Fund.

     The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives), and a portion of the collateral received from the Investment Company's securities lending program in the Frank Russell Investment Company Money Market Fund. As of December 31, 2004, $80,681,000 of the Money Market Fund's net assets represents investments by the Funds.

     For the period ended December 31, 2004, the management fee paid to FRIMCo, for the Funds listed below, in accordance with the Investment Company's Management Agreement with that firm, amounted to $9,768,338 before waivers and/or reimbursements. Such fee is payable monthly and is equal to the annual rate, by Fund, shown in the following table, of the average daily net assets of the applicable Fund.

              Funds           Annual Rate
     ------------------------------------
     Multi-Style Equity           0.78%
     Aggressive Equity            0.95
     Non-U.S.                     0.95
     Real Estate Securities       0.85
     Core Bond                    0.60

     FRIMCo has contractually agreed to waive a portion of its management fee for each Fund, up to the full amount of its fee, to the extent the Fund's operating expenses exceed specified limits imposed by FRIMCo on an annual basis. Additionally, FRIMCo has contractually agreed to reimburse each Fund for all remaining expenses, after fee waivers, that still exceed their respective expense caps. There were no reimbursements for the period ended December 31, 2004.

     FRIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

     The expense caps and waivers were as follows:

                                            Manager Fees
              Funds           Expense Cap      Waived
     ---------------------------------------------------
     Multi-Style Equity           0.87%       $ 42,289
     Aggressive Equity            1.05         215,126
     Non-U.S.                     1.15         287,356
     Real Estate Securities       1.10              --
     Core Bond                    0.70          52,142

                                                Notes to Financial Statements 87

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2004

--------------------------------------------------------------------------------
     Custodian

     The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. For the period ended December 31, 2004, the Funds' custodian fees were reduced by the following amounts under these arrangements:

                              Custody Credit
              Funds               Amount
     ---------------------------------------
     Multi-Style Equity           $  400
     Aggressive Equity               443
     Non-U.S                         513
     Real Estate Securities          541
     Core Bond                     2,685

     FRIMCo waived a portion of its advisory fee for the following Funds to provide the benefit of brokerage commission rebates from a non-affiliated broker to these Funds in the following amounts:

              Funds           Amount Paid
     ------------------------------------
     Multi-Style Equity          $  623
     Aggressive Equity              859
     Real Estate Securities       2,438

     Analytic services

     Fees for analytic services provided to the Funds are paid or accrued to Russell/Mellon Analytical Services, an affiliate of FRIMCo. Russell/Mellon Analytical Services provided TruVP System to the Funds. The TruVP System provides investment analytics. Effective June 1, 2004, the Funds discontinued paying Russell/Mellon Analytical Services for use of the TruVP System and FRIMCo has agreed to pay these fees going forward. Total fees for the Funds reported herein for the period ended December 31, 2004 were $37,718.

     Distributor

     Russell Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FRIMCo, is the principal Distributor for Investment Company shares. The Distributor receives no compensation from the Investment Company for its services.

     Brokerage commissions

     The Funds may effect portfolio transactions through Frank Russell Securities, Inc., an affiliate of the Manager, when a money manager determines that the Fund will receive competitive execution, price and commissions. Amounts retained by Frank Russell Securities, Inc. for the period ended December 31, 2004 were as follows:

              Funds            Amount
     --------------------------------
     Multi-Style Equity       $14,302
     Aggressive Equity          6,927
     Non-U.S                   17,451
     Real Estate Securities     3,595

     Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Manager.

     Accrued fees payable to affiliates as of December 31, 2004 were as follows:

                                                                               Real Estate
                           Multi-Style Equity   Aggressive Equity   Non-U.S.    Securities   Core Bond
     -------------------------------------------------------------------------------------------------
     Management fees            $221,307             $154,695       $205,063     $274,348     $88,251
     Transfer agent fees           1,612                  583          1,084        1,963         678
                                --------             --------       --------     --------     -------
                                $222,919             $155,278       $206,147     $276,311     $88,929
                                ========             ========       ========     ========     =======

88 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2004

--------------------------------------------------------------------------------
     Board of Trustees

     The Russell Fund Complex consists of Frank Russell Investment Company ("FRIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has five funds. Each of the trustees is a trustee of both FRIC and RIF. The Russell Fund Complex pays each of its Trustees not affiliated with FRIMCo a retainer of $52,000 per year, $5,000 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Joint Audit Committee meeting or Nominating and Governance Committee or any other committee meeting established and approved by the Board that is attended in person. Each Trustee will receive a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Out of pocket expenses are also paid by the Russell Fund Complex. The Lead Trustee is paid a fee of $10,000 per year. The Audit Committee chair is paid a fee of $12,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year.

5.   Federal Income Taxes

     At December 31, 2004, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

     Capital loss carryforward

                            12/31/09      12/31/10     12/31/11       Totals
     -------------------------------------------------------------------------
     Multi-Style Equity   $32,384,952   $42,288,325   $3,302,725   $77,976,002
     Non-U.S.              12,093,749    25,579,757    5,528,524    43,202,030

     At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

                                                                                                 Real Estate
                                        Multi-Style Equity   Aggressive Equity     Non-U.S.      Securities      Core Bond
     ----------------------------------------------------------------------------------------------------------------------
     Cost of Investments                   $291,827,512        $185,511,622      $229,052,059   $267,557,473   $208,857,846
                                           ============        ============      ============   ============   ============
     Unrealized Appreciation                 44,516,644          34,009,828        51,114,258    118,624,275      3,550,284
     Unrealized Depreciation                 (3,006,257)         (1,699,635)       (1,875,083)       (82,391)      (676,823)
                                           ------------        ------------      ------------   ------------   ------------
     Net Unrealized Appreciation
        (Depreciation)                     $ 41,510,387        $ 32,310,193      $ 49,239,175   $118,541,884   $  2,873,461
                                           ============        ============      ============   ============   ============
     Undistributed Ordinary Income         $  1,321,016        $         --      $  2,235,713   $  1,663,422   $  1,358,318
     Undistributed Long-Term Gains
        (Capital Loss Carryforward)         (77,976,002)          5,956,305       (43,202,030)     4,869,229        667,820
     Tax Composition of Distributions
     Ordinary Income                       $  2,310,844        $    292,847      $  4,649,250   $  8,052,521   $  5,842,093
     Long Term Capital Gains               $         --        $  6,583,523      $         --   $ 19,794,147   $  1,174,404

     As permitted by tax regulations, the Core Bond Fund intends to defer a net realized capital loss of $39,714 incurred from November 1, 2004 to December 31, 2004.

                                                Notes to Financial Statements 89

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2004

--------------------------------------------------------------------------------
6.   Fund Share Transactions (amounts in thousands)

     Share transactions for the period ended December 31, 2004 were as follows:

                                                        Shares             Dollars
                                                   ---------------   -------------------
                                                    2004     2003      2004       2003
                                                   ------   ------   --------   --------
     Multi-Style Equity
     Proceeds from shares sold                      4,020    3,987   $ 46,942   $ 40,534
     Proceeds from reinvestment of distributions      196      181      2,311      1,744
     Payments for shares redeemed                  (3,484)  (1,381)   (41,234)   (13,665)
                                                   ------   ------   --------   --------
     Total net increase (decrease)                    732    2,787   $  8,019   $ 28,613
                                                   ======   ======   ========   ========
     Aggressive Equity
     Proceeds from shares sold                      2,208    3,825   $ 30,538   $ 43,296
     Proceeds from reinvestment of distributions      474       11      6,876        138
     Payments for shares redeemed                  (1,906)  (2,043)   (26,285)   (22,380)
                                                   ------   ------   --------   --------
     Total net increase (decrease)                    776    1,793   $ 11,129   $ 21,054
                                                   ======   ======   ========   ========
     Non-U.S
     Proceeds from shares sold                      3,827    2,604   $ 38,755   $ 21,233
     Proceeds from reinvestment of distributions      432      489      4,649      4,572
     Payments for shares redeemed                  (2,607)  (1,048)   (26,895)    (8,195)
                                                   ------   ------   --------   --------
     Total net increase (decrease)                  1,652    2,045   $ 16,509   $ 17,610
                                                   ======   ======   ========   ========
     Real Estate Securities
     Proceeds from shares sold                      4,847    3,284   $ 73,559   $ 39,761
     Proceeds from reinvestment of distributions    1,702      856     27,847     10,614
     Payments for shares redeemed                  (2,912)    (806)   (44,325)    (9,110)
                                                   ------   ------   --------   --------
     Total net increase (decrease)                  3,637    3,334   $ 57,081   $ 41,265
                                                   ======   ======   ========   ========
     Core Bond
     Proceeds from shares sold                      3,478    2,229   $ 36,630   $ 23,733
     Proceeds from reinvestment of distributions      668      760      7,016      8,011
     Payments for shares redeemed                  (1,455)  (2,383)   (15,314)   (25,459)
                                                   ------   ------   --------   --------
     Total net increase (decrease)                  2,691      606   $ 28,332   $  6,285
                                                   ======   ======   ========   ========

7.   Beneficial Interest

     As of December 31, 2004, the following table includes shareholders with shares of beneficial interest greater than 10% of the total outstanding shares of each respective Fund. Northwestern Mutual Life Insurance Company was the largest client in each Fund.

              Funds           # of Shareholders     %
     -------------------------------------------------
     Multi-Style Equity               3           85.8
     Aggressive Equity                3           84.0
     Non-U.S.                         3           87.8
     Real Estate Securities           3           88.5
     Core Bond                        3           91.9

90 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2004

--------------------------------------------------------------------------------
8.   Illiquid or Restricted Securities

     A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Illiquid and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees. Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the "Act"). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act. Such restricted securities are not subject to the 15% limitation if the Adviser, under supervision of the Board of Trustees, determines that a liquid trading market exists. Information concerning illiquid and restricted securities held by the Funds is as follows:

     Pursuant to guidelines established by the Board of Trustees, the Adviser has determined that a liquid trading market exists for the following restricted securities held as of December 31, 2004:

     Restricted Securities (144A)

                                                                     Principal      Cost      Cost   Market Value
     Fund - % of Net Assets                           Acquisition   Amount ($)    per Unit   (000)       (000)
     Securities                                           Date       or Shares       $         $           $
     ------------------------------------------------------------------------------------------------------------
     Aggressive Equity Fund - 0.3%
     Diamondrock Hospitality Co.                        06/26/04       20,800        10.00    208         212
     Fieldstone Investment Corp.                        06/07/04       13,100        15.80    207         226
     Provident Senior Living Trust                      07/26/04       15,300        15.00    230         245
                                                                                                          ---
                                                                                                          683
                                                                                                          ===
     Non-U.S. Fund - 0.3%
     First Financial Holding Co., Ltd.                  10/07/04       39,085        16.74    654         671
                                                                                                          ===
     Core Bond Fund - 3.6%
     BAE Systems Holdings, Inc.                         11/28/04      350,000       100.09    350         392
     Centaur Funding Corp.                              03/07/02      165,000         1.07    177         217
     Citigroup, Inc.                                    11/27/01      230,000        89.17    205         231
     Clorox Co.                                         11/30/04       70,000        99.69     70          71
     Clorox Co.                                         11/30/04      100,000       100.01    100         101
     DG Funding Trust                                   11/03/04           49    10,537.12    516         525
     Dresdner Funding Trust I                           04/09/03      185,000       103.17    191         229
     Export-Import Bank Of Korea                        02/03/04      120,000        99.58    119         120
     Glencore Funding LLC                               05/12/04       60,000        91.33     55          58
     GT Group Telecom, Inc.                             01/27/00          175        48.28      8          --
     HVB Funding Trust I                                05/01/03      150,000        96.71    145         193
     Korea Electric Power Corp.                         04/20/04       60,000        98.45     59          60
     May Department Stores Co. (The)                    07/13/04       90,000        99.87     90          92
     Miller Brewing Co.                                 08/06/03      140,000        99.97    140         146
     Mizuho Financial Group Cayman, Ltd.                02/27/04      150,000       100.73    151         158
     Mizuho Preferred Capital Co. LLC                   08/20/99      315,000        90.81    286         357
     Monumental Global Funding II                       02/04/03      155,000       100.00    155         155
     Morgan Stanley Bank AG for OAO Gazprom             02/21/03      100,000       109.99    110         118
     Natexis Ambs Co. LLC                               06/24/98      120,000       105.46    127         135
     Parker Hannifin Employee Stock Ownership Trust     03/09/99      217,328       100.00    217         227
     Qwest Services Corp.                               03/25/04       40,000       115.58     46          48
     Russia Government International Bond               12/03/01      495,000        90.72    449         510
     Russia Government International Bond               10/27/04      200,000       110.89    222         222
     Russia Government International Bond               12/09/04      200,000       102.37    205         207
     SACO I, Inc.                                       11/28/07      450,407       100.00    450         450
     Systems 2001 AT LLC                                03/08/02      141,490       101.96    144         154

                                                Notes to Financial Statements 91

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2004

--------------------------------------------------------------------------------

                                                                     Principal      Cost      Cost   Market Value
     Fund - % of Net Assets                           Acquisition   Amount ($)    per Unit   (000)       (000)
     Securities                                           Date       or Shares       $         $           $
     ------------------------------------------------------------------------------------------------------------
     Telecom Italia Capital SA                          09/28/04       95,000       99.08      94           93
     Telecom Italia Capital SA                          12/20/04      115,000       98.13     113          113
     Tenaska Alabama II Partners, LP                    10/09/03      111,051      100.00     111          116
     Tengizchevroil Finance Co.                         11/23/04      215,000      100.65     216          215
     Texas Geneco LLC                                   12/08/04       40,000      100.00      40           41
     TXU Corp.                                          11/22/04      240,000       99.94     240          240
     TXU Corp.                                          11/24/04      110,000       98.98     109          109
     TXU Corp.                                          12/20/04       35,000       99.78      35           35
     Zurich Capital Trust I                             01/10/03      245,000       93.94     230          275
                                                                                                         -----
                                                                                                         6,413
                                                                                                         =====

92 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Russell Investment Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Core Bond Fund, and Real Estate Securities Fund (constituting the Russell Investment Funds, hereafter referred to as the "Funds") at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Seattle, Washington
February 14, 2005
                                               Report of Independent Auditors 93

Russell Investment Funds

Tax Information -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2004:

                           Total 20%       Total 15%
                           Long-Term       Long-Term
                         Capital Gains   Capital Gains
                         -------------   -------------
Aggressive Equity             $ --        $ 6,583,523
Real Estate Securities          --         19,794,147
Core Bond                      456          1,173,948

The Non-U.S. Fund paid foreign taxes of $581,503 and recognized $4,917,836 of foreign source income during the taxable year ended December 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.0255 per share of foreign taxes paid and $0.2154 of gross income earned from foreign sources in the taxable year ended December 31, 2004.

94 Tax Information

Russell Investment Funds

Shareholder Requests for Other Information

--------------------------------------------------------------------------------

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling the Fund at (800) 787-7354 or (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.russell.com and on the SEC's website at www.sec.gov.

The Funds will file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available (i) without charge, upon request, by calling the Fund at (800) 787-7354, (ii) on the Fund's website at www.russell.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, and (iv) the Securities and Exchange commission's public reference room.

                                   Shareholder Requests for Other Information 95

Russell Investment Funds

Disclosure of Information about Fund Directors -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------
The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Frank Russell Investment Company ("FRIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has 5 funds. Each of the trustees is a trustee of both FRIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the officers.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        No. of
                                                                                                      Portfolios
                          Position(s) Held                                                            in Russell
          Name,             with Fund and          Term               Principal Occupation(s)           Complex          Other
          Age,                Length of             of                         During the              Overseen   Directorships Held
         Address             Time Served          Office                      Past 5 Years            by Trustee      by Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND INTERESTED TRUSTEE EMERITUS
------------------------------------------------------------------------------------------------------------------------------------
*George F. Russell, Jr.,  Trustee Emeritus  Until resignation  .    Director Emeritus, FRC                39      None
 Born July 3, 1932        and Chairman      or removal         .    Chairman Emeritus, FRIC and RIF
                          Emeritus since                       .    Chairman Emeritus, Frank Russell
                          1999                                      Securities, Inc.
 909 A Street                                                  .    Chairman Emeritus, Russell 20/20
 Tacoma, Washington                                                 Association
 98402-1616                                                    .    Chairman Emeritus, Frank Russell
                                                                    Trust Company
                                                               .    Director Emeritus FRIMCo
                                                               .    Chairman of Sunshine Management
                                                                    Services, LLC

------------------------------------------------------------------------------------------------------------------------------------
*Lynn L. Anderson,        Trustee since     Appointed until    .    Vice Chairman, FRC                    39      .    Trustee, The
 Born April 22, 1939      1987              successor is duly  .    Chairman of the Board, Trustee,                    SsgA Funds
                                            elected and             FRIC and RIF                                       (investment
 909 A Street                               qualified          .    CEO and Chairman of the Board,                     company)
 Tacoma, Washington                                                 Russell Fund Distributors, Inc.
 98402-1616               Chairman of the   Until successor         and FRIMCo
                          Board since 1999  is chosen and      .    Trustee, President and Chairman
                                            qualified by            of the Board, SsgA Funds
                                            trustees                (investment company)
                                                               .    Director, Chairman of the Board,
                                                                    Frank Russell Trust Company
                                                               .    Director, Frank Russell
                                                                    Investments (Ireland) Limited
                                                                    and Frank Russell Investments
                                                                    (Cayman) Ltd.
                                                               .    Until October, 2002, President
                                                                    and CEO, FRIC and RIF

------------------------------------------------------------------------------------------------------------------------------------
*Michael J.A. Phillips,   Trustee Since     Appointed until    .    1990-2003, President, FRC             39      None
 Born January 20, 1948    2002              successor is duly  .    1993-2003, CEO, FRC
                                            elected and        .    Chairman of the Board and
 909 A Street FRC                           qualified.              Director, FRC
 Tacoma, Washington                                            .    Trustee, FRIC and RIF
 98402-1616                                                    .    Director, FRTC and Frank Russell
                                                                    Capital Inc.
                                                               .    Director/Chairman, Frank Russell
                                                                    Investments (Delaware), Inc.
                                                               .    Director, Chairman of The Board
                                                                    and President, Russell 20/20
                                                                    Association
                                                               .    Director, Frank Russell Company
                                                                    Pty. Limited, Frank Russell
                                                                    Japan Co., Ltd., Frank Russell
                                                                    Investments (Suisse), S.A., and
                                                                    Frank Russell Company Limited

------------------------------------------------------------------------------------------------------------------------------------

* Each of Messrs. Russell, Anderson and Phillips is also an officer of an affiliate of FRIC and RIF and is therefore an interested trustee.

96 Disclosure of Information about Fund Directors

Russell Investment Funds

Disclosure of Information about Fund Directors, continued -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        No. of
                                                                                                      Portfolios
                        Position(s) Held                                                              in Russell
        Name,             with Fund and           Term                Principal Occupation(s)           Complex          Other
         Age,               Length of              of                        During the                Overseen   Directorships Held
       Address             Time Served           Office                     Past 5 Years              by Trustee      by Trustee
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES AND INDEPENDENT TRUSTEE EMERITUS
------------------------------------------------------------------------------------------------------------------------------------
Paul E. Anderson,      Trustee since 1984  Appointed until     .    1996 to present, President,           39      None
Born October 15, 1931                      successor is duly        Anderson Management Group LLC
                                           elected and              (private investments consulting)
909 A Street                               qualified
Tacoma, Washington
98402-1616

------------------------------------------------------------------------------------------------------------------------------------
Paul Anton, Ph.D.,     Trustee Emeritus    Five year term      .    Retired since 1997                    39      None
Born December 1, 1919  since 2003                              .    Trustee of FRIC and RIF Until
                                                                    2002
909 A Street
Tacoma, Washington
98402-1616

------------------------------------------------------------------------------------------------------------------------------------
William E. Baxter,     Trustee Emeritus    Five year term      .    Retired since 1986                    39      None
Born June 8, 1925      since 2004                              .    Trustee of FRIC and RIF Until
                                                                    2004
909 A Street
Tacoma, Washington
98402-1616

------------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake,      Trustee since 2000  Appointed until     .    President, Kristianne Gates           39      .    Trustee WM
Born January 22, 1954                      successor is duly        Blake, P.S. (accounting                            Group of
                                           elected and              services)                                          Funds
909 A Street                               qualified                                                                   (investment
Tacoma, Washington                                                                                                     company);
98402-1616                                                                                                        .    Director,
                                                                                                                       Avista Corp

------------------------------------------------------------------------------------------------------------------------------------
Daniel P. Connealy     Trustee since 2003  Appointed until     .    2004, Senior Vice President and       39      .    Director,
Born June 6, 1946                          successor is duly        Chief Financial Officer, Waddell                   Gold Banc
                                           elected and              & Reed Financial, Inc.                             Corporation,
909 A Street                               qualified           .    2001-2003, Vice President and                      Inc.
Tacoma, Washington                                                  Chief Financial Officer, Janus
98402-1616                                                          Capital Group Inc.
                                                               .    1979-2001, Audit and Accounting
                                                                    Partner, PricewaterhouseCoopers
                                                                    LLP

------------------------------------------------------------------------------------------------------------------------------------
Jonathan Fine          Trustee since 2004  Appointed until     .    President and Chief Executive         39      None
Born July 8, 1954                          successor is duly        Officer, United Way of King
                                           elected and              County, WA
909 A Street                               qualified           .    1996-2000, Chief Executive
Tacoma, Washington                                                  Officer, Seattle/King County
98402-1616                                                          Chapter of the American Red
                                                                    Cross

------------------------------------------------------------------------------------------------------------------------------------

                               Disclosure of Information about Fund Directors 97

Russell Investment Funds

Disclosure of Information about Fund Directors, continued -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        No. of
                                                                                                      Portfolios
                        Position(s) Held                                                              in Russell
        Name,             with Fund and           Term                Principal Occupation(s)           Complex          Other
         Age,               Length of              of                        During the                Overseen   Directorships Held
       Address             Time Served           Office                     Past 5 Years              by Trustee      by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lee C. Gingrich,       Trustee since 1984  Appointed until     .    Retired since 1995                    39      None
Born October 6, 1930                       successor is duly
                                           elected and
909 A Street                               qualified
Tacoma, Washington
98402-1616

------------------------------------------------------------------------------------------------------------------------------------
Eleanor W. Palmer,     Trustee Emeritus    Five year term      .    Retired since 1981                    39      None
Born May 5, 1926       since 2004                              .    Trustee of FRIC and RIF Until
                                                                    2004
909 A Street
Tacoma, Washington
98402-1616

------------------------------------------------------------------------------------------------------------------------------------
Raymond P. Tennison,   Trustee since 2000  Appointed until     .    Currently, President, Simpson         39      None
Jr. Born December 21,                      successor is duly        Investment Company and several
1955                                       elected and              additional subsidiary companies,
                                           qualified                including Simpson Timber
909 A Street                                                        Company, Simpson Paper Company
Tacoma, Washington                                                  and Simpson Tacoma Kraft
98402-1616                                                          Company

------------------------------------------------------------------------------------------------------------------------------------
Julie W. Weston,       Trustee since 2002  Appointed until     .    Retired since 2000                    39      None
Born October 2, 1943                       successor is duly   .    1987 to 2000, Arbitrator, The
                                           elected and              American Arbitration Association
                                           qualified                Commercial Panel
                                                               .    1995 to 1999, Hearing
                                                                    Officer, University of
                                                                    Washington)
                                                               .    1987 to 2002, Director, Smith
                                                                    Barney Fundamental Value Fund

------------------------------------------------------------------------------------------------------------------------------------

98 Disclosure of Information about Fund Directors

Russell Investment Funds

Disclosure of Information about Fund Directors, continued -- December 31, 2004 (Unaudited)

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                             Position(s) Held
         Name,                 with Fund and                                         Principal Occupation(s)
          Age,                   Length of                                                 During the
        Address                 Time Served          Term of Office                       Past 5 Years
-------------------------------------------------------------------------------------------------------------------------
OFFICERS
-------------------------------------------------------------------------------------------------------------------------
J. David Greenwald        Chief Compliance         Until successor is   .    Chief Compliance Officer, FRIC
Born September 24, 1957   Officer since 2004       chosen and           .    Chief Compliance Officer, RIF
                                                   qualified by         .    Chief Compliance Officer, FRIMCo
                                                   Trustees             .    2003-2004 Vice President and Head of Fund
                                                                             Compliance, ING Funds LLC
909 A Street                                                            .    1996-2003 Director of Mutual Fund Compliance
Tacoma, Washington                                                           and Operations, American Skandia, Inc.
98402-1616

-------------------------------------------------------------------------------------------------------------------------
Gregory J. Stark,         President and Chief      Until successor is   .    President and CEO, FRIC and RIF
Born May 3, 1968          Executive Officer        chosen and           .    Director, President and CEO, FRIMCo
                          since 2004               qualified by         .    Director and President, Russell Fund
909 A Street                                       Trustees                  Distributors, Inc. and Russell Insurance
Tacoma, Washington                                                           Agency, Inc.
98402-1616                                                              .    1995 to present, Managing Director of
                                                                             International Operations of FRC
                                                                        .    Managing Director of Individual Investor
                                                                             Services, FRC
                                                                        .    2000 to 2004, Managing Director, Sales and
                                                                             Client Service, FRIMCo
                                                                        .    1998 to 2000, Representative Director, Frank
                                                                             Russell Investments (Japan), Ltd.

-------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson,          Treasurer and Chief      Until successor is   .    Treasurer and Chief Accounting Officer, FRIC
Born November 26, 1963    Accounting Officer       chosen and                and RIF 1998 to present
                          since 1998               qualified by         .    Director, Funds Administration, FRIMCo and
                                                   Trustees                  Frank Russell Trust Company
909 A Street                                                            .    Treasurer, SsgA Funds (investment company)
Tacoma, Washington                                                      .    Manager, Funds Accounting and Taxes, Russell
98402-1616                                                                   Fund Distributors, Inc.
                                                                        .    April 1996 to August 1998, Assistant
                                                                             Treasurer, FRIC and RIF;  November 1995 to
                                                                             July 1998, Assistant Secretary, SsgA Funds;
                                                                             February 1997 to July 1998, Manager, Funds
                                                                             Accounting and Taxes, FRIMCo

-------------------------------------------------------------------------------------------------------------------------
Thomas F. Hanly           Chief Investment         Until removed by     .    Chief Investment Officer, FRC
Born November 17, 1964    Officer since 2003       Trustees             .    1999 to 2003, Chief Financial Officer

909 A Street
Tacoma, Washington
98402-1616

-------------------------------------------------------------------------------------------------------------------------
Randall P. Lert,          Director of              Until removed by     .    Director of Investments, FRIC and RIF
Born October 3, 1953      Investments since        Trustees             .    Chief Portfolio Strategist, FRIMCo
                          1991                                          .    Chief Investment Officer, Frank Russell
909 A Street                                                                 Trust Company
Tacoma, Washington                                                      .    Director, FRIMCo and Russell Fund
98402-1616                                                                   Distributors, Inc.

-------------------------------------------------------------------------------------------------------------------------
Karl J. Ege,              Secretary and General    Until removed by     .    Secretary and General Counsel, FRIC, RIF,
Born October 8, 1941      Counsel since 1994       Trustees                  FRIMCo, Frank Russell  Trust Company and
                                                                             Russell Fund Distributors, Inc.
909 A Street                                                            .    Director, Secretary and General Counsel,
Tacoma, Washington                                                           Frank Russell Capital Inc.
98402-1616                                                              .    Director and Secretary, Russell 20-20
                                                                             Association

-------------------------------------------------------------------------------------------------------------------------
Mark D. Amberson,         Director of Short-Term   Until removed by     .    Director of Short-Term Investment Funds,
Born July 20, 1960        Investment Funds         Trustees                  FRIC, RIF, FRIMCo and Frank Russell Trust
                          since 2001                                         Company
909 A Street                                                            .    From 1991 to 2001, Portfolio Manager, FRIC,
Tacoma, Washington                                                           RIF, FRIMCo and Frank Russell Trust Company
98402-1616

-------------------------------------------------------------------------------------------------------------------------

                               Disclosure of Information about Fund Directors 99

Russell Investment Funds
Frank Russell Investment Company
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

--------------------------------------------------------------------------------
Trustees
   Lynn L. Anderson, Chairman
   Paul E. Anderson
   Kristianne Blake
   Daniel P. Connealy
   Jonathan Fine
   Lee C. Gingrich
   Michael J.A. Phillips
   Raymond P. Tennison, Jr.
   Julie W. Weston

Trustees Emeritus
   George F. Russell, Jr.
   Paul Anton, PhD
   William E. Baxter
   Eleanor W. Palmer

Officers
   Lynn L. Anderson, Chairman of the Board
   Greg J. Stark, President and Chief Executive Officer
   J. David Greenwald, Chief Compliance Officer
   Karl J. Ege, Secretary
   Mark E. Swanson, Treasurer and Chief Accounting Officer
   Tom F. Hanly, Chief Investment Officer
   Randall P. Lert, Director of Investments
   Mark D. Amberson, Director of Short Term Investment Funds

Manager, Transfer and Dividend Paying Agent
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, WA 98402

Consultant
   Frank Russell Company
   909 A Street
   Tacoma, WA 98402

Custodian
   State Street Bank and Trust Company
   Allan Forbes Building
   150 Newport Avenue AFB35
   North Quincy, MA 02171

Office of Shareholder Inquiries
   909 A Street
   Tacoma, WA 98402
   (800)787-7354

Legal Counsel
   Stradley, Ronon, Stevens & Young, LLP
   2600 One Commerce Square
   Philadelphia, PA 19103-7098

Distributor
   Russell Fund Distributors, Inc.
   909 A Street
   Tacoma, WA 98402

Independent Registered Public Accounting Firm
   PricewaterhouseCoopers LLP
   1420 5th Avenue
   Suite 1900
   Seattle, WA 98101

Money Managers
Multi-Style Equity Fund
   Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and Management Unit,
      New York, NY
   Ark Asset Management Co., Inc., New York, NY
   DePrince, Race & Zollo, Inc., Orlando, FL
   Institutional Capital Corporation, Chicago, IL
   Jacobs Levy Equity Management, Inc., Florham Park, NJ
   Montag & Caldwell, Inc., Atlanta, GA
   Turner Investment Partners, Inc., Berwyn, PA

Aggressive Equity Fund
   CapitalWorks Investment Partners, LLC, San Diego, CA
   David J. Greene and Company, LLC, New York, NY
   Geewax, Terker & Company, Chadds Ford, PA
   Goldman Sachs Asset Management, L.P., New York, NY
   Gould Investment Partners LLC, Berwyn, PA
   Jacobs Levy Equity Management, Inc., Florham Park, NJ
   Nicholas-Applegate Capital Management LLC, San Diego, CA
   TimesSquare Capital Management, Inc., New York, NY

Non-U.S. Fund
   AQR Capital Management, LLC, New York, NY
   Fidelity Management & Research Company, Boston, MA
   Oechsle International Advisors, LLC, Boston, MA
   The Boston Company Asset Management, LLC, Boston, MA

100 Manager, Money Managers and Service Providers

Russell Investment Funds
Frank Russell Investment Company
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

--------------------------------------------------------------------------------
Real Estate Securities Fund
   AEW Management and Advisors, L.P., Boston, MA
   INVESCO Institutional (N.A.), Inc., which acts as money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX
   RREEF America L.L.C., Chicago, IL

Core Bond Fund
   Bear Stearns Asset Management Inc.., New York, NY
   Pacific Investment Management Company LLC,
      Newport Beach, CA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                               Manager, Money Managers and Service Providers 101

                      (This page intentionally left blank)

[LOGO] Russell

Russell Investment Funds
909 A Street
Tacoma, Washington 98402

253-627-7001
800-787-7354
Fax: 253-591-3495

www.russell.com                                                36-08-023 (12/04)

                                    [GRAPHIC]




                Annual Report December 31, 2004

                NML Variable Annuity Account B

                Financial Statements

              NML Variable Annuity Account B Financial Statements


                               Table of Contents


       NML Variable Annuity Account B

           Statement of Assets and Liabilities......................  1

           Statements of Operations.................................  6

           Statements of Changes in Equity..........................  8

           Financial Highlights..................................... 10

           Notes to Financial Statements............................ 12

           Report of Independent Registered Public Accounting Firm.. 17

 Account B Financial Statements


NML Variable Annuity Account B
Statement of Assets and Liabilities
December 31, 2004
(in thousands)


           Assets
             Investments at Market Value:
              Northwestern Mutual Series Fund, Inc.
               Small Cap Growth Stock
                94,668 shares (cost $174,166)............ $  217,737
               T. Rowe Price Small Cap Value
                69,314 shares (cost $81,908).............    109,447
               Aggressive Growth Stock
                242,709 shares (cost $989,888)...........    754,581
               International Growth
                43,792 shares (cost $45,063).............     57,762
               Franklin Templeton International Equity
                332,915 shares (cost $432,862)...........    550,974
               AllianceBernstein Mid Cap Value
                14,198 shares (cost $19,142).............     20,658
               Index 400 Stock
                157,761 shares (cost $180,470)...........    230,805
               Janus Capital Appreciation
                8,432 shares (cost $10,499)..............     12,058
               Growth Stock
                183,200 shares (cost $357,492)...........    363,470
               Large Cap Core Stock
                232,484 shares (cost $315,817)...........    265,497
               Capital Guardian Domestic Equity
                96,982 shares (cost $90,816).............    110,947
               T. Rowe Price Equity Income
                24,690 shares (cost $30,488).............     33,331
               Index 500 Stock
                362,152 shares (cost $858,659)...........  1,065,815

          Northwestern Mutual Series Fund, Inc. (continued)
           Asset Allocation
            144,728 shares (cost $138,959)................... $  162,095
           Balanced
            1,297,187 shares (cost $2,142,929)...............  2,429,630
           High Yield Bond
            208,176 shares (cost $158,565)...................    158,006
           Select Bond
            420,895 shares (cost $509,609)...................    516,860
           Money Market
            207,136 shares (cost $207,136)...................    207,136
          Fidelity Variable Insurance Products Fund III
           VIP Mid Cap
            1,341 shares (cost $34,004)......................     40,065
          Russell Investment Funds
           Multi-Style Equity
            9,298 shares (cost $115,753).....................    117,157
           Aggressive Equity
            4,626 shares (cost $57,505)......................     68,923
           Non-U.S.
            7,451 shares (cost $67,470)......................     84,422
           Core Bond
            9,256 shares (cost $96,680)......................     97,188
           Real Estate Securities
            11,478 shares (cost $146,606)....................    196,158
                                                              ----------

                  Total Investments at Market Value. $7,870,722

            Due from Northwestern Mutual Life Insurance Company:
             Small Cap Growth Stock Division..................... $ 5
             T. Rowe Price Small Cap Value Division..............  --
             Aggressive Growth Stock Division....................   5
             International Growth Division.......................   3
             Franklin Templeton International Equity Division....   7
             AllianceBernstein Mid Cap Value Division............   1
             Index 400 Stock Division............................   2
             Janus Capital Appreciation Division.................   4
             Growth Stock Division...............................   2
             Large Cap Core Stock Division.......................  --
             Capital Guardian Domestic Equity Division...........   1
             T. Rowe Price Equity Income Division................   2

              Due from Northwestern Mutual Life Insurance Company (continued):
               Index 500 Stock Division........................ $       12
               Asset Allocation Division.......................          2
               Balanced Division...............................         54
               High Yield Bond Division........................          1
               Select Bond Division............................          7
               Money Market Division...........................         14
               Fidelity VIP Mid Cap Division...................          3
               Russell Multi-Style Equity Division.............          1
               Russell Aggressive Equity Division..............         --
               Russell Non-U.S. Division.......................         --
               Russell Core Bond Division......................          1
               Russell Real Estate Securities Division.........          1
                                                                   ----------

      Total Due from Northwestern Mutual Life Insurance Company.        128
                                                                 ----------
    Total Assets................................................ $7,870,850
                                                                 ==========

   The Accompanying Notes are an Integral Part of the Financial Statements.

                                                 NML Variable Annuity Account B

 Account B Financial Statements


NML Variable Annuity Account B
Statement of Assets and Liabilities, continued
December 31, 2004
(in thousands)

Liabilities
                                                                        Due to Northwestern
Division                                   Due to Participants     Mutual Life Insurance Company
--------                                -------------------------- -----------------------------
Small Cap Growth Stock.................          $   246                    $        9
T. Rowe Price Small Cap Value..........              772                             4
Aggressive Growth Stock................              621                            31
International Growth...................              141                             2
Franklin Templeton International Equity              467                            19
AllianceBernstein Mid Cap Value........                1                            --
Index 400 Stock........................              147                             3
Janus Capital Appreciation.............               --                            --
Growth Stock...........................              610                             7
Large Cap Core Stock...................              295                             2
Capital Guardian Domestic Equity.......               73                             2
T. Rowe Price Equity Income............                9                             1
Index 500 Stock........................            2,409                             7
Asset Allocation.......................              201                             1
Balanced...............................            5,325                            55
High Yield Bond........................              135                             2
Select Bond............................              610                             7
Money Market...........................              702                            12
Fidelity VIP Mid Cap...................               13                            --
Russell Multi-Style Equity.............               57                             4
Russell Aggressive Equity..............               67                             1
Russell Non-U.S........................               24                             2
Russell Core Bond......................               --                             7
Russell Real Estate Securities.........              142                             4
                                                 -------                    ----------
                                                 $13,067                    $      182           $   13,249
                                                 -------                    ----------           ----------
  Total Liabilities...........................................................................       13,249
                                                                                                 ----------

Equity
                                                                         Contracts Issued:
                                            Contracts Issued:       After December 16, 1981 and
Division                                Prior to December 17, 1981    Prior to March 31, 1995
--------                                -------------------------- -----------------------------
Small Cap Growth Stock.................          $   687                    $   64,157
T. Rowe Price Small Cap Value..........              609                        32,982
Aggressive Growth Stock................            3,685                       395,662
International Growth...................              233                        14,018
Franklin Templeton International Equity            3,017                       254,162
AllianceBernstein Mid Cap Value........               58                         6,601
Index 400 Stock........................              928                        64,483
Janus Capital Appreciation.............               18                         3,313
Growth Stock...........................            1,216                       116,709
Large Cap Core Stock...................            1,052                        90,931
Capital Guardian Domestic Equity.......              399                        31,857
T. Rowe Price Equity Income............              390                        11,019
Index 500 Stock........................           31,312                       449,863
Asset Allocation.......................              369                        46,906
Balanced...............................           30,500                     1,562,054
High Yield Bond........................              317                        41,352
Select Bond............................            6,378                       164,782
Money Market...........................            1,367                        83,903
Fidelity VIP Mid Cap...................              188                        11,485
Russell Multi-Style Equity.............              239                        22,060
Russell Aggressive Equity..............              141                        18,781
Russell Non-U.S........................              108                        18,491
Russell Core Bond......................               52                        17,341
Russell Real Estate Securities.........              877                        53,589
                                                 -------                    ----------
                                                 $84,140                    $3,576,501            3,660,641
                                                 -------                    ----------

   The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

 Account B Financial Statements


NML Variable Annuity Account B
Statement of Assets and Liabilities, continued
December 31, 2004
(in thousands)


Equity (continued)
                                             Contracts Issued:           Contracts Issued:
                                        On or After March 31, 1995  On or After March 31, 1995
                                        and Prior to March 31, 2000 and Prior to March 31, 2000
Division                                    Front Load Version           Back Load Version
--------                                --------------------------- ---------------------------
Small Cap Growth Stock.................          $ 24,945                   $   56,140
T. Rowe Price Small Cap Value..........            10,642                       21,216
Aggressive Growth Stock................            67,553                      212,116
International Growth...................             4,674                        9,228
Franklin Templeton International Equity            57,423                      142,816
AllianceBernstein Mid Cap Value........             1,746                        3,715
Index 400 Stock........................            24,632                       55,858
Janus Capital Appreciation.............             1,112                        1,948
Growth Stock...........................            49,811                      124,897
Large Cap Core Stock...................            36,467                       99,953
Capital Guardian Domestic Equity.......            11,545                       20,948
T. Rowe Price Equity Income............             2,322                        6,086
Index 500 Stock........................           115,938                      321,969
Asset Allocation.......................            13,721                       25,531
Balanced...............................           147,683                      393,065
High Yield Bond........................            22,582                       49,678
Select Bond............................            53,296                      106,978
Money Market...........................            21,503                       44,313
Fidelity VIP Mid Cap...................             3,164                        7,387
Russell Multi-Style Equity.............            17,491                       23,836
Russell Aggressive Equity..............            10,624                       14,661
Russell Non-U.S........................            11,895                       16,904
Russell Core Bond......................            12,413                       14,983
Russell Real Estate Securities.........            19,070                       41,541
                                                 --------                   ----------
                                                 $742,252                   $1,815,767          2,558,019
                                                 --------                   ----------

                                             Contracts Issued:           Contracts Issued:
                                        On or After March 31, 2000  On or After March 31, 2000
Division                                    Front Load Version           Back Load Version
--------                                --------------------------- ---------------------------
Small Cap Growth Stock.................          $ 27,047                   $   43,240
T. Rowe Price Small Cap Value..........            16,450                       25,141
Aggressive Growth Stock................            26,784                       46,817
International Growth...................            11,288                       16,788
Franklin Templeton International Equity            38,917                       51,305
AllianceBernstein Mid Cap Value........             4,196                        4,162
Index 400 Stock........................            30,597                       51,764
Janus Capital Appreciation.............             2,219                        3,190
Growth Stock...........................            27,159                       41,096
Large Cap Core Stock...................            14,180                       22,012
Capital Guardian Domestic Equity.......            19,530                       23,598
T. Rowe Price Equity Income............             7,203                        5,723
Index 500 Stock........................            52,749                       88,084
Asset Allocation.......................            29,043                       44,451
Balanced...............................           130,629                      158,212
High Yield Bond........................            17,597                       22,542
Select Bond............................            80,880                       92,849
Money Market...........................            23,341                       30,383
Fidelity VIP Mid Cap...................             7,594                        9,706
Russell Multi-Style Equity.............            24,017                       26,257
Russell Aggressive Equity..............            10,531                       12,888
Russell Non-U.S........................            15,695                       18,759
Russell Core Bond......................            23,673                       24,544
Russell Real Estate Securities.........            31,231                       46,645
                                                 --------                   ----------
                                                 $672,550                   $  910,156          1,582,706
                                                 --------                   ----------

   The Accompanying Notes are an Integral Part of the Financial Statements.

                                                 NML Variable Annuity Account B

 Account B Financial Statements


NML Variable Annuity Account B
Statement of Assets and Liabilities, continued
December 31, 2004
(in thousands)


Equity (continued)
                                            Contracts Issued:
                                        On or After June 30, 2000
Division                                    Fee-Based Version
--------                                -------------------------
Small Cap Growth Stock.................          $ 1,273
T. Rowe Price Small Cap Value..........            1,631
Aggressive Growth Stock................            1,316
International Growth...................            1,392
Franklin Templeton International Equity            2,855
AllianceBernstein Mid Cap Value........              180
Index 400 Stock........................            2,394
Janus Capital Appreciation.............              260
Growth Stock...........................            1,967
Large Cap Core Stock...................              605
Capital Guardian Domestic Equity.......            2,997
T. Rowe Price Equity Income............              581
Index 500 Stock........................            3,496
Asset Allocation.......................            1,875
Balanced...............................            2,161
High Yield Bond........................            3,802
Select Bond............................           11,086
Money Market...........................            1,626
Fidelity VIP Mid Cap...................              530
Russell Multi-Style Equity.............            3,197
Russell Aggressive Equity..............            1,229
Russell Non-U.S........................            2,545
Russell Core Bond......................            4,176
Russell Real Estate Securities.........            3,061
                                                 -------
                                                 $56,235                  56,235
                                                 -------          -   ----------
Total Equity.........................................................  7,857,601
                                                                  -   ----------
  Total Liabilities and Equity.....................................   $7,870,850
                                                                  =   ==========

   The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

                     (THIS PAGE INTENTIONALLY LEFT BLANK)



                                                 NML Variable Annuity Account B

 Account B Financial Statements


NML Variable Annuity Account B
Statements of Operations
(in thousands)

                                                          Investment Income
                                                 -----------------------------------
                                                          Annuity Rate
                                                 Dividend and Expense  Net Investment
                                                  Income   Guarantees  Income (Loss)
-------------------------------------------------------------------------------------

Year Ended December 31, 2004
Small Cap Growth Stock Division................. $    --    $ (2,046)     $(2,046)
T. Rowe Price Small Cap Value Division..........     182        (882)        (700)
Aggressive Growth Stock Division................      --      (8,167)      (8,167)
International Growth Division...................     326        (413)         (87)
Franklin Templeton International Equity Division   8,294      (5,351)       2,943
AllianceBernstein Mid Cap Value Division........     154        (128)          26
Index 400 Stock Division........................   1,392      (2,167)        (775)
Janus Capital Appreciation Division.............      11         (73)         (62)
Growth Stock Division...........................   2,459      (3,816)      (1,357)
Large Cap Core Stock Division...................   2,433      (2,803)        (370)
Capital Guardian Domestic Equity Division.......   1,391        (857)         534
T. Rowe Price Equity Income Division............     421        (214)         207
Index 500 Stock Division........................  13,574     (11,258)       2,316
Asset Allocation Division.......................      --      (1,399)      (1,399)
Balanced Division...............................  59,916     (27,292)      32,624
High Yield Bond Division........................   9,959      (1,483)       8,476
Select Bond Division............................  19,741      (5,048)      14,693
Money Market Division...........................   3,127      (2,363)         764
Fidelity VIP Mid Cap Division...................      --        (226)        (226)
Russell Multi-Style Equity Division.............     746        (968)        (222)
Russell Aggressive Equity Division..............     103        (592)        (489)
Russell Non-U.S. Division.......................   1,429        (650)         779
Russell Core Bond Division......................   2,047        (775)       1,272
Russell Real Estate Securities Division.........   3,439      (1,505)       1,934

Year Ended December 31, 2003
Small Cap Growth Stock Division.................      --      (1,608)      (1,608)
T. Rowe Price Small Cap Value Division..........      --        (511)        (511)
Aggressive Growth Stock Division................      --      (7,517)      (7,517)
International Growth Division...................     175        (168)           7
Franklin Templeton International Equity Division   6,745      (4,185)       2,560
AllianceBernstein Mid Cap Value Division #......      25         (20)           5
Index 400 Stock Division........................   1,096      (1,582)        (486)
Janus Capital Appreciation Division #...........       1         (13)         (12)
Growth Stock Division...........................   2,700      (3,580)        (880)
Large Cap Core Stock Division...................   2,289      (2,579)        (290)
Capital Guardian Domestic Equity Division.......     877        (467)         410
T. Rowe Price Equity Income Division #..........     100         (31)          69
Index 500 Stock Division........................  12,968      (9,782)       3,186
Asset Allocation Division.......................   1,740        (786)         954
Balanced Division...............................  70,083     (25,358)      44,725
High Yield Bond Division........................     250      (1,194)        (944)
Select Bond Division............................  19,000      (5,202)      13,798
Money Market Division...........................   3,891      (3,309)         582
Fidelity VIP Mid Cap Division #.................      --         (30)         (30)
Russell Multi-Style Equity Division.............     500        (668)        (168)
Russell Aggressive Equity Division..............      43        (356)        (313)
Russell Non-U.S. Division.......................   1,210        (392)         818
Russell Core Bond Division......................   2,349        (595)       1,754
Russell Real Estate Securities Division.........   4,684        (890)       3,794

#  Division commenced operations on May 1, 2003.

   The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

   Realized and Unrealized Gain (Loss) on Investments
 -------------------------------------------------------
 Realized Gain    Unrealized Appreciation     Net Gain    Increase (Decrease)
   (Loss) on   (Depreciation) of Investments  (Loss) on  in Equity Derived from
  Investments        During the Period       Investments  Investment Activity
 ------------------------------------------------------------------------------

   $  1,389              $ 33,030             $ 34,419          $ 32,373
      2,946                16,332               19,278            18,578
    (41,006)              136,999               95,993            87,826
      1,158                 7,450                8,608             8,521
      3,750                77,061               80,811            83,754
      1,612                   817                2,429             2,455
      3,780                26,659               30,439            29,664
        313                 1,236                1,549             1,487
     (2,542)               22,949               20,407            19,050
    (10,431)               28,171               17,740            17,370
      1,882                11,260               13,142            13,676
      1,205                 1,968                3,173             3,380
     25,814                64,859               90,673            92,989
        731                13,102               13,833            12,434
    103,326                16,959              120,285           152,909
     (4,792)               12,395                7,603            16,079
     16,355               (13,364)               2,991            17,684
         --                    --                   --               764
        688                 5,295                5,983             5,757
     (2,952)               12,439                9,487             9,265
      3,627                 4,877                8,504             8,015
        254                10,703               10,957            11,736
      2,146                  (323)               1,823             3,095
     15,053                28,139               43,192            45,126

     (3,409)               47,755               44,346            42,738
        413                14,758               15,171            14,660
    (53,175)              199,264              146,089           138,572
        491                 5,700                6,191             6,198
       (571)              127,518              126,947           129,507
        150                   699                  849               854
     (1,720)               47,596               45,876            45,390
         40                   323                  363               351
     (5,981)               61,648               55,667            54,787
    (15,249)               64,715               49,466            49,176
       (590)               14,455               13,865            14,275
         87                   876                  963             1,032
      3,818               208,592              212,410           215,596
       (211)               13,792               13,581            14,535
      6,085               287,407              293,492           338,217
     (7,423)               36,424               29,001            28,057
     16,155                (9,480)               6,675            20,473
         --                    --                   --               582
        480                   766                1,246             1,216
     (4,360)               22,151               17,791            17,623
     (1,142)               15,076               13,934            13,621
     (1,021)               14,200               13,179            13,997
      2,086                  (701)               1,385             3,139
        851                22,465               23,316            27,110

                                                 NML Variable Annuity Account B

 Account B Financial Statements


NML Variable Annuity Account B
Statements of Changes in Equity
(in thousands)


                                                                        Operations
                                                 --------------------------------------------------------
                                                                                Net          Increase
                                                                             Change in     (Decrease) in
                                                      Net          Net       Unrealized   Equity Derived
                                                  Investment    Realized    Appreciation  from Investment
                                                 Income (Loss) Gain (Loss) (Depreciation)    Activity
---------------------------------------------------------------------------------------------------------

Year Ended December 31, 2004
Small Cap Growth Stock Division.................    $(2,046)    $  1,389      $ 33,030       $ 32,373
T. Rowe Price Small Cap Value Division..........       (700)       2,946        16,332         18,578
Aggressive Growth Stock Division................     (8,167)     (41,006)      136,999         87,826
International Growth Division...................        (87)       1,158         7,450          8,521
Franklin Templeton International Equity Division      2,943        3,750        77,061         83,754
AllianceBernstein Mid Cap Value Division........         26        1,612           817          2,455
Index 400 Stock Division........................       (775)       3,780        26,659         29,664
Janus Capital Appreciation Division.............        (62)         313         1,236          1,487
Growth Stock Division...........................     (1,357)      (2,542)       22,949         19,050
Large Cap Core Stock Division...................       (370)     (10,431)       28,171         17,370
Capital Guardian Domestic Equity Division.......        534        1,882        11,260         13,676
T. Rowe Price Equity Income Division............        207        1,205         1,968          3,380
Index 500 Stock Division .......................      2,316       25,814        64,859         92,989
Asset Allocation Division ......................     (1,399)         731        13,102         12,434
Balanced Division ..............................     32,624      103,326        16,959        152,909
High Yield Bond Division .......................      8,476       (4,792)       12,395         16,079
Select Bond Division............................     14,693       16,355       (13,364)        17,684
Money Market Division...........................        764           --            --            764
Fidelity VIP Mid Cap Division...................       (226)         688         5,295          5,757
Russell Multi-Style Equity Division.............       (222)      (2,952)       12,439          9,265
Russell Aggressive Equity Division..............       (489)       3,627         4,877          8,015
Russell Non-U.S. Division.......................        779          254        10,703         11,736
Russell Core Bond Division .....................      1,272        2,146          (323)         3,095
Russell Real Estate Securities Division.........      1,934       15,053        28,139         45,126

Year Ended December 31, 2003
Small Cap Growth Stock Division.................     (1,608)      (3,409)       47,755         42,738
T. Rowe Price Small Cap Value Division..........       (511)         413        14,758         14,660
Aggressive Growth Stock Division ...............     (7,517)     (53,175)      199,264        138,572
International Growth Division...................          7          491         5,700          6,198
Franklin Templeton International Equity Division      2,560         (571)      127,518        129,507
AllianceBernstein Mid Cap Value Division #......          5          150           699            854
Index 400 Stock Division .......................       (486)      (1,720)       47,596         45,390
Janus Capital Appreciation Division #...........        (12)          40           323            351
Growth Stock Division ..........................       (880)      (5,981)       61,648         54,787
Large Cap Core Stock Division...................       (290)     (15,249)       64,715         49,176
Capital Guardian Domestic Equity Division ......        410         (590)       14,455         14,275
T. Rowe Price Equity Income Division #..........         69           87           876          1,032
Index 500 Stock Division .......................      3,186        3,818       208,592        215,596
Asset Allocation Division ......................        954         (211)       13,792         14,535
Balanced Division ..............................     44,725        6,085       287,407        338,217
High Yield Bond Division .......................       (944)      (7,423)       36,424         28,057
Select Bond Division............................     13,798       16,155        (9,480)        20,473
Money Market Division...........................        582           --            --            582
Fidelity VIP Mid Cap Division #.................        (30)         480           766          1,216
Russell Multi-Style Equity Division.............       (168)      (4,360)       22,151         17,623
Russell Aggressive Equity Division..............       (313)      (1,142)       15,076         13,621
Russell Non-U.S. Division.......................        818       (1,021)       14,200         13,997
Russell Core Bond Division .....................      1,754        2,086          (701)         3,139
Russell Real Estate Securities Division.........      3,794          851        22,465         27,110

#  Division commenced operations on May 1, 2003.

   The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

                         Equity Transactions                                             Equity
----------------------------------------------------------------------            ---------------------
                                             Transfers     Increase
                                  Transfers  to Other   (Decrease) in     Net
  Contract            Surrenders  from Other Divisions  Equity Derived  Increase  Beginning     End
  Owners'    Annuity      and     Divisions     or       from Equity   (Decrease)    of          of
Net Payments Payments Other (net) or Sponsor  Sponsor    Transactions  in Equity   Period      Period
-------------------------------------------------------------------------------------------------------

  $ 20,088   $  (173)  $ (13,932)  $ 98,488  $(103,701)    $    770     $ 33,143  $  184,346 $  217,489
    13,058       (80)     (5,085)    84,021    (69,154)      22,760       41,338      67,333    108,671
    35,959      (678)    (53,909)   110,014   (146,350)     (54,964)      32,862     721,071    753,933
    11,071       (34)     (2,135)    60,722    (48,519)      21,105       29,626      27,995     57,621
    39,122      (545)    (34,098)   171,534   (168,189)       7,824       91,578     458,917    550,495
     3,828        (7)     (1,086)    21,826    (13,329)      11,232       13,687       6,971     20,658
    22,377      (238)    (12,574)   125,029   (123,557)      11,037       40,701     189,955    230,656
     2,844        (2)       (251)    12,095     (8,018)       6,668        8,155       3,905     12,060
    25,329      (335)    (28,360)   102,835   (121,210)     (21,741)      (2,691)    365,546    362,855
    18,158      (542)    (21,878)    56,101    (67,753)     (15,914)       1,456     263,744    265,200
    17,593       (80)     (4,636)   102,951    (84,644)      31,184       44,860      66,014    110,874
     6,955       (21)       (713)    35,443    (22,835)      18,829       22,209      11,115     33,324
    65,056    (1,819)    (79,719)   205,859   (231,617)     (42,240)      50,749   1,012,662  1,063,411
    29,160      (267)     (6,383)    90,417    (70,281)      42,646       55,080     106,816    161,896
   128,109    (6,527)   (177,856)   191,039   (215,159)     (80,394)      72,515   2,351,789  2,424,304
    16,385      (285)    (10,185)    82,507    (82,254)       6,168       22,247     135,623    157,870
    69,977    (1,037)    (41,210)   282,520   (291,912)      18,338       36,022     480,227    516,249
    56,309      (248)    (46,515)   122,743   (178,339)     (46,050)     (45,286)    251,722    206,436
     8,431       (17)       (940)    38,002    (21,133)      24,343       30,100       9,954     40,054
    18,473      (117)     (7,934)   121,486   (113,238)      18,670       27,935      89,162    117,097
     8,408       (49)     (3,575)    54,672    (50,792)       8,664       16,679      52,176     68,855
    14,276       (59)     (5,103)    85,601    (76,922)      17,793       29,529      54,868     84,397
    22,176      (128)     (6,428)   121,511   (113,665)      23,466       26,561      70,621     97,182
    25,413      (172)     (9,263)   141,015   (121,170)      35,823       80,949     115,065    196,014

    14,726      (151)     (9,933)    69,218    (67,120)       6,740       49,478     134,868    184,346
     8,681       (70)     (2,903)    51,736    (41,084)      16,360       31,020      36,313     67,333
    33,410      (571)    (46,167)    85,708   (114,600)     (42,220)      96,352     624,719    721,071
     5,886       (21)       (778)    33,530    (27,247)      11,370       17,568      10,427     27,995
    24,915      (421)    (27,684)   408,566   (417,678)     (12,302)     117,205     341,712    458,917
     1,245        (2)       (163)     7,582     (2,545)       6,117        6,971          --      6,971
    17,085      (174)    (10,159)    86,560    (79,522)      13,790       59,180     130,775    189,955
       941        (1)        (35)     4,198     (1,549)       3,554        3,905          --      3,905
    24,913      (327)    (23,331)    79,388    (88,397)      (7,754)      47,033     318,513    365,546
    14,652      (509)    (19,041)    42,122    (50,966)     (13,742)      35,434     228,310    263,744
     9,412       (49)     (2,625)    58,359    (47,282)      17,815       32,090      33,924     66,014
     2,229        (2)       (133)    10,294     (2,305)      10,083       11,115          --     11,115
    53,890    (1,500)    (64,810)   154,276   (166,989)     (25,133)     190,463     822,199  1,012,662
    18,919      (145)     (4,821)    62,819    (37,499)      39,273       53,808      53,008    106,816
   103,981    (6,697)   (159,101)   164,301   (174,358)     (71,874)     266,343   2,085,446  2,351,789
    12,450      (236)     (8,822)    71,644    (64,175)      10,861       38,918      96,705    135,623
    64,225      (952)    (39,252)   221,267   (242,882)       2,406       22,879     457,348    480,227
    64,300      (340)    (82,387)   543,846   (617,860)     (92,441)     (91,859)    343,581    251,722
     1,687        (2)        (60)    19,450    (12,337)       8,738        9,954          --      9,954
    12,107       (88)     (5,644)    67,180    (60,814)      12,741       30,364      58,798     89,162
     4,950       (28)     (2,507)    36,064    (28,445)      10,034       23,655      28,521     52,176
     6,127       (37)     (2,958)    42,150    (39,933)       5,349       19,346      35,522     54,868
    12,697      (118)     (6,305)    67,948    (63,866)      10,356       13,495      57,126     70,621
    13,995      (124)     (5,799)    67,382    (56,947)      18,507       45,617      69,448    115,065


                                                 NML Variable Annuity Account B

 Financial Highlights


NML Variable Annuity Account B
(For a unit outstanding during the period)

                                                                  Dividend
                                              Unit Value,       Income as a % Expense Ratio,
                                          as of Period End(3)    of Average     Lowest to     Total Return(5),
Division                                   Lowest to Highest    Net Assets(4)    Highest      Lowest to Highest
-----------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock
  Year Ended 12/31/04.................. $1.077557 to $ 2.409091     0.00%     0.35% to 1.25%   17.32%  to  18.38%
  Year Ended 12/31/03.................. $0.910215 to $ 2.035993     0.00%     0.35% to 1.25%   31.41%  to  32.59%
  Year Ended 12/31/02.................. $0.686471 to $ 1.536295     0.16%     0.35% to 1.25% (19.44%) to (18.71%)
  Year Ended 12/31/01.................. $0.844471 to $ 1.890848     0.01%     0.35% to 1.25%  (4.97%) to  (4.10%)
T. Rowe Price Small Cap Value (1)
  Year Ended 12/31/04.................. $1.549988 to $ 1.598319     0.21%     0.35% to 1.25%   23.02%  to  24.13%
  Year Ended 12/31/03.................. $1.259912 to $ 1.287567     0.00%     0.35% to 1.25%   33.48%  to  34.68%
  Year Ended 12/31/02.................. $0.943905 to $ 0.956015     0.67%     0.35% to 1.25%  (6.75%) to  (5.91%)
  Period Ended 12/31/01................ $1.012260 to $ 1.016079     0.42%     0.35% to 1.25%    1.23%  to   1.61%
Aggressive Growth Stock
  Year Ended 12/31/04.................. $0.795400 to $ 5.226856     0.00%     0.35% to 1.25%   12.80%  to  13.82%
  Year Ended 12/31/03.................. $0.699892 to $ 4.610685     0.00%     0.35% to 1.25%   23.15%  to  24.26%
  Year Ended 12/31/02.................. $0.564112 to $ 3.725431     0.10%     0.35% to 1.25% (22.13%) to (21.43%)
  Year Ended 12/31/01.................. $0.719033 to $ 4.760371     0.11%     0.35% to 1.25% (20.88%) to (20.16%)
International Growth Stock (1)
  Year Ended 12/31/04.................. $1.286123 to $ 1.326256     0.78%     0.35% to 1.25%   20.08%  to  21.17%
  Year Ended 12/31/03.................. $1.071062 to $ 1.094583     0.99%     0.35% to 1.25%   37.27%  to  38.50%
  Year Ended 12/31/02.................. $0.780276 to $ 0.790292     0.72%     0.35% to 1.25% (13.42%) to (12.64%)
  Period Ended 12/31/01................ $0.901258 to $ 0.904664     0.00%     0.35% to 1.25%  (9.87%) to  (9.53%)
Franklin Templeton International Equity
  Year Ended 12/31/04.................. $1.146710 to $ 2.702895     1.71%     0.35% to 1.25%   17.85%  to  18.91%
  Year Ended 12/31/03.................. $0.964341 to $ 2.282107     1.77%     0.35% to 1.25%   38.72%  to  39.97%
  Year Ended 12/31/02.................. $0.688942 to $ 1.636881     2.11%     0.35% to 1.25% (18.43%) to (17.69%)
  Year Ended 12/31/01.................. $0.837038 to $ 1.996677     1.83%     0.35% to 1.25% (15.07%) to (14.30%)
AllianceBernstein Mid Cap Value (2)
  Year Ended 12/31/04.................. $1.547558 to $ 1.570931     1.16%     0.35% to 1.25%   17.19%  to  18.25%
  Period Ended 12/31/03................ $1.320512 to $ 1.328448     1.07%     0.35% to 1.25%   32.05%  to  32.84%
Index 400 Stock
  Year Ended 12/31/04.................. $1.352705 to $ 1.722759     0.67%     0.35% to 1.25%   14.82%  to  15.86%
  Year Ended 12/31/03.................. $1.169318 to $ 1.487736     0.72%     0.35% to 1.25%   33.34%  to  34.54%
  Year Ended 12/31/02.................. $0.870423 to $ 1.106344     0.81%     0.35% to 1.25% (15.60%) to (14.84%)
  Year Ended 12/31/01.................. $1.023646 to $ 1.299809     0.01%     0.35% to 1.25%  (1.90%) to  (1.01%)
Janus Capital Appreciation (2)
  Year Ended 12/31/04.................. $1.405312 to $ 1.426538     0.15%     0.35% to 1.25%   18.19%  to  19.25%
  Period Ended 12/31/03................ $1.189063 to $ 1.196213     0.09%     0.35% to 1.25%   18.91%  to  19.62%
Growth Stock
  Year Ended 12/31/04.................. $0.774425 to $ 2.508557     0.69%     0.35% to 1.25%    5.34%  to   6.30%
  Year Ended 12/31/03.................. $0.729643 to $ 2.369404     0.81%     0.35% to 1.25%   17.47%  to  18.53%
  Year Ended 12/31/02.................. $0.616498 to $ 2.006974     1.16%     0.35% to 1.25% (21.81%) to (21.11%)
  Year Ended 12/31/01.................. $0.782628 to $ 2.554121     0.78%     0.35% to 1.25% (15.29%) to (14.52%)
Large Cap Core Stock
  Year Ended 12/31/04.................. $0.772557 to $ 2.070897     0.95%     0.35% to 1.25%    6.82%  to   7.78%
  Year Ended 12/31/03.................. $0.717843 to $ 1.929029     0.97%     0.35% to 1.25%   22.51%  to  23.62%
  Year Ended 12/31/02.................. $0.581563 to $ 1.566688     0.96%     0.35% to 1.25% (29.09%) to (28.45%)
  Year Ended 12/31/01.................. $0.814020 to $ 2.198364     0.79%     0.35% to 1.25%  (8.92%) to  (8.10%)
Capital Guardian Domestic Equity (1)
  Year Ended 12/31/04.................. $1.159280 to $ 1.195493     1.61%     0.35% to 1.25%   15.40%  to  16.44%
  Year Ended 12/31/03.................. $1.004585 to $ 1.026686     1.86%     0.35% to 1.25%   32.74%  to  33.94%
  Year Ended 12/31/02.................. $0.756787 to $ 0.766519     1.62%     0.35% to 1.25% (22.22%) to (21.52%)
  Period Ended 12/31/01................ $0.973004 to $ 0.976685     0.74%     0.35% to 1.25%  (2.70%) to  (2.33%)
T. Rowe Price Equity Income (2)
  Year Ended 12/31/04.................. $1.394433 to $ 1.415494     1.92%     0.35% to 1.25%   13.73%  to  14.76%
  Period Ended 12/31/03................ $1.226098 to $ 1.233470     2.76%     0.35% to 1.25%   22.61%  to  23.35%
Index 500 Stock
  Year Ended 12/31/04.................. $0.850261 to $ 4.416556     1.34%     0.35% to 1.25%    9.32%  to  10.31%
  Year Ended 12/31/03.................. $0.771935 to $ 4.019699     1.47%     0.35% to 1.25%   26.84%  to  27.99%
  Year Ended 12/31/02.................. $0.604035 to $ 3.153233     1.38%     0.35% to 1.25% (23.04%) to (22.34%)
  Year Ended 12/31/01.................. $0.779001 to $ 4.076752     1.30%     0.35% to 1.25% (12.98%) to (12.19%)

(1)Division commenced operations on July 31, 2001.
(2)Division commenced operations on May 1, 2003.
(3)Year ended 12/31/03 unit value ranges revised from previous annual report.
(4)Year ended 12/31/01 revised from previous reports.
(5)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B

 Financial Highlights


NML Variable Annuity Account B
(For a unit outstanding during the period)


                                                         Dividend
                                     Unit Value,       Income as a % Expense Ratio,
                                 as of Period End(3)    of Average     Lowest to     Total Return(5),
Division                          Lowest to Highest    Net Assets(4)    Highest      Lowest to Highest
--------------------------------------------------------------------------------------------------------
Asset Allocation (1)
  Year Ended 12/31/04......... $1.117219 to $ 1.152100     0.00%     0.35% to 1.25%    8.65%  to   9.63%
  Year Ended 12/31/03......... $1.028260 to $ 1.050858     2.22%     0.35% to 1.25%   19.13%  to  20.21%
  Year Ended 12/31/02......... $0.863125 to $ 0.874209     2.44%     0.35% to 1.25% (11.37%) to (10.57%)
  Period Ended 12/31/01....... $0.973862 to $ 0.977539     1.19%     0.35% to 1.25%  (2.61%) to  (2.25%)
Balanced
  Year Ended 12/31/04......... $1.087384 to $ 8.963381     2.54%     0.35% to 1.25%    6.55%  to   7.52%
  Year Ended 12/31/03......... $1.012887 to $ 8.370146     3.21%     0.35% to 1.25%   16.53%  to  17.58%
  Year Ended 12/31/02......... $0.862735 to $ 7.147092     3.85%     0.35% to 1.25%  (8.68%) to  (7.86%)
  Year Ended 12/31/01......... $0.937735 to $ 7.787723     4.17%     0.35% to 1.25%  (4.36%) to  (3.49%)
High Yield Bond
  Year Ended 12/31/04......... $1.401540 to $ 2.132449     6.88%     0.35% to 1.25%   11.36%  to  12.37%
  Year Ended 12/31/03......... $1.249172 to $ 1.905353     0.21%     0.35% to 1.25%   27.46%  to  28.61%
  Year Ended 12/31/02......... $0.972766 to $ 1.487426    10.35%     0.35% to 1.25%  (4.10%) to  (3.23%)
  Year Ended 12/31/01......... $1.006773 to $ 1.543249    10.48%     0.35% to 1.25%    3.72%  to   4.66%
Select Bond
  Year Ended 12/31/04......... $1.440153 to $11.111137     4.04%     0.35% to 1.25%    3.44%  to   4.38%
  Year Ended 12/31/03......... $1.379729 to $10.687503     3.85%     0.35% to 1.25%    4.18%  to   5.12%
  Year Ended 12/31/02......... $1.312499 to $10.207276     4.44%     0.35% to 1.25%   10.70%  to  11.70%
  Year Ended 12/31/01......... $1.175057 to $ 9.174827     5.43%     0.35% to 1.25%    8.99%  to   9.98%
Money Market
  Year Ended 12/31/04......... $1.102690 to $ 3.073012     1.43%     0.35% to 1.25%    0.17%  to   1.08%
  Year Ended 12/31/03......... $1.090926 to $ 3.052383     1.25%     0.35% to 1.25%   (0.02%) to   0.88%
  Year Ended 12/31/02......... $1.081393 to $ 3.037822     1.64%     0.35% to 1.25%    0.39%  to   1.30%
  Year Ended 12/31/01......... $1.067537 to $ 3.010839     0.37%     0.35% to 1.25%    2.62%  to   3.55%
Fidelity VIP Mid Cap (2)
  Year Ended 12/31/04......... $1.717354 to $ 1.743292     0.00%     0.35% to 1.25%   23.11%  to  24.22%
  Period Ended 12/31/03....... $1.395022 to $ 1.403400     0.00%     0.35% to 1.25%   39.50%  to  40.34%
Russell Multi-Style Equity
  Year Ended 12/31/04......... $0.804386 to $ 0.860463     0.73%     0.35% to 1.25%    8.44%  to   9.42%
  Year Ended 12/31/03......... $0.736202 to $ 0.786751     0.71%     0.35% to 1.25%   27.26%  to  28.41%
  Year Ended 12/31/02......... $0.574187 to $ 0.613006     0.60%     0.35% to 1.25% (24.14%) to (23.46%)
  Year Ended 12/31/01......... $0.751294 to $ 0.801293     0.46%     0.35% to 1.25% (15.28%) to (14.51%)
Russell Aggressive Equity
  Year Ended 12/31/04......... $1.203942 to $ 1.421771     0.17%     0.35% to 1.25%   13.30%  to  14.33%
  Year Ended 12/31/03......... $1.054631 to $ 1.244218     0.11%     0.35% to 1.25%   43.79%  to  45.09%
  Year Ended 12/31/02......... $0.727980 to $ 0.857996     0.00%     0.35% to 1.25% (20.06%) to (19.34%)
  Year Ended 12/31/01......... $0.903873 to $ 1.064253     0.11%     0.35% to 1.25%  (3.58%) to  (2.71%)
Russell Non-U.S.
  Year Ended 12/31/04......... $0.905783 to $ 1.138748     2.11%     0.35% to 1.25%   16.83%  to  17.89%
  Year Ended 12/31/03......... $0.769505 to $ 0.966479     2.95%     0.35% to 1.25%   37.07%  to  38.30%
  Year Ended 12/31/02......... $0.557227 to $ 0.699179     1.63%     0.35% to 1.25% (16.20%) to (15.44%)
  Year Ended 12/31/01......... $0.659991 to $ 0.827309     0.58%     0.35% to 1.25% (23.00%) to (22.30%)
Russell Core Bond
  Year Ended 12/31/04......... $1.319453 to $ 1.384409     2.44%     0.35% to 1.25%    3.36%  to   4.30%
  Year Ended 12/31/03......... $1.276523 to $ 1.328054     3.69%     0.35% to 1.25%    4.83%  to   5.78%
  Year Ended 12/31/02......... $1.217720 to $ 1.256188     2.84%     0.35% to 1.25%    7.49%  to   8.46%
  Year Ended 12/31/01......... $1.132872 to $ 1.158815     5.78%     0.35% to 1.25%    6.07%  to   7.03%
Russell Real Estate Securities
  Year Ended 12/31/04......... $2.277262 to $ 2.519496     2.31%     0.35% to 1.25%   33.20%  to  34.40%
  Year Ended 12/31/03......... $1.709672 to $ 1.877412     5.37%     0.35% to 1.25%   35.51%  to  36.73%
  Year Ended 12/31/02......... $1.261665 to $ 1.375137     5.38%     0.35% to 1.25%    2.51%  to   3.44%
  Year Ended 12/31/01......... $1.220071 to $ 1.331406     5.27%     0.35% to 1.25%    6.49%  to   7.46%

(1)Division commenced operations on July 31, 2001.
(2)Division commenced operations on May 1, 2003.
(3)Year ended 12/31/03 unit value ranges revised from previous annual report.
(4)Year ended 12/31/01 revised from previous reports.
(5)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                 NML Variable Annuity Account B

 Notes to Financial Statements


NML Variable Annuity Account B
December 31, 2004

Note 1 -- NML Variable Annuity Account B (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable annuity contracts ("contracts") for tax-deferred annuities, individual retirement annuities and non-qualified plans. Three versions of the contract are offered: Front Load contracts with a sales charge up to 4.5% of purchase payments; Back Load contracts with a withdrawal charge of 0-6%; and Fee-Based contracts with no sales or withdrawal charges.

Note 2 -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

Note 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund III and the Russell Investment Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are open-end investment companies registered under the Investment Company Act of 1940.

Note 4 -- Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Mortality Table with assumed interest rates of 3.5% or 5%. For variable payment plans issued on or after January 1, 1985 and before January 1, 2002, annuity reserves are based on the 1983 Annuity Table a, adjusted with assumed interest rates of of 3.5% or 5%. For variable payment plans issued on or after January 1, 2002, annuity reserves are based on the 2000 Annuity Table with assumed interest rates of 3.5% or 5%.

Note 5 -- Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Transactions in Funds' shares are accounted for on the trade date. The basis for determining cost on sale of the Funds' shares is identified cost. Purchases and sales of the Funds' shares for the year ended December 31, 2004 by each Division are shown as follows: (in thousands)

           Division                                Purchases  Sales
           --------                                --------- --------
           Small Cap Growth Stock................. $ 21,229  $ 22,404
           T. Rowe Price Small Cap Value..........   29,233     5,493
           Aggressive Growth Stock................   39,011   102,048
           International Growth...................   23,868     2,702
           Franklin Templeton International Equity   50,038    39,293
           AllianceBernstein Mid Cap Value........   13,758     1,303
           Index 400 Stock........................   26,628    15,252
           Janus Capital Appreciation.............    6,970       368
           Growth Stock...........................   29,227    52,125
           Large Cap Core Stock...................   22,321    38,499
           Capital Guardian Domestic Equity.......   38,843     5,805
           T. Rowe Price Equity Income............   21,056     1,198
           Index 500 Stock........................   94,155   122,168
           Asset Allocation.......................   49,737     8,382
           Balanced...............................  285,918   248,488
           High Yield Bond........................   27,995    13,347
           Select Bond............................  107,839    61,291
           Money Market...........................   63,131   107,683
           Fidelity VIP Mid Cap...................   25,470     1,344
           Russell Multi-Style Equity.............   27,460     9,277
           Russell Aggressive Equity..............   14,770     4,298
           Russell Non-U.S........................   24,444     6,001
           Russell Core Bond......................   33,871     7,946
           Russell Real Estate Securities.........   59,220    11,221

Note 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 0.75% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1.25% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 0.5% annual rate.

For contracts issued on or after March 31, 1995 and prior to March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of .4% and

NML Variable Annuity Account B

 Notes to Financial Statements


1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 0.75% and 1.5% annual rates, respectively.

For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 0.5% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 0.75% and 1.5% annual rates, respectively. The current charges will not be increased for five years from the date of the most recent Prospectus.

For contracts issued on or after December 31, 2000, for the Fee-Based version the deduction for annuity rate and expense guarantees is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 0.75% annual rate. The current charges will not be increased for five years from the date of the most recent Prospectus.

Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is reinvested in the Account and has been reflected as a Contract Owners' Net Payment in the accompanying financial statements.

Note 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

                                                 NML Variable Annuity Account B

 Notes to Financial Statements


Note 8 -- The changes in units outstanding for the years ended December 31, 2004 and the December 31, 2003 by each Division are shown as follows:
(in thousands)

                                                  Units    Units   Net Increase
 Year Ended December 31, 2004                     Issued  Redeemed  (Decrease)
 ------------------------------------------------------------------------------
 Small Cap Growth Stock Division.................  72,862  69,534      3,328
 T. Rowe Price Small Cap Value Division..........  72,852  55,906     16,946
 Aggressive Growth Stock Division................  65,180  73,951     (8,771)
 International Growth Division...................  64,890  46,418     18,472
 Franklin Templeton International Equity Division 122,481 112,327     10,154
 AllianceBernstein Mid Cap Value Division........  19,916  11,945      7,971
 Index 400 Stock Division........................ 105,647  97,291      8,356
 Janus Capital Appreciation Division.............  12,109   6,825      5,284
 Growth Stock Division...........................  84,464  90,113     (5,649)
 Large Cap Core Stock Division...................  52,985  59,252     (6,267)
 Capital Guardian Domestic Equity Division....... 116,086  86,775     29,311
 T. Rowe Price Equity Income Division............  33,646  19,112     14,534
 Index 500 Stock Division........................ 129,701 128,300      1,401
 Asset Allocation Division....................... 115,345  75,803     39,542
 Balanced Division............................... 110,413 100,403     10,010
 High Yield Bond Division........................  59,791  55,151      4,640
 Select Bond Division............................ 114,942  97,997     16,945
 Money Market Division...........................  95,398 114,202    (18,804)
 Fidelity VIP Mid Cap Division...................  31,520  15,482     16,038
 Russell Multi-Style Equity Division............. 185,522 160,705     24,817
 Russell Aggressive Equity Division..............  53,740  46,221      7,519
 Russell Non-U.S. Division....................... 110,873  91,076     19,797
 Russell Core Bond Division...................... 110,360  92,550     17,810
 Russell Real Estate Securities Division.........  87,205  69,179     18,026

                                                  Units   Units   Net Increase
 Year Ended December 31, 2003                     Issued Redeemed  (Decrease)
 -----------------------------------------------------------------------------
 Small Cap Growth Stock Division................. 12,413   7,485      4,928
 T. Rowe Price Small Cap Value Division.......... 17,837   3,250     14,587
 Aggressive Growth Stock Division................ 13,472  23,761    (10,289)
 International Growth Division................... 13,933   1,311     12,622
 Franklin Templeton International Equity Division 18,457  22,505     (4,048)
 AllianceBernstein Mid Cap Value Division#.......  5,376     155      5,221
 Index 400 Stock Division........................ 20,933   9,708     11,225
 Janus Capital Appreciation Division#............  3,306      54      3,252
 Growth Stock Division........................... 17,435  17,658       (223)
 Large Cap Core Stock Division................... 11,138  18,681     (7,543)
 Capital Guardian Domestic Equity Division....... 24,526   3,725     20,801
 T. Rowe Price Equity Income Division#...........  9,191     214      8,977
 Index 500 Stock Division........................ 25,545  27,128     (1,583)
 Asset Allocation Division....................... 48,073   6,912     41,161
 Balanced Division............................... 39,704  37,065      2,639
 High Yield Bond Division........................ 14,365   6,349      8,016
 Select Bond Division............................ 22,715  14,472      8,243
 Money Market Division........................... 39,566  86,130    (46,564)
 Fidelity VIP Mid Cap Division#..................  7,401     318      7,083
 Russell Multi-Style Equity Division............. 27,838   8,898     18,940
 Russell Aggressive Equity Division.............. 12,162   2,777      9,385
 Russell Non-U.S. Division....................... 11,397   4,393      7,004
 Russell Core Bond Division...................... 13,574   5,325      8,249
 Russell Real Estate Securities Division......... 16,832   4,712     12,120

#  The initial investment in this Division was made on May 1, 2003.

NML Variable Annuity Account B

 Notes to Financial Statements


Note 9 -- Equity Values by Division are shown as follows:

                                                                                        Contracts Issued:
                                                 Contracts Issued:                 After December 16, 1981 and
                                             Prior to December 17, 1981              Prior to March 31, 1995
                                        ------------------------------------ ---------------------------------------
                                        Accumulation    Units                Accumulation    Units
Division                                 Unit Value  Outstanding   Equity     Unit Value  Outstanding     Equity
--------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.................  $ 2.362099     287,684  $   679,538  $2.295965    27,674,537 $   63,539,768
T. Rowe Price Small Cap Value..........    1.576732     282,499      445,425   1.549988    21,144,174     32,773,216
Aggressive Growth Stock................    5.226856     671,433    3,509,484   4.871253    80,622,135    392,730,817
International Growth...................    1.308297     171,949      224,960   1.286123    10,789,833     13,877,052
Franklin Templeton International Equity    2.702895   1,040,750    2,813,038   2.549602    98,792,917    251,882,619
AllianceBernstein Mid Cap Value........    1.560530      37,139       57,957   1.547558     4,227,052      6,541,608
Index 400 Stock........................    1.689185     512,107      865,043   1.641894    38,983,861     64,007,367
Janus Capital Appreciation.............    1.417108      13,012       18,439   1.405312     2,343,718      3,293,655
Growth Stock...........................    2.508557     484,126    1,214,458   2.378175    48,546,252    115,451,483
Large Cap Core Stock...................    2.070897     467,642      968,438   1.963264    45,487,471     89,303,914
Capital Guardian Domestic Equity.......    1.179310     337,931      398,525   1.159280    27,247,625     31,587,627
T. Rowe Price Equity Income............    1.406111     277,502      390,199   1.394433     7,845,763     10,940,391
Index 500 Stock........................    4.416556   6,906,397   30,502,489   4.116350   107,895,325    444,134,921
Asset Allocation.......................    1.136505     294,535      334,741   1.117219    41,084,548     45,900,438
Balanced...............................    8.963381   3,202,135   28,701,956   7.989947   191,592,109  1,530,810,797
High Yield Bond........................    2.132449     133,178      283,995   2.021608    20,061,980     40,557,459
Select Bond............................   11.111137     539,744    5,997,170   9.901557    16,400,162    162,387,139
Money Market...........................    3.073012     399,612    1,228,012   2.738952    30,366,614     83,172,698
Fidelity VIP Mid Cap...................    1.731755     108,320      187,584   1.717354     6,684,332     11,479,364
Russell Multi-Style Equity.............    0.843681     282,814      238,605   0.820050    26,557,419     21,778,411
Russell Aggressive Equity..............    1.394059     101,400      141,358   1.355022    13,767,174     18,654,824
Russell Non-U.S........................    1.116570      96,390      107,626   1.085315    16,878,528     18,318,520
Russell Core Bond......................    1.357433      38,272       51,952   1.319453    12,950,950     17,088,170
Russell Real Estate Securities.........    2.342872     306,767      718,716   2.277262    23,286,251     53,028,895
                                                                 -----------                          --------------
  Equity...............................                           80,079,708                           3,523,241,153
  Annuity Reserves.....................                            4,059,728                              53,259,616
                                                                 -----------                          --------------
  Total Equity.........................                          $84,139,436                          $3,576,500,769
                                                                 ===========                          ==============

                                                  Contracts Issued:                      Contracts Issued:
                                           On or After March 31, 1995 and         On or After March 31, 1995 and
                                               Prior to March 31, 2000                Prior to March 31, 2000
                                                 Front Load Version                      Back Load Version
                                        ------------------------------------- ---------------------------------------
                                        Accumulation    Units                 Accumulation    Units
Division                                 Unit Value  Outstanding    Equity     Unit Value  Outstanding     Equity
---------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.................  $2.409091   10,258,189  $ 24,712,911  $2.295965   24,369,095  $   55,950,589
T. Rowe Price Small Cap Value..........   1.595527    6,574,927    10,490,474   1.549988   13,638,862      21,140,072
Aggressive Growth Stock................   2.492488   26,953,401    67,181,029   4.871253   43,360,087     211,217,954
International Growth...................   1.323909    3,439,029     4,552,961   1.286123    7,118,190       9,154,868
Franklin Templeton International Equity   2.274073   25,002,389    56,857,258   2.549602   55,703,348     142,021,367
AllianceBernstein Mid Cap Value........   1.569608    1,108,150     1,739,361   1.547558    2,379,792       3,682,866
Index 400 Stock........................   1.722759   14,082,068    24,260,009   1.641894   33,815,800      55,521,959
Janus Capital Appreciation.............   1.425327      780,283     1,112,158   1.405312    1,386,151       1,947,975
Growth Stock...........................   2.386622   20,677,902    49,350,336   2.378175   52,297,802     124,373,325
Large Cap Core Stock...................   1.969605   18,168,256    35,784,288   1.963264   50,391,072      98,930,978
Capital Guardian Domestic Equity.......   1.193398    9,423,819    11,246,367   1.159280   17,956,749      20,816,900
T. Rowe Price Equity Income............   1.414287    1,568,194     2,217,876   1.394433    4,292,221       5,985,215
Index 500 Stock........................   2.731142   41,727,776   113,964,482   4.116350   77,595,842     319,411,644
Asset Allocation.......................   1.150060   11,145,958    12,818,520   1.117219   22,531,287      25,172,382
Balanced...............................   2.362380   60,885,085   143,833,707   7.989947   48,169,201     384,869,363
High Yield Bond........................   2.058316   10,660,018    21,941,686   2.021608   24,343,041      49,212,086
Select Bond............................   1.965614   26,067,954    51,239,535   9.901557   10,695,695     105,904,034
Money Market...........................   1.423127   15,028,450    21,387,393   2.738952   16,070,503      44,016,336
Fidelity VIP Mid Cap...................   1.741819    1,802,177     3,139,066   1.717354    4,278,279       7,347,320
Russell Multi-Style Equity.............   0.860463   19,989,061    17,199,847   0.820050   28,757,492      23,582,581
Russell Aggressive Equity..............   1.421771    7,427,014    10,559,513   1.355022   10,794,558      14,626,864
Russell Non-U.S........................   1.138748   10,406,399    11,850,266   1.085315   15,446,920      16,764,774
Russell Core Bond......................   1.384409    8,824,119    12,216,190   1.319453   11,121,921      14,674,852
Russell Real Estate Securities.........   2.389375    7,812,702    18,667,475   2.277262   18,041,094      41,084,298
                                                                 ------------                          --------------
  Equity...............................                           728,322,708                           1,797,410,602
  Annuity Reserves.....................                            13,929,460                              18,356,864
                                                                 ------------                          --------------
  Total Equity.........................                          $742,252,168                          $1,815,767,466
                                                                 ============                          ==============

                                                 NML Variable Annuity Account B

 Notes to Financial Statements



Note 9 (continued)

                                                  Contracts Issued:                     Contracts Issued:
                                             On or After March 31, 2000            On or After March 31, 2000
                                                 Front Load Version                     Back Load Version
                                        ------------------------------------- -------------------------------------
                                        Accumulation    Units                 Accumulation    Units
Division                                 Unit Value  Outstanding    Equity     Unit Value  Outstanding    Equity
-------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.................  $1.100014    24,517,418 $ 26,969,503  $2.295965   18,719,764  $ 42,979,923
T. Rowe Price Small Cap Value..........   1.590166    10,191,647   16,206,411   1.549988   16,176,274    25,073,031
Aggressive Growth Stock................   0.795400    33,381,264   26,551,457   4.871253    9,592,622    46,728,089
International Growth...................   1.319461     8,521,806   11,244,191   1.286123   13,009,472    16,731,781
Franklin Templeton International Equity   1.161941    33,306,605   38,700,310   2.549602   20,065,529    51,159,113
AllianceBernstein Mid Cap Value........   1.567025     2,640,006    4,136,955   1.547558    2,684,457     4,154,353
Index 400 Stock........................   1.352705    22,283,625   30,143,171   1.641894   31,408,005    51,568,615
Janus Capital Appreciation.............   1.422971     1,559,586    2,219,246   1.405312    2,269,975     3,190,023
Growth Stock...........................   0.774425    35,020,959   27,121,106   2.378175   17,211,320    40,931,531
Large Cap Core Stock...................   0.772557    18,168,775   14,036,414   1.963264   11,170,844    21,931,316
Capital Guardian Domestic Equity.......   1.189385    16,304,992   19,392,913   1.159280   20,213,629    23,433,256
T. Rowe Price Equity Income............   1.411949     5,021,856    7,090,605   1.394433    4,088,760     5,701,502
Index 500 Stock........................   0.850261    61,872,226   52,607,541   4.116350   21,293,958    87,653,384
Asset Allocation.......................   1.146198    24,763,452   28,383,819   1.117219   39,112,607    43,697,348
Balanced...............................   1.087384   115,318,065  125,395,019   7.989947   19,495,805   155,770,449
High Yield Bond........................   1.401540    12,459,872   17,463,009   2.021608   11,097,831    22,435,464
Select Bond............................   1.445569    55,244,272   79,859,407   9.901557    9,265,871    91,746,550
Money Market...........................   1.110318    20,994,394   23,310,454   2.738952   11,071,279    30,323,702
Fidelity VIP Mid Cap...................   1.738950     4,313,661    7,501,241   1.717354    5,622,571     9,655,945
Russell Multi-Style Equity.............   0.804386    29,717,223   23,904,118   0.820050   31,971,252    26,218,025
Russell Aggressive Equity..............   1.203942     8,674,632   10,443,754   1.355022    9,442,850    12,795,269
Russell Non-U.S........................   0.905783    17,253,283   15,627,730   1.085315   17,207,967    18,676,065
Russell Core Bond......................   1.368038    17,182,654   23,506,524   1.319453   18,499,979    24,409,853
Russell Real Estate Securities.........   2.519496    12,229,738   30,812,776   2.277262   20,379,598    46,409,684
                                                                 ------------                          ------------
  Equity...............................                           662,627,674                           903,374,271
  Annuity Reserves.....................                             9,922,059                             6,781,419
                                                                 ------------                          ------------
  Total Equity.........................                          $672,549,733                          $910,155,690
                                                                 ============                          ============

                                                 Contracts Issued:
                                             On or After June 30, 2000
                                                 Fee-Based Version
                                        ------------------------------------
                                        Accumulation    Units
Division                                 Unit Value  Outstanding   Equity
-----------------------------------------------------------------------------
Small Cap Growth Stock.................  $1.077557    1,181,127  $ 1,272,732
T. Rowe Price Small Cap Value..........   1.598319    1,020,712    1,631,423
Aggressive Growth Stock................   0.814940    1,615,370    1,316,430
International Growth...................   1.326256    1,049,810    1,392,317
Franklin Templeton International Equity   1.146710    2,490,047    2,855,362
AllianceBernstein Mid Cap Value........   1.570931      114,798      180,340
Index 400 Stock........................   1.400698    1,709,381    2,394,327
Janus Capital Appreciation.............   1.426538      182,238      259,969
Growth Stock...........................   0.794710    2,474,794    1,966,744
Large Cap Core Stock...................   0.825188      733,565      605,329
Capital Guardian Domestic Equity.......   1.195493    2,506,929    2,997,016
T. Rowe Price Equity Income............   1.415494      410,383      580,895
Index 500 Stock........................   0.880207    3,971,231    3,495,505
Asset Allocation.......................   1.152100    1,627,568    1,875,121
Balanced...............................   1.102107    1,961,114    2,161,357
High Yield Bond........................   1.410181    2,695,894    3,801,698
Select Bond............................   1.440153    7,697,994   11,086,289
Money Market...........................   1.102690    1,474,450    1,625,861
Fidelity VIP Mid Cap...................   1.743292      304,087      530,112
Russell Multi-Style Equity.............   0.842129    3,796,448    3,197,099
Russell Aggressive Equity..............   1.248369      984,443    1,228,948
Russell Non-U.S........................   0.959668    2,651,877    2,544,921
Russell Core Bond......................   1.356252    3,078,706    4,175,501
Russell Real Estate Securities.........   2.319210    1,319,716    3,060,699
                                                                 ----------- -   -   -
  Equity...............................                           56,235,995
  Annuity Reserves.....................                                   --
                                                                 ----------- -   -   -
  Total Equity.........................                          $56,235,995
                                                                 =========== =   =   =

NML Variable Annuity Account B

 Report of Independent Registered Public Accounting Firm

[LOGO] PRICEWATERHOUSECOOPERS

To The Northwestern Mutual Life Insurance Company and
Contract Owners of NML Variable Annuity Account B

In our opinion, the accompanying statement of assets and liabilities, the related statements of operations, and of changes in equity and the financial highlights present fairly, in all material respects, the financial position of the NML Variable Annuity Account B and its Small Cap Growth Stock Division, T. Rowe Price Small Cap Value Division, Aggressive Growth Stock Division, International Growth Division, Franklin Templeton International Equity Division, AllianceBernstein Mid Cap Value Division, Index 400 Stock Division, Janus Capital Appreciation Division, Growth Stock Division, Large Cap Core Stock Division, Capital Guardian Domestic Equity Division, T. Rowe Price Equity Income Division, Index 500 Stock Division, Asset Allocation Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Fidelity VIP Mid Cap Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Core Bond Division, and Russell Real Estate Securities Division at December 31, 2004, and the results of each of their operations, the changes in each of their equity and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2004 with Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 3, 2005

                        Report of Independent Registered Public Accounting Firm

This report is submitted for the general information of owners of NML Variable Annuity Account B contracts. This report is not authorized for distribution to prospective purchasers of variable annuity contracts unless it is accompanied by an effective prospectus. Northwestern Mutual variable annuity contracts are sold through individuals who, in addition to being licensed life insurance agents of Northwestern Mutual, are Registered Representatives of Northwestern Mutual Investment Services, LLC, a wholly-owned subsidiary of Northwestern Mutual, a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

Issuer: The Northwestern Mutual Life Insurance Company
(Northwestern Mutual), 720 E. Wisconsin Avenue, Milwaukee, WI 53202-4797

Principal Underwriter: Northwestern Mutual Investment Services, LLC
(NMIS), Suite 300, 611 E. Wisconsin Avenue, Milwaukee, WI 53202,
1-866-664-7737, member NASD and SIPC.

          The Northwestern Mutual
          Life Insurance Company . Milwaukee, WI
          www.northwesternmutual.com

          90-1776(0786) (REV 0105)

[LOGO] Northwestern Mutual(R)

          PO BOX 3095
          MILWAUKEE WI 53201-3095